    As filed with the Securities and Exchange Commission on April 18, 2012

                                                   Registration Nos. 333-133671
                                                                    811-07534
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Post-Effective Amendment No. 13                           [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No. 36                                         [X]


                          Paragon Separate Account B
                          (Exact Name of Registrant)
                      Metropolitan Life Insurance Company
                              (Name of Depositor)
                                200 Park Avenue
                              New York, NY 10166
             (Address of depositor's principal executive offices)

                               -----------------

                    General American Life Insurance Company
                            13045 Tesson Ferry Road
                           St. Louis, Missouri 63128
                        (Name and Address of Guarantor)


Name and address of agent for service:  Copy to:
Marie C. Swift, Esq.                    Stephen E. Roth, Esquire
Metropolitan Life Insurance Company     Sutherland Asbill & Brennan LLP
501 Boylston Street                     1275 Pennsylvania Avenue, N.W.
Boston, Massachusetts 02116             Washington, D.C. 20004-2415


It is proposed that this filing will become effective (check appropriate box)

      [ ] immediately upon filing pursuant to paragraph (b)


      [X] on April 30, 2012 pursuant to paragraph (b)


      [ ] 60 days after filing pursuant to paragraph (a)(1)

      [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered: (i) Group and Individual Flexible Premium Variable Life Insurance Contracts and (ii) Guarantee related to insurance obligations under the variable life insurance policies.

                                  PROSPECTUS


                                APRIL 30, 2012


       GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES
                               (METFLEX GVUL C)

                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:
                                 METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                (800) 685-0124

This Prospectus describes group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in group insurance programs sponsored by employers or other organizations. An employer or sponsoring organization (the "Employer") will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the employer or sponsoring organization. We will issue Certificates to eligible employees or members (the "Employees") showing the rights of the Certificate owner ("Owner" or "you"). The Employee is usually both the Owner and the Insured under a Certificate unless a different Owner is designed by the Employee.

The Certificate is a long-term investment designed to provide significant life insurance benefits. This prospectus provides information that a prospective owner should know before investing in the Certificate. You should consider the Certificate in conjunction with other insurance you own. Replacing any existing life insurance with this Certificate may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Certificate or to take withdrawals from another Certificate you own to make premium payments under this Certificate.

Paragon Separate Account B (the "Separate Account") consists of a number of Investment Divisions each of which invests solely in an underlying fund (the "Fund"). You may allocate net premiums to the Investment Divisions that invest in the Funds available in your group insurance Plan or to the Fixed Account.

PLEASE SEE THE FUND SUPPLEMENT IMMEDIATELY FOLLOWING THIS PROSPECTUS FOR A LIST OF THE FUNDS AVAILABLE FOR YOUR GROUP INSURANCE PLAN. The Fund Supplement describes the Funds briefly. A more detailed description of the Funds is contained in the Fund prospectuses. YOU CAN OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 685-0124.

PLEASE NOTE THAT THE CERTIFICATES AND THE FUNDS:

    .  ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
    .  ARE NOT FEDERALLY INSURED;
    .  ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
    .  ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Certificate or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

Certificate Benefits/Risks Summary.........................................................  4
   Certificate Benefits
   Certificate Risks
   Fund Risks
Fee Tables.................................................................................  9
   Transaction Charges
   Periodic Charges Other Than Fund Operating Expenses (including Optional Rider Charges)
   Fund Charges and Expenses
Issuing the Certificate.................................................................... 12
   General Information
   Selection of Charge Structure (Group A, Group B and Group C)
   Procedural Information
   Right to Examine Certificate (Free Look Right)
   Ownership Rights
   Modifying the Certificate
Premiums................................................................................... 15
   Premium Payments
   Minimum Initial Premium
   Premium Flexibility
   Premium Limitations
   Modified Endowment Contracts
   Allocation of Net Premiums and Cash Value
The Company and the Fixed Account.......................................................... 17
   The Company
   The Fixed Account
The Separate Account and the Funds......................................................... 18
   The Separate Account
   The Funds
Certificate Values......................................................................... 22
   Cash Value
   Cash Surrender Value
   Cash Value in the Fixed Account
   Cash Value in Each Separate Account Investment Division
Certificate Benefits....................................................................... 23
   Death Benefit
   Payment of Death Benefit
   Death Benefit Options
   Changing Death Benefit Options
   Changing Face Amount
   Accelerated Benefits
   Paid-up Certificate Benefit
   Surrender and Partial Withdrawals
   Transfers
   Automatic Investment Strategies
   Loans
   Payment of Benefits at Maturity
   Facsimile and Internet Requests
Certificate Lapse and Reinstatement........................................................ 32
   Lapse
   Reinstatement

  Charges and Deductions................................................. 32
     Transaction Charges
     Periodic Charges
     Federal Taxes
     Variations in Charges
     Fund Charges and Expenses
  Federal Tax Matters.................................................... 36
     Tax Status of the Certificate
     Tax Treatment of Certificate Benefits
  Additional Benefits and Riders......................................... 41
  Distribution of the Group Policy and its Certificates.................. 41
     Distributing the Group Policy and the Certificates
     Compensation Paid to Selling Firms and Other Intermediaries
  General Provisions of the Group Policy................................. 43
     Issuance
     Premium Payments
     Grace Period and Termination
     Incontestability
     Ownership of Group Policy
  General Matters Relating to the Certificate............................ 44
     Postponement of Payments
     Effect of Termination of Employer Participation in the Group Policy
  State Variations....................................................... 45
  Legal Proceedings...................................................... 46
  Financial Statements................................................... 46
  Glossary............................................................... 47

CERTIFICATE BENEFITS/RISKS SUMMARY
================================================================================

This Certificate is a variable universal life insurance Certificate. The Certificate is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Certificate, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the Fixed Account, the premiums you pay, the Certificate fees and charges we deduct, and the effect of any Certificate transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Certificate is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Certificate is excludible from the gross income of the beneficiary under that Certificate, and the Certificate owner is not deemed to be in constructive receipt of the cash value of the Certificate until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Certificate's important benefits and risks. The sections in the Prospectus following this summary discuss the Certificate's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                             CERTIFICATE BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS: The Employer may elect to remit planned premiums on your behalf equal to an amount you authorize to be deducted from your wages or otherwise make available to the Employer. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE: The free look period begins when you receive your Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Certificate or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or the Fixed Account, in accordance with your instructions. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate. A free look period also applies if you request an increase in Face Amount for that increase.

DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions and any benefits paid under the Accelerated Benefits Rider.

You may choose between two death benefit options available under the Certificate. After the first Certificate Anniversary, you may change the death benefit option while the Certificate is in force. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. We calculate the amount payable under each death benefit option as of the Insured's date of death.

    . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Certificate or, if greater, a percentage of Cash Value based on federal tax law requirements.

    . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Certificate plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Policies and Employer-sponsored programs.

So long as a Certificate remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Certificate to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Certificate was issued.

ACCELERATED BENEFITS RIDER: Under the Accelerated Benefits Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill. In general, rider benefits may be received tax free subject to certain limitations and conditions. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A CERTIFICATE OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS: At any time that a Certificate is in effect, you may elect to surrender the Certificate and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.

PARTIAL WITHDRAWALS: You may request to withdraw part of the Cash Surrender Value once each Certificate Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR CERTIFICATE WILL LAPSE (TERMINATE WITHOUT VALUE).

TRANSFERS: Subject to certain restrictions, you may transfer Cash Value among the Investment Divisions of the Separate Account or Fixed Account. There are restrictions on transfers involving the Fixed Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers--Frequent Transfers Among Investment Divisions."


LOANS: You may borrow against the Cash Value of a Certificate. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Investment Division of the Separate Account and the Fixed Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Certificate Loan at a maximum annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. LOANS MAY HAVE TAX CONSEQUENCES.


OTHER CERTIFICATE BENEFITS

OWNERSHIP RIGHTS: While the Insured is living, the Owner of the Certificate may exercise all of the rights and options described in the Certificate. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE: Acceptance of an application for a Certificate is subject to our underwriting rules. We generally will issue the Certificate and any Dependent's Life Benefits Rider applied for by an Employee pursuant to our guaranteed issue procedure. Under this procedure, the Employee purchasing a Certificate for the first time must answer qualifying questions in the application for Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Certificates--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar certificates using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.

FIXED ACCOUNT: You may place money in the Fixed Account where it earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. We may credit higher rates of interest, but are not obligated to do so.


SEPARATE ACCOUNT: You may direct the money in your Certificate to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed in the Fund Supplement for your Plan.

CASH VALUE: Cash Value is the sum of your amounts in the Fixed Account, the Loan Account, and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, interest we credit to the Fixed Account, charges we deduct, and other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS: We offer several optional insurance benefits and riders that provide supplemental benefits under the Certificate. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Plans may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS: There may be other ways of receiving proceeds under the death benefit provisions of the Certificate, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

PAID-UP CERTIFICATE BENEFIT. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a "paid-up" benefit. ("Paid-up" means no further premiums are required.)

                               CERTIFICATE RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Certificate fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Certificate could lapse without value, unless you pay additional premium.


If you allocate premiums to the Fixed Account, then we credit your Cash Value (in the Fixed Account) with a declared rate of interest. You assume the risk that the interest rate on the Fixed Account may decrease, although it will never be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%.


RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.

CERTIFICATE LAPSE

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Certificate may enter a 62-day grace period. We will notify you that the Certificate will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Certificate also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Certificate will be in default and the you must pay a specified amount of new premium to prevent your Certificate from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Certificate within three years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.


Depending on the total amount of premiums you pay, the Certificate may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Certificate is treated as a MEC, then surrenders, partial withdrawals, and loans under the Certificate will be taxable as ordinary income to the extent there are earnings in the Certificate. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Certificate is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Certificate Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Certificate. Moreover, loans will generally not be treated as distributions prior to termination of your Certificate, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Certificate that is not a MEC are subject to the 10% penalty tax.


Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL
CERTIFICATE-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Certificate to meet long-term financial goals. To best realize the benefits available through the Certificate--including the benefit of tax deferred build up of Cash Value, you should purchase the Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Certificate Value in the near future. THE CERTIFICATE IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR CERTIFICATE WILL LAPSE.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Certificate. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR CERTIFICATE WILL LAPSE.

LOANS

A Certificate Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Certificate Loan from the Investment Divisions of the Separate Account and/or the Fixed Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.

We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Certificate, by the amount of any Indebtedness. Your Certificate may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A CERTIFICATE LOAN MAY HAVE TAX CONSEQUENCES. If you surrender the Certificate or allow the Certificate to lapse or if the Certificate terminates while a Certificate Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

                                  FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
================================================================================

The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Certificate. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Employer chooses which charges, Group A, Group B or Group C, will apply to the Certificates issued to the Employees of the Employer (See "Issuing the Certificate--Selection of Charge Structure, Group A, Group B and Group C").

TRANSACTION CHARGES

The table below describes the fees and expenses that you will pay at the time that you buy the Certificate, make partial withdrawals from the Certificate, or transfer Cash Value among the Separate Account Investment Divisions and the Fixed Account.

                           WHEN CHARGE IS        MAXIMUM GUARANTEED CHARGE DEDUCTED
                                               ------------------------------------------------
        CHARGE                DEDUCTED            GROUP A           GROUP B         GROUP C
-----------------------------------------------------------------------------------------------
PREMIUM CHARGES/(1)/
------------------------
PREMIUM EXPENSE CHARGE     Upon receipt of     7.75% of each     7.75% of each     None/(2)/
                            each premium          premium           premium
                               payment            payment           payment
-----------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE         Upon receipt of     2.25% of each     2.25% of each     None/(2)/
                            each premium          premium           premium
                               payment            payment           payment
-----------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL        Upon each partial    The LESSER of $25 or 2% of the amount withdrawn
CHARGE                     withdrawal from
                           the Certificate
-----------------------------------------------------------------------------------------------
TRANSFER CHARGE           Upon transfer in                $25 per transfer
                            excess of 12
                        in a Certificate Year
-----------------------------------------------------------------------------------------------
ACCELERATED BENEFITS       At the time an                     $150/(3)/
RIDER ADMINISTRATIVE      accelerated death
CHARGE                     benefit is paid
-----------------------------------------------------------------------------------------------

--------
/(1)/On the specifications page of your Certificate the premium expense charge and the premium tax charge are combined into one amount that is referred to as the premium expense charge.

/(2)/For Certificates issued under a Group C charge structure, the premium expense charge and the premium tax charge are not assessed as explicit charges; instead, they are included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See "Selection of Charge Structure (Group A, Group B and Group C)".

/(3)/We do not currently impose this charge.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, which you will pay during the time that you own the Certificate. The table also includes rider charges that will apply if you purchase any rider(s).

           CHARGE              WHEN CHARGE IS DEDUCTED      MAXIMUM GUARANTEED CHARGE DEDUCTED
----------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(1)/     On the Investment
(PER $1000 OF NET AMOUNT AT      Start Date and each
RISK)                            succeeding Monthly
                                     Anniversary
MINIMUM CHARGE                                                             $0.30
MAXIMUM CHARGE                                                            $82.33
CHARGE FOR AN INSURED,                                                     $0.92
  ATTAINED AGE 45, ACTIVELY
  AT WORK
----------------------------------------------------------------------------------------------------
                                                                 GROUP A           GROUP B  GROUP C
----------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE/(2)/     On the Investment Start  $6.50 per Certificate per  $0/(3)/  $0/(3)/
                                  Date and on each               month
                                 succeeding Monthly
                                     Anniversary
----------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE                   Daily           0.90% (annually) of the net assets of each
RISK CHARGE/(4)/                                        Investment Division of the Separate Account
----------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD/(5)/        On each Certificate                       2.0%
                                     Anniversary
----------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES/(6)/
----------------------------------------------------------------------------------------------------
Waiver of Monthly              On rider start date and
Deductions During Total            on each Monthly
Disability Rider/(7)/                Anniversary
MINIMUM CHARGE                                                             $0.04
MAXIMUM CHARGE                                                             $9.88
CHARGE FOR AN INSURED,                                                     $0.11
  ATTAINED AGE 45, ACTIVELY
  AT WORK
----------------------------------------------------------------------------------------------------
Dependent's Life Benefits      On rider start date and
Rider-- (per $1000 of              on each Monthly
coverage)                            Anniversary
Child                                                                      $0.41
Spouse
MINIMUM                                                                    $0.15
MAXIMUM                                                                    $5.16
CHARGE FOR A SPOUSE                                                        $0.45
  ATTAINED AGE 45
----------------------------------------------------------------------------------------------------
Accelerated Benefits Rider     See "Accelerated Death Benefit Administrative Charge" in Transaction
                                                       Charges table above.
----------------------------------------------------------------------------------------------------

--------
/(1)/Cost of insurance rates vary based on the Insured's Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Employer has chosen for the Certificates. The cost of insurance charge is greater for participants in a Plan that uses a Group B or Group C charge structure than those in a Plan that uses a Group A charge structure. (See "Issuing the Certificate--Selection of Charge

   Structure, Group A, Group B and Group C.") The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

/(2)/The maximum administrative charge we can apply to any Certificate can vary but will not exceed the amounts in the table. Please refer to the specifications pages of your Certificate for the administrative charge that applies to your Certificate.

/(3)/For Certificates issued under a Group B or Group C charge structure, the administrative charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See "Selection of Charge Structure (Group A, Group B and Group C).

/(4)/The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.


/(5)/Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. While the amount we charge you is guaranteed not to exceed 8% annually and the amount we credit is guaranteed not to be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%, we also guarantee that the Loan Interest Spread will not be greater than 2%. While a Certificate Loan is outstanding, loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate Loan, if shorter.


/(6)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Dependent's Life Benefits Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the Insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Certificate will indicate the rider charges applicable to your Certificate, and more detailed information concerning these rider charges is available on request from our Administrative Office.

/(7)/The charge is calculated by increasing the cost of insurance rates (based on the 2001 CSO Table) by a percentage, typically 12%, that takes into consideration specific requirements of the rider, such as, the length of time you must be disabled before the benefits under the rider will begin and the maximum amount of time for which we will waive the Monthly Deductions. These requirements may vary depending on the rider available under your Plan.

For information concerning compensation paid for the sale of the Group Policy and its Certificates, see "Distribution of the Group Policy and its Certificates."

FUND CHARGES AND EXPENSES

The following table describes the fees and expenses that Funds will pay and that therefore you will indirectly pay periodically during the time that you own your Certificate.


The table shows the minimum and maximum total operating expenses charged by all Funds available for all group insurance Plans for the fiscal year ended December 31, 2011. More detail concerning the fees and expenses for the Funds offered in your Plan is contained in the Fund Supplement for your Plan and in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.


MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                             MINIMUM MAXIMUM
    ------------------------------------------------------------------------
    TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
      deducted from Fund assets, including management fees,
      distribution (12b-1) fees, and other expenses)          0.10%   1.40%
    ------------------------------------------------------------------------

ISSUING THE GROUP POLICY AND THE CERTIFICATES
================================================================================

GENERAL INFORMATION

An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. The Group Variable Universal Life Insurance Plan provided through a Group Policy issued directly to the Employer or provided through the Employer's participation in the Group Policy issued to the Trust is referred to as the "Plan". Employees may own Certificates issued under the Group Policy that covers the Employer's Plan. Whether the Plan is provided through a Group Policy issued directly to the Employer or through the Employer's participation in the Group Policy issued to the Trust will not result in any differences in the rights and benefits of the Employers or Owners of Certificates under the Plan.

The Employer or the Trust owns the Group Policy, but does not have any ownership interest in the Certificates issued under the Group Policy. Rights and benefits under the Certificates inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.

Generally, a Certificate is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Certificates to individuals falling outside that range of Issue Ages, or decline to issue Certificates to individuals within that range of Issue Ages. The Insured under a Certificate is usually an employee of the Employer. Currently, the minimum initial Face Amount is $10,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Certificate) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Certificate Benefits--Death Benefit.")

On behalf of Owners, the Employer may elect to make planned premium payments under the Plan equal to an amount authorized by Employees to be deducted from their wages or otherwise made available to the Employer. If the Employer does not so elect, we will bill Owners directly for the planned premium payments. In addition, Owners may pay additional premiums.

SELECTION OF CHARGE STRUCTURE (GROUP A, GROUP B AND GROUP C)

Three different charge structures are available for the administrative convenience of the Employer who chooses which charge structure will apply to the Certificates issued to the Employer's Employees. Group B and Group C may not be available to Employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Certificate to see which charge structure applies to your Certificate.

The difference among the three groups is whether we will assess a premium charge (premium expense charge and premium tax charge) or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Certificates in Group A, we assess both of these charges as explicit charges. For Certificates in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A. For Certificates in Group C, we do not assess an explicit administrative charge nor an explicit premium charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A or Group B.

It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for Employees in the aggregate under a Plan. However, in order to include a premium charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Certificate administrative charge into an increase in our insurance rates, we must assume an average Certificate Face Amount. If the actual aggregate premiums paid or the actual average Certificate Face Amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.

The total amount of charges may also be higher or lower for any particular Employee depending on which charge structure the Employer chooses. When we increase our insurance rates to cover a premium charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium expenses and taxes) and on an assumed average Certificate Face Amount (for administrative expenses) and the increase is spread across all Employees. Therefore, for Employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for Employees whose Face Amount is larger than the assumed Face Amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.

PROCEDURAL INFORMATION

We generally will provide a Plan to Employers whose Employees meet the eligibility requirements for Owners (and/or Insureds) under the Plan. The class(es) of employees covered by a particular Plan is/are set forth in the Group Policy's specifications pages for that Employer.

Employees wishing to purchase a Certificate under a Plan must complete the appropriate application for insurance and submit it to our authorized representative or us at our Administrative Office. We will issue a Certificate for the Employer to give to each Owner.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

EMPLOYEE ELIGIBILITY. To be eligible to purchase a Certificate, an Employee must be actively at work at the time he or she submits the application for Insurance and on the Effective Date of the Certificate. In addition, the Employer may determine specific classes to which the Employee must belong to be eligible to purchase a Certificate. "Actively at work" means that the Employee must work for the Employer at the Employee's usual place of work (or such other places as required by the Employer) for the full number of hours and the full rate of pay set by the employment practices of the Employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Employer also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Policy specifications pages for that Employer. Employees of any Associated Companies of the Employer will be considered Employees of the Employer. If the Employer is a partnership, a partner may be an Employee.

GUARANTEED ISSUE. We generally will issue the Certificate and any Dependent's Life Benefits Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Certificate. Under this procedure, the Employee is only required to answer qualifying questions in the application for Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Plan.

SIMPLIFIED UNDERWRITING. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

    .  the Face Amount exceeds the Guaranteed Issue Amount described above;
    .  the Certificate has previously been offered to the Employee;
    . the requirements for guaranteed issue set forth in the application for Insurance are not met; or
    . the Certificate is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a Dependent's Life Benefits Rider if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Insurance.


Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Certificate can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")


EMPLOYEE'S SPOUSE. We generally offer coverage for an Employee's spouse through the Dependent's Life Benefits Rider. In certain Plans, we may issue a Certificate to the Employee covering his or her spouse. Before issuing such a Certificate, we must receive an appropriate application for Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. The cost of insurance charge will be based on the age of the Employee or the age of the spouse, depending on the Plan. The Dependent's Life Benefits Rider for a spouse provides only term insurance on the life of the spouse and does not provide for the accumulation of cash value that the Certificate provides.

EFFECTIVE DATE OF THE CERTIFICATE. The Effective Date of the Certificate is the date on which insurance coverage shall take effect and is set forth in the specifications pages of the Certificate. Before the Effective Date of the Certificate can be determined, all of the following conditions must be met:

    .  the appropriate application for Insurance is signed;
    . the minimum initial premium has been paid prior to the Insured's death; . the Insured is eligible for the Certificate; and . the information in the application is determined to be acceptable to the
       Company.

Once all of these conditions are met, the Effective Date of the Certificate will be the same day of the month as the Plan Anniversary Date. Therefore, the Effective Date of the Certificate will be the same day of the month for all Certificates in a Plan. An employer can choose whether Certificates that meet the above conditions in any month will have an Effective Date of the Certificate that is the current month or the following month. For example, if the Plan Anniversary Date is July 1, 2011 and all the conditions for a particular Certificate are met on October 15, 2011, the employer may choose as the Effective Date of the Certificate either October 1, 2011 or November 1, 2011, and this date will then be shown on the specifications pages of the Certificates.

RIGHT TO EXAMINE CERTIFICATE (FREE LOOK RIGHT)

INITIAL FREE LOOK PERIOD. The free look period begins when you receive your Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Certificate or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or the Fixed Account, in accordance with your instructions. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate.

To cancel the Certificate, you should mail or deliver the Certificate directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Certificate--Postponement of Payments.")

FREE LOOK FOR INCREASE IN FACE AMOUNT. Similarly, you may cancel an increase in Face Amount within 20 days from the date the Owner received the new Certificate specifications pages for the increase.

If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Certificate's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions and the Fixed Account in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Certificate belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Certificates, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Certificate. Changing the Owner or assigning the Certificate may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Certificate.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Certificate. For example, we reserve the right to restrict changes in the death benefit option and changes in Face Amount in the first Certificate Year and thereafter to certain monthly dates determined by the Employer in accordance with the Plan. No change will be permitted that would result in the death benefit under a Certificate being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Certificate directly to the Owner.

MODIFYING THE CERTIFICATE

Any modification or waiver of our rights or requirements under the Certificate must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Certificate.

Upon notice to you, we may modify the Certificate:

    . to conform the Certificate, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Certificate, or our Company, or the Separate Account is subject;
    . to assure continued qualification of the Certificate as a life insurance contract under the federal tax laws; or
    .  to reflect a change in the Separate Account's operation.

If we modify the Certificate, we will make appropriate endorsements to the Certificate. If any provision of the Certificate conflicts with the laws of a jurisdiction that governs the Certificate, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
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PREMIUM PAYMENTS

Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the "Payroll Deduction Plan"). You must authorize the amount of the premiums remitted by the Employer. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations described below. Premium payments made directly to us should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Certificate is paid, and the health and other conditions including eligibility of the insured described in the application for insurance must not have changed. The planned premium is an amount that you arrange to pay for the Certificate that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Certificate. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned premium.

We will apply the minimum initial premium to a Certificate on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Certificate. Notwithstanding the foregoing, premiums that an Employer remits to cover the next monthly charges due are allocated to, and deducted from, a Certificate's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Employer and us. You may skip planned premium payments. Making planned premium payments does not guarantee that the Certificate will remain in force. The Certificate will not necessarily lapse if you fail to make planned premium payments. (See "Certificate Lapse and Reinstatement.")

PREMIUM LIMITATIONS

Every premium payment (other than a planned premium) paid must be at least $20. We do not accept payment of premiums in cash or by money order. We reserve the right not to accept a premium payment other than a planned premium for up to six months from the date a partial withdrawal is paid to you, unless the premium payment is required to keep the Certificate in force.

We have established procedures to monitor whether aggregate premiums paid under a Certificate exceed the current maximum premium limitations that qualify the Certificate as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Certificate. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Certificate Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as "Modified Endowment Contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Certificate year, would cause a Certificate to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Certificate becoming a MEC. We will notify you when we believe that a premium payment will cause a Certificate to become a modified endowment contract. You may request that we refund any premium received that would cause the Certificate to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When you apply for a Certificate, you give us instructions to allocate your net premiums to one or more Investment Divisions of the Separate Account and/or the Fixed Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

    . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
    . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
    . The initial net premium will be allocated on the Investment Start Date, which is the later of the Effective Date of the Certificate or the date we receive the initial premium at our Administrative Office.
    . We will allocate net premiums after the initial net premium as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Certificate, unless otherwise specified.
    . You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Certificate charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE INVESTMENT DIVISIONS. Investment performance will affect the Certificate's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Certificate.

THE COMPANY AND THE FIXED ACCOUNT
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THE COMPANY


Metropolitan Life Insurance Company is a leading provider of insurance, annuities and employee benefit programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East.


Obligations to Owners and Beneficiaries that arise under the Certificate are obligations of MetLife.

THE FIXED ACCOUNT


The Fixed Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the Fixed Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

RESTRICTIONS ON PARTIAL WITHDRAWALS AND TRANSFERS FROM THE FIXED ACCOUNT. An Owner may withdraw a portion of Cash Value from the Fixed Account. The maximum amount that can be withdrawn in any Certificate Year (through partial withdrawals or transfers) from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction for partial withdrawals from Fixed Account but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the Fixed Account, it could take a number of years to fully transfer a current balance in the Fixed Account to the Investment Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the Fixed Account is consistent with your risk tolerance and time horizon.


Transfers and Partial Withdrawals from the Fixed Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.") The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Certificate.

The Loan Account is part of the Fixed Account.

WE HAVE NOT REGISTERED INTERESTS IN THE FIXED ACCOUNT UNDER THE SECURITIES ACT OF 1933, NOR HAVE WE REGISTERED THE FIXED ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE SEPARATE ACCOUNT AND THE FUNDS
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THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund. The Funds that are available in the Certificate vary by Plan. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our Fixed Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Certificates. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Certificates are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Certificates, then we may, from time to time in the normal course of business, transfer the excess to our Fixed Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Certificates even if that amount exceeds the Certificate's Cash Value in the Separate Account. Any such amount that exceeds the Certificate's Cash Value in the Separate Account is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The investment objective(s) and the investment adviser of each Fund are shown in the fund supplement for your Plan.

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Certificates and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Certificates and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Certificates and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Certificates.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See the Fund Supplement for your Plan--"Fund Charges and Expenses" for information on the management fees paid by the fund to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)

SELECTION OF FUNDS. We select the Funds offered through the Certificate based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We may also consider funds for Plans based on suggestions or requests from Employers. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Certificate resulting from the performance of the Funds you have chosen.

ADDITION, DELETION, OR SUBSTITUTION OF FUNDS. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

    .  eliminate or combine one or more Investment Divisions;
    . substitute one Investment Division for another Investment Division; or . transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Certificate, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

    .  operated as a management company under the 1940 Act;
    . deregistered under that Act in the event such registration is no longer required; or
    .  combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Certificate to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

VOTING FUND SHARES. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

CERTIFICATE VALUES
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CASH VALUE

The Cash Value of the Certificate equals the sum of all values in the Fixed Account the Loan Account, and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Certificate's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the Fixed Account, charges we deduct, and any other transactions
(E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CERTIFICATE CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value of the Certificate is the amount we pay to you upon surrender of a Certificate. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness and any accrued and unpaid monthly deduction.

CASH VALUE IN THE FIXED ACCOUNT

On each Valuation Date, the Cash Value in the Fixed Account will equal:

    . the amount of the Net Premiums allocated or Cash Value transferred to the Fixed Account; PLUS

    . interest at a rate that will not be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%; PLUS

    . any excess interest which we credit and any amounts transferred into the Fixed Account; LESS
    . the sum of all Certificate charges allocable to the Fixed Account and any amounts deducted from the Fixed Account in connection with partial withdrawals, loans or transfers to the Separate Account.

CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Certificate's Cash Value in the Separate Account equals the sum of the Certificate's Cash Values in each Investment Division of the Separate Account. At the end of each Valuation Period the Cash Value in an Investment Division will equal:

    . the value in the Investment Division on the preceding Valuation Date multiplied by the "experience factor" for the current Valuation Period; plus
    . all net premiums, loan repayments and Cash Value transfers into the Investment Division during the Valuation Period; minus
    . all partial withdrawals, loans and Cash Value transfers out of the Investment Division during the Valuation Period; minus
    . the portion of any transfer charge allocated to the Cash Value in the investment division during the Valuation Period; minus
    . if a Monthly Anniversary occurs during the current Valuation Period, the portion of the Monthly Deduction charged to the Investment Division during the current Valuation Period

The "experience factor" is calculated by taking the net asset value of the underlying Fund at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distribution paid by the Fund during the current Valuation Period; minus any per share charge for our taxes and for any reserve for taxes; and dividing by the net asset value per share at the end of the preceding Valuation Period. We also subtract the Mortality and Expense Charge at a rate not to exceed .002454% for each day in the Valuation Period (an annual rate of 0.90%).

CERTIFICATE BENEFITS
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DEATH BENEFIT

As long as the Certificate remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Certificate.

Death benefit proceeds equal:

    .  the death benefit (described below); PLUS
    .  any additional insurance provided by rider; MINUS
    .  any unpaid monthly deductions; MINUS
    .  any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Certificate ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Certificate--Delays in Payments We Make". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Certificate's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Certificate surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

DEATH BENEFIT OPTIONS


The Certificate provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Plans however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.


Under Option A, the death benefit is:

    . the current Face Amount of the Certificate or, if greater, . the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Plan Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Plan Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

    . the current Face Amount plus the Cash Value of the Certificate or, if greater,
    . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

WHICH DEATH BENEFIT OPTION TO CHOOSE. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Certificate Anniversary, you may change the death benefit option. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Certificate being disqualified as a life insurance contract under
Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT

You select the Face Amount when applying for the Certificate. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Certificate (without changing the death benefit option) after the first Certificate Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

FACE AMOUNT INCREASES. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Certificate. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

If you are paying premiums under a Payroll Deduction Plan, you may increase the Face Amount and under certain conditions may do so without providing evidence of insurability. These conditions vary from Plan to Plan and may include a change in family status due to marriage, divorce or the addition of a child (subject to maximum increase amounts) or an increase in your salary provided you have not previously declined any such increase in your Face Amount. The conditions and requirements that apply to your Plan are set forth in the Certificate. If evidence of insurability is not required, the increase will generally become effective on the Monthly Anniversary on or following the date of the request.

FACE AMOUNT DECREASES. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, $10,000. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

MANDATORY FACE AMOUNT DECREASES PROVISION. Your Certificate may contain a provision that would reduce the Face Amount as the Insured attains various ages. The ages at which a reduction will be triggered and the amount of the reduction may vary from Plan to Plan but will apply consistently to all Certificates issued under the Plan. Please refer to your Certificate to determine if it contains this provision and if so, what ages and percentages apply.

An example of how the provision will work is as follows: a Certificate may provide that on or after age 65, the Face Amount will be reduced to 65% of the Face Amount in effect on the day before the Insured's 65/th/ birthday (the "pre-65 Face Amount"). At age 70, the Face Amount will be 45% of the pre-65 Face Amount, at age 75, the Face Amount will be 30% of the pre-65 Face Amount and at age 80 or older, the Face Amount will be 20% of the pre-65 Face Amount.

A decrease in the Face Amount will result in a decrease in Death Benefit. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal law, we will (at your election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirement.

ACCELERATED BENEFITS

We offer an Accelerated Benefits Rider that permits you to elect to receive an accelerated payment of a portion of the Certificate's death benefit in a reduced amount if the Insured is terminally ill. In general, rider benefits may be received tax free subject to certain limitations and conditions. YOU SHOULD CONSULT A TAX ADVISER BEFORE ADDING THESE RIDERS TO YOUR CERTIFICATE OR REQUESTING A PAYMENT OF ACCELERATED DEATH BENEFIT.

PAID-UP CERTIFICATE BENEFIT

You can choose to terminate the Certificate's usual death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a "paid-up" benefit under the Certificate. The single premium is the amount required to fund a paid-up benefit under the Certificate, that is, one that requires no further premium payments. If you choose to use only a part of the Cash Surrender Value to purchase the paid-up benefit, you will receive in cash any remaining Cash Surrender Value that you did not elect to have used as a paid-up benefit. The paid-up benefit must not be more than can be purchased using the Certificate's Cash Surrender Value, more than the death benefit under the Certificate at the time you choose to use this provision, or less than $10,000. Once you have elected a paid-up benefit, you may no longer allocate Cash Value to the Separate Account or the Fixed Account. There is no fee for electing a paid-up benefit.

Because the death benefit under a paid-up benefit Certificate is calculated as the amount that will remain in force without payment of any further cost of insurance charges, it is generally significantly less than the Certificate's usual death benefit. In addition, if you choose not to use all of the Cash Surrender Value toward the purchase of the paid-up benefit, the death benefit will be further reduced.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Certificate is in force, you may surrender the Certificate, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Certificate-Postponement of Payments.") SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

SURRENDER. You may surrender the Certificate by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Certificate to our Administrative Office along with the request to surrender the Certificate. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Certificate. We can provide a lost Certificate upon request.

Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Certificate on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Certificate will terminate as of the date of surrender and cannot be reinstated.

PARTIAL WITHDRAWALS. You may make up to one partial withdrawal each Certificate Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.


The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Cash Surrender Value less twice the amount of the Monthly Deduction just prior to the partial withdrawal. While we are currently allowing partial withdrawals in an amount, including the partial withdrawal transaction charge, equal to the Cash Surrender Value, we reserve the right to reduce the maximum withdrawal amount by twice the amount of the Monthly Deduction. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. In addition, the maximum amount that can be withdrawn in any Certificate Year, from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction on partial withdrawals from the Fixed Account but reserve our right to do so in the future. Subject to the above conditions, you may allocate the amount withdrawn among the Investment Divisions and/or the Fixed Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Fixed Account and the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Certificate's Cash Value in the Fixed Account and in each Investment Division bears to the unloaned Cash Value of the Certificate). If restrictions on amounts that may be withdrawn from the Fixed Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Investment Division and/or the Fixed Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Investment Divisions and/or the Fixed Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Investment Division and/or in the Fixed Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $10,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Certificate Benefits--Death Benefit Options"). Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Certificate and between the Fixed Account and the Investment Divisions. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The maximum amount that can be transferred in any Certificate Year from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). The following terms apply to transfers under a Certificate:

    . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
    . We will consider all transfer requests received on the same Valuation Day a single transfer request.
    . The minimum amount that you must transfer is currently $200 (however, we reserve the right to increase this minimum amount up to $500), or, if less, the Certificate's Cash Value in an Investment Division or the Fixed Account. (We are not currently enforcing this restriction for transfers but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Certificate Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

    . We may impose a charge of $25 for each transfer in excess of twelve in a Certificate Year. The Company may modify the privilege of transferring amounts to or from the Fixed Account at any time.


Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Certificates (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high yield Funds (these Funds, referred to as the "Monitored Funds" are identified in the Fund Supplement for your Plan) and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category;
(2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Certificates, we require all future transfer requests to or from any Monitored Funds or other identified Funds under that Certificate to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Certificates. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Owners and other persons with interests in the Certificates should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Owner). You should read the Fund prospectuses for more details.


AUTOMATIC INVESTMENT STRATEGIES

DOLLAR COST AVERAGING. This investment strategy allows you to automatically transfer a predetermined amount of money from the Investment Division that invests in a money market fund to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Certificate's Cash Value in the Investment Division that invests in a money market fund must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

ANNUAL AUTOMATIC PORTFOLIO REBALANCING. This investment strategy allows the you to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Certificate anniversary or after the close of business on the next business day following your Certificate anniversary should your Certificate anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

LOANS

LOAN PRIVILEGES. You may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Certificate, with the Certificate serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

    . (a) is 85% of the Cash Value of the Certificate on the date the Certificate Loan is requested; and
    .  (b) is the amount of any outstanding Indebtedness.

The minimum amount that you may borrow is currently $200, however we reserve the right to increase this minimum amount up to $500. We will ordinarily pay any amount due to you under a Certificate Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.

We will process each loan request using the Cash Value determined at the end of the Valuation Period during which we receive an Owner's request.


When a Certificate Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Certificate Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account and the Fixed Account on a pro-rata in the proportion that the Certificate's Cash Value in each Investment Division and the Fixed Account bears to the unloaned Cash Value. This will reduce the Certificate's Cash Value in the Separate Account and the Fixed Account. These transactions will not be considered transfers for purposes of the limitations on transfers.


INTEREST RATE CHARGED FOR CERTIFICATE LOANS. We charge you interest not to exceed 8% per year on a loan. Loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions and the Fixed Account on a pro-rata basis in the proportion that the Cash Value in the Fixed Account and each Investment Division bears to the unloaned Cash Value.


LOAN ACCOUNT INTEREST RATE CREDITED. Amounts in the Loan Account will earn interest daily at an annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. The Loan Account interest credited will be transferred to the Fixed Account and the Investment Divisions: (i) at least each Plan Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction. We also guarantee that the Loan Interest Spread will not be greater than 2%.


REPAYMENT OF INDEBTEDNESS. You may repay all or part of your Indebtedness at any time while the Insured is living and the Certificate is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Fixed Account and the Separate Account Investment Divisions in the same proportions as Net Premiums are then being allocated.

We will treat amounts paid while a Certificate Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.

EFFECT OF CERTIFICATE LOANS. Whether or not repaid, a Certificate Loan will permanently affect the Cash Value and Cash Surrender Value of a Certificate, and may permanently affect the amount of the death benefit. This is because the collateral for the Certificate Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Certificate values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Certificate values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Certificate.

There are risks associated with taking a Certificate Loan, including the potential for a Certificate to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Certificate is a MEC, then a Certificate Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Certificate is exchanged, canceled or lapses with loans outstanding. THE OWNER OF A CERTIFICATE SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A CERTIFICATE LOAN.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Certificate is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Certificate will mature on the Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate.

FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions from you or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

    . We will employ reasonable procedures to confirm that instructions are genuine.
    . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
    . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
    . We reserve the right to suspend facsimile and/or Internet instructions at any time for any class of Certificates for any reason.

You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.

CERTIFICATE LAPSE AND REINSTATEMENT
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LAPSE

A Certificate may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Certificate also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Certificate will remain in force until the Maturity Date.

We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Certificate in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Certificate in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Certificate will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless you have surrendered the Certificate, you may reinstate a lapsed Certificate by written application at any time while the Insured is alive and within three years after the end of the Grace Period and before the Maturity Date. You may not reinstate a lapsed Certificate if the Plan has been terminated and the Plan would not permit you to retain your Certificate.

Reinstatement is subject to the following conditions:

    . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
    . Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
    . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If you reinstate a lapsed Certificate and elects to reinstate the Indebtedness existing immediately before the Certificate lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Certificate. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Certificate is reinstated after 90 days of lapse, a new Certificate will be issued to you. The effective date of the new Certificate will be the Monthly Anniversary on or next following the date we approve the application for reinstatement. There will be a full monthly deduction for the Certificate Month that includes that date.

CHARGES AND DEDUCTIONS
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We will deduct certain charges under the Certificate in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur;
(iii) risks we assume, and (iv) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE:

    . the death benefit, cash and loan benefits under the Certificate . investment options, including premium allocations

    .  administration of elective options
    .  the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

    . costs associated with processing and underwriting applications, and with issuing and administering the Certificate (including any riders)
    .  overhead and other expenses for providing services and benefits
    .  sales and marketing expenses
    . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

    . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
    . that the costs of providing the services and benefits under the Certificates exceed the charges we deduct.

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Certificates including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

PREMIUM EXPENSE CHARGE. Before we allocate net premiums among the Fixed Account and the Investment Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge"). The maximum premium expense charge will not exceed 7.75%.

PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. The premium tax charge will not exceed 2.25%.

To cover these premium expenses and taxes, we will either assess an explicit premium expense charge and premium tax charge or increase our insurance rates to cover these premium expenses and taxes. If your Employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium expense charge and premium tax charge. If your Employer chooses the Group C charge structure, we will not assess an explicit premium expense charge and premium tax charge but will include them in our insurance rates resulting in a higher cost of insurance charge.

On the specifications page of your Certificate the premium expense charge and the premium tax charge are combined into one amount that is referred to as the premium expense charge.

PARTIAL WITHDRAWAL TRANSACTION CHARGE. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

TRANSFER CHARGE. You may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Certificate Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

MONTHLY DEDUCTION. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from the Fixed Account and each Investment Division on a pro rata basis in the proportions that a Certificate's Cash Value in the Fixed Account and each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

    .  the cost of insurance charge;
    .  a monthly administrative charge (if applicable);
    .  the charges for any riders.

COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Certificate Month) to compensate us for underwriting the death benefit, for certain administrative costs and to cover state and local premium taxes. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Certificate Month in which the charge is calculated. The charge may vary from Certificate to Certificate and from Certificate Month to Certificate Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Certificate Month. The net amount at risk for a Certificate Month equals:
(i) the death benefit at the beginning of the Certificate Month; LESS (ii) the Cash Value at the beginning of the Certificate Month.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Certificates on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Certificate is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Certificate.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Certificate. The guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table ("2001 CSO Table"). The guaranteed rates are higher than the rates in the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 2001 CSO Table.

NET AMOUNT AT RISK. The net amount at risk is affected by investment performance, loans, payments of premiums, Certificate fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.

MONTHLY ADMINISTRATIVE CHARGE. We assess either an explicit monthly administrative charge from each Certificate or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Certificate changes, preparing and mailing reports, and overhead costs. If your Employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Certificate. The maximum administrative charge we can apply to any Certificate can vary but will not exceed $6.50 per Certificate per month. Please refer to your Certificate Schedule Page for the administrative charge that applies to your Certificate. If your Employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.

These charges are guaranteed not to increase over the life of the Certificate. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Plan we may modify the charge for that Plan.

CHARGES FOR RIDERS. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Plans may not offer certain riders.

    . WAIVER OF MONTHLY DEDUCTIONS DURING TOTAL DISABILITY RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 60. The charge under this rider is assessed by increasing the applicable cost of insurance rates by 12%.
    . DEPENDENT'S LIFE BENEFITS RIDER (for both children and spouse or for children coverage only or spouse coverage only) This rider provides for term insurance on the Insured's children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy. The charge for this rider is assessed per $1,000 of insurance coverage provided.
    . ACCELERATED BENEFITS RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $150 from the accelerated death benefit at the time it is paid.

MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the Separate Account at a rate not to exceed .002454% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Certificate will exceed the amounts realized from the administrative charges assessed against the Certificate.


LOAN INTEREST CHARGE. We charge interest on Certificate loans at a maximum annual interest rate of 8.00%, payable in arrears on each Certificate anniversary or for the duration of the Certificate Loan, if shorter. We also will credit the amount in the Loan Account with interest at an effective annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. We also guarantee that the Loan Interest Spread will not be greater than 2%.


FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Certificates are sold, (2) differences in actual or expected risks, expenses, including sales and administrative expenses, Certificate persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Certificate pricing that we may implement from time to time. Generally, the attributes of each group make it likely that its cost of insurance rates will be distinct from those of other groups. In addition, we may consider competitive factors in establishing the charges for a case, in accordance with our underwriting guidelines. We may take into account additional information provided by prospective Employers in assessing these differences and determining any variances in charges. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Certificate owner within a group. Any such variations may apply to existing Certificates as well as to Certificates issued in the future, except that the charges under any Certificate may never exceed the maximums therein.

FUND CHARGES AND EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fund Supplement for your Plan.

FEDERAL TAX MATTERS
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The following summary provides a general description of the federal income tax considerations associated with the Certificate and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Certificate. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Certificate. The Certificate Owner should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE CERTIFICATE

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the Owner of a Certificate should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Certificates to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Certificates from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Certificates to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF CERTIFICATE BENEFITS

IN GENERAL. We believe that the death benefit under a Certificate should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Certificate cash value until there is a distribution. When distributions from a Certificate occur, or when loans are taken out from or secured by a Certificate, the tax consequences depend on whether the Certificate is classified as a "modified endowment contract."

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Certificates as to premiums and benefits, the individual circumstances of each Certificate will determine whether it is classified as a MEC. In general, a Certificate will be classified as a MEC if the amount of premiums paid into the Certificate causes the Certificate to fail the "7-pay test." A Certificate will fail the 7-pay test if at any time in the first seven Certificate years, the amount paid in the Certificate exceeds the sum of the level premiums that would have been paid at that point under a Certificate that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Certificate during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Certificate had originally been issued at the reduced Face Amount. If there is a "material change" in the Certificate's benefits or other terms, even after the first seven years, the Certificate may have to be retested as if it were a newly issued Certificate. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a Certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Certificate years. To prevent your Certificate from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Certificate will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Certificate transaction will cause the Certificate to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Certificates classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Certificate only after all gain has been distributed.

    (2)Loans taken from or secured by a Certificate classified as a modified endowment contract are treated as distributions and taxed accordingly.


    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

If a Certificate becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM CERTIFICATES THAT ARE NOT MODIFIED
ENDOWMENT CONTRACTS.   Distributions other than death benefits, including
distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Certificate that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Certificate and only after the recovery of all investment in the Certificate as taxable income. However, certain distributions which must be made in order to enable the Certificate to continue to qualify as a life insurance contract for federal income tax purposes if Certificate benefits are reduced during the first 15 Certificate years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Certificate that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Certificate that is not a modified endowment contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE CERTIFICATE. Your investment in the Certificate is generally your aggregate premiums. When a distribution is taken from the Certificate, your investment in the Certificate is reduced by the amount of the distribution that is tax-free.

CERTIFICATE LOANS. In general, interest on a Certificate loan will not be deductible. If a Certificate loan is outstanding when a Certificate is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.

Before taking out a Certificate loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. To the extent that Certificate distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

MULTIPLE CERTIFICATES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

ACCELERATED BENEFITS RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting payment under this rider.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF CERTIFICATES. If a Certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Certificate. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Certificate, this Certificate could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a Certificate.

GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Certificate for a split dollar insurance plan. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the Employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Certificate, or the purchase of a new Certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

DEFERRED COMPENSATION. A qualified tax adviser should be consulted concerning the application of section 409A when a Certificate is part of a deferred compensation arrangement, such as certain "equity" split-dollar arrangements. Failure to comply with the requirements of section 409A, where those rules apply, can result in adverse tax consequences, including a 20% penalty tax.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Certificate or the proceeds of a Certificate under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Certificate, retained incidents of ownership at death, or made a gift transfer of the Certificate within 3 years of death. If the Owner was not the Insured, the fair market value of the Certificate would be included in the Owner's estate upon the Owner's death.


Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Certificate, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Certificate ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Certificate proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.

The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.


It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance Certificate purchase.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.

WE HAVE THE RIGHT TO MODIFY THE CERTIFICATE IN RESPONSE TO LEGISLATIVE OR REGULATORY CHANGES THAT COULD OTHERWISE DIMINISH THE FAVORABLE TAX TREATMENT OWNERS CURRENTLY RECEIVE. WE MAKE NO GUARANTEE REGARDING THE TAX STATUS OF ANY CERTIFICATE AND DO NOT INTEND THE ABOVE DISCUSSION AS TAX ADVICE.

OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Certificate owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
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We currently offer the following riders under the Certificate:

    .  Waiver of Monthly Deductions During Total Disability Rider
    . Dependent's Life Benefits Rider (for children and/or spouse) . Accelerated Benefits Rider

The Accelerated Benefits Rider is included in all Certificates in states where the rider has been approved and cannot be terminated by the Employer or the Owner. The Employer may select one or more of the other riders as available riders for the Certificate issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Certificate as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

You may select from among the riders chosen for the group by the Employer. The only exception is the Waiver of Monthly Deductions During Total Disability Rider. Once this rider is selected by the Employer, all Certificates are issued with this rider. All riders chosen by the Employer, except the Waiver of Monthly Deductions During Total Disability Rider, may be terminated by you at any time at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Certificate. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE GROUP POLICY AND THE CERTIFICATES
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DISTRIBUTING THE GROUP POLICY AND THE CERTIFICATES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Group Policy and the Certificates. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Group Policy and the Certificates (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Certificate.

We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:

                        OPTION  FIRST YEAR RENEWAL YEARS
                        --------------------------------
                          1        A+B          a+b
                        --------------------------------
                          2        A+B          a+c
                        --------------------------------
                          3      A+X+Y+Z         a
                        --------------------------------

A =25% of premiums that do not exceed the cost of insurance assessed during the first Certificate Year.

B =1% of premiums in excess of the cost of insurance assessed during the first
   Certificate Year.

a =25% of premiums that do not exceed the cost of insurance assessed during the respective Certificate Year.

b =1% of premiums in excess of the cost of insurance assessed during that Certificate Year.

c =Up to 0.25% per year of the average Cash Value of a Certificate during a Certificate Year.

X =20% of the first Certificate Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.

Y =2% of any unscheduled premiums received.

Z =1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.


Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 7% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; and/or (4) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 7% under the current supplemental compensation plan.


The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements).


More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.


Payments described in this section are not charged directly to Owners or the Separate Account. We intend to recoup these payments and other sales expenses through fees and charges deducted under the Certificate or from the Fixed Account of the Company.

GENERAL PROVISIONS OF THE GROUP POLICY
================================================================================

ISSUANCE

An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. Group Policy will be issued to the Employer upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS


The Employer may elect to remit planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages or otherwise makes available to the Employer. All planned premiums under a Plan must be specified in advance. The planned premium payment interval is agreed to by the Employer and us. Before each planned payment interval, we will furnish the Employer with a statement of the planned premium payments to be made under the Plan or such other notification as has been agreed to by the Employer and us.


GRACE PERIOD AND TERMINATION

If the Employer does not remit planned premium payments in a timely fashion, the Employer's participation in the Group Policy will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Employer does not remit premiums before the end of the grace period, the Employer's participation in the Group Policy will terminate. If the Plan permits an Owner to retain his Certificate after termination of the Employer participation in the Group Policy, the insurance coverage provided by the Certificate will continue provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Plan does not permit an Owner to retain his Certificate, the Certificate will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. In addition we may terminate a Group Policy issued to an Employer or an Employer's participation in the Group Policy issued to the Trust under certain conditions and upon 90 days written notice to you. (See "Effect of Termination of Employer Participation in the Group Policy.")

INCONTESTABILITY

We cannot contest statements made by the Employer when applying for the Group Policy issued directly to the Employer, or when applying for participation in the Group Policy issued to the Trust, after the Group Policy issued directly to the Employer has been in force for two years from the date of issue of the Group Policy, or after two years from the effective date of the Employer's participation in the Group Policy issued to the Trust.

OWNERSHIP OF GROUP POLICY

The Employer or the Trust owns the Group Policy. A Group Policy issued directly to an Employer or an Employer's participation in the Group Policy issued to the trust may be changed or ended by agreement between us and the Employer without the consent of, or notice to, any person claiming rights or benefits under the Group Policy. However, the Employer does not have any ownership interest in the Certificates issued under the Group Policy. The rights and benefits under the Certificates inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Certificates.

GENERAL MATTERS RELATING TO THE CERTIFICATE
================================================================================

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

    . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
    . the SEC by order permits postponement for the protection of Owners; or . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Certificate of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.


Transfers, surrenders and partial withdrawals payable from the Fixed Account and the payment of Certificate loans allocated to the Fixed Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest for the period of the deferment at a rate that will not be less than the guaranteed Fixed Account crediting rate applicable to your Group Policy.


EFFECT OF TERMINATION OF EMPLOYER PARTICIPATION IN THE GROUP POLICY.

Your Employer can terminate its participation in the Group Policy or change the Plan to end coverage for a class or classes of Employees of which you are a member. In addition, the Group Policy may contain a provision that allows us to terminate your Employer's participation in the Group Policy if:

    . during any twelve month period, the total Face Amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate), or
    . your Employer makes available to its employees another life insurance product.

Your Employer and MetLife must provide ninety days written notice to each other before terminating participation in the Group Policy. We will also notify you if we or your Employer terminate participation in the Group Policy. Termination means that your Employer will no longer send premiums to us through the Payroll Deduction Plan and that no new Certificates will be issued to Employees in your Employer's group.

If your Employer or MetLife terminates your Employer's participation in the Group Policy, whether you will remain an Owner of your Certificate depends on your Plan.

Under some Plans, you will remain an Owner of your Certificate even if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee's employment ends. You cannot have elected a paid-up Certificate and, in certain Plans, your Certificate must have been in force for more than two years. If a Certificate was issued to you covering your spouse, you will remain the Owner of that Certificate as well. We will bill you for planned premiums and you will have to pay us directly. A new planned premium schedule will be established with payments no more frequently than quarterly (unless you utilize the authorized electronic funds transfer option). We may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.") Your payments may change as a result of higher Administrative Charges and higher current cost of insurance charges but the charges will never be higher than the guaranteed amounts for these charges. Also, we may no longer consider you a member of your Employer's group for purposes of determining cost of insurance rates and charges.

Under other Plans, if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee's employment ends, we will terminate your Certificate. If your Employer replaces your Plan with another plan that offers a life insurance product designed to have cash value, we will transfer your Cash Surrender Value to the other life insurance product. If the other life insurance product is not designed to have cash value, or you are not covered by the new product, or your Employer does not replace your Plan with another plan that offers a life insurance product, we will pay your Cash Surrender Value to you. We may pay any Cash Value allocated to the Fixed Account over a period of up to five years in equal annual installments. If we pay the Cash Surrender Value to you, the Federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See "Federal Tax Matters--Tax Treatment of Certificate Benefits.")

You also have the option of choosing a paid-up Certificate (See "Certificate Benefits--Paid-up Certificate Benefit"). In addition, you may convert your Death Benefit into a new individual policy of life insurance from us without evidence of insurability but you must complete an application and the new policy will have new benefits and charges. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.

STATE VARIATIONS
================================================================================

This prospectus describes all material features of the Certificate. However, we will also issue you a Certificate, which is a separate document from the prospectus. There may be differences between the description of the Certificate contained in this prospectus and the Certificate issued to you due to differences in state law. Please consult your Certificate for the provisions that apply in your state. An Owner should contact our Administrative Office to review a copy of his or her Certificate and any applicable endorsements and riders. The language in the prospectus determines your rights under the federal securities laws.

LEGAL PROCEEDINGS
================================================================================

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

The financial statements of the Company and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
================================================================================

ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, Mo 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.

ATTAINED AGE--The Issue Age of the Insured plus the number of completed Certificate Years.

ASSOCIATED COMPANIES--The companies listed in a Group Policy's specifications pages that are under common control through stock ownership, contract or otherwise, with the Employer.

BENEFICIARY--The person(s) named in a Certificate or by later designation to receive Certificate proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Certificate and this Prospectus.

CASH VALUE--The total amount that a Certificate provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Fixed Account, and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Certificate on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Certificates issued under Group Policies, setting forth or summarizing the Owner's rights and benefits.

CERTIFICATE ANNIVERSARY--The same date each year as the Plan Anniversary Date.

CERTIFICATE MONTH--A month beginning on the Monthly Anniversary.

CERTIFICATE YEAR--A period beginning on a Certificate Anniversary and ending on the day immediately preceding the next Certificate Anniversary.

EFFECTIVE DATE OF THE CERTIFICATE--The date on which insurance coverage shall take effect for an Insured.

EMPLOYEE--A person who is employed and paid for services by an Employer on a regular basis and who is an eligible employee under the Employer's Plan. To qualify as an employee, a person ordinarily must work for an Employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may include a partner in a partnership if the Employer is a partnership. An employee may also refer to members of sponsoring organizations.

EMPLOYER--The Employer, association, or sponsoring organization that is issued a Group Policy or participates in the Group Policy issued to the trust.

FACE AMOUNT--The minimum death benefit under the Certificate so long as the Certificate remains in force.

FIXED ACCOUNT--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Certificates as an option.

GROUP POLICY--A group variable universal life insurance policy issued by the Company to the Employer or to the MetLife Group Insurance Trust or similar trust.

INDEBTEDNESS--The sum of all unpaid Certificate Loans and accrued interest charged on loans.

INSURANCE--Insurance provided under a Group Policy on an Employee or an Employee's spouse.

INSURED--The person whose life is insured under a Certificate.

INVESTMENT DIVISION--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

INVESTMENT START DATE--The date the initial premium is applied to the Fixed Account and to the Investment Divisions of the Separate Account. This date is the later of the Effective Date of the Certificate or the date the initial premium is received at the Company's Administrative Office.

ISSUE AGE--The Insured's Age as of the date the Certificate is issued.

LOAN ACCOUNT--The account of the Company to which amounts securing Certificate Loans are allocated. It is a part of the Company's Fixed Account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Certificate after the first Certificate Anniversary.

MATURITY DATE--The Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate. (Also the final date of the Certificate).

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Effective Date of the Certificate except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM--The premium less any premium charges.

OWNER (OR YOU)--The Owner of a Certificate, as designated in the application or as subsequently changed.

PLAN--The Group Variable Universal Life Insurance Plan for Employees of the Employer provided under a Group Policy issued directly to the Employer or through participation of the Employer in the Group Policy issued to the MetLife Group Insurance Trust or similar trust.

PLAN ANNIVERSARY DATE--The effective date of the Plan set forth on the specifications page of your Certificate

SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Certificate.

SPOUSE--An employee's legal spouse.

VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Certificate, you should read the SAI dated the same date as this prospectus. It includes additional information about the Certificates and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Certificate, please call 1-800-685-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Certificate. Information about us and the Certificate (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.




Investment Company Act of 1940 Registration File No. 811-7534

       GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES
                               (METFLEX GVUL C)


                        SUPPLEMENT DATED APRIL 30, 2012
                      TO PROSPECTUS DATED APRIL 30, 2012

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 2012 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY ("WE," "US"). THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND OTHER ASPECTS OF THE GROUP POLICY AND THE CERTIFICATES. IN THIS SUPPLEMENT, WE DESCRIBE THE FUNDS THAT ARE AVAILABLE TO YOU UNDER YOUR PLAN.


FUNDS

The following Funds are available for investment of net premiums and cash value under your Certificate:

AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 1
American Funds New World Fund(R)
American Funds U.S. Government/AAA-Rated Securities Fund

FIDELITY(R)VARIABLE INSURANCE PRODUCTS--INITIAL CLASS
Freedom 2020 Portfolio
Freedom 2030 Portfolio
Freedom 2040 Portfolio
Freedom 2050 Portfolio

MET INVESTORS SERIES TRUST--CLASS A
BlackRock Large Cap Core Portfolio
Janus Forty Portfolio
Lord Abbett Bond Debenture Portfolio
Met/Templeton Growth Portfolio


METROPOLITAN SERIES FUND--CLASS A

Barclays Capital Aggregate Bond Index Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio

MSCI EAFE(R) Index Portfolio (formerly Morgan Stanley EAFE(R) Index Portfolio)

Russell 2000(R) Index Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.
Limited-Term Bond Portfolio

FUND CHARGES AND EXPENSES

The following tables describe the fees and expenses that the Fund will pay and that therefore you will indirectly pay periodically during the time you own your Certificate.


The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2011. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

The second table shows the annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2011, as a percentage of the Fund's average daily net assets for the year.


MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                                       MINIMUM  MAXIMUM
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets, including management fees, distribution  0.27%    0.82%
and/or service (12b-1) fees, and other expenses)
--------------------------------------------------------------------------------------------------------

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


----------------------------------------------------------------------------------------------------------------
                                            DISTRIBUTION           ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                               AND/OR              FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                                MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
                                   FEE          FEES      EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
----------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE
 SERIES(R)--CLASS 1
----------------------------------------------------------------------------------------------------------------
  American Funds New World
   Fund(R)                         0.73%         --         0.05%      --      0.78%          --         0.78%
----------------------------------------------------------------------------------------------------------------
  American Funds
   U.S. Government/AAA-Rated
   Securities Fund                 0.33%         --         0.01%      --      0.34%          --         0.34%
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS--INITIAL CLASS
----------------------------------------------------------------------------------------------------------------
  Freedom 2020 Portfolio             --          --           --     0.60%     0.60%          --         0.60%
----------------------------------------------------------------------------------------------------------------
  Freedom 2030 Portfolio             --          --           --     0.65%     0.65%          --         0.65%
----------------------------------------------------------------------------------------------------------------
  Freedom 2040 Portfolio             --          --           --     0.68%     0.68%          --         0.68%
----------------------------------------------------------------------------------------------------------------
  Freedom 2050 Portfolio             --          --           --     0.70%     0.70%          --         0.70%
----------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST--
 CLASS A
----------------------------------------------------------------------------------------------------------------
  BlackRock Large Cap Core
   Portfolio                       0.59%         --         0.05%      --      0.64%        0.01%        0.63%
----------------------------------------------------------------------------------------------------------------
  Janus Forty Portfolio            0.63%         --         0.03%      --      0.66%        0.01%        0.65%
----------------------------------------------------------------------------------------------------------------
  Lord Abbett Bond
   Debenture Portfolio             0.50%         --         0.04%      --      0.54%          --         0.54%
----------------------------------------------------------------------------------------------------------------
  Met/Templeton Growth
   Portfolio                       0.68%         --         0.14%      --      0.82%        0.02%        0.80%
----------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND--
 CLASS A
----------------------------------------------------------------------------------------------------------------
  Barclays Capital Aggregate
   Bond Index Portfolio            0.25%         --         0.03%      --      0.28%        0.01%        0.27%
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION           ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                                   AND/OR              FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                                    MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
                                       FEE          FEES      EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
--------------------------------------------------------------------------------------------------------------------
  BlackRock Large Cap Value
   Portfolio                           0.63%         --         0.03%      --      0.66%        0.03%        0.63%
--------------------------------------------------------------------------------------------------------------------
  BlackRock Legacy Large
   Cap Growth Portfolio                0.71%         --         0.02%      --      0.73%        0.01%        0.72%
--------------------------------------------------------------------------------------------------------------------
  BlackRock Money Market
   Portfolio                           0.33%         --         0.02%      --      0.35%        0.01%        0.34%
--------------------------------------------------------------------------------------------------------------------
  MetLife Mid Cap Stock
   Index Portfolio                     0.25%         --         0.05%    0.01%     0.31%        0.00%        0.31%
--------------------------------------------------------------------------------------------------------------------
  MetLife Stock Index Portfolio        0.25%         --         0.02%      --      0.27%        0.01%        0.26%
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return Portfolio        0.54%         --         0.05%      --      0.59%          --         0.59%
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Value Portfolio               0.70%         --         0.03%      --      0.73%        0.13%        0.60%
--------------------------------------------------------------------------------------------------------------------
  MSCI EAFE(R)
   Index Portfolio                     0.30%         --         0.11%    0.01%     0.42%        0.00%        0.42%
--------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Index Portfolio      0.25%         --         0.06%    0.01%     0.32%        0.00%        0.32%
--------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME
 SERIES, INC.
--------------------------------------------------------------------------------------------------------------------
  Limited-Term Bond Portfolio          0.70%         --           --     0.05%     0.75%          --         0.75%
--------------------------------------------------------------------------------------------------------------------





The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Funds have agreed to waive fees and/or pay expenses of the Funds until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Fund, but the expenses of the Fund are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Funds provided the information on their expenses, and we have not independently verified the information.


FUND INVESTMENT OBJECTIVE, ADVISER AND SUBADVISER

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund. More information regarding the Funds is contained in the prospectus for each Fund

FUND                                 INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE
 SERIES(R)--CLASS 1
---------------------------------------------------------------------------------------------------------
  American Funds New World Fund(R)   Seeks long-term capital             Capital Research and Management
                                     appreciation.                       Company
---------------------------------------------------------------------------------------------------------
  American Funds U.S. Government/    Seeks a high level of current       Capital Research and Management
   AAA-Rated Securities Fund         income consistent with              Company
                                     preservation of capital.
---------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS--INITIAL CLASS
---------------------------------------------------------------------------------------------------------
  Freedom 2020 Portfolio             Seeks high total return with a      Strategic Advisers, Inc.
                                     secondary objective of principal
                                     preservation as the fund
                                     approaches its target date and
                                     beyond.
---------------------------------------------------------------------------------------------------------
  Freedom 2030 Portfolio             Seeks high total return with a      Strategic Advisers, Inc.
                                     secondary objective of principal
                                     preservation as the fund
                                     approaches its target date and
                                     beyond.
---------------------------------------------------------------------------------------------------------
  Freedom 2040 Portfolio             Seeks high total return with a      Strategic Advisers, Inc.
                                     secondary objective of principal
                                     preservation as the fund
                                     approaches its target date and
                                     beyond.
---------------------------------------------------------------------------------------------------------

FUND                                   INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
  Freedom 2050 Portfolio               Seeks high total return with a      Strategic Advisers, Inc.
                                       secondary objective of principal
                                       preservation as the fund
                                       approaches its target date and
                                       beyond.
-----------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST--CLASS A
-----------------------------------------------------------------------------------------------------------------
  BlackRock Large Cap Core Portfolio   Seeks long-term capital growth.     MetLife Advisers, LLC
                                                                           Subadviser: BlackRock Advisors, LLC
-----------------------------------------------------------------------------------------------------------------
  Janus Forty Portfolio                Seeks capital appreciation.         MetLife Advisers, LLC
                                                                           Subadviser: Janus Capital Management
                                                                           LLC
-----------------------------------------------------------------------------------------------------------------
  Lord Abbett Bond Debenture           Seeks high current income and the   MetLife Advisers, LLC
   Portfolio                           opportunity for capital             Subadviser: Lord, Abbett & Co. LLC
                                       appreciation to produce a high
                                       total return.
-----------------------------------------------------------------------------------------------------------------
  Met/Templeton Growth Portfolio       Seeks long-term capital growth.     MetLife Advisers, LLC
                                                                           Subadviser: Templeton Global Advisors
                                                                           Limited
-----------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND--CLASS A
-----------------------------------------------------------------------------------------------------------------
  Barclays Capital Aggregate Bond      Seeks to track the performance of   MetLife Advisers, LLC
   Index Portfolio                     the Barclays U.S. Aggregate Bond    Subadviser: MetLife Investment
                                       Index.                              Advisors Company, LLC
-----------------------------------------------------------------------------------------------------------------
  BlackRock Large Cap Value            Seeks long-term growth of capital.  MetLife Advisers, LLC
   Portfolio                                                               Subadviser: BlackRock Advisors, LLC
-----------------------------------------------------------------------------------------------------------------
  BlackRock Legacy Large Cap           Seeks long-term growth of capital.  MetLife Advisers, LLC
   Growth Portfolio                                                        Subadviser: BlackRock Advisors, LLC
-----------------------------------------------------------------------------------------------------------------
  BlackRock Money Market Portfolio     Seeks a high level of current       MetLife Advisers, LLC
                                       income consistent with              Subadviser: BlackRock Advisors, LLC
                                       preservation of capital./1/
-----------------------------------------------------------------------------------------------------------------
  MetLife Mid Cap Stock Index          Seeks to track the performance of   MetLife Advisers, LLC
   Portfolio                           the Standard & Poor's MidCap        Subadviser: MetLife Investment
                                       400(R) Composite Stock Price Index. Advisors Company, LLC
-----------------------------------------------------------------------------------------------------------------
  MetLife Stock Index Portfolio        Seeks to track the performance of   MetLife Advisers, LLC
                                       the Standard & Poor's 500(R)        Subadviser: MetLife Investment
                                       Composite Stock Price Index.        Advisors Company, LLC
-----------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return Portfolio        Seeks a favorable total return      MetLife Advisers, LLC
                                       through investment in a             Subadviser: Massachusetts Financial
                                       diversified portfolio.              Services Company
-----------------------------------------------------------------------------------------------------------------
  MFS(R) Value Portfolio               Seeks capital appreciation.         MetLife Advisers, LLC
                                                                           Subadviser: Massachusetts Financial
                                                                           Services Company
-----------------------------------------------------------------------------------------------------------------
  MSCI EAFE(R) Index Portfolio         Seeks to track the performance of   MetLife Advisers, LLC
                                       the MSCI EAFE(R) Index.             Subadviser: MetLife Investment
                                                                           Advisors Company, LLC
-----------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Index Portfolio      Seeks to track the performance of   MetLife Advisers, LLC
                                       the Russell 2000(R) Index.          Subadviser: MetLife Investment
                                                                           Advisors Company, LLC
-----------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME SERIES,
 INC.
-----------------------------------------------------------------------------------------------------------------
  Limited-Term Bond Portfolio          Seeks a high level of income        T. Rowe Price Associates, Inc.
                                       consistent with moderate
                                       fluctuations in principal value.
-----------------------------------------------------------------------------------------------------------------

/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the investment division in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

TRANSFERS

The following Funds are "Monitored Portfolios" as defined in the Transfer section of the prospectus:

American Funds New World Fund(R)
Met Investors Series Trust Lord Abbett Bond Debenture Portfolio
Met Investors Series Trust Met/Templeton Growth Portfolio

Metropolitan Series Fund MSCI EAFE(R) Index Portfolio
Metropolitan Series Fund Russell 2000(R) Index Portfolio


In addition to the Funds identified above, we treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Funds. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described in the prospectus, see "Transfer"), and transfer restrictions may be imposed upon a violation of either monitoring policy.

       GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES
                               (MET FLEX GVUL C)

                                   ISSUED BY
                      METROPOLITAN LIFE INSURANCE COMPANY


                        SUPPLEMENT DATED APRIL 30, 2012
                      TO PROSPECTUS DATED APRIL 30, 2012

This document is a supplement to the prospectus dated April 30, 2012 (the "prospectus") for the Group Variable Universal Life Insurance Policies and Certificates issued by Metropolitan Life Insurance Company ("We"). This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Policy and the Certificates. In this supplement, we describe all of the Funds that are available for the Group Policies and the Certificates.


THE FUNDS


AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 1                       Growth & Income Portfolio
   American Funds Asset Allocation Fund                           Growth Opportunities Portfolio
   American Funds Bond Fund                                       Growth Portfolio
   American Funds Cash Management Fund                            High Income Portfolio
   American Funds Global Growth Fund                              Index 500 Portfolio
   American Funds Global Small Capitalization Fund                Investment Grade Bond Portfolio
   American Funds Growth Fund                                     Mid Cap Portfolio
   American Funds Growth-Income Fund                              Money Market Portfolio
   American Funds High-Income Bond Fund                           Overseas Portfolio
   American Funds International Fund                           MET INVESTORS SERIES TRUST--CLASS A
   American Funds New World Fund(R)                               BlackRock Large Cap Core Portfolio
   American Funds U.S. Government/AAA-Rated Securities Fund       Janus Forty Portfolio
DWS VARIABLE SERIES I--CLASS A                                    Lord Abbett Bond Debenture Portfolio
   DWS Bond VIP                                                   Met/Templeton Growth Portfolio
   DWS Capital Growth VIP                                         MFS(R) Emerging Markets Equity Portfolio
   DWS Core Equity VIP                                         METROPOLITAN SERIES FUND--CLASS A
     (formerly DWS Growth & Income VIP)                           Barclays Capital Aggregate Bond Index Portfolio
   DWS Global Small Cap Growth VIP                                BlackRock Large Cap Value Portfolio
   DWS International VIP                                          BlackRock Legacy Large Cap Growth Portfolio
DWS VARIABLE SERIES II--CLASS A                                   BlackRock Money Market Portfolio
   DWS Global Income Builder VIP                                  MetLife Mid Cap Stock Index Portfolio
     (formerly DWS Balanced VIP)                                  MetLife Stock Index Portfolio
   DWS Money Market VIP                                           MFS(R) Total Return Portfolio
   DWS Small Mid Cap Growth VIP                                   MFS(R) Value Portfolio
FIDELITY(R) VARIABLE INSURANCE PRODUCTS--INITIAL CLASS            MSCI EAFE(R) Index Portfolio
   Asset Manager: Growth(R) Portfolio                               (formerly Morgan Stanley EAFE(R) Index Portfolio)
   Asset Manager/SM/ Portfolio                                    Russell 2000(R) Index Portfolio
   Balanced Portfolio                                          MFS(R) VARIABLE INSURANCE TRUST--INITIAL CLASS
   Contrafund(R) Portfolio                                        MFS(R) Core Equity Series
   Equity-Income Portfolio                                        MFS(R) Global Equity Series
   Freedom 2010 Portfolio                                         MFS(R) Growth Series
   Freedom 2020 Portfolio                                         MFS(R) High Income Series
   Freedom 2030 Portfolio                                         MFS(R) Investors Growth Stock Series
   Freedom 2040 Portfolio                                         MFS(R) Investors Trust Series
   Freedom 2050 Portfolio                                         MFS(R) Mid Cap Growth Series

   MFS(R) New Discovery Series                  Putnam VT Income Fund
   MFS(R) Research Bond Series                  Putnam VT International Equity Fund
   MFS(R) Research Series                       Putnam VT International Growth Fund
   MFS(R) Strategic Income Series               Putnam VT International Value Fund
   MFS(R) Total Return Series                   Putnam VT Investors Fund
   MFS(R) Utilities Series                      Putnam VT Money Market Fund
   MFS(R) Value Series                          Putnam VT Multi-Cap Growth Fund
PUTNAM VARIABLE TRUST--CLASS IA                 Putnam VT Voyager Fund
   Putnam VT Diversified Income Fund         T. ROWE PRICE EQUITY SERIES, INC.
   Putnam VT Equity Income Fund                 Equity Income Portfolio
   Putnam VT Global Asset Allocation Fund       New America Growth Portfolio
   Putnam VT Global Equity Fund                 Personal Strategy Balanced Portfolio
   Putnam VT Global Utilities Fund           T. ROWE PRICE FIXED INCOME SERIES, INC.
   Putnam VT Growth and Income Fund             Limited-Term Bond Portfolio
   Putnam VT High Yield Fund


FUND CHARGES AND EXPENSES

The following tables describes the fees and expenses that the Fund will pay and that therefore you will indirectly pay periodically during the time you own your Certificate.


The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2011. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

The second table shows the annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2011, as a percentage of the Fund's average daily net assets for the year.


MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                                       MINIMUM  MAXIMUM
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets, including management fees, distribution  0.10%    1.40%
and/or service (12b-1) fees, and other expenses)
--------------------------------------------------------------------------------------------------------


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


-------------------------------------------------------------------------------------------------------------
                                         DISTRIBUTION           ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                            AND/OR              FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                             MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
                                FEE          FEES      EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
-------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE
 SERIES(R)--CLASS 1
-------------------------------------------------------------------------------------------------------------
  American Funds Asset          0.29%         --         0.02%     --       0.31%         --          0.31%
   Allocation Fund
-------------------------------------------------------------------------------------------------------------
  American Funds Bond Fund      0.36%         --         0.02%     --       0.38%         --          0.38%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION           ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                                  AND/OR              FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                                   MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
                                      FEE          FEES      EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
-------------------------------------------------------------------------------------------------------------------
  American Funds Cash                 0.32%         --         0.01%      --      0.33%         --          0.33%
   Management Fund
-------------------------------------------------------------------------------------------------------------------
  American Funds Global Growth        0.53%         --         0.02%      --      0.55%         --          0.55%
   Fund
-------------------------------------------------------------------------------------------------------------------
  American Funds Global Small         0.70%         --         0.04%      --      0.74%         --          0.74%
   Capitalization Fund
-------------------------------------------------------------------------------------------------------------------
  American Funds Growth Fund          0.32%         --         0.02%      --      0.34%         --          0.34%
-------------------------------------------------------------------------------------------------------------------
  American Funds Growth-Income        0.27%         --         0.01%      --      0.28%         --          0.28%
   Fund
-------------------------------------------------------------------------------------------------------------------
  American Funds High-Income          0.46%         --         0.01%      --      0.47%         --          0.47%
   Bond Fund
-------------------------------------------------------------------------------------------------------------------
  American Funds International        0.49%         --         0.04%      --      0.53%         --          0.53%
   Fund
-------------------------------------------------------------------------------------------------------------------
  American Funds New World            0.73%         --         0.05%      --      0.78%         --          0.78%
   Fund(R)
-------------------------------------------------------------------------------------------------------------------
  American Funds U.S.                 0.33%         --         0.01%      --      0.34%         --          0.34%
   Government/AAA-Rated
   Securities Fund
-------------------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES I--CLASS A
-------------------------------------------------------------------------------------------------------------------
  DWS Bond VIP                        0.39%         --         0.23%      --      0.62%         --          0.62%
-------------------------------------------------------------------------------------------------------------------
  DWS Capital Growth VIP              0.37%         --         0.13%      --      0.50%         --          0.50%
-------------------------------------------------------------------------------------------------------------------
  DWS Core Equity VIP                 0.39%         --         0.24%      --      0.63%         --          0.63%
-------------------------------------------------------------------------------------------------------------------
  DWS Global Small Cap Growth         0.89%         --         0.23%      --      1.12%         --          1.12%
   VIP
-------------------------------------------------------------------------------------------------------------------
  DWS International VIP               0.79%         --         0.21%      --      1.00%         --          1.00%
-------------------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES II--
 CLASS A
-------------------------------------------------------------------------------------------------------------------
  DWS Global Income Builder           0.37%         --         0.21%    0.04%     0.62%         --          0.62%
   VIP
-------------------------------------------------------------------------------------------------------------------
  DWS Money Market VIP                0.29%         --         0.22%      --      0.51%         --          0.51%
-------------------------------------------------------------------------------------------------------------------
  DWS Small Mid Cap Growth            0.55%         --         0.18%      --      0.73%         --          0.73%
   VIP
-------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS--INITIAL CLASS
-------------------------------------------------------------------------------------------------------------------
  Asset Manager: Growth(R)            0.56%         --         0.17%    0.01%     0.74%         --          0.74%
   Portfolio
-------------------------------------------------------------------------------------------------------------------
  Asset Manager/SM/ Portfolio         0.51%         --         0.13%      --      0.64%         --          0.64%
-------------------------------------------------------------------------------------------------------------------
  Balanced Portfolio                  0.41%         --         0.13%    0.02%     0.56%         --          0.56%
-------------------------------------------------------------------------------------------------------------------
  Contrafund(R) Portfolio             0.56%         --         0.09%      --      0.65%         --          0.65%
-------------------------------------------------------------------------------------------------------------------
  Equity-Income Portfolio             0.46%         --         0.10%      --      0.56%         --          0.56%
-------------------------------------------------------------------------------------------------------------------
  Freedom 2010 Portfolio                --          --           --     0.56%     0.56%         --          0.56%
-------------------------------------------------------------------------------------------------------------------
  Freedom 2020 Portfolio                --          --           --     0.60%     0.60%         --          0.60%
-------------------------------------------------------------------------------------------------------------------
  Freedom 2030 Portfolio                --          --           --     0.65%     0.65%         --          0.65%
-------------------------------------------------------------------------------------------------------------------
  Freedom 2040 Portfolio                --          --           --     0.68%     0.68%         --          0.68%
-------------------------------------------------------------------------------------------------------------------
  Freedom 2050 Portfolio                --          --           --     0.70%     0.70%         --          0.70%
-------------------------------------------------------------------------------------------------------------------
  Growth & Income Portfolio           0.46%         --         0.13%      --      0.59%         --          0.59%
-------------------------------------------------------------------------------------------------------------------
  Growth Opportunities Portfolio      0.56%         --         0.14%      --      0.70%         --          0.70%
-------------------------------------------------------------------------------------------------------------------
  Growth Portfolio                    0.56%         --         0.10%      --      0.66%         --          0.66%
-------------------------------------------------------------------------------------------------------------------
  High Income Portfolio               0.57%         --         0.12%      --      0.69%         --          0.69%
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION           ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                                   AND/OR              FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                                    MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
                                       FEE          FEES      EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
--------------------------------------------------------------------------------------------------------------------
  Index 500 Portfolio                  0.05%         --         0.05%      --      0.10%          --         0.10%
--------------------------------------------------------------------------------------------------------------------
  Investment Grade Bond Portfolio      0.32%         --         0.11%      --      0.43%          --         0.43%
--------------------------------------------------------------------------------------------------------------------
  Mid Cap Portfolio                    0.56%         --         0.10%      --      0.66%          --         0.66%
--------------------------------------------------------------------------------------------------------------------
  Money Market Portfolio               0.17%         --         0.09%      --      0.26%          --         0.26%
--------------------------------------------------------------------------------------------------------------------
  Overseas Portfolio                   0.71%         --         0.14%      --      0.85%          --         0.85%
--------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST--
 CLASS A
--------------------------------------------------------------------------------------------------------------------
  BlackRock Large Cap Core             0.59%         --         0.05%      --      0.64%        0.01%        0.63%
   Portfolio
--------------------------------------------------------------------------------------------------------------------
  Janus Forty Portfolio                0.63%         --         0.03%      --      0.66%        0.01%        0.65%
--------------------------------------------------------------------------------------------------------------------
  Lord Abbett Bond Debenture           0.50%         --         0.04%      --      0.54%          --         0.54%
   Portfolio
--------------------------------------------------------------------------------------------------------------------
  Met/Templeton Growth Portfolio       0.68%         --         0.14%      --      0.82%        0.02%        0.80%
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Emerging Markets Equity       0.92%         --         0.17%      --      1.09%          --         1.09%
   Portfolio
--------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND--
 CLASS A
--------------------------------------------------------------------------------------------------------------------
  Barclays Capital Aggregate           0.25%         --         0.03%      --      0.28%        0.01%        0.27%
   Bond Index Portfolio
--------------------------------------------------------------------------------------------------------------------
  BlackRock Large Cap Value            0.63%         --         0.03%      --      0.66%        0.03%        0.63%
   Portfolio
--------------------------------------------------------------------------------------------------------------------
  BlackRock Legacy Large Cap           0.71%         --         0.02%      --      0.73%        0.01%        0.72%
   Growth Portfolio
--------------------------------------------------------------------------------------------------------------------
  BlackRock Money Market               0.33%         --         0.02%      --      0.35%        0.01%        0.34%
   Portfolio
--------------------------------------------------------------------------------------------------------------------
  MetLife Mid Cap Stock Index          0.25%         --         0.05%    0.01%     0.31%        0.00%        0.31%
   Portfolio
--------------------------------------------------------------------------------------------------------------------
  MetLife Stock Index                  0.25%         --         0.02%      --      0.27%        0.01%        0.26%
   Portfolio
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return Portfolio        0.54%         --         0.05%      --      0.59%          --         0.59%
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Value Portfolio               0.70%         --         0.03%      --      0.73%        0.13%        0.60%
--------------------------------------------------------------------------------------------------------------------
  MSCI EAFE(R) Index Portfolio         0.30%         --         0.11%    0.01%     0.42%        0.00%        0.42%
--------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Index Portfolio      0.25%         --         0.06%    0.01%     0.32%        0.00%        0.32%
--------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
 TRUST--INITIAL CLASS
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Core Equity Series            0.75%         --         0.25%      --      1.00%        0.10%        0.90%
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Global Equity Series          1.00%         --         0.40%      --      1.40%        0.25%        1.15%
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Growth Series                 0.75%         --         0.09%      --      0.84%          --         0.84%
--------------------------------------------------------------------------------------------------------------------
  MFS(R) High Income Series            0.70%         --         0.09%      --      0.79%          --         0.79%
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Growth Stock        0.75%         --         0.07%      --      0.82%          --         0.82%
   Series
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Trust Series        0.75%         --         0.07%      --      0.82%          --         0.82%
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Mid Cap Growth Series         0.75%         --         0.13%      --      0.88%          --         0.88%
--------------------------------------------------------------------------------------------------------------------
  MFS(R) New Discovery Series          0.90%         --         0.08%      --      0.98%          --         0.98%
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Research Bond Series          0.50%         --         0.07%      --      0.57%          --         0.57%
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Research Series               0.75%         --         0.13%      --      0.88%          --         0.88%
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Strategic Income Series       0.70%         --         0.42%      --      1.12%        0.32%        0.80%
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return Series           0.75%         --         0.06%      --      0.81%        0.03%        0.78%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION           ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                                   AND/OR              FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                                    MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
                                       FEE          FEES      EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Utilities Series              0.73%         --         0.08%      --      0.81%          --         0.81%
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Value Series                  0.74%         --         0.06%      --      0.80%          --         0.80%
--------------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST--CLASS
 IA
--------------------------------------------------------------------------------------------------------------------
  Putnam VT Diversified Income         0.55%         --         0.21%      --      0.76%          --         0.76%
   Fund
--------------------------------------------------------------------------------------------------------------------
  Putnam VT Equity Income Fund         0.48%         --         0.16%    0.05%     0.69%          --         0.69%
--------------------------------------------------------------------------------------------------------------------
  Putnam VT Global Asset               0.60%         --         0.28%      --      0.88%          --         0.88%
   Allocation Fund
--------------------------------------------------------------------------------------------------------------------
  Putnam VT Global Equity Fund         0.70%         --         0.22%      --      0.92%          --         0.92%
--------------------------------------------------------------------------------------------------------------------
  Putnam VT Global Utilities Fund      0.63%         --         0.20%      --      0.83%          --         0.83%
--------------------------------------------------------------------------------------------------------------------
  Putnam VT Growth and Income          0.48%         --         0.15%      --      0.63%          --         0.63%
   Fund
--------------------------------------------------------------------------------------------------------------------
  Putnam VT High Yield Fund            0.57%         --         0.17%      --      0.74%          --         0.74%
--------------------------------------------------------------------------------------------------------------------
  Putnam VT Income Fund                0.40%         --         0.18%      --      0.58%          --         0.58%
--------------------------------------------------------------------------------------------------------------------
  Putnam VT International Equity       0.70%         --         0.17%      --      0.87%          --         0.87%
   Fund
--------------------------------------------------------------------------------------------------------------------
  Putnam VT International Growth       0.93%         --         0.33%      --      1.26%        0.02%        1.24%
   Fund
--------------------------------------------------------------------------------------------------------------------
  Putnam VT International Value        0.70%         --         0.23%      --      0.93%          --         0.93%
   Fund
--------------------------------------------------------------------------------------------------------------------
  Putnam VT Investors Fund             0.56%         --         0.17%      --      0.73%          --         0.73%
--------------------------------------------------------------------------------------------------------------------
  Putnam VT Money Market Fund          0.29%         --         0.17%      --      0.46%          --         0.46%
--------------------------------------------------------------------------------------------------------------------
  Putnam VT Multi-Cap Growth           0.56%         --         0.16%      --      0.72%          --         0.72%
   Fund
--------------------------------------------------------------------------------------------------------------------
  Putnam VT Voyager Fund               0.56%         --         0.16%      --      0.72%          --         0.72%
--------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.
--------------------------------------------------------------------------------------------------------------------
  Equity Income Portfolio              0.85%         --           --       --      0.85%          --         0.85%
--------------------------------------------------------------------------------------------------------------------
  New America Growth Portfolio         0.85%         --           --       --      0.85%          --         0.85%
--------------------------------------------------------------------------------------------------------------------
  Personal Strategy Balanced           0.90%         --           --     0.12%     1.02%        0.11%        0.91%
   Portfolio
--------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME
 SERIES, INC.
--------------------------------------------------------------------------------------------------------------------
  Limited-Term Bond Portfolio          0.70%         --           --     0.05%     0.75%          --         0.75%
--------------------------------------------------------------------------------------------------------------------





The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Funds have agreed to waive fees and/or pay expenses of the Funds until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Fund, but the expenses of the Fund are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Funds provided the information on their expenses, and we have not independently verified the information.

FUND INVESTMENT OBJECTIVE, ADVISER AND SUBADVISER

The following table summarizes the investment objective(s) and identifies the investment adviser and, if applicable, the subadviser of each Fund. More information regarding the Funds is contained in the prospectus for each Fund.


FUND                                  INVESTMENT OBJECTIVE                                 INVESTMENT ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE
 SERIES(R)--CLASS 1
---------------------------------------------------------------------------------------------------------------------------
  American Funds Asset Allocation     Seeks high total return (including income and        Capital Research and Management
   Fund                               capital gains) consistent with preservation of       Company
                                      capital over the long term.
---------------------------------------------------------------------------------------------------------------------------
  American Funds Bond Fund            Seeks as high a level of current income as is        Capital Research and Management
                                      consistent with the preservation of capital.         Company
---------------------------------------------------------------------------------------------------------------------------
  American Funds Cash Management      Seeks to earn income on your cash reserves while     Capital Research and Management
   Fund                               preserving capital and maintaining liquidity.        Company
---------------------------------------------------------------------------------------------------------------------------
  American Funds Global               Seeks long-term growth of capital.                   Capital Research and Management
  Growth Fund                                                                              Company
---------------------------------------------------------------------------------------------------------------------------
  American Funds Global Small         Seeks long-term growth of capital.                   Capital Research and Management
   Capitalization Fund                                                                     Company
---------------------------------------------------------------------------------------------------------------------------
  American Funds Growth Fund          Seeks growth of capital.                             Capital Research and Management
                                                                                           Company
---------------------------------------------------------------------------------------------------------------------------
  American Funds Growth-Income        Seeks long-term growth of capital and income.        Capital Research and Management
   Fund                                                                                    Company
---------------------------------------------------------------------------------------------------------------------------
  American Funds High-Income Bond     Seeks a high level of current income. Its secondary  Capital Research and Management
   Fund                               investment objective is capital appreciation.        Company
---------------------------------------------------------------------------------------------------------------------------
  American Funds International Fund   Seeks long-term growth of capital.                   Capital Research and Management
                                                                                           Company
---------------------------------------------------------------------------------------------------------------------------
  American Funds New World Fund(R)    Seeks long-term capital appreciation.                Capital Research and Management
                                                                                           Company
---------------------------------------------------------------------------------------------------------------------------
  American Funds U.S. Government/     Seeks a high level of current income consistent      Capital Research and Management
   AAA-Rated Securities Fund          with preservation of capital.                        Company
---------------------------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES I--CLASS A
---------------------------------------------------------------------------------------------------------------------------
  DWS Bond VIP                        Seeks to maximize total return consistent with       Deutsche Investment Management
                                      preservation of capital and prudent investment       Americas Inc.
                                      management, by investing for both current income
                                      and capital appreciation.
---------------------------------------------------------------------------------------------------------------------------
  DWS Capital Growth VIP              Seeks to provide long-term growth of capital.        Deutsche Investment Management
                                                                                           Americas Inc.
---------------------------------------------------------------------------------------------------------------------------
  DWS Core Equity VIP                 Seeks long-term growth of capital, current income    Deutsche Investment Management
                                      and growth of income.                                Americas Inc.
                                                                                           Subadviser: QS Investors, LLC
---------------------------------------------------------------------------------------------------------------------------
  DWS Global Small Cap Growth VIP     Seeks above-average capital appreciation over the    Deutsche Investment Management
                                      long-term.                                           Americas Inc.
---------------------------------------------------------------------------------------------------------------------------
  DWS International VIP               Seeks long-term growth of capital.                   Deutsche Investment Management
                                                                                           Americas Inc.
---------------------------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES II--CLASS A
---------------------------------------------------------------------------------------------------------------------------
  DWS Global Income Builder VIP       Seeks to maximize income while maintaining           Deutsche Investment Management
                                      prospects for capital appreciation.                  Americas Inc.
---------------------------------------------------------------------------------------------------------------------------
  DWS Money Market VIP                Seeks maximum current income to the extent           Deutsche Investment Management
                                      consistent with stability of principal.              Americas Inc.
---------------------------------------------------------------------------------------------------------------------------
  DWS Small Mid Cap Growth VIP        Seeks long-term capital appreciation.                Deutsche Investment Management
                                                                                           Americas Inc.
---------------------------------------------------------------------------------------------------------------------------

FUND                                   INVESTMENT OBJECTIVE                                  INVESTMENT ADVISER/SUBADVISER
----------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS--INITIAL CLASS
----------------------------------------------------------------------------------------------------------------------------
  Asset Manager: Growth(R) Portfolio   Seeks to maximize total return by allocating its      Fidelity Management & Research
                                       assets among stocks, bonds, short-term                Company
                                       instruments, and other investments.                   Subadviser: FMR Co., Inc.
                                                                                             Fidelity Investments Money
                                                                                             Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
  Asset Manager/SM/ Portfolio          Seeks to obtain high total return with reduced risk   Fidelity Management & Research
                                       over the long-term by allocating its assets among     Company
                                       stocks, bonds, and short-term instruments.            Subadviser: FMR Co., Inc.
                                                                                             Fidelity Investments Money
                                                                                             Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
  Balanced Portfolio                   Seeks income and capital growth consistent with       Fidelity Management & Research
                                       reasonable risk.                                      Company
                                                                                             Subadviser: FMR Co., Inc.
                                                                                             Fidelity Investments Money
                                                                                             Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
  Contrafund(R) Portfolio              Seeks long-term capital appreciation.                 Fidelity Management & Research
                                                                                             Company
                                                                                             Subadviser: FMR Co., Inc.
----------------------------------------------------------------------------------------------------------------------------
  Equity-Income Portfolio              Seeks reasonable income. The fund will also           Fidelity Management & Research
                                       consider the potential for capital appreciation. The  Company
                                       fund's goal is to achieve a yield which exceeds the   Subadviser: FMR Co., Inc.
                                       composite yield on the securities comprising the
                                       S&P 500(R) Index.
----------------------------------------------------------------------------------------------------------------------------
  Freedom 2010 Portfolio               Seeks high total return with a secondary objective    Strategic Advisers, Inc.
                                       of principal preservation as the fund approaches its
                                       target date and beyond.
----------------------------------------------------------------------------------------------------------------------------
  Freedom 2020 Portfolio               Seeks high total return with a secondary objective    Strategic Advisers, Inc.
                                       of principal preservation as the fund approaches its
                                       target date and beyond.
----------------------------------------------------------------------------------------------------------------------------
  Freedom 2030 Portfolio               Seeks high total return with a secondary objective    Strategic Advisers, Inc.
                                       of principal preservation as the fund approaches its
                                       target date and beyond.
----------------------------------------------------------------------------------------------------------------------------
  Freedom 2040 Portfolio               Seeks high total return with a secondary objective    Strategic Advisers, Inc.
                                       of principal preservation as the fund approaches its
                                       target date and beyond.
----------------------------------------------------------------------------------------------------------------------------
  Freedom 2050 Portfolio               Seeks high total return with a secondary objective    Strategic Advisers, Inc.
                                       of principal preservation as the fund approaches its
                                       target date and beyond.
----------------------------------------------------------------------------------------------------------------------------
  Growth & Income Portfolio            Seeks high total return through a combination of      Fidelity Management & Research
                                       current income and capital appreciation.              Company
                                                                                             Subadviser: FMR Co., Inc.
----------------------------------------------------------------------------------------------------------------------------
  Growth Opportunities Portfolio       Seeks to provide capital growth.                      Fidelity Management & Research
                                                                                             Company
                                                                                             Subadviser: FMR Co., Inc.
----------------------------------------------------------------------------------------------------------------------------
  Growth Portfolio                     Seeks to achieve capital appreciation.                Fidelity Management & Research
                                                                                             Company
                                                                                             Subadviser: FMR Co., Inc.
----------------------------------------------------------------------------------------------------------------------------
  High Income Portfolio                Seeks a high level of current income, while also      Fidelity Management & Research
                                       considering growth of capital.                        Company
                                                                                             Subadviser: FMR Co., Inc.
----------------------------------------------------------------------------------------------------------------------------
  Index 500 Portfolio                  Seeks investment results that correspond to the       Fidelity Management & Research
                                       total return of common stocks publicly traded in      Company
                                       the United States, as represented by the S&P 500(R)   Subadviser: FMR Co., Inc.
                                       Index.                                                Geode Capital Management, LLC
----------------------------------------------------------------------------------------------------------------------------

FUND                                   INVESTMENT OBJECTIVE                     INVESTMENT ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
  Investment Grade Bond Portfolio      Seeks as high a level of current income  Fidelity Management & Research
                                       as is consistent with the preservation   Company
                                       of capital.                              Subadviser: Fidelity Investments Money
                                                                                Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Portfolio                    Seeks long-term growth of capital.       Fidelity Management & Research
                                                                                Company
                                                                                Subadviser: FMR Co., Inc.
-----------------------------------------------------------------------------------------------------------------------
  Money Market Portfolio               Seeks as high a level of current income  Fidelity Management & Research
                                       as is consistent with preservation of    Company
                                       capital and liquidity.                   Subadviser: Fidelity Investments Money
                                                                                Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Overseas Portfolio                   Seeks long-term growth of capital.       Fidelity Management & Research
                                                                                Company
                                                                                Subadviser: FMR Co., Inc.
-----------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST--CLASS A
-----------------------------------------------------------------------------------------------------------------------
  BlackRock Large Cap Core Portfolio   Seeks long-term capital growth.          MetLife Advisers, LLC
                                                                                Subadviser: BlackRock Advisors, LLC
-----------------------------------------------------------------------------------------------------------------------
  Janus Forty Portfolio                Seeks capital appreciation.              MetLife Advisers, LLC
                                                                                Subadviser: Janus Capital Management
                                                                                LLC
-----------------------------------------------------------------------------------------------------------------------
  Lord Abbett Bond Debenture           Seeks high current income and the        MetLife Advisers, LLC
   Portfolio                           opportunity for capital appreciation to  Subadviser: Lord, Abbett & Co. LLC produce a high total return.
-----------------------------------------------------------------------------------------------------------------------
  Met/Templeton Growth Portfolio       Seeks long-term capital growth.          MetLife Advisers, LLC
                                                                                Subadviser: Templeton Global Advisors
                                                                                Limited
-----------------------------------------------------------------------------------------------------------------------
  MFS(R) Emerging Markets Equity       Seeks capital appreciation.              MetLife Advisers, LLC
   Portfolio                                                                    Subadviser: Massachusetts Financial
                                                                                Services Company
-----------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND--CLASS A
-----------------------------------------------------------------------------------------------------------------------
  Barclays Capital Aggregate Bond      Seeks to track the performance of the    MetLife Advisers, LLC
   Index Portfolio                     Barclays U.S. Aggregate Bond Index.      Subadviser: MetLife Investment
                                                                                Advisors Company, LLC
-----------------------------------------------------------------------------------------------------------------------
  BlackRock Large Cap Value            Seeks long-term growth of capital.       MetLife Advisers, LLC
   Portfolio                                                                    Subadviser: BlackRock Advisors, LLC
-----------------------------------------------------------------------------------------------------------------------
  BlackRock Legacy Large Cap           Seeks long-term growth of capital.       MetLife Advisers, LLC
   Growth Portfolio                                                             Subadviser: BlackRock Advisors, LLC
-----------------------------------------------------------------------------------------------------------------------
  BlackRock Money Market Portfolio     Seeks a high level of current income     MetLife Advisers, LLC
                                       consistent with preservation of          Subadviser: BlackRock Advisors, LLC
                                       capital./1/
-----------------------------------------------------------------------------------------------------------------------
  MetLife Mid Cap Stock Index          Seeks to track the performance of the    MetLife Advisers, LLC
   Portfolio                           Standard & Poor's MidCap 400(R)          Subadviser: MetLife Investment
                                       Composite Stock Price Index.             Advisors Company, LLC
-----------------------------------------------------------------------------------------------------------------------
  MetLife Stock Index Portfolio        Seeks to track the performance of the    MetLife Advisers, LLC
                                       Standard & Poor's 500(R) Composite       Subadviser: MetLife Investment
                                       Stock Price Index.                       Advisors Company, LLC
-----------------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return Portfolio        Seeks a favorable total return through   MetLife Advisers, LLC
                                       investment in a diversified portfolio.   Subadviser: Massachusetts Financial
                                                                                Services Company
-----------------------------------------------------------------------------------------------------------------------
  MFS(R) Value Portfolio               Seeks capital appreciation.              MetLife Advisers, LLC
                                                                                Subadviser: Massachusetts Financial
                                                                                Services Company
-----------------------------------------------------------------------------------------------------------------------
  MSCI EAFE(R) Index Portfolio         Seeks to track the performance of the    MetLife Advisers, LLC
                                       MSCI EAFE(R) Index.                      Subadviser: MetLife Investment
                                                                                Advisors Company, LLC
-----------------------------------------------------------------------------------------------------------------------

FUND                                     INVESTMENT OBJECTIVE                                INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Index Portfolio        Seeks to track the performance of the Russell       MetLife Advisers, LLC
                                         2000(R) Index.                                      Subadviser: MetLife Investment
                                                                                             Advisors Company, LLC
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST--
 INITIAL CLASS
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Core Equity Series              Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Global Equity Series            Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Growth Series                   Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) High Income Series              Seeks total return with an emphasis on high         Massachusetts Financial Services
                                         current income, but also considering capital        Company
                                         appreciation.
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Growth Stock Series   Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Trust Series          Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Mid Cap Growth Series           Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) New Discovery Series            Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Research Bond Series            Seeks total return with an emphasis on current      Massachusetts Financial Services
                                         income, but also considering capital appreciation.  Company
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Research Series                 Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Strategic Income Series         Seeks total return with an emphasis on high         Massachusetts Financial Services
                                         current income, but also considering capital        Company
                                         appreciation.
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return Series             Seeks total return.                                 Massachusetts Financial Services
                                                                                             Company
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Utilities Series                Seeks total return.                                 Massachusetts Financial Services
                                                                                             Company
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Value Series                    Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
-------------------------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST--CLASS IA
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Diversified Income Fund      Seeks as high a level of current income as Putnam   Putnam Investment Management, LLC
                                         Management, LLC believes is consistent with
                                         preservation of capital.
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Equity Income Fund           Seeks capital growth and current income.            Putnam Investment Management, LLC
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Global Asset Allocation      Seeks long-term return consistent with              Putnam Investment Management, LLC
   Fund                                  preservation of capital.                            Subadviser: The Putnam Advisory
                                                                                             Company, LLC
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Global Equity Fund           Seeks capital appreciation.                         Putnam Investment Management, LLC
                                                                                             Subadviser: The Putnam Advisory
                                                                                             Company, LLC
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Global Utilities Fund        Seeks capital growth and current income.            Putnam Investment Management, LLC
                                                                                             Subadviser: The Putnam Advisory
                                                                                             Company, LLC
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Growth and Income            Seeks capital growth and current income.            Putnam Investment Management, LLC
   Fund
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT High Yield Fund              Seeks high current income. Capital growth is a      Putnam Investment Management, LLC
                                         secondary goal when consistent with achieving
                                         high current income.
-------------------------------------------------------------------------------------------------------------------------------

FUND                                     INVESTMENT OBJECTIVE                                 INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Income Fund                  Seeks high current income consistent with what       Putnam Investment Management, LLC
                                         Putnam Management, LLC believes to be prudent
                                         risk.
--------------------------------------------------------------------------------------------------------------------------------
  Putnam VT International Equity         Seeks capital appreciation.                          Putnam Investment Management, LLC
   Fund                                                                                       Subadviser: The Putnam Advisory
                                                                                              Company, LLC
--------------------------------------------------------------------------------------------------------------------------------
  Putnam VT International Growth         Seeks long-term capital appreciation.                Putnam Investment Management, LLC
   Fund                                                                                       Subadviser: The Putnam Advisory
                                                                                              Company, LLC
--------------------------------------------------------------------------------------------------------------------------------
  Putnam VT International Value Fund     Seeks capital growth. Current income is a            Putnam Investment Management, LLC
                                         secondary objective.                                 Subadviser: The Putnam Advisory
                                                                                              Company, LLC
--------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Investors Fund               Seeks long-term growth of capital and any            Putnam Investment Management, LLC
                                         increased income that results from this growth.
--------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Money Market Fund            Seeks as high a rate of current income as Putnam     Putnam Investment Management, LLC
                                         Management, LLC believes is consistent with
                                         preservation of capital and maintenance of
                                         liquidity.
--------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Multi-Cap Growth Fund        Seeks long-term capital appreciation.                Putnam Investment Management, LLC
--------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Voyager Fund                 Seeks capital appreciation.                          Putnam Investment Management, LLC
--------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.
--------------------------------------------------------------------------------------------------------------------------------
  Equity Income Portfolio                Seeks to provide substantial dividend income as      T. Rowe Price Associates, Inc.
                                         well as long-term growth of capital through
                                         investments in the common stocks of established
                                         companies.
--------------------------------------------------------------------------------------------------------------------------------
  New America Growth Portfolio           Seeks to provide long-term capital growth by         T. Rowe Price Associates, Inc.
                                         investing primarily in the common stocks of
                                         growth companies.
--------------------------------------------------------------------------------------------------------------------------------
  Personal Strategy Balanced Portfolio   Seeks the highest total return over time consistent  T. Rowe Price Associates, Inc.
                                         with an emphasis on both capital appreciation and
                                         income.
--------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME SERIES,
 INC.
--------------------------------------------------------------------------------------------------------------------------------
  Limited-Term Bond Portfolio            Seeks a high level of income consistent with         T. Rowe Price Associates, Inc.
                                         moderate fluctuations in principal value.
--------------------------------------------------------------------------------------------------------------------------------

/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the investment division in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

TRANSFERS

The following Funds are "Monitored Portfolios" as defined in the Transfer section of the prospectus:

American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds New World Fund(R)

DWS Global Income Builder VIP

DWS Global Small Cap Growth VIP
DWS International VIP
DWS Small Mid Cap Growth VIP
Fidelity(R) VIP High Income Portfolio
Fidelity(R) VIP Overseas Portfolio
Met Investors Series Trust Lord Abbett Bond Debenture Portfolio

Met Investors Series Trust Met/Templeton Growth Portfolio

Met Investors Series Trust MFS(R) Emerging Markets Equity Portfolio Metropolitan Series Fund MSCI EAFE(R) Index Portfolio

Metropolitan Series Fund Russell 2000(R) Index Portfolio
MFS(R) Global Equity Series
MFS(R) High Income Series
MFS(R) New Discovery Series
MFS(R) Strategic Income Series
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Global Utilities Fund
Putnam VT High Yield Fund
Putnam VT International Equity Fund
Putnam VT International Growth Fund
Putnam VT International Value Fund.

In addition to the Funds identified above, we treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Funds. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described in the prospectus, see "Transfer"), and transfer restrictions may be imposed upon a violation of either monitoring policy.

[LOGO]


                                     GROUP
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                               (METFLEX GVUL C)
                                   ISSUED BY

                      METROPOLITAN LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

                                200 PARK AVENUE
                              NEW YORK, NY 10166

                          PARAGON SEPARATE ACCOUNT B
                                 (REGISTRANT)

                      STATEMENT OF ADDITIONAL INFORMATION


                                APRIL 30, 2012


   This Statement of Additional Information ("SAI") contains additional information regarding group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company ("We" or the "Company") for use in employer/organization-sponsored group insurance programs. When a Group Policy is issued directly to an Employer, or an Employer participates in the Group Policy issued to the Trust, Certificates showing the rights of the Owners and/or Insureds will be issued to eligible employees.


   This SAI is not a prospectus, and should be read together with the most recent prospectus for the Certificates and the prospectuses for the Funds offered as investment options in the Certificates. Please refer to the fund supplement to your prospectus for a list of the Funds offered under your Certificate. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown below. Capitalized terms in this SAI have the same meanings as in the prospectus for the Certificates.


     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:

                                 METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                (800) 685-0124


                                                           SA B - MetFlex C SAI

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

           Additional Certificate Information.................... 3
              The Certificate
              Claims of Creditors
              Incontestability
              Misstatement of Age
              Suicide Exclusion
              Assignment
              Beneficiary
              Changing Owner or Beneficiary
              Changing Death Benefit Options
              Cost of Insurance
           Additional Benefits and Riders........................ 5
              Waiver of Monthly Deductions Rider
              Children's Life Insurance Rider
              Spouse's Life Insurance Rider
              Accelerated Death Benefit Settlement Option Rider
           Distribution of the Certificates...................... 6
           More Information About the Company.................... 6
              The Company
           Other Information..................................... 6
              Potential Conflicts of Interest
              Safekeeping of Separate Account Assets
              Records and Reports
              Independent Registered Public Accounting Firm
              Additional Information
              Financial Statements
           APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE... 9

ADDITIONAL CERTIFICATE INFORMATION
================================================================================

                                THE CERTIFICATE

   The Certificate, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate and incorporated by reference into the Group Policy, the Owner has no rights under the Group Policy.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in most states, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Certificate. Because of differences in state laws, certain provisions of the Certificate may differ from state to state.

                              CLAIMS OF CREDITORS

   To the extent permitted by law, neither the Certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Certificate's Cash Value is paid from our Fixed Account and thus is subject to the claims paying ability of the Company.

                               INCONTESTABILITY

   In issuing this Certificate, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Certificate's validity or may resist a claim under the Certificate.

   We cannot contest the Certificate after it has been in force during the lifetime of the Insured for two years after the Effective Date of the Certificate. An increase in Face Amount or the addition of a rider after the Effective Date of the Certificate is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Certificate is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

                              MISSTATEMENT OF AGE

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Certificate changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Certificate.

                               SUICIDE EXCLUSION

   If the Insured commits suicide, while sane or insane, within two years of the Effective Date of the Certificate (or within the maximum period permitted by the laws of the state in which the Certificate was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here.

                                  ASSIGNMENT

   An Owner may assign rights under the Certificate while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Certificate that are not assigned.

   We will be bound by an assignment of a Certificate only if:

    .  it is in writing;
    . the original instrument or a certified copy is filed with us at our Administrative Office; and
    .  we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Certificate proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  BENEFICIARY

   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Certificate, the Beneficiary has no rights in a Certificate before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.

                         CHANGING OWNER OR BENEFICIARY

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Certificate be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Certificate at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Certificate proceeds. CHANGING THE OWNER MAY HAVE ADVERSE TAX CONSEQUENCES. THE OWNER SHOULD CONSULT A TAX ADVISOR BEFORE DOING SO.

                        CHANGING DEATH BENEFIT OPTIONS

   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Certificate's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.

   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $10,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

                               COST OF INSURANCE

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 2001 CSO Table.)

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Certificate. Some Plans may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

          WAIVER OF MONTHLY DEDUCTIONS DURING TOTAL DISABILITY RIDER

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 60.

                       DEPENDENT'S LIFE INSURANCE RIDER

   The rider provides for term insurance on the Insured's children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy.

                          ACCELERATED BENEFITS RIDER

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured has a life expectancy of 12 months or less. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

   The amount of the death benefit payable under the rider will equal up to 80% of the Face Amount under the Certificate on the date we receive satisfactory evidence of either (i) or (ii), above, LESS any Indebtedness.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Benefits Rider are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A CERTIFICATE OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

DISTRIBUTION OF THE CERTIFICATES
================================================================================

   Information about the distribution of the Certificates is contained in the prospectus. (See "Distribution of the Group Policy and the Certificates.") Additional information is provided below.

   The Certificates are offered to the public on a continuous basis beginning May 1, 2009. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering.

   MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Certificates. MLIDC, which is our affiliate, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with affiliated and unaffiliated broker-dealers who sell the Certificates through their registered representatives ("selling firms").

   We pay selling firms commissions. Sales compensation was paid to selling firms with respect to the Certificates in the Separate Account in the following amounts during the periods indicated:

             Fiscal year               Aggregate Amount of Commissions Paid      Aggregate Amount of Commissions
                                             to Principal Underwriter           Retained by Principal Underwriter
--------------------------------------------------------------------------------------------------------------------
                2011                                $2,878,280                                 $0
--------------------------------------------------------------------------------------------------------------------
                2010                                $1,056,803                                 $0
--------------------------------------------------------------------------------------------------------------------
                2009                                  $31,496                                  $0


   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  THE COMPANY

   Metropolitan Life Insurance Company is a provider of insurance and financial services domiciled in New York. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company that, through its subsidiaries and affiliates, provides insurance and financial services to individual and institutional customers in the United States and abroad.

OTHER INFORMATION
================================================================================

                        POTENTIAL CONFLICTS OF INTEREST

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance Certificate owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance Certificate owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example:
(i) changes in state
insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance Certificate owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance Certificate owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

   The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              RECORDS AND REPORTS

   We will maintain all records relating to the Separate Account. Once each Certificate Year, we will send you a report showing the following information as of the end of the report period:

    . the current Cash Value, amounts in each Division of the Separate Account (and in the Fixed Account), Loan Account value
    .  the current Cash Surrender Value
    .  the current death benefit
    .  the current amount of any Indebtedness
    . any activity since the last report (E.G., premiums paid, partial withdrawals, charges and deductions)
    .  any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Certificate Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements and financial highlights comprising each of the Divisions of Paragon Separate Account B included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                            ADDITIONAL INFORMATION

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

                             FINANCIAL STATEMENTS

   The Company's financial statements should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             APPLICABLE               APPLICABLE
               ATTAINED AGE  PERCENTAGE ATTAINED AGE  PERCENTAGE
               ------------  ---------- ------------  ----------
                   40.......    250%    61...........    128%
                   41.......    243     62...........    126
                   42.......    236     63...........    124
                   43.......    229     64...........    122
                   44.......    222     65...........    120
                   45.......    215     66...........    119
                   46.......    209     67...........    118
                   47.......    203     68...........    117
                   48.......    197     69...........    116
                   49.......    191     70...........    115
                   50.......    185     71...........    113
                   51.......    178     72...........    111
                   52.......    171     73...........    109
                   53.......    164     74...........    107
                   54.......    157     75-90........    105
                   55.......    150     91...........    104
                   56.......    146     92...........    103
                   57.......    142     93...........    102
                   58.......    138     94...........    101
                   59.......    134     95 or older..    100
                   60.......    130

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Paragon Separate Account B
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Paragon Separate Account B (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2011, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2011, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 29, 2012

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                            AMERICAN FUNDS U.S.
                             AMERICAN FUNDS     GOVERNMENT/AAA-                     DWS I
                                  NEW WORLD    RATED SECURITIES DWS I BOND CAPITAL GROWTH
                                   DIVISION            DIVISION   DIVISION       DIVISION
                             -------------- ------------------- ---------- --------------
ASSETS:
  Investments at fair value     $ 1,219,785           $ 703,981  $ 220,721      $ 913,311
  Accrued dividends                      --                  --         --             --
  Due from Metropolitan Life
     Insurance Company                   --                  --         --             --
                             -------------- ------------------- ---------- --------------
       Total Assets               1,219,785             703,981    220,721        913,311
                             -------------- ------------------- ---------- --------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                    3                   5          9              4
                             -------------- ------------------- ---------- --------------
       Total Liabilities                  3                   5          9              4
                             -------------- ------------------- ---------- --------------
NET ASSETS                      $ 1,219,782           $ 703,976  $ 220,712      $ 913,307
                             ============== =================== ========== ==============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                 DWS I GLOBAL           DWS I
                             SMALL CAP GROWTH GROWTH & INCOME DWS I INTERNATIONAL DWS II BALANCED
                                     DIVISION        DIVISION            DIVISION        DIVISION
                             ---------------- --------------- ------------------- ---------------
ASSETS:
  Investments at fair value         $ 398,912       $ 511,936         $ 7,923,870       $ 495,198
  Accrued dividends                        --              --                  --              --
  Due from Metropolitan Life
     Insurance Company                     --              --                   1              --
                             ---------------- --------------- ------------------- ---------------
       Total Assets                   398,912         511,936           7,923,871         495,198
                             ---------------- --------------- ------------------- ---------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                      4               1                  --               8
                             ---------------- --------------- ------------------- ---------------
       Total Liabilities                    4               1                  --               8
                             ---------------- --------------- ------------------- ---------------
NET ASSETS                          $ 398,908       $ 511,935         $ 7,923,871       $ 495,190
                             ================ =============== =================== ===============

The accompanying notes are an integral part of these financial statements.

      DWS II   DWS II SMALL  FIDELITY VIP FIDELITY VIP ASSET FIDELITY VIP  FIDELITY VIP
MONEY MARKET MID CAP GROWTH ASSET MANAGER    MANAGER: GROWTH   CONTRAFUND EQUITY-INCOME
    DIVISION       DIVISION      DIVISION           DIVISION     DIVISION      DIVISION
------------ -------------- ------------- ------------------ ------------ -------------
$ 19,967,520      $ 197,482      $ 27,972          $ 159,874 $ 34,220,479  $ 19,985,593
          86             --            --                 --           --            --
         185             --            --                 --           --            15
------------ -------------- ------------- ------------------ ------------ -------------
  19,967,791        197,482        27,972            159,874   34,220,479    19,985,608
------------ -------------- ------------- ------------------ ------------ -------------
          --              4             4                  3           --            --
------------ -------------- ------------- ------------------ ------------ -------------
          --              4             4                  3           --            --
------------ -------------- ------------- ------------------ ------------ -------------
$ 19,967,791      $ 197,478      $ 27,968          $ 159,871 $ 34,220,479  $ 19,985,608
============ ============== ============= ================== ============ =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                             FIDELITY VIP FIDELITY VIP FIDELITY VIP FIDELITY VIP
                             FREEDOM 2010 FREEDOM 2020 FREEDOM 2030 FREEDOM 2040
                                 DIVISION     DIVISION     DIVISION     DIVISION
                             ------------ ------------ ------------ ------------
ASSETS:
  Investments at fair value   $ 1,036,225  $ 2,597,080  $ 2,990,963    $ 300,130
  Accrued dividends                    --           --           --           --
  Due from Metropolitan Life
     Insurance Company                 --           --           --           --
                             ------------ ------------ ------------ ------------
       Total Assets             1,036,225    2,597,080    2,990,963      300,130
                             ------------ ------------ ------------ ------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                 22           22           13            6
                             ------------ ------------ ------------ ------------
       Total Liabilities               22           22           13            6
                             ------------ ------------ ------------ ------------
NET ASSETS                    $ 1,036,203  $ 2,597,058  $ 2,990,950    $ 300,124
                             ============ ============ ============ ============

The accompanying notes are an integral part of these financial statements.

                                                                     FIDELITY VIP
FIDELITY VIP                     FIDELITY VIP                          INVESTMENT
FREEDOM 2050 FIDELITY VIP GROWTH  HIGH INCOME FIDELITY VIP INDEX 500   GRADE BOND FIDELITY VIP MID CAP
    DIVISION            DIVISION     DIVISION               DIVISION     DIVISION             DIVISION
------------ ------------------- ------------ ---------------------- ------------ --------------------
   $ 167,479        $ 18,139,358    $ 324,509           $ 37,622,479    $ 883,007          $ 4,153,509
          --                  --           --                     --           --                   --
          --                  --           --                      3           --                   --
------------ ------------------- ------------ ---------------------- ------------ --------------------
     167,479          18,139,358      324,509             37,622,482      883,007            4,153,509
------------ ------------------- ------------ ---------------------- ------------ --------------------
           9                  --            4                     --            5                    3
------------ ------------------- ------------ ---------------------- ------------ --------------------
           9                  --            4                     --            5                    3
------------ ------------------- ------------ ---------------------- ------------ --------------------
   $ 167,470        $ 18,139,358    $ 324,505           $ 37,622,482    $ 883,002          $ 4,153,506
============ =================== ============ ====================== ============ ====================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                             FIDELITY VIP                       FIDELITY VIP
                             MONEY MARKET FIDELITY VIP OVERSEAS  REAL ESTATE FIDELITY VIP VALUE
                                 DIVISION              DIVISION     DIVISION           DIVISION
                             ------------ --------------------- ------------ ------------------
ASSETS:
  Investments at fair value   $ 1,151,457             $ 326,572    $ 668,997          $ 192,968
  Accrued dividends                    --                    --           --                 --
  Due from Metropolitan Life
     Insurance Company                 --                    --           --                 --
                             ------------ --------------------- ------------ ------------------
       Total Assets             1,151,457               326,572      668,997            192,968
                             ------------ --------------------- ------------ ------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                 41                     1            3                  3
                             ------------ --------------------- ------------ ------------------
       Total Liabilities               41                     1            3                  3
                             ------------ --------------------- ------------ ------------------
NET ASSETS                    $ 1,151,416             $ 326,571    $ 668,994          $ 192,965
                             ============ ===================== ============ ==================

The accompanying notes are an integral part of these financial statements.

                                       INVESCO V.I.        INVESCO V.I.
   INVESCO V.I. INVESCO V.I. HIGH        VAN KAMPEN          VAN KAMPEN     MFS VIT       MFS VIT
DIVIDEND GROWTH  YIELD SECURITIES EQUITY AND INCOME GLOBAL VALUE EQUITY CORE EQUITY GLOBAL EQUITY
       DIVISION          DIVISION          DIVISION            DIVISION    DIVISION      DIVISION
--------------- ----------------- ----------------- ------------------- ----------- -------------
    $ 1,057,896         $ 111,220          $ 87,753           $ 540,719    $ 44,562   $ 6,264,934
             --                --                --                  --          --            --
             --                --                --                  --          --            --
--------------- ----------------- ----------------- ------------------- ----------- -------------
      1,057,896           111,220            87,753             540,719      44,562     6,264,934
--------------- ----------------- ----------------- ------------------- ----------- -------------
              3                 4                 1                   1          19             1
--------------- ----------------- ----------------- ------------------- ----------- -------------
              3                 4                 1                   1          19             1
--------------- ----------------- ----------------- ------------------- ----------- -------------
    $ 1,057,893         $ 111,216          $ 87,752           $ 540,718    $ 44,543   $ 6,264,933
=============== ================= ================= =================== =========== =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                MFS VIT MFS VIT INVESTORS         MFS VIT
                             MFS VIT GROWTH HIGH INCOME      GROWTH STOCK INVESTORS TRUST
                                   DIVISION    DIVISION          DIVISION        DIVISION
                             -------------- ----------- ----------------- ---------------
ASSETS:
  Investments at fair value     $ 9,826,021     $ 4,709         $ 140,565        $ 10,968
  Accrued dividends                      --          --                --              --
  Due from Metropolitan Life
     Insurance Company                   --          --                --              --
                             -------------- ----------- ----------------- ---------------
       Total Assets               9,826,021       4,709           140,565          10,968
                             -------------- ----------- ----------------- ---------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                   14           8                 4               9
                             -------------- ----------- ----------------- ---------------
       Total Liabilities                 14           8                 4               9
                             -------------- ----------- ----------------- ---------------
NET ASSETS                      $ 9,826,007     $ 4,701         $ 140,561        $ 10,959
                             ============== =========== ================= ===============

The accompanying notes are an integral part of these financial statements.

       MFS VIT       MFS VIT       MFS VIT                           MFS VIT      MFS VIT
MID CAP GROWTH NEW DISCOVERY RESEARCH BOND MFS VIT RESEARCH STRATEGIC INCOME TOTAL RETURN
      DIVISION      DIVISION      DIVISION         DIVISION         DIVISION     DIVISION
-------------- ------------- ------------- ---------------- ---------------- ------------
      $ 35,199     $ 135,493      $ 32,660         $ 58,318            $ 651    $ 306,058
            --            --            --               --               --           --
            --            --            --               --               --           --
-------------- ------------- ------------- ---------------- ---------------- ------------
        35,199       135,493        32,660           58,318              651      306,058
-------------- ------------- ------------- ---------------- ---------------- ------------
             5            11             7               13               12           13
-------------- ------------- ------------- ---------------- ---------------- ------------
             5            11             7               13               12           13
-------------- ------------- ------------- ---------------- ---------------- ------------
      $ 35,194     $ 135,482      $ 32,653         $ 58,305            $ 639    $ 306,045
============== ============= ============= ================ ================ ============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                               MFS VIT II MIST BLACKROCK
                             MFS VIT UTILITIES MFS VIT VALUE MONEY MARKET LARGE CAP CORE
                                      DIVISION      DIVISION     DIVISION       DIVISION
                             ----------------- ------------- ------------ --------------
ASSETS:
  Investments at fair value          $ 127,545     $ 169,572     $ 59,592      $ 383,677
  Accrued dividends                         --            --           --             --
  Due from Metropolitan Life
     Insurance Company                      --            --           --             --
                             ----------------- ------------- ------------ --------------
       Total Assets                    127,545       169,572       59,592        383,677
                             ----------------- ------------- ------------ --------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                       6            14            1              2
                             ----------------- ------------- ------------ --------------
       Total Liabilities                     6            14            1              2
                             ----------------- ------------- ------------ --------------
NET ASSETS                           $ 127,539     $ 169,558     $ 59,591      $ 383,675
                             ================= ============= ============ ==============

The accompanying notes are an integral part of these financial statements.

                 MIST LORD ABBETT MIST MET/TEMPLETON MIST MFS EMERGING  MORGAN STANLEY        MORGAN STANLEY
MIST JANUS FORTY   BOND DEBENTURE             GROWTH    MARKETS EQUITY EUROPEAN EQUITY GLOBAL INFRASTRUCTURE
        DIVISION         DIVISION           DIVISION          DIVISION        DIVISION              DIVISION
---------------- ---------------- ------------------ ----------------- --------------- ---------------------
       $ 558,278        $ 561,165          $ 493,450       $ 2,535,177       $ 411,382             $ 182,496
              --               --                 --                --              --                    --
              --               --                 --               444              --                    --
---------------- ---------------- ------------------ ----------------- --------------- ---------------------
         558,278          561,165            493,450         2,535,621         411,382               182,496
---------------- ---------------- ------------------ ----------------- --------------- ---------------------
              --                6                  4                --               8                    13
---------------- ---------------- ------------------ ----------------- --------------- ---------------------
              --                6                  4                --               8                    13
---------------- ---------------- ------------------ ----------------- --------------- ---------------------
       $ 558,278        $ 561,159          $ 493,446       $ 2,535,621       $ 411,374             $ 182,483
================ ================ ================== ================= =============== =====================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                             MORGAN STANLEY MORGAN STANLEY   MORGAN STANLEY MORGAN STANLEY
                                INCOME PLUS   MONEY MARKET MULTI CAP GROWTH     STRATEGIST
                                   DIVISION       DIVISION         DIVISION       DIVISION
                             -------------- -------------- ---------------- --------------
ASSETS:
  Investments at fair value       $ 110,576      $ 430,800      $ 1,028,621      $ 253,518
  Accrued dividends                      --             --               --             --
  Due from Metropolitan Life
     Insurance Company                    3             --               18             --
                             -------------- -------------- ---------------- --------------
       Total Assets                 110,579        430,800        1,028,639        253,518
                             -------------- -------------- ---------------- --------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                   --              1               --             38
                             -------------- -------------- ---------------- --------------
       Total Liabilities                 --              1               --             38
                             -------------- -------------- ---------------- --------------
NET ASSETS                        $ 110,579      $ 430,799      $ 1,028,639      $ 253,480
                             ============== ============== ================ ==============

The accompanying notes are an integral part of these financial statements.

     MSF BARCLAYS                 MSF BLACKROCK
CAPITAL AGGREGATE   MSF BLACKROCK  LEGACY LARGE MSF BLACKROCK MSF METLIFE MID MSF METLIFE
       BOND INDEX LARGE CAP VALUE    CAP GROWTH  MONEY MARKET CAP STOCK INDEX STOCK INDEX
         DIVISION        DIVISION      DIVISION      DIVISION        DIVISION    DIVISION
----------------- --------------- ------------- ------------- --------------- -----------
        $ 811,333       $ 535,700     $ 786,649   $ 2,553,269       $ 721,035   $ 452,000
               --              --            --            --              --          --
               --              --            --            --              --          --
----------------- --------------- ------------- ------------- --------------- -----------
          811,333         535,700       786,649     2,553,269         721,035     452,000
----------------- --------------- ------------- ------------- --------------- -----------
                2               2             2            --               2          --
----------------- --------------- ------------- ------------- --------------- -----------
                2               2             2            --               2          --
----------------- --------------- ------------- ------------- --------------- -----------
        $ 811,331       $ 535,698     $ 786,647   $ 2,553,269       $ 721,033   $ 452,000
================= =============== ============= ============= =============== ===========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                  MSF MFS               MSF MORGAN STANLEY  MSF RUSSELL
                             TOTAL RETURN MSF MFS VALUE         EAFE INDEX   2000 INDEX
                                 DIVISION      DIVISION           DIVISION     DIVISION
                             ------------ ------------- ------------------ ------------
ASSETS:
  Investments at fair value     $ 591,930     $ 262,299          $ 381,745 $ 14,535,179
  Accrued dividends                    --            --                 --           --
  Due from Metropolitan Life
     Insurance Company                 --            --                 --           --
                             ------------ ------------- ------------------ ------------
       Total Assets               591,930       262,299            381,745   14,535,179
                             ------------ ------------- ------------------ ------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                  1             1                  5            4
                             ------------ ------------- ------------------ ------------
       Total Liabilities                1             1                  5            4
                             ------------ ------------- ------------------ ------------
NET ASSETS                      $ 591,929     $ 262,298          $ 381,740 $ 14,535,175
                             ============ ============= ================== ============

The accompanying notes are an integral part of these financial statements.

         PUTNAM VT     PUTNAM VT PUTNAM VT GLOBAL     PUTNAM VT        PUTNAM VT         PUTNAM VT
DIVERSIFIED INCOME EQUITY INCOME ASSET ALLOCATION GLOBAL EQUITY GLOBAL UTILITIES GROWTH AND INCOME
          DIVISION      DIVISION         DIVISION      DIVISION         DIVISION          DIVISION
------------------ ------------- ---------------- ------------- ---------------- -----------------
         $ 201,124   $ 4,079,580        $ 293,123     $ 207,544         $ 13,324         $ 301,331
                --            --               --            --               --                --
                --            --               --            --               --                 2
------------------ ------------- ---------------- ------------- ---------------- -----------------
           201,124     4,079,580          293,123       207,544           13,324           301,333
------------------ ------------- ---------------- ------------- ---------------- -----------------
                 4             1                4            --                6                --
------------------ ------------- ---------------- ------------- ---------------- -----------------
                 4             1                4            --                6                --
------------------ ------------- ---------------- ------------- ---------------- -----------------
         $ 201,120   $ 4,079,579        $ 293,119     $ 207,544         $ 13,318         $ 301,333
================== ============= ================ ============= ================ =================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                               PUTNAM VT                             PUTNAM VT            PUTNAM VT
                              HIGH YIELD PUTNAM VT INCOME INTERNATIONAL EQUITY INTERNATIONAL GROWTH
                                DIVISION         DIVISION             DIVISION             DIVISION
                             ----------- ---------------- -------------------- --------------------
ASSETS:
  Investments at fair value  $ 7,466,957      $ 9,533,750            $ 211,637             $ 65,609
  Accrued dividends                   --               --                   --                   --
  Due from Metropolitan Life
     Insurance Company                --               --                   --                   --
                             ----------- ---------------- -------------------- --------------------
       Total Assets            7,466,957        9,533,750              211,637               65,609
                             ----------- ---------------- -------------------- --------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                 6                3                    2                    5
                             ----------- ---------------- -------------------- --------------------
       Total Liabilities               6                3                    2                    5
                             ----------- ---------------- -------------------- --------------------
NET ASSETS                   $ 7,466,951      $ 9,533,747            $ 211,635             $ 65,604
                             =========== ================ ==================== ====================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2011

          PUTNAM VT                        PUTNAM VT        PUTNAM VT                   T. ROWE PRICE ES
INTERNATIONAL VALUE PUTNAM VT INVESTORS MONEY MARKET MULTI-CAP GROWTH PUTNAM VT VOYAGER    EQUITY INCOME
           DIVISION            DIVISION     DIVISION         DIVISION          DIVISION         DIVISION
------------------- ------------------- ------------ ---------------- ----------------- ----------------
           $ 49,302            $ 17,997    $ 599,643      $ 6,072,795       $ 5,685,880         $ 40,167
                 --                  --           --               --                --               --
                 --                  --           --               --                --               --
------------------- ------------------- ------------ ---------------- ----------------- ----------------
             49,302              17,997      599,643        6,072,795         5,685,880           40,167
------------------- ------------------- ------------ ---------------- ----------------- ----------------
                  7                   5            3               19                13                6
------------------- ------------------- ------------ ---------------- ----------------- ----------------
                  7                   5            3               19                13                6
------------------- ------------------- ------------ ---------------- ----------------- ----------------
           $ 49,295            $ 17,992    $ 599,640      $ 6,072,776       $ 5,685,867         $ 40,161
=================== =================== ============ ================ ================= ================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2011

                                                                  T. ROWE PRICE ES
                             T. ROWE PRICE ES   T. ROWE PRICE ES PERSONAL STRATEGY T. ROWE PRICE FIS
                               MID-CAP GROWTH NEW AMERICA GROWTH          BALANCED LIMITED-TERM BOND
                                     DIVISION           DIVISION          DIVISION          DIVISION
                             ---------------- ------------------ ----------------- -----------------
ASSETS:
  Investments at fair value         $ 166,762        $ 7,552,275      $ 19,629,940       $ 8,205,546
  Accrued dividends                        --                 --                --                --
  Due from Metropolitan Life
     Insurance Company                     --                 --                 8                 1
                             ---------------- ------------------ ----------------- -----------------
       Total Assets                   166,762          7,552,275        19,629,948         8,205,547
                             ---------------- ------------------ ----------------- -----------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                      3                 12                --                --
                             ---------------- ------------------ ----------------- -----------------
       Total Liabilities                    3                 12                --                --
                             ---------------- ------------------ ----------------- -----------------
NET ASSETS                          $ 166,759        $ 7,552,263      $ 19,629,948       $ 8,205,547
                             ================ ================== ================= =================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                           AMERICAN FUNDS U.S.
                                            AMERICAN FUNDS     GOVERNMENT/AAA-                           DWS I
                                                 NEW WORLD    RATED SECURITIES    DWS I BOND    CAPITAL GROWTH
                                                  DIVISION            DIVISION      DIVISION          DIVISION
                                         ----------------- ------------------- ------------- -----------------
INVESTMENT INCOME:
     Dividends                                 $ 24,131               $ 13,297    $ 9,527           $ 8,081
                                         ----------------- ------------------- ------------- -----------------
EXPENSES:
     Mortality and expense risk
        charges                                   7,884                  4,036      1,621             7,585
                                         ----------------- ------------------- ------------- -----------------
        Total expenses                            7,884                  4,036      1,621             7,585
                                         ----------------- ------------------- ------------- -----------------
           Net investment income (loss)          16,247                  9,261      7,906               496
                                         ----------------- ------------------- ------------- -----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                     --                 12,402         --                --
     Realized gains (losses) on sale of
        investments                              (9,578)                   796     (5,519)           36,978
                                         ----------------- ------------------- ------------- -----------------
           Net realized gains (losses)           (9,578)                13,198     (5,519)           36,978
                                         ----------------- ------------------- ------------- -----------------
     Change in unrealized gains (losses)
        on investments                         (185,936)                17,055      7,938           (84,108)
                                         ----------------- ------------------- ------------- -----------------
     Net realized and change in
        unrealized gains (losses) on
        investments                            (195,514)                30,253      2,419           (47,130)
                                         ----------------- ------------------- ------------- -----------------
     Net increase (decrease) in net
        assets resulting from operations     $ (179,267)              $ 39,514   $ 10,325         $ (46,634)
                                         ================= =================== ============= =================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

       DWS I GLOBAL              DWS I                                                    DWS II      DWS II SMALL
   SMALL CAP GROWTH    GROWTH & INCOME    DWS I INTERNATIONAL    DWS II BALANCED    MONEY MARKET    MID CAP GROWTH
           DIVISION           DIVISION               DIVISION           DIVISION        DIVISION          DIVISION
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
         $ 6,747            $ 6,254              $ 163,754            $ 8,178         $ 1,929             $ 935
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
           3,100              3,830                 67,969              3,861         145,331             1,384
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
           3,100              3,830                 67,969              3,861         145,331             1,384
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
           3,647              2,424                 95,785              4,317        (143,402)             (449)
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
              --                 --                     --                 --              --                --
           3,935              1,879               (350,067)             6,003              --             6,920
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
           3,935              1,879               (350,067)             6,003              --             6,920
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
         (53,146)           (10,847)            (1,409,650)           (20,169)             --           (22,784)
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
         (49,211)            (8,968)            (1,759,717)           (14,166)             --           (15,864)
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
       $ (45,564)          $ (6,544)          $ (1,663,932)          $ (9,849)     $ (143,402)        $ (16,313)
=================== ================== ====================== ================== =============== =================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                             FIDELITY VIP    FIDELITY VIP ASSET    FIDELITY VIP     FIDELITY VIP
                                            ASSET MANAGER       MANAGER: GROWTH      CONTRAFUND    EQUITY-INCOME
                                                 DIVISION              DIVISION        DIVISION         DIVISION
                                         ---------------- --------------------- --------------- ----------------
INVESTMENT INCOME:
     Dividends                                   $ 574               $ 2,787       $ 364,492        $ 515,106
                                         ---------------- --------------------- --------------- ----------------
EXPENSES:
     Mortality and expense risk
        charges                                    209                 1,274         264,732          150,932
                                         ---------------- --------------------- --------------- ----------------
        Total expenses                             209                 1,274         264,732          150,932
                                         ---------------- --------------------- --------------- ----------------
           Net investment income (loss)            365                 1,513          99,760          364,174
                                         ---------------- --------------------- --------------- ----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                   138                   335              --               --
     Realized gains (losses) on sale of
        investments                                152                 2,192         (34,166)        (193,794)
                                         ---------------- --------------------- --------------- ----------------
           Net realized gains (losses)             290                 2,527         (34,166)        (193,794)
                                         ---------------- --------------------- --------------- ----------------
     Change in unrealized gains (losses)
        on investments                          (1,527)              (15,589)     (1,194,679)         (95,203)
                                         ---------------- --------------------- --------------- ----------------
     Net realized and change in
        unrealized gains (losses) on
        investments                             (1,237)              (13,062)     (1,228,845)        (288,997)
                                         ---------------- --------------------- --------------- ----------------
     Net increase (decrease) in net
        assets resulting from operations        $ (872)            $ (11,549)   $ (1,129,085)        $ 75,177
                                         ================ ===================== =============== ================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

   FIDELITY VIP    FIDELITY VIP    FIDELITY VIP    FIDELITY VIP    FIDELITY VIP
   FREEDOM 2010    FREEDOM 2020    FREEDOM 2030    FREEDOM 2040    FREEDOM 2050    FIDELITY VIP GROWTH
       DIVISION        DIVISION        DIVISION        DIVISION        DIVISION               DIVISION
--------------- --------------- --------------- --------------- --------------- ----------------------
    $ 22,010        $ 57,148        $ 64,912         $ 6,051         $ 3,094               $ 69,988
--------------- --------------- --------------- --------------- --------------- ----------------------
       7,382          17,952          20,083           1,518           1,111                141,475
--------------- --------------- --------------- --------------- --------------- ----------------------
       7,382          17,952          20,083           1,518           1,111                141,475
--------------- --------------- --------------- --------------- --------------- ----------------------
      14,628          39,196          44,829           4,533           1,983                (71,487)
--------------- --------------- --------------- --------------- --------------- ----------------------
       5,323           9,896           9,057             486          15,510                 64,263
       8,882          36,116          31,003            (319)          3,514                490,207
--------------- --------------- --------------- --------------- --------------- ----------------------
      14,205          46,012          40,060             167          19,024                554,470
--------------- --------------- --------------- --------------- --------------- ----------------------
     (41,509)       (141,741)       (190,833)        (17,870)        (33,256)              (573,874)
--------------- --------------- --------------- --------------- --------------- ----------------------
     (27,304)        (95,729)       (150,773)        (17,703)        (14,232)               (19,404)
--------------- --------------- --------------- --------------- --------------- ----------------------
   $ (12,676)      $ (56,533)     $ (105,944)      $ (13,170)      $ (12,249)             $ (90,891)
=============== =============== =============== =============== =============== ======================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                      FIDELITY VIP
                                            FIDELITY VIP                                INVESTMENT
                                             HIGH INCOME    FIDELITY VIP INDEX 500      GRADE BOND    FIDELITY VIP MID CAP
                                                DIVISION                  DIVISION        DIVISION                DIVISION
                                         --------------- ------------------------- --------------- -----------------------
INVESTMENT INCOME:
     Dividends                               $ 22,014                 $ 749,455        $ 27,928                $ 11,888
                                         --------------- ------------------------- --------------- -----------------------
EXPENSES:
     Mortality and expense risk
        charges                                 2,316                   280,865           6,328                  33,657
                                         --------------- ------------------------- --------------- -----------------------
        Total expenses                          2,316                   280,865           6,328                  33,657
                                         --------------- ------------------------- --------------- -----------------------
           Net investment income (loss)        19,698                   468,590          21,600                 (21,769)
                                         --------------- ------------------------- --------------- -----------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                   --                   859,566          21,728                   7,878
     Realized gains (losses) on sale of
        investments                             1,238                   220,966          10,457                 112,613
                                         --------------- ------------------------- --------------- -----------------------
           Net realized gains (losses)          1,238                 1,080,532          32,185                 120,491
                                         --------------- ------------------------- --------------- -----------------------
     Change in unrealized gains (losses)
        on investments                        (11,655)               (1,043,682)         (1,738)               (630,829)
                                         --------------- ------------------------- --------------- -----------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                           (10,417)                   36,850          30,447                (510,338)
                                         --------------- ------------------------- --------------- -----------------------
     Net increase (decrease) in net
        assets resulting from operations      $ 9,281                 $ 505,440        $ 52,047              $ (532,107)
                                         =============== ========================= =============== =======================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

   FIDELITY VIP                          FIDELITY VIP                             INVESCO V.I.    INVESCO V.I. HIGH
   MONEY MARKET    FIDELITY VIP OVERSEAS  REAL ESTATE    FIDELITY VIP VALUE    DIVIDEND GROWTH     YIELD SECURITIES
       DIVISION                 DIVISION     DIVISION              DIVISION           DIVISION             DIVISION
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
     $ 1,102                  $ 5,324         $ 7,404            $ 2,128           $ 17,614             $ 23,371
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
       7,607                    2,889           4,950              1,504              9,624                1,876
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
       7,607                    2,889           4,950              1,504              9,624                1,876
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
      (6,505)                   2,435           2,454                624              7,990               21,495
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
          --                      706              --                 --                 --                   --
          --                   (5,582)          6,408                551             11,892              (12,983)
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
          --                   (4,876)          6,408                551             11,892              (12,983)
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
          --                  (67,340)         34,683             (8,156)           (26,196)             (22,062)
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
          --                  (72,216)         41,091             (7,605)           (14,304)             (35,045)
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
    $ (6,505)               $ (69,781)       $ 43,545           $ (6,981)          $ (6,314)           $ (13,550)
=============== ======================== ============ ===================== ================== ====================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                   INVESCO V.I.           INVESCO V.I.
                                                     VAN KAMPEN             VAN KAMPEN        MFS VIT          MFS VIT
                                              EQUITY AND INCOME    GLOBAL VALUE EQUITY    CORE EQUITY    GLOBAL EQUITY
                                                   DIVISION (a)           DIVISION (a)       DIVISION         DIVISION
                                           -------------------- ---------------------- -------------- ----------------
INVESTMENT INCOME:
     Dividends                                         $ 250                   $ --          $ 443         $ 54,310
                                           -------------------- ---------------------- -------------- ----------------
EXPENSES:
     Mortality and expense risk
        charges                                          589                  3,547            609           49,083
                                           -------------------- ---------------------- -------------- ----------------
        Total expenses                                   589                  3,547            609           49,083
                                           -------------------- ---------------------- -------------- ----------------
           Net investment income (loss) .               (339)                (3,547)          (166)           5,227
                                           -------------------- ---------------------- -------------- ----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                          --                     --             --               --
     Realized gains (losses) on sale of
        investments                                   (4,112)               (18,440)        36,599           56,133
                                           -------------------- ---------------------- -------------- ----------------
           Net realized gains (losses)                (4,112)               (18,440)        36,599           56,133
                                           -------------------- ---------------------- -------------- ----------------
     Change in unrealized gains (losses)
        on investments                                (5,778)              (102,593)       (21,583)        (389,579)
                                           -------------------- ---------------------- -------------- ----------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                   (9,890)              (121,033)        15,016         (333,446)
                                           -------------------- ---------------------- -------------- ----------------
     Net increase (decrease) in net assets
        resulting from operations                  $ (10,229)            $ (124,580)      $ 14,850       $ (328,219)
                                           ==================== ====================== ============== ================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                      MFS VIT    MFS VIT INVESTORS            MFS VIT           MFS VIT          MFS VIT
   MFS VIT GROWTH HIGH INCOME         GROWTH STOCK    INVESTORS TRUST    MID CAP GROWTH    NEW DISCOVERY
         DIVISION    DIVISION             DIVISION           DIVISION          DIVISION         DIVISION
----------------- ----------- -------------------- ------------------ ----------------- ----------------
      $ 19,285          $ 415             $ 794              $ 102              $ --             $ --
----------------- ----------- -------------------- ------------------ ----------------- ----------------
        75,833            197             1,122                 83               295            1,190
----------------- ----------- -------------------- ------------------ ----------------- ----------------
        75,833            197             1,122                 83               295            1,190
----------------- ----------- -------------------- ------------------ ----------------- ----------------
       (56,548)           218              (328)                19              (295)          (1,190)
----------------- ----------- -------------------- ------------------ ----------------- ----------------
            --             --                --                 --                --           18,597
       400,182          4,829             3,668                926               274            7,131
----------------- ----------- -------------------- ------------------ ----------------- ----------------
       400,182          4,829             3,668                926               274           25,728
----------------- ----------- -------------------- ------------------ ----------------- ----------------
      (424,020)           209            (3,248)            (1,099)           (2,534)         (40,815)
----------------- ----------- -------------------- ------------------ ----------------- ----------------
       (23,838)         5,038               420               (173)           (2,260)         (15,087)
----------------- ----------- -------------------- ------------------ ----------------- ----------------
     $ (80,386)       $ 5,256              $ 92             $ (154)         $ (2,555)       $ (16,277)
================= =========== ==================== ================== ================= ================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                               MFS VIT                                 MFS VIT         MFS VIT
                                         RESEARCH BOND    MFS VIT RESEARCH    STRATEGIC INCOME    TOTAL RETURN
                                              DIVISION            DIVISION            DIVISION        DIVISION
                                         ------------- ------------------- ------------------- ---------------
INVESTMENT INCOME:
     Dividends                                   $ 899            $ 545                $ 33         $ 8,363
                                         ------------- ------------------- ------------------- ---------------
EXPENSES:
     Mortality and expense risk
        charges                                    252              793                   4           2,466
                                         ------------- ------------------- ------------------- ---------------
        Total expenses                             252              793                   4           2,466
                                         ------------- ------------------- ------------------- ---------------
           Net investment income (loss)            647             (248)                 29           5,897
                                         ------------- ------------------- ------------------- ---------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                   387               --                  --              --
     Realized gains (losses) on sale of
        investments                                523           22,860                  15            (411)
                                         ------------- ------------------- ------------------- ---------------
           Net realized gains (losses)             910           22,860                  15            (411)
                                         ------------- ------------------- ------------------- ---------------
     Change in unrealized gains (losses)
        on investments                             375          (18,979)                (20)         (2,246)
                                         ------------- ------------------- ------------------- ---------------
     Net realized and change in
        unrealized gains (losses) on
        investments                              1,285            3,881                  (5)         (2,657)
                                         ------------- ------------------- ------------------- ---------------
     Net increase (decrease) in net
        assets resulting from operations       $ 1,932          $ 3,633                $ 24         $ 3,240
                                         ============= =================== =================== ===============

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                           MFS VIT II    MIST BLACKROCK                        MIST LORD ABBETT
   MFS VIT UTILITIES    MFS VIT VALUE    MONEY MARKET    LARGE CAP CORE    MIST JANUS FORTY      BOND DEBENTURE
            DIVISION         DIVISION        DIVISION          DIVISION            DIVISION            DIVISION
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
          $ 4,228          $ 2,602            $ --           $ 2,973             $ 6,644            $ 26,626
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
              990            1,349             446             2,320               3,431               3,615
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
              990            1,349             446             2,320               3,431               3,615
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
            3,238            1,253            (446)              653               3,213              23,011
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
               --              704              --                --                  --                  --
             (539)           2,740              --             3,593              (5,359)              2,041
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
             (539)           3,444              --             3,593              (5,359)              2,041
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
            4,832           (5,874)             --           (10,300)            (56,405)             (8,956)
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
            4,293           (2,430)             --            (6,707)            (61,764)             (6,915)
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
          $ 7,531         $ (1,177)         $ (446)         $ (6,054)          $ (58,551)           $ 16,096
==================== ================ =============== ================= =================== ===================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                              MIST MET/TEMPLETON    MIST MFS EMERGING     MORGAN STANLEY           MORGAN STANLEY
                                                          GROWTH       MARKETS EQUITY    EUROPEAN EQUITY    GLOBAL INFRASTRUCTURE
                                                        DIVISION             DIVISION           DIVISION                 DIVISION
                                           --------------------- -------------------- ------------------ ------------------------
INVESTMENT INCOME:
     Dividends                                        $ 6,049             $ 44,528           $ 10,961                  $ 4,720
                                           --------------------- -------------------- ------------------ ------------------------
EXPENSES:
     Mortality and expense risk
        charges                                         3,271               21,105              4,211                    1,516
                                           --------------------- -------------------- ------------------ ------------------------
        Total expenses                                  3,271               21,105              4,211                    1,516
                                           --------------------- -------------------- ------------------ ------------------------
           Net investment income (loss)                 2,778               23,423              6,750                    3,204
                                           --------------------- -------------------- ------------------ ------------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                           --                   --                 --                    9,658
     Realized gains (losses) on sale of
        investments                                     2,241               60,920            (14,731)                  (4,407)
                                           --------------------- -------------------- ------------------ ------------------------
           Net realized gains (losses)                  2,241               60,920            (14,731)                   5,251
                                           --------------------- -------------------- ------------------ ------------------------
     Change in unrealized gains (losses)
        on investments                                (44,426)            (667,522)           (39,993)                  13,130
                                           --------------------- -------------------- ------------------ ------------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                   (42,185)            (606,602)           (54,724)                  18,381
                                           --------------------- -------------------- ------------------ ------------------------
     Net increase (decrease) in net assets
        resulting from operations                   $ (39,407)          $ (583,179)         $ (47,974)                $ 21,585
                                           ===================== ==================== ================== ========================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                             MSF BARCLAYS
   MORGAN STANLEY    MORGAN STANLEY      MORGAN STANLEY    MORGAN STANLEY         CAPITAL       MSF BLACKROCK
      INCOME PLUS      MONEY MARKET    MULTI CAP GROWTH        STRATEGIST  AGGREGATE BOND     LARGE CAP VALUE
         DIVISION          DIVISION            DIVISION          DIVISION  INDEX DIVISION            DIVISION
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
      $ 16,985              $ 52             $ 1,872           $ 5,816            $ 19,718         $ 4,503
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
         1,954             4,644              11,238             2,647               4,760           3,348
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
         1,954             4,644              11,238             2,647               4,760           3,348
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
        15,031            (4,592)             (9,366)            3,169              14,958           1,155
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
            --                --                  --            30,456                  --              --
         2,533                --             198,364            (8,199)                193           4,775
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
         2,533                --             198,364            22,257                 193           4,775
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
       (14,694)               --            (268,834)          (47,368)             27,081          (7,671)
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
       (12,161)               --             (70,470)          (25,111)             27,274          (2,896)
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
       $ 2,870          $ (4,592)          $ (79,836)        $ (21,942)           $ 42,232        $ (1,741)
================= ================= =================== ================= ================ ==================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                            MSF BLACKROCK
                                             LEGACY LARGE    MSF BLACKROCK    MSF METLIFE MID    MSF METLIFE
                                               CAP GROWTH     MONEY MARKET    CAP STOCK INDEX    STOCK INDEX
                                                 DIVISION         DIVISION           DIVISION       DIVISION
                                         ---------------- ---------------- ------------------ --------------
INVESTMENT INCOME:
     Dividends                                 $ 1,240             $ --            $ 5,405        $ 6,276
                                         ---------------- ---------------- ------------------ --------------
EXPENSES:
     Mortality and expense risk
        charges                                  5,292           17,254              4,826          2,993
                                         ---------------- ---------------- ------------------ --------------
        Total expenses                           5,292           17,254              4,826          2,993
                                         ---------------- ---------------- ------------------ --------------
           Net investment income (loss)         (4,052)         (17,254)               579          3,283
                                         ---------------- ---------------- ------------------ --------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                    --               --             24,813          2,310
     Realized gains (losses) on sale of
        investments                              3,337               --              7,328          3,264
                                         ---------------- ---------------- ------------------ --------------
           Net realized gains (losses)           3,337               --             32,141          5,574
                                         ---------------- ---------------- ------------------ --------------
     Change in unrealized gains (losses)
        on investments                         (82,520)              --            (60,308)        (7,822)
                                         ---------------- ---------------- ------------------ --------------
     Net realized and change in
        unrealized gains (losses) on
        investments                            (79,183)              --            (28,167)        (2,248)
                                         ---------------- ---------------- ------------------ --------------
     Net increase (decrease) in net
        assets resulting from operations     $ (83,235)       $ (17,254)         $ (27,588)       $ 1,035
                                         ================ ================ ================== ==============

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

        MSF MFS                     MSF MORGAN STANLEY    MSF RUSSELL             PUTNAM VT        PUTNAM VT
   TOTAL RETURN    MSF MFS VALUE            EAFE INDEX     2000 INDEX    DIVERSIFIED INCOME    EQUITY INCOME
       DIVISION         DIVISION              DIVISION       DIVISION              DIVISION         DIVISION
--------------- ---------------- --------------------- -------------- --------------------- ----------------
    $ 13,125          $ 2,934               $ 7,702      $ 159,970              $ 24,584         $ 77,870
--------------- ---------------- --------------------- -------------- --------------------- ----------------
       3,983            1,561                 2,664        112,358                 1,778           30,140
--------------- ---------------- --------------------- -------------- --------------------- ----------------
       3,983            1,561                 2,664        112,358                 1,778           30,140
--------------- ---------------- --------------------- -------------- --------------------- ----------------
       9,142            1,373                 5,038         47,612                22,806           47,730
--------------- ---------------- --------------------- -------------- --------------------- ----------------
          --               --                    --             --                    --               --
       1,968            1,060                (9,548)       145,396                (5,638)         125,453
--------------- ---------------- --------------------- -------------- --------------------- ----------------
       1,968            1,060                (9,548)       145,396                (5,638)         125,453
--------------- ---------------- --------------------- -------------- --------------------- ----------------
      (7,138)          (3,382)              (57,564)      (891,276)              (26,643)        (146,290)
--------------- ---------------- --------------------- -------------- --------------------- ----------------
      (5,170)          (2,322)              (67,112)      (745,880)              (32,281)         (20,837)
--------------- ---------------- --------------------- -------------- --------------------- ----------------
     $ 3,972           $ (949)            $ (62,074)    $ (698,268)             $ (9,475)        $ 26,893
=============== ================ ===================== ============== ===================== ================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                              PUTNAM VT GLOBAL        PUTNAM VT           PUTNAM VT            PUTNAM VT
                                              ASSET ALLOCATION    GLOBAL EQUITY    GLOBAL UTILITIES    GROWTH AND INCOME
                                                      DIVISION         DIVISION            DIVISION             DIVISION
                                           ------------------- ---------------- ------------------- --------------------
INVESTMENT INCOME:
     Dividends                                     $ 13,510          $ 4,767               $ 707              $ 4,759
                                           ------------------- ---------------- ------------------- --------------------
EXPENSES:
     Mortality and expense risk
        charges                                       2,225            1,674                 110                2,387
                                           ------------------- ---------------- ------------------- --------------------
        Total expenses                                2,225            1,674                 110                2,387
                                           ------------------- ---------------- ------------------- --------------------
           Net investment income (loss)              11,285            3,093                 597                2,372
                                           ------------------- ---------------- ------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                         --               --                  --                   --
     Realized gains (losses) on sale of
        investments                                     821              183                (703)              (7,042)
                                           ------------------- ---------------- ------------------- --------------------
           Net realized gains (losses)                  821              183                (703)              (7,042)
                                           ------------------- ---------------- ------------------- --------------------
     Change in unrealized gains (losses)
        on investments                              (14,840)         (14,664)               (742)             (11,600)
                                           ------------------- ---------------- ------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                 (14,019)         (14,481)             (1,445)             (18,642)
                                           ------------------- ---------------- ------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                  $ (2,734)       $ (11,388)             $ (848)           $ (16,270)
                                           =================== ================ =================== ====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

    PUTNAM VT                                   PUTNAM VT               PUTNAM VT              PUTNAM VT
   HIGH YIELD    PUTNAM VT INCOME    INTERNATIONAL EQUITY    INTERNATIONAL GROWTH    INTERNATIONAL VALUE    PUTNAM VT INVESTORS
     DIVISION            DIVISION                DIVISION                DIVISION               DIVISION               DIVISION
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
 $ 579,742           $ 784,559                 $ 8,171                 $ 2,080                $ 1,698                  $ 237
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
    55,201              68,431                   1,817                     577                    432                    135
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
    55,201              68,431                   1,817                     577                    432                    135
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
   524,541             716,128                   6,354                   1,503                  1,266                    102
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
        --                  --                      --                      --                     --                     --
    11,675               7,397                  (8,239)                  3,738                 (2,927)                   199
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
    11,675               7,397                  (8,239)                  3,738                 (2,927)                   199
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
  (465,637)           (345,794)                (41,662)                (18,968)                (6,194)                  (395)
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
  (453,962)           (338,397)                (49,901)                (15,230)                (9,121)                  (196)
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
  $ 70,579           $ 377,731               $ (43,547)              $ (13,727)              $ (7,855)                 $ (94)
============= =================== ======================= ======================= ====================== ======================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                               PUTNAM VT           PUTNAM VT                         T. ROWE PRICE ES
                                            MONEY MARKET    MULTI-CAP GROWTH    PUTNAM VT VOYAGER       EQUITY INCOME
                                                DIVISION            DIVISION             DIVISION            DIVISION
                                         --------------- ------------------- -------------------- -------------------
INVESTMENT INCOME:
     Dividends                                   $ 67            $ 24,819             $ 18,220               $ 686
                                         --------------- ------------------- -------------------- -------------------
EXPENSES:
     Mortality and expense risk
        charges                                 4,467              47,797               48,270                 293
                                         --------------- ------------------- -------------------- -------------------
        Total expenses                          4,467              47,797               48,270                 293
                                         --------------- ------------------- -------------------- -------------------
           Net investment income (loss)        (4,400)            (22,978)             (30,050)                393
                                         --------------- ------------------- -------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                   --                  --                   --                  --
     Realized gains (losses) on sale of
        investments                                --             127,151              239,419                 971
                                         --------------- ------------------- -------------------- -------------------
           Net realized gains (losses)             --             127,151              239,419                 971
                                         --------------- ------------------- -------------------- -------------------
     Change in unrealized gains (losses)
        on investments                             --            (459,910)          (1,457,241)             (1,476)
                                         --------------- ------------------- -------------------- -------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                --            (332,759)          (1,217,822)               (505)
                                         --------------- ------------------- -------------------- -------------------
     Net increase (decrease) in net
        assets resulting from operations     $ (4,400)         $ (355,737)        $ (1,247,872)             $ (112)
                                         =============== =================== ==================== ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                              T. ROWE PRICE ES
   T. ROWE PRICE ES      T. ROWE PRICE ES    PERSONAL STRATEGY    T. ROWE PRICE FIS
     MID-CAP GROWTH    NEW AMERICA GROWTH             BALANCED    LIMITED-TERM BOND
           DIVISION              DIVISION             DIVISION             DIVISION
------------------- --------------------- -------------------- --------------------
            $ --              $ 16,976            $ 419,578            $ 191,136
------------------- --------------------- -------------------- --------------------
           1,280                58,766              152,201               60,082
------------------- --------------------- -------------------- --------------------
           1,280                58,766              152,201               60,082
------------------- --------------------- -------------------- --------------------
          (1,280)              (41,790)             267,377              131,054
------------------- --------------------- -------------------- --------------------
          19,454               590,760                   --               64,516
           3,762               218,347              281,309               16,775
------------------- --------------------- -------------------- --------------------
          23,216               809,107              281,309               81,291
------------------- --------------------- -------------------- --------------------
         (24,718)             (904,049)            (763,465)            (145,947)
------------------- --------------------- -------------------- --------------------
          (1,502)              (94,942)            (482,156)             (64,656)
------------------- --------------------- -------------------- --------------------
        $ (2,782)           $ (136,732)          $ (214,779)            $ 66,398
=================== ===================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                               AMERICAN FUNDS U.S. GOVERNMENT/
                                     AMERICAN FUNDS NEW WORLD             AAA-RATED SECURITIES             DWS I BOND
                                                     DIVISION                         DIVISION               DIVISION
                                    -------------------------- ------------------------------- -------------------------
                                           2011          2010         2011              2010        2011         2010
                                    -------------- ----------- ------------ ------------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 16,247       $ 5,979      $ 9,261           $ 3,945      $ 7,906       $ 7,964
  Net realized gains (losses)            (9,578)        8,371       13,198               431       (5,519)       (5,999)
  Change in unrealized gains
     (losses) on investments           (185,936)       47,509       17,055            (5,062)       7,938        11,064
                                    -------------- ----------- ------------ ------------------ ------------ ------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (179,267)       61,859       39,514              (686)      10,325        13,029
                                    -------------- ----------- ------------ ------------------ ------------ ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               1,730,098       932,615      977,016           579,537       49,047        47,581
  Net transfers (including
     fixed account)                     (14,623)         (859)     (10,584)          (15,003)       5,038            --
  Policy charges                       (835,719)     (401,033)    (555,526)         (296,690)     (39,285)      (39,171)
  Transfers for policy benefits
     and terminations                   (98,214)       (4,976)     (29,395)           (6,190)     (28,726)      (17,026)
                                    -------------- ----------- ------------ ------------------ ------------ ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              781,542       525,747      381,511           261,654      (13,926)       (8,616)
                                    -------------- ----------- ------------ ------------------ ------------ ------------
     Net increase (decrease)
       in net assets                    602,275       587,606      421,025           260,968       (3,601)        4,413
NET ASSETS:
  Beginning of year                     617,508        29,902      282,951            21,983      224,313       219,900
                                    -------------- ----------- ------------ ------------------ ------------ ------------
  End of year                       $ 1,219,782     $ 617,508    $ 703,976         $ 282,951    $ 220,712     $ 224,313
                                    ============== =========== ============ ================== ============ ============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

  DWS I CAPITAL GROWTH    DWS I GLOBAL SMALL CAP GROWTH  DWS I GROWTH & INCOME           DWS I INTERNATIONAL
              DIVISION                         DIVISION               DIVISION                      DIVISION
------------------------- ----------------------------- ----------------------- ----------------------------
     2011           2010         2011             2010         2011       2010           2011          2010
------------ ------------ ------------ ---------------- ------------ ---------- -------------- -------------
    $ 496        $ 2,271      $ 3,647         $ (1,115)     $ 2,424    $ 3,954       $ 95,785     $ 135,325
   36,978          3,338        3,935           (1,841)       1,879    (11,427)      (350,067)     (587,599)
  (84,108)       139,762      (53,146)          78,979      (10,847)    66,985     (1,409,650)      508,642
------------ ------------ ------------ ---------------- ------------ ---------- -------------- -------------
  (46,634)       145,371      (45,564)          76,023       (6,544)    59,512     (1,663,932)       56,368
------------ ------------ ------------ ---------------- ------------ ---------- -------------- -------------
  165,135        166,138       65,226           53,913       98,956     90,461      2,841,830     3,182,979
  (12,278)        26,057       35,689            2,764       50,826      4,180       (453,815)     (915,513)
 (149,433)      (151,837)     (26,677)         (24,814)     (89,187)   (83,012)    (1,750,033)   (1,875,651)
 (134,290)      (223,212)          --          (64,868)     (48,765)    (6,285)      (674,867)   (1,241,703)
------------ ------------ ------------ ---------------- ------------ ---------- -------------- -------------
 (130,866)      (182,854)      74,238          (33,005)      11,830      5,344        (36,885)     (849,888)
------------ ------------ ------------ ---------------- ------------ ---------- -------------- -------------
 (177,500)       (37,483)      28,674           43,018        5,286     64,856     (1,700,817)     (793,520)
1,090,807      1,128,290      370,234          327,216      506,649    441,793      9,624,688    10,418,208
------------ ------------ ------------ ---------------- ------------ ---------- -------------- -------------
$ 913,307    $ 1,090,807    $ 398,908        $ 370,234    $ 511,935  $ 506,649    $ 7,923,871   $ 9,624,688
============ ============ ============ ================ ============ ========== ============== =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                           DWS II BALANCED             DWS II MONEY MARKET  DWS II SMALL MID CAP GROWTH
                                                  DIVISION                        DIVISION                     DIVISION
                                    ----------------------- ------------------------------- ---------------------------
                                         2011         2010            2011            2010         2011          2010
                                    ------------ ---------- --------------- --------------- ------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 4,317     $ 11,624      $ (143,402)     $ (149,281)      $ (449)       $ (868)
  Net realized gains (losses)           6,003         (608)             --              --        6,920         3,096
  Change in unrealized gains
     (losses) on investments          (20,169)      37,952              --              --      (22,784)       26,862
                                    ------------ ---------- --------------- --------------- ------------ --------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (9,849)      48,968        (143,402)       (149,281)     (16,313)       29,090
                                    ------------ ---------- --------------- --------------- ------------ --------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               101,866       98,872      52,855,509      53,245,356       22,547        18,075
  Net transfers (including
     fixed account)                        60           --        (678,270)       (963,639)      61,118        19,978
  Policy charges                      (90,447)     (89,382)    (50,061,915)    (49,444,534)     (13,094)       (9,326)
  Transfers for policy benefits
     and terminations                 (30,942)     (10,711)     (1,496,700)     (3,250,213)          --       (21,910)
                                    ------------ ---------- --------------- --------------- ------------ --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            (19,463)      (1,221)        618,624        (413,030)      70,571         6,817
                                    ------------ ---------- --------------- --------------- ------------ --------------
     Net increase (decrease)
       in net assets                  (29,312)      47,747         475,222        (562,311)      54,258        35,907
NET ASSETS:
  Beginning of year                   524,502      476,755      19,492,569      20,054,880      143,220       107,313
                                    ------------ ---------- --------------- --------------- ------------ --------------
  End of year                       $ 495,190    $ 524,502    $ 19,967,791    $ 19,492,569    $ 197,478     $ 143,220
                                    ============ ========== =============== =============== ============ ==============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                     FIDELITY VIP
FIDELITY VIP ASSET MANAGER  ASSET MANAGER: GROWTH         FIDELITY VIP CONTRAFUND    FIDELITY VIP EQUITY-INCOME
                  DIVISION               DIVISION                        DIVISION                      DIVISION
-------------------------- ----------------------- ------------------------------- -----------------------------
    2011          2010           2011        2010            2011            2010            2011          2010
------------ ------------- ------------ ---------- --------------- --------------- --------------- -------------
   $ 365         $ 367        $ 1,513       $ 623        $ 99,760       $ 167,694       $ 364,174     $ 211,368
     290           210          2,527       3,551         (34,166)       (777,638)       (193,794)     (511,825)
  (1,527)           82        (15,589)     15,269      (1,194,679)      5,618,665         (95,203)    2,837,414
------------ ------------- ------------ ---------- --------------- --------------- --------------- -------------
    (872)          659        (11,549)     19,443      (1,129,085)      5,008,721          75,177     2,536,957
------------ ------------- ------------ ---------- --------------- --------------- --------------- -------------
  48,841        56,717         51,725      49,375       8,568,965       8,779,709       5,413,189     5,652,675
     445         3,888         13,134      23,952        (484,291)       (785,413)       (203,708)     (277,994)
 (46,804)      (36,415)       (52,822)    (50,075)     (5,684,896)     (5,655,066)     (3,844,280)   (3,777,975)
      --            --             --          --      (2,451,960)     (3,571,632)     (1,718,100)   (1,426,725)
------------ ------------- ------------ ---------- --------------- --------------- --------------- -------------
   2,482        24,190         12,037      23,252         (52,182)     (1,232,402)       (352,899)      169,981
------------ ------------- ------------ ---------- --------------- --------------- --------------- -------------
   1,610        24,849            488      42,695      (1,181,267)      3,776,319        (277,722)    2,706,938
  26,358         1,509        159,383     116,688      35,401,746      31,625,427      20,263,330    17,556,392
------------ ------------- ------------ ---------- --------------- --------------- --------------- -------------
$ 27,968      $ 26,358      $ 159,871   $ 159,383    $ 34,220,479    $ 35,401,746    $ 19,985,608  $ 20,263,330
============ ============= ============ ========== =============== =============== =============== =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                    FIDELITY VIP FREEDOM 2010   FIDELITY VIP FREEDOM 2020   FIDELITY VIP FREEDOM 2030
                                                     DIVISION                    DIVISION                    DIVISION
                                    -------------------------- --------------------------- -------------- ------------
                                             2011        2010           2011         2010           2011         2010
                                    -------------- ----------- -------------- ------------ -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)           $ 14,628    $ 12,915       $ 39,196     $ 28,739       $ 44,829     $ 27,748
  Net realized gains (losses)              14,205      17,481         46,012       25,638         40,060       23,720
  Change in unrealized gains
     (losses) on investments              (41,509)     55,903       (141,741)     152,710       (190,833)     181,776
                                    -------------- ----------- -------------- ------------ -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                    (12,676)     86,299        (56,533)     207,087       (105,944)     233,244
                                    -------------- ----------- -------------- ------------ -------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                   438,432     425,945      2,252,158    1,558,967      2,314,615    1,543,811
  Net transfers (including
     fixed account)                        48,808      44,315         85,033       38,362        107,800       57,222
  Policy charges                         (261,559)   (220,804)    (1,362,319)    (933,536)    (1,146,888)    (788,029)
  Transfers for policy benefits
     and terminations                     (58,832)    (36,528)      (234,490)    (143,280)      (218,371)     (91,379)
                                    -------------- ----------- -------------- ------------ -------------- ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions                166,849     212,928        740,382      520,513      1,057,156      721,625
                                    -------------- ----------- -------------- ------------ -------------- ------------
     Net increase (decrease)
       in net assets                      154,173     299,227        683,849      727,600        951,212      954,869
NET ASSETS:
  Beginning of year                       882,030     582,803      1,913,209    1,185,609      2,039,738    1,084,869
                                    -------------- ----------- -------------- ------------ -------------- ------------
  End of year                         $ 1,036,203   $ 882,030    $ 2,597,058  $ 1,913,209    $ 2,990,950  $ 2,039,738
                                    ============== =========== ============== ============ ============== ============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

FIDELITY VIP FREEDOM 2040 FIDELITY VIP FREEDOM 2050             FIDELITY VIP GROWTH FIDELITY VIP HIGH INCOME
                 DIVISION                  DIVISION                        DIVISION                 DIVISION
------------------------- ------------------------- ------------------------------- ------------------------
     2011       2010 (a)        2011     2010 (a)            2011            2010         2011        2010
------------ ------------ ------------ ------------ --------------- --------------- ------------ -----------
  $ 4,533       $ 1,275      $ 1,983     $ 1,249        $ (71,487)      $ (73,765)    $ 19,698    $ 12,479
      167         8,795       19,024       1,686          554,470          45,862        1,238         438
  (17,870)       (2,622)     (33,256)      8,620         (573,874)      3,550,449      (11,655)      6,581
------------ ------------ ------------ ------------ --------------- --------------- ------------ -----------
  (13,170)        7,448      (12,249)     11,555          (90,891)      3,522,546        9,281      19,498
------------ ------------ ------------ ------------ --------------- --------------- ------------ -----------
  437,017        75,795      216,666      82,175        6,500,399       6,711,805      120,191     100,709
   41,226        16,871       39,460       3,308         (434,928)       (155,672)     103,895      17,074
 (198,223)      (17,237)    (114,453)    (10,558)      (4,923,812)     (4,920,002)     (86,228)    (82,065)
  (48,888)         (715)     (47,697)       (737)      (1,405,094)     (1,940,135)      (7,258)     (3,585)
------------ ------------ ------------ ------------ --------------- --------------- ------------ -----------
  231,132        74,714       93,976      74,188         (263,435)       (304,004)     130,600      32,133
------------ ------------ ------------ ------------ --------------- --------------- ------------ -----------
  217,962        82,162       81,727      85,743         (354,326)      3,218,542      139,881      51,631
   82,162            --       85,743          --       18,493,684      15,275,142      184,624     132,993
------------ ------------ ------------ ------------ --------------- --------------- ------------ -----------
$ 300,124      $ 82,162    $ 167,470    $ 85,743     $ 18,139,358    $ 18,493,684    $ 324,505    $184,624
============ ============ ============ ============ =============== =============== ============ ===========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                FIDELITY VIP
                                          FIDELITY VIP INDEX 500       INVESTMENT GRADE BOND        FIDELITY VIP MID CAP
                                                        DIVISION                    DIVISION                    DIVISION
                                    ------------------------------- ------------------------- ---------------------------
                                            2011            2010         2011         2010           2011         2010
                                    --------------- --------------- ------------ ------------ -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 468,590       $ 426,717     $ 21,600     $ 23,489      $ (21,769)      $ (9,005)
  Net realized gains (losses)          1,080,532         337,637       32,185       35,336        120,491         38,640
  Change in unrealized gains
     (losses) on investments          (1,043,682)      3,890,694       (1,738)      16,829       (630,829)       760,574
                                    --------------- --------------- ------------ ------------ -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                   505,440       4,655,048       52,047       75,654       (532,107)       790,209
                                    --------------- --------------- ------------ ------------ -------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               10,623,601      10,841,082      479,184      407,190      2,183,663      1,807,364
  Net transfers (including
     fixed account)                     (462,393)       (671,923)     (36,543)      15,822       (214,746)       725,821
  Policy charges                      (7,838,679)     (7,791,161)    (376,386)    (364,806)    (1,159,173)      (963,566)
  Transfers for policy benefits
     and terminations                 (2,555,298)     (2,668,762)    (140,791)    (315,781)      (463,569)      (316,105)
                                    --------------- --------------- ------------ ------------ -------------- ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              (232,769)       (290,764)     (74,536)    (257,575)       346,175      1,253,514
                                    --------------- --------------- ------------ ------------ -------------- ------------
     Net increase (decrease)
       in net assets                     272,671       4,364,284      (22,489)    (181,921)      (185,932)     2,043,723
NET ASSETS:
  Beginning of year                   37,349,811      32,985,527      905,491    1,087,412      4,339,438      2,295,715
                                    --------------- --------------- ------------ ------------ -------------- ------------
  End of year                       $ 37,622,482    $ 37,349,811    $ 883,002    $ 905,491    $ 4,153,506    $ 4,339,438
                                    =============== =============== ============ ============ ============== ============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

 FIDELITY VIP MONEY MARKET      FIDELITY VIP OVERSEAS FIDELITY VIP REAL ESTATE      FIDELITY VIP VALUE
                  DIVISION                   DIVISION                 DIVISION                DIVISION
----------------------------- ----------------------- ------------------------ -----------------------
       2011           2010         2011          2010         2011        2010         2011       2010
-------------- -------------- ------------ ---------- ------------ ----------- ------------ ----------
   $ (6,505)      $ (7,460)     $ 2,435       $ 2,485      $ 2,454     $ 3,419        $ 624    $ 1,244
         --            709       (4,876)       (8,259)       6,408      (9,799)         551     (2,395)
         --             --      (67,340)       48,192       34,683     134,714       (8,156)    28,293
-------------- -------------- ------------ ---------- ------------ ----------- ------------ ----------
     (6,505)        (6,751)     (69,781)       42,418       43,545     128,334       (6,981)    27,142
-------------- -------------- ------------ ---------- ------------ ----------- ------------ ----------
  3,453,767      3,149,278      149,657       120,607      204,501     161,416       78,552     68,732
   (239,799)       (17,459)     (14,502)       (9,405)         (38)     14,387      (11,507)    (7,383)
 (3,270,916)    (3,085,723)     (79,436)      (73,723)    (127,855)   (113,625)     (50,811)   (48,662)
     (6,688)      (491,750)     (38,923)      (10,776)     (31,113)    (43,136)      (7,218)    (6,844)
-------------- -------------- ------------ ---------- ------------ ----------- ------------ ----------
    (63,636)      (445,654)      16,796        26,703       45,495      19,042        9,016      5,843
-------------- -------------- ------------ ---------- ------------ ----------- ------------ ----------
    (70,141)      (452,405)     (52,985)       69,121       89,040     147,376        2,035     32,985
  1,221,557      1,673,962      379,556       310,435      579,954     432,578      190,930    157,945
-------------- -------------- ------------ ---------- ------------ ----------- ------------ ----------
$ 1,151,416    $ 1,221,557    $ 326,571     $ 379,556    $ 668,994   $ 579,954    $ 192,965  $ 190,930
============== ============== ============ ========== ============ =========== ============ ==========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                                     INVESCO V.I.  INVESCO V.I.
                                                                                                       VAN KAMPEN    VAN KAMPEN
                                                                                                       EQUITY AND  GLOBAL VALUE
                                    INVESCO V.I. DIVIDEND GROWTH INVESCO V.I. HIGH YIELD SECURITIES        INCOME        EQUITY
                                                        DIVISION                           DIVISION      DIVISION      DIVISION
                                    ---------------------------- ---------------------------------- ------------- -------------
                                           2011           2010         2011              2010           2011 (b)      2011 (b)
                                    -------------- ------------- --------------- ------------------ ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)          $ 7,990        $ 8,642     $ 21,495           $ 17,551            $ (339)     $ (3,547)
  Net realized gains (losses)            11,892        (19,866)     (12,983)            16,694            (4,112)      (18,440)
  Change in unrealized gains
     (losses) on investments            (26,196)       101,757      (22,062)           (10,991)           (5,778)     (102,593)
                                    -------------- ------------- --------------- ------------------ ------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                   (6,314)        90,533      (13,550)            23,254           (10,229)     (124,580)
                                    -------------- ------------- --------------- ------------------ ------------- -------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 368,788        380,110       48,644             35,504            12,326       175,818
  Net transfers (including
     fixed account)                       9,327        (16,505)      93,663            (49,327)          100,450       668,412
  Policy charges                       (345,746)      (363,818)     (48,547)           (47,048)          (14,795)     (172,015)
  Transfers for policy benefits
     and terminations                   (18,067)       (15,165)    (172,787)           (53,030)               --        (6,917)
                                    -------------- ------------- --------------- ------------------ ------------- -------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions               14,302        (15,378)     (79,027)          (113,901)           97,981       665,298
                                    -------------- ------------- --------------- ------------------ ------------- -------------
     Net increase (decrease)
       in net assets                      7,988         75,155      (92,577)           (90,647)           87,752       540,718
NET ASSETS:
  Beginning of year                   1,049,905        974,750      203,793            294,440                --            --
                                    -------------- ------------- --------------- ------------------ ------------- -------------
  End of year                       $ 1,057,893    $ 1,049,905    $ 111,216          $ 203,793          $ 87,752     $ 540,718
                                    ============== ============= =============== ================== ============= =============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

  MFS VIT CORE EQUITY        MFS VIT GLOBAL EQUITY                 MFS VIT GROWTH     MFS VIT HIGH INCOME
             DIVISION                     DIVISION                       DIVISION                DIVISION
---------------------- ---------------------------- ------------------------------ -----------------------
    2011         2010           2011          2010           2011            2010        2011        2010
----------- ---------- -------------- ------------- -------------- --------------- ----------- -----------
  $ (166)       $ 945        $ 5,227      $ 13,705      $ (56,548)      $ (60,432)      $ 218    $ 10,311
  36,599       (1,211)        56,133       (53,689)       400,182         256,907       4,829      (1,487)
 (21,583)      43,865       (389,579)      728,028       (424,020)      1,155,018         209      12,051
----------- ---------- -------------- ------------- -------------- --------------- ----------- -----------
  14,850       43,599       (328,219)      688,044        (80,386)      1,351,493       5,256      20,875
----------- ---------- -------------- ------------- -------------- --------------- ----------- -----------
  29,100       28,634      2,047,847     2,083,135      2,585,139       2,708,054       5,767       5,903
(279,019)         373         86,461       (41,635)      (339,131)       (278,906)   (169,008)        172
 (30,763)     (33,056)    (1,375,204)   (1,333,213)    (1,860,223)     (1,903,900)     (6,924)     (7,837)
    (527)          --       (601,625)     (880,635)      (840,472)     (1,269,568)        (23)     (8,868)
----------- ---------- -------------- ------------- -------------- --------------- ----------- -----------
(281,209)      (4,049)       157,479      (172,348)      (454,687)       (744,320)   (170,188)    (10,630)
----------- ---------- -------------- ------------- -------------- --------------- ----------- -----------
(266,359)      39,550       (170,740)      515,696       (535,073)        607,173    (164,932)     10,245
 310,902      271,352      6,435,673     5,919,977     10,361,080       9,753,907     169,633     159,388
----------- ---------- -------------- ------------- -------------- --------------- ----------- -----------
$ 44,543    $ 310,902    $ 6,264,933   $ 6,435,673    $ 9,826,007    $ 10,361,080     $ 4,701   $ 169,633
=========== ========== ============== ============= ============== =============== =========== ===========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                    MFS VIT INVESTORS GROWTH STOCK MFS VIT INVESTORS TRUST  MFS VIT MID CAP GROWTH
                                                          DIVISION                DIVISION                DIVISION
                                    ------------------------------ ----------------------- -----------------------
                                         2011             2010          2011        2010        2011        2010
                                    ------------- ---------------- ------------ ---------- ----------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ (328)          $ (418)         $ 19        $ 44      $ (295)     $ (535)
  Net realized gains (losses)           3,668              384           926         554         274     (26,286)
  Change in unrealized gains
     (losses) on investments           (3,248)          15,832        (1,099)        351      (2,534)     54,621
                                    ------------ ---------------- ------------ ---------- ----------- -----------
     Net increase (decrease)
       in net assets resulting
       from operations                     92           15,798          (154)        949      (2,555)     27,800
                                    ------------ ---------------- ------------ ---------- ----------- -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                19,365           16,798        19,651      21,164      23,287      19,838
  Net transfers (including
     fixed account)                    (3,022)            (108)            3        (113)     (2,733)        105
  Policy charges                      (25,234)         (25,338)      (20,308)    (19,050)    (15,548)    (15,754)
  Transfers for policy benefits
     and terminations                  (3,340)              --          (341)         (8)     (4,306)   (153,537)
                                    ------------ ---------------- ------------ ---------- ----------- -----------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            (12,231)          (8,648)         (995)      1,993         700    (149,348)
                                    ------------ ---------------- ------------ ---------- ----------- -----------
     Net increase (decrease)
       in net assets                  (12,139)           7,150        (1,149)      2,942      (1,855)   (121,548)
NET ASSETS:
  Beginning of year                   152,700          145,550        12,108       9,166      37,049     158,597
                                    ------------ ---------------- ------------ ---------- ----------- -----------
  End of year                       $ 140,561        $ 152,700      $ 10,959    $ 12,108    $ 35,194    $ 37,049
                                    ============ ================ ============ ========== =========== ===========

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

  MFS VIT NEW DISCOVERY MFS VIT RESEARCH BOND       MFS VIT RESEARCH  MFS VIT STRATEGIC INCOME
               DIVISION              DIVISION               DIVISION                  DIVISION
------------------------ --------------------- ---------------------- ------------------------
     2011          2010        2011      2010        2011       2010      2011          2010
------------ ----------- ----------- --------- ----------- ---------- --------- --------------
 $ (1,190)     $ (1,052)      $ 647     $ 784      $ (248)     $ 487      $ 29          $ 19
   25,728         1,719         910       370      22,860      1,402        15             7
  (40,815)       43,254         375       997     (18,979)    17,919       (20)           33
------------ ----------- ----------- --------- ----------- ---------- --------- --------------
  (16,277)       43,921       1,932     2,151       3,633     19,808        24            59
------------ ----------- ----------- --------- ----------- ---------- --------- --------------
   30,583        26,628       6,444     5,267      52,044     48,780     3,329         3,126
   (4,630)          (10)        160       115     (38,218)        --       (55)          115
  (37,199)      (35,427)     (7,565)   (6,821)    (54,534)   (51,760)   (3,302)       (3,047)
     (516)      (16,922)     (1,816)       (3)    (69,320)   (52,997)       --           (12)
------------ ----------- ----------- --------- ----------- ---------- --------- --------------
  (11,762)      (25,731)     (2,777)   (1,442)   (110,028)   (55,977)      (28)          182
------------ ----------- ----------- --------- ----------- ---------- --------- --------------
  (28,039)       18,190        (845)      709    (106,395)   (36,169)       (4)          241
  163,521       145,331      33,498    32,789     164,700    200,869       643           402
------------ ----------- ----------- --------- ----------- ---------- --------- --------------
$ 135,482     $ 163,521    $ 32,653  $ 33,498    $ 58,305  $ 164,700     $ 639         $ 643
============ =========== =========== ========= =========== ========== ========= ==============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                       MFS VIT TOTAL RETURN       MFS VIT UTILITIES           MFS VIT VALUE
                                                   DIVISION                DIVISION                DIVISION
                                    ----------------------- ----------------------- -----------------------
                                         2011         2010         2011       2010         2011       2010
                                    ------------ ---------- ------------ ---------- ------------ ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 5,897      $ 6,671      $ 3,238    $ 2,824      $ 1,253    $ 1,263
  Net realized gains (losses)            (411)      (4,910)        (539)    (2,200)       3,444        272
  Change in unrealized gains
     (losses) on investments           (2,246)      26,752        4,832     14,099       (5,874)    16,070
                                    ------------ ---------- ------------ ---------- ------------ ----------
     Net increase (decrease)
       in net assets resulting
       from operations                  3,240       28,513        7,531     14,723       (1,177)    17,605
                                    ------------ ---------- ------------ ---------- ------------ ----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                56,189       50,506        9,751      9,434       21,941     19,746
  Net transfers (including
     fixed account)                    (5,310)     (15,888)         321       (110)         245        (53)
  Policy charges                      (64,432)     (61,688)     (11,358)   (10,606)     (22,615)   (20,174)
  Transfers for policy benefits
     and terminations                 (16,504)      (5,400)      (4,186)    (4,580)     (10,327)    (8,298)
                                    ------------ ---------- ------------ ---------- ------------ ----------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            (30,057)     (32,470)      (5,472)    (5,862)     (10,756)    (8,779)
                                    ------------ ---------- ------------ ---------- ------------ ----------
     Net increase (decrease)
       in net assets                  (26,817)      (3,957)       2,059      8,861      (11,933)     8,826
NET ASSETS:
  Beginning of year                   332,862      336,819      125,480    116,619      181,491    172,665
                                    ------------ ---------- ------------ ---------- ------------ ----------
  End of year                       $ 306,045    $ 332,862    $ 127,539  $ 125,480    $ 169,558  $ 181,491
                                    ============ ========== ============ ========== ============ ==========

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                                      MIST LORD ABBETT
MFS VIT II MONEY MARKET MIST BLACKROCK LARGE CAP CORE         MIST JANUS FORTY          BOND DEBENTURE
               DIVISION                      DIVISION                 DIVISION                DIVISION
----------------------- ----------------------------- ------------------------ -----------------------
    2011          2010         2011            2010         2011        2010         2011        2010
----------- ----------- ------------- --------------- ------------ ----------- ------------ ----------
  $ (446)       $ (446)       $ 653          $ (245)     $ 3,213      $ (305)    $ 23,011       $ 228
      --            --        3,593             533       (5,359)      1,758        2,041       1,211
      --            --      (10,300)         15,735      (56,405)     20,088       (8,956)     11,567
----------- ----------- ------------- --------------- ------------ ----------- ------------ ----------
    (446)         (446)      (6,054)         16,023      (58,551)     21,541       16,096      13,006
----------- ----------- ------------- --------------- ------------ ----------- ------------ ----------
 103,379        99,433      468,543         241,049      832,956     394,540      450,468     350,450
      (3)            5        3,268            (160)     (20,763)      6,916       10,887       5,958
(102,011)      (98,003)    (221,565)        (94,951)    (398,833)   (209,375)    (189,397)    (82,092)
      (1)           (1)     (27,104)         (1,913)     (14,903)    (11,356)     (18,197)     (8,797)
----------- ----------- ------------- --------------- ------------ ----------- ------------ ----------
   1,364         1,434      223,142         144,025      398,457     180,725      253,761     265,519
----------- ----------- ------------- --------------- ------------ ----------- ------------ ----------
     918           988      217,088         160,048      339,906     202,266      269,857     278,525
  58,673        57,685      166,587           6,539      218,372      16,106      291,302      12,777
----------- ----------- ------------- --------------- ------------ ----------- ------------ ----------
$ 59,591      $ 58,673    $ 383,675       $ 166,587    $ 558,278   $ 218,372    $ 561,159   $ 291,302
=========== =========== ============= =============== ============ =========== ============ ==========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                 MIST MFS
                                    MIST MET/TEMPLETON GROWTH     EMERGING MARKETS EQUITY MORGAN STANLEY EUROPEAN EQUITY
                                                     DIVISION                    DIVISION                       DIVISION
                                    ------------------------- --------------------------- ------------------------------
                                         2011          2010           2011           2010        2011             2010
                                    ------------ ------------ -------------- ------------ ------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 2,778        $ (189)      $ 23,423        $ 8,676     $ 6,750          $ 7,150
  Net realized gains (losses)           2,241           514         60,920         45,441     (14,731)         (53,434)
  Change in unrealized gains
     (losses) on investments          (44,426)       14,658       (667,522)       432,107     (39,993)          65,286
                                    ------------ ------------ -------------- ------------ ------------ -----------------
     Net increase (decrease)
       in net assets resulting
       from operations                (39,407)       14,983       (583,179)       486,224     (47,974)          19,002
                                    ------------ ------------ -------------- ------------ ------------ -----------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               648,195       271,040      1,338,674      1,252,497     102,678           97,312
  Net transfers (including
     fixed account)                       423         1,537        (61,988)       164,728        (634)         (55,598)
  Policy charges                     (276,553)     (135,585)      (681,897)      (607,751)    (95,276)         (90,891)
  Transfers for policy benefits
     and terminations                 (13,073)         (961)      (317,577)      (355,666)    (17,308)         (17,521)
                                    ------------ ------------ -------------- ------------ ------------ -----------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            358,992       136,031        277,212        453,808     (10,540)         (66,698)
                                    ------------ ------------ -------------- ------------ ------------ -----------------
     Net increase (decrease)
       in net assets                  319,585       151,014       (305,967)       940,032     (58,514)         (47,696)
NET ASSETS:
  Beginning of year                   173,861        22,847      2,841,588      1,901,556     469,888          517,584
                                    ------------ ------------ -------------- ------------ ------------ -----------------
  End of year                       $ 493,446     $ 173,861    $ 2,535,621    $ 2,841,588   $ 411,374        $ 469,888
                                    ============ ============ ============== ============ ============ =================

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

         MORGAN STANLEY                                                                     MORGAN STANLEY
  GLOBAL INFRASTRUCTURE MORGAN STANLEY INCOME PLUS MORGAN STANLEY MONEY MARKET            MULTI CAP GROWTH
               DIVISION                   DIVISION                    DIVISION                    DIVISION
----------------------- -------------------------- --------------------------- ---------------------------
     2011         2010         2011         2010         2011          2010           2011         2010
------------ ---------- ------------- ------------ ------------- ------------- -------------- ------------
  $ 3,204      $ 2,740     $ 15,031     $ 15,282     $ (4,592)     $ (6,137)        $ (9,366)    $ (8,730)
    5,251       (1,937)       2,533       14,017           --            --          198,364       74,103
   13,130        8,304      (14,694)      (5,420)          --            --         (268,834)     228,931
------------ ---------- ------------- ------------ ------------- ------------- -------------- ------------
   21,585        9,107        2,870       23,879       (4,592)       (6,137)         (79,836)     294,304
------------ ---------- ------------- ------------ ------------- ------------- -------------- ------------
   52,417       57,961       28,419       28,118      580,828       589,607          440,504      450,503
   37,817       13,350       86,210      (46,745)      43,099       (62,921)        (144,568)      86,443
  (62,962)     (55,833)     (32,628)     (35,298)    (567,391)     (565,102)        (446,171)    (455,732)
   (4,109)      (5,213)    (188,807)     (55,980)    (309,185)      (32,103)        (206,897)    (105,029)
------------ ---------- ------------- ------------ ------------- ------------- -------------- ------------
   23,163       10,265     (106,806)    (109,905)    (252,649)      (70,519)        (357,132)     (23,815)
------------ ---------- ------------- ------------ ------------- ------------- -------------- ------------
   44,748       19,372     (103,936)     (86,026)    (257,241)      (76,656)        (436,968)     270,489
  137,735      118,363      214,515      300,541      688,040       764,696        1,465,607    1,195,118
------------ ---------- ------------- ------------ ------------- ------------- -------------- ------------
$ 182,483    $ 137,735    $ 110,579    $ 214,515    $ 430,799     $ 688,040      $ 1,028,639  $ 1,465,607
============ ========== ============= ============ ============= ============= ============== ============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                              MSF BARCLAYS
                                    MORGAN STANLEY STRATEGIST CAPITAL AGGREGATE BOND INDEX MSF BLACKROCK LARGE CAP VALUE
                                                     DIVISION                     DIVISION                      DIVISION
                                    ------------------------- ---------------------------- -----------------------------
                                         2011          2010         2011           2010         2011            2010
                                    ------------ ------------ ------------- -------------- ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 3,169       $ 2,286     $ 14,958          $ (46)     $ 1,155          $ (530)
  Net realized gains (losses)          22,257       (11,227)         193             48        4,775             904
  Change in unrealized gains
     (losses) on investments          (47,368)       29,705       27,081         (2,100)      (7,671)         22,938
                                    ------------ ------------ ------------- -------------- ------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                (21,942)       20,764       42,232         (2,098)      (1,741)         23,312
                                    ------------ ------------ ------------- -------------- ------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               108,758       136,271      817,018        500,644      608,134         348,327
  Net transfers (including
     fixed account)                   (35,651)       14,713        4,458          7,985        4,390         (10,432)
  Policy charges                     (105,679)     (135,247)    (351,054)      (177,575)    (289,653)       (128,546)
  Transfers for policy benefits
     and terminations                 (48,223)      (26,793)     (30,237)       (12,693)     (16,928)         (8,089)
                                    ------------ ------------ ------------- -------------- ------------- ---------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            (80,795)      (11,056)     440,185        318,361      305,943         201,260
                                    ------------ ------------ ------------- -------------- ------------- ---------------
     Net increase (decrease)
       in net assets                 (102,737)        9,708      482,417        316,263      304,202         224,572
NET ASSETS:
  Beginning of year                   356,217       346,509      328,914         12,651      231,496           6,924
                                    ------------ ------------ ------------- -------------- ------------- ---------------
  End of year                       $ 253,480     $ 356,217    $ 811,331      $ 328,914    $ 535,698       $ 231,496
                                    ============ ============ ============= ============== ============= ===============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

           MSF BLACKROCK                                           MSF METLIFE
 LEGACY LARGE CAP GROWTH   MSF BLACKROCK MONEY MARKET      MID CAP STOCK INDEX MSF METLIFE STOCK INDEX
                DIVISION                     DIVISION                 DIVISION                 DIVISION
------------------------ ---------------------------- ------------------------ ------------------------
     2011          2010           2011          2010         2011        2010         2011        2010
------------ ----------- -------------- ------------- ------------ ----------- ------------ -----------
 $ (4,052)       $ (709)     $ (17,254)     $ (6,676)       $ 579      $ (420)     $ 3,283      $ (177)
    3,337         1,130             --            --       32,141       2,819        5,574       1,078
  (82,520)       38,958             --            --      (60,308)     35,393       (7,822)     11,089
------------ ----------- -------------- ------------- ------------ ----------- ------------ -----------
  (83,235)       39,379        (17,254)       (6,676)     (27,588)     37,792        1,035      11,990
------------ ----------- -------------- ------------- ------------ ----------- ------------ -----------
1,075,460       434,094     18,168,285    10,180,284      944,211     377,896      618,852     265,173
  (11,261)       23,537       (372,322)      (95,888)       8,018      21,323        6,228       8,826
 (455,226)     (204,569)   (17,277,385)   (7,980,638)    (430,840)   (196,073)    (289,185)   (143,213)
  (30,550)       (3,794)      (181,270)      (85,345)     (41,054)         --      (26,132)     (5,716)
------------ ----------- -------------- ------------- ------------ ----------- ------------ -----------
  578,423       249,268        337,308     2,018,413      480,335     203,146      309,763     125,070
------------ ----------- -------------- ------------- ------------ ----------- ------------ -----------
  495,188       288,647        320,054     2,011,737      452,747     240,938      310,798     137,060
  291,459         2,812      2,233,215       221,478      268,286      27,348      141,202       4,142
------------ ----------- -------------- ------------- ------------ ----------- ------------ -----------
$ 786,647     $ 291,459    $ 2,553,269   $ 2,233,215    $ 721,033   $ 268,286    $ 452,000   $ 141,202
============ =========== ============== ============= ============ =========== ============ ===========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                       MSF MFS TOTAL RETURN           MSF MFS VALUE MSF MORGAN STANLEY EAFE INDEX
                                                   DIVISION                DIVISION                      DIVISION
                                    ----------------------- ----------------------- -----------------------------
                                         2011         2010         2011       2010         2011            2010
                                    ------------ ---------- ------------ ---------- ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 9,142      $ 1,047      $ 1,373     $ (183)     $ 5,038           $ 384
  Net realized gains (losses)           1,968          409        1,060        660       (9,548)          1,926
  Change in unrealized gains
     (losses) on investments           (7,138)       9,172       (3,382)     8,276      (57,564)         10,304
                                    ------------ ---------- ------------ ---------- ------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                  3,972       10,628         (949)     8,753      (62,074)         12,614
                                    ------------ ---------- ------------ ---------- ------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               609,107      158,373      238,970    116,448      515,322         185,291
  Net transfers (including
     fixed account)                    (2,246)       3,566       20,118     18,737      (13,365)         10,795
  Policy charges                     (149,102)     (67,731)     (94,108)   (42,220)    (176,835)        (89,103)
  Transfers for policy benefits
     and terminations                 (20,416)      (4,713)      (8,071)        --      (26,872)         (4,319)
                                    ------------ ---------- ------------ ---------- ------------- ---------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            437,343       89,495      156,909     92,965      298,250         102,664
                                    ------------ ---------- ------------ ---------- ------------- ---------------
     Net increase (decrease)
       in net assets                  441,315      100,123      155,960    101,718      236,176         115,278
NET ASSETS:
  Beginning of year                   150,614       50,491      106,338      4,620      145,564          30,286
                                    ------------ ---------- ------------ ---------- ------------- ---------------
  End of year                       $ 591,929    $ 150,614    $ 262,298  $ 106,338    $ 381,740       $ 145,564
                                    ============ ========== ============ ========== ============= ===============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

         MSF RUSSELL 2000 INDEX PUTNAM VT DIVERSIFIED INCOME     PUTNAM VT EQUITY INCOME PUTNAM VT GLOBAL ASSET ALLOCATION
                       DIVISION                     DIVISION                    DIVISION                          DIVISION
------------------------------- ---------------------------- --------------------------- ---------------------------------
        2011            2010         2011           2010           2011           2010         2011                2010
--------------- --------------- ------------- -------------- -------------- ------------ ------------- -------------------
    $ 47,612        $ 42,327     $ 22,806       $ 32,483         $ 47,730       $ 43,686     $ 11,285            $ 13,567
     145,396        (123,819)      (5,638)          (644)         125,453        132,558          821              (1,137)
    (891,276)      3,164,863      (26,643)        (4,285)        (146,290)       229,213      (14,840)             23,726
--------------- --------------- ------------- -------------- -------------- ------------ ------------- -------------------
    (698,268)      3,083,371       (9,475)        27,554           26,893        405,457       (2,734)             36,156
--------------- --------------- ------------- -------------- -------------- ------------ ------------- -------------------
   4,946,048       4,733,065       22,860         10,853        1,371,734      1,476,959       35,080              34,807
     (69,122)        190,575           94         (1,508)         201,120        (40,692)      (1,082)              7,658
  (3,253,634)     (3,141,838)     (27,808)       (18,344)        (902,682)      (887,624)     (29,450)            (28,299)
  (1,097,494)     (1,907,016)     (34,491)          (287)        (376,351)      (467,478)      (2,615)             (9,110)
--------------- --------------- ------------- -------------- -------------- ------------ ------------- -------------------
     525,798        (125,214)     (39,345)        (9,286)         293,821         81,165        1,933               5,056
--------------- --------------- ------------- -------------- -------------- ------------ ------------- -------------------
    (172,470)      2,958,157      (48,820)        18,268          320,714        486,622         (801)             41,212
  14,707,645      11,749,488      249,940        231,672        3,758,865      3,272,243      293,920             252,708
--------------- --------------- ------------- -------------- -------------- ------------ ------------- -------------------
$ 14,535,175    $ 14,707,645    $ 201,120      $ 249,940      $ 4,079,579    $ 3,758,865    $ 293,119           $ 293,920
=============== =============== ============= ============== ============== ============ ============= ===================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                     PUTNAM VT GLOBAL EQUITY PUTNAM VT GLOBAL UTILITIES PUTNAM VT GROWTH AND INCOME
                                                    DIVISION                   DIVISION                    DIVISION
                                    ------------------------ -------------------------- ---------------------------
                                         2011         2010        2011          2010         2011          2010
                                    ------------ ----------- ------------ ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 3,093      $ 3,288       $ 597         $ 713      $ 2,372       $ 2,940
  Net realized gains (losses)             183       (4,186)       (703)         (734)      (7,042)      (13,447)
  Change in unrealized gains
     (losses) on investments          (14,664)      19,168        (742)          195      (11,600)       49,067
                                    ------------ ----------- ------------ ------------- ------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                (11,388)      18,270        (848)          174      (16,270)       38,560
                                    ------------ ----------- ------------ ------------- ------------- -------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                35,877       34,857       7,419         8,819       67,802        72,755
  Net transfers (including
     fixed account)                       226         (969)         94           (63)          88           176
  Policy charges                      (32,520)     (30,945)     (5,606)       (6,040)     (56,389)      (61,754)
  Transfers for policy benefits
     and terminations                  (1,385)      (6,598)     (6,486)       (4,615)     (21,278)       (6,784)
                                    ------------ ----------- ------------ ------------- ------------- -------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              2,198       (3,655)     (4,579)       (1,899)      (9,777)        4,393
                                    ------------ ----------- ------------ ------------- ------------- -------------
     Net increase (decrease)
       in net assets                   (9,190)      14,615      (5,427)       (1,725)     (26,047)       42,953
NET ASSETS:
  Beginning of year                   216,734      202,119      18,745        20,470      327,380       284,427
                                    ------------ ----------- ------------ ------------- ------------- -------------
  End of year                       $ 207,544    $ 216,734    $ 13,318      $ 18,745    $ 301,333     $ 327,380
                                    ============ =========== ============ ============= ============= =============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

         PUTNAM VT HIGH YIELD             PUTNAM VT INCOME PUTNAM VT INTERNATIONAL EQUITY PUTNAM VT INTERNATIONAL GROWTH
                     DIVISION                     DIVISION                       DIVISION                       DIVISION
----------------------------- ---------------------------- ------------------------------ ------------------------------
       2011           2010           2011            2010         2011             2010        2011              2010
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ -----------------
  $ 524,541      $ 403,154      $ 716,128       $ 865,843      $ 6,354          $ 7,550     $ 1,503           $ 1,796
     11,675          8,059          7,397          43,912       (8,239)         (22,545)      3,738               894
   (465,637)       411,680       (345,794)       (150,859)     (41,662)          33,499     (18,968)            7,005
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ -----------------
     70,579        822,893        377,731         758,896      (43,547)          18,504     (13,727)            9,695
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ -----------------
  2,304,999      2,156,758      2,264,095       2,081,247       58,468           53,463      16,937            22,891
   (123,707)       475,379         92,898          94,136           94          (23,690)         --            (1,952)
 (1,385,252)    (1,322,007)    (1,481,323)     (1,390,548)     (39,027)         (37,027)    (14,337)          (14,116)
   (475,977)      (705,079)      (596,836)       (881,179)      (8,544)         (20,505)    (14,264)           (2,108)
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ -----------------
    320,063        605,051        278,834         (96,344)      10,991          (27,759)    (11,664)            4,715
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ -----------------
    390,642      1,427,944        656,565         662,552      (32,556)          (9,255)    (25,391)           14,410
  7,076,309      5,648,365      8,877,182       8,214,630      244,191          253,446      90,995            76,585
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ -----------------
$ 7,466,951    $ 7,076,309    $ 9,533,747     $ 8,877,182    $ 211,635        $ 244,191    $ 65,604          $ 90,995
============== ============== ============== ============= ============= ================ ============ =================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                   PUTNAM VT INTERNATIONAL VALUE    PUTNAM VT INVESTORS   PUTNAM VT MONEY MARKET
                                                        DIVISION               DIVISION                 DIVISION
                                    ----------------------------- --------------------- ------------------------
                                          2011             2010        2011      2010         2011        2010
                                    ------------ ---------------- ----------- --------- ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 1,266          $ 1,670       $ 102     $ 106     $ (4,400)   $ (4,378)
  Net realized gains (losses)           (2,927)          (5,571)        199      (289)          --          --
  Change in unrealized gains
     (losses) on investments            (6,194)           7,326        (395)    2,051           --          --
                                    ------------ ---------------- ----------- --------- ------------ -----------
     Net increase (decrease)
       in net assets resulting
       from operations                  (7,855)           3,425         (94)    1,868       (4,400)     (4,378)
                                    ------------ ---------------- ----------- --------- ------------ -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 10,660           12,923       3,760     3,286      233,895     232,387
  Net transfers (including
     fixed account)                         --           (1,857)        147       159        2,182      (2,319)
  Policy charges                        (9,348)          (9,448)     (3,037)   (3,035)    (244,583)   (238,619)
  Transfers for policy benefits
     and terminations                   (7,271)          (5,027)       (116)       (2)      (1,812)         --
                                    ------------ ---------------- ----------- --------- ------------ -----------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              (5,959)          (3,409)        754       408      (10,318)     (8,551)
                                    ------------ ---------------- ----------- --------- ------------ -----------
     Net increase (decrease)
       in net assets                   (13,814)              16         660     2,276      (14,718)    (12,929)
NET ASSETS:
  Beginning of year                     63,109           63,093      17,332    15,056      614,358     627,287
                                    ------------ ---------------- ----------- --------- ------------ -----------
  End of year                         $ 49,295         $ 63,109    $ 17,992  $ 17,332    $ 599,640   $ 614,358
                                    ============ ================ =========== ========= ============ ===========

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

   PUTNAM VT MULTI-CAP GROWTH            PUTNAM VT VOYAGER T. ROWE PRICE ES EQUITY INCOME T. ROWE PRICE ES MID-CAP GROWTH
                     DIVISION                     DIVISION                       DIVISION                        DIVISION
----------------------------- ---------------------------- ------------------------------ -------------------------------
       2011           2010           2011          2010        2011              2010         2011              2010
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ ------------------
  $ (22,978)      $ (9,917)     $ (30,050)       $ 43,939       $ 393             $ 492      $ (1,280)         $ (1,089)
    127,151         10,361        239,419         186,685         971            (1,191)       23,216             8,020
   (459,910)     1,014,785     (1,457,241)        886,898      (1,476)            5,802       (24,718)           28,836
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ ------------------
   (355,737)     1,015,229     (1,247,872)      1,117,522        (112)            5,103        (2,782)           35,767
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ ------------------
  1,664,559      1,668,538      1,812,514       1,647,500      15,505            15,787        29,119            25,907
    (22,295)      (195,744)      (202,207)         46,972          --            (4,119)       (2,531)           (2,385)
 (1,182,370)    (1,142,658)    (1,122,910)     (1,123,522)    (11,302)          (10,707)      (18,827)          (17,603)
   (405,691)      (555,599)      (490,753)       (621,955)     (5,880)           (5,950)       (9,087)           (7,450)
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ ------------------
     54,203       (225,463)        (3,356)        (51,005)     (1,677)           (4,989)       (1,326)           (1,531)
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ ------------------
   (301,534)       789,766     (1,251,228)      1,066,517      (1,789)              114        (4,108)           34,236
  6,374,310      5,584,544      6,937,095       5,870,578      41,950            41,836       170,867           136,631
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ ------------------
$ 6,072,776    $ 6,374,310    $ 5,685,867     $ 6,937,095    $ 40,161          $ 41,950     $ 166,759         $ 170,867
============== ============== ============== ============= ============= ================ ============ ==================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                              T. ROWE PRICE ES                T. ROWE PRICE ES             T. ROWE PRICE FIS
                                            NEW AMERICA GROWTH      PERSONAL STRATEGY BALANCED             LIMITED-TERM BOND
                                                      DIVISION                        DIVISION                      DIVISION
                                    ----------------------------- ------------------------------- -----------------------------
                                           2011           2010            2011            2010           2011           2010
                                    -------------- -------------- --------------- --------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ (41,790)     $ (37,823)      $ 267,377       $ 314,841      $ 131,054      $ 163,795
  Net realized gains (losses)           809,107        244,859         281,309          48,307         81,291         31,640
  Change in unrealized gains
     (losses) on investments           (904,049)     1,047,108        (763,465)      2,050,136       (145,947)       (20,592)
                                    -------------- -------------- --------------- --------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (136,732)     1,254,144        (214,779)      2,413,284         66,398        174,843
                                    -------------- -------------- --------------- --------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               2,438,340      2,370,164       5,396,566       5,530,091      3,077,648      3,044,900
  Net transfers (including
     fixed account)                     (65,346)       (51,211)       (162,559)        (50,125)      (532,543)       (87,176)
  Policy charges                     (1,764,157)    (1,664,977)     (3,726,327)     (3,710,900)    (2,131,787)    (1,932,334)
  Transfers for policy benefits
     and terminations                  (714,109)      (826,912)     (2,364,308)     (2,232,245)      (417,989)      (670,757)
                                    -------------- -------------- --------------- --------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions             (105,272)      (172,936)       (856,628)       (463,179)        (4,671)       354,633
                                    -------------- -------------- --------------- --------------- -------------- --------------
     Net increase (decrease)
       in net assets                   (242,004)     1,081,208      (1,071,407)      1,950,105         61,727        529,476
NET ASSETS:
  Beginning of year                   7,794,267      6,713,059      20,701,355      18,751,251      8,143,820      7,614,344
                                    -------------- -------------- --------------- --------------- -------------- --------------
  End of year                       $ 7,552,263    $ 7,794,267    $ 19,629,948    $ 20,701,355    $ 8,205,547    $ 8,143,820
                                    ============== ============== =============== =============== ============== ==============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Paragon Separate Account B (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on January 4, 1993 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable
 Insurance Funds) ("Invesco V.I.")
American Funds Insurance Series ("American Funds")
DWS Variable Series I ("DWS I")
DWS Variable Series II ("DWS II")
Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*
MFS Variable Insurance Trust ("MFS VIT")
MFS Variable Insurance Trust II ("MFS VIT II")
Morgan Stanley Variable Investment Series ("Morgan
 Stanley")
Putnam Variable Trust ("Putnam VT")
T. Rowe Price Equity Series, Inc. ("T. Rowe Price ES")
T. Rowe Price Fixed Income Series, Inc. ("T. Rowe
 Price FIS")

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF DIVISIONS
Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the policy owner. The following Divisions were available for investment as of December 31, 2011:

American Funds New World Division
American Funds U.S. Government/AAA-Rated
 Securities Division
DWS I Bond Division
DWS I Capital Growth Division
DWS I Global Small Cap Growth Division
DWS I Growth & Income Division
DWS I International Division
DWS II Balanced Division
DWS II Money Market Division
DWS II Small Mid Cap Growth Division
Fidelity VIP Asset Manager Division
Fidelity VIP Asset Manager: Growth Division
Fidelity VIP Contrafund Division
Fidelity VIP Equity-Income Division
Fidelity VIP Freedom 2010 Division
Fidelity VIP Freedom 2020 Division
Fidelity VIP Freedom 2030 Division
Fidelity VIP Freedom 2040 Division
Fidelity VIP Freedom 2050 Division
Fidelity VIP Growth Division
Fidelity VIP High Income Division
Fidelity VIP Index 500 Division
Fidelity VIP Investment Grade Bond Division
Fidelity VIP Mid Cap Division
Fidelity VIP Money Market Division
Fidelity VIP Overseas Division
Fidelity VIP Real Estate Division
Fidelity VIP Value Division
Invesco V.I. Dividend Growth Division
Invesco V.I. High Yield Securities Division
Invesco V.I. Van Kampen Equity and Income Division*
Invesco V.I. Van Kampen Global Value Equity Division*
MFS VIT Core Equity Division
MFS VIT Global Equity Division
MFS VIT Growth Division

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF DIVISIONS -- (CONTINUED)

MFS VIT High Income Division
MFS VIT Investors Growth Stock Division
MFS VIT Investors Trust Division
MFS VIT Mid Cap Growth Division
MFS VIT New Discovery Division
MFS VIT Research Bond Division
MFS VIT Research Division
MFS VIT Strategic Income Division
MFS VIT Total Return Division
MFS VIT Utilities Division
MFS VIT Value Division
MFS VIT II Money Market Division
MIST BlackRock Large Cap Core Division
MIST Janus Forty Division
MIST Lord Abbett Bond Debenture Division
MIST Met/Templeton Growth Division
MIST MFS Emerging Markets Equity Division
Morgan Stanley European Equity Division
Morgan Stanley Global Infrastructure Division
Morgan Stanley Income Plus Division
Morgan Stanley Money Market Division
Morgan Stanley Multi Cap Growth Division
Morgan Stanley Strategist Division
MSF Barclays Capital Aggregate Bond Index Division
MSF BlackRock Large Cap Value Division
MSF BlackRock Legacy Large Cap Growth Division
MSF BlackRock Money Market Division
MSF MetLife Mid Cap Stock Index Division
MSF MetLife Stock Index Division
MSF MFS Total Return Division
MSF MFS Value Division
MSF Morgan Stanley EAFE Index Division
MSF Russell 2000 Index Division
Putnam VT Diversified Income Division
Putnam VT Equity Income Division
Putnam VT Global Asset Allocation Division
Putnam VT Global Equity Division
Putnam VT Global Utilities Division
Putnam VT Growth and Income Division
Putnam VT High Yield Division
Putnam VT Income Division
Putnam VT International Equity Division
Putnam VT International Growth Division
Putnam VT International Value Division
Putnam VT Investors Division
Putnam VT Money Market Division
Putnam VT Multi-Cap Growth Division
Putnam VT Voyager Division
T. Rowe Price ES Equity Income Division
T. Rowe Price ES Mid-Cap Growth Division
T. Rowe Price ES New America Growth Division
T. Rowe Price ES Personal Strategy Balanced Division
T. Rowe Price FIS Limited-Term Bond Division

*These Divisions began operations during the year ended December 31, 2011.

3. PORTFOLIO CHANGES

The following Divisions ceased operations during the year ended December 31, 2011:

Invesco V.I. Global Dividend Growth Division
Invesco V.I. Income Builder Division

The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2011:

NAME CHANGES:

FORMER NAME                                                  NEW NAME
-----------                                                  --------
DWS Global Opportunities VIP                                 DWS Global Small Cap Growth VIP
DWS Small Cap Growth VIP                                     DWS Small Mid Cap Growth VIP
(Morgan Stanley) The Capital Opportunities Portfolio         (Morgan Stanley) The Multi Cap Growth Portfolio

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. PORTFOLIO CHANGES -- (CONTINUED)

MERGERS:

FORMER PORTFOLIO                                            NEW PORTFOLIO
----------------                                            -------------
Invesco V.I. Global Dividend Growth Fund                    Invesco Van Kampen V.I. Global Value Equity Fund
Invesco V.I. Income Builder Fund                            Invesco Van Kampen V.I. Equity and Income Fund

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Divisions' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Divisions and credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Divisions within the Separate Account or, for certain policies, into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In May 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding fair value measurements (Accounting Standards Update ("ASU") 2011-04, FAIR VALUE MEASUREMENT (TOPIC 820): AMENDMENTS TO ACHIEVE COMMON FAIR VALUE MEASUREMENT AND DISCLOSURE REQUIREMENTS IN U.S. GAAP AND IFRSS), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards ("IFRS"). Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Separate Account does not expect the adoption of this new guidance to have a material impact on its financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2011:

Mortality and Expense Risk 0.75% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a policy year. An administrative charge of up to $6.50 is assessed per month per policy. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Divisions.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an affiliate of the Company.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                           FOR THE YEAR ENDED
                                                         AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                         ----------------------- ----------------------------
                                                                                       COST OF       PROCEEDS
                                                             SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                         ---------- ------------ ------------- --------------
American Funds New World Division                            62,075    1,357,701     1,203,836        406,047
American Funds U.S. Government/AAA-Rated Securities
  Division                                                   54,152      692,531       533,352        130,176
DWS I Bond Division                                          38,587      234,710        56,321         62,336
DWS I Capital Growth Division                                49,155      841,292       141,683        272,052
DWS I Global Small Cap Growth Division                       31,484      396,139       112,872         34,986
DWS I Growth & Income Division                               68,623      527,946       141,676        127,423
DWS I International Division                              1,175,648   11,113,437     1,466,654      1,407,759
DWS II Balanced Division                                     23,043      484,457       105,420        120,560
DWS II Money Market Division                             19,967,520   19,967,520    10,865,859     10,390,840
DWS II Small Mid Cap Growth Division                         14,915      186,268       107,001         36,879
Fidelity VIP Asset Manager Division                           2,027       29,356        21,302         18,316
Fidelity VIP Asset Manager: Growth Division                  11,975      157,168        33,323         19,679
Fidelity VIP Contrafund Division                          1,486,554   36,196,262     4,060,077      4,012,514
Fidelity VIP Equity-Income Division                       1,069,321   21,991,101     2,876,379      2,865,110
Fidelity VIP Freedom 2010 Division                          100,506    1,009,564       327,819        141,019
Fidelity VIP Freedom 2020 Division                          254,366    2,549,206     1,270,146        480,663
Fidelity VIP Freedom 2030 Division                          308,347    2,978,790     1,545,491        434,443
Fidelity VIP Freedom 2040 Division                           22,806      320,621       288,457         52,307
Fidelity VIP Freedom 2050 Division                           12,554      192,115       288,011        176,536
Fidelity VIP Growth Division                                491,715   16,247,732     3,085,139      3,355,807
Fidelity VIP High Income Division                            60,205      335,254       193,908         43,875
Fidelity VIP Index 500 Division                             290,903   37,108,937     6,551,645      5,456,267
Fidelity VIP Investment Grade Bond Division                  68,080      866,949       339,307        370,514
Fidelity VIP Mid Cap Division                               142,830    3,986,661     1,192,165        859,879
Fidelity VIP Money Market Division                        1,151,457    1,151,457     1,871,476      1,941,575
Fidelity VIP Overseas Division                               23,960      409,560        97,106         77,169
Fidelity VIP Real Estate Division                            44,540      613,254       145,490         97,540
Fidelity VIP Value Division                                  18,204      193,887        44,870         35,230
Invesco V.I. Dividend Growth Division                        75,348    1,045,687       360,761        338,469
Invesco V.I. High Yield Securities Division                 104,920      113,634       158,688        216,220
Invesco V.I. Van Kampen Equity and Income Division (a)        6,433       93,532       206,992        109,349
Invesco V.I. Van Kampen Global Value Equity Division (a)     79,517      643,311       824,980        163,228
MFS VIT Core Equity Division                                  2,906       42,999        18,181        299,550
MFS VIT Global Equity Division                              492,914    6,279,318     1,127,300        964,596
MFS VIT Growth Division                                     400,082    7,984,203     1,274,093      1,785,331
MFS VIT High Income Division                                    567        4,856         4,614        174,581
MFS VIT Investors Growth Stock Division                      12,767      124,013        13,128         25,686
MFS VIT Investors Trust Division                                565       10,844        13,886         14,861
MFS VIT Mid Cap Growth Division                               6,251       36,593        19,919         19,512
MFS VIT New Discovery Division                                9,481      135,086        40,376         34,727
MFS VIT Research Bond Division                                2,510       29,626         4,271          6,012
MFS VIT Research Division                                     3,105       52,956        34,725        145,000
MFS VIT Strategic Income Division                                64          639         1,144          1,143
MFS VIT Total Return Division                                16,516      311,461        39,280         63,434
MFS VIT Utilities Division                                    4,890      133,516        10,223         12,454
MFS VIT Value Division                                       13,372      159,085        19,649         28,445
MFS VIT II Money Market Division                             59,592       59,592        40,650         39,731
MIST BlackRock Large Cap Core Division                       44,355      378,299       298,053         74,257
MIST Janus Forty Division                                     8,771      594,130       685,447        283,779
MIST Lord Abbett Bond Debenture Division                     43,841      557,993       375,951         99,175
MIST Met/Templeton Growth Division                           57,244      522,766       460,064         98,291
MIST MFS Emerging Markets Equity Division                   270,852    2,605,963       916,112        615,924

(a) For the period May 2, 2011 to December 31, 2011.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                       FOR THE YEAR ENDED
                                                     AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                     ----------------------- ----------------------------
                                                                                   COST OF       PROCEEDS
                                                        SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                     --------- ------------- ------------- --------------
Morgan Stanley European Equity Division                 28,991       521,956        95,835         99,616
Morgan Stanley Global Infrastructure Division           20,928       186,949       102,192         66,158
Morgan Stanley Income Plus Division                      9,935       107,512       129,810        221,590
Morgan Stanley Money Market Division                   430,800       430,800       537,195        794,436
Morgan Stanley Multi Cap Growth Division                27,570       915,969       475,350        841,866
Morgan Stanley Strategist Division                      24,376       309,109       137,191        184,328
MSF Barclays Capital Aggregate Bond Index Division      70,063       786,415       594,906        139,763
MSF BlackRock Large Cap Value Division                  51,708       520,395       401,840         94,741
MSF BlackRock Legacy Large Cap Growth Division          31,529       830,177       726,563        152,193
MSF BlackRock Money Market Division                     25,533     2,553,269     3,597,058      3,277,001
MSF MetLife Mid Cap Stock Index Division                55,592       745,173       695,474        189,746
MSF MetLife Stock Index Division                        15,270       448,739       432,011        116,656
MSF MFS Total Return Division                            4,565       588,878       515,631         69,145
MSF MFS Value Division                                  21,447       257,339       190,255         31,973
MSF Morgan Stanley EAFE Index Division                  37,353       428,777       504,894        201,602
MSF Russell 2000 Index Division                      1,148,118    14,138,830     2,538,360      1,964,964
Putnam VT Diversified Income Division                   29,190       224,762        37,298         53,836
Putnam VT Equity Income Division                       300,854     3,227,420       894,807        553,261
Putnam VT Global Asset Allocation Division              20,759       292,036        42,338         29,119
Putnam VT Global Equity Division                        20,387       227,065        33,655         28,367
Putnam VT Global Utilities Division                      1,110        14,446         6,799         10,779
Putnam VT Growth and Income Division                    19,605       343,870        60,714         68,120
Putnam VT High Yield Division                        1,129,645     7,519,422     2,125,553      1,280,946
Putnam VT Income Division                              819,050     9,620,842     2,428,613      1,433,651
Putnam VT International Equity Division                 22,045       282,567        70,825         53,480
Putnam VT International Growth Division                  4,723        69,327        14,132         24,291
Putnam VT International Value Division                   6,193        66,868         9,825         14,516
Putnam VT Investors Division                             1,790        17,390         4,220          3,363
Putnam VT Money Market Division                        599,643       599,643       185,096        199,811
Putnam VT Multi-Cap Growth Division                    309,994     5,600,743       979,757        948,535
Putnam VT Voyager Division                             177,794     5,419,032     1,177,143      1,210,551
T. Rowe Price ES Equity Income Division                  2,068        39,846        15,898         17,180
T. Rowe Price ES Mid-Cap Growth Division                 7,840       174,767        47,483         30,636
T. Rowe Price ES New America Growth Division           372,767     7,205,306     1,794,933      1,351,240
T. Rowe Price ES Personal Strategy Balanced Division 1,102,806    18,747,205     2,929,959      3,519,214
T. Rowe Price FIS Limited-Term Bond Division         1,651,015     8,236,039     1,927,705      1,736,778

(a) For the period May 2, 2011 to December 31, 2011.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                                                    AMERICAN FUNDS
                                                                  U.S. GOVERNMENT/
                                  AMERICAN FUNDS NEW WORLD    AAA-RATED SECURITIES            DWS I BOND
                                                  DIVISION                DIVISION              DIVISION
                               --------------------------- ----------------------- ---------------------
                                   2011            2010        2011        2010        2011      2010
                               ----------- --------------- ----------- ----------- ----------- ---------
Units beginning of year          37,747           2,144      26,525       2,167      17,732    18,425
Units issued and transferred
  from other funding options    145,914          89,056     110,029      73,480       4,496     4,179
Units redeemed and transferred
  to other funding options      (96,562)        (53,453)    (74,906)    (49,122)     (5,595)   (4,872)
                               ----------- --------------- ----------- ----------- ----------- ---------
Units end of year                87,099          37,747      61,648      26,525      16,633    17,732
                               =========== =============== =========== =========== =========== =========

                                      DWS I INTERNATIONAL     DWS II BALANCED         DWS II MONEY MARKET
                                                 DIVISION            DIVISION                    DIVISION
                                  ----------------------- ------------------- ---------------------------
                                      2011        2010        2011      2010       2011            2010
                                  ----------- ----------- ----------- ------- ----------- ----------------
Units beginning of year            532,855     581,691      20,864    20,936   18,454,238      18,846,594
Units issued and transferred from
  other funding options            222,255     232,633       4,468     4,657   68,187,028      65,998,504
Units redeemed and transferred
  to other funding options        (224,689)   (281,469)     (5,198)   (4,729) (67,597,069)    (66,390,860)
                                  ----------- ----------- ----------- ------- ------------ ---------------
Units end of year                  530,421     532,855      20,134    20,864   19,044,197      18,454,238
                                  =========== =========== =========== ======= ============ ===============

                                     FIDELITY VIP CONTRAFUND    FIDELITY VIP EQUITY-INCOME    FIDELITY VIP FREEDOM 2010
                                                    DIVISION                      DIVISION                     DIVISION
                                  -------------------------- ----------------------------- ----------------------------
                                      2011           2010        2011              2010        2011             2010
                                  ----------- -------------- ----------- ----------------- ----------- ----------------
Units beginning of year            786,656        817,578     560,914           556,125      82,919           61,423
Units issued and transferred from
  other funding options            244,711        267,735     192,555           206,565      63,319           55,503
Units redeemed and transferred
  to other funding options        (245,385)      (298,657)   (200,728)         (201,776)    (47,905)         (34,007)
                                  ----------- -------------- ----------- ----------------- ----------- ----------------
Units end of year                  785,982        786,656     552,741           560,914      98,333           82,919
                                  =========== ============== =========== ================= =========== ================

                                     FIDELITY VIP FREEDOM 2050     FIDELITY VIP GROWTH    FIDELITY VIP HIGH INCOME
                                                      DIVISION                DIVISION                    DIVISION
                                  ---------------------------- ----------------------- ---------------------------
                                     2011           2010 (a)       2011        2010        2011            2010
                                  ---------- ----------------- ----------- ----------- ----------- ---------------
Units beginning of year             7,861                --     338,024     344,104       7,492           6,097
Units issued and transferred from
  other funding options            44,392             9,187     159,695     177,688      11,327           6,863
Units redeemed and transferred
  to other funding options        (35,981)           (1,326)   (164,492)   (183,768)     (6,065)         (5,468)
                                  ---------- ----------------- ----------- ----------- ----------- ---------------
Units end of year                  16,272             7,861     333,227     338,024      12,754           7,492
                                  ========== ================= =========== =========== =========== ===============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

                                 DWS I GLOBAL
   DWS I CAPITAL GROWTH      SMALL CAP GROWTH    DWS I GROWTH & INCOME
               DIVISION              DIVISION                 DIVISION
----------------------- --------------------- ------------------------
    2011        2010        2011      2010        2011         2010
----------- ----------- ----------- --------- ----------- ------------
  31,181      37,360      19,717    21,903      35,833       35,477
   5,422       6,580       6,341     3,963      10,642        7,818
  (9,068)    (12,759)     (2,303)   (6,149)     (9,943)      (7,462)
----------- ----------- ----------- --------- ----------- ------------
  27,535      31,181      23,755    19,717      36,532       35,833
=========== =========== =========== ========= =========== ============

         DWS II SMALL                                           FIDELITY VIP
       MID CAP GROWTH    FIDELITY VIP ASSET MANAGER    ASSET MANAGER: GROWTH
             DIVISION                      DIVISION                 DIVISION
--------------------- ----------------------------- ------------------------
    2011      2010        2011              2010        2011         2010
----------- --------- ----------- ----------------- ----------- ------------
  10,791    10,387       2,182               142      13,465       11,384
   7,606     3,630       4,756             5,911       6,436       25,115
  (2,797)   (3,226)     (4,544)           (3,871)     (5,398)     (23,034)
----------- --------- ----------- ----------------- ----------- ------------
  15,600    10,791       2,394             2,182      14,503       13,465
=========== ========= =========== ================= =========== ============

   FIDELITY VIP FREEDOM 2020    FIDELITY VIP FREEDOM 2030    FIDELITY VIP FREEDOM 2040
                    DIVISION                     DIVISION                    DIVISION
---------------------------- ---------------------------- ----------------------------
    2011             2010        2011             2010       2011           2010 (a)
----------- ---------------- ----------- ---------------- ---------- -----------------
 189,645          133,545     211,715          129,736      7,554                --
 335,176          210,819     353,309          235,333     52,729             9,909
(262,748)        (154,719)   (243,906)        (153,354)   (31,317)           (2,355)
----------- ---------------- ----------- ---------------- ---------- -----------------
 262,073          189,645     321,118          211,715     28,966             7,554
=========== ================ =========== ================ ========== =================

                             FIDELITY VIP INVESTMENT
   FIDELITY VIP INDEX 500                 GRADE BOND    FIDELITY VIP MID CAP
                 DIVISION                   DIVISION                DIVISION
------------------------- -------------------------- -----------------------
    2011          2010        2011           2010        2011        2010
----------- ------------- ----------- -------------- ----------- -----------
 226,033       227,836      32,742         42,072      90,556      61,259
  81,183        85,702      24,134         19,435      70,889      74,764
 (82,373)      (87,505)    (26,905)       (28,765)    (63,748)    (45,467)
----------- ------------- ----------- -------------- ----------- -----------
 224,843       226,033      29,971         32,742      97,697      90,556
=========== ============= =========== ============== =========== ===========

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                     FIDELITY VIP MONEY MARKET    FIDELITY VIP OVERSEAS    FIDELITY VIP REAL ESTATE
                                                      DIVISION                 DIVISION                    DIVISION
                                  ---------------------------- ------------------------ ---------------------------
                                        2011           2010        2011         2010        2011            2010
                                  ------------- -------------- ----------- ------------ ----------- ---------------
Units beginning of year              748,705      1,020,798      11,254       10,334      26,665          26,137
Units issued and transferred from
  other funding options            3,092,226      2,209,653       7,655        4,653      17,480          14,725
Units redeemed and transferred
  to other funding options        (3,130,676)    (2,481,746)     (7,131)      (3,733)    (14,693)        (14,197)
                                  ------------- -------------- ----------- ------------ ----------- ---------------
Units end of year                    710,255        748,705      11,778       11,254      29,452          26,665
                                  ============= ============== =========== ============ =========== ===============

                                     INVESCO V.I.    INVESCO V.I.
                                       VAN KAMPEN      VAN KAMPEN
                                       EQUITY AND    GLOBAL VALUE
                                           INCOME          EQUITY    MFS VIT CORE EQUITY    MFS VIT GLOBAL EQUITY
                                         DIVISION        DIVISION               DIVISION                 DIVISION
                                  --------------- --------------- ---------------------- ------------------------
                                       2011 (b)        2011 (b)       2011       2010        2011         2010
                                  --------------- --------------- ----------- ---------- ----------- ------------
Units beginning of year                     --              --      15,176     15,409     372,500      382,131
Units issued and transferred from
  other funding options                  8,918          40,794       1,628      1,839     171,788      189,984
Units redeemed and transferred
  to other funding options              (5,010)        (13,557)    (14,591)    (2,072)   (162,433)    (199,615)
                                  --------------- --------------- ----------- ---------- ----------- ------------
Units end of year                        3,908          27,237       2,213     15,176     381,855      372,500
                                  =============== =============== =========== ========== =========== ============

                                  MFS VIT INVESTORS TRUST    MFS VIT MID CAP GROWTH    MFS VIT NEW DISCOVERY
                                                 DIVISION                  DIVISION                 DIVISION
                               -------------------------- ------------------------- ------------------------
                                   2011           2010        2011          2010        2011         2010
                               ----------- -------------- ----------- ------------- ----------- ------------
Units beginning of year             537            448       5,438        29,954       6,843        8,230
Units issued and transferred
  from other funding options        979          1,118       3,731         4,158       1,486        2,440
Units redeemed and transferred
  to other funding options       (1,015)        (1,029)     (3,632)      (28,674)     (1,963)      (3,827)
                               ----------- -------------- ----------- ------------- ----------- ------------
Units end of year                   501            537       5,537         5,438       6,366        6,843
                               =========== ============== =========== ============= =========== ============

                                  MFS VIT TOTAL RETURN    MFS VIT UTILITIES         MFS VIT VALUE
                                              DIVISION             DIVISION              DIVISION
                               ----------------------- -------------------- ---------------------
                                   2011        2010        2011     2010        2011      2010
                               ----------- ----------- ----------- -------- ----------- ---------
Units beginning of year          11,046      12,195       2,277    2,390      12,169    12,816
Units issued and transferred
  from other funding options      2,025       2,148         189      204       1,605     1,604
Units redeemed and transferred
  to other funding options       (3,017)     (3,297)       (283)    (317)     (2,285)   (2,251)
                               ----------- ----------- ----------- -------- ----------- ---------
Units end of year                10,054      11,046       2,183    2,277      11,489    12,169
                               =========== =========== =========== ======== =========== =========

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

                                    INVESCO V.I.               INVESCO V.I.
   FIDELITY VIP VALUE            DIVIDEND GROWTH      HIGH YIELD SECURITIES
             DIVISION                   DIVISION                   DIVISION
--------------------- -------------------------- --------------------------
    2011      2010            2011       2010            2011       2010
----------- --------- --------------- ---------- --------------- ----------
  14,953    14,465          36,480     37,084          37,583     59,312
  10,624     6,612          15,178     17,330          25,631     14,839
  (9,960)   (6,124)        (14,644)   (17,934)        (42,922)   (36,568)
----------- --------- --------------- ---------- --------------- ----------
  15,617    14,953          37,014     36,480          20,292     37,583
=========== ========= =============== ========== =============== ==========

                                                    MFS VIT INVESTORS
         MFS VIT GROWTH    MFS VIT HIGH INCOME           GROWTH STOCK
               DIVISION               DIVISION               DIVISION
----------------------- ---------------------- ---------------------
    2011        2010        2011       2010        2011      2010
----------- ----------- ----------- ---------- ----------- ---------
 410,371     442,244       8,007      8,567      13,903    14,794
 130,006     146,580         297        860       1,968     1,945
(146,993)   (178,453)     (8,089)    (1,420)     (3,051)   (2,836)
----------- ----------- ----------- ---------- ----------- ---------
 393,384     410,371         215      8,007      12,820    13,903
=========== =========== =========== ========== =========== =========

   MFS VIT RESEARCH BOND      MFS VIT RESEARCH    MFS VIT STRATEGIC INCOME
                DIVISION              DIVISION                    DIVISION
------------------------ --------------------- ---------------------------
    2011         2010        2011      2010        2011            2010
----------- ------------ ----------- --------- ----------- ---------------
   1,561        1,630       7,126     9,998          34              24
     316          261       2,831     2,996         206             199
    (441)        (330)     (7,404)   (5,868)       (207)           (189)
----------- ------------ ----------- --------- ----------- ---------------
   1,436        1,561       2,553     7,126          33              34
=========== ============ =========== ========= =========== ===============

                                   MIST BLACKROCK
   MFS VIT II MONEY MARKET         LARGE CAP CORE       MIST JANUS FORTY
                  DIVISION               DIVISION               DIVISION
-------------------------- ---------------------- ----------------------
    2011           2010        2011       2010        2011       2010
----------- -------------- ----------- ---------- ----------- ----------
   5,941          5,797      12,083        530      15,789      1,268
  12,880         17,919      42,377     23,873      86,261     41,703
 (12,742)       (17,775)    (26,549)   (12,320)    (58,167)   (27,182)
----------- -------------- ----------- ---------- ----------- ----------
   6,079          5,941      27,911     12,083      43,883     15,789
=========== ============== =========== ========== =========== ==========

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                        MIST LORD ABBETT                                    MIST MFS EMERGING
                                          BOND DEBENTURE    MIST MET/TEMPLETON GROWTH          MARKETS EQUITY
                                                DIVISION                     DIVISION                DIVISION
                                  ---------------------- ---------------------------- -----------------------
                                      2011       2010        2011             2010        2011        2010
                                  ----------- ---------- ----------- ---------------- ----------- -----------
Units beginning of year             20,973      1,033      12,434            1,750     245,012     201,787
Units issued and transferred from
  other funding options             41,042     38,405      57,491           27,494     201,361     199,367
Units redeemed and transferred
  to other funding options         (23,183)   (18,465)    (31,850)         (16,810)   (176,348)   (156,142)
                                  ----------- ---------- ----------- ---------------- ----------- -----------
Units end of year                   38,832     20,973      38,075           12,434     270,025     245,012
                                  =========== ========== =========== ================ =========== ===========

                                           MORGAN STANLEY        MORGAN STANLEY          MORGAN STANLEY
                                             MONEY MARKET      MULTI CAP GROWTH              STRATEGIST
                                                 DIVISION              DIVISION                DIVISION
                                  ----------------------- --------------------- -----------------------
                                      2011        2010        2011      2010          2011      2010
                                  ----------- ----------- ----------- --------- ------------- ---------
Units beginning of year            485,310     534,602      16,725    17,268        11,109    11,440
Units issued and transferred from
  other funding options            614,384     533,634       6,485     8,893         4,001     5,859
Units redeemed and transferred
  to other funding options        (793,112)   (582,926)    (10,509)   (9,436)       (6,443)   (6,190)
                                  ----------- ----------- ----------- --------- ------------- ---------
Units end of year                  306,582     485,310      12,701    16,725         8,667    11,109
                                  =========== =========== =========== ========= ============= =========

                                                MSF BLACKROCK            MSF METLIFE            MSF METLIFE
                                                 MONEY MARKET    MID CAP STOCK INDEX            STOCK INDEX
                                                     DIVISION               DIVISION               DIVISION
                                  --------------------------- ---------------------- ----------------------
                                        2011          2010        2011       2010        2011       2010
                                  ------------- ------------- ----------- ---------- ----------- ----------
Units beginning of year              225,841        22,233      16,395      2,095       9,669        323
Units issued and transferred from
  other funding options            2,468,976     1,392,484      75,717     37,659      55,288     27,949
Units redeemed and transferred
  to other funding options        (2,434,665)   (1,188,876)    (46,861)   (23,359)    (34,335)   (18,603)
                                  ------------- ------------- ----------- ---------- ----------- ----------
Units end of year                    260,152       225,841      45,251     16,395      30,622      9,669
                                  ============= ============= =========== ========== =========== ==========

                                                                        PUTNAM VT               PUTNAM VT
                                     MSF RUSSELL 2000 INDEX    DIVERSIFIED INCOME           EQUITY INCOME
                                                   DIVISION              DIVISION                DIVISION
                                  ------------------------- --------------------- -----------------------
                                      2011          2010        2011      2010        2011        2010
                                  ----------- ------------- ----------- --------- ----------- -----------
Units beginning of year            856,563       862,009      11,410    11,864     249,429     243,161
Units issued and transferred from
  other funding options            424,562       423,644       1,180     1,240     132,275     128,300
Units redeemed and transferred
  to other funding options        (391,804)     (429,090)     (3,051)   (1,694)   (114,494)   (122,032)
                                  ----------- ------------- ----------- --------- ----------- -----------
Units end of year                  889,321       856,563       9,539    11,410     267,210     249,429
                                  =========== ============= =========== ========= =========== ===========

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

       MORGAN STANLEY           MORGAN STANLEY
      EUROPEAN EQUITY    GLOBAL INFRASTRUCTURE    MORGAN STANLEY INCOME PLUS
             DIVISION                 DIVISION                      DIVISION
--------------------- ------------------------ -----------------------------
    2011      2010        2011         2010        2011              2010
----------- --------- ----------- ------------ ----------- -----------------
  11,116    13,011       4,680        4,262       9,065            13,754
   2,715     3,146       3,157        2,969       5,138             2,970
  (2,964)   (5,041)     (2,446)      (2,551)     (9,713)           (7,659)
----------- --------- ----------- ------------ ----------- -----------------
  10,867    11,116       5,391        4,680       4,490             9,065
=========== ========= =========== ============ =========== =================

   MSF BARCLAYS CAPITAL          MSF BLACKROCK              MSF BLACKROCK
   AGGREGATE BOND INDEX        LARGE CAP VALUE    LEGACY LARGE CAP GROWTH
               DIVISION               DIVISION                   DIVISION
----------------------- ---------------------- --------------------------
    2011        2010        2011       2010        2011           2010
----------- ----------- ----------- ---------- ----------- --------------
  29,970       1,213      17,537        569      18,408            211
  91,652      58,318      56,444     39,619      83,268         41,101
 (52,341)    (29,561)    (34,031)   (22,651)    (46,700)       (22,904)
----------- ----------- ----------- ---------- ----------- --------------
  69,281      29,970      39,950     17,537      54,976         18,408
=========== =========== =========== ========== =========== ==============

                                                  MSF MORGAN STANLEY
   MSF MFS TOTAL RETURN         MSF MFS VALUE             EAFE INDEX
               DIVISION              DIVISION               DIVISION
----------------------- --------------------- ----------------------
    2011        2010        2011      2010        2011       2010
----------- ----------- ----------- --------- ----------- ----------
  11,649       4,267       7,687       369      10,115      2,260
  53,097      15,742      23,596    13,942      51,834     20,953
 (19,707)     (8,360)    (12,339)   (6,624)    (31,405)   (13,098)
----------- ----------- ----------- --------- ----------- ----------
  45,039      11,649      18,944     7,687      30,544     10,115
=========== =========== =========== ========= =========== ==========

                 PUTNAM VT             PUTNAM VT           PUTNAM VT
   GLOBAL ASSET ALLOCATION         GLOBAL EQUITY    GLOBAL UTILITIES
                  DIVISION              DIVISION            DIVISION
-------------------------- --------------------- -------------------
    2011           2010        2011      2010        2011    2010
----------- -------------- ----------- --------- ----------- -------
   9,459          9,284       8,908     9,088         719     796
   1,170          1,615       1,560     1,594         305     362
  (1,108)        (1,440)     (1,442)   (1,774)       (481)   (439)
----------- -------------- ----------- --------- ----------- -------
   9,521          9,459       9,026     8,908         543     719
=========== ============== =========== ========= =========== =======

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                              PUTNAM VT               PUTNAM VT
                                      GROWTH AND INCOME              HIGH YIELD        PUTNAM VT INCOME
                                               DIVISION                DIVISION                DIVISION
                                  --------------------- ----------------------- -----------------------
                                      2011      2010        2011        2010        2011        2010
                                  ----------- --------- ----------- ----------- ----------- -----------
Units beginning of year              8,247     8,158     270,507     245,456     340,249     344,444
Units issued and transferred from
  other funding options              1,982     2,244     128,967     134,232     130,516     120,005
Units redeemed and transferred
  to other funding options          (2,225)   (2,155)   (117,089)   (109,181)   (120,657)   (124,200)
                                  ----------- --------- ----------- ----------- ----------- -----------
Units end of year                    8,004     8,247     282,385     270,507     350,108     340,249
                                  =========== ========= =========== =========== =========== ===========

                                     PUTNAM VT INVESTORS    PUTNAM VT MONEY MARKET    PUTNAM VT MULTI-CAP GROWTH
                                                DIVISION                  DIVISION                      DIVISION
                                  ---------------------- ------------------------- -----------------------------
                                      2011       2010        2011          2010        2011              2010
                                  ----------- ---------- ----------- ------------- ----------- -----------------
Units beginning of year              1,689      1,664     426,273       432,153     241,160           251,367
Units issued and transferred from
  other funding options                451        453     179,374       183,574      83,705            85,325
Units redeemed and transferred
  to other funding options            (378)      (428)   (186,501)     (189,454)    (81,520)          (95,532)
                                  ----------- ---------- ----------- ------------- ----------- -----------------
Units end of year                    1,762      1,689     419,146       426,273     243,345           241,160
                                  =========== ========== =========== ============= =========== =================

                                                                 T. ROWE PRICE ES
                                         T. ROWE PRICE ES       PERSONAL STRATEGY       T. ROWE PRICE FIS
                                       NEW AMERICA GROWTH                BALANCED       LIMITED-TERM BOND
                                                 DIVISION                DIVISION                DIVISION
                                  ----------------------- ----------------------- -----------------------
                                      2011        2010        2011        2010        2011        2010
                                  ----------- ----------- ----------- ----------- ----------- -----------
Units beginning of year            253,284     259,067     653,600     668,172     995,044     952,025
Units issued and transferred from
  other funding options            104,206     111,853     227,575     231,802     525,855     508,435
Units redeemed and transferred
  to other funding options        (107,548)   (117,636)   (254,706)   (246,374)   (526,692)   (465,416)
                                  ----------- ----------- ----------- ----------- ----------- -----------
Units end of year                  249,942     253,284     626,469     653,600     994,207     995,044
                                  =========== =========== =========== =========== =========== ===========

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

              PUTNAM VT               PUTNAM VT              PUTNAM VT
   INTERNATIONAL EQUITY    INTERNATIONAL GROWTH    INTERNATIONAL VALUE
               DIVISION                DIVISION               DIVISION
----------------------- ----------------------- ----------------------
    2011        2010        2011        2010        2011       2010
----------- ----------- ----------- ----------- ----------- ----------
  11,438      12,993       4,849       4,556       3,237      3,451
   3,573       4,266         983       1,451         597        862
  (3,020)     (5,821)     (1,555)     (1,158)       (888)    (1,076)
----------- ----------- ----------- ----------- ----------- ----------
  11,991      11,438       4,277       4,849       2,946      3,237
=========== =========== =========== =========== =========== ==========


                               T. ROWE PRICE ES       T. ROWE PRICE ES
      PUTNAM VT VOYAGER           EQUITY INCOME         MID-CAP GROWTH
               DIVISION                DIVISION               DIVISION
----------------------- ----------------------- ----------------------
    2011        2010        2011        2010        2011       2010
----------- ----------- ----------- ----------- ----------- ----------
 101,745     103,471       1,588       1,808       4,790      4,871
  39,077      40,486         618         675         846      1,772
 (38,807)    (42,212)       (663)       (895)       (865)    (1,853)
----------- ----------- ----------- ----------- ----------- ----------
 102,015     101,745       1,543       1,588       4,771      4,790
=========== =========== =========== =========== =========== ==========

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for the respective stated periods in the five years ended December 31, 2011:

                                             AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                     ------------------------------------ --------------------------------------------
                                                                                                           TOTAL(3)
                                                    UNIT VALUE            INVESTMENT(1)                      RETURN
                                                     LOWEST TO        NET        INCOME EXPENSE(2)        LOWEST TO
                                       UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%)      HIGHEST (%)
                                     ------- ----------------- ---------- ------------- ---------- -------------------
American Funds New World        2011  87,099             14.00  1,219,782          2.31       0.75           (14.39)
  Division (Commenced 5/4/2009) 2010  37,747             16.36    617,508          3.57       0.75            17.32
                                2009   2,144             13.94     29,902          1.24       0.75            39.44
American Funds U.S. Government/ 2011  61,648             11.42    703,976          2.47       0.75             7.05
  AAA-Rated Securities          2010  26,525             10.67    282,951          4.40       0.75             5.15
  Division (Commenced 5/4/2009) 2009   2,167             10.15     21,983          2.42       0.75             1.45
DWS I Bond Division             2011  16,633             13.27    220,712          4.40       0.75             4.90
                                2010  17,732             12.65    224,313          4.29       0.75             5.99
                                2009  18,425             11.94    219,900          8.39       0.75             9.24
                                2008  18,833             10.93    205,752          5.09       0.75           (17.42)
                                2007  22,772             13.23    301,163          4.83       0.75             3.44
DWS I Capital Growth            2011  27,535             33.17    913,307          0.81       0.75            (5.19)
  Division                      2010  31,181             34.98  1,090,807          0.96       0.75            15.84
                                2009  37,360             30.20  1,128,290          1.33       0.75            25.92
                                2008  38,108             23.98    913,990          1.06       0.75           (33.49)
                                2007  38,428             36.06  1,385,621          0.63       0.75            11.74
DWS I Global Small Cap          2011  23,755             16.79    398,908          1.65       0.75           (10.57)
  Growth Division               2010  19,717             18.78    370,234          0.42       0.75            25.69
                                2009  21,903             14.94    327,216          1.43       0.75            47.10
                                2008  16,947             10.16    172,112          0.28       0.75           (50.34)
                                2007  18,393             20.45    376,160          1.25       0.75             8.49
DWS I Growth & Income           2011  36,532             14.01    511,935          1.24       0.75            (0.89)
  Division                      2010  35,833             14.14    506,649          1.62       0.75            13.54
                                2009  35,477             12.45    441,793          2.14       0.75            33.15
                                2008  37,117              9.35    347,157          2.04       0.75           (38.79)
                                2007  39,243             15.28    599,479          1.24       0.75             0.66
DWS I International Division    2011 530,421     14.93 - 15.33  7,923,871          1.80       0.75 (17.30) - (17.29)
                                2010 532,855     18.05 - 18.54  9,624,688          2.16       0.75             0.86
                                2009 581,691     17.90 - 18.38 10,418,208          4.26       0.75            32.52
                                2008 529,610     13.50 - 13.87  7,158,087          1.35       0.75 (48.60) - (48.59)
                                2007 496,013     26.27 - 26.98 13,046,008          2.34       0.75    13.70 - 13.72
DWS II Balanced Division        2011  20,134             24.60    495,190          1.60       0.75            (2.16)
                                2010  20,864             25.14    524,502          3.14       0.75            10.39
                                2009  20,936             22.77    476,755          3.88       0.75            22.51
                                2008  21,498             18.59    399,594          3.98       0.75           (27.87)
                                2007  22,008             25.77    567,185          3.23       0.75             4.04

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------------- --------------------------------------------
                                                                                                               TOTAL(3)
                                                        UNIT VALUE            INVESTMENT(1)                      RETURN
                                                         LOWEST TO        NET        INCOME EXPENSE(2)        LOWEST TO
                                           UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%)      HIGHEST (%)
                                      ---------- ----------------- ---------- ------------- ---------- -------------------
DWS II Money Market Division     2011 19,044,197              1.05 19,967,791          0.01       0.75            (0.76)
                                 2010 18,454,238              1.06 19,492,569          0.01       0.75            (0.74)
                                 2009 18,846,594              1.06 20,054,880          0.42       0.75            (0.42)
                                 2008 18,282,575              1.07 19,535,915          2.57       0.75             1.77
                                 2007 14,370,734              1.05 15,074,930          4.63       0.75             3.96
DWS II Small Mid Cap Growth      2011     15,600             12.66    197,478          0.51       0.75            (4.63)
  Division                       2010     10,791             13.27    143,220            --       0.75            28.47
                                 2009     10,387             10.33    107,313            --       0.75            39.56
                                 2008      6,254              7.40     46,300            --       0.75           (49.88)
                                 2007      5,522             14.77     81,566            --       0.75             5.42
Fidelity VIP Asset Manager       2011      2,394             11.68     27,968          2.06       0.75            (3.29)
  Division                       2010      2,182             12.08     26,358          7.63       0.75            13.41
  (Commenced 11/10/2006 and      2009        142             10.65      1,509          2.39       0.75            28.15
  began transactions in 2007)    2008        314              8.31      2,611          3.39       0.75           (29.26)
                                 2007         30             11.75        352         13.12       0.75            14.65
Fidelity VIP Asset Manager:      2011     14,503             11.02    159,871          1.65       0.75            (6.88)
  Growth Division                2010     13,465             11.84    159,383          1.16       0.75            15.48
                                 2009     11,384             10.25    116,688          1.56       0.75            31.92
                                 2008     12,877              7.77    100,060          2.28       0.75           (36.31)
                                 2007     10,365             12.20    126,421          4.44       0.75            18.10
Fidelity VIP Contrafund          2011    785,982             43.54 34,220,479          1.03       0.75            (3.25)
  Division                       2010    786,656             45.00 35,401,746          1.27       0.75            16.34
                                 2009    817,578             38.68 31,625,427          1.46       0.75            34.70
                                 2008    793,387             28.72 22,784,237          1.03       0.75           (42.94)
                                 2007    758,153             50.33 38,160,171          0.99       0.75            16.69
Fidelity VIP Equity-Income       2011    552,741     35.96 - 47.23 19,985,608          2.56       0.75             0.22
  Division                       2010    560,914     35.89 - 47.13 20,263,330          1.92       0.75            14.29
                                 2009    556,125     31.40 - 41.24 17,556,392          2.40       0.75            29.24
                                 2008    537,067     24.30 - 31.91 13,123,886          2.61       0.75 (43.09) - (43.08)
                                 2007    516,780     42.69 - 56.06 22,206,744          1.87       0.75      0.77 - 0.78
Fidelity VIP Freedom 2010        2011     98,333             10.54  1,036,203          2.24       0.75            (0.93)
  Division (Commenced 4/30/2007) 2010     82,919             10.64    882,030          2.60       0.75            12.11
                                 2009     61,423              9.49    582,803          6.18       0.75            23.35
                                 2008     24,055              7.69    185,043          6.66       0.75           (25.61)
                                 2007      1,484             10.34     15,345          3.56       0.75             3.40
Fidelity VIP Freedom 2020        2011    262,073              9.91  2,597,058          2.38       0.75            (1.76)
  Division (Commenced 4/30/2007) 2010    189,645             10.09  1,913,209          2.73       0.75            13.63
                                 2009    133,545              8.88  1,185,609          4.74       0.75            28.01
                                 2008     55,913              6.94    387,777          4.07       0.75           (33.12)
                                 2007     16,082             10.36    166,738          2.60       0.75             3.70
Fidelity VIP Freedom 2030        2011    321,118              9.31  2,990,950          2.42       0.75            (3.32)
  Division (Commenced 4/30/2007) 2010    211,715              9.63  2,039,738          2.74       0.75            15.21
                                 2009    129,736              8.36  1,084,869          3.01       0.75            30.68
                                 2008     61,598              6.40    394,166          3.50       0.75           (38.53)
                                 2007     15,196             10.40    158,128          2.39       0.75             4.10

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                     -------------------------------------- --------------------------------------------
                                                                                                             TOTAL(3)
                                                      UNIT VALUE            INVESTMENT(1)                      RETURN
                                                       LOWEST TO        NET        INCOME EXPENSE(2)        LOWEST TO
                                         UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%)      HIGHEST (%)
                                     --------- ----------------- ---------- ------------- ---------- -------------------
Fidelity VIP Freedom 2040       2011    28,966             10.36    300,124          3.00       0.75            (4.74)
  Division (Commenced 5/3/2010) 2010     7,554             10.88     82,162          4.87       0.75             8.77
Fidelity VIP Freedom 2050       2011    16,272             10.29    167,470          2.09       0.75            (5.65)
  Division (Commenced 5/3/2010) 2010     7,861             10.91     85,743          3.65       0.75             9.08
Fidelity VIP Growth Division    2011   333,227     54.16 - 62.72 18,139,358          0.37       0.75            (0.55)
                                2010   338,024     54.46 - 63.06 18,493,684          0.29       0.75            23.25
                                2009   344,104     44.19 - 51.17 15,275,142          0.46       0.75            27.33
                                2008   336,513     34.70 - 40.19 11,741,812          0.87       0.75 (47.57) - (47.56)
                                2007   311,856     66.18 - 76.64 20,766,796          0.80       0.75    26.01 - 26.03
Fidelity VIP High Income        2011    12,754             25.44    324,505          7.14       0.75             3.25
  Division                      2010     7,492             24.64    184,624          8.63       0.75            12.97
                                2009     6,097             21.81    132,993          8.07       0.75            42.88
                                2008     5,887             15.27     89,869          8.63       0.75           (25.53)
                                2007     6,545             20.50    134,222          5.24       0.75             1.99
Fidelity VIP Index 500          2011   224,843   166.81 - 180.56 37,622,482          2.00       0.75             1.28
  Division                      2010   226,033   164.71 - 178.29 37,349,811          2.01       0.75            14.16
                                2009   227,836   144.28 - 156.17 32,985,527          2.67       0.75            25.66
                                2008   219,450   114.81 - 124.28 25,293,459          2.27       0.75           (37.47)
                                2007   210,697   183.61 - 198.75 38,860,004          3.60       0.75             4.65
Fidelity VIP Investment         2011    29,971             29.46    883,002          3.31       0.75             6.53
  Grade Bond Division           2010    32,742             27.66    905,491          2.81       0.75             7.00
                                2009    42,072             25.85  1,087,412          9.04       0.75            14.86
                                2008    45,944             22.50  1,033,884          4.55       0.75            (3.96)
                                2007    55,226             23.43  1,294,178          3.29       0.75             3.54
Fidelity VIP Mid Cap            2011    97,697             42.51  4,153,506          0.26       0.75           (11.28)
  Division                      2010    90,556             47.92  4,339,438          0.46       0.75            27.87
                                2009    61,259             37.48  2,295,715          0.80       0.75            39.04
                                2008    42,528             26.95  1,146,237          0.60       0.75           (39.89)
                                2007    17,186             44.84    770,705          1.04       0.75            14.77
Fidelity VIP Money Market       2011   710,255              1.62  1,151,416          0.11       0.75            (0.67)
  Division                      2010   748,705              1.63  1,221,557          0.18       0.75            (0.51)
                                2009 1,020,798              1.64  1,673,962          0.73       0.75            (0.03)
                                2008 1,047,754              1.64  1,718,743          2.84       0.75             2.53
                                2007   833,821              1.60  1,337,670          4.90       0.75             3.90
Fidelity VIP Overseas           2011    11,778             27.73    326,571          1.39       0.75           (17.78)
  Division                      2010    11,254             33.73    379,556          1.50       0.75            12.27
                                2009    10,334             30.04    310,435          2.36       0.75            25.59
                                2008     8,603             23.92    205,785          2.74       0.75           (44.23)
                                2007     8,322             42.89    356,891          3.42       0.75            16.45
Fidelity VIP Real Estate        2011    29,452      9.58 - 25.01    668,994          1.15       0.75             7.28
  Division                      2010    26,665      8.93 - 23.32    579,954          1.44       0.75            29.45
                                2009    26,137      6.90 - 18.01    432,578          3.05       0.75            36.67
                                2008    21,618      5.05 - 13.18    268,950          2.86       0.75           (40.31)
                                2007    20,361      8.46 - 22.08    434,063          1.72       0.75           (18.34)

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                            AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                    ------------------------------------ --------------------------------------------
                                                                                                          TOTAL(3)
                                                   UNIT VALUE            INVESTMENT(1)                      RETURN
                                                    LOWEST TO        NET        INCOME EXPENSE(2)        LOWEST TO
                                      UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%)      HIGHEST (%)
                                    ------- ----------------- ---------- ------------- ---------- -------------------
Fidelity VIP Value Division    2011  15,617             12.36    192,965          1.07       0.75            (3.23)
                               2010  14,953             12.77    190,930          1.47       0.75            16.94
                               2009  14,465             10.92    157,945          0.98       0.75            41.60
                               2008  12,464              7.71     96,114          1.09       0.75           (46.93)
                               2007  12,640             14.53    183,701          0.75       0.75             1.32
Invesco V.I. Dividend          2011  37,014             28.58  1,057,893          1.66       0.90            (0.69)
  Growth Division              2010  36,480             28.78  1,049,905          1.78       0.90             9.49
                               2009  37,084             26.29    974,750          1.94       0.90            23.19
                               2008  40,379             21.34    861,559          0.47       0.90           (37.12)
                               2007  40,106             33.93  1,360,749          1.25       0.90             3.60
Invesco V.I. High Yield        2011  20,292              5.48    111,216         11.14       0.90             1.09
  Securities Division          2010  37,583              5.42    203,793          7.24       0.90             9.23
                               2009  59,312              4.96    294,440         10.30       0.90            43.26
                               2008  22,011              3.47     76,269          2.41       0.90           (24.18)
                               2007  24,336              4.57    111,186          6.88       0.90             3.63
Invesco V.I. Van Kampen Equity 2011   3,908             22.45     87,752          0.26       0.90            (2.28)
  and Income Division
  (Commenced 5/2/2011)
Invesco V.I. Van Kampen Global 2011  27,237             19.85    540,718            --       0.90           (11.75)
  Value Equity Division
  (Commenced 5/2/2011)
MFS VIT Core Equity Division   2011   2,213             20.13     44,543          0.55       0.75            (1.76)
                               2010  15,176             20.49    310,902          1.09       0.75            16.34
                               2009  15,409             17.61    271,352          1.69       0.75            31.44
                               2008  15,786             13.40    211,481          0.81       0.75           (39.60)
                               2007  19,005             22.18    421,625          0.35       0.75            10.29
MFS VIT Global Equity          2011 381,855     16.38 - 16.41  6,264,933          0.83       0.75            (5.04)
  Division                     2010 372,500     17.25 - 17.28  6,435,673          0.98       0.75            11.52
                               2009 382,131     15.47 - 15.50  5,919,977          2.13       0.75            31.00
                               2008 339,289     11.81 - 11.83  4,012,383          1.03       0.75 (34.28) - (34.25)
                               2007 314,282     17.97 - 17.99  5,654,076          1.86       0.75      8.37 - 8.38
MFS VIT Growth Division        2011 393,384     24.97 - 24.98  9,826,007          0.19       0.75            (1.07)
                               2010 410,371     25.24 - 25.25 10,361,080          0.12       0.75            14.48
                               2009 442,244     22.05 - 22.06  9,753,907          0.31       0.75            36.65
                               2008 442,912             16.14  7,148,757          0.22       0.75 (37.90) - (37.88)
                               2007 424,322     25.98 - 25.99 11,026,077            --       0.75    20.27 - 20.28
MFS VIT High Income Division   2011     215             21.89      4,701          1.59       0.75             3.33
                               2010   8,007             21.19    169,633          7.21       0.75            13.88
                               2009   8,567             18.61    159,388          8.27       0.75            44.46
                               2008   9,136             12.88    117,661          9.17       0.75           (29.04)
                               2007   9,093             18.15    165,012          6.92       0.75             1.00

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                ----------------------------------- ---------------------------------------
                                                                                                TOTAL(3)
                                              UNIT VALUE            INVESTMENT(1)                 RETURN
                                               LOWEST TO        NET        INCOME EXPENSE(2)   LOWEST TO
                                 UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%) HIGHEST (%)
                                ------ ----------------- ---------- ------------- ---------- --------------
MFS VIT Investors Growth   2011 12,820             10.96    140,561          0.54       0.75       (0.17)
  Stock Division           2010 13,903             10.98    152,700          0.45       0.75       11.63
                           2009 14,794              9.84    145,550          0.72       0.75       38.51
                           2008 15,703              7.10    111,541          0.58       0.75      (37.36)
                           2007 30,779             11.34    348,942          0.32       0.75       10.53
MFS VIT Investors Trust    2011    501             21.88     10,959          0.93       0.75       (2.92)
  Division                 2010    537             22.54     12,108          1.22       0.75       10.27
                           2009    448             20.44      9,166          1.78       0.75       25.95
                           2008    522             16.23      8,464          1.13       0.75      (33.58)
                           2007  2,285             24.43     55,840          0.85       0.75        9.45
MFS VIT Mid Cap Growth     2011  5,537              6.36     35,194            --       0.75       (6.71)
  Division                 2010  5,438              6.81     37,049            --       0.75       28.69
                           2009 29,954              5.29    158,597          0.31       0.75       40.72
                           2008 29,569              3.76    111,252            --       0.75      (51.95)
                           2007 28,859              7.83    225,846          0.17       0.75        9.05
MFS VIT New Discovery      2011  6,366             21.28    135,482            --       0.75      (10.93)
  Division                 2010  6,843             23.90    163,521            --       0.75       35.32
                           2009  8,230             17.66    145,331            --       0.75       61.97
                           2008  9,095             10.90     99,164            --       0.75      (39.80)
                           2007 13,248             18.11    239,885            --       0.75        1.80
MFS VIT Research Bond      2011  1,436             22.73     32,653          2.67       0.75        5.95
  Division                 2010  1,561             21.46     33,498          3.09       0.75        6.66
                           2009  1,630             20.12     32,789          4.68       0.75       15.29
                           2008    905             17.45     15,799          3.04       0.75       (3.11)
                           2007    757             18.01     13,635          3.26       0.75        3.45
MFS VIT Research Division  2011  2,553             22.84     58,305          0.52       0.75       (1.19)
                           2010  7,126             23.11    164,700          1.01       0.75       15.03
                           2009  9,998             20.09    200,869          1.48       0.75       29.57
                           2008 10,468             15.51    162,320          0.52       0.75      (36.55)
                           2007 10,457             24.44    255,634          0.68       0.75       12.32
MFS VIT Strategic Income   2011     33             19.41        639          5.49       0.75        3.95
  Division                 2010     34             18.68        643          4.16       0.75        9.29
                           2009     24             17.09        402         17.29       0.75       23.32
                           2008    314             13.86      4,349          6.23       0.75      (12.68)
                           2007    327             15.87      5,188          4.76       0.75        2.92
MFS VIT Total Return       2011 10,054             30.44    306,045          2.56       0.75        1.01
  Division                 2010 11,046             30.14    332,862          2.81       0.75        9.11
                           2009 12,195             27.62    336,819          3.62       0.75       17.15
                           2008 12,688             23.58    299,131          3.05       0.75      (22.73)
                           2007 13,367             30.51    407,794          2.26       0.75        3.46
MFS VIT Utilities Division 2011  2,183             58.42    127,539          3.24       0.75        5.99
                           2010  2,277             55.12    125,480          3.17       0.75       12.96
                           2009  2,390             48.79    116,619          4.94       0.75       32.22
                           2008  2,474             36.90     91,272          1.46       0.75      (38.13)
                           2007  2,410             59.65    143,758          0.94       0.75       26.94

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                             AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                     ------------------------------------ ---------------------------------------
                                                                                                      TOTAL(3)
                                                    UNIT VALUE            INVESTMENT(1)                 RETURN
                                                     LOWEST TO        NET        INCOME EXPENSE(2)   LOWEST TO
                                       UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%) HIGHEST (%)
                                     ------- ----------------- ---------- ------------- ---------- --------------
MFS VIT Value Division          2011  11,489             14.76    169,558          1.46       0.75       (1.05)
                                2010  12,169             14.91    181,491          1.48       0.75       10.70
                                2009  12,816             13.47    172,665          1.37       0.75       21.80
                                2008  13,588             11.06    150,298          1.28       0.75      (33.08)
                                2007  13,350             16.53    220,705          1.00       0.75        7.13
MFS VIT II Money Market         2011   6,079              9.80     59,591            --       0.75       (0.75)
  Division (Commenced 5/4/2009) 2010   5,941              9.88     58,673            --       0.75       (0.75)
                                2009   5,797              9.95     57,685            --       0.75       (0.49)
MIST BlackRock Large Cap        2011  27,911             13.75    383,675          0.97       0.75       (0.30)
  Core Division                 2010  12,083             13.79    166,587          0.28       0.75       11.80
  (Commenced 5/4/2009)          2009     530             12.33      6,539            --       0.75       23.32
MIST Janus Forty Division       2011  43,883             12.72    558,278          1.46       0.75       (8.02)
  (Commenced 5/4/2009)          2010  15,789             13.83    218,372          0.39       0.75        8.86
                                2009   1,268             12.70     16,106            --       0.75       27.05
MIST Lord Abbett Bond           2011  38,832             14.45    561,159          5.53       0.75        4.04
  Debenture Division            2010  20,973             13.89    291,302          0.99       0.75       12.33
  (Commenced 5/4/2009)          2009   1,033             12.36     12,777            --       0.75       23.65
MIST Met/Templeton Growth       2011  38,075             12.96    493,446          1.40       0.75       (7.31)
  Division (Commenced 5/4/2009) 2010  12,434             13.98    173,861          0.48       0.75        7.07
                                2009   1,750             13.06     22,847            --       0.75       30.59
MIST MFS Emerging Markets       2011 270,025              9.39  2,535,621          1.57       0.75      (19.04)
  Equity Division               2010 245,012             11.60  2,841,588          1.14       0.75       23.07
  (Commenced 4/30/2007)         2009 201,787              9.42  1,901,556          1.46       0.75       67.91
                                2008 106,242              5.61    596,252          1.32       0.75      (55.70)
                                2007  25,806             12.67    327,034            --       0.75       26.70
Morgan Stanley European         2011  10,867             37.85    411,374          2.37       0.90      (10.45)
  Equity Division               2010  11,116             42.27    469,888          2.49       0.90        6.26
                                2009  13,011             39.78    517,584          3.77       0.90       26.58
                                2008  19,114             31.42    600,646          2.63       0.90      (43.21)
                                2007  19,133             55.34  1,058,875          1.62       0.90       14.55
Morgan Stanley Global           2011   5,391             33.85    182,483          2.83       0.90       15.03
  Infrastructure Division       2010   4,680             29.43    137,735          3.06       0.90        5.97
                                2009   4,262             27.77    118,363          5.13       0.90       18.19
                                2008   3,025             23.50     71,072          0.55       0.90      (34.19)
                                2007   2,659             35.70     94,897          1.86       0.90       20.00
Morgan Stanley Income Plus      2011   4,490             24.63    110,579          7.78       0.90        4.07
  Division                      2010   9,065             23.66    214,515          5.87       0.90        8.30
                                2009  13,754             21.85    300,541          5.04       0.90       21.48
                                2008   3,815             17.99     68,621          1.96       0.90      (10.11)
                                2007   4,775             20.01     95,546          5.36       0.90        5.48

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                             AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                     ------------------------------------ ---------------------------------------
                                                                                                      TOTAL(3)
                                                    UNIT VALUE            INVESTMENT(1)                 RETURN
                                                     LOWEST TO        NET        INCOME EXPENSE(2)   LOWEST TO
                                       UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%) HIGHEST (%)
                                     ------- ----------------- ---------- ------------- ---------- --------------
Morgan Stanley Money Market     2011 306,582              1.41    430,799          0.01       0.90       (0.92)
  Division                      2010 485,310              1.42    688,040          0.01       0.90       (0.89)
                                2009 534,602              1.43    764,696          0.02       0.90       (0.87)
                                2008 449,096              1.44    648,033          2.39       0.90        1.62
                                2007 559,559              1.42    795,270          4.76       0.90        3.65
Morgan Stanley Multi Cap        2011  12,701             80.99  1,028,639          0.15       0.90       (7.58)
  Growth Division               2010  16,725             87.63  1,465,607          0.17       0.90       26.61
                                2009  17,268             69.21  1,195,118          0.37       0.90       69.79
                                2008  20,625             40.76    840,743          0.24       0.90      (48.17)
                                2007  20,909             78.65  1,644,473          0.55       0.90       18.65
Morgan Stanley Strategist       2011   8,667             29.25    253,480          1.96       0.90       (8.79)
  Division                      2010  11,109             32.06    356,217          1.56       0.90        5.86
                                2009  11,440             30.29    346,509          2.27       0.90       18.67
                                2008  14,683             25.53    374,800          0.73       0.90      (25.12)
                                2007  15,465             34.09    527,274          2.68       0.90        8.33
MSF Barclays Capital            2011  69,281             11.71    811,331          3.11       0.75        6.71
  Aggregate Bond Index Division 2010  29,970             10.97    328,914          0.70       0.75        5.25
  (Commenced 5/4/2009)          2009   1,213             10.43     12,651            --       0.75        4.27
MSF BlackRock Large Cap         2011  39,950             13.41    535,698          1.02       0.75        1.58
  Value Division                2010  17,537             13.20    231,496          0.13       0.75        8.40
  (Commenced 5/4/2009)          2009     569             12.18      6,924            --       0.75       21.77
MSF BlackRock Legacy Large      2011  54,976             14.31    786,647          0.18       0.75       (9.63)
  Cap Growth Division           2010  18,408             15.83    291,459          0.02       0.75       18.92
  (Commenced 5/4/2009)          2009     211             13.31      2,812            --       0.75       33.14
MSF BlackRock Money Market      2011 260,152              9.81  2,553,269            --       0.75       (0.74)
  Division (Commenced 5/4/2009) 2010 225,841              9.89  2,233,215          0.01       0.75       (0.74)
                                2009  22,233              9.96    221,478            --       0.75       (0.38)
MSF MetLife Mid Cap Stock       2011  45,251             15.93    721,033          0.85       0.75       (2.63)
  Index Division                2010  16,395             16.36    268,286          0.33       0.75       25.34
  (Commenced 5/4/2009)          2009   2,095             13.06     27,348            --       0.75       30.56
MSF MetLife Stock Index         2011  30,622             14.76    452,000          1.59       0.75        1.08
  Division (Commenced 5/4/2009) 2010   9,669             14.60    141,202          0.32       0.75       13.96
                                2009     323             12.81      4,142            --       0.75       28.14
MSF MFS Total Return            2011  45,039             13.14    591,929          2.49       0.75        1.66
  Division (Commenced 5/4/2009) 2010  11,649             12.93    150,614          1.98       0.75        9.25
                                2009   4,267             11.83     50,491            --       0.75       18.34
MSF MFS Value Division          2011  18,944             13.85    262,298          1.42       0.75        0.09
  (Commenced 5/4/2009)          2010   7,687             13.83    106,338          0.22       0.75       10.59
                                2009     369             12.51      4,620            --       0.75       25.08
MSF Morgan Stanley EAFE         2011  30,544             12.50    381,740          2.19       0.75      (13.15)
  Index Division                2010  10,115             14.39    145,564          1.31       0.75        7.38
  (Commenced 5/4/2009)          2009   2,260             13.40     30,286            --       0.75       34.01

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                      ------------------------------------ --------------------------------------------
                                                                                                            TOTAL(3)
                                                     UNIT VALUE            INVESTMENT(1)                      RETURN
                                                      LOWEST TO        NET        INCOME EXPENSE(2)        LOWEST TO
                                        UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%)      HIGHEST (%)
                                      ------- ----------------- ---------- ------------- ---------- -------------------
MSF Russell 2000 Index           2011 889,321             16.34 14,535,175          1.07       0.75            (4.82)
  Division                       2010 856,563             17.17 14,707,645          1.08       0.75            25.97
                                 2009 862,009             13.63 11,749,489          2.00       0.75            25.07
                                 2008 806,622             10.90  8,790,537          1.24       0.75           (34.00)
                                 2007 697,910             16.51 11,523,719          0.89       0.75            (2.24)
Putnam VT Diversified            2011   9,539             21.08    201,120         10.26       0.75            (3.75)
  Income Division                2010  11,410             21.91    249,940         14.27       0.75            12.18
                                 2009  11,864             19.53    231,672          6.21       0.75            53.67
                                 2008   8,698             12.71    110,526          6.19       0.75           (31.50)
                                 2007   8,168             18.56    151,559          6.63       0.75             3.46
Putnam VT Equity Income          2011 267,210             15.27  4,079,579          1.94       0.75             1.31
  Division (Commenced 2/13/2009) 2010 249,429             15.07  3,758,865          2.05       0.75            11.98
                                 2009 243,161             13.46  3,272,243          1.19       0.75            34.57
Putnam VT Global Asset           2011   9,521             30.79    293,119          4.57       0.75            (0.92)
  Allocation Division            2010   9,459             31.07    293,920          5.77       0.75            14.16
                                 2009   9,284             27.22    252,708          6.18       0.75            34.35
                                 2008   9,140             20.26    185,166          3.97       0.75           (33.66)
                                 2007  10,012             30.54    305,748          0.70       0.75             2.38
Putnam VT Global Equity          2011   9,026             22.99    207,544          2.15       0.75            (5.49)
  Division                       2010   8,908             24.33    216,734          2.40       0.75             9.40
                                 2009   9,088             22.24    202,119          0.18       0.75            29.19
                                 2008   9,208             17.21    158,518          2.77       0.75           (45.64)
                                 2007  10,253             31.67    324,779          2.55       0.75             8.53
Putnam VT Global Utilities       2011     543             24.52     13,318          4.86       0.75            (5.90)
  Division                       2010     719             26.06     18,745          4.56       0.75             1.34
                                 2009     796             25.72     20,470          4.13       0.75             6.86
                                 2008     660             24.07     15,888          2.75       0.75           (30.85)
                                 2007   1,699             34.80     59,115          1.82       0.75            19.34
Putnam VT Growth and Income      2011   8,004             37.65    301,333          1.51       0.75            (5.15)
  Division                       2010   8,247             39.70    327,380          1.75       0.75            13.86
                                 2009   8,158             34.86    284,427          3.03       0.75            29.19
                                 2008   7,835             26.99    211,449          2.36       0.75           (39.03)
                                 2007   6,973             44.26    308,603          1.97       0.75            (6.51)
Putnam VT High Yield             2011 282,385     26.43 - 26.81  7,466,951          7.88       0.75             1.09
  Division                       2010 270,507     26.15 - 26.53  7,076,309          7.12       0.75            13.68
                                 2009 245,456     23.00 - 23.33  5,648,365          9.83       0.75            49.19
                                 2008 225,003     15.42 - 15.64  3,470,762          9.13       0.75           (26.58)
                                 2007 223,664     21.00 - 21.30  4,697,920          7.67       0.75      2.54 - 2.55
Putnam VT Income Division        2011 350,108     27.23 - 27.45  9,533,747          8.59       0.75             4.37
                                 2010 340,249     26.09 - 26.30  8,877,182         10.84       0.75             9.40
                                 2009 344,444     23.85 - 24.04  8,214,630          5.81       0.75    46.13 - 46.17
                                 2008 322,128     16.32 - 16.45  5,257,554          7.07       0.75 (24.35) - (24.34)
                                 2007 313,477     21.57 - 21.75  6,764,178          5.29       0.75      4.66 - 4.67

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                            AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                  -------------------------------------- --------------------------------------------
                                                                                                          TOTAL(3)
                                                   UNIT VALUE            INVESTMENT(1)                      RETURN
                                                    LOWEST TO        NET        INCOME EXPENSE(2)        LOWEST TO
                                      UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%)      HIGHEST (%)
                                  --------- ----------------- ---------- ------------- ---------- -------------------
Putnam VT International      2011    11,991             17.65    211,635          3.40       0.75           (17.33)
  Equity Division            2010    11,438             21.35    244,191          3.98       0.75             9.44
                             2009    12,993             19.51    253,446            --       0.75            24.07
                             2008    12,260             15.72    192,763          2.43       0.75           (44.26)
                             2007    13,418             28.21    378,519          3.24       0.75             7.80
Putnam VT International      2011     4,277             15.34     65,604          2.72       0.75           (18.26)
  Growth Division            2010     4,849             18.77     90,995          3.07       0.75            11.64
                             2009     4,556             16.81     76,585          2.18       0.75            37.72
                             2008     6,155             12.20     75,120          1.79       0.75           (42.81)
                             2007     6,660             21.34    142,089          1.03       0.75            12.67
Putnam VT International      2011     2,946             16.73     49,295          2.97       0.75           (14.16)
  Value Division             2010     3,237             19.49     63,109          3.63       0.75             6.61
                             2009     3,451             18.28     63,093            --       0.75            25.44
                             2008     3,858             14.58     56,230          2.21       0.75           (46.26)
                             2007     6,830             27.12    185,211          1.95       0.75             6.48
Putnam VT Investors Division 2011     1,762             10.21     17,992          1.33       0.75            (0.46)
                             2010     1,689             10.26     17,332          1.43       0.75            13.38
                             2009     1,664              9.05     15,056          1.69       0.75            30.20
                             2008     1,935              6.95     13,448          0.52       0.75           (39.88)
                             2007     1,542             11.56     17,824          0.61       0.75            (5.63)
Putnam VT Money Market       2011   419,146              1.43    599,640          0.01       0.75            (0.69)
  Division                   2010   426,273              1.44    614,358          0.04       0.75            (0.71)
                             2009   432,153              1.45    627,287          0.34       0.75            (0.40)
                             2008   398,372              1.46    580,588          2.82       0.75             1.92
                             2007 1,658,095              1.43  2,367,847          4.23       0.75             4.38
Putnam VT Multi-Cap Growth   2011   243,345     24.83 - 24.96  6,072,776          0.39       0.75            (5.59)
  Division                   2010   241,160     26.30 - 26.44  6,374,310          0.57       0.75            18.98
                             2009   251,367     22.10 - 22.22  5,584,544          0.68       0.75            31.49
                             2008   257,986     16.81 - 16.90  4,358,444          0.29       0.75 (39.08) - (39.07)
                             2007   249,887     27.59 - 27.74  6,929,520          0.16       0.75      5.23 - 5.24
Putnam VT Voyager Division   2011   102,015     55.62 - 55.74  5,685,867          0.28       0.75           (18.25)
                             2010   101,745     68.04 - 68.19  6,937,095          1.46       0.75            20.17
                             2009   103,471     56.62 - 56.74  5,870,578          1.09       0.75            63.07
                             2008    99,602     34.72 - 34.80  3,465,223          0.28       0.75           (37.35)
                             2007    95,727     55.42 - 55.54  5,315,403          0.03       0.75      5.00 - 5.01
T. Rowe Price ES Equity      2011     1,543             26.03     40,161          1.77       0.75            (1.45)
  Income Division            2010     1,588             26.42     41,950          1.91       0.75            14.16
                             2009     1,808             23.14     41,837          1.98       0.75            24.66
                             2008     1,692             18.56     31,407          2.32       0.75           (36.59)
                             2007     1,604             29.27     46,942          1.71       0.75             2.49
T. Rowe Price ES Mid-Cap     2011     4,771             34.95    166,759            --       0.75            (2.01)
  Growth Division            2010     4,790             35.67    170,867            --       0.75            27.16
                             2009     4,871             28.05    136,631            --       0.75            44.56
                             2008     4,524             19.40     87,774            --       0.75           (40.21)
                             2007     4,614             32.45    149,745          0.24       0.75            16.64

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                          AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                  ------------------------------------ --------------------------------------------
                                                                                                        TOTAL(3)
                                                 UNIT VALUE            INVESTMENT(1)                      RETURN
                                                  LOWEST TO        NET        INCOME EXPENSE(2)        LOWEST TO
                                    UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%)      HIGHEST (%)
                                  ------- ----------------- ---------- ------------- ---------- -------------------
T. Rowe Price ES New         2011 249,942             30.22  7,552,263          0.22       0.75            (1.81)
  America Growth Division    2010 253,284             30.77  7,794,267          0.20       0.75            18.76
                             2009 259,067             25.91  6,713,059            --       0.75            48.65
                             2008 247,975             17.43  4,322,731            --       0.75           (38.71)
                             2007 230,344             28.44  6,551,034            --       0.75            12.95
T. Rowe Price ES Personal    2011 626,469     31.01 - 31.33 19,629,948          2.07       0.75            (1.07)
  Strategy Balanced Division 2010 653,600     31.34 - 31.67 20,701,355          2.37       0.75            12.86
                             2009 668,172     27.77 - 28.06 18,751,251          2.19       0.75            31.13
                             2008 654,985     21.18 - 21.40 14,017,116          2.44       0.75 (30.41) - (30.40)
                             2007 641,910     30.43 - 30.75 19,739,388          2.22       0.75             6.81
T. Rowe Price FIS            2011 994,207              8.25  8,205,547          2.38       0.75             0.84
  Limited-Term Bond Division 2010 995,044              8.18  8,143,820          2.85       0.75             2.33
                             2009 952,025              8.00  7,614,344          3.56       0.75             7.50
                             2008 925,891              7.44  6,888,945          4.01       0.75             0.82
                             2007 875,607              7.38  6,463,560          4.31       0.75             4.68

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Division invests.

(2) These amounts represent annualized policy expenses of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum return, based on the minimum and maximum returns within each product grouping of the applicable Division.

This page is intentionally left blank.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of operations, equity, and cash flows for each of the three years in the period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 30, 2012

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                                          2011
                                                                                                                        --------
ASSETS
Investments:
   Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $154,376 and $153,708, respectively)...................................................................................................... $168,178
   Equity securities available-for-sale, at estimated fair value (cost: $1,379 and $1,898, respectively)...............    1,278
   Trading and other securities, at estimated fair value (includes $473 and $463, respectively, of actively traded
    securities; and $117 and $201, respectively, relating to variable interest entities)...............................      697
   Mortgage loans (net of valuation allowances of $393 and $522, respectively).........................................   43,880
   Policy loans........................................................................................................    8,314
   Real estate and real estate joint ventures (includes $15 and $10, respectively, relating to variable interest
    entities)..........................................................................................................    5,891
   Other limited partnership interests (includes $152 and $187, respectively, relating to variable interest entities)..    4,334
   Short-term investments, principally at estimated fair value.........................................................    6,140
   Other invested assets, principally at estimated fair value (includes $98 and $102, respectively, relating to
    variable interest entities)........................................................................................   12,505
                                                                                                                        --------
      Total investments................................................................................................  251,217
Cash and cash equivalents, principally at estimated fair value (includes $70 and $55, respectively, relating to
 variable interest entities)...........................................................................................    2,089
Accrued investment income (includes $1 and $3, respectively, relating to variable interest entities)...................    2,219
Premiums, reinsurance and other receivables (includes $10 and $1, respectively, relating to variable interest
 entities).............................................................................................................   27,981
Deferred policy acquisition costs and value of business acquired.......................................................    7,779
Other assets (includes $4 and $6, respectively, relating to variable interest entities)................................    4,233
Separate account assets................................................................................................  106,678
                                                                                                                        --------
      Total assets..................................................................................................... $402,196
                                                                                                                        ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits................................................................................................. $109,333
Policyholder account balances..........................................................................................   88,856
Other policy-related balances..........................................................................................    5,876
Policyholder dividends payable.........................................................................................      659
Policyholder dividend obligation.......................................................................................    2,919
Payables for collateral under securities loaned and other transactions.................................................   20,280
Short-term debt........................................................................................................      101
Long-term debt (includes $116 and $236, respectively, at estimated fair value, relating to variable interest
 entities).............................................................................................................    2,248
Current income tax payable.............................................................................................      123
Deferred income tax liability..........................................................................................    2,827
Other liabilities (includes $42 and $61, respectively, relating to variable interest entities).........................   36,614
Separate account liabilities...........................................................................................  106,678
                                                                                                                        --------
      Total liabilities................................................................................................  376,514
                                                                                                                        --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and
 outstanding at December 31, 2011 and 2010.............................................................................        5
Additional paid-in capital.............................................................................................   14,506
Retained earnings......................................................................................................    8,077
Accumulated other comprehensive income (loss)..........................................................................    2,912
                                                                                                                        --------
      Total Metropolitan Life Insurance Company stockholder's equity...................................................   25,500
Noncontrolling interests...............................................................................................      182
                                                                                                                        --------
      Total equity.....................................................................................................   25,682
                                                                                                                        --------
      Total liabilities and equity..................................................................................... $402,196
                                                                                                                        ========

                                                                                                                          2010
                                                                                                                        --------
ASSETS
Investments:
   Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $154,376 and $153,708, respectively)...................................................................................................... $159,535
   Equity securities available-for-sale, at estimated fair value (cost: $1,379 and $1,898, respectively)...............    1,821
   Trading and other securities, at estimated fair value (includes $473 and $463, respectively, of actively traded
    securities; and $117 and $201, respectively, relating to variable interest entities)...............................      735
   Mortgage loans (net of valuation allowances of $393 and $522, respectively).........................................   41,667
   Policy loans........................................................................................................    8,270
   Real estate and real estate joint ventures (includes $15 and $10, respectively, relating to variable interest
    entities)..........................................................................................................    5,755
   Other limited partnership interests (includes $152 and $187, respectively, relating to variable interest entities)..    4,517
   Short-term investments, principally at estimated fair value.........................................................    2,369
   Other invested assets, principally at estimated fair value (includes $98 and $102, respectively, relating to
    variable interest entities)........................................................................................    7,822
                                                                                                                        --------
      Total investments................................................................................................  232,491
Cash and cash equivalents, principally at estimated fair value (includes $70 and $55, respectively, relating to
 variable interest entities)...........................................................................................    3,485
Accrued investment income (includes $1 and $3, respectively, relating to variable interest entities)...................    2,183
Premiums, reinsurance and other receivables (includes $10 and $1, respectively, relating to variable interest
 entities).............................................................................................................   26,802
Deferred policy acquisition costs and value of business acquired.......................................................    8,191
Other assets (includes $4 and $6, respectively, relating to variable interest entities)................................    4,426
Separate account assets................................................................................................   97,829
                                                                                                                        --------
      Total assets..................................................................................................... $375,407
                                                                                                                        ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits................................................................................................. $102,950
Policyholder account balances..........................................................................................   88,922
Other policy-related balances..........................................................................................    5,649
Policyholder dividends payable.........................................................................................      722
Policyholder dividend obligation.......................................................................................      876
Payables for collateral under securities loaned and other transactions.................................................   17,014
Short-term debt........................................................................................................      102
Long-term debt (includes $116 and $236, respectively, at estimated fair value, relating to variable interest
 entities).............................................................................................................    3,610
Current income tax payable.............................................................................................      155
Deferred income tax liability..........................................................................................      950
Other liabilities (includes $42 and $61, respectively, relating to variable interest entities).........................   35,113
Separate account liabilities...........................................................................................   97,829
                                                                                                                        --------
      Total liabilities................................................................................................  353,892
                                                                                                                        --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and
 outstanding at December 31, 2011 and 2010.............................................................................        5
Additional paid-in capital.............................................................................................   14,445
Retained earnings......................................................................................................    6,001
Accumulated other comprehensive income (loss)..........................................................................      916
                                                                                                                        --------
      Total Metropolitan Life Insurance Company stockholder's equity...................................................   21,367
Noncontrolling interests...............................................................................................      148
                                                                                                                        --------
      Total equity.....................................................................................................   21,515
                                                                                                                        --------
      Total liabilities and equity..................................................................................... $375,407
                                                                                                                        ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                2011    2010     2009
                                                                               ------- ------- --------
REVENUES
Premiums...................................................................... $18,288 $18,519 $ 18,629
Universal life and investment-type product policy fees........................   2,202   2,075    2,067
Net investment income.........................................................  11,627  11,593   10,175
Other revenues................................................................   1,808   1,725    1,739
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................   (244)   (510)  (1,521)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................      17     150      623
 Other net investment gains (losses)..........................................     359     190    (769)
                                                                               ------- ------- --------
   Total net investment gains (losses)........................................     132   (170)  (1,667)
 Net derivative gains (losses)................................................   1,578   (266)  (4,428)
                                                                               ------- ------- --------
     Total revenues...........................................................  35,635  33,476   26,515
                                                                               ------- ------- --------
EXPENSES
Policyholder benefits and claims..............................................  20,681  20,707   20,662
Interest credited to policyholder account balances............................   2,372   2,523    2,669
Policyholder dividends........................................................   1,355   1,443    1,612
Other expenses................................................................   6,414   6,259    6,009
                                                                               ------- ------- --------
     Total expenses...........................................................  30,822  30,932   30,952
                                                                               ------- ------- --------
Income (loss) from continuing operations before provision for income tax......   4,813   2,544  (4,437)
Provision for income tax expense (benefit)....................................   1,481     778  (1,896)
                                                                               ------- ------- --------
Income (loss) from continuing operations, net of income tax...................   3,332   1,766  (2,541)
Income (loss) from discontinued operations, net of income tax.................      57      26       19
                                                                               ------- ------- --------
 Net income (loss)............................................................   3,389   1,792  (2,522)
Less: Net income (loss) attributable to noncontrolling interests..............     (8)     (3)      (5)
                                                                               ------- ------- --------
Net income (loss) attributable to Metropolitan Life Insurance Company......... $ 3,397 $ 1,795 $(2,517)
                                                                               ======= ======= ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       CONSOLIDATED STATEMENTS OF EQUITY
                     FOR THE YEAR ENDED DECEMBER 31, 2011

                                 (IN MILLIONS)

                                                                                 ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                               -------------------------------------------------
                                                                                    NET                     FOREIGN    DEFINED
                                                           ADDITIONAL            UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT
                                                    COMMON  PAID-IN   RETAINED   INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                    STOCK   CAPITAL   EARNINGS GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                    ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2010.......................     $5    $14,445 $  6,001         $2,564      $(254)         $35  $(1,429)
Capital contributions from MetLife, Inc. (Note
 15)...............................................                50
Excess tax benefits related to stock-based
 compensation......................................                11
Dividends on common stock..........................                    (1,321)
Change in equity of noncontrolling interests.......
Comprehensive income (loss):
   Net income (loss)...............................                      3,397
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax...............                                       782
     Unrealized investment gains (losses), net
      of related offsets and income tax............                                     1,695        (63)
     Foreign currency translation adjustments,
      net of income tax............................                                                                 4
     Defined benefit plans adjustment, net of
      income tax...................................                                                                       (422)

      Other comprehensive income (loss)............

   Comprehensive income (loss).....................
                                                    ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2011.......................     $5    $14,506 $  8,077         $5,041      $(317)         $39  $(1,851)
                                                    ====== ========== ======== ============== =========== =========== ==========


                                                           TOTAL
                                                     METROPOLITAN LIFE
                                                     INSURANCE COMPANY   NONCONTROLLING  TOTAL
                                                    STOCKHOLDER'S EQUITY   INTERESTS     EQUITY
                                                    -------------------- -------------- --------
Balance at December 31, 2010.......................             $ 21,367           $148 $ 21,515
Capital contributions from MetLife, Inc. (Note
 15)...............................................                   50                      50
Excess tax benefits related to stock-based
 compensation......................................                   11                      11
Dividends on common stock..........................              (1,321)                 (1,321)
Change in equity of noncontrolling interests.......                                  42       42
Comprehensive income (loss):
   Net income (loss)...............................                3,397            (8)    3,389
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax...............                  782                     782
     Unrealized investment gains (losses), net
      of related offsets and income tax............                1,632                   1,632
     Foreign currency translation adjustments,
      net of income tax............................                    4                       4
     Defined benefit plans adjustment, net of
      income tax...................................                (422)                   (422)
                                                    -------------------- -------------- --------
      Other comprehensive income (loss)............                1,996             --    1,996
                                                    -------------------- -------------- --------
   Comprehensive income (loss).....................                5,393            (8)    5,385
                                                    -------------------- -------------- --------
Balance at December 31, 2011.......................             $ 25,500           $182 $ 25,682
                                                    ==================== ============== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2010

                                 (IN MILLIONS)




                                                             ADDITIONAL
                                                      COMMON  PAID-IN   RETAINED
                                                      STOCK   CAPITAL   EARNINGS
                                                      ------ ---------- --------
Balance at December 31, 2009.........................     $5    $14,438   $4,817
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                         30
                                                      ------ ---------- --------
Balance at January 1, 2010...........................      5     14,438    4,847
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                       (10)
Capital contributions from MetLife, Inc. (Note
 15).................................................               3
Excess tax benefits related to stock-based
 compensation........................................               4
Dividends on common stock............................                    (631)
Change in equity of noncontrolling interests.........
Comprehensive income (loss):
   Net income (loss).................................                      1,795
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................
     Unrealized investment gains (losses), net
      of related offsets and income tax..............
     Foreign currency translation adjustments,
      net of income tax..............................
     Defined benefit plans adjustment, net of
      income tax.....................................

      Other comprehensive income (loss)..............

   Comprehensive income (loss).......................
                                                      ------ ---------- --------
Balance at December 31, 2010.........................     $5    $14,445   $6,001
                                                      ====== ========== ========

                                                        ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                      -------------------------------------------------
                                                           NET                     FOREIGN    DEFINED          TOTAL
                                                        UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT    METROPOLITAN LIFE
                                                        INVESTMENT    TEMPORARY  TRANSLATION   PLANS     INSURANCE COMPANY
                                                      GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT STOCKHOLDER'S EQUITY
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at December 31, 2009.........................         $(265)      $(341)       $  51  $(1,527)               $17,178
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                                                                     30
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at January 1, 2010...........................          (265)       (341)          51   (1,527)                17,208
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................             10                                                      --
Capital contributions from MetLife, Inc. (Note
 15).................................................                                                                    3
Excess tax benefits related to stock-based
 compensation........................................                                                                    4
Dividends on common stock............................                                                                (631)
Change in equity of noncontrolling interests.........
Comprehensive income (loss):
   Net income (loss).................................                                                                  1,795
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................            118                                                     118
     Unrealized investment gains (losses), net
      of related offsets and income tax..............          2,701          87                                       2,788
     Foreign currency translation adjustments,
      net of income tax..............................                                   (16)                            (16)
     Defined benefit plans adjustment, net of
      income tax.....................................                                               98                    98
                                                                                                        --------------------
      Other comprehensive income (loss)..............                                                                  2,988
                                                                                                        --------------------
   Comprehensive income (loss).......................                                                                  4,783
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at December 31, 2010.........................         $2,564      $(254)       $  35  $(1,429)               $21,367
                                                      ============== =========== =========== ========== ====================




                                                      NONCONTROLLING TOTAL
                                                        INTERESTS    EQUITY
                                                      -------------- -------
Balance at December 31, 2009.........................         $  291 $17,469
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                     30
                                                      -------------- -------
Balance at January 1, 2010...........................            291  17,499
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                     --
Capital contributions from MetLife, Inc. (Note
 15).................................................                      3
Excess tax benefits related to stock-based
 compensation........................................                      4
Dividends on common stock............................                  (631)
Change in equity of noncontrolling interests.........        (146)   (146)
Comprehensive income (loss):
   Net income (loss).................................            (3)   1,792
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................                    118
     Unrealized investment gains (losses), net
      of related offsets and income tax..............              6   2,794
     Foreign currency translation adjustments,
      net of income tax..............................                   (16)
     Defined benefit plans adjustment, net of
      income tax.....................................                     98
                                                      -------------- -------
      Other comprehensive income (loss)..............              6   2,994
                                                      -------------- -------
   Comprehensive income (loss).......................              3   4,786
                                                      -------------- -------
Balance at December 31, 2010.........................         $  148 $21,515
                                                      ============== =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2009

                                 (IN MILLIONS)




                                                                                         ADDITIONAL
                                                                                  COMMON  PAID-IN   RETAINED
                                                                                  STOCK   CAPITAL   EARNINGS
                                                                                  ------ ---------- --------
Balance at December 31, 2008.....................................................     $5    $14,437 $  7,298
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                         36
Capital contributions from MetLife, Inc. (Note 15)...............................                3
Excess tax liabilities related to stock-based compensation.......................              (2)
Change in equity of noncontrolling interests.....................................
Comprehensive income (loss):
   Net income (loss).............................................................                    (2,517)
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income tax........................................................................
     Unrealized investment gains (losses), net of related offsets and income tax........................................................................
     Foreign currency translation adjustments, net of income tax.................
     Defined benefit plans adjustment, net of income tax.........................

      Other comprehensive income (loss)..........................................

   Comprehensive income (loss)...................................................
                                                                                  ------ ---------- --------
Balance at December 31, 2009.....................................................     $5    $14,438 $  4,817
                                                                                  ====== ========== ========

                                                                                    ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                                  -------------------------------------------------
                                                                                       NET                     FOREIGN    DEFINED
                                                                                    UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT
                                                                                    INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                                                  GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                                                  -------------- ----------- ----------- ----------
Balance at December 31, 2008.....................................................       $(7,701)      $   --       $ 143   $(1,437)
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                       (36)
Capital contributions from MetLife, Inc. (Note 15)...............................
Excess tax liabilities related to stock-based compensation.......................
Change in equity of noncontrolling interests.....................................
Comprehensive income (loss):
   Net income (loss).............................................................
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income
      tax........................................................................          (162)
     Unrealized investment gains (losses), net of related offsets and income
      tax........................................................................          7,598       (305)
     Foreign currency translation adjustments, net of income tax.................                                   (92)
     Defined benefit plans adjustment, net of income tax.........................                                              (90)

      Other comprehensive income (loss)..........................................

   Comprehensive income (loss)...................................................
                                                                                  -------------- ----------- ----------- ----------
Balance at December 31, 2009.....................................................       $  (265)      $(341)       $  51   $(1,527)
                                                                                  ============== =========== =========== ==========


                                                                                         TOTAL
                                                                                   METROPOLITAN LIFE
                                                                                   INSURANCE COMPANY   NONCONTROLLING  TOTAL
                                                                                  STOCKHOLDER'S EQUITY   INTERESTS     EQUITY
                                                                                  -------------------- -------------- --------
Balance at December 31, 2008.....................................................             $ 12,745          $  83 $ 12,828
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                   --                      --
Capital contributions from MetLife, Inc. (Note 15)...............................                   3                       3
Excess tax liabilities related to stock-based compensation.......................                 (2)                     (2)
Change in equity of noncontrolling interests.....................................                                218      218
Comprehensive income (loss):
   Net income (loss).............................................................              (2,517)            (5)  (2,522)
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income
      tax........................................................................                (162)                   (162)
     Unrealized investment gains (losses), net of related offsets and income
      tax........................................................................                7,293            (5)    7,288
     Foreign currency translation adjustments, net of income tax.................                 (92)                    (92)
     Defined benefit plans adjustment, net of income tax.........................                 (90)                    (90)
                                                                                  -------------------- -------------- --------
      Other comprehensive income (loss)..........................................                6,949            (5)    6,944
                                                                                  -------------------- -------------- --------
   Comprehensive income (loss)...................................................                4,432           (10)    4,422
                                                                                  -------------------- -------------- --------
Balance at December 31, 2009.....................................................             $ 17,178          $ 291 $ 17,469
                                                                                  ==================== ============== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                2011      2010      2009
                                                                              --------- --------- ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)............................................................ $   3,389 $   1,792 $ (2,522)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
 Depreciation and amortization expenses......................................       407       394       381
 Amortization of premiums and accretion of discounts associated with
   investments, net..........................................................     (683)     (709)     (715)
 (Gains) losses on investments and derivatives and from sales of businesses,
   net.......................................................................   (1,735)       380     6,081
 (Income) loss from equity method investments, net of dividends or
   distributions.............................................................       269       116       845
 Interest credited to policyholder account balances..........................     2,372     2,523     2,669
 Universal life and investment-type product policy fees......................   (2,202)   (2,075)   (2,067)
 Change in trading and other securities......................................        20      (14)     (165)
 Change in accrued investment income.........................................        14     (117)        14
 Change in premiums, reinsurance and other receivables.......................     (208)     (377)     (507)
 Change in deferred policy acquisition costs, net............................        94       147     (441)
 Change in income tax recoverable (payable)..................................       547       735   (2,340)
 Change in other assets......................................................       767       283      (10)
 Change in insurance-related liabilities and policy-related balances.........     2,587     2,469     2,582
 Change in other liabilities.................................................       726       684     3,330
 Other, net..................................................................     (125)     (120)      (44)
                                                                              --------- --------- ---------
Net cash provided by operating activities....................................     6,239     6,111     7,091
                                                                              --------- --------- ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
 Fixed maturity securities...................................................    53,325    49,828    41,437
 Equity securities...........................................................       816       520     1,030
 Mortgage loans..............................................................     8,152     4,853     4,589
 Real estate and real estate joint ventures..................................     1,058       241        30
 Other limited partnership interests.........................................       754       383       751
Purchases of:
 Fixed maturity securities...................................................  (54,038)  (57,961)  (51,066)
 Equity securities...........................................................     (278)     (157)     (544)
 Mortgage loans..............................................................  (10,443)   (5,820)   (3,231)
 Real estate and real estate joint ventures..................................     (980)     (539)     (318)
 Other limited partnership interests.........................................     (658)     (614)     (585)
Cash received in connection with freestanding derivatives....................     1,011       712     1,801
Cash paid in connection with freestanding derivatives........................     (695)     (920)   (1,748)
Issuances of loans to affiliates.............................................     (525)        --        --
Net change in policy loans...................................................      (44)     (171)     (218)
Net change in short-term investments.........................................   (3,816)       841     4,268
Net change in other invested assets..........................................     (570)       142     (740)
Net change in property, equipment and leasehold improvements.................     (104)     (138)     (109)
Other, net...................................................................         7       (7)         1
                                                                              --------- --------- ---------
Net cash used in investing activities........................................ $ (7,028) $ (8,807) $ (4,652)
                                                                              --------- --------- ---------

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                        2011      2010      2009
                                                                                      --------- --------- ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
    Deposits......................................................................... $  55,586 $  44,481 $  51,313
    Withdrawals......................................................................  (57,078)  (43,381)  (57,182)
Net change in payables for collateral under securities loaned and other transactions.     3,266     2,352   (3,987)
Net change in short-term debt........................................................       (1)     (217)      (95)
Long-term debt issued................................................................       110       188     1,205
Long-term debt repaid................................................................   (1,411)     (324)     (737)
Dividends on common stock............................................................   (1,151)     (232)        --
Capital contribution.................................................................        47        --        --
Other, net...........................................................................        25      (33)       112
                                                                                      --------- --------- ---------
Net cash (used in) provided by financing activities..................................     (607)     2,834   (9,371)
                                                                                      --------- --------- ---------
Change in cash and cash equivalents..................................................   (1,396)       138   (6,932)
Cash and cash equivalents, beginning of year.........................................     3,485     3,347    10,279
                                                                                      --------- --------- ---------
CASH AND CASH EQUIVALENTS, END OF YEAR............................................... $   2,089 $   3,485 $   3,347
                                                                                      ========= ========= =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid during the year for:
    Interest......................................................................... $     196 $     217 $     166
                                                                                      ========= ========= =========
    Income tax....................................................................... $     701 $     183 $     285
                                                                                      ========= ========= =========
Non-cash transactions during the year:
Purchase money mortgage loans on sales of real estate joint ventures................. $      -- $       2 $      93
                                                                                      ========= ========= =========
Capital contributions from MetLife, Inc.............................................. $       3 $       3 $       3
                                                                                      ========= ========= =========
Dividends to MetLife, Inc............................................................ $     170 $     399 $      --
                                                                                      ========= ========= =========
Real estate and real estate joint ventures acquired in satisfaction of debt.......... $     151 $      58 $     209
                                                                                      ========= ========= =========
Long-term debt issued to MetLife, Inc. in exchange for fixed maturity securities..... $      -- $      -- $     300
                                                                                      ========= ========= =========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES

  BUSINESS

   Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. See "-- Adoption of New Accounting Pronouncements." Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the 2011 presentation as discussed throughout the Notes to the Consolidated Financial Statements.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

   A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Investments

      The accounting policies for the Company's principal investments are as follows:

      Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

      Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Interest, dividends and prepayment fees are recorded in net investment income.

      Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

      The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 3 "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale."

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
   (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

      For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   loss") is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

      With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

      Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics; while those with more equity-like characteristics are classified as equity securities within non-redeemable preferred stock. Many of such securities, commonly referred to as "perpetual hybrid securities," have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or "Tier 1 capital" and perpetual deferrable securities, or "Upper Tier 2 capital"). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

       (i)The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

      (ii)When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii)Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      (iv)When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          Trading and Other Securities. Trading and other securities are stated at estimated fair value. Trading and other securities include investments that are actively purchased and sold ("Actively Traded Securities"). These Actively Traded Securities are principally fixed maturity securities. Short sale agreement liabilities related to Actively Traded Securities, included in other liabilities, are also stated at estimated fair value. Trading and other securities also includes securities for which the fair value option ("FVO") has been elected ("FVO Securities"). FVO Securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products. FVO Securities also include securities held by consolidated securitization entities ("CSEs") with changes in estimated fair value subsequent to consolidation included in net investment gains (losses). Interest and dividends related to all trading and other securities are included in net investment income.

          Securities Lending. Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below, followed by the policies applicable to both commercial and agricultural loans, which are very similar, as well as policies applicable to residential loans.

             Commercial, Agricultural and Residential Mortgage Loans
          -- Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural and residential -- 90 days, unless, in the case of a residential loan, it is both well-secured and in the process of collection. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans when, after considering the individual consumer's financial status, management believes that uncollectability is other-than-temporary. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

             Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

             For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level. For evaluations of residential mortgage loans, the key inputs of expected frequency

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's experience.

             Commercial and Agricultural Mortgage Loans -- All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

             For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan's unpaid principal balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan's unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

             For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

             Residential Mortgage Loans -- The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans and home equity lines of credit and it does not hold any optional adjustable rate mortgages, sub-prime, or low teaser rate loans.

             In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

             For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status. The determination of

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          performing or non-performing status is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

          Mortgage Loans Modified in a Troubled Debt Restructuring. For a small portion of the portfolio, classified as troubled debt restructurings, concessions are granted related to the borrowers' financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
       Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, loans to affiliates, leveraged leases, tax credit partnerships, investments in insurance enterprise joint ventures, and funds withheld.

          Freestanding derivatives with positive estimated fair values are described in "-- Derivative Financial Instruments" below.

          Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

          Loans to affiliates are stated at unpaid principal balance, adjusted for amortization of any unamortized premium or discount.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for under the equity method.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments and records it in net investment income.

          Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in "-- Fair Value" below and in
       Note 5. Such estimated fair values are based on available market information and management's judgment about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 5.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

          The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS, certain structured investment transactions, trading and other securities) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

          The Company has invested in certain structured transactions that are VIEs. These structured transactions include asset-backed securitizations, hybrid securities, real estate joint ventures, other limited partnership interests, and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary.

          The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

   Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

   Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the consolidated balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

   The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

   If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

   To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

   The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

   Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

   Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

   In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses).

   The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

   When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income
(loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

   In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

   As described below, certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

   The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

   Level 1Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Level 2Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

   Level 3Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Cash and Cash Equivalents

   The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to 10 years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.7 billion and $1.6 billion at December 31, 2011 and 2010, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $999 million and $898 million at December 31, 2011 and 2010, respectively. Related depreciation and amortization expense was $118 million, $111 million and $111 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.6 billion and $1.5 billion at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $1.2 billion and $1.1 billion at December 31, 2011 and 2010, respectively. Related amortization expense was $145 million, $132 million and $125 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions, certain agency expenses and policy issuance expenses. Value of business acquired (" VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

   The Company amortizes DAC and VOBA on life insurance or investment-type contracts in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

   The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

   The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

   The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Value of Distribution Agreements and Customer Relationships Acquired

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

   For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. For reporting units which are particularly sensitive to market assumptions, such as the retirement products and individual life reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

   The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the respective reporting unit.

   The Company applies significant judgment when determining the estimated fair value of the Company's reporting units. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could adversely affect the Company's results of operations or financial position.

   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

   See Note 7 for discussion of goodwill impairment testing during 2011.

  Liability for Future Policy Benefits and Policyholder Account Balances

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

   Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves on short duration contracts are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

   Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

   Participating business represented approximately 6% of the Company's life insurance in-force at both December 31, 2011 and 2010. Participating policies represented approximately 32%, 32% and 33% of gross life insurance premiums for the years ended December 31, 2011, 2010 and 2009, respectively.

   Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 10%.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

   Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

   Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 2% to 9%.

   Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Other policy-related balances include claims that have been reported but not settled and claims incurred but not reported on life and non-medical health insurance. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

   Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's Ratings Services ("S&P") experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

   Future policy benefit liabilities are established for certain variable annuity products with guaranteed minimum benefits as described below under "-- Variable Annuity Guaranteed Minimum Benefits."

   The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

   Policyholder account balances ("PABs") relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and
(iii) fair value adjustments relating to business combinations.

  Variable Annuity Guaranteed Minimum Benefits

   The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. In some cases the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

is paid without requiring (i) the occurrence of specific insurable event, or
(ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is accounted for under a split of the two models.

   These guarantees include:

    . Guaranteed minimum death benefit ("GMDB") that guarantees the contractholder a return of their purchase payment upon death even if the account value is reduced to zero. An enhanced death benefit may be available for an additional fee.

    . Guaranteed minimum income benefit ("GMIB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments, even if the account value is reduced to zero, that can be annuitized to receive a monthly income stream that is not less than a specified amount. Certain of these contracts also provide for a guaranteed lump sum return of purchase premium in lieu of the annuitization benefit.

    . Guaranteed minimum withdrawal benefits ("GMWB") that guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. Certain of these contracts include guaranteed withdrawals that are life contingent.

    . Guaranteed minimum accumulation benefits ("GMAB") that provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero.

   Guarantees accounted for as insurance liabilities in future policy benefits include GMDB, the portion of GMIB that require annuitization, and the life-contingent portion of certain GMWB. These liabilities are established as follows:

      GMDB liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      GMIB liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIB have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in PABs as described below.

   The liability for the life contingent portion of GMWB is determined based on the expected value of the life contingent payments and expected assessments using assumptions consistent with those used for estimating the GMDB liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, GMAB and the portion of certain GMIB that do not require annuitization. These guarantees are recorded at estimated fair value separately from the host variable annuity with changes in estimated fair value reported in net derivative gains (losses). At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins related to non-capital market inputs. The nonperformance adjustment, which is captured as a spread over the risk free rate in determining the discount rate to discount the cash flows of the liability, is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

   These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIB and GMWB described in the preceding paragraphs. With respect to GMIB, a portion of the directly written GMIB guarantees are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance, and other receivables in the consolidated balance sheet with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  Other Policy-Related Balances

   Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

   The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

   The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

   The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

   Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

   Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

   The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

   Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Policyholder Dividends

   Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Income Taxes

   Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Metropolitan Life Insurance Company and its includable subsidiaries participate in a tax sharing agreement with MetLife, Inc.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

    (i)future taxable income exclusive of reversing temporary differences and carryforwards;

   (ii)future reversals of existing taxable temporary differences;

  (iii)taxable income in prior carryback years; and

   (iv)tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 % likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

   The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

   The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

   Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

   The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

   The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

   The expected postretirement plan benefit obligations represent the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represent the actuarial present value of future other postretirement benefits attributed to employee

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

   The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

   Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

   The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

   Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

   As more fully described in Note 15, MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

   Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 13, legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized;
(ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

   Effective July 1, 2011, the Company adopted new guidance regarding accounting for troubled debt restructurings. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Additionally, the guidance prohibits creditors from using the borrower's effective rate test to evaluate whether a concession has been granted to the borrower. The adoption did not have a material impact on the Company's consolidated financial statements. See also expanded disclosures in Note 3.

   Effective January 1, 2011, the Company adopted new guidance regarding accounting for investment funds determined to be VIEs. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economic interest in a VIE, unless the separate account contractholder is a related party. The adoption did not have a material impact on the Company's consolidated financial statements.

   Effective December 31, 2010, the Company adopted guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements.

   Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting.

   As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and other securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to accumulated other comprehensive income (loss) as of July 1, 2010.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

   As a result of the adoption of this guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and other securities and $232 million of long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended
December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

   In addition, the Company also deconsolidated certain partnerships for which the Company does not have the power to direct activities and for which the Company has concluded it is no longer the primary beneficiary. These deconsolidations did not result in a cumulative effect adjustment to retained earnings and did not have a material impact on the Company's consolidated financial statements.

   Also effective January 1, 2010, the Company adopted guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

   Effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

   The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $36 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $59 million, net of policyholder related amounts of $4 million and net of deferred income taxes of $19 million, resulting in the net cumulative effect adjustment of $36 million. The increase in the amortized cost basis of fixed maturity securities of $59 million by sector was as follows: $25 million -- ABS, $25 million -- RMBS and $9 million -- U.S. corporate securities.

   As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $566 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

   Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. The adoption did not have a material impact on the Company's consolidated financial statements.

  Business Combinations and Noncontrolling Interests

   Effective January 1, 2011, the Company adopted new guidance that addresses when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The adoption did not have an impact on the Company's consolidated financial statements.

   Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

    . All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

    . Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

    . The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

    . Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

    . Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

    . Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

    . Net income (loss) includes amounts attributable to noncontrolling interests.

    . When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

    . Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

    . When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements.

   Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

   Effective January 1, 2010, the Company adopted guidance that requires disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

   The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

    . Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

    . Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

    . Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

    .  Effective December 31, 2009, the Company adopted guidance on:
       (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

    . Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

   Effective December 31, 2011, the Company adopted guidance regarding enhanced disclosures for employers' participation in multiemployer pension plans. The revised disclosures require additional qualitative and quantitative information about the employer's involvement in significant multiemployer pension and other postretirement plans. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

   Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

   Effective January 1, 2011, the Company adopted new guidance regarding goodwill impairment testing. This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The adoption did not have an impact on the Company's consolidated financial statements.

   Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

   In December 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding comprehensive income (Accounting Standards Update ("ASU") 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update
No. 2011-05). The amendments in ASU 2011-12 are effective for fiscal years and interim periods within those years beginning after December 15, 2011. Consistent with the effective date of the amendments in ASU 2011-05 discussed below, ASU 2011-12 defers the effective date pertaining to reclassification adjustments out of accumulated other comprehensive income in ASU 2011-05. The amendments are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance should be applied retrospectively for all comparative periods presented. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

   In December 2011, the FASB issued new guidance regarding derecognition of in substance real estate (ASU 2011-10 Property, Plant and Equipment (Topic 360):
Derecognition of in Substance Real Estate -- a Scope Clarification (a consensus of the FASB Emerging Issues Task Force), effective for fiscal years, and interim periods within those fiscal years, beginning on or after June 15, 2012. The amendments should be applied prospectively to deconsolidation events occurring after the effective date. Under the amendments in ASU 2011-10, when a parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate as a result of a default on the subsidiary's nonrecourse debt, the reporting entity should apply the guidance in Subtopic 360-20 to determine whether it should derecognize the in substance real estate. Generally, a reporting entity would not satisfy the requirements to derecognize in substance real estate before the legal transfer of the real estate to the lender and the extinguishment of the related nonrecourse indebtedness. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In September 2011, the FASB issued new guidance on goodwill impairment testing (ASU 2011-08, Intangibles -- Goodwill and Other (Topic 350): Testing Goodwill for Impairment), effective for calendar years beginning after December 15, 2011. Early adoption is permitted. The objective of this standard is to simplify how an entity tests goodwill for impairment. The amendments in this standard will allow an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In June 2011, the FASB issued new guidance regarding comprehensive income (ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income), effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The guidance should be applied

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

retrospectively and early adoption is permitted. The new guidance provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of GAAP and IFRS. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company intends to adopt the two-statement approach in the first quarter of 2012.

   In May 2011, the FASB issued new guidance regarding fair value measurements (ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In April 2011, the FASB issued new guidance regarding effective control in repurchase agreements (ASU 2011-03, Transfers and Servicing (Topic 860):
Reconsideration of Effective Control for Repurchase Agreements), effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The amendments in this ASU remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Financial Services -- Insurance (Topic
944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) ("ASU 2010-26"), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2010-26 specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company will adopt ASU 2010-26 in the first quarter of 2012 and will apply it retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $1.4 billion to $1.6 billion and total equity will be reduced by approximately $900 million to $1.0 billion, net of income tax, as of the date of adoption. Additionally, the Company estimates that net income (loss) will be reduced by approximately
$41 million to $46 million in 2011, $20 million to $22 million in 2010, and $39 million to $44 million in 2009, as of the date of adoption.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2.  ACQUISITIONS AND DISPOSITIONS

  2009 DISPOSITION THROUGH ASSUMPTION REINSURANCE

   On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized gains and losses, estimated fair value of fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses:

                                                             DECEMBER 31, 2011
                                            --------------------------------------------------
                                                          GROSS UNREALIZED
                                             COST OR  ------------------------ ESTIMATED
                                            AMORTIZED         TEMPORARY  OTTI    FAIR    % OF
                                              COST     GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------- --------- ------ --------- -----
                                                               (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $ 56,298 $ 6,113    $  715   $ --  $ 61,696  36.7%
Foreign corporate securities...............    27,298   2,400       551      1    29,146  17.3
U.S. Treasury and agency securities........    21,572   4,272        --     --    25,844  15.4
RMBS.......................................    25,445   1,564       766    524    25,719  15.3
CMBS.......................................     8,750     473       114      4     9,105   5.4
ABS (1)....................................     6,589     156       166    (7)     6,586   3.9
State and political subdivision securities.     5,387     842        47     --     6,182   3.7
Foreign government securities..............     3,037     915        52     --     3,900   2.3
                                            --------- ------- --------- ------ --------- -----
    Total fixed maturity securities........  $154,376 $16,735    $2,411   $522  $168,178 100.0%
                                            ========= ======= ========= ====== ========= =====
EQUITY SECURITIES:
Common stock...............................  $    830 $    32    $    6   $ --  $    856  67.0%
Non-redeemable preferred stock.............       549      11       138     --       422  33.0
                                            --------- ------- --------- ------ --------- -----
    Total equity securities................  $  1,379 $    43    $  144   $ --  $  1,278 100.0%
                                            ========= ======= ========= ====== ========= =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                            DECEMBER 31, 2010
                                            -------------------------------------------------
                                                         GROSS UNREALIZED
                                             COST OR  ----------------------- ESTIMATED
                                            AMORTIZED        TEMPORARY  OTTI    FAIR    % OF
                                              COST    GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------ --------- ------ --------- -----
                                                              (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $ 50,764 $3,322    $  959   $ --  $ 53,127  33.3%
Foreign corporate securities...............    28,841  2,218       492     --    30,567  19.2
U.S. Treasury and agency securities........    20,154  1,190       367     --    20,977  13.1
RMBS.......................................    30,540  1,257       747    371    30,679  19.2
CMBS.......................................     9,401    484       174     10     9,701   6.1
ABS........................................     6,522    146       187     38     6,443   4.0
State and political subdivision securities.     4,693     86       195     --     4,584   2.9
Foreign government securities..............     2,793    682        18     --     3,457   2.2
                                            --------- ------ --------- ------ --------- -----
    Total fixed maturity securities........  $153,708 $9,385    $3,139   $419  $159,535 100.0%
                                            ========= ====== ========= ====== ========= =====
EQUITY SECURITIES:
Common stock...............................  $    937 $   42    $    7   $ --  $    972  53.4%
Non-redeemable preferred stock.............       961     52       164     --       849  46.6
                                            --------- ------ --------- ------ --------- -----
    Total equity securities................  $  1,898 $   94    $  171   $ --  $  1,821 100.0%
                                            ========= ====== ========= ====== ========= =====

----------
(1)OTTI losses as presented above represent the noncredit portion of OTTI losses that is included in accumulated other comprehensive income (loss). OTTI losses include both the initial recognition of noncredit losses, and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that were previously noncredit loss impaired. The noncredit loss component of OTTI losses for ABS was in an unrealized gain (loss) position of $7 million at December 31, 2011 due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

   Within fixed maturity securities, a reclassification from the ABS sector to the RMBS sector has been made to the prior year amounts to conform to the current year presentation for securities backed by sub-prime residential mortgage loans to be consistent with market convention relating to the risks inherent in such securities and the Company's management of its investments within these asset sectors.

   The Company held non-income producing fixed maturity securities with an estimated fair value of $7 million and $55 million with unrealized gains (losses) of ($3) million and ($13) million at December 31, 2011 and 2010, respectively.

   The Company held foreign currency derivatives with notional amounts of $8.5 billion and $8.3 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2011 and 2010, respectively.

   Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's equity, other than the government securities summarized in the table below.

   Concentrations of Credit Risk (Government and Agency Securities). The following section contains a summary of the concentrations of credit risk related to government and agency fixed maturity and fixed-income securities holdings, which were greater than 10% of the Company's equity at:

                                                                 DECEMBER 31,
                                                                ------------------
                                                                 2011      2010
                                                                -------   -------
                                                                CARRYING VALUE (1)
                                                                ------------------
                                                                 (IN MILLIONS)
 U.S. Treasury and agency fixed maturity securities............ $25,844   $20,977
 U.S. Treasury and agency fixed-income securities included in:
    Short-term investments..................................... $ 5,133   $ 1,378
    Cash equivalents........................................... $   910   $ 2,497

----------
(1)Represents estimated fair value for fixed maturity securities, and for short-term investments and cash equivalents, estimated fair value or amortized cost, which approximates estimated fair value.

   Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's equity or 1% of total investments at December 31, 2011 and 2010.

   Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                     DECEMBER 31,
                                        ---------------------------------------
                                               2011                2010
                                        ------------------- -------------------
                                                  ESTIMATED           ESTIMATED
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
                                                     (IN MILLIONS)
Due in one year or less................  $  8,089  $  8,159  $  3,974  $  4,052
Due after one year through five years..    26,375    27,486    25,910    27,017
Due after five years through ten years.    34,660    38,517    31,060    33,543
Due after ten years....................    44,468    52,606    46,301    48,100
                                        --------- --------- --------- ---------
 Subtotal..............................   113,592   126,768   107,245   112,712
RMBS, CMBS and ABS.....................    40,784    41,410    46,463    46,823
                                        --------- --------- --------- ---------
   Total fixed maturity securities.....  $154,376  $168,178  $153,708  $159,535
                                        ========= ========= ========= =========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

   As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

   The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                              2011     2010    2009
                                                                            -------- -------- ------
                                                                                 (IN MILLIONS)
Fixed maturity securities.................................................. $ 14,266 $  6,189 $(216)
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss)..............................................    (522)    (419)  (574)
                                                                            -------- -------- ------
 Total fixed maturity securities...........................................   13,744    5,770  (790)
Equity securities..........................................................     (98)     (66)   (75)
Derivatives................................................................    1,293       90  (156)
Short-term investments.....................................................     (10)     (13)   (23)
Other......................................................................       45       48     52
                                                                            -------- -------- ------
   Subtotal................................................................   14,974    5,829  (992)
                                                                            -------- -------- ------
Amounts allocated from:....................................................
 Insurance liability loss recognition......................................  (3,495)    (426)     --
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss).......................................       33       27     49
 DAC and VOBA..............................................................  (1,323)    (999)      6
 Policyholder dividend obligation..........................................  (2,919)    (876)     --
                                                                            -------- -------- ------
   Subtotal................................................................  (7,704)  (2,274)     55
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss)..............      172      138    184
Deferred income tax benefit (expense)......................................  (2,717)  (1,382)    142
                                                                            -------- -------- ------
Net unrealized investment gains (losses)...................................    4,725    2,311  (611)
Net unrealized investment gains (losses) attributable to noncontrolling
  interests................................................................      (1)      (1)      5
                                                                            -------- -------- ------
Net unrealized investment gains (losses) attributable to Metropolitan Life
  Insurance Company........................................................ $  4,724 $  2,310 $(606)
                                                                            ======== ======== ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The changes in fixed maturity securities with noncredit OTTI losses included in accumulated other comprehensive income (loss) were as follows:

                                                           DECEMBER 31,
                                                           -------------
                                                            2011   2010
                                                           ------ ------
                                                           (IN MILLIONS)
        Balance, beginning of period...................... $(419) $(574)
        Noncredit OTTI losses recognized (1)..............   (17)  (150)
        Securities sold with previous noncredit OTTI loss.     85     87
        Subsequent changes in estimated fair value........  (171)    218
                                                           ------ ------
        Balance, end of period............................ $(522) $(419)
                                                           ====== ======

----------
(1)Noncredit OTTI losses recognized, net of DAC, were ($16) million and ($148) million for the years ended December 31, 2011 and 2010, respectively.

   The changes in net unrealized investment gains (losses) were as follows:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                 --------------------------
                                                                                   2011     2010     2009
                                                                                 -------- -------- --------
                                                                                       (IN MILLIONS)
Balance, beginning of period.................................................... $  2,310 $  (606) $(7,701)
Cumulative effect of change in accounting principles, net of income tax.........       --       10     (36)
Fixed maturity securities on which noncredit OTTI losses have been
  recognized....................................................................    (103)      155    (515)
Unrealized investment gains (losses) during the year............................    9,248    6,650   13,344
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition....................................  (3,069)    (426)        1
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss)............................................        6     (22)       45
 DAC and VOBA...................................................................    (324)  (1,005)  (1,994)
 Policyholder dividend obligation...............................................  (2,043)    (876)       --
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in accumulated other comprehensive income (loss)..................       34     (46)      165
 Deferred income tax benefit (expense)..........................................  (1,335)  (1,518)  (3,920)
                                                                                 -------- -------- --------
Net unrealized investment gains (losses)........................................    4,724    2,316    (611)
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.....................................................................       --      (6)        5
                                                                                 -------- -------- --------
Balance, end of period.......................................................... $  4,724 $  2,310 $  (606)
                                                                                 ======== ======== ========
Change in net unrealized investment gains (losses).............................. $  2,414 $  2,922 $  7,090
Change in net unrealized investment gains (losses) attributable to
  noncontrolling interests......................................................       --      (6)        5
                                                                                 -------- -------- --------
Change in net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company........................................................ $  2,414 $  2,916 $  7,095
                                                                                 ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONTINUOUS GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

   The following tables present the estimated fair value and gross unrealized losses of fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2011
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................   $ 5,669     $  204    $3,170     $  511   $ 8,839     $  715
Foreign corporate securities................     4,560        334     1,258        218     5,818        552
U.S. Treasury and agency securities.........     2,189         --        --         --     2,189         --
RMBS........................................     2,647        407     3,241        883     5,888      1,290
CMBS........................................       709         66       365         52     1,074        118
ABS.........................................     2,557         45       608        114     3,165        159
State and political subdivision securities..        31         --       169         47       200         47
Foreign government securities...............       499         44        88          8       587         52
                                             --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity securities............   $18,861     $1,100    $8,899     $1,833   $27,760     $2,933
                                             ========= ========== ========= ========== ========= ==========
EQUITY SECURITIES:
Common stock................................   $     4     $    6    $   --     $   --   $     4     $    6
Non-redeemable preferred stock..............       126         14       238        124       364        138
                                             --------- ---------- --------- ---------- --------- ----------
 Total equity securities....................   $   130     $   20    $  238     $  124   $   368     $  144
                                             ========= ========== ========= ========== ========= ==========
Total number of securities in an unrealized
  loss position.............................     1,412                  819
                                             =========            =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                   DECEMBER 31, 2010
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................   $ 5,997       $197   $ 5,234     $  762   $11,231     $  959
Foreign corporate securities................     3,692        125     2,662        367     6,354        492
U.S. Treasury and agency securities.........     8,553        367        --         --     8,553        367
RMBS........................................     3,983        122     5,128        996     9,111      1,118
CMBS........................................       236          2       965        182     1,201        184
ABS.........................................       981         16     1,219        209     2,200        225
State and political subdivision securities..     2,412        117       234         78     2,646        195
Foreign government securities...............       231          7        94         11       325         18
                                             --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity securities............   $26,085       $953   $15,536     $2,605   $41,621     $3,558
                                             --------- ---------- --------- ---------- --------- ----------
EQUITY SECURITIES:
Common stock................................   $    29       $  7   $    --     $   --   $    29     $    7
Non-redeemable preferred stock..............        52          3       558        161       610        164
                                             --------- ---------- --------- ---------- --------- ----------
 Total equity securities....................   $    81       $ 10   $   558     $  161   $   639     $  171
                                             ========= ========== ========= ========== ========= ==========
Total number of securities in an unrealized
  loss position.............................     1,405                1,151
                                             =========            =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  AGING OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized losses, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized losses as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                              DECEMBER 31, 2011
                                             ------------------------------------------------------------------
                                             COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                             ---------------------- ---------------------   --------------------
                                             LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                20%        MORE        20%         MORE        20%       MORE
                                             ---------    ------    ---------     ------    ---------   ------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months........................   $15,723    $3,112       $  509     $  881          945      180
Six months or greater but less than nine
  months....................................     2,523       393          178        123          221       28
Nine months or greater but less than twelve
  months....................................       445       196           21         60           52        8
Twelve months or greater....................     6,859     1,442          597        564          498      128
                                             ---------    ------    ---------     ------
 Total......................................   $25,550    $5,143       $1,305     $1,628
                                             =========    ======    =========     ======
Percentage of amortized cost................                                5%        32%
                                                                    =========     ======
EQUITY SECURITIES:
Less than six months........................   $   127    $  133       $   10     $   41           13       18
Six months or greater but less than nine
  months....................................        --        --           --         --            1        1
Nine months or greater but less than twelve
  months....................................        --        --           --         --           --       --
Twelve months or greater....................        46       206            4         89            3       11
                                             ---------    ------    ---------     ------
 Total......................................   $   173    $  339       $   14     $  130
                                             =========    ======    =========     ======
Percentage of cost..........................                                8%        38%
                                                                    =========     ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                  DECEMBER 31, 2010
                                                 ------------------------------------------------------------------
                                                 COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                                 ---------------------- ---------------------   --------------------
                                                 LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                    20%        MORE        20%         MORE        20%       MORE
                                                 ---------    ------    ---------     ------    ---------   ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months............................   $25,867    $  811       $  843     $  216        1,287       65
Six months or greater but less than nine months.       696       275           19         75           51       24
Nine months or greater but less than twelve
  months........................................       271        35           22          8           29        6
Twelve months or greater........................    13,525     3,699        1,158      1,217          823      226
                                                 ---------    ------    ---------     ------
 Total..........................................   $40,359    $4,820       $2,042     $1,516
                                                 =========    ======    =========     ======
Percentage of amortized cost....................                                5%        31%
                                                                        =========     ======
EQUITY SECURITIES:
Less than six months............................   $    52    $   59       $    2     $   13           23       11
Six months or greater but less than nine months.        29        28            5          6            3        2
Nine months or greater but less than twelve
  months........................................        --        40           --         14            2        2
Twelve months or greater........................       309       293           32         99           22       13
                                                 ---------    ------    ---------     ------
 Total..........................................   $   390    $  420       $   39     $  132
                                                 =========    ======    =========     ======
Percentage of cost..............................                               10%        31%
                                                                        =========     ======

   Equity securities with gross unrealized losses of 20% or more for twelve months or greater decreased from $99 million at December 31, 2010 to $89 million at December 31, 2011. As shown in the section "-- Evaluating Temporarily Impaired Available-for-Sale Securities" below, all of the equity securities with gross unrealized losses of 20% or more for twelve months or greater at December 31, 2011 were financial services industry investment grade non-redeemable preferred stock, of which 74% were rated A or better.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONCENTRATION OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The gross unrealized losses related to fixed maturity and equity securities, including the portion of OTTI losses on fixed maturity securities recognized in accumulated other comprehensive income (loss) were $3.1 billion and $3.7 billion at December 31, 2011 and 2010, respectively. The concentration, calculated as a percentage of gross unrealized losses (including OTTI losses), by sector and industry was as follows at:

                                                        DECEMBER 31,
                                                        ----------
                                                        2011   2010
                                                        ----   ----
            SECTOR:
            RMBS.......................................   42%    30%
            U.S. corporate securities..................   23     26
            Foreign corporate securities...............   18     13
            ABS........................................    5      6
            CMBS.......................................    4      5
            Foreign government securities..............    2     --
            State and political subdivision securities.    1      5
            U.S. Treasury and agency securities........   --     10
            Other......................................    5      5
                                                        ----   ----
             Total.....................................  100%   100%
                                                        ====   ====
            INDUSTRY:
            Mortgage-backed............................   46%    35%
            Finance....................................   23     21
            Consumer...................................    7      4
            Asset-backed...............................    5      6
            Utility....................................    5      6
            Communications.............................    4      2
            Industrial.................................    3      2
            Foreign government securities..............    2     --
            State and political subdivision securities.    1      5
            U.S. Treasury and agency securities........   --     10
            Other......................................    4      9
                                                        ----   ----
             Total.....................................  100%   100%
                                                        ====   ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

   The following table presents fixed maturity and equity securities, each with gross unrealized losses of greater than $10 million, the number of securities, total gross unrealized losses and percentage of total gross unrealized losses at:

                                                                  DECEMBER 31,
                                             ------------------------------------------------------
                                                        2011                        2010
                                             --------------------------  --------------------------
                                             FIXED MATURITY    EQUITY    FIXED MATURITY    EQUITY
                                               SECURITIES    SECURITIES    SECURITIES    SECURITIES
                                             --------------  ----------  --------------  ----------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities........................             54           5              67           5
Total gross unrealized losses...............           $938         $69          $1,179         $75
Percentage of total gross unrealized losses.             32%         48%             33%         44%

   Fixed maturity and equity securities, each with gross unrealized losses greater than $10 million, decreased $247 million during the year ended December 31, 2011. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2011, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads. These securities were included in the Company's OTTI review process.

   As of December 31, 2011, $747 million of unrealized losses were from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater. Of the $747 million, $314 million, or 42%, are related to unrealized losses on investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since purchase. Of the $747 million, $433 million, or 58%, are related to unrealized losses on below investment grade securities. Unrealized losses on below investment grade securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans), U.S and foreign corporate securities (primarily utility, industrial and financial services industry securities) and ABS (primarily collateralized debt obligations) and were the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector, unemployment levels and valuations of residential real estate supporting non-agency RMBS. As explained further in Note 1, management evaluates these U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuer; and evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security. See "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale" for a discussion of equity securities with an unrealized loss position of 20% or more of cost for 12 months or greater.

   In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities are given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents certain information about the Company's equity securities available-for-sale with gross unrealized losses of 20% or more at December 31, 2011:

                                                                       NON-REDEEMABLE PREFERRED STOCK
                                             ----------------------------------------------------------------------------------
                                                  ALL TYPES OF                            INVESTMENT GRADE
                                  ALL EQUITY     NON-REDEEMABLE     -----------------------------------------------------------
                                  SECURITIES    PREFERRED STOCK           ALL INDUSTRIES          FINANCIAL SERVICES INDUSTRY
                                  ---------- ---------------------  --------------------------  -------------------------------
                                    GROSS      GROSS     % OF ALL     GROSS       % OF ALL        GROSS                  % A
                                  UNREALIZED UNREALIZED   EQUITY    UNREALIZED NON-REDEEMABLE   UNREALIZED  % OF ALL   RATED OR
                                    LOSSES     LOSSES   SECURITIES    LOSSES   PREFERRED STOCK    LOSSES   INDUSTRIES   BETTER
                                  ---------- ---------- ----------  ---------- ---------------  ---------- ----------  --------
                                                                          (IN MILLIONS)
Less than six months.............       $ 41       $ 35         85%       $ 19              54%       $ 19        100%        5%
Six months or greater but less
 than twelve months..............         --         --         --%         --              --%         --         --%       --%
Twelve months or greater.........         89         89        100%         89             100%         89        100%       74%
                                  ---------- ----------             ----------                  ----------
All equity securities with gross
 unrealized losses of 20% or
 more............................       $130       $124         95%       $108              87%       $108        100%       62%
                                  ========== ==========             ==========                  ==========

   In connection with the equity securities impairment review process, the Company evaluated its holdings in non-redeemable preferred stock, particularly those in the financial services industry. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The Company also considered whether any issuers of non-redeemable preferred stock with an unrealized loss held by the Company, regardless of credit rating, have deferred any dividend payments. No such dividend payments had been deferred.

   With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

   Based on the Company's current evaluation of available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily-impaired.

   Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTIs may be incurred in upcoming quarters.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  TRADING AND OTHER SECURITIES

   The table below presents certain information about the Company's trading and other securities.

                                                                  DECEMBER 31,
                                                                  ------------
                                                                   2011   2010
                                                                  ------  -----
                                                                  (IN MILLIONS)
  Actively Traded Securities..................................... $  473  $ 463
  FVO general account securities.................................    107     71
  FVO securities held by CSEs....................................    117    201
                                                                  ------  -----
   Total trading and other securities -- at estimated fair value. $  697  $ 735
                                                                  ======  =====
  Actively Traded Securities -- at estimated fair value.......... $  473  $ 463
  Short sale agreement liabilities -- at estimated fair value....  (127)   (46)
                                                                  ------  -----
   Net long/short position -- at estimated fair value............ $  346  $ 417
                                                                  ======  =====
  Investments pledged to secure short sale agreement liabilities. $  558  $ 465
                                                                  ======  =====

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above. See "-- Net Investment Income" and "-- Net Investment Gains (Losses)" for the net investment income recognized on trading and other securities and the related changes in estimated fair value subsequent to purchase included in net investment income and net investment gains (losses) for securities still held as of the end of the respective years, as applicable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NET INVESTMENT GAINS (LOSSES)

   The components of net investment gains (losses) were as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ----------------------
                                                                                2011     2010    2009
                                                                               ------   ------ --------
                                                                                   (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized.................................................. $(244)   $(510) $(1,521)
Less: Noncredit portion of OTTI losses transferred to and recognized in other
  comprehensive income (loss).................................................     17   $  150 $    623
                                                                               ------   ------ --------
Net OTTI losses on fixed maturity securities recognized in earnings...........  (227)    (360)    (898)
Fixed maturity securities -- net gains (losses) on sales and disposals........    107      129      (7)
                                                                               ------   ------ --------
 Total gains (losses) on fixed maturity securities............................  (120)    (231)    (905)
                                                                               ------   ------ --------
Other net investment gains (losses):
 Equity securities............................................................      3       70    (255)
 Trading and other securities -- FVO general account securities -- changes in
   estimated fair value.......................................................    (2)       --       --
 Mortgage loans...............................................................    133       59    (373)
 Real estate and real estate joint ventures...................................    133     (33)    (100)
 Other limited partnership interests..........................................     11      (5)    (284)
 Other investment portfolio gains (losses)....................................    (4)       36     (38)
                                                                               ------   ------ --------
   Subtotal -- investment portfolio gains (losses)............................    154    (104)  (1,955)
                                                                               ------   ------ --------
FVO CSEs -- changes in estimated fair value:
 Securities...................................................................     --     (78)       --
 Long-term debt -- related to securities......................................    (8)       48       --
Other gains (losses)..........................................................   (14)     (36)      288
                                                                               ------   ------ --------
   Subtotal FVO CSEs and other gains (losses).................................   (22)     (66)      288
                                                                               ------   ------ --------
       Total net investment gains (losses).................................... $  132   $(170) $(1,667)
                                                                               ======   ====== ========

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $21 million, $18 million and $317 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                      YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31,
                                      -----------------------  ------------------------ ------------------------
                                       2011     2010    2009   2011    2010     2009     2011    2010     2009
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
                                      FIXED MATURITY SECURITIES EQUITY SECURITIES                 TOTAL
                                      -----------------------  ------------------------ ------------------------
                                                                 (IN MILLIONS)
Proceeds............................. $34,015  $30,817 $24,900 $ 771   $ 429   $  658   $34,786 $31,246 $ 25,558
                                      =======  ======= ======= =====   =====   ======   ======= ======= ========
Gross investment gains............... $   445  $   544 $   685 $  86   $  88   $  118   $   531 $   632 $    803
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
Gross investment losses..............   (338)    (415)   (692)  (42)    (11)     (90)     (380)   (426)    (782)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
Total OTTI losses recognized in
 earnings: Credit-related............   (183)    (334)   (632)    --      --       --     (183)   (334)    (632)
  Other (1)..........................    (44)     (26)   (266)  (41)     (7)    (283)      (85)    (33)    (549)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
   Total OTTI losses recognized in
    earnings.........................   (227)    (360)   (898)  (41)     (7)    (283)     (268)   (367)  (1,181)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
    Net investment gains (losses).... $ (120)  $ (231) $ (905) $   3   $  70   $(255)   $ (117) $ (161) $(1,160)
                                      =======  ======= ======= =====   =====   ======   ======= ======= ========

----------
(1)Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

   Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2011     2010    2009
                                                            ----     ----    ----
                                                            (IN MILLIONS)
     Sector:
     U.S. and foreign corporate securities -- by industry:
      Consumer............................................. $ 40     $ 20    $127
      Finance..............................................   37      117     284
      Communications.......................................   26       10     130
      Industrial...........................................    8       --       9
      Utility..............................................   --        1      81
      Other industries.....................................   --       --      27
                                                            ----     ----    ----
        Total U.S. and foreign corporate securities........  111      148     658
      RMBS.................................................   78       87     167
      ABS..................................................   28       66      55
      CMBS.................................................    9       59      18
      Foreign government securities........................    1       --      --
                                                            ----     ----    ----
        Total.............................................. $227     $360    $898
                                                            ====     ====    ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2011     2010    2009
                                                             ----     ----    ----
                                                             (IN MILLIONS)
     Sector:
      Non-redeemable preferred stock........................  $33      $ 3    $228
      Common stock..........................................    8        4      55
                                                             ----     ----    ----
            Total...........................................  $41      $ 7    $283
                                                             ====     ====    ====
     Industry:
      Financial services industry:..........................
        Perpetual hybrid securities.........................  $33      $ 3    $228
        Common and remaining non-redeemable preferred stock.   --       --      25
                                                             ----     ----    ----
          Total financial services industry.................   33        3     253
     Other industries.......................................    8        4      30
                                                             ----     ----    ----
            Total...........................................  $41      $ 7    $283
                                                             ====     ====    ====

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                                          YEARS ENDED DECEMBER 31,
                                                                                          ------------------------
                                                                                          2011         2010
                                                                                          -----       ------
                                                                                          (IN MILLIONS)
Balance, at January 1,................................................................... $ 330       $  303
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously
   impaired..............................................................................    33           91
 Additional impairments -- credit loss OTTI recognized on securities previously
   impaired..............................................................................    68           91
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities previously
   impaired as credit loss OTTI..........................................................  (82)        (149)
 Securities impaired to net present value of expected future cash flows..................  (24)          (1)
 Increases in cash flows -- accretion of previous credit loss OTTI.......................   (9)          (5)
                                                                                          -----       ------
Balance, at December 31,................................................................. $ 316       $  330
                                                                                          =====       ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  NET INVESTMENT INCOME

   The components of net investment income were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            -----------------------
                                                                             2011     2010    2009
                                                                            -------  ------- -------
                                                                                 (IN MILLIONS)
Investment income:
Fixed maturity securities.................................................. $ 8,225  $ 8,147 $ 7,799
Equity securities..........................................................      73       89     126
Trading and other securities -- Actively Traded Securities and FVO general
  account securities (1)...................................................      29       72     116
Mortgage loans.............................................................   2,401    2,258   2,236
Policy loans...............................................................     479      515     504
Real estate and real estate joint ventures.................................     509      348   (185)
Other limited partnership interests........................................     435      684     147
Cash, cash equivalents and short-term investments..........................      12       15      27
International joint ventures...............................................       5       14       7
Other......................................................................     112      111     104
                                                                            -------  ------- -------
   Subtotal................................................................  12,280   12,253  10,881
 Less: Investment expenses.................................................     662      675     706
                                                                            -------  ------- -------
   Subtotal, net...........................................................  11,618   11,578  10,175
                                                                            -------  ------- -------
FVO CSEs:
 Securities................................................................       9       15      --
                                                                            -------  ------- -------
     Net investment income................................................. $11,627  $11,593 $10,175
                                                                            =======  ======= =======

----------
(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were $2 million, $30 million and $31 million for the years ended
   December 31, 2011, 2010, and 2009, respectively.

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SECURITIES LENDING

   As described more fully in Note 1, the Company participates in a securities lending program whereby blocks of securities are loaned to third parties. These transactions are treated as financing arrangements and the associated cash collateral received is recorded as a liability. The Company is obligated to return the cash collateral received to its counterparties.

   Elements of the securities lending program are presented below at:

                                                           DECEMBER 31,
                                                          ---------------
                                                           2011    2010
                                                          ------- -------
                                                           (IN MILLIONS)
      Securities on loan: (1)
       Amortized cost.................................... $13,595 $15,274
       Estimated fair value.............................. $15,726 $15,682
      Cash collateral on deposit from counterparties (2). $15,870 $15,981
      Security collateral on deposit from counterparties. $   188 $    --
      Reinvestment portfolio -- estimated fair value..... $15,803 $15,789

----------
(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

   Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

   Invested assets on deposit and pledged as collateral are presented in the table below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity securities, equity securities, and trading and other securities and at carrying value for mortgage loans.

                                                                DECEMBER 31,
                                                               ---------------
                                                                2011    2010
                                                               ------- -------
                                                                (IN MILLIONS)
  Invested assets on deposit (1).............................. $   976 $ 1,491
  Invested assets pledged as collateral (2)...................  17,280  17,738
                                                               ------- -------
   Total invested assets on deposit and pledged as collateral. $18,256 $19,229
                                                               ======= =======

----------
(1)The Company has invested assets on deposit with regulatory agencies consisting primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.

(2)The Company has pledged fixed maturity securities, mortgage loans and cash and cash equivalents in connection with various agreements and transactions, including funding agreements (see Note 8), derivative transactions (see
   Note 4), and short sale agreements (see "-- Trading and Other Securities").

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  MORTGAGE LOANS

   Mortgage loans are summarized as follows at:

                                                  DECEMBER 31,
                                         ------------------------------
                                              2011            2010
                                         --------------  --------------
                                         CARRYING % OF   CARRYING % OF
                                          VALUE   TOTAL   VALUE   TOTAL
                                         -------- -----  -------- -----
                                          (IN MILLIONS)   (IN MILLIONS)
       Mortgage loans:
        Commercial......................  $32,774  74.7%  $31,080  74.6%
        Agricultural....................   11,498  26.2    11,108  26.7
        Residential.....................        1    --         1    --
                                         -------- -----  -------- -----
          Subtotal......................   44,273 100.9    42,189 101.3
        Valuation allowances............    (393) (0.9)     (522) (1.3)
                                         -------- -----  -------- -----
            Total mortgage loans, net...  $43,880 100.0%  $41,667 100.0%
                                         ======== =====  ======== =====

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $286 million and $283 million at December 31, 2011 and 2010, respectively.

   The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                   COMMERCIAL AGRICULTURAL RESIDENTIAL  TOTAL
                                                   ---------- ------------ ----------- -------
                                                                  (IN MILLIONS)
DECEMBER 31, 2011:
Mortgage loans:
 Evaluated individually for credit losses.........    $    73      $   159         $-- $   232
 Evaluated collectively for credit losses.........     32,701       11,339           1  44,041
                                                   ---------- ------------ ----------- -------
   Total mortgage loans...........................     32,774       11,498           1  44,273
                                                   ---------- ------------ ----------- -------
Valuation allowances:
 Specific credit losses...........................         44           45          --      89
 Non-specifically identified credit losses........        274           30          --     304
                                                   ---------- ------------ ----------- -------
   Total valuation allowances.....................        318           75          --     393
                                                   ---------- ------------ ----------- -------
     Mortgage loans, net of valuation allowance...    $32,456      $11,423         $ 1 $43,880
                                                   ---------- ------------ ----------- -------
DECEMBER 31, 2010:
Mortgage loans:
 Evaluated individually for credit losses.........    $    96      $   147         $-- $   243
 Evaluated collectively for credit losses.........     30,984       10,961           1  41,946
                                                   ---------- ------------ ----------- -------
   Total mortgage loans...........................     31,080       11,108           1  42,189
                                                   ---------- ------------ ----------- -------
Valuation allowances:
 Specific credit losses...........................         13           52          --      65
 Non-specifically identified credit losses........        428           29          --     457
                                                   ---------- ------------ ----------- -------
   Total valuation allowances.....................        441           81          --     522
                                                   ---------- ------------ ----------- -------
     Mortgage loans, net of valuation allowance...    $30,639      $11,027         $ 1 $41,667
                                                   ========== ============ =========== =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables present the changes in the valuation allowance, by portfolio segment:

                                       MORTGAGE LOAN VALUATION ALLOWANCES
                                   ------------------------------------------
                                   COMMERCIAL AGRICULTURAL RESIDENTIAL TOTAL
                                   ---------- ------------ ----------- ------
                                                 (IN MILLIONS)
   Balance at January 1, 2009.....     $  184        $  58        $  2 $  244
   Provision (release)............        325           69          --    394
   Charge-offs, net of recoveries.       (17)         (25)         (2)   (44)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2009...        492          102          --    594
   Provision (release)............       (39)           12          --   (27)
   Charge-offs, net of recoveries.       (12)         (33)          --   (45)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2010...        441           81          --    522
   Provision (release)............      (111)          (2)          --  (113)
   Charge-offs, net of recoveries.       (12)          (4)          --   (16)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2011...     $  318        $  75        $ -- $  393
                                   ========== ============ =========== ======

   Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value. See Note 1 for a discussion of all credit quality indicators presented herein. Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                  COMMERCIAL
                       ----------------------------------------------------------------
                                   RECORDED INVESTMENT
                       -------------------------------------------
                       DEBT SERVICE COVERAGE RATIOS
                       -----------------------------         % OF     ESTIMATED   % OF
                       > 1.20X 1.00X - 1.20X < 1.00X  TOTAL  TOTAL   FAIR VALUE   TOTAL
                       ------- ------------- ------- ------- -----  ------------- -----
                                   (IN MILLIONS)                    (IN MILLIONS)
DECEMBER 31, 2011:
Loan-to-value ratios:
Less than 65%......... $20,510        $  389  $  332 $21,231  64.8%       $22,547  66.1%
65% to 75%............   6,919           237     268   7,424  22.6          7,734  22.6
76% to 80%............     950            98     200   1,248   3.8          1,251   3.7
Greater than 80%......   1,880           674     317   2,871   8.8          2,588   7.6
                       ------- ------------- ------- ------- -----  ------------- -----
 Total................ $30,259        $1,398  $1,117 $32,774 100.0%       $34,120 100.0%
                       ======= ============= ======= ======= =====  ============= =====
DECEMBER 31, 2010:
Loan-to-value ratios:
Less than 65%......... $13,864        $  100  $  425 $14,389  46.3%       $15,203  47.5%
65% to 75%............   7,658           611     343   8,612  27.7          8,955  28.0
76% to 80%............   2,534           166     128   2,828   9.1          2,883   9.0
Greater than 80%......   3,002         1,625     624   5,251  16.9          4,978  15.5
                       ------- ------------- ------- ------- -----  ------------- -----
 Total................ $27,058        $2,502  $1,520 $31,080 100.0%       $32,019 100.0%
                       ======= ============= ======= ======= =====  ============= =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Agricultural Mortgage Loans -- by Credit Quality Indicator. The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, is as shown below. The estimated fair value of agricultural mortgage loans was $11.9 billion and $11.3 billion at December 31, 2011 and 2010, respectively.

                                                AGRICULTURAL
                       --------------------------------------------------------------
                                                DECEMBER 31,
                       --------------------------------------------------------------
                                    2011                            2010
                       ------------------------------  ------------------------------
                       RECORDED INVESTMENT % OF TOTAL  RECORDED INVESTMENT % OF TOTAL
                       ------------------- ----------  ------------------- ----------
                          (IN MILLIONS)                   (IN MILLIONS)
Loan-to-value ratios:
Less than 65%.........             $10,378       90.2%             $ 9,896       89.1%
65% to 75%............                 732        6.4                  829        7.5
76% to 80%............                  12        0.1                   48        0.4
Greater than 80%......                 376        3.3                  335        3.0
                       ------------------- ----------  ------------------- ----------
 Total................             $11,498      100.0%             $11,108      100.0%
                       =================== ==========  =================== ==========

   Residential Mortgage Loans -- by Credit Quality Indicator. All residential mortgage loans were performing at both December 31, 2011 and 2010. The estimated fair value of residential mortgage loans was $1 million at both December 31, 2011 and 2010.

   Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio, with approximately 99% of all mortgage loans classified as performing at both December 31, 2011 and 2010. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, greater than 90 days past due and still accruing interest and in nonaccrual status, by portfolio segment, were as follows at:

                                                  GREATER THAN 90 DAYS PAST DUE STILL
                           PAST DUE                        ACCRUING INTEREST                   NONACCRUAL STATUS
              ----------------------------------- ----------------------------------- -----------------------------------
              DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2011 DECEMBER 31, 2010
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                             (IN MILLIONS)
Commercial...              $ 63              $ 51               $--               $--              $ 63              $  6
Agricultural.               139               145                27                 9               150               166
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
  Total......              $202              $196               $27               $ 9              $213              $172
              ================= ================= ================= ================= ================= =================

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Impaired Mortgage Loans. The unpaid principal balance, recorded investment, valuation allowances and carrying value, net of valuation allowances, for impaired mortgage loans, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at:

                                                IMPAIRED MORTGAGE LOANS
                    --------------------------------------------------------------------------------
                                                                LOANS WITHOUT
                        LOANS WITH A VALUATION ALLOWANCE     A VALUATION ALLOWANCE ALL IMPAIRED LOANS
                    ---------------------------------------- --------------------  ------------------
                     UNPAID                                   UNPAID                UNPAID
                    PRINCIPAL  RECORDED  VALUATION  CARRYING PRINCIPAL   RECORDED  PRINCIPAL CARRYING
                     BALANCE  INVESTMENT ALLOWANCES  VALUE    BALANCE   INVESTMENT  BALANCE   VALUE
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
                                                     (IN MILLIONS)
DECEMBER 31, 2011:
Commercial.........      $ 73       $ 73        $44     $ 29      $225        $209      $298     $238
Agricultural.......       160        159         45      114        62          60       222      174
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
  Total............      $233       $232        $89     $143      $287        $269      $520     $412
                    ========= ========== ========== ======== =========  ========== ========= ========
DECEMBER 31, 2010:
Commercial.........      $ 96       $ 96        $13     $ 83      $ 94        $ 82      $190     $165
Agricultural.......       146        146         52       94       107         104       253      198
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
  Total............      $242       $242        $65     $177      $201        $186      $443     $363
                    ========= ========== ========== ======== =========  ========== ========= ========

   Unpaid principal balance is generally prior to any charge-offs.

   The average investment in impaired mortgage loans, including those modified in a troubled debt restructuring, and the related interest income, by portfolio segment, for the years ended December 31, 2011 and 2010, and for all mortgage loans for the year ended December 31, 2009, was:

                                                 IMPAIRED MORTGAGE LOANS
                                       ---------------------------------------------
                                       AVERAGE INVESTMENT INTEREST INCOME RECOGNIZED
                                       ------------------ --------------------------
                                                          CASH BASIS  ACCRUAL BASIS
                                                          ----------  -------------
                                                      (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Commercial............................               $257         $4            $ 1
Agricultural..........................                239          3             --
                                       ------------------ ----------  -------------
 Total................................               $496         $7            $ 1
                                       ================== ==========  =============
FOR THE YEAR ENDED DECEMBER 31, 2010:
Commercial............................               $126         $3            $ 1
Agricultural..........................                259          6              2
                                       ------------------ ----------  -------------
 Total................................               $385         $9            $ 3
                                       ================== ==========  =============
FOR THE YEAR ENDED DECEMBER 31, 2009..               $288         $5            $ 1
                                       ================== ==========  =============

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Mortgage Loans Modified in a Troubled Debt Restructuring. See Note 1 for a discussion of loan modifications that are classified as troubled debt restructuring and the types of concessions typically granted. At December 31, 2011, the number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

                             MORTGAGE LOANS MODIFIED IN A TROUBLED DEBT
                                        RESTRUCTURING
                             ------------------------------------------
                                      DECEMBER 31, 2011
                             ------------------------------------------
                             NUMBER OF
                             MORTGAGE     CARRYING VALUE AFTER SPECIFIC
                               LOANS         VALUATION ALLOWANCE
                             ---------    -----------------------------
                                              PRE-          POST-
                                          MODIFICATION   MODIFICATION
                                          ------------   ------------
                                                (IN MILLIONS)
               Commercial...         4            $125           $ 87
               Agricultural.         9              40             40
                             ---------    ------------   ------------
                Total.......        13            $165           $127
                             =========    ============   ============

   During the previous 12 months, the Company had three agricultural mortgage loans, with a carrying value after specific valuation allowance of $11 million, modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. During the previous 12 months, there were no commercial mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

   Real estate investments by type consisted of the following:

                                                                   DECEMBER 31,
                                                     ----------------------------------------
                                                             2011                 2010
                                                     -------------------  -------------------
                                                       CARRYING    % OF     CARRYING    % OF
                                                         VALUE     TOTAL      VALUE     TOTAL
                                                     ------------- -----  ------------- -----
                                                     (IN MILLIONS)        (IN MILLIONS)
Traditional.........................................        $3,634  61.7%        $3,211  55.8%
Real estate joint ventures and funds................         2,060  35.0          2,279  39.6
                                                     ------------- -----  ------------- -----
   Real estate and real estate joint ventures.......         5,694  96.7          5,490  95.4
Foreclosed (commercial and agricultural)............           196   3.3             85   1.5
                                                     ------------- -----  ------------- -----
   Real estate held-for-investment..................         5,890 100.0          5,575  96.9
Real estate held-for-sale...........................             1    --            180   3.1
                                                     ------------- -----  ------------- -----
   Total real estate and real estate joint ventures.        $5,891 100.0%        $5,755 100.0%
                                                     ============= =====  ============= =====

   The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised primarily of wholly-owned real estate and, to a much lesser extent, joint ventures with interests in single property income-producing real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties, as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

   Properties acquired through foreclosure were $156 million, $48 million and $121 million for the years ended December 31, 2011, 2010 and 2009, respectively, and include commercial and agricultural properties. After the Company acquires properties through foreclosure, it evaluates whether the properties are appropriate for retention in its traditional real estate portfolio. Foreclosed real estate held at December 31, 2011 and 2010 includes those properties the Company has not selected for retention in its traditional real estate portfolio and which do not meet the criteria to be classified as held-for-sale.

   The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $1.1 billion and $1.3 billion at December 31, 2011 and 2010, respectively. Related depreciation expense on traditional wholly-owned real estate was $125 million, $134 million and $120 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include depreciation expense related to discontinued operations of $7 million, $16 million and $17 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   There were no impairments recognized on real estate held-for-investment for the year ended December 31, 2011. Impairments recognized on real estate held-for-investment were $27 million and $96 million for the years ended December 31, 2010 and 2009, respectively. Impairments recognized on real estate held-for-sale were $1 million for the year ended December 31, 2010. There were no impairments recognized on real estate held-for-sale for the years ended December 31, 2011 and 2009. The Company's carrying value of real estate held-for-sale has been reduced by impairments recorded prior to 2009 of $1 million at both December 31, 2011 and 2010. The carrying value of non-income producing real estate was $110 million and $94 million at December 31, 2011 and 2010, respectively.

  OTHER LIMITED PARTNERSHIP INTERESTS

   The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.3 billion and $4.5 billion at December 31, 2011 and 2010, respectively. Included within other limited partnership interests were $667 million and $604 million at December 31, 2011 and 2010, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally other limited partnership interests accounted for under the cost method, were $3 million, $2 million and $288 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures, tax credit partnerships and other funds. The portion of these investments accounted for under the equity method had a carrying value of $6.8 billion as of December 31, 2011. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $2.2 billion as of December 31, 2011. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

   As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2011, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. The Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

   As of, and for the year ended December 31, 2011, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $229.7 billion and $185.6 billion as of December 31, 2011 and 2010, respectively. Aggregate total liabilities of these entities totaled $22.2 billion and $30.6 billion as of December 31, 2011 and 2010, respectively. Aggregate net income (loss) of these entities totaled $8.4 billion, $16.5 billion and $22.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Aggregate net income (loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

  OTHER INVESTED ASSETS

   The following table presents the carrying value of the Company's other invested assets by type at:

                                                                            DECEMBER 31,
                                                              ----------------------------------------
                                                                      2011                 2010
                                                              -------------------  -------------------
                                                                CARRYING    % OF     CARRYING    % OF
                                                                  VALUE     TOTAL      VALUE     TOTAL
                                                              ------------- -----  ------------- -----
                                                              (IN MILLIONS)        (IN MILLIONS)
Freestanding derivatives with positive estimated fair values.       $ 6,936  55.5%        $3,311  42.3%
Leveraged leases, net of non-recourse debt...................         1,832  14.7          1,799  23.0
Loans to affiliates..........................................         1,600  12.8          1,415  18.1
Tax credit partnerships......................................         1,409  11.3            835  10.7
Joint venture investments....................................            59   0.5             51   0.7
Funds withheld...............................................            25   0.2             31   0.4
Other........................................................           644   5.0            380   4.8
                                                              ------------- -----  ------------- -----
 Total.......................................................       $12,505 100.0%        $7,822 100.0%
                                                              ============= =====  ============= =====

   See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See "-- Leveraged Leases" for the composition of leveraged leases. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. See "-- Related Party Investment Transactions" for information regarding certain loans to affiliates. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method. Joint venture investments are accounted for under the equity method and represent the Company's investment in an insurance underwriting joint venture in China. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Leveraged Leases

   Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                               DECEMBER 31,
                                                             -----------------
                                                               2011     2010
                                                             -------- --------
                                                               (IN MILLIONS)
Rental receivables, net..................................... $  1,761 $  1,783
Estimated residual values...................................    1,110    1,136
                                                             -------- --------
  Subtotal..................................................    2,871    2,919
Unearned income.............................................  (1,039)  (1,120)
                                                             -------- --------
   Investment in leveraged leases........................... $  1,832 $  1,799
                                                             ======== ========

   Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 34 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed monthly. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. As of December 31, 2011 and 2010, all rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.3 billion and $1.2 billion at December 31, 2011 and 2010, respectively.

   The components of income from investment in leveraged leases, excluding realized gains (losses) were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                            2011     2010    2009
                                                                            -----    -----   -----
                                                                              (IN MILLIONS)
Net income from investment in leveraged leases............................. $ 101    $ 102   $  92
Less: Income tax expense on leveraged leases...............................  (35)     (36)    (32)
                                                                            -----    -----   -----
Net investment income after income tax from investment in leveraged leases. $  66    $  66   $  60
                                                                            =====    =====   =====

  CASH EQUIVALENTS

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.2 billion and $3.1 billion at December 31, 2011 and 2010, respectively.

  PURCHASED CREDIT IMPAIRED INVESTMENTS

   Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

   The table below presents the purchased credit impaired fixed maturity securities held at:

                                                         DECEMBER 31,
                                                         -------------
                                                          2011   2010
                                                         ------ ------
                                                         (IN MILLIONS)
         Outstanding principal and interest balance (1). $3,708 $1,163
         Carrying value (2)............................. $2,675 $  913

----------
(1)Represents the contractually required payments which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

   The following table presents information about purchased credit impaired fixed maturity securities acquired during the periods, as of their respective acquisition dates:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2011         2010
                                                            ------       ------
                                                            (IN MILLIONS)
      Contractually required payments (including interest). $4,260       $1,605
      Cash flows expected to be collected (1).............. $3,603       $1,540
      Fair value of investments acquired................... $2,140       $  939

----------
(1)Represents undiscounted principal and interest cash flow expectations at the date of acquisition.

   The following table presents activity for the accretable yield on purchased credit impaired fixed maturity securities for:

                                                            DECEMBER 31,
                                                            -------------
                                                             2011   2010
                                                            ------ ------
                                                            (IN MILLIONS)
       Accretable yield, January 1,........................ $  436 $   --
       Investments purchased...............................  1,463    601
       Accretion recognized in earnings....................   (97)   (62)
       Reclassification (to) from nonaccretable difference.    176  (103)
                                                            ------ ------
       Accretable yield, December 31,...................... $1,978 $  436
                                                            ====== ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  VARIABLE INTEREST ENTITIES

   The Company holds investments in certain entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2011 and 2010. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                    DECEMBER 31,
                                        -------------------------------------
                                               2011               2010
                                        ------------------ ------------------
                                        TOTAL     TOTAL    TOTAL     TOTAL
                                        ASSETS LIABILITIES ASSETS LIABILITIES
                                        ------ ----------- ------ -----------
                                                    (IN MILLIONS)
   Other limited partnership interests.   $203        $  1   $194        $ 53
   CSEs (1)............................    146         138    243         226
   Other invested assets...............    102           1    108           1
   Real estate joint ventures..........     16          18     20          17
                                        ------ ----------- ------ -----------
      Total............................   $467        $158   $565        $297
                                        ====== =========== ====== ===========

----------
(1)The Company consolidates former QSPEs that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at both December 31, 2011 and 2010, respectively. The long-term debt presented below bears interest primarily at variable rates, payable on a bi-annual basis and is expected to be repaid over the next three years. Interest expense related to these obligations, included in other expenses, was $9 million and $15 million for the years ended December 31, 2011 and 2010, respectively. The assets and liabilities of these CSEs, at estimated fair value, were as follows at:

                                                          DECEMBER 31,
                                                          ------------
                                                          2011    2010
                                                          ----    ----
                                                          (IN MILLIONS)
            ASSETS:
             Trading and other securities................ $117    $201
             Cash and cash equivalents...................   21      39
             Accrued investment income...................    1       3
             Premiums, reinsurance and other receivables.    7      --
                                                            ----   ----
               Total assets.............................. $146    $243
                                                            ====   ====
            LIABILITIES:
             Long-term debt.............................. $116    $184
             Other liabilities...........................   22      42
                                                            ----   ----
               Total liabilities......................... $138    $226
                                                            ====   ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                             DECEMBER 31,
                                               -----------------------------------------
                                                       2011                 2010
                                               -------------------- --------------------
                                                          MAXIMUM              MAXIMUM
                                               CARRYING  EXPOSURE   CARRYING  EXPOSURE
                                                AMOUNT  TO LOSS (1)  AMOUNT  TO LOSS (1)
                                               -------- ----------- -------- -----------
                                                             (IN MILLIONS)
Fixed maturity securities available-for-sale:
   RMBS (2)...................................  $25,719     $25,719  $30,679     $30,679
   CMBS (2)...................................    9,105       9,105    9,701       9,701
   ABS (2)....................................    6,586       6,586    6,443       6,443
   U.S. corporate securities..................    1,593       1,593    1,283       1,283
   Foreign corporate securities...............      786         786    1,058       1,058
Other limited partnership interests...........    2,537       3,259    2,583       3,281
Other invested assets.........................      745       1,140      514         694
Real estate joint ventures....................       32          49       24          69
                                               -------- ----------- -------- -----------
     Total....................................  $47,103     $48,237  $52,285     $53,208
                                               ======== =========== ======== ===========

----------
(1)The maximum exposure to loss relating to the fixed maturity securities is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $264 million and $225 million at December 31, 2011 and 2010, respectively.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2011, 2010 and 2009.

  RELATED PARTY INVESTMENT TRANSACTIONS

   In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2011     2010    2009
                                                   ------   ------ --------
                                                       (IN MILLIONS)
Estimated fair value of invested assets
  transferred to affiliates....................... $  170   $  444 $     --
Amortized cost of invested assets transferred to
  affiliates...................................... $  164   $  431 $     --
Net investment gains (losses) recognized on
  transfers....................................... $    6   $   13 $     --
Estimated fair value of invested assets
  transferred from affiliates..................... $  132   $  582 $  1,019

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company has loans outstanding to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate. During 2011, the Company issued loans to Exeter totaling $525 million bringing the total loans outstanding to $1.6 billion and $1.0 billion at December 31, 2011 and 2010, respectively, which are included in other invested assets. The loans issued in 2011 of $150 million and $375 million are due on July 15, 2021 and December 16, 2021, respectively, and bear interest, payable semi-annually, at 5.64% and 5.86%, respectively. The loans issued in 2009 are due as follows: $500 million due on June 30, 2014, $250 million due on September 30, 2012 and $250 million due on September 30, 2016, respectively, and these amounts bear interest, payable semi-annually, at 6.44%, 5.33% and 7.44%, respectively. Both the principal and interest payments have been guaranteed by MetLife, Inc. Net investment income from this investment was $74 million, $64 million and $28 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company provides investment administrative services to certain affiliates. Investment administrative service charges to these affiliates, which reduced investment expenses, were $164 million, $107 million and $87 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also had additional affiliated net investment income of $3 million, $16 million and $16 million for the years ended December 31, 2011, 2010 and 2009, respectively.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

   See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

   See Note 5 for information about the fair value hierarchy for derivatives.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                   DECEMBER 31,
                                              -------------------------------------------------------
                                                         2011                        2010
                                              --------------------------- ---------------------------
                                                         ESTIMATED FAIR              ESTIMATED FAIR
                                                           VALUE (1)                   VALUE (1)
PRIMARY UNDERLYING                            NOTIONAL ------------------ NOTIONAL ------------------
RISK EXPOSURE            INSTRUMENT TYPE       AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
------------------  ------------------------- -------- ------ ----------- -------- ------ -----------
                                                                   (IN MILLIONS)
Interest rate       Interest rate swaps...... $ 36,069 $4,609      $  952 $ 25,614 $1,477      $  870
                    Interest rate floors.....   13,290    789          14   13,290    460           4
                    Interest rate caps.......   38,532     83          --   27,253    145          --
                    Interest rate futures....    2,675      6           2    1,246      7          --
                    Interest rate options....    4,624    326          --    5,680    107          23
                    Interest rate forwards...      845     81          14      445     --          36
                    Synthetic GICs...........    4,454     --          --    4,397     --          --
Foreign currency    Foreign currency swaps...   13,149    867         649   13,558  1,024         901
                    Foreign currency forwards    2,014     81          --    2,050     17          16
Credit              Credit default swaps.....    7,765     90          81    6,792     72          79
                    Credit forwards..........       20      4          --       90      2           3
Equity market       Equity futures...........       --     --          --        7     --          --
                    Equity options...........      135     --          --      176     --          --
                                              -------- ------ ----------- -------- ------ -----------
                     Total..................  $123,572 $6,936      $1,712 $100,598 $3,311      $1,932
                                              ======== ====== =========== ======== ====== ===========

----------
(1)The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2011:

                                                REMAINING LIFE
                           ---------------------------------------------------------
                                                      AFTER FIVE
                                       AFTER ONE YEAR    YEARS
                           ONE YEAR OR  THROUGH FIVE  THROUGH TEN AFTER TEN
                              LESS         YEARS         YEARS      YEARS    TOTAL
                           ----------- -------------- ----------- --------- --------
                                                 (IN MILLIONS)
Interest rate swaps.......     $ 4,799        $18,744     $ 4,622   $ 7,904 $ 36,069
Interest rate floors......          --          8,890       1,400     3,000   13,290
Interest rate caps........       3,250         31,271       4,011        --   38,532
Interest rate futures.....       2,675             --          --        --    2,675
Interest rate options.....          65          4,159         400        --    4,624
Interest rate forwards....         580            265          --        --      845
Synthetic GICs............       4,454             --          --        --    4,454
Foreign currency swaps....         727          5,946       4,738     1,738   13,149
Foreign currency forwards.       1,919             16          20        59    2,014
Credit default swaps......         161          6,970         634        --    7,765
Credit forwards...........          20             --          --        --       20
Equity futures............          --             --          --        --       --
Equity options............         135             --          --        --      135
                           ----------- -------------- ----------- --------- --------
   Total..................     $18,785        $76,261     $15,825   $12,701 $123,572
                           =========== ============== =========== ========= ========

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

   The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

   Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

   Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps in the preceding table. Structured interest rate swaps are not designated as hedging instruments.

   The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

   In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

   Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

   The Company writes covered call options on its portfolio of U.S. Treasury securities as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

   The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

   A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

   Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in net investment in foreign operations and non-qualifying hedging relationships.

   Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

   Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

   The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

   In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

   Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

   Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Inter-Bank Offered Rate ("LIBOR"), calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

  HEDGING

   The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                    DECEMBER 31,
                                               -----------------------------------------------------------
                                                          2011                          2010
                                               ----------------------------- -----------------------------
                                                        ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
                                               NOTIONAL -------------------- NOTIONAL --------------------
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS   AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
---------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                    (IN MILLIONS)
     Fair value hedges:
        Foreign currency swaps................  $ 2,622 $  312         $ 79   $ 3,737 $  572         $126
        Interest rate swaps...................    4,259  1,849           86     4,795    811          154
                                               -------- ------  -----------  -------- ------  -----------
            Subtotal..........................    6,881  2,161          165     8,532  1,383          280
                                               -------- ------  -----------  -------- ------  -----------
     Cash flow hedges:
        Foreign currency swaps................    5,135    314          160     4,487    193          212
        Interest rate swaps...................    2,875    852           --     2,602     95           71
        Interest rate forwards................      345     81           --       445     --           36
        Credit forwards.......................       20      4           --        90      2            3
                                               -------- ------  -----------  -------- ------  -----------
            Subtotal..........................    8,375  1,251          160     7,624    290          322
                                               -------- ------  -----------  -------- ------  -----------
           Total qualifying hedges............  $15,256 $3,412         $325   $16,156 $1,673         $602
                                               ======== ======  ===========  ======== ======  ===========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                 DECEMBER 31,
                                            -----------------------------------------------------------
                                                       2011                          2010
                                            ----------------------------- -----------------------------
                                                     ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL -------------------- NOTIONAL --------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                 (IN MILLIONS)
Interest rate swaps........................ $ 28,935 $1,908       $  866   $18,217 $  571       $  645
Interest rate floors.......................   13,290    789           14    13,290    460            4
Interest rate caps.........................   38,532     83           --    27,253    145           --
Interest rate futures......................    2,675      6            2     1,246      7           --
Interest rate options......................    4,624    326           --     5,680    107           23
Interest rate forwards.....................      500     --           14        --     --           --
Synthetic GICs.............................    4,454     --           --     4,397     --           --
Foreign currency swaps.....................    5,392    241          410     5,334    259          563
Foreign currency forwards..................    2,014     81           --     2,050     17           16
Credit default swaps.......................    7,765     90           81     6,792     72           79
Equity futures.............................       --     --           --         7     --           --
Equity options.............................      135     --           --       176     --           --
                                            -------- ------  -----------  -------- ------  -----------
   Total non-designated or non-qualifying
     derivatives........................... $108,316 $3,524       $1,387   $84,442 $1,638       $1,330
                                            ======== ======  ===========  ======== ======  ===========

  NET DERIVATIVE GAINS (LOSSES)

   The components of net derivative gains (losses) were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2011     2010    2009
                                                   ------   ------ --------
                                                       (IN MILLIONS)
       Derivatives and hedging gains (losses) (1). $2,040   $  353 $(2,842)
       Embedded derivatives.......................  (462)    (619)  (1,586)
                                                   ------   ------ --------
          Total net derivative gains (losses)..... $1,578   $(266) $(4,428)
                                                   ======   ====== ========

----------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents earned income on derivatives for the:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2011     2010    2009
                                                           -----    -----   -----
                                                             (IN MILLIONS)
    Qualifying hedges:
       Net investment income..............................  $ 96     $ 82   $  51
       Interest credited to policyholder account balances.   173      196     180
    Non-qualifying hedges:
       Net investment income..............................   (8)      (4)     (3)
       Net derivative gains (losses)......................   179       53    (51)
                                                           -----    -----   -----
           Total..........................................  $440     $327   $ 177
                                                           =====    =====   =====

  FAIR VALUE HEDGES

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments;
(ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table represents the amount of such net derivative gains (losses):

                                                               NET DERIVATIVE  NET DERIVATIVE INEFFECTIVENESS
                                                               GAINS (LOSSES)  GAINS (LOSSES)  RECOGNIZED IN
DERIVATIVES IN FAIR VALUE      HEDGED ITEMS IN FAIR VALUE        RECOGNIZED    RECOGNIZED FOR NET DERIVATIVE
HEDGING RELATIONSHIPS            HEDGING RELATIONSHIPS         FOR DERIVATIVES  HEDGED ITEMS  GAINS (LOSSES)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps:       Fixed maturity securities..........          $ (18)       $     18           $  --
                           PABs (1)...........................           1,019          (994)              25
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................               1              3               4
                           Foreign-denominated PABs (2).......              28           (55)            (27)
                                                               --------------- -------------- ---------------
   Total...................................................             $1,030       $(1,028)           $   2
                                                               ===============       ========           =====
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps:       Fixed maturity securities..........          $ (13)       $     15           $   2
                           PABs (1)...........................             153          (150)               3
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................              13           (13)              --
                           Foreign-denominated PABs (2).......              47           (34)              13
                                                               --------------- -------------- ---------------
   Total...................................................             $  200       $  (182)           $  18
                                                               ===============       ========           =====
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:       Fixed maturity securities..........          $   42       $   (35)           $   7
                           PABs (1)...........................           (956)            947             (9)
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................            (13)             10             (3)
                           Foreign-denominated PABs (2).......             351          (332)              19
                                                               --------------- -------------- ---------------
   Total...................................................             $(576)       $    590           $  14
                                                               ===============       ========           =====

----------
(1)Fixed rate liabilities.

(2)Fixed rate or floating rate liabilities.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments;
(ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities;
(iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (v) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring. The net amounts reclassified into net derivative gains (losses) for the years ended December 31, 2011,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010 and 2009 related to such discontinued cash flow hedges were gains (losses) of $3 million, $9 million and ($7) million, respectively.

   At December 31, 2011 and 2010, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed nine years and seven years, respectively.

   The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                                                       YEARS ENDED DECEMBER 31,
                                                                                       ------------------------
                                                                                        2011    2010     2009
                                                                                       ------   -----   ------
                                                                                          (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at January 1,.................. $   90   $(92)   $  137
Gains (losses) deferred in other comprehensive income (loss) on the effective portion
  of cash flow hedges.................................................................  1,231     134    (327)
Amounts reclassified to net derivative gains (losses).................................   (30)      46       93
Amounts reclassified to net investment income.........................................      2       3        7
Amounts reclassified to other expenses................................................     --     (1)       --
Amortization of transition adjustment.................................................     --      --      (2)
                                                                                         ------   -----  ------
Accumulated other comprehensive income (loss), balance at December 31,................ $1,293   $  90   $ (92)
                                                                                         ======   =====  ======

   At December 31, 2011, $26 million of deferred net gains (losses) on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                          AMOUNT OF GAINS             AMOUNT AND LOCATION
                                         (LOSSES) DEFERRED             OF GAINS (LOSSES)                AMOUNT AND LOCATION
                                       IN ACCUMULATED OTHER            RECLASSIFIED FROM                 OF GAINS (LOSSES)
DERIVATIVES IN CASH FLOW               COMPREHENSIVE INCOME     ACCUMULATED OTHER COMPREHENSIVE     RECOGNIZED IN INCOME (LOSS)
HEDGING RELATIONSHIPS                  (LOSS) ON DERIVATIVES    INCOME (LOSS) INTO INCOME (LOSS)          ON DERIVATIVES
-------------------------------------- --------------------- -------------------------------------- ---------------------------
                                                                                                     (INEFFECTIVE PORTION AND
                                                                                                       AMOUNT EXCLUDED FROM
                                        (EFFECTIVE PORTION)           (EFFECTIVE PORTION)             EFFECTIVENESS TESTING)
-                                      --------------------- -------------------------------------- ---------------------------
                                                             NET DERIVATIVE NET INVESTMENT  OTHER         NET DERIVATIVE
                                                             GAINS (LOSSES)     INCOME     EXPENSES       GAINS (LOSSES)
                                                             -------------- -------------- -------- ---------------------------
                                                                            (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps...................                $  919         $   --           $  1      $--                        $  1
Foreign currency swaps................                   166              7            (5)       --                           1
Interest rate forwards................                   128             22              2       --                           2
Credit forwards.......................                    18              1             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $1,231         $   30           $(2)      $--                        $  4
                                       ===================== ============== ============== ======== ===========================
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps...................                $   90         $   --           $ --      $ 1                        $  3
Foreign currency swaps................                    74           (56)            (6)       --                          --
Interest rate forwards................                  (35)             10              3       --                         (1)
Credit forwards.......................                     5             --             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $  134         $ (46)           $(3)      $ 1                        $  2
                                       ===================== ============== ============== ======== ===========================
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps...................                $ (47)         $   --           $ --      $--                        $(2)
Foreign currency swaps................                 (409)          (159)            (5)       --                         (1)
Interest rate forwards................                   130             66             --       --                          --
Credit forwards.......................                   (1)             --             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $(327)         $ (93)           $(5)      $--                        $(3)
                                       ===================== ============== ============== ======== ===========================

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

   The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

   When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of equity:

                                                                                             AMOUNT AND LOCATION
                                                                                             OF GAINS (LOSSES)
                                                                                             RECLASSIFIED FROM ACCUMULATED
                                                                                             OTHER COMPREHENSIVE INCOME
                                                                                             (LOSS) INTO INCOME (LOSS)
                                                           AMOUNT OF GAINS (LOSSES)          (EFFECTIVE PORTION)
                                                           DEFERRED IN ACCUMULATED           -----------------------------
                                                           OTHER COMPREHENSIVE INCOME (LOSS)  NET INVESTMENT
                                                           (EFFECTIVE PORTION)                GAINS (LOSSES)
                                                           --------------------------------- -----------------------------
                                                           YEARS ENDED DECEMBER 31,          YEARS ENDED DECEMBER 31,
DERIVATIVES AND NON-DERIVATIVE HEDGING INSTRUMENTS IN NET  --------------------------------- -----------------------------
INVESTMENT HEDGING RELATIONSHIPS (1), (2)                  2011       2010       2009        2011      2010      2009
---------------------------------------------------------  ----       ----       -----       ----      ----     ------
                                                                    (IN MILLIONS)
           Foreign currency forwards......................  $--        $--       $  --        $--       $--     $ (59)
           Foreign currency swaps.........................   --         --        (18)         --        --       (63)
           Non-derivative hedging instruments.............   --         --        (37)         --        --       (11)
                                                           ----       ----       -----       ----      ----     ------
              Total.......................................  $--        $--       $(55)        $--       $--     $(133)
                                                           ====       ====       =====       ====      ====     ======

----------
(1)During the years ended December 31, 2011 and 2010, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive income (loss) into earnings. During the year ended
   December 31, 2009, the Company substantially liquidated, through assumption reinsurance, the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive income (loss) into earnings. See Note 2.

(2)There was no ineffectiveness recognized for the Company's hedges of net investments in foreign operations. All components of each derivative and non-derivative hedging instrument's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2011 and 2010, there was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income
(loss) related to hedges of net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

   The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures to economically hedge liabilities; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates;
(vii) credit default swaps, TRRs and structured interest rate swaps to synthetically create investments; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios; (x) swaptions to hedge interest rate risk;
(xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered call options for income generation; (xiii) synthetic GICs; and (xiv) equity options to economically hedge certain invested assets against adverse changes in equity indices.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                    NET          NET
                                                 DERIVATIVE   INVESTMENT
                                               GAINS (LOSSES) INCOME (1)
                                               -------------- ----------
                                                     (IN MILLIONS)
        FOR THE YEAR ENDED DECEMBER 31, 2011:
        Interest rate swaps...................       $  1,073      $  --
        Interest rate floors..................            319         --
        Interest rate caps....................          (185)         --
        Interest rate futures.................            240         --
        Foreign currency swaps................             72         --
        Foreign currency forwards.............             31         --
        Equity options........................             --       (14)
        Interest rate options.................            246         --
        Interest rate forwards................           (14)         --
        Swap spreadlocks......................             --         --
        Credit default swaps..................             13          5
        Total rate of return swaps............             --         --
                                               -------------- ----------
         Total................................       $  1,795      $ (9)
                                               ============== ==========
        FOR THE YEAR ENDED DECEMBER 31, 2010:
        Interest rate swaps...................       $     74      $  --
        Interest rate floors..................             95         --
        Interest rate caps....................          (165)         --
        Interest rate futures.................            108         --
        Foreign currency swaps................            118         --
        Foreign currency forwards.............           (12)         --
        Equity options........................            (2)       (17)
        Interest rate options.................             30         --
        Interest rate forwards................              7         --
        Swap spreadlocks......................             --         --
        Credit default swaps..................             28        (2)
        Total rate of return swaps............             15         --
                                               -------------- ----------
         Total................................       $    296      $(19)
                                               ============== ==========
        FOR THE YEAR ENDED DECEMBER 31, 2009:
        Interest rate swaps...................       $  (880)      $  --
        Interest rate floors..................          (514)         --
        Interest rate caps....................             27         --
        Interest rate futures.................          (155)         --
        Foreign currency swaps................          (584)         --
        Foreign currency forwards.............          (151)         --
        Equity options........................              2        (2)
        Interest rate options.................          (379)         --
        Interest rate forwards................            (7)         --
        Swap spreadlocks......................           (38)         --
        Credit default swaps..................          (195)       (11)
        Total rate of return swaps............             63         --
                                               -------------- ----------
         Total................................       $(2,811)      $(13)
                                               ============== ==========

----------
(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

                     \METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CREDIT DERIVATIVES

   In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $5.4 billion and $4.2 billion at December 31, 2011 and 2010, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2011, the Company would have paid $29 million to terminate all of these contracts, and at December 31, 2010, the Company would have received
$49 million to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                              DECEMBER 31,
                                              -----------------------------------------------------------------------------
                                                               2011                                   2010
                                              -------------------------------------- --------------------------------------
                                                            MAXIMUM                                MAXIMUM
                                              ESTIMATED      AMOUNT                  ESTIMATED      AMOUNT
                                              FAIR VALUE   OF FUTURE      WEIGHTED   FAIR VALUE   OF FUTURE      WEIGHTED
                                              OF CREDIT  PAYMENTS UNDER   AVERAGE    OF CREDIT  PAYMENTS UNDER   AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED        DEFAULT   CREDIT DEFAULT   YEARS TO    DEFAULT   CREDIT DEFAULT   YEARS TO
CREDIT OBLIGATIONS (1)                          SWAPS      SWAPS (2)    MATURITY (3)   SWAPS      SWAPS (2)    MATURITY (3)
--------------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                    (IN MILLIONS)                          (IN MILLIONS)
Aaa/Aa/A
Single name credit default swaps (corporate).      $   3         $  488          3.1        $ 4         $  423          3.9
Credit default swaps referencing indices.....        (1)          2,150          3.0         34          2,247          3.7
                                              ---------- --------------              ---------- --------------
  Subtotal...................................          2          2,638          3.0         38          2,670          3.7
                                              ---------- --------------              ---------- --------------
Baa
Single name credit default swaps (corporate).       (10)            750          3.6          5            730          4.4
Credit default swaps referencing indices.....       (19)          1,959          4.9          6            728          5.0
                                              ---------- --------------              ---------- --------------
  Subtotal...................................       (29)          2,709          4.5         11          1,458          4.7
                                              ---------- --------------              ---------- --------------
Ba
Single name credit default swaps (corporate).         --             25          3.5         --             25          4.4
Credit default swaps referencing indices.....         --             --           --         --             --           --
                                              ---------- --------------              ---------- --------------
  Subtotal...................................         --             25          3.5         --             25          4.4
                                              ---------- --------------              ---------- --------------
B
Single name credit default swaps (corporate).         --             --           --         --             --           --
Credit default swaps referencing indices.....        (2)             25          4.8         --             --           --
                                              ---------- --------------              ---------- --------------
  Subtotal...................................        (2)             25          4.8         --             --           --
                                              ---------- --------------              ---------- --------------
   Total.....................................      $(29)         $5,397          3.8        $49         $4,153          4.1
                                              ========== ==============              ========== ==============

----------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

   The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $5.4 billion and $4.2 billion from the table above were $80 million and $120 million at December 31, 2011 and 2010, respectively.

  CREDIT RISK ON FREESTANDING DERIVATIVES

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

   The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

   The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivative instruments. At December 31, 2011 and 2010, the Company was obligated to return cash collateral under its control of $4.4 billion and $1.0 billion, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2011 and 2010, the Company had received collateral consisting of various securities with a fair market value of $768 million and $501 million, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2011, none of the collateral had been sold or repledged.

   The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

   The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                   ESTIMATED FAIR VALUE OF FAIR VALUE OF INCREMENTAL COLLATERAL
                                                    COLLATERAL PROVIDED:              PROVIDED UPON:
-                                                  ----------------------- ------------------------------------
                                                                                          DOWNGRADE IN THE
                                                                           ONE NOTCH  COMPANY'S CREDIT RATING
                                                                           DOWNGRADE  TO A LEVEL THAT TRIGGERS
                                    ESTIMATED                               IN THE         FULL OVERNIGHT
                                FAIR VALUE (1) OF                          COMPANY'S    COLLATERALIZATION OR
                                DERIVATIVES IN NET FIXED MATURITY           CREDIT          TERMINATION
                                LIABILITY POSITION SECURITIES (2) CASH (3)  RATING   OF THE DERIVATIVE POSITION
-                               ------------------ -------------- -------- --------- --------------------------
                                                                 (IN MILLIONS)
DECEMBER 31, 2011:
Derivatives subject to credit-
  contingent provisions........               $151           $ 94      $--       $25                       $ 64
Derivatives not subject to
  credit-contingent provisions.                 --             --       --        --                         --
                                ------------------ -------------- -------- --------- --------------------------
 Total.........................               $151           $ 94      $--       $25                       $ 64
                                ================== ============== ======== ========= ==========================
DECEMBER 31, 2010:
Derivatives subject to credit-
  contingent provisions........               $243           $120      $--       $35                       $110
Derivatives not subject to
  credit-contingent provisions.                  1             --        1        --                         --
                                ------------------ -------------- -------- --------- --------------------------
 Total.........................               $244           $120      $ 1       $35                       $110
                                ================== ============== ======== ========= ==========================

----------
(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

(3)Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

   Without considering the effect of netting agreements, the estimated fair value of the Company's OTC derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2011 was $216 million. At December 31, 2011, the Company provided collateral of $94 million in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and (ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2011 would be $122 million. This amount does not consider gross derivative assets of $65 million for which the Company has the contractual right of offset.

   The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2011 and 2010, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2011 and 2010, the Company provided cash collateral for exchange-traded futures of $37 million and $21 million, respectively, which is included in premiums, reinsurance and other receivables.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  EMBEDDED DERIVATIVES

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and options embedded in debt or equity securities.

   The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                DECEMBER 31,
                                                                ------------
                                                                 2011   2010
                                                                ------  -----
                                                                (IN MILLIONS)
   Net embedded derivatives within asset host contracts:
    Ceded guaranteed minimum benefits.......................... $1,163  $ 295
    Options embedded in debt or equity securities..............   (15)   (24)
                                                                ------  -----
      Net embedded derivatives within asset host contracts..... $1,148  $ 271
                                                                ======  =====
   Net embedded derivatives within liability host contracts:
    Direct guaranteed minimum benefits......................... $  307  $(77)
    Funds withheld on ceded reinsurance........................  1,646    754
    Other......................................................     17     11
                                                                ------  -----
      Net embedded derivatives within liability host contracts. $1,970  $ 688
                                                                ======  =====

   The following table presents changes in estimated fair value related to embedded derivatives:

                                                 YEARS ENDED DECEMBER 31,
                                                 ----------------------
                                                  2011     2010    2009
                                                 ------   ------ --------
                                                     (IN MILLIONS)
         Net derivative gains (losses) (1), (2). $(462)   $(619) $(1,586)

----------

(1)The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were $88 million, ($43) million and ($380) million for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($219) million, $82 million and $624 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(2)See Note 9 for discussion of affiliated net derivative gains (losses) included in the table above.

5.  FAIR VALUE

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

   The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                                   DECEMBER 31, 2011
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................            $    --          $ 56,777      $ 4,919  $ 61,696
  Foreign corporate securities...............................                 --            26,888        2,258    29,146
  U.S. Treasury and agency securities........................             11,450            14,369           25    25,844
  RMBS.......................................................                 --            25,028          691    25,719
  CMBS.......................................................                 --             8,886          219     9,105
  ABS........................................................                 --             5,440        1,146     6,586
  State and political subdivision securities.................                 --             6,182           --     6,182
  Foreign government securities..............................                 --             3,609          291     3,900
                                                              ------------------ ----------------- ------------ ---------
   Total fixed maturity securities...........................             11,450           147,179        9,549   168,178
                                                              ------------------ ----------------- ------------ ---------
Equity securities:
  Common stock...............................................                 79               673          104       856
  Non-redeemable preferred stock.............................                 --               129          293       422
                                                              ------------------ ----------------- ------------ ---------
   Total equity securities...................................                 79               802          397     1,278
                                                              ------------------ ----------------- ------------ ---------
Trading and other securities:
  Actively Traded Securities.................................                 --               473           --       473
  FVO general account securities.............................                 --                93           14       107
  FVO securities held by CSEs................................                 --               117           --       117
                                                              ------------------ ----------------- ------------ ---------
   Total trading and other securities........................                 --               683           14       697
                                                              ------------------ ----------------- ------------ ---------
Short-term investments (1)...................................              1,641             4,364          134     6,139
Derivative assets: (2)
  Interest rate contracts....................................                  6             5,807           81     5,894
  Foreign currency contracts.................................                 --               892           56       948
  Credit contracts...........................................                 --                71           23        94
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative assets...................................                  6             6,770          160     6,936
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within asset host contracts (3).....                 --                --        1,163     1,163
Separate account assets (4)..................................             22,445            83,151        1,082   106,678
                                                              ------------------ ----------------- ------------ ---------
    Total assets.............................................            $35,621          $242,949      $12,499  $291,069
                                                              ================== ================= ============ =========
LIABILITIES:
Derivative liabilities: (2)
  Interest rate contracts....................................            $     2          $    966      $    14  $    982
  Foreign currency contracts.................................                 --               649           --       649
  Credit contracts...........................................                 --                59           22        81
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative liabilities..............................                  2             1,674           36     1,712
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within liability host contracts (3).                 --                17        1,953     1,970
Long-term debt of CSEs.......................................                 --                --          116       116
Trading liabilities (5)......................................                124                 3           --       127
                                                              ------------------ ----------------- ------------ ---------
    Total liabilities........................................            $   126          $  1,694      $ 2,105  $  3,925
                                                              ================== ================= ============ =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                   DECEMBER 31, 2010
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................            $    --          $ 48,064      $ 5,063  $ 53,127
  Foreign corporate securities...............................                 --            27,771        2,796    30,567
  U.S. Treasury and agency securities........................              7,728            13,205           44    20,977
  RMBS.......................................................                274            28,420        1,985    30,679
  CMBS.......................................................                 --             9,540          161     9,701
  ABS........................................................                 --             4,929        1,514     6,443
  State and political subdivision securities.................                 --             4,583            1     4,584
  Foreign government securities..............................                 --             3,286          171     3,457
                                                              ------------------ ----------------- ------------ ---------
   Total fixed maturity securities...........................              8,002           139,798       11,735   159,535
                                                              ------------------ ----------------- ------------ ---------
Equity securities:
  Common stock...............................................                176               717           79       972
  Non-redeemable preferred stock.............................                 --               216          633       849
                                                              ------------------ ----------------- ------------ ---------
   Total equity securities...................................                176               933          712     1,821
                                                              ------------------ ----------------- ------------ ---------
Trading and other securities:
  Actively Traded Securities.................................                 --               453           10       463
  FVO general account securities.............................                 --                21           50        71
  FVO securities held by CSEs................................                 --               201           --       201
                                                              ------------------ ----------------- ------------ ---------
   Total trading and other securities........................                 --               675           60       735
                                                              ------------------ ----------------- ------------ ---------
Short-term investments (1)...................................              1,001               845          379     2,225
Derivative assets: (2)
  Interest rate contracts....................................                  7             2,175           14     2,196
  Foreign currency contracts.................................                 --               995           46     1,041
  Credit contracts...........................................                 --                35           39        74
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative assets...................................                  7             3,205           99     3,311
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within asset host contracts (3).....                 --                --          295       295
Separate account assets (4)..................................             19,550            76,770        1,509    97,829
                                                              ------------------ ----------------- ------------ ---------
    Total assets.............................................            $28,736          $222,226      $14,789  $265,751
                                                              ================== ================= ============ =========
LIABILITIES:
Derivative liabilities: (2)
  Interest rate contracts....................................            $    --          $    896      $    37  $    933
  Foreign currency contracts.................................                 --               917           --       917
  Credit contracts...........................................                 --                76            6        82
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative liabilities..............................                 --             1,889           43     1,932
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within liability host contracts (3).                 --                11          677       688
Long-term debt of CSEs.......................................                 --                --          184       184
Trading liabilities (5)......................................                 46                --           --        46
                                                              ------------------ ----------------- ------------ ---------
    Total liabilities........................................            $    46          $  1,900      $   904  $  2,850
                                                              ================== ================= ============ =========

----------
(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented in the consolidated balance sheets within PABs and other liabilities. At December 31, 2011, fixed maturity securities and equity securities also included embedded derivatives of less than $1 million and ($15) million, respectively. At December 31, 2010, fixed maturity securities and equity securities included embedded derivatives of $1 million and ($25) million, respectively.

(4)Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

   See Note 3 for discussion of CSEs included in the tables above and for certain prior year amounts which have been reclassified to conform with the 2011 presentation.

   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   When available, the estimated fair value of the Company's fixed maturity securities, equity securities, trading and other securities and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

   When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

   The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

   When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

market participants would use when pricing such securities and are considered appropriate given the circumstances.

   The estimated fair value of FVO securities held by CSEs is determined on a basis consistent with the methodologies described herein for fixed maturity securities and equity securities. The Company consolidates certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and other securities.

   The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

   Most inputs for OTC derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Embedded Derivatives Within Asset and Liability Host Contracts

   Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees and certain funding agreements with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

   The fair value of these guarantees is estimated using the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates.

   The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs.

   The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for nonperformance risk. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Separate Account Assets

   Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Long-term Debt of CSEs

   The Company has elected the FVO for the long-term debt of CSEs. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Trading Liabilities

   Trading liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. The estimated fair value of trading liabilities is determined on a basis consistent with the methodologies described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments."

   VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

   A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

   The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

   While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect management's own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

   These securities are comprised of U.S. Treasury and agency securities, RMBS principally to-be-announced securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Derivative Assets and Derivative Liabilities

   These assets and liabilities are comprised of exchange-traded derivatives. Valuation of these assets and liabilities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Separate Account Assets

   These assets are comprised of (i) securities that are similar in nature to the fixed maturity securities, equity securities and short-term investments referred to above; and (ii) certain exchange-traded derivatives, including financial futures and owned options. Valuation of these assets is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 2 securities described below.

   U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

   Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

   Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Common and non-redeemable preferred stock. These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

  Derivative Assets and Derivative Liabilities

   This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

  Interest rate contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and repurchase rates.

   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

  Foreign currency contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

  Credit contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

  Equity market contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels and dividend yield curves.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

  Embedded Derivatives Contained in Certain Funding Agreements

   These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the spot equity and bond index level.

  Separate Account Assets

   These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities, short-term investments and derivative assets referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

   In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in Level 2 Measurements. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

   U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

   Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and RMBS supported by sub-prime mortgage loans included in this level are valued based on inputs including

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

   Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

   Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  Derivative Assets and Derivative Liabilities

   These derivatives are principally valued using an income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

  Interest rate contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

    Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and interest rate volatility.

  Foreign currency contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and cross currency basis curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Credit contracts.

    Non-option-based -- Significant unobservable inputs may include credit spreads, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Equity market contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves and equity volatility.

  Direct Guaranteed Minimum Benefits

   These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

  Reinsurance Ceded on Certain Guaranteed Minimum Benefits

   These embedded derivatives are principally valued using an income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those previously described under "Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

  Embedded Derivatives Within Funds Withheld Related to Certain Ceded
  Reinsurance

   These embedded derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

   These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities and derivative assets referred to above. Separate account assets within this level also include mortgage loans and other limited partnership interests. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

  Long-term Debt of CSEs

   The estimated fair value of the long-term debt of the Company's CSEs are priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived from or corroborated by observable market data.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


TRANSFERS BETWEEN LEVELS 1 AND 2:

   During the years ended December 31, 2011 and 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

   Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the years ended December 31, 2011 and 2010 are summarized below.

   Transfers into Level 3 were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade), which have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value.

   During the year ended December 31, 2011, transfers into Level 3 for fixed maturity securities of $299 million and for separate account assets of $18 million, were principally comprised of certain U.S. and foreign corporate securities. During the year ended December 31, 2010, transfers into Level 3 for fixed maturity securities of $1.3 billion and for separate account assets of $46 million, were principally comprised of certain U.S. and foreign corporate securities.

   Transfers out of Level 3 resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

   During the year ended December 31, 2011, transfers out of Level 3 for fixed maturity securities of $3.1 billion and for separate account assets of $252 million, were principally comprised of certain RMBS, U.S. and foreign corporate securities, and ABS. During the year ended December 31, 2010, transfers out of Level 3 for fixed maturity securities of $1.1 billion and for separate account assets of $231 million, were principally comprised of certain U.S. and foreign corporate securities, RMBS, ABS and foreign government securities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective time periods:

                                                  FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                               -----------------------------------------------------------------------------
                                                                        FIXED MATURITY SECURITIES:
                                               -----------------------------------------------------------------------------
                                                                        U.S.                           STATE AND
                                                  U.S.     FOREIGN    TREASURY                         POLITICAL   FOREIGN
                                               CORPORATE  CORPORATE  AND AGENCY                       SUBDIVISION GOVERNMENT
                                               SECURITIES SECURITIES SECURITIES   RMBS   CMBS   ABS   SECURITIES  SECURITIES
                                               ---------- ---------- ---------- -------- ----- ------ ----------- ----------
                                                                               (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,...........................     $5,063   $  2,796      $  44 $  1,985 $ 161 $1,514        $  1      $ 171
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
   Net investment income......................          4          7         --       10    --      2          --          6
   Net investment gains (losses)..............       (15)         16         --     (10)   (1)   (12)          --         --
   Net derivative gains (losses)..............         --         --         --       --    --     --          --         --
 Other comprehensive income (loss)............        258       (24)          2     (52)    28     42          --         17
Purchases (3).................................        789        915         --       78   106    670          --        118
Sales (3).....................................      (653)    (1,129)        (1)    (127)  (86)  (370)          --       (21)
Issuances (3).................................         --         --         --       --    --     --          --         --
Settlements (3)...............................         --         --         --       --    --     --          --         --
Transfers into Level 3 (4)....................        122        155         --       --    11     11          --         --
Transfers out of Level 3 (4)..................      (649)      (478)       (20)  (1,193)    --  (711)         (1)         --
                                               ---------- ---------- ---------- -------- ----- ------ ----------- ----------
Balance, December 31,.........................     $4,919   $  2,258      $  25 $    691 $ 219 $1,146        $ --      $ 291
                                               ========== ========== ========== ======== ===== ====== =========== ==========
Changes in unrealized gains (losses) relating
 to assets and liabilities still held at
 December 31, 2011 included in earnings:
   Net investment income......................     $    4   $      5      $  -- $     11 $  -- $    2        $ --      $   5
   Net investment gains (losses)..............     $ (27)   $   (22)      $  -- $   (10) $  -- $  (9)        $ --      $  --
   Net derivative gains (losses)..............     $   --   $     --      $  -- $     -- $  -- $   --        $ --      $  --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              -------------------------------------------------------------------------
                                              EQUITY SECURITIES:    TRADING AND OTHER SECURITIES:
                                              --------------------- --------------------------
                                                          NON-                         FVO
                                                       REDEEMABLE    ACTIVELY        GENERAL                    SEPARATE
                                              COMMON   PREFERRED      TRADED         ACCOUNT      SHORT-TERM    ACCOUNT
                                              STOCK      STOCK      SECURITIES      SECURITIES    INVESTMENTS  ASSETS (5)
                                              ------   ----------   ----------      ----------    -----------  ----------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..........................  $  79       $  633         $ 10           $  50         $  379      $1,509
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................     --           --           --             (6)              1          --
  Net investment gains (losses)..............     11         (45)           --              --            (1)         101
  Net derivative gains (losses)..............     --           --           --              --             --          --
 Other comprehensive income (loss)...........     11            1           --              --             --          --
Purchases (3)................................     22            2           --              --            134         188
Sales (3)....................................   (20)        (298)          (8)            (30)          (379)       (482)
Issuances (3)................................     --           --           --              --             --          --
Settlements (3)..............................     --           --           --              --             --          --
Transfers into Level 3 (4)...................      1           --           --              --             --          18
Transfers out of Level 3 (4).................     --           --          (2)              --             --       (252)
                                              ------   ----------   ----------      ----------    -----------  ----------
Balance, December 31,........................  $ 104       $  293         $ --           $  14         $  134      $1,082
                                              ======   ==========   ==========      ==========    ===========  ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2011 included in
 earnings:
  Net investment income......................  $  --       $   --         $ --           $ (6)         $    1      $   --
  Net investment gains (losses)..............  $ (6)       $ (16)         $ --           $  --         $  (1)      $   --
  Net derivative gains (losses)..............  $  --       $   --         $ --           $  --         $   --      $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              --------------------------------------------------------------------
                                                       NET DERIVATIVES: (6)
                                              ---------------------------------------
                                              INTEREST      FOREIGN             EQUITY         NET
                                                RATE       CURRENCY   CREDIT    MARKET      EMBEDDED      LONG-TERM
                                              CONTRACTS    CONTRACTS CONTRACTS CONTRACTS DERIVATIVES (7) DEBT OF CSES
                                              ---------    --------- --------- --------- --------------- ------------
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..........................     $(23)          $46     $  33       $--          $(382)       $(184)
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................        --           --        --        --              --           --
  Net investment gains (losses)..............        --           --        --        --              --          (8)
  Net derivative gains (losses)..............       (7)           10      (33)        --           (458)           --
 Other comprehensive income (loss)...........       130           --        14        --              --           --
Purchases (3)................................        --           --        --        --              --           --
Sales (3)....................................        --           --        --        --              --           --
Issuances (3)................................        --           --       (2)        --              --           --
Settlements (3)..............................      (33)           --      (11)        --              50           76
Transfers into Level 3 (4)...................        --           --        --        --              --           --
Transfers out of Level 3 (4).................        --           --        --        --              --           --
                                              ---------    --------- --------- --------- --------------- ------------
Balance, December 31,........................     $  67          $56     $   1       $--          $(790)       $(116)
                                              =========    ========= ========= ========= =============== ============
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2011 included in
 earnings:
  Net investment income......................     $  --          $--     $  --       $--          $   --       $   --
  Net investment gains (losses)..............     $  --          $--     $  --       $--          $   --       $  (8)
  Net derivative gains (losses)..............     $(13)          $10     $(32)       $--          $(454)       $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              ---------------------------------------------------------------------------
                                                                      FIXED MATURITY SECURITIES:
                                              ---------------------------------------------------------------------------
                                                                       U.S.                         STATE AND
                                                 U.S.     FOREIGN    TREASURY                       POLITICAL   FOREIGN
                                              CORPORATE  CORPORATE  AND AGENCY                     SUBDIVISION GOVERNMENT
                                              SECURITIES SECURITIES SECURITIES  RMBS  CMBS   ABS   SECURITIES  SECURITIES
                                              ---------- ---------- ---------- ------ ----- ------ ----------- ----------
                                                                             (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................     $4,674     $3,456        $-- $2,290 $  87 $  958       $  20     $  249
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................         17        (1)         --     63     2      5          --          5
  Net investment gains (losses)..............       (10)       (32)         --   (47)   (2)   (33)          --        (1)
  Net derivative gains (losses)..............         --         --         --     --    --     --          --         --
 Other comprehensive income (loss)...........        184        179         --    234    50    113          --         16
Purchases, sales, issuances and settlements
 (3).........................................      (400)      (709)         22  (420)  (21)    581           2         15
Transfers into Level 3 (4)...................        751        351         22     57    45     29          --         --
Transfers out of Level 3 (4).................      (153)      (448)         --  (192)    --  (139)        (21)      (113)
                                              ---------- ---------- ---------- ------ ----- ------ ----------- ----------
Balance, December 31,........................     $5,063     $2,796        $44 $1,985 $ 161 $1,514       $   1     $  171
                                              ========== ========== ========== ====== ===== ====== =========== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................     $    8     $  (2)        $-- $   62 $   1 $    5       $  --     $    5
  Net investment gains (losses)..............     $ (32)     $ (43)        $-- $ (26) $ (2) $ (23)       $  --     $   --
  Net derivative gains (losses)..............     $   --     $   --        $-- $   -- $  -- $   --       $  --     $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              -------------------------------------------------------------------------
                                              EQUITY SECURITIES:    TRADING AND OTHER SECURITIES:
                                              --------------------- --------------------------
                                                          NON-                         FVO
                                                       REDEEMABLE    ACTIVELY        GENERAL                    SEPARATE
                                              COMMON   PREFERRED      TRADED         ACCOUNT      SHORT-TERM    ACCOUNT
                                              STOCK      STOCK      SECURITIES      SECURITIES    INVESTMENTS  ASSETS (5)
                                              ------   ----------   ----------      ----------    -----------  ----------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................   $ 64       $  793        $  32           $  51           $  8      $1,583
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................     --           --           --              10              1          --
  Net investment gains (losses)..............    (1)           30           --              --             --         142
  Net derivative gains (losses)..............     --           --           --              --             --          --
 Other comprehensive income (loss)...........     --            2           --              --             --          --
Purchases, sales, issuances and settlements
 (3).........................................     16        (192)         (22)            (30)            370        (31)
Transfers into Level 3 (4)...................      1           --           --              37             --          46
Transfers out of Level 3 (4).................    (1)           --           --            (18)             --       (231)
                                              ------   ----------   ----------      ----------    -----------  ----------
Balance, December 31,........................   $ 79       $  633        $  10           $  50           $379      $1,509
                                              ======   ==========   ==========      ==========    ===========  ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................   $ --       $   --        $  --           $  13           $  1      $   --
  Net investment gains (losses)..............   $(2)       $  (3)        $  --           $  --           $ --      $   --
  Net derivative gains (losses)..............   $ --       $   --        $  --           $  --           $ --      $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              ------------------------------------------------------------------------
                                                       NET DERIVATIVES: (6)
                                              ---------------------------------------
                                              INTEREST   FOREIGN             EQUITY         NET
                                                RATE    CURRENCY   CREDIT    MARKET      EMBEDDED        LONG-TERM
                                              CONTRACTS CONTRACTS CONTRACTS CONTRACTS DERIVATIVES (7) DEBT OF CSES (8)
                                              --------- --------- --------- --------- --------------- ----------------
                                                                           (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................     $  --     $  53      $ 37      $  2          $  166           $   --
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................        --        --        --        --              --               --
  Net investment gains (losses)..............        --        --        --        --              --               48
  Net derivative gains (losses)..............        23        28         2       (2)           (588)               --
 Other comprehensive income (loss)...........      (36)        --         1        --              --               --
Purchases, sales, issuances and settlements
 (3).........................................      (10)      (35)       (7)        --              40            (232)
Transfers into Level 3 (4)...................        --        --        --        --              --               --
Transfers out of Level 3 (4).................        --        --        --        --              --               --
                                              --------- --------- --------- --------- --------------- ----------------
Balance, December 31,........................     $(23)     $  46      $ 33      $ --          $(382)           $(184)
                                              ========= ========= ========= ========= =============== ================
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................     $  --     $  --      $ --      $ --          $   --           $   --
  Net investment gains (losses)..............     $  --     $  --      $ --      $ --          $   --           $   48
  Net derivative gains (losses)..............     $  23     $  21      $  3      $(2)          $(584)           $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              --------------------------------------------------------------------------
                                                                      FIXED MATURITY SECURITIES:
                                              --------------------------------------------------------------------------
                                                                       U.S.                        STATE AND
                                                 U.S.     FOREIGN    TREASURY                      POLITICAL   FOREIGN
                                              CORPORATE  CORPORATE  AND AGENCY                    SUBDIVISION GOVERNMENT
                                              SECURITIES SECURITIES SECURITIES  RMBS  CMBS   ABS  SECURITIES  SECURITIES
                                              ---------- ---------- ---------- ------ ----- ----- ----------- ----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..........................   $  5,089     $3,367      $  48 $1,077 $ 138 $ 783       $  76      $ 202
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................         12        (8)         --     36    --     2          --          3
  Net investment gains (losses)..............      (288)      (202)         --   (22)     6  (44)          --        (1)
  Net derivative gains (losses)..............         --         --         --     --    --    --          --         --
 Other comprehensive income (loss)...........        572      1,156         --    148     4   213           1         18
Purchases, sales, issuances and settlements
 (3).........................................    (1,002)      (614)       (27)  1,104  (38)  (31)        (15)         66
Transfers into and/or out of Level 3 (4).....        291      (243)       (21)   (53)  (23)    35        (42)       (39)
                                              ---------- ---------- ---------- ------ ----- ----- ----------- ----------
Balance, December 31,........................   $  4,674     $3,456      $  -- $2,290 $  87 $ 958       $  20      $ 249
                                              ========== ========== ========== ====== ===== ===== =========== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2009 included in
 earnings:
  Net investment income......................   $     11     $  (7)      $  -- $   36 $  -- $   2       $  --      $   3
  Net investment gains (losses)..............   $  (281)     $(106)      $  -- $ (41) $ (5) $(50)       $  --      $  --
  Net derivative gains (losses)..............   $     --     $   --      $  -- $   -- $  -- $  --       $  --      $  --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                         -----------------------------------------------------------------------------------
                                         EQUITY SECURITIES:
                                         -----------------
                                                    NON-                 TRADING
                                                 REDEEMABLE                AND                           NET        SEPARATE
                                         COMMON  PREFERRED  SHORT-TERM    OTHER          NET          EMBEDDED      ACCOUNT
                                         STOCK     STOCK    INVESTMENTS SECURITIES DERIVATIVES (6) DERIVATIVES (7) ASSETS (5)
                                         ------  ---------- ----------- ---------- --------------- --------------- ----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,.....................   $ 59      $  918       $  75      $ 116           $(19)        $  1,702     $1,486
Total realized/unrealized gains
 (losses) included in:
 Earnings: (1), (2)
  Net investment income.................     --          --          --         16              --              --         --
  Net investment gains (losses).........    (2)       (251)         (9)         --              --              --      (221)
  Net derivative gains (losses).........     --          --          --         --              35         (1,570)         --
 Other comprehensive income (loss)......    (2)         355          --         --             (1)              --         --
Purchases, sales, issuances, and
 settlements (3)........................      9       (190)        (53)       (49)              79              34        452
Transfers into and/or out of Level 3 (4)     --        (39)         (5)         --             (2)              --      (134)
                                         ------  ---------- ----------- ---------- --------------- --------------- ----------
Balance, December 31,...................   $ 64      $  793       $   8      $  83           $  92        $    166     $1,583
                                         ======  ========== =========== ========== =============== =============== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities
 still held at December 31, 2009
 included in earnings:
  Net investment income.................   $ --      $   --       $  --      $  15           $  --        $     --     $   --
  Net investment gains (losses).........   $(1)      $(128)       $  --      $  --           $  --        $     --     $   --
  Net derivative gains (losses).........   $ --      $   --       $  --      $  --           $  96        $(1,568)     $   --

----------
(1)Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities are included within net investment gains (losses). Lapses associated with embedded derivatives are included within net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements.

(4)Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(6)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(7)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(8)The long-term debt of the CSEs at January 1, 2010 is reported within the purchases, sales, issuances and settlements caption of the rollforward.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Assets and Liabilities Held by CSEs

   The Company has elected the FVO for the following assets and liabilities held by CSEs: securities and long-term debt. Information on the estimated fair value of the securities classified as trading and other securities is presented in Note 3. The following table presents the long-term debt carried under the FVO related to securities classified as trading and other securities at:

                                                                    DECEMBER 31,
                                                                    -------------
                                                                    2011   2010
                                                                    -----  -----
                                                                    (IN MILLIONS)
 Contractual principal balance..................................... $ 138  $ 214
 Excess of contractual principal balance over estimated fair value.  (22)   (30)
                                                                    -----  -----
  Carrying value at estimated fair value........................... $ 116  $ 184
                                                                    =====  =====

   Interest income on securities classified as trading and other securities held by CSEs is recorded in net investment income. Interest expense on long-term debt of CSEs is recorded in other expenses. Gains and losses from initial measurement, subsequent changes in estimated fair value and gains or losses on sales of long-term debt are recognized in net investment gains (losses). See Note 3.

  NON-RECURRING FAIR VALUE MEASUREMENTS

   Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                                        YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------
                                               2011                               2010                               2009
                                ---------------------------------- ---------------------------------- -----------------------
                                 CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED
                                   VALUE       FAIR     INVESTMENT    VALUE       FAIR     INVESTMENT    VALUE       FAIR
                                 PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER
                                MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT
                                ----------- ----------- ---------- ----------- ----------- ---------- ----------- -----------
                                                                             (IN MILLIONS)
Mortgage loans, net (1)........        $168        $143      $(25)        $176        $160      $(16)        $248        $168
Other limited partnership
 interests (2).................        $ 11        $  8      $ (3)        $  3        $  1      $ (2)        $805        $517
Real estate joint ventures (3).        $ --        $ --      $  --        $  8        $  3      $ (5)        $ 80        $ 43

                                -----------

                                -----------
                                   NET
                                INVESTMENT
                                  GAINS
                                 (LOSSES)
                                ----------

Mortgage loans, net (1)........     $ (80)
Other limited partnership
 interests (2).................     $(288)
Real estate joint ventures (3).     $ (37)

----------
(1)Mortgage loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized and are reported as losses above. Subsequent improvements in estimated fair value on previously impaired loans recorded through a reduction in the previously established valuation allowance are reported as gains above. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value and decreases in previous impairments from subsequent improvements in estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

(2)Other limited partnership interests -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments using certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments were $1 million and $11 million at December 31, 2011 and 2010, respectively.

(3)Real estate joint ventures -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. There were no unfunded commitments for these investments at December 31, 2011. Unfunded commitments for these investments were $3 million at December 31, 2010.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  FAIR VALUE OF FINANCIAL INSTRUMENTS

   Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                          DECEMBER 31,
                                                     -------------------------------------------------------
                                                                2011                        2010
                                                     --------------------------- ---------------------------
                                                                       ESTIMATED                   ESTIMATED
                                                     NOTIONAL CARRYING   FAIR    NOTIONAL CARRYING   FAIR
                                                      AMOUNT   VALUE     VALUE    AMOUNT   VALUE     VALUE
                                                     -------- -------- --------- -------- -------- ---------
                                                                          (IN MILLIONS)
ASSETS:
Mortgage loans, net.................................           $43,880   $46,013           $41,667   $43,278
Policy loans........................................           $ 8,314   $10,279           $ 8,270   $ 9,509
Real estate joint ventures (1)......................           $    59   $    73           $    50   $    58
Other limited partnership interests (1).............           $ 1,207   $ 1,517           $ 1,423   $ 1,491
Short-term investments (2)..........................           $     1   $     1           $   144   $   144
Other invested assets (1)...........................           $ 1,996   $ 2,032           $ 1,494   $ 1,506
Cash and cash equivalents...........................           $ 2,089   $ 2,089           $ 3,485   $ 3,485
Accrued investment income...........................           $ 2,219   $ 2,219           $ 2,183   $ 2,183
Premiums, reinsurance and other receivables (1).....           $18,127   $19,276           $18,268   $18,999
LIABILITIES:
PABs (1)............................................           $65,606   $68,360           $66,249   $68,861
Payables for collateral under securities loaned and
  other transactions................................           $20,280   $20,280           $17,014   $17,014
Short-term debt.....................................           $   101   $   101           $   102   $   102
Long-term debt (1), (3).............................           $ 2,106   $ 2,408           $ 3,399   $ 3,473
Other liabilities (1)...............................           $23,963   $24,637           $24,553   $25,034
Separate account liabilities (1)....................           $45,467   $45,467           $37,791   $37,791
COMMITMENTS: (4)
Mortgage loan commitments...........................   $2,332  $    --   $     3   $2,516  $    --   $  (13)
Commitments to fund bank credit facilities, bridge
  loans and private corporate bond investments......   $  986  $    --   $    38   $1,997  $    --   $    16

----------

(1)Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(2)Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

(3)Long-term debt as presented in the table above does not include long-term debt of CSEs, which is accounted for under the FVO.

(4)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

   The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, trading and other securities, certain short-term investments, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts, separate account assets, long-term debt of CSEs and trading liabilities. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the table above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

   The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

   For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Real Estate Joint Ventures and Other Limited Partnership Interests

   Real estate joint ventures and other limited partnership interests included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate carried at cost less accumulated depreciation, or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

   The estimated fair values for real estate joint ventures and other limited partnership interests accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Short-term Investments

   Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

  Other Invested Assets

   Other invested assets within the preceding table are principally comprised of loans to affiliates and funds withheld.

   The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. The estimated fair value for funds withheld was not materially different from the recognized carrying value.

  Cash and Cash Equivalents

   Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

   Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables in the preceding table are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

   Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table. The estimated fair value is determined as the present value of expected future cash flows, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PABs

   PABs in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the table above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as PABs in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Payables for Collateral Under Securities Loaned and Other Transactions

   The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

  Short-term and Long-term Debt

   The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair value of long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights, contractual interest rates in relation to current market rates, the structuring of the arrangement, and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

   The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

  Other Liabilities

   Other liabilities included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest and dividends payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements and amounts payable under certain ceded and assumed reinsurance agreements are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For these reinsurance payables, the estimated fair value is

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

   Separate account liabilities included in the preceding table represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

   Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

   The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above table represents the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


6. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

   Information regarding DAC and VOBA was as follows:

                                                  DAC    VOBA   TOTAL
                                                -------- ----- --------
                                                     (IN MILLIONS)
         Balance at January 1, 2009............ $ 10,662 $ 209 $ 10,871
          Capitalizations......................      857    --      857
                                                -------- ----- --------
            Subtotal...........................   11,519   209   11,728
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......      254     1      255
            Other expenses.....................    (648)  (22)    (670)
                                                -------- ----- --------
              Total amortization...............    (394)  (21)    (415)
                                                -------- ----- --------
          Unrealized investment gains (losses).  (1,897)  (52)  (1,949)
                                                -------- ----- --------
         Balance at December 31, 2009..........    9,228   136    9,364
          Capitalizations......................      804    --      804
                                                -------- ----- --------
            Subtotal...........................   10,032   136   10,168
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......    (127)    --    (127)
            Other expenses.....................    (809)  (14)    (823)
                                                -------- ----- --------
              Total amortization...............    (936)  (14)    (950)
                                                -------- ----- --------
          Unrealized investment gains (losses).  (1,020)   (7)  (1,027)
                                                -------- ----- --------
         Balance at December 31, 2010..........    8,076   115    8,191
          Capitalizations......................      893    --      893
                                                -------- ----- --------
            Subtotal...........................    8,969   115    9,084
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......     (82)    --     (82)
            Other expenses.....................    (895)  (10)    (905)
                                                -------- ----- --------
              Total amortization...............    (977)  (10)    (987)
                                                -------- ----- --------
          Unrealized investment gains (losses).    (310)   (8)    (318)
                                                -------- ----- --------
         Balance at December 31, 2011.......... $  7,682 $  97 $  7,779
                                                ======== ===== ========

   The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $11 million in 2012, $11 million in 2013, $9 million in 2014, $8 million in 2015 and $4 million in 2016.

   Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding DAC and VOBA by segment was as follows:

                                        DAC        VOBA        TOTAL
                                   ------------- --------- -------------
                                               DECEMBER 31,
                                   -------------------------------------
                                    2011   2010  2011 2010  2011   2010
                                   ------ ------ ---- ---- ------ ------
                                               (IN MILLIONS)
        Insurance Products........ $5,993 $6,143  $80 $ 97 $6,073 $6,240
        Retirement Products.......  1,599  1,866   14   17  1,613  1,883
        Corporate Benefit Funding.     89     66    2   --     91     66
        Corporate & Other.........      1      1    1    1      2      2
                                   ------ ------ ---- ---- ------ ------
         Total.................... $7,682 $8,076  $97 $115 $7,779 $8,191
                                   ====== ====== ==== ==== ====== ======

7. GOODWILL

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding allocated goodwill by segment and reporting unit was as follows:

                                                  DECEMBER 31,
                                                  ------------
                                                  2011    2010
                                                  ----    ----
                                                  (IN MILLIONS)
                     Insurance Products:
                      Group life................. $  3    $  3
                      Individual life............   27      27
                      Non-medical health.........   65      65
                                                  ----    ----
                        Total Insurance Products.   95      95
                     Retirement Products.........   10      10
                     Corporate Benefit Funding...    2       2
                     Corporate & Other...........    4       4
                                                  ----    ----
                          Total.................. $111    $111
                                                  ====    ====

   The Company performed its annual goodwill impairment tests during the third quarter of 2011 based upon data at June 30, 2011 and concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. Such tests are described in more detail in Note 1.

   Management continues to evaluate current market conditions that may affect the estimated fair value of these reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


8. INSURANCE

  INSURANCE LIABILITIES

   Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, were as follows:

                                FUTURE POLICY   POLICYHOLDER ACCOUNT OTHER POLICY-RELATED
                                  BENEFITS         BALANCES            BALANCES
                              ----------------- -------------------- --------------------
                                               DECEMBER 31,
                              -----------------------------------------------------------
                                2011     2010    2011       2010      2011       2010
                              -------- -------- -------    -------   ------     ------
                                               (IN MILLIONS)
   Insurance Products........ $ 70,734 $ 69,529 $19,452    $19,317   $5,565     $5,322
   Retirement Products.......    7,606    6,681  21,691     21,280       48         44
   Corporate Benefit Funding.   30,632   26,391  47,689     48,296      167        179
   Corporate & Other.........      361      349      24         29       96        104
                              -------- -------- -------    -------   ------     ------
    Total.................... $109,333 $102,950 $88,856    $88,922   $5,876     $5,649
                              ======== ======== =======    =======   ======     ======

   See Note 9 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

   Information regarding VODA and VOCRA, which are reported in other assets, was as follows:

                                                   AMOUNT
                                                -------------
                                                (IN MILLIONS)
                  Balance at January 1, 2009...         $ 427
                  Acquisitions.................            --
                  Amortization.................          (15)
                                                -------------
                  Balance at December 31, 2009.         $ 412
                  Acquisitions.................             7
                  Amortization.................          (19)
                                                -------------
                  Balance at December 31, 2010.         $ 400
                  Acquisitions.................            --
                  Amortization.................          (22)
                                                -------------
                  Balance at December 31, 2011.         $ 378
                                                =============

   The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $25 million in 2012, $27 million in 2013, $30 million in 2014, $30 million in 2015 and $30 million in 2016.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SALES INDUCEMENTS

   Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                   AMOUNT
                                                -------------
                                                (IN MILLIONS)
                  Balance at January 1, 2009...         $ 144
                  Capitalization...............            51
                  Amortization.................          (22)
                                                -------------
                  Balance at December 31, 2009.           173
                  Capitalization...............            42
                  Amortization.................          (25)
                                                -------------
                  Balance at December 31, 2010.           190
                  Capitalization...............            29
                  Amortization.................          (35)
                                                -------------
                  Balance at December 31, 2011.         $ 184
                                                =============

  SEPARATE ACCOUNTS

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $62.7 billion and $63.8 billion at December 31, 2011 and 2010, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $44.0 billion and $34.0 billion at December 31, 2011 and 2010, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.12% and 3.30% at December 31, 2011 and 2010, respectively.

   For the years ended December 31, 2011, 2010 and 2009, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

   The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2011, 2010 and 2009, the Company issued $27.4 billion, $15.0 billion and $14.1 billion, respectively, and repaid $28.2 billion, $12.3 billion and $16.8 billion, respectively, of such funding agreements. At December 31, 2011 and 2010, funding agreements outstanding, which are included in PABs, were $20.1 billion and $20.6 billion, respectively.

   Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of the Federal Home Loan Bank ("FHLB"). Holdings of FHLB common stock by branch, included in equity securities, were as follows at:

                                                    DECEMBER 31,
                                                    ------------
                                                    2011    2010
                   -                                ----    ----
                                                    (IN MILLIONS)
                   FHLB of New York ("FHLB of NY"). $658    $890
                   FHLB of Des Moines.............. $ 31    $ 10

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company has also entered into funding agreements. The liability for funding agreements is included in PABs. Information related to the funding agreements was as follows:

                                   LIABILITY          COLLATERAL
                                --------------- -----------------------
                                             DECEMBER 31,
                                ---------------------------------------
                                 2011    2010      2011        2010
                                ------- ------- ----------- -----------
                                             (IN MILLIONS)
        FHLB of NY (1)......... $11,655 $12,555 $13,002 (2) $14,204 (2)
        Farmer Mac (3)......... $ 2,550 $ 2,550 $ 2,927 (4) $ 2,928 (4)
        FHLB of Des Moines (1). $   475 $    -- $   662 (2) $    -- (2)

----------

(1)Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain assets, including RMBS, to collateralize obligations under the funding agreements. The Company maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB's recovery on the collateral is limited to the amount of the Company's liability to the FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac").

(4)Secured by a pledge of certain eligible agricultural real estate mortgage loans. The amount of collateral presented is at carrying value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

   Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            YEARS ENDED DECEMBER 31,
                                           --------------------------
                                             2011     2010     2009
                                           -------- -------- --------
                                                 (IN MILLIONS)
          Balance at January 1,........... $  6,539 $  6,302 $  5,669
           Less: Reinsurance recoverables.      448      354      266
                                           -------- -------- --------
          Net balance at January 1,.......    6,091    5,948    5,403
                                           -------- -------- --------
          Incurred related to:
           Current year...................    3,856    3,733    4,480
           Prior years....................     (79)       13     (14)
                                           -------- -------- --------
             Total incurred...............    3,777    3,746    4,466
                                           -------- -------- --------
          Paid related to:
           Current year...................  (2,282)  (2,244)  (2,664)
           Prior years....................  (1,288)  (1,359)  (1,257)
                                           -------- -------- --------
             Total paid...................  (3,570)  (3,603)  (3,921)
                                           -------- -------- --------
          Net balance at December 31,.....    6,298    6,091    5,948
          Add: Reinsurance recoverables...      324      448      354
                                           -------- -------- --------
          Balance at December 31,......... $  6,622 $  6,539 $  6,302
                                           ======== ======== ========

   During 2011 and 2009, claims and claim adjustment expenses associated with prior years decreased by $79 million and $14 million, respectively, due to improved loss ratios for non-medical health claim liabilities. During 2010, claims and claim adjustment expenses associated with prior years increased by $13 million due to differences between the actual benefits paid and expected benefits owed during those periods.

  GUARANTEES

   The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

   The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows:

                                                               DECEMBER 31,
                                         ---------------------------------------------------------
                                                     2011                         2010
                                         ---------------------------- ----------------------------
                                             IN THE          AT           IN THE          AT
                                         EVENT OF DEATH ANNUITIZATION EVENT OF DEATH ANNUITIZATION
                                         -------------- ------------- -------------- -------------
                                                               (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $    4,311    $      N/A     $    4,610    $      N/A
Net amount at risk (2)..................     $  126 (3)    $      N/A     $   78 (3)    $      N/A
Average attained age of contractholders.       62 years           N/A       61 years           N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $   44,360    $   18,378     $   40,114    $   13,797
Net amount at risk (2)..................     $1,768 (3)    $2,563 (4)     $1,241 (3)    $1,271 (4)
Average attained age of contractholders.       63 years      60 years       63 years      59 years
TWO TIER ANNUITIES
General account value...................            N/A    $      276            N/A    $      280
Net amount at risk (2)..................            N/A    $   49 (5)            N/A    $   49 (5)
Average attained age of contractholders.            N/A      63 years            N/A      62 years

                                                            DECEMBER 31,
                                           ----------------------------------------------
                                                    2011                   2010
                                           ---------------------- -----------------------
                                           SECONDARY    PAID-UP   SECONDARY    PAID-UP
                                           GUARANTEES  GUARANTEES GUARANTEES  GUARANTEES
                                           ----------- ---------- ----------- -----------
                                                           (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account)................................ $     6,535 $    1,206 $     6,194 $     1,250
Net amount at risk (2).................... $88,999 (3) $9,977 (3) $88,425 (3) $10,713 (3)
Average attained age of policyholders.....    51 years   58 years    50 years    57 years

----------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

(3)The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

(4)The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

(5)The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:

                                                       UNIVERSAL AND VARIABLE
                                 ANNUITY CONTRACTS        LIFE CONTRACTS
                              ------------------------ ---------------------
                              GUARANTEED  GUARANTEED
                                DEATH    ANNUITIZATION SECONDARY    PAID-UP
                               BENEFITS    BENEFITS    GUARANTEES  GUARANTEES TOTAL
                              ---------- ------------- ----------  ---------- -----
                                                 (IN MILLIONS)
DIRECT
Balance at January 1, 2009...      $  69          $ 89       $ 27         $13 $ 198
Incurred guaranteed benefits.         21            --         40           8    69
Paid guaranteed benefits.....       (33)            --         --          --  (33)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         57            89         67          21   234
Incurred guaranteed benefits.         10            24        179          28   241
Paid guaranteed benefits.....        (6)            --         --          --   (6)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         61           113        246          49   469
Incurred guaranteed benefits.         30            45         15           9    99
Paid guaranteed benefits.....        (7)            --         --          --   (7)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  84          $158       $261         $58 $ 561
                              ========== ============= ==========  ========== =====
CEDED
Balance at January 1, 2009...      $  40          $ 26       $ --         $-- $  66
Incurred guaranteed benefits.         30             2         44           8    84
Paid guaranteed benefits.....       (33)            --         --          --  (33)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         37            28         44           8   117
Incurred guaranteed benefits.         13             8        165          26   212
Paid guaranteed benefits.....        (6)            --         --          --   (6)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         44            36        209          34   323
Incurred guaranteed benefits.         25            16          3           7    51
Paid guaranteed benefits.....        (7)            --         --          --   (7)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  62          $ 52       $212         $41 $ 367
                              ========== ============= ==========  ========== =====
NET
Balance at January 1, 2009...      $  29          $ 63       $ 27         $13 $ 132
Incurred guaranteed benefits.        (9)           (2)        (4)          --  (15)
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         20            61         23          13   117
Incurred guaranteed benefits.        (3)            16         14           2    29
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         17            77         37          15   146
Incurred guaranteed benefits.          5            29         12           2    48
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  22          $106       $ 49         $17 $ 194
                              ========== ============= ==========  ========== =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          DECEMBER 31,
                                         ---------------
                                          2011    2010
                                         ------- -------
                                          (IN MILLIONS)
                        Fund Groupings:
                        Equity.......... $18,240 $19,167
                        Balanced........  14,368  11,640
                        Bond............   4,221   3,875
                        Specialty.......     787     886
                        Money Market....     211     218
                                         ------- -------
                         Total.......... $37,827 $35,786
                                         ======= =======

9. REINSURANCE

   The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

   For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

   For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

   The Company's Retirement Products segment reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Retirement Products segment also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

   The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

   The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2011 and 2010, were immaterial.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.3 billion of unsecured unaffiliated reinsurance recoverable balances at both December 31, 2011 and 2010.

   At December 31, 2011, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured. At December 31, 2010, the Company had $5.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.6 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured.

   The Company has reinsured with an unaffiliated third-party reinsurer, 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                               --------------------------
                                                                 2011     2010     2009
                                                               -------- -------- --------
                                                                     (IN MILLIONS)
PREMIUMS:
Direct premiums............................................... $ 18,435 $ 18,793 $ 19,285
Reinsurance assumed...........................................    1,240    1,155    1,197
Reinsurance ceded.............................................  (1,387)  (1,429)  (1,853)
                                                               -------- -------- --------
   Net premiums............................................... $ 18,288 $ 18,519 $ 18,629
                                                               ======== ======== ========
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Direct universal life and investment-type product policy fees. $  2,686 $  2,627 $  2,565
Reinsurance assumed...........................................       38       13        9
Reinsurance ceded.............................................    (522)    (565)    (507)
                                                               -------- -------- --------
   Net universal life and investment-type product policy fees. $  2,202 $  2,075 $  2,067
                                                               ======== ======== ========
OTHER REVENUES:
Direct other revenues......................................... $    836 $    750 $    779
Reinsurance assumed...........................................      (6)      (5)      (5)
Reinsurance ceded.............................................      978      980      965
                                                               -------- -------- --------
   Net other revenues......................................... $  1,808 $  1,725 $  1,739
                                                               ======== ======== ========
POLICYHOLDER BENEFITS AND CLAIMS:
Direct policyholder benefits and claims....................... $ 21,100 $ 21,246 $ 21,570
Reinsurance assumed...........................................    1,069    1,235    1,045
Reinsurance ceded.............................................  (1,488)  (1,774)  (1,953)
                                                               -------- -------- --------
   Net policyholder benefits and claims....................... $ 20,681 $ 20,707 $ 20,662
                                                               ======== ======== ========
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Direct interest credited to policyholder account balances..... $  2,434 $  2,581 $  2,734
Reinsurance assumed...........................................       32       28       13
Reinsurance ceded.............................................     (94)     (86)     (78)
                                                               -------- -------- --------
   Net interest credited to policyholder account balances..... $  2,372 $  2,523 $  2,669
                                                               ======== ======== ========
POLICYHOLDER DIVIDENDS:
Direct policyholder dividends................................. $  1,386 $  1,475 $  1,643
Reinsurance ceded.............................................     (31)     (32)     (31)
                                                               -------- -------- --------
   Net policyholder dividends................................. $  1,355 $  1,443 $  1,612
                                                               ======== ======== ========
OTHER EXPENSES:
Direct other expenses......................................... $  5,223 $  5,140 $  4,945
Reinsurance assumed...........................................      458      462      427
Reinsurance ceded.............................................      733      657      637
                                                               -------- -------- --------
   Net other expenses......................................... $  6,414 $  6,259 $  6,009
                                                               ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                          DECEMBER 31, 2011
                                                                  ---------------------------------
                                                                                            TOTAL
                                                                                           BALANCE
                                                                   DIRECT  ASSUMED  CEDED   SHEET
                                                                  -------- ------- ------- --------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $  1,383  $  485 $26,113 $ 27,981
Deferred policy acquisition costs and value of business acquired.    7,793     386   (400)    7,779
                                                                  -------- ------- ------- --------
 Total assets.................................................... $  9,176  $  871 $25,713 $ 35,760
                                                                  ======== ======= ======= ========
LIABILITIES:
Future policy benefits........................................... $107,713  $1,620 $    -- $109,333
Policyholder account balances....................................   88,557     299      --   88,856
Other policy-related balances....................................    5,631     294    (49)    5,876
Other liabilities................................................    8,068   7,574  20,972   36,614
                                                                  -------- ------- ------- --------
 Total liabilities............................................... $209,969  $9,787 $20,923 $240,679
                                                                  ======== ======= ======= ========

                                                                          DECEMBER 31, 2010
                                                                  ---------------------------------
                                                                                            TOTAL
                                                                                           BALANCE
                                                                   DIRECT  ASSUMED  CEDED   SHEET
                                                                  -------- ------- ------- --------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $  1,010  $  476 $25,316 $ 26,802
Deferred policy acquisition costs and value of business acquired.    8,322     342   (473)    8,191
                                                                  -------- ------- ------- --------
 Total assets.................................................... $  9,332  $  818 $24,843 $ 34,993
                                                                  ======== ======= ======= ========
LIABILITIES:
Future policy benefits........................................... $101,227  $1,723 $    -- $102,950
Policyholder account balances....................................   88,602     320      --   88,922
Other policy-related balances....................................    5,448     279    (78)    5,649
Other liabilities................................................    7,515   7,543  20,055   35,113
                                                                  -------- ------- ------- --------
 Total liabilities............................................... $202,792  $9,865 $19,977 $232,634
                                                                  ======== ======= ======= ========

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $17.9 billion and $18.2 billion at December 31, 2011 and 2010, respectively. The deposit liabilities on reinsurance were $7.0 billion and $7.1 billion at December 31, 2011 and 2010, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                                2011     2010    2009
                                                               ------   ------  ------
                                                                  (IN MILLIONS)
PREMIUMS:
Reinsurance assumed........................................... $  169   $   88  $   66
Reinsurance ceded.............................................   (51)     (63)    (43)
                                                               ------   ------  ------
   Net premiums............................................... $  118   $   25  $   23
                                                               ======   ======  ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Reinsurance assumed........................................... $   38   $   13  $    9
Reinsurance ceded.............................................  (170)    (230)   (177)
                                                               ------   ------  ------
   Net universal life and investment-type product policy fees. $(132)   $(217)  $(168)
                                                               ======   ======  ======
OTHER REVENUES:
Reinsurance assumed........................................... $  (7)   $  (5)  $  (4)
Reinsurance ceded (1).........................................    916      908     901
                                                               ------   ------  ------
   Net other revenues......................................... $  909   $  903  $  897
                                                               ======   ======  ======
POLICYHOLDER BENEFITS AND CLAIMS:
Reinsurance assumed........................................... $  175   $  112  $   75
Reinsurance ceded.............................................  (121)    (129)    (91)
                                                               ------   ------  ------
   Net policyholder benefits and claims....................... $   54   $ (17)  $ (16)
                                                               ======   ======  ======
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Reinsurance assumed........................................... $   28   $   26  $   10
Reinsurance ceded.............................................   (94)     (86)    (78)
                                                               ------   ------  ------
   Net interest credited to policyholder account balances..... $ (66)   $ (60)  $ (68)
                                                               ======   ======  ======
POLICYHOLDER DIVIDENDS:
Reinsurance assumed........................................... $   --   $   --  $   --
Reinsurance ceded.............................................   (14)     (16)    (18)
                                                               ------   ------  ------
   Net policyholder dividends................................. $ (14)   $ (16)  $ (18)
                                                               ======   ======  ======
OTHER EXPENSES:
Reinsurance assumed........................................... $  352   $  362  $  331
Reinsurance ceded (1).........................................    914      826     791
                                                               ------   ------  ------
   Net other expenses......................................... $1,266   $1,188  $1,122
                                                               ======   ======  ======

----------

(1)In connection with the cession of a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, the Company recognized interest earned of $916 million and $908 million for the years ended December 31, 2011 and 2010, respectively, on the deposit, which is recorded in premiums, reinsurance and other receivables. The Company also recognized in other expenses $906 million, $898 million and $888 million of interest expense associated with the funds withheld for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                           DECEMBER 31,
                                                                  -------------------------------
                                                                       2011            2010
                                                                  --------------- ---------------
                                                                  ASSUMED  CEDED  ASSUMED  CEDED
                                                                  ------- ------- ------- -------
                                                                           (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......................  $   44 $20,469  $   14 $19,423
Deferred policy acquisition costs and value of business acquired.     359   (292)     310   (323)
                                                                  ------- ------- ------- -------
 Total assets....................................................  $  403 $20,177  $  324 $19,100
                                                                  ======= ======= ======= =======
LIABILITIES:
Future policy benefits...........................................  $  442 $    --  $  401 $    --
Policyholder account balances....................................     266      --     281      --
Other policy-related balances....................................      59    (49)      49    (78)
Other liabilities................................................   7,114  18,707   7,059  17,844
                                                                  ------- ------- ------- -------
 Total liabilities...............................................  $7,881 $18,658  $7,790 $17,766
                                                                  ======= ======= ======= =======

   MLIC cedes two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and increased the funds withheld balance by $20 million at December 31, 2011, and decreased the funds withheld balance by $9 million at December 31, 2010. Net derivative gains (losses) associated with the embedded derivative were ($29) million and $9 million for the years ended December 31, 2011 and 2010, respectively. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement are returned to MLIC from the affiliated reinsurer during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by MLIC from the affiliated reinsurer by $12 million and $27 million at December 31, 2011 and 2010, respectively, and is considered unearned revenue, amortized over the life of the contract using the same assumptions as used for the DAC associated with the underlying policies. Amortization and interest of the unearned revenue associated with the experience refund was $5 million for both the years ended December 31, 2011 and 2010, and is included in premiums and universal life and investment-type product policy fees in the consolidated statements of operations. At December 31, 2011 and 2010, unearned revenue related to the experience refund was $30 million and $22 million, respectively, and is included in other policy-related balances in the consolidated balance sheets.

   The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $1.2 billion and $295 million at December 31, 2011 and 2010, respectively. Net derivative gains (losses) associated with the embedded derivatives were $727 million, ($66) million and ($596) million, for the years ended December 31, 2011, 2010 and 2009, respectively.

   Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $1.5 billion and $697 million at December 31, 2011 and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010, respectively. Net derivative gains (losses) associated with the embedded derivative were ($811) million, ($596) million and ($1.3) billion, for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.5 billion and $1.4 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $15.7 billion and $15.8 billion at December 31, 2011 and 2010, respectively. The deposit liabilities on affiliated reinsurance were $6.9 billion and $7.0 billion at December 31, 2011 and 2010, respectively.

10.CLOSED BLOCK

   On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

   Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                                        DECEMBER 31,
                                                                                      ----------------
                                                                                        2011    2010
                                                                                      -------- -------
                                                                                       (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits............................................................... $ 43,169 $43,456
Other policy-related balances........................................................      358     316
Policyholder dividends payable.......................................................      514     579
Policyholder dividend obligation.....................................................    2,919     876
Current income tax payable...........................................................       --     178
Other liabilities....................................................................      613     627
                                                                                      -------- -------
   Total closed block liabilities....................................................   47,573  46,032
                                                                                      -------- -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value...............   30,407  28,768
 Equity securities available-for-sale, at estimated fair value.......................       35     102
 Mortgage loans......................................................................    6,206   6,253
 Policy loans........................................................................    4,657   4,629
 Real estate and real estate joint ventures held-for-investment......................      364     328
 Short-term investments..............................................................       --       1
 Other invested assets...............................................................      857     729
                                                                                      -------- -------
   Total investments.................................................................   42,526  40,810
Cash and cash equivalents............................................................      249     236
Accrued investment income............................................................      509     518
Premiums, reinsurance and other receivables..........................................      109      95
Current income tax recoverable.......................................................       53      --
Deferred income tax assets...........................................................      362     474
                                                                                      -------- -------
   Total assets designated to the closed block.......................................   43,808  42,133
                                                                                      -------- -------
Excess of closed block liabilities over assets designated to the closed block........    3,765   3,899
                                                                                      -------- -------
Amounts included in accumulated other comprehensive income (loss):
 Unrealized investment gains (losses), net of income tax.............................    2,394   1,101
 Unrealized gains (losses) on derivative instruments, net of income tax..............       11      10
 Allocated to policyholder dividend obligation, net of income tax....................  (1,897)   (569)
                                                                                      -------- -------
Total amounts included in accumulated other comprehensive income (loss)..............      508     542
                                                                                      -------- -------
   Maximum future earnings to be recognized from closed block assets and liabilities. $  4,273 $ 4,441
                                                                                      ======== =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the closed block policyholder dividend obligation was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                                2011     2010    2009
                                                               ------    ----    ----
                                                                (IN MILLIONS)
Balance at January 1,......................................... $  876    $ --     $--
Change in unrealized investment and derivative gains (losses).  2,043     876      --
                                                               ------    ----    ----
Balance at December 31,....................................... $2,919    $876     $--
                                                               ======    ====    ====

   Information regarding the closed block revenues and expenses was as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ------------------------
                                                                                2011     2010    2009
                                                                               ------   ------  ------
                                                                                  (IN MILLIONS)
REVENUES
Premiums...................................................................... $2,306   $2,461  $2,708
Net investment income.........................................................  2,233    2,294   2,197
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................   (14)     (32)   (107)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................      3       --      40
 Other net investment gains (losses)..........................................     43       71     327
                                                                               ------   ------  ------
   Total net investment gains (losses)........................................     32       39     260
 Net derivative gains (losses)................................................      8     (27)   (128)
                                                                               ------   ------  ------
   Total revenues.............................................................  4,579    4,767   5,037
                                                                               ------   ------  ------
EXPENSES
Policyholder benefits and claims..............................................  2,991    3,115   3,329
Policyholder dividends........................................................  1,137    1,235   1,394
Other expenses................................................................    193      199     203
                                                                               ------   ------  ------
   Total expenses.............................................................  4,321    4,549   4,926
                                                                               ------   ------  ------
Revenues, net of expenses before provision for income tax expense (benefit)...    258      218     111
Provision for income tax expense (benefit)....................................     90       72      36
                                                                               ------   ------  ------
Revenues, net of expenses and provision for income tax expense (benefit)...... $  168   $  146  $   75
                                                                               ======   ======  ======

   The change in the maximum future earnings of the closed block was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                                2011     2010    2009
                                               ------   ------  ------
                                                  (IN MILLIONS)
            Balance at December 31,........... $4,273   $4,441  $4,587
            Less: Closed block adjustment (1).     --       --     144
            Balance at January 1,.............  4,441    4,587   4,518
                                               ------   ------  ------
            Change during year................ $(168)   $(146)  $ (75)
                                                 ======  ======  ======

----------

(1)The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company's consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

11.LONG-TERM AND SHORT-TERM DEBT

   Long-term and short-term debt outstanding was as follows:

                                            INTEREST RATES
                                         --------------------
                                                                        DECEMBER 31,
                                                     WEIGHTED           -------------
                                            RANGE    AVERAGE  MATURITY   2011   2010
                                         ----------- -------- --------- ------ ------
                                                                        (IN MILLIONS)
Surplus notes -- affiliated............. 3.00%-7.38%    5.97% 2014-2037 $1,099 $1,874
Surplus notes........................... 7.63%-7.88%    7.85% 2015-2025    700    699
Capital notes -- affiliated.............    7.13%       7.13% 2032-2033     --    500
Mortgage loans -- affiliated............ 2.24%-7.26%    7.18% 2015-2020    307    199
Other notes with varying interest rates. 3.76%-8.56%    4.45% 2016-2017     --    102
Secured demand note -- affiliated.......    0.50%       0.50%   2011        --     25
Capital lease obligations...............                                    26     27
                                                                        ------ ------
Total long-term debt (1)................                                 2,132  3,426
Total short-term debt...................                                   101    102
                                                                        ------ ------
 Total..................................                                $2,233 $3,528
                                                                        ====== ======

----------

(1)Excludes $116 million and $184 million at December 31, 2011 and 2010, respectively, of long-term debt relating to CSEs. See Note 3.

   The aggregate maturities of long-term debt at December 31, 2011 for the next five years and thereafter are $1 million in 2012, $2 million in 2013, $219 million in 2014, $500 million in 2015, $2 million in 2016 and $1.4 billion thereafter.

   Capital lease obligations, mortgage loans and the secured demand note are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes and capital notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile, whereas such payments on capital notes may or may not require this prior approval.

   Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2011.

  SURPLUS NOTES -- AFFILIATED

   On April 25, 2011, Metropolitan Life Insurance Company repaid in cash a $775 million surplus note issued to MetLife, Inc. in December 2009, with an original maturity of December 31, 2011 and an interest rate of six-month LIBOR plus 1.80%. The early redemption was approved by the Superintendent.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In December 2010, Metropolitan Life Insurance Company repaid a $300 million surplus note to MetLife, Inc. in cash. The note was issued in December 2009, with an original maturity of 2011 and an interest rate of six-month LIBOR plus 1.80%. The issuance was settled by the transfer of securities from MetLife, Inc. to the Company.

   In November 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A. ("MetLife Mexico"), an affiliate, maturing in 2015 with an interest rate of 3.0%.

   In September 2009, Metropolitan Life Insurance Company issued a $217 million surplus note to MetLife Mexico, maturing in 2014 with an interest rate of 6.46%.

  CAPITAL NOTES -- AFFILIATED

   On December 15, 2011, Metropolitan Life Insurance Company repaid in cash the $400 million and $100 million capital notes issued to MetLife, Inc. in December 2002, each with an interest rate of 7.129% and with original maturities of December 15, 2032 and January 15, 2033, respectively. Although prior approval was not required, the Superintendent was notified of these early repayments.

  MORTGAGE LOANS -- AFFILIATED

   On December 28, 2011, a wholly-owned real estate subsidiary of the Company issued a note for $110 million to MICC. This affiliated mortgage loan is secured by real estate held by the Company for investment. This note bears interest at a rate of one-month LIBOR plus 1.95%, which is payable quarterly through maturity in 2015.

   In December 2009, two wholly-owned real estate subsidiaries of the Company issued notes aggregating $200 million to MICC and its wholly-owned subsidiary, MetLife Investors USA Insurance Company. These affiliated mortgage loans are secured by real estate held by the Company for investment. Of these loans, $60 million bears interest at a rate of 7.01%, which is payable quarterly through maturity in 2020. Additionally, $140 million bears interest at a rate of 7.26%, with principal and interest payable quarterly through maturity in 2020.

  SECURED DEMAND NOTE -- AFFILIATED

   Effective September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matured in February 2011.

  SHORT-TERM DEBT

   Short-term debt with original maturities of one year or less consisted entirely of commercial paper. During the years ended December 31, 2011, 2010 and 2009, the weighted average interest rate on short-term debt was 0.16%, 0.21% and 0.35%, respectively. During the years ended December 31, 2011, 2010 and 2009, the average daily balance of short-term debt was $102 million, $311 million and $365 million, respectively, and the average days outstanding was 44 days, 29 days and 23 days, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  INTEREST EXPENSE

   Interest expense related to the Company's indebtedness included in other expenses was $185 million, $202 million and $166 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include
$125 million, $143 million and $105 million of interest expense related to affiliated debt for the years ended December 31, 2011, 2010 and 2009, respectively.

  CREDIT AND COMMITTED FACILITIES

   The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2011. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

   Credit Facilities. The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company associated with these credit facilities were $6 million, $8 million and $6 million for the years ended December 31, 2011, 2010 and 2009, respectively. Information on these credit facilities at December 31, 2011 is as follows:

                                                                             LETTER OF
                                                                              CREDIT               UNUSED
BORROWER(S)                                        EXPIRATION       CAPACITY ISSUANCES DRAWDOWNS COMMITMENTS
--------------------------------------------  --------------------- -------- --------- --------- -----------
                                                                      (IN MILLIONS)
MetLife, Inc. and MetLife Funding, Inc....... October 2013 (1), (2)   $1,000    $  104       $--        $896
MetLife, Inc. and MetLife Funding, Inc.......    August 2016 (1)       3,000     2,980        --          20
                                                                    -------- --------- --------- -----------
  Total......................................                         $4,000    $3,084       $--        $916
                                                                    ======== ========= ========= ===========

----------

(1)In August 2011, the 364-day, $1.0 billion senior unsecured credit agreement entered into in October 2010 by MetLife, Inc. and MetLife Funding, Inc., a subsidiary of Metropolitan Life Insurance Company, was amended and restated to provide a five-year, $3.0 billion senior unsecured credit facility. Concurrently, MetLife, Inc. and MetLife Funding, Inc. elected to reduce the outstanding commitments under the three-year, $3.0 billion senior unsecured credit facility entered into in October 2010 to $1.0 billion with no change to the original maturity of October 2013. The Company incurred costs of $5 million related to the five-year credit facility, which have been capitalized and included in other assets. These costs will be amortized over the amended terms of the facilities. Due to the reduction in total capacity of the three-year facility, the Company subsequently expensed $2 million of the remaining deferred financing costs associated with the October 2010 credit agreement, which are included in other expenses.

(2)All borrowings under the credit agreement must be repaid by October 2013, except that letters of credit outstanding upon termination may remain outstanding until October 2014.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Committed Facility. The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $3 million, $4 million and $3 million for the years ended December 31, 2011, 2010 and 2009, respectively. Information on the committed facility at December 31, 2011 is as follows:

                                                            LETTER OF
                                                             CREDIT               UNUSED    MATURITY
ACCOUNT PARTY/BORROWER(S)               EXPIRATION CAPACITY ISSUANCES DRAWDOWNS COMMITMENTS (YEARS)
--------------------------------------- ---------- -------- --------- --------- ----------- --------
                                                               (IN MILLIONS)
Exeter Reassurance Company Ltd.,
  MetLife, Inc. & Missouri Reinsurance
  (Barbados), Inc......................  June 2016     $500  $490 (1)       $--         $10        4

----------
(1)Missouri Reinsurance (Barbados), Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $390 million in letters of credit at December 31, 2011.

12.INCOME TAX

   The provision for income tax from continuing operations was as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                        2011    2010    2009
                                                       ------   ----  --------
                                                          (IN MILLIONS)
    Current:
     Federal.......................................... $  552   $305  $    206
     State and local..................................      2      4         3
     Foreign..........................................    116     46       174
                                                       ------   ----  --------
       Subtotal.......................................    670    355       383
                                                       ------   ----  --------
    Deferred:
     Federal..........................................    789    354   (2,226)
     Foreign..........................................     22     69      (53)
                                                       ------   ----  --------
       Subtotal.......................................    811    423   (2,279)
                                                       ------   ----  --------
         Provision for income tax expense (benefit)... $1,481   $778  $(1,896)
                                                       ======   ====  ========

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    ----------------------
                                                     2011     2010    2009
                                                    ------   ------ --------
                                                        (IN MILLIONS)
     Tax provision at U.S. statutory rate.......... $1,685   $  891 $(1,554)
     Tax effect of:
      Tax-exempt investment income.................  (102)    (100)    (149)
      State and local income tax...................      3        1       --
      Prior year tax...............................     10       48     (11)
      Tax credits..................................  (119)     (72)     (85)
      Foreign tax rate differential................    (2)      (6)     (89)
      Change in valuation allowance................     --       13       12
      Other, net...................................      6        3     (20)
                                                    ------   ------ --------
        Provision for income tax expense (benefit). $1,481   $  778 $(1,896)
                                                    ======   ====== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        DECEMBER 31,
                                                       ---------------
                                                         2011    2010
                                                       -------- ------
                                                        (IN MILLIONS)
         Deferred income tax assets:
          Policyholder liabilities and receivables.... $  2,558 $2,787
          Net operating loss carryforwards............       26     24
          Employee benefits...........................      840    632
          Capital loss carryforwards..................       11     12
          Tax credit carryforwards....................      249    287
          Litigation-related and government mandated..      200    220
          Other.......................................       94     17
                                                       -------- ------
                                                          3,978  3,979
          Less: Valuation allowance...................       38     38
                                                       -------- ------
                                                          3,940  3,941
                                                       -------- ------
         Deferred income tax liabilities:
          Investments, including derivatives..........    1,754  1,219
          DAC.........................................    2,250  2,235
          Net unrealized investment gains.............    2,540  1,239
          Intangibles.................................      207    189
          Other.......................................       16      9
                                                       -------- ------
                                                          6,767  4,891
                                                       -------- ------
            Net deferred income tax asset (liability). $(2,827) $(950)
                                                       ======== ======

   The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2011:

                        NET OPERATING LOSS                    CAPITAL LOSS
                          CARRYFORWARDS                       CARRYFORWARDS
              -------------------------------------- -------------------------------
                 AMOUNT            EXPIRATION           AMOUNT        EXPIRATION
              ------------- ------------------------ ------------- -----------------
              (IN MILLIONS)                          (IN MILLIONS)
Domestic.....           $23 Beginning in 2018                  $-- N/A
State........           $ 4 Beginning in 2012                  $-- N/A
Foreign......           $50 Five years to indefinite           $31 Beginning in 2014

   Tax credit carryforwards of $249 million at December 31, 2011 will expire beginning in 2021.

   The Company has recorded a valuation allowance increase related to tax benefits of $2 million related to certain state and foreign net operating loss carryforwards and a decrease of $2 million related to certain foreign capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards and certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. The IRS exam of the current audit cycle, years 2003 to 2006, began in April 2010.

   The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits associated with the 2000 to 2002 IRS audit. A reasonable estimate of the decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                 YEARS ENDED
                                                                                 DECEMBER 31,
                                                                               ----------------
                                                                               2011 2010  2009
                                                                               ---- ----- -----
                                                                                (IN MILLIONS)
Balance at January 1,......................................................... $499 $ 592 $ 593
Additions for tax positions of prior years....................................   26     2    42
Reductions for tax positions of prior years...................................   --  (54)  (30)
Additions for tax positions of current year...................................    1     2    34
Reductions for tax positions of current year..................................  (1)   (1)   (2)
Settlements with tax authorities..............................................   --  (31)  (45)
Lapses of statutes of limitations.............................................   --  (11)    --
                                                                               ---- ----- -----
Balance at December 31,....................................................... $525 $ 499 $ 592
                                                                               ==== ===== =====
Unrecognized tax benefits that, if recognized would impact the effective rate. $459 $ 432 $ 490
                                                                               ==== ===== =====

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   Interest and penalties were as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                                ------------------------
                                                                                2011     2010    2009
-                                                                               ----     ----    ----
                                                                                (IN MILLIONS)
Interest and penalties recognized in the consolidated statements of operations.  $27      $27     $38

                                                                                         DECEMBER 31,
                                                                                         ------------
                                                                                         2011    2010
                                                                                         ----    ----
                                                                                         (IN MILLIONS)
Interest and penalties included in other liabilities in the consolidated balance sheets. $203    $176

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $69 million and $38 million, respectively, related to the separate account DRD. The 2011 benefit included a benefit of $4 million related to a true-up of the 2010 tax return. The 2010 benefit included an expense of $23 million related to a true-up of the 2009 tax return.

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  Matters as to Which an Estimate Can Be Made

   For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2011, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be approximately $0 to $175 million.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Matters as to Which an Estimate Cannot Be Made

   For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

   Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

   Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
(ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                        DECEMBER 31,
                                                   ------------------------------
                                                    2011       2010      2009
                                                   -------    -------   -------
                                                   (IN MILLIONS, EXCEPT NUMBER OF
                                                           CLAIMS)
      Asbestos personal injury claims at year end.  66,747     68,513    68,804
      Number of new claims during the year........   4,972      5,670     3,910
      Settlement payments during the year (1)..... $  34.2    $  34.9   $  37.6

----------

(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   In 2008, Metropolitan Life Insurance Company received approximately 5,063 new claims, ending the year with a total of approximately 74,027 claims, and paid approximately $99 million for settlements reached in 2008 and prior years. In 2007, Metropolitan Life Insurance Company received approximately 7,161 new claims, ending the year with a total of approximately 79,717 claims, and paid approximately $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

   The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

   The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. To the extent the Company can estimate reasonably possible losses in excess of amounts

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

accrued, it has been included in the aggregate estimate of reasonably possible loss provided above. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

   Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1.2 billion. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2011.

  Regulatory Matters

   The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

   United States of America v. EME Homer City Generation, L.P., et al. (W.D.
Pa., filed January 4, 2011).   On January 4, 2011, the U.S. commenced a civil
action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a noncontrolling interest in the electricity generating facility, which is solely operated by the lessee, EME Homer City. The complaint sought injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On January 7, 2011, two plaintiffs filed a putative class action titled Scott Jackson and Maria Jackson v. EME Homer City Generation L.P., et al. in the United States District Court for the Western District of Pennsylvania on behalf of a putative class of persons who have allegedly incurred damage to their persons and/or property because of the violations alleged in the action brought by the U.S. Homer City OL6 LLC is a defendant in this action. On October 12, 2011, the court issued an order dismissing the U.S.'s lawsuit with prejudice. The Government entities have appealed from the order granting defendants' motion to dismiss. On October 13, 2011, the court also issued an order dismissing the federal claims in the putative class actions with prejudice and dismissing the state law claims in the putative class actions without prejudice to re-file in state court. EME Homer City has acknowledged its obligation to indemnify Homer City OL6 LLC for any claims relating to the NOVs. Due to the acknowledged indemnification obligation, this matter is not included in the aggregate estimate of range of reasonably possible loss. In a February 13, 2012, letter to EME Homer City, Homer City OL6 LLC and others, the Sierra Club indicated its intent to sue for alleged violations of the Clean Air Act and to seek to enjoin the alleged violations, seek unspecified penalties and attorneys' fees, and other relief. Homer City OL6 LLC has served a claim for indemnification on EME Homer City.

   In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County,
Florida.   In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

   Sales Practices Regulatory Matters.   Regulatory authorities in a small
number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, New England Life Insurance Company ("NELICO"), GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

  Unclaimed Property Inquiries and Related Litigation

   More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates, including Metropolitan Life Insurance Company, for compliance with unclaimed property laws. Additionally, Metropolitan Life Insurance Company and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multistate targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration's Death Master File or a similar database to identify instances where death benefits under life

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multistate market conduct exam, or issue directives similar to the New York Insurance Department's letter. In the third quarter of 2011, Metropolitan Life Insurance Company incurred a $110 million after tax charge to increase reserves in connection with the Company's use of the U.S. Social Security Administration's Death Master File and similar databases to identify potential life insurance claims that have not yet been presented to the Company. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and changes to the Company's procedures for the identification and escheatment of abandoned property. The Company believes that payments for life insurance claims not yet presented and interest thereon will not be materially different from the reserve charge noted above. To the extent the Company can estimate the reasonably possible amount of potential additional payments, it has been included in the aggregate estimate of reasonably possible loss provided above. It is possible that there will be additional payments or other expenses incurred with respect to changes in procedures, and the Company is not currently able to estimate these additional possible amounts but such costs may be substantial.

   Total Asset Recovery Services, LLC on behalf of the State of Illinois v. MetLife, Inc., et. al. (Cir. Ct. Cook County, IL, filed January 24, 2011). Alleging that MetLife, Inc. and another company have violated the Illinois Uniform Disposition of Unclaimed Property Act by failing to escheat to Illinois benefits of 4,766 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Illinois False Claims Whistleblower Reward and Protection Act seeking to recover damages on behalf of Illinois. Based on the allegations in the complaint, it appears that plaintiff may have improperly named MetLife, Inc. as a defendant instead of Metropolitan Life Insurance Company. The action was sealed by court order until January 18, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, is $1,572,780,000. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $110,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint, and intends to defend this action vigorously.

   Total Asset Recovery Services, LLC on behalf of the State of Minnesota v. MetLife, Inc., et. al. (District Court, County of Hennepin, MN, filed
January 31, 2011). Alleging that MetLife, Inc. and another company have violated the Minnesota Uniform Disposition of Unclaimed Property Act by failing to escheat to Minnesota benefits of 584 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Minnesota False Claims Act seeking to recover damages on behalf of Minnesota. Based on the allegations in the complaint, it appears that plaintiff may have improperly named MetLife, Inc. as a defendant instead of Metropolitan Life Insurance Company. The action was sealed by court order until March 22, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, is $227,750,000. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $130,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint, and intends to defend this action vigorously.

  Total Control Accounts Litigation

   Metropolitan Life Insurance Company is a defendant in lawsuits related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits. The lawsuits include claims of breach of contract, breach of a common law fiduciary duty or a quasi-fiduciary duty such as a confidential or special relationship, or breach of a fiduciary duty under the Employee Retirement Income Security Act of 1974 ("ERISA").

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Clark, et al. v. Metropolitan Life Insurance Company (D. Nev., filed
March 28, 2008).   This putative class action lawsuit alleges breach of
contract and breach of a common law fiduciary and/or quasi-fiduciary duty arising from use of the TCA to pay life insurance policy death benefits. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In March 2009, the court granted in part and denied in part Metropolitan Life Insurance Company's motion to dismiss, dismissing the fiduciary duty and unjust enrichment claims but allowing a breach of contract claim and a special or confidential relationship claim to go forward. On September 9, 2010, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs appealed this order and on December 7, 2011, the United States Court of Appeals for the Ninth Circuit affirmed the district court's grant of summary judgment to Metropolitan Life Insurance Company, finding no breach of contract because plaintiffs suffered no damages and finding that no special or confidential relationship existed between the parties under Nevada law.

   Faber, et al. v. Metropolitan Life Insurance Company (S.D.N. Y., filed
December 4, 2008).   This putative class action lawsuit alleges that
Metropolitan Life Insurance Company's use of the TCA as the settlement option under group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. On October 23, 2009, the court granted Metropolitan Life Insurance Company's motion to dismiss with prejudice. On August 5, 2011, the United States Court of Appeals for the Second Circuit affirmed the dismissal of the complaint. Plaintiffs' petition for a rehearing or rehearing en banc with the Second Circuit was denied by the Second Circuit on November 1, 2011.

   Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7,
2010). This putative class action lawsuit raises a breach of contract claim arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program ("FEGLI"). As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In September 2010, plaintiffs filed a motion for class certification of the breach of contract claim, which the court has denied. On April 28, 2011, the court denied Metropolitan Life Insurance Company's motion to dismiss.

   Simon v. Metropolitan Life Insurance Company (D. Nev., filed November 3,
2011). Similar to Keife v. Metropolitan Life Insurance Company (pending in the same court), in this putative class action the plaintiff alleges that Metropolitan Life Insurance Company improperly paid interest to FEGLI beneficiaries. Specifically, plaintiff alleges that under the terms of the FEGLI policy, Metropolitan Life Insurance Company is required to make "immediate" payment of death benefits in "one sum." Metropolitan Life Insurance Company, plaintiff alleges, breached this duty by instead retaining the death benefits in its general investment account and sending beneficiaries a "book of drafts" known as the "TCA Money Market Option" as the only means by which funds can be accessed. Plaintiff further alleges that Metropolitan Life Insurance Company manipulates interest rates paid to policy beneficiaries. This matter has been consolidated with Keife.

   The Company is unable to estimate the reasonably possible loss or range of loss arising from the TCA matters.

  Other Litigation

   Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super.
Ct., Ontario, October 2006).   In 2006, Sun Life Assurance Company of Canada
("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. The Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

   Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich.,
removed to federal court on July 22, 2011).   This lawsuit was filed by 45
retired General Motors ("GM") employees against Metropolitan Life Insurance Company and includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, and unfair trade practices, based upon GM's 2009 reduction of the employees' life insurance coverage under GM's ERISA-governed plan. The complaint includes a count seeking class action status. Metropolitan Life Insurance Company is the insurer of GM's group life insurance plan and administers claims under the plan. According to the complaint, Metropolitan Life Insurance Company had previously provided plaintiffs with a "written guarantee" that their life insurance benefits under the GM plan would not be reduced for the rest of their lives. Metropolitan Life Insurance Company has removed the case to federal court based upon complete ERISA preemption of the state law claims. Plaintiffs filed an amended complaint recasting the state law claims and asserting ERISA claims. Metropolitan Life Insurance Company has filed a motion to dismiss.

   Sales Practices Claims.   Over the past several years, the Company has faced
numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

   Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

   Assets and liabilities held for insolvency assessments were as follows:

                                                                   DECEMBER 31,
                                                                   ------------
                                                                   2011    2010
                                                                   ----    ----
                                                                   (IN MILLIONS)
    Other Assets:
     Premium tax offset for future undiscounted assessments....... $ 63     $42
     Premium tax offsets currently available for paid assessments.   13       7
                                                                   ----    ----
                                                                   $ 76     $49
                                                                   ====    ====
    Other Liabilities:
     Insolvency assessments....................................... $113     $63
                                                                   ====    ====

   On September 1, 2011, the New York State Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan will involve the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also contemplates that additional industry support for certain ELNY policyholders will be provided. The Company recorded a net charge of $21 million, after tax, related to ELNY.

COMMITMENTS

  LEASES

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                   GROSS
                                  RENTAL SUBLEASE  RENTAL
                                  INCOME  INCOME  PAYMENTS
                                  ------ -------- --------
                                       (IN MILLIONS)
                      2012.......   $305      $14     $181
                      2013.......   $296      $16     $172
                      2014.......   $270      $12     $132
                      2015.......   $224      $12     $124
                      2016.......   $169      $12     $110
                      Thereafter.   $681      $74     $840

   MetLife, Inc. previously moved certain of its operations in New York from Long Island City, Queens to Manhattan. Market conditions, which precluded MetLife, Inc.'s immediate and complete sublet of all unused space following this movement of operations, resulted in a lease impairment charge of $52 million during 2009, which is included in other expenses within Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. See Note 16 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions change.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.5 billion and $2.4 billion at December 31, 2011 and 2010, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.3 billion and $2.5 billion at December 31, 2011 and 2010, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

   The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $986 million and $2.0 billion at December 31, 2011 and 2010, respectively.

GUARANTEES

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   During the year ended December 31, 2011, the Company recorded $1 million of additional liabilities for indemnities, guarantees and commitments. The Company's recorded liabilities were $4 million and $3 million at December 31, 2011 and 2010, respectively, for indemnities, guarantees and commitments.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

   The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2011, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans. The Company's proportionate share of net pension expense related to its sponsored pension plans was $316 million, $309 million and $355 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement plans was ($22) million, less than $1 million and $70 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                                       OTHER
                                                                       PENSION     POSTRETIREMENT
                                                                    BENEFITS (1)     BENEFITS
                                                                   --------------- -------------
                                                                           DECEMBER 31,
                                                                   -----------------------------
                                                                     2011    2010   2011    2010
                                                                   -------- ------ ------  ------
                                                                           (IN MILLIONS)
Change in benefit obligations:
Benefit obligations at January 1,................................. $  6,690 $6,287 $1,819  $1,829
 Service costs....................................................      165    150     16      17
 Interest costs...................................................      384    375    107     111
 Plan participants' contributions.................................       --     --     28      33
 Net actuarial (gains) losses.....................................      897    277    269      68
 Curtailments.....................................................       --      6     --      --
 Plan amendments, change in benefits, and other (2)...............      128     --     --    (81)
 Net transfer in (out) of controlled group........................     (12)     --     --    (17)
 Prescription drug subsidy........................................       --     --     --      12
 Benefits paid....................................................    (385)  (405)  (133)   (153)
                                                                   -------- ------ ------  ------
Benefit obligations at December 31,...............................    7,867  6,690  2,106   1,819
                                                                   -------- ------ ------  ------
Change in plan assets:
Fair value of plan assets at January 1,...........................    5,976  5,419  1,184   1,118
 Actual return on plan assets.....................................      787    673     81      98
 Plan amendments, change in benefits, and other (2)...............      110     --     --      --
 Plan participants' contributions.................................       --     --     28      33
 Employer contributions...........................................      223    289     80      87
 Net transfer in (out) of controlled group........................     (12)     --     --    (12)
 Benefits paid....................................................    (385)  (405)  (133)   (140)
                                                                   -------- ------ ------  ------
Fair value of plan assets at December 31,.........................    6,699  5,976  1,240   1,184
                                                                   -------- ------ ------  ------
 Over (under) funded status at December 31,....................... $(1,168) $(714) $(866)  $(635)
                                                                   ======== ====== ======  ======
Amounts recognized in the consolidated balance sheets consist of:
 Other assets..................................................... $     -- $  107 $   --  $   --
 Other liabilities................................................  (1,168)  (821)  (866)   (635)
                                                                   -------- ------ ------  ------
   Net amount recognized.......................................... $(1,168) $(714) $(866)  $(635)
                                                                   ======== ====== ======  ======
Accumulated other comprehensive (income) loss:
 Net actuarial losses............................................. $  2,403 $2,058 $  621  $  399
 Prior service costs (credit).....................................       29     16  (179)   (287)
                                                                   -------- ------ ------  ------
   Accumulated other comprehensive (income) loss, before income tax.......................................................... $  2,432 $2,074 $  442  $  112
                                                                   ======== ====== ======  ======

----------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $997 million and $821 million at December 31, 2011 and 2010, respectively.

(2)During 2011, the Company became the sole sponsor of a certain qualified defined pension plan. Accordingly, the Company transitioned its accounting for that plan from a multiemployer to a single employer plan as of December 31, 2011.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The accumulated benefit obligations for all defined benefit pension plans were $7.4 billion and $6.4 billion at December 31, 2011 and 2010, respectively.

   The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                   DECEMBER 31,
                                                   -------------
                                                    2011   2010
                                                   ------  ----
                                                   (IN MILLIONS)
                  Projected benefit obligations... $1,129  $821
                  Accumulated benefit obligations. $1,011  $748
                  Fair value of plan assets....... $  110  $ --

   Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                           OTHER
                                             PENSION   POSTRETIREMENT
                                            BENEFITS     BENEFITS
                                           ----------- -------------
                                                 DECEMBER 31,
                                           -------------------------
                                            2011  2010  2011    2010
                                           ------ ---- ------  ------
                                                 (IN MILLIONS)
            Projected benefit obligations. $7,867 $821 $2,106  $1,819
            Fair value of plan assets..... $6,699 $ -- $1,240  $1,184

   Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

    i) Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

    ii)Interest Costs -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

   iii)Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

    iv)Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

    v) Amortization of Net Actuarial (Gains) Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

    vi)Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

   The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                                        OTHER
                                                                  PENSION          POSTRETIREMENT
                                                                  BENEFITS            BENEFITS
                                                            -------------------- -------------------
                                                                    YEARS ENDED DECEMBER 31,
                                                            ----------------------------------------
                                                             2011   2010   2009   2011  2010   2009
                                                            ------ ------ ------ ------ ----- ------
                                                                         (IN MILLIONS)
Net Periodic Benefit Costs:
 Service costs............................................. $  165 $  150 $  147 $   16 $  17 $   22
 Interest costs............................................    384    375    374    107   111    123
 Settlement and curtailment costs..........................     --      8     18     --    --     --
 Expected return on plan assets............................  (423)  (422)  (414)   (76)  (79)   (74)
 Amortization of net actuarial (gains) losses..............    189    192    223     42    38     43
 Amortization of prior service costs (credit)..............      3      6      8  (108)  (83)   (36)
                                                            ------ ------ ------ ------ ----- ------
     Total net periodic benefit costs (credit).............    318    309    356   (19)     4     78
                                                            ------ ------ ------ ------ ----- ------
Other Changes in Plan Assets and Benefit Obligations
 Recognized in Other Comprehensive Income (Loss):
 Net actuarial (gains) losses..............................    532     24    251    264    49    284
 Prior service costs (credit)..............................     18     --   (12)     --  (81)  (167)
 Amortization of net actuarial gains (losses)..............  (189)  (192)  (223)   (42)  (38)   (43)
 Amortization of prior service (costs) credit..............    (3)    (6)    (8)    108    83     36
                                                            ------ ------ ------ ------ ----- ------
   Total recognized in other comprehensive income
     (loss)................................................    358  (174)      8    330    13    110
                                                            ------ ------ ------ ------ ----- ------
     Total recognized in net periodic benefit costs and
       other comprehensive income (loss)................... $  676 $  135 $  364 $  311 $  17 $  188
                                                            ====== ====== ====== ====== ===== ======

   For the year ended December 31, 2011, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of $358 million and other postretirement benefits of $330 million for an aggregate reduction in other comprehensive income (loss) of $688 million before income tax and $439 million, net of income tax.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $172 million and $6 million, respectively.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $54 million and ($104) million, respectively.

   The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company, no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                    DECEMBER 31,
                                                                    ------------
                                                                     2010   2009
                                                                    ------  -----
                                                                    (IN MILLIONS)
Cumulative reduction in other postretirement benefits obligations:
 Balance at January 1,............................................. $  247  $ 317
 Service costs.....................................................      3      2
 Interest costs....................................................     16     16
 Net actuarial (gains) losses......................................  (255)   (76)
 Expected prescription drug subsidy................................   (11)   (12)
                                                                    ------  -----
 Balance at December 31,........................................... $   --  $ 247
                                                                    ======  =====

                                                                   YEARS ENDED DECEMBER 31,
                                                                   ------------------------
                                                                   2010         2009
                                                                   ----         ----
                                                                   (IN MILLIONS)
    Reduction in net periodic other postretirement benefit costs:
     Service costs................................................  $ 3          $ 2
     Interest costs...............................................   16           16
     Amortization of net actuarial (gains) losses.................   10           11
                                                                   ----         ----
       Total reduction in net periodic benefit costs..............  $29          $29
                                                                   ====         ====

   The Company received subsidies of $3 million, $8 million and $12 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  ASSUMPTIONS

   Assumptions used in determining benefit obligations were as follows:

                                                               OTHER
                                              PENSION       POSTRETIREMENT
                                             BENEFITS        BENEFITS
                                        ------------------- --------------
                                                 DECEMBER 31,
                                        ----------------------------------
                                          2011      2010    2011    2010
                                        --------- --------- -----   -----
        Weighted average discount rate.     4.95%     5.80% 4.95%   5.80%
        Rate of compensation increase.. 3.5%-7.5% 3.5%-7.5%   N/A     N/A

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Assumptions used in determining net periodic benefit costs were as follows:

                                                                                 OTHER
                                                        PENSION             POSTRETIREMENT
                                                       BENEFITS                BENEFITS
                                             ----------------------------- -----------------
                                                              DECEMBER 31,
                                             -----------------------------------------------
                                               2011      2010      2009    2011  2010  2009
                                             --------- --------- --------- ----- ----- -----
Weighted average discount rate..............     5.80%     6.25%     6.60% 5.80% 6.25% 6.60%
Weighted average expected rate of return on
  plan assets...............................     7.25%     8.00%     8.25% 7.25% 7.20% 7.36%
Rate of compensation increase............... 3.5%-7.5% 3.5%-7.5% 3.5%-7.5%   N/A   N/A   N/A

   The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

   The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

   The weighted average expected rate of return on plan assets for use in that plan's valuation in 2012 is currently anticipated to be 7.00% for pension benefits and 6.22% for other postretirement benefits.

   The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                   DECEMBER 31,
                     -------------------------------------------------------------------------
                                    2011                                 2010
                     ------------------------------------ ------------------------------------
Pre-and              7.3% in 2012, gradually decreasing   7.8% in 2011, gradually decreasing
  Post-Medicare      each year until 2083                 each year until 2083
  eligible claims... reaching the ultimate rate of 4.3%.  reaching the ultimate rate of 4.4%.

   Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects:

                                                          ONE PERCENT ONE PERCENT
                                                           INCREASE    DECREASE
                                                          ----------- -----------
                                                               (IN MILLIONS)
Effect on total of service and interest costs components.        $  8      $  (9)
Effect of accumulated postretirement benefit obligations.        $196      $(161)

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PLAN ASSETS

   The pension and other postretirement benefit plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

   Level 1 This category includes investments in fixed maturity securities, equity securities, derivative securities, and short-term investments which have unadjusted quoted market prices in active markets for identical assets and liabilities.

   Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

          Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

          Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

   Level 3 This category includes separate accounts that are invested in fixed maturity securities, equity securities, pass-through securities, derivative securities and other invested assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

   The Company has issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plan assets, which are invested primarily in separate accounts.

   The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The pension and postretirement plan assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                           DECEMBER 31, 2011
                                     -----------------------------------------------------------------------------------
                                                                                                        OTHER
                                                        PENSION                                     POSTRETIREMENT
                                                        BENEFITS                                       BENEFITS
                                     ---------------------------------------------- ------------------------------------
                                          FAIR VALUE MEASUREMENTS AT                     FAIR VALUE MEASUREMENTS AT
                                             REPORTING DATE USING                           REPORTING DATE USING
                                     ------------------------------------           ------------------------------------
                                       QUOTED                                         QUOTED
                                       PRICES                                         PRICES
                                      IN ACTIVE                                      IN ACTIVE
                                       MARKETS                                        MARKETS
                                         FOR     SIGNIFICANT                            FOR     SIGNIFICANT
                                      IDENTICAL     OTHER    SIGNIFICANT    TOTAL    IDENTICAL     OTHER    SIGNIFICANT
                                     ASSETS AND  OBSERVABLE  UNOBSERVABLE ESTIMATED ASSETS AND  OBSERVABLE  UNOBSERVABLE
                                     LIABILITIES   INPUTS       INPUTS      FAIR    LIABILITIES   INPUTS       INPUTS
                                      (LEVEL 1)   (LEVEL 2)   (LEVEL 3)     VALUE    (LEVEL 1)   (LEVEL 2)   (LEVEL 3)
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
                                                                             (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 Corporate..........................      $   --      $1,820         $ 30    $1,850        $ --        $139          $ 4
 Federal agencies...................           1         270           --       271          --          29           --
 Foreign bonds......................          --         200            5       205          --          13           --
 Municipals.........................          --         174           --       174          --          59            1
 Preferred stocks...................          --           1           --         1          --          --           --
 U.S. government bonds..............         949         176           --     1,125         160           1           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total fixed maturity securities..         950       2,641           35     3,626         160         241            5
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
Equity securities:
 Common stock -- domestic...........       1,082          36          194     1,312         240           2           --
 Common stock -- foreign............         271          --           --       271          55          --           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total equity securities..........       1,353          36          194     1,583         295           2           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
Money market securities.............           2          --           --         2          --           1           --
Pass-through securities.............          --         444            2       446          --          84            5
Derivative securities...............          28           9            4        41          --          --            1
Short-term investments..............           4         378           --       382           6         435           --
Other invested assets...............          --          65          501       566          --          --           --
Other receivables...................          --          45           --        45          --           4           --
Securities receivable...............          --           8           --         8          --           1           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total assets....................      $2,337      $3,626         $736    $6,699        $461        $768          $11
                                     =========== =========== ============ ========= =========== =========== ============

                                     ----------



                                     ----------








                                       TOTAL
                                     ESTIMATED
                                       FAIR
                                       VALUE
                                     ---------

ASSETS:
Fixed maturity securities:
 Corporate..........................    $  143
 Federal agencies...................        29
 Foreign bonds......................        13
 Municipals.........................        60
 Preferred stocks...................        --
 U.S. government bonds..............       161
                                     ---------
   Total fixed maturity securities..       406
                                     ---------
Equity securities:
 Common stock -- domestic...........       242
 Common stock -- foreign............        55
                                     ---------
   Total equity securities..........       297
                                     ---------
Money market securities.............         1
Pass-through securities.............        89
Derivative securities...............         1
Short-term investments..............       441
Other invested assets...............        --
Other receivables...................         4
Securities receivable...............         1
                                     ---------
    Total assets....................    $1,240
                                     =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                            DECEMBER 31, 2010
                                      -----------------------------------------------------------------------------------
                                                                                                         OTHER
                                                         PENSION                                     POSTRETIREMENT
                                                         BENEFITS                                       BENEFITS
                                      ---------------------------------------------- ------------------------------------
                                           FAIR VALUE MEASUREMENTS AT                     FAIR VALUE MEASUREMENTS AT
                                              REPORTING DATE USING                           REPORTING DATE USING
                                      ------------------------------------           ------------------------------------
                                        QUOTED                                         QUOTED
                                        PRICES                                         PRICES
                                       IN ACTIVE                                      IN ACTIVE
                                        MARKETS                                        MARKETS
                                          FOR     SIGNIFICANT                            FOR     SIGNIFICANT
                                       IDENTICAL     OTHER    SIGNIFICANT    TOTAL    IDENTICAL     OTHER    SIGNIFICANT
                                      ASSETS AND  OBSERVABLE  UNOBSERVABLE ESTIMATED ASSETS AND  OBSERVABLE  UNOBSERVABLE
                                      LIABILITIES   INPUTS       INPUTS      FAIR    LIABILITIES   INPUTS       INPUTS
                                       (LEVEL 1)   (LEVEL 2)   (LEVEL 3)     VALUE    (LEVEL 1)   (LEVEL 2)   (LEVEL 3)
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
                                                                              (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 Corporate...........................      $   --      $1,444         $ 45    $1,489        $ --        $ 67          $ 4
 Federal agencies....................          --         165           --       165          --          15           --
 Foreign bonds.......................          --         138            4       142          --           3           --
 Municipals..........................          --         129           --       129          --          37            1
 Preferred stocks....................          --           4           --         4          --          --           --
 U.S. government bonds...............         614         129           --       743          82          --           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total fixed maturity securities...         614       2,009           49     2,672          82         122            5
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
Equity securities:
 Common stock -- domestic............       1,329          88          228     1,645         359           3           --
 Common stock -- foreign.............         436          --           --       436          77          --           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total equity securities...........       1,765          88          228     2,081         436           3           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
Money market securities..............         189          95           --       284           1           1           --
Pass-through securities..............          --         303            2       305          --          73            6
Derivative securities................           2         (4)          (1)       (3)          --          --           --
Short-term investments...............        (10)          96           --        86           8         443           --
Other invested assets................          --          59          446       505          --          --           --
Other receivables....................          --          37           --        37          --           3           --
Securities receivable................          --          66           --        66          --           2           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total assets.....................      $2,560      $2,749         $724    $6,033        $527        $647          $11
                                      =========== =========== ============ ========= =========== =========== ============
LIABILITIES:
Securities payable...................      $   --      $   57         $ --    $   57        $ --        $  1          $--
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total liabilities................      $   --      $   57         $ --    $   57        $ --        $  1          $--
                                      =========== =========== ============ ========= =========== =========== ============
     Total assets and liabilities....      $2,560      $2,692         $724    $5,976        $527        $646          $11
                                      =========== =========== ============ ========= =========== =========== ============

                                      ----------



                                      ----------








                                        TOTAL
                                      ESTIMATED
                                        FAIR
                                        VALUE
                                      ---------

ASSETS:
Fixed maturity securities:
 Corporate...........................    $   71
 Federal agencies....................        15
 Foreign bonds.......................         3
 Municipals..........................        38
 Preferred stocks....................        --
 U.S. government bonds...............        82
                                      ---------
   Total fixed maturity securities...       209
                                      ---------
Equity securities:
 Common stock -- domestic............       362
 Common stock -- foreign.............        77
                                      ---------
   Total equity securities...........       439
                                      ---------
Money market securities..............         2
Pass-through securities..............        79
Derivative securities................        --
Short-term investments...............       451
Other invested assets................        --
Other receivables....................         3
Securities receivable................         2
                                      ---------
    Total assets.....................    $1,185
                                      =========
LIABILITIES:
Securities payable...................    $    1
                                      ---------
    Total liabilities................    $    1
                                      =========
     Total assets and liabilities....    $1,184
                                      =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 --------------------------------------------------------------------------------------------
                                                       PENSION BENEFITS                        OTHER POSTRETIREMENT BENEFITS
                                 ------------------------------------------------------------ -------------------------------
                                  FIXED MATURITY     EQUITY                                      FIXED MATURITY
                                    SECURITIES:    SECURITIES:                                    SECURITIES:
                                 ----------------- -----------                                --------------------
                                                     COMMON      PASS-                OTHER                          PASS-
                                           FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED                       THROUGH
                                 CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS  CORPORATE MUNICIPALS SECURITIES
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
                                                                              (IN MILLIONS)
YEAR ENDED DECEMBER 31,
 2011:
Balance, January 1,.............     $  45    $  4       $ 228       $  2       $(1)   $  446       $ 4        $ 1       $  6
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........        --      --          --         --         --       --        --         --         --
   Net investment gains
    (losses)....................        --      --        (57)        (1)          1       80        --         --        (1)
   Net derivative gains
    (losses)....................        --      --          --         --         --       --        --         --         --
  Other comprehensive income
   (loss).......................       (3)     (2)         110          1          6       42        --         --          1
  Purchases.....................        --       3           7          1         --       91        --         --         --
  Sales.........................      (13)      --        (94)        (2)        (2)    (158)        --         --        (1)
  Issuances.....................        --      --          --         --         --       --        --         --         --
  Settlements...................        --      --          --         --         --       --        --         --         --
Transfers into Level 3..........         1      --          --          1         --       --        --         --          1
Transfers out of Level 3........        --      --          --         --         --       --        --         --        (1)
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
Balance, December 31,...........     $  30    $  5       $ 194       $  2       $  4   $  501       $ 4        $ 1       $  5
                                 ========= ======= =========== ========== ========== ======== ========= ========== ==========








                                 DERIVATIVE
                                 SECURITIES
                                 ----------

YEAR ENDED DECEMBER 31,
 2011:
Balance, January 1,.............        $--
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........         --
   Net investment gains
    (losses)....................         --
   Net derivative gains
    (losses)....................         --
  Other comprehensive income
   (loss).......................          1
  Purchases.....................         --
  Sales.........................         --
  Issuances.....................         --
  Settlements...................         --
Transfers into Level 3..........         --
Transfers out of Level 3........         --
                                 ----------
Balance, December 31,...........        $ 1
                                 ==========

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 --------------------------------------------------------------------------------------------
                                                       PENSION BENEFITS                        OTHER POSTRETIREMENT BENEFITS
                                 ------------------------------------------------------------ -------------------------------
                                  FIXED MATURITY     EQUITY                                      FIXED MATURITY
                                    SECURITIES:    SECURITIES:                                    SECURITIES:
                                 ----------------- -----------                                --------------------
                                                     COMMON      PASS-                OTHER                          PASS-
                                           FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED                       THROUGH
                                 CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS  CORPORATE MUNICIPALS SECURITIES
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
                                                                        (IN MILLIONS)
YEAR ENDED DECEMBER 31,
 2010:
Balance, January 1,.............     $  64    $  5        $229      $  66       $ --     $354       $--        $--       $  9
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........        --      --          --       (11)          2       74        --         --        (4)
   Net investment gains
    (losses)....................        --      --          --         --         --       --        --         --         --
   Net derivative gains
    (losses)....................        --      --          --         --         --       --        --         --         --
  Other comprehensive
   income (loss)................         7       1         (2)         13        (2)      (4)         1         --          1
Purchases, sales, issuances and
 settlements....................      (17)     (2)           1       (67)        (1)       22        --         --        (1)
Transfers into Level 3..........         4      --          --          2         --       --         3          1          1
Transfers out of Level 3........      (13)      --          --        (1)         --       --        --         --         --
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
Balance, December 31,...........     $  45    $  4        $228      $   2       $(1)     $446       $ 4        $ 1       $  6
                                 ========= ======= =========== ========== ========== ======== ========= ========== ==========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                      ------------------------------------------------------------------------------------------
                                                            PENSION BENEFITS                       OTHER POSTRETIREMENT BENEFITS
                                      ------------------------------------------------------------ -----------------------------
                                       FIXED MATURITY     EQUITY
                                         SECURITIES:    SECURITIES:
                                      ----------------- -----------
                                                          COMMON      PASS-                OTHER               PASS-
                                                FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED            THROUGH
                                      CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS           SECURITIES
                                      --------- ------- ----------- ---------- ---------- -------- -----------------------------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..................      $ 54    $  4      $  437      $  76      $  38    $ 372                         $  13
Total realized/unrealized gains
 (losses) included in:
  Earnings:..........................
   Net investment income.............       (5)     (1)          --        (2)         34        4                          (17)
   Net investment gains (losses).....        --      --          --         --         --       --                            --
   Net derivative gains (losses).....        --      --          --         --         --       --                            --
  Other comprehensive income
   (loss)............................        20       5       (220)          8       (37)     (56)                            17
Purchases, sales, issuances and
 settlements.........................       (3)     (3)          12       (23)       (35)       34                           (4)
Transfers into and/or out of Level 3.       (2)      --          --          7         --       --                            --
                                      --------- ------- ----------- ---------- ---------- -------- -----------------------------
Balance, December 31,................      $ 64    $  5      $  229      $  66      $  --    $ 354                         $   9
                                      ========= ======= =========== ========== ========== ======== =============================

   See Note 5 for further information about the valuation techniques and inputs by level of major assets of invested assets that affect the amounts reported above.

   The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

   The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target range allocation by major asset class as of December 31, 2011 for the Invested Plans:

                                  DEFINED BENEFIT PLAN        POSTRETIREMENT MEDICAL       POSTRETIREMENT LIFE
                                  ------------------------    -------------------------    ---------------------
                                            ACTUAL ALLOCATION            ACTUAL ALLOCATION        ACTUAL ALLOCATION
                                   TARGET   --------------      TARGET   --------------    TARGET --------------
                                   RANGE    2011     2010       RANGE    2011     2010     RANGE  2011     2010
                                  --------- ----     ----     ---------- ----     ----     ------ ----     ----
ASSET CLASS:
Fixed maturity securities:
  Corporate......................             28%      24%                 17%      10%             --%      --%
  Federal agency.................              4        3                   4        2              --       --
  Foreign bonds..................              3        3                   2       --              --       --
  Municipals.....................              3        2                   8        5              --       --
  U.S. government bonds..........             17       12                  20       11              --       --
                                            ----     ----                ----     ----            ----     ----
   Total fixed maturity
    securities................... 50% - 80%   55%      44%    50% - 100%   51%      28%        0%   --%      --%
                                            ----     ----                ----     ----            ----     ----
Equity securities:
  Common stock -- domestic.......             20%      27%                 30%      49%             --%      --%
  Common stock -- foreign........              4        8                   7       10              --       --
                                            ----     ----                ----     ----            ----     ----
   Total equity securities.......  0% - 40%   24%      35%      0% - 50%   37%      59%        0%   --%      --%
                                            ----     ----                ----     ----            ----     ----
Alternative securities:
  Money market securities........             --%       5%                  1%      --%             --%      --%
  Pass-through securities........              6        5                  11       11              --       --
  Derivatives....................              1       --                  --       --              --       --
  Short-term investments.........              5        1                  --        1             100      100
  Other invested assets..........              8        8                  --       --              --       --
  Other receivables..............              1        1                  --        1              --       --
  Securities receivable..........             --        1                  --       --              --       --
                                            ----     ----                ----     ----            ----     ----
   Total alternative securities.. 10% - 20%   21%      21%      0% - 10%   12%      13%      100%  100%     100%
                                            ----     ----                ----     ----            ----     ----
    Total assets.................            100%     100%                100%     100%            100%     100%
                                            ====     ====                ====     ====            ====     ====

  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for 2012. The Company expects to make discretionary contributions to the qualified pension plan of $176 million in 2012. For information on employer contributions, see "-- Obligations, Funded Status and Net Periodic Benefit Costs."

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $88 million to fund the benefit payments in 2012.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $75 million towards benefit obligations in 2012 to pay postretirement medical claims.

   As noted previously, the Company no longer expects to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                               OTHER
                                  PENSION  POSTRETIREMENT
                                  BENEFITS    BENEFITS
                                  -------- --------------
                                       (IN MILLIONS)
                       2012......   $  435           $110
                       2013......   $  410           $112
                       2014......   $  440           $115
                       2015......   $  439           $117
                       2016......   $  454           $119
                       2017-2021.   $2,543           $609

  ADDITIONAL INFORMATION

   As previously discussed, most of the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $47 million, $46 million and $42 million for the years ended December 31, 2011, 2010 and 2009, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $885 million, $767 million and $689 million for the years ended December 31, 2011, 2010 and 2009, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

   The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $73 million, $72 million and $79 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


15.  EQUITY

  CAPITAL CONTRIBUTIONS

   During the year ended December 31, 2011, United MetLife Insurance Company Limited ("United"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with Sino-US MetLife Insurance Company Limited ("Sino"), another insurance underwriting joint venture of an affiliate of the Company. The Company's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of United compared to the contributed capital and undistributed earnings of all other owners of United and Sino. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, the Company's investment in Sino-United is based on the carrying value of its investment in United. Pursuant to the merger, the Company entered into an agreement whereby the affiliate will pay an amount to the Company based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a capital contribution, was received during the year ended December 31, 2011. The Company's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

   During each of the years ended December 31, 2011, 2010 and 2009, MetLife, Inc. contributed $3 million in the form of payment of line of credit fees on the Company's behalf.

  STOCK-BASED COMPENSATION PLANS

  Overview

   The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock, or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

  Description of Plans for Employees and Agents -- General Terms

   The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc. common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

   Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to MetLife, Inc. common stock).

   The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2011, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 31,803,801. Stock Option exercises and other awards

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. or by the issuance of new shares.

   Of the stock-based compensation for the years ended December 31, 2011, 2010 and 2009, 70%, 79% and 88%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

   Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

  Compensation Expense Related to Stock-Based Compensation

   The components of compensation expense related to stock-based compensation was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                               2011     2010    2009
                                               ----     ----    ----
                                               (IN MILLIONS)
                  Stock Options............... $ 48      $39     $48
                  Performance Shares (1)......   37       19      10
                  Restricted Stock Units......   15        9       3
                                               ----     ----    ----
                  Total compensation expenses. $100      $67     $61
                                               ====     ====    ====
                  Income tax benefits......... $ 35      $23     $21
                                               ====     ====    ====

----------

(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

   At December 31, 2011, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 85%, 54% and 84%, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           DECEMBER 31, 2011
                                     ------------------------------
                                                   WEIGHTED AVERAGE
                                        EXPENSE         PERIOD
                                     ------------- ----------------
                                     (IN MILLIONS)     (YEARS)
             Stock Options..........           $52             1.82
             Performance Shares.....           $44             1.76
             Restricted Stock Units.           $23             1.82

  Stock Options

   Stock Options are the contingent right of award holders to purchase shares of MetLife, Inc. common stock at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of MetLife, Inc. common stock reported on the New York Stock Exchange on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

   A summary of the activity related to Stock Options for the year ended December 31, 2011 was as follows:

                                                                                      WEIGHTED
                                                                                       AVERAGE
                                                                                      REMAINING    AGGREGATE
                                                       SHARES UNDER WEIGHTED AVERAGE CONTRACTUAL   INTRINSIC
                                                          OPTION     EXERCISE PRICE     TERM       VALUE (1)
                                                       ------------ ---------------- ----------- -------------
                                                                                       (YEARS)   (IN MILLIONS)
Outstanding at January 1, 2011........................   32,702,331           $38.47        5.30          $195
Granted (2)...........................................    5,471,447           $45.16
Exercised.............................................  (2,944,529)           $29.83
Expired...............................................    (317,342)           $42.32
Forfeited.............................................    (198,381)           $38.34
                                                        -----------
Outstanding at December 31, 2011......................   34,713,526           $40.22        5.35          $ --
                                                       ============ ================ =========== =============
Aggregate number of stock options expected to vest at
  a future date as of December 31, 2011...............   33,596,536           $40.31        5.25          $ --
                                                       ============ ================ =========== =============
Exercisable at December 31, 2011......................   24,345,356           $41.06        4.02          $ --
                                                       ============ ================ =========== =============

----------

(1)The aggregate intrinsic value was computed using the closing share price on December 30, 2011 of $31.18 and December 31, 2010 of $44.44, as applicable.

(2)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $78 million.

   The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc. common stock; risk-free rate of return; expected dividend yield on MetLife, Inc. common stock; exercise multiple; and the post-vesting termination rate.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Expected volatility is based upon an analysis of historical prices of MetLife, Inc. common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of MetLife, Inc.'s common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

   The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

   Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

   The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

   The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               YEARS ENDED DECEMBER 31,
                                                          -----------------------------------
                                                             2011        2010        2009
                                                          ----------- ----------- -----------
Dividend yield...........................................    1.65%       2.11%       3.15%
Risk-free rate of return................................. 0.29%-5.51% 0.35%-5.88% 0.73%-6.67%
Expected volatility......................................   32.64%      34.41%      44.39%
Exercise multiple........................................    1.69        1.75        1.76
Post-vesting termination rate............................    3.36%       3.64%       3.70%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           7           6
Weighted average exercise price of stock options granted.   $ 45.16     $35.06      $23.61
Weighted average fair value of stock options granted.....   $ 14.27     $11.29       $8.37

   MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principal for the non-employee insurance agent, who exercised the Stock Option.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents a summary of Stock Option exercise activity:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2011     2010    2009
                                                          ----     ----    ----
                                                          (IN MILLIONS)
       Total intrinsic value of stock options exercised..  $41      $22     $ 1
       Cash received from exercise of stock options......  $88      $52     $ 8
       Tax benefit realized from stock options exercised.  $13      $ 8     $--

  Performance Shares

   Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in shares of MetLife, Inc. common stock. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

   Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.'s performance in change in annual net operating earnings and total shareholder return over the applicable three-year performance period compared to the performance of its competitors. The performance factor was 0.90 for the January 1, 2008 -- December 31, 2010 performance period.

   The following table presents a summary of Performance Share activity for the year ended December 31, 2011:

                                                                                          WEIGHTED AVERAGE
                                                                              PERFORMANCE    GRANT DATE
                                                                                SHARES       FAIR VALUE
                                                                              ----------- ----------------
Outstanding at January 1, 2011...............................................   4,155,574           $31.91
Granted (1)..................................................................   1,783,070           $42.84
Forfeited....................................................................    (89,725)           $32.79
Payable (2)..................................................................   (824,825)           $57.95
                                                                                ---------
Outstanding at December 31, 2011.............................................   5,024,094           $31.50
                                                                              =========== ================
Performance Shares expected to vest at a future date as of December 31, 2011.   4,729,890           $32.35
                                                                              =========== ================

----------

(1)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $76 million.

(2)Includes both shares paid and shares deferred for later payment.

   Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2011, the three year performance period for the 2009 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,791,609 outstanding Performance Shares to which the 2009-2011 performance factor will be applied.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Restricted Stock Units

   Restricted Stock Units are units that, if they vest, are payable in shares of MetLife, Inc. common stock. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

   The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

   The following table presents a summary of Restricted Stock Unit activity for the year ended December 31, 2011:

                                                                                              WEIGHTED AVERAGE
                                                                             RESTRICTED STOCK    GRANT DATE
                                                                                  UNITS          FAIR VALUE
                                                                             ---------------- ----------------
Outstanding at January 1, 2011..............................................          937,172           $29.63
Granted (1).................................................................          734,159           $41.94
Forfeited...................................................................         (61,160)           $35.36
Payable (2).................................................................         (47,322)           $44.35
                                                                             ---------------- ----------------
Outstanding at December 31, 2011............................................        1,562,849           $34.74
                                                                             ================ ================
Restricted Stock Units expected to vest at a future date as of December 31,
  2011......................................................................        1,562,849           $34.74
                                                                             ================ ================

----------

(1)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $31 million.

(2)Includes both shares paid and shares deferred for later payment.

  STATUTORY EQUITY AND INCOME

   Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

   The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

   Statutory net income (unaudited) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2.0 billion, $2.1 billion and $1.2 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus (unaudited), as filed with the New York State Department of Insurance, was $13.5 billion and $13.2 billion at December 31, 2011 and 2010, respectively.

  DIVIDEND RESTRICTIONS

   Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, Metropolitan Life Insurance Company paid a dividend of $1.3 billion, of which $170 million was a transfer of securities. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. During the year ended December 31, 2009, Metropolitan Life Insurance Company did not pay a dividend. The maximum amount of dividends which Metropolitan Life Insurance Company may pay in 2012 without prior regulatory approval is $1.3 billion.

   Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. Under Massachusetts State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2011, 2010 and 2009, NELICO paid a dividend of $107 million,
$84 million and $19 million, respectively. The maximum amount of dividends which NELICO may pay to Metropolitan Life Insurance Company in 2012 without prior regulatory approval is $46 million.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a cash dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, GALIC paid an extraordinary cash dividend to GenAmerica Financial, LLC ("GenAmerica"), its former parent, of $183 million and GenAmerica subsequently paid an ordinary dividend to its parent, Metropolitan Life Insurance Company of $183 million. During the years ended December 31, 2010 and 2009, GALIC paid a dividend to GenAmerica, which was subsequently paid by GenAmerica to Metropolitan Life Insurance Company, of $149 million and $107 million, respectively. The maximum amount of dividends which GALIC may pay to Metropolitan Life Insurance Company in 2012 without prior regulatory approval is $70 million.

   For the years ended December 31, 2011, 2010 and 2009, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $518 million, $248 million and $41 million, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  OTHER COMPREHENSIVE INCOME (LOSS)

   The following table sets forth the balance and changes in accumulated other comprehensive income (loss) including reclassification adjustments required for the years ended December 31, 2011, 2010 and 2009 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                 --------------------------
                                                                                   2011     2010     2009
                                                                                 -------- -------- --------
                                                                                       (IN MILLIONS)
Holding gains (losses) on investments arising during the year................... $  9,190 $  7,350 $ 12,267
Income tax effect of holding gains (losses).....................................  (3,219)  (2,568)  (4,233)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income...........................................................     (45)    (545)      562
Income tax effect of reclassification adjustments...............................       16      190    (194)
Allocation of holding (gains) losses on investments relating to other policyholder amounts..........................................................  (5,430)  (2,329)  (1,948)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts.......................................................................    1,902      814      672
                                                                                 -------- -------- --------
Net unrealized investment gains (losses), net of income tax.....................    2,414    2,912    7,126
Foreign currency translation adjustments, net of income tax.....................        4     (16)     (92)
Defined benefit plans adjustment, net of income tax.............................    (422)       98     (90)
                                                                                 -------- -------- --------
Other comprehensive income (loss)...............................................    1,996    2,994    6,944
Other comprehensive income (loss) attributable to noncontrolling interests......       --      (6)        5
                                                                                 -------- -------- --------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
  Company, excluding cumulative effect of change in accounting principle........    1,996    2,988    6,949
Cumulative effect of change in accounting principle, net of income tax expense
  (benefit) of $0, $6 million and ($19) million (see Note 1)....................       --       10     (36)
                                                                                 -------- -------- --------
 Other comprehensive income (loss) attributable to Metropolitan Life
   Insurance Company............................................................ $  1,996 $  2,998 $  6,913
                                                                                 ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


16.  OTHER EXPENSES

   Information on other expenses was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2011     2010    2009
                                                            ------   ------  ------
                                                               (IN MILLIONS)
Compensation............................................... $2,260   $2,230  $2,433
Pension, postretirement & post employment benefit costs....    330      331     411
Commissions................................................    724      651     758
Volume-related costs.......................................    196      173      36
Affiliated interest costs on ceded and assumed reinsurance.  1,393    1,386   1,236
Capitalization of DAC......................................  (893)    (804)   (857)
Amortization of DAC and VOBA...............................    987      950     415
Interest expense on debt and debt issuance costs...........    194      217     166
Premium taxes, licenses & fees.............................    302      288     317
Professional services......................................    832      743     701
Rent, net of sublease income...............................    129      147     262
Other......................................................   (40)     (53)     131
                                                            ------   ------  ------
 Total other expenses...................................... $6,414   $6,259  $6,009
                                                            ======   ======  ======

  CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

   See Note 6 for DAC and VOBA by segment and a rollforward of each including impacts of capitalization and amortization. See also Note 10 for a description of the DAC amortization impact associated with the closed block.

  INTEREST EXPENSE ON DEBT AND DEBT ISSUANCE COSTS

   See Note 11 for attribution of interest expense by debt issuance. Interest expense on debt and debt issuance costs includes interest expense related to CSEs. See Note 3.

  AFFILIATED EXPENSES

   Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

   See Notes 9, 11 and 19 for a discussion of affiliated expenses included in the table above.

  LEASE IMPAIRMENTS

   See Note 13 for description of lease impairments included within other expenses.

  RESTRUCTURING CHARGES

   In September 2008, MetLife, Inc. began an enterprise-wide cost reduction and revenue enhancement initiative which was fully implemented by December 31, 2011. This initiative was focused on reducing complexity, leveraging scale, increasing productivity and improving the effectiveness of MetLife, Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported within Corporate & Other. Restructuring charges associated with this enterprise-wide initiative were as follows:

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
                                                                    2011    2010     2009
                                                                    ----    -----   ------
                                                                      (IN MILLIONS)
Balance at January 1,.............................................. $  3    $  19   $   61
Severance charges..................................................    2       14       70
Change in severance charge estimates...............................    1      (2)      (8)
Cash payments......................................................  (6)     (28)    (104)
                                                                    ----    -----   ------
Balance at December 31,............................................ $ --    $   3   $   19
                                                                    ====    =====   ======
Restructuring charges incurred in current period................... $  3    $  12   $   62
                                                                    ====    =====   ======
Total restructuring charges incurred since inception of initiative. $138    $ 135   $  123
                                                                    ====    =====   ======

   Changes in severance charge estimates were due to changes in estimates for variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

   In addition to the above charges, the Company has recognized lease charges of $28 million associated with the consolidation of office space since the inception of the initiative.

17.  BUSINESS SEGMENT INFORMATION

   The Company is organized into three segments: Insurance Products, Retirement Products and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other. On November 21, 2011, MetLife, Inc. announced that it will be reorganizing its business into three broad geographic regions and creating a global employee benefits business. While MetLife, Inc. has initiated certain changes in response to this announcement, the Company continued to evaluate the performance of its operating segments under the existing segment structure as of December 31, 2011.

   Insurance Products offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into three distinct businesses: Group Life, Individual Life and Non-Medical Health. Group Life insurance products and services include variable life, universal life and term life products. Individual Life insurance products and services include variable life, universal life, term life and whole life products. Non-Medical Health products and services include dental insurance, group short- and long-term disability, individual disability income, LTC, critical illness and accidental death & dismemberment coverages. Retirement Products offers a variety of variable and fixed annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value and investment products and other benefit funding products.

   Corporate & Other contains the excess capital not allocated to the segments, various start-up and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

   Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

   Operating revenues excludes net investment gains (losses) and net derivative gains (losses). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment,
       (ii) includes income from discontinued real estate operations, and
       (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

   The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets,
       (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    .  Other expenses excludes costs related to noncontrolling interests.

   In 2011, management modified its definition of operating earnings to exclude impacts related to certain variable annuity guarantees and Market Value Adjustments to better conform to the way it manages and assesses its business. Accordingly, such results are no longer reported in operating earnings. Consequently, prior years' results for Retirement Products and total consolidated operating earnings have been decreased by $15 million, net of $8 million of income tax, and $18 million, net of $10 million of income tax, for the years ended December 31, 2010 and 2009, respectively.

   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other for the years ended December 31, 2011, 2010 and 2009 and at December 31, 2011 and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010. The accounting policies of the segments are the same as those of the Company, except for operating earnings adjustments as defined above, the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation.

   Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s business.

   Effective January 1, 2011, MetLife, Inc. updated its economic capital model to align segment allocated equity with emerging standards and consistent risk principles. Such changes to MetLife, Inc.'s economic capital model are applied prospectively. Segment net investment income is also credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income (loss) from continuing operations, net of income tax.

                                                      OPERATING EARNINGS
                                       ------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                        TOTAL
YEAR ENDED DECEMBER 31, 2011           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL  ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- ------- ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................   $16,346     $  594    $1,347    $    1 $18,288      $   --      $18,288
Universal life and investment-type
 product policy fees..................     1,406        559       196        --   2,161          41        2,202
Net investment income.................     5,216      2,154     3,987       391  11,748       (121)       11,627
Other revenues........................       491        109       242       966   1,808          --        1,808
Net investment gains (losses).........        --         --        --        --      --         132          132
Net derivative gains (losses).........        --         --        --        --      --       1,578        1,578
                                       --------- ---------- --------- --------- ------- ----------- ------------
  Total revenues......................    23,459      3,416     5,772     1,358  34,005       1,630       35,635
                                       --------- ---------- --------- --------- ------- ----------- ------------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............    17,994      1,005     2,989         4  21,992          44       22,036
Interest credited to policyholder
 account balances.....................       502        678     1,138        --   2,318          54        2,372
Capitalization of DAC.................     (398)      (475)      (20)        --   (893)          --        (893)
Amortization of DAC and VOBA..........       529        366        14         1     910          77          987
Interest expense on debt..............         3          3         7       172     185           9          194
Other expenses........................     3,031      1,396       446     1,247   6,120           6        6,126
                                       --------- ---------- --------- --------- ------- ----------- ------------
  Total expenses......................    21,661      2,973     4,574     1,424  30,632         190       30,822
                                       --------- ---------- --------- --------- ------- ----------- ------------
Provision for income tax expense
 (benefit)............................       631        156       421     (229)     979         502        1,481
                                       --------- ---------- --------- --------- -------             ------------
OPERATING EARNINGS....................   $ 1,167     $  287    $  777    $  163   2,394
                                       ========= ========== ========= ========= =======
Adjustments to:
  Total revenues......................                                            1,630
  Total expenses......................                                            (190)
  Provision for income tax (expense)
   benefit............................                                            (502)
                                                                                -------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $ 3,332                  $ 3,332
                                                                                =======             ============

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                              CORPORATE
                                                         INSURANCE RETIREMENT  BENEFIT   CORPORATE
AT DECEMBER 31, 2011                                     PRODUCTS   PRODUCTS   FUNDING    & OTHER      TOTAL
-----------------------------------                      --------- ---------- --------- ----------- ------------
                                                                              (IN MILLIONS)
TOTAL ASSETS.......................                       $127,169    $80,219  $157,553     $37,255     $402,196
SEPARATE ACCOUNT ASSETS............                       $  7,173    $36,557  $ 62,948     $    --     $106,678
SEPARATE ACCOUNT LIABILITIES.......                       $  7,173    $36,557  $ 62,948     $    --     $106,678

                                                    OPERATING EARNINGS
                                    ---------------------------------------------------
                                                         CORPORATE
                                    INSURANCE RETIREMENT  BENEFIT  CORPORATE                           TOTAL
YEAR ENDED DECEMBER 31, 2010        PRODUCTS   PRODUCTS   FUNDING   & OTHER     TOTAL   ADJUSTMENTS CONSOLIDATED
----------------------------------- --------- ---------- --------- ---------- --------- ----------- ------------
                                                                   (IN MILLIONS)
REVENUES
Premiums...........................   $16,615     $  608  $  1,295    $     1  $ 18,519     $    --     $ 18,519
Universal life and investment-type
 product policy fees...............     1,363        481       196         --     2,040          35        2,075
Net investment income..............     5,344      2,274     3,830        146    11,594         (1)       11,593
Other revenues.....................       444         78       239        964     1,725          --        1,725
Net investment gains (losses)......        --         --        --         --        --       (170)        (170)
Net derivative gains (losses)......        --         --        --         --        --       (266)        (266)
                                    --------- ---------- --------- ---------- --------- ----------- ------------
  Total revenues...................    23,766      3,441     5,560      1,111    33,878       (402)       33,476
                                    --------- ---------- --------- ---------- --------- ----------- ------------
EXPENSES
Policyholder benefits and claims
 and policyholder dividends........    18,299        963     2,875       (18)    22,119          31       22,150
Interest credited to policyholder
 account balances..................       507        712     1,251         --     2,470          53        2,523
Capitalization of DAC..............     (398)      (392)      (14)         --     (804)          --        (804)
Amortization of DAC and VOBA.......       546        266        15          1       828         122          950
Interest expense on debt...........         4          4         5        189       202          15          217
Other expenses.....................     2,968      1,320       425      1,181     5,894           2        5,896
                                    --------- ---------- --------- ---------- --------- ----------- ------------
  Total expenses...................    21,926      2,873     4,557      1,353    30,709         223       30,932
                                    --------- ---------- --------- ---------- --------- ----------- ------------
Provision for income tax expense
 (benefit).........................       645        200       350      (208)       987       (209)          778
                                    --------- ---------- --------- ---------- ---------             ------------
OPERATING EARNINGS.................   $ 1,195     $  368  $    653    $  (34)     2,182
                                    ========= ========== ========= ========== =========
Adjustments to:
  Total revenues...................                                               (402)
  Total expenses...................                                               (223)
  Provision for income tax
   (expense) benefit...............                                                 209
                                                                              ---------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME
 TAX...............................                                            $  1,766                 $  1,766
                                                                              =========             ============

                                                                              CORPORATE
                                                         INSURANCE RETIREMENT  BENEFIT   CORPORATE
AT DECEMBER 31, 2010                                     PRODUCTS   PRODUCTS   FUNDING    & OTHER      TOTAL
-----------------------------------                      --------- ---------- --------- ----------- ------------
                                                                              (IN MILLIONS)
TOTAL ASSETS.......................                       $123,915    $77,622  $143,541     $30,329     $375,407
SEPARATE ACCOUNT ASSETS............                       $  8,343    $34,540  $ 54,946     $    --     $ 97,829
SEPARATE ACCOUNT LIABILITIES.......                       $  8,343    $34,540  $ 54,946     $    --     $ 97,829

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                      OPERATING EARNINGS
-                                      -------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                         TOTAL
YEAR ENDED DECEMBER 31, 2009           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL   ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- -------- ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................   $16,651     $  553    $1,414    $   11 $ 18,629    $     --     $ 18,629
Universal life and investment-type
 product policy fees..................     1,486        416       145        --    2,047          20        2,067
Net investment income.................     4,968      2,006     3,466     (328)   10,112          63       10,175
Other revenues........................       511         73       230       925    1,739          --        1,739
Net investment gains (losses).........        --         --        --        --       --     (1,667)      (1,667)
Net derivative gains (losses).........        --         --        --        --       --     (4,428)      (4,428)
                                       --------- ---------- --------- --------- -------- ----------- ------------
  Total revenues......................    23,616      3,048     5,255       608   32,527     (6,012)       26,515
                                       --------- ---------- --------- --------- -------- ----------- ------------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............    18,447        923     2,879         7   22,256          18       22,274
Interest credited to policyholder
 account balances.....................       513        754     1,366        --    2,633          36        2,669
Capitalization of DAC.................     (396)      (449)      (12)        --    (857)          --        (857)
Amortization of DAC and VOBA..........       410        248        12         2      672       (257)          415
Interest expense on debt..............         2         --         1       163      166          --          166
Other expenses........................     3,145      1,391       422     1,320    6,278           7        6,285
                                       --------- ---------- --------- --------- -------- ----------- ------------
  Total expenses......................    22,121      2,867     4,668     1,492   31,148       (196)       30,952
                                       --------- ---------- --------- --------- -------- ----------- ------------
Provision for income tax expense
 (benefit)............................       498         51       187     (489)      247     (2,143)      (1,896)
                                       --------- ---------- --------- --------- --------             ------------
OPERATING EARNINGS....................   $   997     $  130    $  400    $(395)    1,132
                                       ========= ========== ========= ========= ========
Adjustments to:
  Total revenues......................                                           (6,012)
  Total expenses......................                                               196
  Provision for income tax (expense)
   benefit............................                                             2,143
                                                                                --------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $(2,541)                 $(2,541)
                                                                                ========             ============

   Net investment income is based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Operating revenues derived from any customer did not exceed 10% of consolidated operating revenues for the years ended December 31, 2011, 2010 and 2009. Substantially all of the Company's revenues originated in the U.S.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

   The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

value less expected disposition costs. Income from discontinued real estate operations, net of income tax, was $65 million, $20 million and $19 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The carrying value of real estate related to discontinued operations was $1 million and $180 million at December 31, 2011 and 2010, respectively.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.8 billion, $2.7 billion and $3.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.6 billion, $1.2 billion and $1.1 billion for the years ended December 31, 2011, 2010 and 2009, respectively, and were reimbursed to the Company by these affiliates. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                           2011     2010    2009
  -                                                       ------   ------  ------
                                                             (IN MILLIONS)
  Compensation........................................... $1,823   $1,770  $2,255
  Pension, postretirement & postemployment benefit costs.   (10)       --      --
  Commissions............................................    905      801     638
  Volume-related costs...................................  (328)    (269)   (284)
  Professional services..................................  (122)     (18)      --
  Rent...................................................   (36)     (28)      --
  Other..................................................  (993)    (745)   (718)
                                                          ------   ------  ------
   Total other expenses.................................. $1,239   $1,511  $1,891
                                                          ======   ======  ======

   Revenues received from affiliates related to these agreements were recorded as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2011     2010    2009
     -                                                       ----     ----    ----
                                                             (IN MILLIONS)
     Universal life and investment-type product policy fees.  $94      $84     $55
     Other revenues.........................................  $46      $34     $22

   The Company had net payables to affiliates of $238 million and $243 million at December 31, 2011 and 2010, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
9. See Notes 3, 8 and 11 for additional related party transactions.

    GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                               (MULTI MANAGER C)
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY
     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:
                                 METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                (800)-685-0124
This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. In addition, we will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the individual Policy are collectively referred to in this Prospectus as "Policy" or "Policies."

Prior to May 1, 2006, the Contracts were issued by Paragon Life Insurance Company. These Contracts are now Contracts of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Contracts originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Contract value or the performance of the investment options available under the Contracts.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the Investment Divisions of Paragon Separate Account B (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below. For certain Policies, you may also allocate net premiums to the General Account.

A full description of the Funds is contained in the prospectus for each Fund. YOU CAN OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 685-0124.


                                  PROSPECTUS


                                APRIL 30, 2012



PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

   .  ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
   .  ARE NOT FEDERALLY INSURED;
   .  ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
   .  ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:

                    DWS VARIABLE SERIES I (CLASS A SHARES)
                             DWS International VIP

                    DWS VARIABLE SERIES II (CLASS A SHARES)
                             DWS Money Market VIP

                    FIDELITY(R) VARIABLE INSURANCE PRODUCTS
                            (INITIAL CLASS SHARES)
                            Contrafund(R) Portfolio
                            Equity-Income Portfolio
                            Freedom 2010 Portfolio
                            Freedom 2020 Portfolio
                            Freedom 2030 Portfolio
                            Freedom 2040 Portfolio
                            Freedom 2050 Portfolio
                               Growth Portfolio
                              Index 500 Portfolio
                               Mid Cap Portfolio

                  MET INVESTORS SERIES TRUST (CLASS A SHARES)
                   MFS(R) Emerging Markets Equity Portfolio


                   METROPOLITAN SERIES FUND (CLASS A SHARES)

                        Russell 2000(R) Index Portfolio

            MFS(R) VARIABLE INSURANCE TRUST (INITIAL CLASS SHARES)
                          MFS(R) Global Equity Series
                             MFS(R) Growth Series

                    PUTNAM VARIABLE TRUST (CLASS IA SHARES)
                         Putnam VT Equity Income Fund
                           Putnam VT High Yield Fund
                             Putnam VT Income Fund

                        Putnam VT Multi-Cap Growth Fund

                            Putnam VT Voyager Fund

                       T. ROWE PRICE EQUITY SERIES, INC.
                         New America Growth Portfolio
                     Personal Strategy Balanced Portfolio

                    T. ROWE PRICE FIXED INCOME SERIES, INC.
                          Limited-Term Bond Portfolio

                               TABLE OF CONTENTS

  Policy Benefits/Risks Summary..........................................  4
     Policy Benefits
     Policy Risks
     Fund Risks
  Fee Tables.............................................................  9
     Transaction Charges
     Periodic Charges Other Than Fund Operating Expenses
     Optional Rider Charges
     Fund Charges and Expenses
  Issuing the Policy..................................................... 14
     General Information
     Selection of Charge Structure (Group A, Group B and Group C)
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums............................................................... 18
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance under Certain Group Contracts
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company and the General Account.................................... 20
     The Company
     Guarantee of Insurance Obligations
     The General Account
  The Separate Account and the Funds..................................... 22
     The Separate Account
     The Funds
  Policy Values.......................................................... 27
     Policy Cash Value
     Cash Surrender Value
     Cash Value in the General Account
     Cash Value in Each Separate Account Investment Division
  Policy Benefits........................................................ 28
     Death Benefit
     Payment of the Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Automatic Investment Strategies
     Loans
     Conversion Rights
     Payment of Benefits at Maturity
     Facsimile and Internet Requests

                 Policy Lapse and Reinstatement........... 38
                    Lapse
                    Reinstatement
                 Charges and Deductions................... 39
                    Transaction Charges
                    Periodic Charges
                    Federal Taxes
                    Variations in Charges
                    Annual Fund Operating Expenses
                 Federal Tax Matters...................... 43
                    Tax Status of the Policy
                    Tax Treatment of Policy Benefits
                 Additional Benefits and Riders........... 48
                 Distribution of the Policies............. 48
                 General Provisions of the Group Contract. 50
                    Issuance
                    Premium Payments
                    Grace Period
                    Termination
                    Right to Examine Group Contract
                    Entire Contract
                    Incontestability
                    Ownership of Group Contract
                 General Matters Relating to the Policy... 52
                    Postponement of Payments
                 State Variations......................... 52
                 Legal Proceedings........................ 52
                 Financial Statements..................... 53
                 Glossary................................. 54

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE: The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy or, if later, 45 days after the Policy application is signed. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if an Owner requests an increase in Face Amount for that increase.

DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. We calculate the amount payable under each death benefit option as of the Insured's date of death.

  . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER: Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.

PARTIAL WITHDRAWALS: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE (TERMINATE WITHOUT VALUE).

TRANSFERS: Subject to certain restrictions, an Owner may transfer Cash Value among the Investment Divisions of the Separate Account or General Account, if available. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers--Frequent Transfers Among Investment Divisions."


LOANS: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Investment Division of the Separate Account or the General Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. LOANS MAY HAVE TAX CONSEQUENCES.


OTHER POLICY BENEFITS

OWNERSHIP RIGHTS: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE: Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

GENERAL ACCOUNT: You may place money in the General Account where it earns at least 4% annual interest (3% if the General Account is first made available under the Policy on or after May 1, 2011). We may credit higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT: You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE: Cash Value is the sum of your amounts in the General Account, the Loan Account, and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, interest we credit to the General Account, charges we deduct, and other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS: There may be other ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

CONVERSION RIGHTS: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Certificate issued in connection with the Group Contract will continue unless the Certificate is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Certificate from lapsing.

If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.

Some group contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no successor insurance or if the successor carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your cash surrender value or to convert the coverage to a personal policy of life insurance.

POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4% (3% if the General Account is first made available under the Policy on or after May 1,
2011).

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contract holder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

LOANS

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A POLICY LOAN MAY HAVE TAX CONSEQUENCES. If an Owner surrenders the Policy or allows the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
================================================================================

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Contractholder (employer) chooses which charges, Group A, Group B or Group C, will apply to the Policies issued to the employees of the employer (See "Issuing the Policy--Selection of Charge Structure, Group A, Group B and Group C").

TRANSACTION CHARGES

The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers Cash Value among the Separate Account Investment Divisions and the General Account.

                                                   MAXIMUM GUARANTEED AMOUNT DEDUCTED
                             WHEN CHARGE IS    ------------------------------------------------
          CHARGE                DEDUCTED          GROUP A          GROUP B         GROUP C
-----------------------------------------------------------------------------------------------
PREMIUM EXPENSE              Upon receipt of
CHARGE/(1)/                   each premium
                                 payment
FOR POLICIES ISSUED                            1.00% of each    1.00% of each   1.00% of each
  UNDER GROUP CONTRACTS                           premium          premium         premium
                                                  payment          payment         payment
ONLY FOR POLICIES TREATED                      2.00% of each    2.00% of each   2.00% of each
  AS INDIVIDUAL CONTRACTS                         premium          premium         premium
  UNDER OMNIBUS BUDGET                            payment          payment         payment
  RECONCILIATION ACT OF
  1990
-----------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE           Upon receipt of   2.25% of each    2.25% of each     No charge
                              each premium        premium          premium
                                 payment          payment          payment
-----------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL              Upon each      The LESSER of $25 or 2% of the amount withdrawn
CHARGE                           partial
                             withdrawal from
                               the Policy
-----------------------------------------------------------------------------------------------
TRANSFER CHARGE             Upon transfer in                $25 per transfer
                              excess of 12
                            in a Policy Year
-----------------------------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT    At the time an                       $100
ADMINISTRATIVE CHARGE       accelerated death
                             benefit is paid
-----------------------------------------------------------------------------------------------

--------
/(1)/The maximum premium expense charge we can apply to Policies under any Group Contract can vary but will not exceed 1%. The net amount of premium invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule Page.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, that an Owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if an Owner purchases any rider(s).

                                                             MAXIMUM GUARANTEED AMOUNT DEDUCTED
                                                           ---------------------------------------------------
                                                           GROUP CONTRACTS ISSUED   GROUP CONTRACTS ISSUED
             CHARGE               WHEN CHARGE IS DEDUCTED    BEFORE 1/1/09/(1)/     ON OR AFTER 1/1/09/(2)/
--------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(3)/        On the Investment
(PER $1000 OF NET AMOUNT AT         Start Date and each
RISK)                               succeeding Monthly
                                        Anniversary
MINIMUM CHARGE                                                      $0.16               $0.30
MAXIMUM CHARGE                                                     $31.31               $82.33
CHARGE FOR AN INSURED,                                              $0.45               $0.92
  ATTAINED AGE 45, ACTIVELY AT
  WORK
--------------------------------------------------------------------------------------------------------------
                                                                   GROUP A          GROUP B       GROUP C
--------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE/(4)/        On the Investment Start  $6 per Policy per month    $0            $0
                                     Date and on each      during the first Policy
                                    succeeding Monthly       Year and $3.50 per
                                        Anniversary          Policy per month in
                                                                renewal years
--------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK                 Daily           0.90% (annually) of the net assets of each
CHARGE/(5)/                                                Investment Division of the Separate Account
--------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD/(6)/             On each Policy                        3.0%
                                        Anniversary
--------------------------------------------------------------------------------------------------------------

--------
/(1)/Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/09.

/(2)/Also applies to Individual Policies issued under an employer-sponsored insurance program established on or after 1/1/09.

/(3)/Cost of insurance rates vary based on the Insured's Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Contractholder has chosen for the Policies. The cost of insurance charge is greater for participants in a Group Contract that uses a Group B or Group C charge structure than those in a Group Contract that uses a Group A charge structure. (See "Issuing the Policy--Selection of Charge Structure, Group A, Group B and Group C.") The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

/(4)/The maximum administrative charge we can apply to any Policy can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

/(5)/The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

/(6)/Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

                                                                   MAXIMUM GUARANTEED AMOUNT DEDUCTED
                                                           --------------------------------------------------------
                                                           GROUP CONTRACTS   GROUP CONTRACTS      GROUP CONTRACTS
                                                           ISSUED BEFORE          ISSUED            ISSUED ON OR
             CHARGE               WHEN CHARGE IS DEDUCTED   1/1/04/(1)/     1/1/04-12/31/08/(2)/  AFTER 1/1/09/(3)/
-------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:/(4)/
-------------------------------------------------------------------------------------------------------------------
Waiver of Monthly                 On rider start date and
Deductions Rider                      on each Monthly
                                        Anniversary
MINIMUM CHARGE                                                 $0.01              $0.02                $0.04
MAXIMUM CHARGE                                                 $0.24              $3.76                $9.88
CHARGE FOR AN INSURED,                                         $0.07              $0.06                $0.11
  ATTAINED AGE 45, ACTIVELY AT
  WORK
-------------------------------------------------------------------------------------------------------------------
Children's Life Insurance         On rider start date and                         $0.16
Rider (per $1000 of coverage)         on each Monthly
                                        Anniversary
-------------------------------------------------------------------------------------------------------------------
Spouse's Life Insurance           On rider start date and
Rider (per $1000 of coverage)         on each Monthly
                                        Anniversary
MINIMUM CHARGE                                                                    $0.15
MAXIMUM CHARGE                                                                    $5.16
CHARGE FOR A SPOUSE,                                                              $0.45
  ATTAINED AGE 45
-------------------------------------------------------------------------------------------------------------------
Accelerated Death Benefit             See "Accelerated Death Benefit Administrative Charge" in Transaction
Settlement Option Rider                                       Charges table above.
-------------------------------------------------------------------------------------------------------------------

--------
/(1)/Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/04. This charge is calculated based on $1.00 of waived deduction.

/(2)/The charge is calculated by increasing the cost of insurance rates (based on the 1980 CSO Table) by 12%.

/(3)/The charge is calculated by increasing the cost of insurance rates (based on the 2001 CSO Table) by 12%.

/(4)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

FUND CHARGES AND EXPENSES


The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2011. The Fund expenses used to prepare these tables were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2011. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2011. The second table shows the total annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2011, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.


MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                 MINIMUM MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)   0.10%   1.40%
--------------------------------------------------------------------------------


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                           DISTRIBUTION          ACQUIRED   TOTAL    CONTRACTUAL   NET TOTAL
                                              AND/OR               FUND    ANNUAL     FEE WAIVER    ANNUAL
                                MANAGEMENT   SERVICE     OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
FUND                               FEE     (12B-1) FEES EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
------------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES I --
  CLASS A
   DWS International VIP          0.79%         --       0.21%       --     1.00%         --         1.00%
------------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES II --
  CLASS A
   DWS Money Market VIP           0.29%         --       0.22%       --     0.51%         --         0.51%
------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
   Contrafund(R) Portfolio        0.56%         --       0.09%       --     0.65%         --         0.65%
   Equity-Income Portfolio        0.46%         --       0.10%       --     0.56%         --         0.56%
   Freedom 2010 Portfolio            --         --          --    0.56%     0.56%         --         0.56%
   Freedom 2020 Portfolio            --         --          --    0.60%     0.60%         --         0.60%
   Freedom 2030 Portfolio            --         --          --    0.65%     0.65%         --         0.65%
   Freedom 2040 Portfolio            --         --          --    0.68%     0.68%         --         0.68%
   Freedom 2050 Portfolio            --         --          --    0.70%     0.70%         --         0.70%
   Growth Portfolio               0.56%         --       0.10%       --     0.66%         --         0.66%
   Index 500 Portfolio            0.05%         --       0.05%       --     0.10%         --         0.10%
   Mid Cap Portfolio              0.56%         --       0.10%       --     0.66%         --         0.66%
------------------------------------------------------------------------------------------------------------

                                          DISTRIBUTION          ACQUIRED   TOTAL    CONTRACTUAL   NET TOTAL
                                             AND/OR               FUND    ANNUAL     FEE WAIVER    ANNUAL
                               MANAGEMENT   SERVICE     OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
FUND                              FEE     (12B-1) FEES EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
-----------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST --
  CLASS A
   MFS(R) Emerging Markets
     Equity Portfolio            0.92%         --       0.17%       --     1.09%          --        1.09%
-----------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND --
  CLASS A
   Russell 2000(R) Index
     Portfolio                   0.25%         --       0.06%    0.01%     0.32%       0.00%        0.32%
-----------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
   MFS(R) Global Equity
     Series                      1.00%         --       0.40%       --     1.40%       0.25%        1.15%
   MFS(R) Growth Series          0.75%         --       0.09%       --     0.84%          --        0.84%
-----------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST --
  CLASS IA
   Putnam VT Equity
     Income Fund                 0.48%         --       0.16%    0.05%     0.69%          --        0.69%
   Putnam VT High Yield
     Fund                        0.57%         --       0.17%       --     0.74%          --        0.74%
   Putnam VT Income Fund         0.40%         --       0.18%       --     0.58%          --        0.58%
   Putnam VT Multi-Cap
     Growth Fund                 0.56%         --       0.16%       --     0.72%          --        0.72%
   Putnam VT Voyager Fund        0.56%         --       0.16%       --     0.72%          --        0.72%
-----------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES,
  INC.
   New America Growth
     Portfolio                   0.85%         --          --       --     0.85%          --        0.85%
   Personal Strategy
     Balanced Portfolio          0.90%         --          --    0.12%     1.02%       0.11%        0.91%
-----------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME
  SERIES, INC.
   Limited-Term Bond
     Portfolio                   0.70%         --          --    0.05%     0.75%          --        0.75%
-----------------------------------------------------------------------------------------------------------



The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Funds have agreed to waive fees and/or pay expenses of the Funds until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Fund, but the expenses of the Fund are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Funds provided the information on their expenses, and we have not independently verified the information.

ISSUING THE POLICY
================================================================================

GENERAL INFORMATION

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

For some Group Contracts or other employer-sponsored insurance program, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract or other program cease or the employee's employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See "Conversion Rights--Conversion upon Termination of the Group Contract or Change in Insured's Eligibility.")

SELECTION OF CHARGE STRUCTURE (GROUP A, GROUP B AND GROUP C)

Three different charge structures are available for the administrative convenience of the Contractholder (employer) who chooses which charge structure will apply to the Policies issued to the Contractholder's employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Policy to see which charge structure applies to your Policy.

The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Policies in Group A, we assess both of these charges as explicit charges. For Policies in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A. For Policies in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A or Group B.

It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for employees in the aggregate under a Group Contract. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per policy administrative charge into an increase in our insurance rates, we must assume an average Policy face amount. If the actual aggregate premiums paid or the actual average Policy face amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group
A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.

The total amount of charges may also be higher or lower for any particular employee depending on which charge structure the employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Policy face amount (for administrative expenses) and the increase is spread across all employees. Therefore, for employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for employees whose face amount is larger than the assumed face amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates if state law restrictions make issuance of a Group Contract impracticable.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. We generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or other employer-sponsored insurance program.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.


Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")


Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;

  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

Initial Free Look Period. The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy or, if later, 45 days after the Policy application is signed. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within 20 days from the date the Owner received the new Policy specifications pages for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions and the General Account, if applicable, in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;

  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.

We will apply the initial premium paid by a Contractholder or designated payor to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that a Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See "Policy Lapse and Reinstatement".)

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE UNDER CERTAIN GROUP CONTRACTS

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates (See "Conversion Rights--Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.") In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The aggregate premiums allowable will be lower for Individual Policies or Certificates with an effective date of January 1, 2009 or later, due to the changes in the calculation of insurance rates after that date. (See Periodic Charges--Cost of Insurance Rates.) We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as "Modified Endowment Contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to the Owner. We will apply premium payments over the MEC limits only when an Owner instructs us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When an Owner applies for a Policy, he or she gives us instructions to allocate net premiums to one or more Investment Divisions of the Separate Account and/or, if applicable, the General Account. If an Owner fails to provide allocation instructions, we may allocate net premiums as described in the application. We will allocate an Owner's net premiums according to the following rules:

  . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.

  . We will allocate net premiums after the initial net premium as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for the Policy, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
  . There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General Account-Restrictions on Allocations and Transfers to the General Account.")

Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. THE OWNER BEARS THE ENTIRE INVESTMENT RISK FOR AMOUNTS HE OR SHE ALLOCATES TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

THE COMPANY AND THE GENERAL ACCOUNT
================================================================================

THE COMPANY


Metropolitan Life Insurance Company is a leading provider of insurance, annuities and employee benefit programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East.


Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.

GUARANTEE OF INSURANCE OBLIGATIONS


General American Life Insurance Company ("General American") is a wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's home office is located at 13045 Tesson Ferry Road,
St. Louis, Missouri 63128.


For Contracts issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against

MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.

With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4% (3% if the General Account is first made available under the Policy on or after May 1, 2011). The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

Restrictions on Partial Withdrawals and Transfers from the General
Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account to the Investment Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.

The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

  . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, MULTIPLIED BY the withdrawal percentage limit shown on the Policy's specifications page, or
  .   the previous Policy Year's General Account maximum withdrawal amount.


We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Investment Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.


Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.")

The Loan Account is part of the General Account.

WE HAVE NOT REGISTERED INTERESTS IN THE GENERAL ACCOUNT UNDER THE SECURITIES ACT OF 1933, NOR HAVE WE REGISTERED THE GENERAL ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.


             FUND                            INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES I --
CLASS A
--------------------------------------------------------------------------------------------------------------
DWS International VIP           Seeks long-term growth of capital.               Deutsche Investment
                                                                                 Management Americas Inc.
--------------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES II --
CLASS A
--------------------------------------------------------------------------------------------------------------
DWS Money Market VIP            Seeks maximum current income to the              Deutsche Investment
                                extent consistent with stability of principal.   Management Americas Inc.
--------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS -- INITIAL CLASS
--------------------------------------------------------------------------------------------------------------
Contrafund(R) Portfolio         Seeks long-term capital appreciation.            Fidelity Management &
                                                                                 Research Company
                                                                                 Subadviser: FMR Co., Inc.
--------------------------------------------------------------------------------------------------------------
Equity-Income Portfolio         Seeks reasonable income. The fund will           Fidelity Management &
                                also consider the potential for capital          Research Company
                                appreciation. The fund's goal is to achieve      Subadviser: FMR Co., Inc.
                                a yield which exceeds the composite yield
                                on the securities comprising the S&P 500(R)
                                Index.
--------------------------------------------------------------------------------------------------------------
Freedom 2010 Portfolio          Seeks high total return with a secondary         Strategic Advisers, Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
--------------------------------------------------------------------------------------------------------------
Freedom 2020 Portfolio          Seeks high total return with a secondary         Strategic Advisers, Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
--------------------------------------------------------------------------------------------------------------
Freedom 2030 Portfolio          Seeks high total return with a secondary         Strategic Advisers, Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
--------------------------------------------------------------------------------------------------------------
Freedom 2040 Portfolio          Seeks high total return with a secondary         Strategic Advisers, Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
--------------------------------------------------------------------------------------------------------------
Freedom 2050 Portfolio          Seeks high total return with a secondary         Strategic Advisers, Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
--------------------------------------------------------------------------------------------------------------
Growth Portfolio                Seeks to achieve capital appreciation.           Fidelity Management &
                                                                                 Research Company
                                                                                 Subadviser: FMR Co., Inc.
--------------------------------------------------------------------------------------------------------------
Index 500 Portfolio             Seeks investment results that correspond to      Fidelity Management &
                                the total return of common stocks publicly       Research Company
                                traded in the United States, as represented      Subadviser: FMR Co., Inc.
                                by the S&P 500(R) Index.                         Geode Capital Management,
                                                                                 LLC
--------------------------------------------------------------------------------------------------------------

             FUND                          INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
----------------------------------------------------------------------------------------------------------
Mid Cap Portfolio                Seeks long-term growth of capital.          Fidelity Management &
                                                                             Research Company
                                                                             Subadviser: FMR Co., Inc.
----------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST --
CLASS A
----------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets          Seeks capital appreciation.                 MetLife Advisers, LLC
Equity Portfolio                                                             Subadviser: Massachusetts
                                                                             Financial Services Company
----------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND --
CLASS A
----------------------------------------------------------------------------------------------------------
Russell 2000(R) Index Portfolio  Seeks to track the performance of the       MetLife Advisers, LLC
                                 Russell 2000(R) Index.                      Subadviser: MetLife
                                                                             Investment Advisors
                                                                             Company, LLC
----------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
TRUST -- INITIAL CLASS
----------------------------------------------------------------------------------------------------------
MFS(R) Global Equity Series      Seeks capital appreciation.                 Massachusetts Financial
                                                                             Services Company
----------------------------------------------------------------------------------------------------------
MFS(R) Growth Series             Seeks capital appreciation.                 Massachusetts Financial
                                                                             Services Company
----------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST --
CLASS IA
----------------------------------------------------------------------------------------------------------
Putnam VT Equity Income          Seeks capital growth and current income.    Putnam Investment
Fund                                                                         Management, LLC
----------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund        Seeks high current income. Capital growth   Putnam Investment
                                 is a secondary goal when consistent with    Management, LLC
                                 achieving high current income.
----------------------------------------------------------------------------------------------------------
Putnam VT Income Fund            Seeks high current income consistent with   Putnam Investment
                                 what Putnam Management, LLC believes        Management, LLC
                                 to be prudent risk.
----------------------------------------------------------------------------------------------------------
Putnam VT Multi-Cap Growth       Seeks long-term capital appreciation.       Putnam Investment
Fund                                                                         Management, LLC
----------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund           Seeks capital appreciation.                 Putnam Investment
                                                                             Management, LLC
----------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES,
INC.
----------------------------------------------------------------------------------------------------------
New America Growth Portfolio     Seeks to provide long-term capital growth   T. Rowe Price Associates,
                                 by investing primarily in the common        Inc.
                                 stocks of growth companies.
----------------------------------------------------------------------------------------------------------
Personal Strategy Balanced       Seeks the highest total return over time    T. Rowe Price Associates,
Portfolio                        consistent with an emphasis on both         Inc.
                                 capital appreciation and income.
----------------------------------------------------------------------------------------------------------

           FUND                       INVESTMENT OBJECTIVE            INVESTMENT ADVISER/SUBADVISER
----------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME
SERIES, INC.
----------------------------------------------------------------------------------------------------
Limited-Term Bond Portfolio  Seeks a high level of income consistent   T. Rowe Price Associates,
                             with moderate fluctuations in principal   Inc.
                             value.
----------------------------------------------------------------------------------------------------

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.

Certain Payments We Receive with Regard to the Funds. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the fund to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)

Selection of Funds. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

  .   eliminate or combine one or more Investment Divisions;
  .   substitute one Investment Division for another Investment Division; or
  . transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor

Owner requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

POLICY CASH VALUE

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the General Account, charges we deduct, and any other transactions
(E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

  . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS
  . interest at the rate of at least 4% per year (3% if the General Account is first made available under the Policy on or after May 1, 2011); PLUS
  . any excess interest which we credit and any amounts transferred into the General Account; LESS
  . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; PLUS
  .   units purchased with additional net premiums; PLUS
  . units purchased via transfers from another Investment Division, the General Account, or the Loan Account; MINUS
  .   units redeemed to pay for monthly deductions; MINUS
  .   units redeemed to pay for partial withdrawals; MINUS
  . units redeemed as part of a transfer to another Investment Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

  . the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
  . any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
  . aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

DEATH BENEFIT

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the

Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

  .   the death benefit (described below); PLUS
  .   any additional insurance provided by rider; MINUS
  .   any unpaid monthly deductions; MINUS
  .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Delays in Payments We Make". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however,

Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.


Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to restrict changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.)

ACCELERATED DEATH BENEFITS

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. AN OWNER SHOULD CONSULT A TAX ADVISOR BEFORE ADDING THESE RIDERS TO HIS OR HER POLICY OR REQUESTING A PAYMENT OF ACCELERATED DEATH BENEFIT.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy-Postponement of Payments.") SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

Surrender. The Owner may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that an Owner return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. An Owner may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount to $500. The minimum amount that can be withdrawn from any one Investment Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Investment Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, the Owner may allocate the amount withdrawn among the Investment Divisions or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the General Account and the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in the General Account and in each Investment Division bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocations, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in an Investment Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining General Account and Investment Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Investment Division or General Account. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options"). Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy and, for certain Policies, between the General Account and the Investment Divisions. An Owner may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy:

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in an Investment Division or the General Account. (We are not currently enforcing this restriction for transfers from the General

      Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Frequent requests from Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high yield Funds (i.e., DWS International VIP, the Met Investors Series Trust MFS(R) Emerging Markets Equity Portfolio, the Metropolitan Series Fund Russell 2000(R) Index Portfolio, the MFS(R) Global Equity Series and Putnam High Yield Fund--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Funds or other identified Funds under that Policy to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The Funds may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Owner). You should read the Fund prospectuses for more details.


AUTOMATIC INVESTMENT STRATEGIES

Dollar Cost Averaging. Allows the Owner to automatically transfer a predetermined amount of money from the DWS Money Market VIP Investment Division or equivalent money market Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the DWS Money Market VIP Investment Division or equivalent money market Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

Annual Automatic Portfolio Rebalancing. Allows the Owner to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

LOANS

Loan Privileges. After the first Policy Anniversary, the Owner may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Administrative Office, although payments may be postponed under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.


When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless the Owner requests a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account and the General Account on a pro-rata in the proportion that the Policy's Cash Value in each Investment Division and the General Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.


Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions and the General Account on a pro-rata basis in the proportion that the Cash Value in the General Account and each Investment Division bears to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the General Account and the Investment
Divisions: (i) each Policy Anniversary; (ii) when a new loan is made;
(iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative

Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Investment Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Investment Divisions and/or the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. THE OWNER OF A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN.

CONVERSION RIGHTS

Conversion Right to a Fixed Benefit Policy. An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, an Owner requests in writing that we transfer all of his or her Cash Value into the General Account, and the Owner indicates that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility

GROUP CONTRACTS WITH AUTOMATIC CONTINUATION OF COVERAGE. Under some Group Contracts, as long as the Certificate is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the

Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the amended Certificate will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")

If an Individual Policy was issued under such a Group Contract or other employer-sponsored insurance program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

GROUP CONTRACTS WITHOUT AUTOMATIC CONTINUATION OF COVERAGE. Under certain group contracts, an Insured's coverage may end upon termination of the Group Contract or if the Group Contract has been amended to end life insurance coverage for an eligible class of employees of which the Insured is a member. The Insured then has the option to convert the Certificate to a personal policy of insurance. (See "Conditions for Conversion" below.)

If the Group Contract terminates or is amended (as indicated above), then your Certificate (including any death benefit thereunder) will cease. If there is another life insurance plan for which the Insured is eligible, we will pay the succeeding carrier the Cash Surrender Value. If there is no successor plan, or if the successor carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect in writing to take a paid-up insurance option using your Cash Surrender Value as a single premium. The Cash Surrender Value must provide a paid-up policy in the minimum amount of $10,000. Paid-up insurance is permanent life insurance with no further premiums due. It has cash value. The amount of the paid-up insurance is payable at the death of the Insured. If we pay the Cash Surrender Value to you, the Federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See "Federal Tax Matters--Tax Treatment of Policy Benefits.")

Under certain group contracts, some states may also require a conversion option
(i) if the Insured's employment terminates, or (ii) if the Insured's membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.

Conditions for Conversion. If you choose to convert the Certificate to a personal policy of life insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to the Owner.
  . We reserve the right to suspend facsimile and/or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet is the Owner or is authorized to act on the Owner's behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Administrative Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

LAPSE

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to the Owner. The effective date of the new Policy will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date. If the Group Contract was issued before January 1, 2009, the guaranteed cost of insurance rates for the new Policy will be based on the 1980 Commissioners Standard Ordinary Mortality Table C. If the Group Contract was issued on or after January 1, 2009, the guaranteed cost of insurance rates will be based on the 2001 Commissioners Standard Ordinary Male Mortality Table.

CHARGES AND DEDUCTIONS
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We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur; and
(iii) risks we assume, and (iv) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

Premium Expense Charge. Before we allocate net premiums among the Investment Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge"). The maximum premium expense charge we can apply to any Policy can vary but will not exceed 1%. The net amount of premiums invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule page. For certain Policies that are deemed to be individual contracts under federal tax laws, we will reduce your premium payments by a premium expense charge that can vary but will not exceed 2% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your employer choose the Group A or Group B charges structure, we will reduce premium payments by an explicit premium tax charge guaranteed not to exceed 2.25% from all Policies. If your employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include it in our insurance rates resulting in a higher cost of insurance charge.

Partial Withdrawal Transaction Charge. An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge. After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from the General Account and each Investment Division on a pro rata basis in the proportions that a Policy's Cash Value in the General Account and each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge (if applicable);
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit, for certain administrative costs and to cover state and local premium taxes. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age and rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. For Policies under Group Contracts issued before January 1, 2009, these guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). For Policies under Group Contracts issued on or after January 1, 2009, the guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table ("2001 CSO Table"). The guaranteed rates are higher than the rates in either the 1980 CSO Table or the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of either the 1980 CSO Table or the 2001 CSO Table.

NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess either an explicit monthly administrative charge from each Policy based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. If your employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Policy. The maximum administrative charge we can apply to any Policy can vary but will not exceed $6.00 per Policy per month during the first Policy Year and $3.50 per Policy per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy. If your employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders.

  . WAIVER OF MONTHLY DEDUCTIONS RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction for Certificates under Group Contracts or Individual Policies issued before January 1, 2004 and is assessed by increasing the applicable cost of insurance rates by 12% for Certificates under Group Contracts or Individual Policies issued on or after January 1, 2004.

  . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

  . SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

  . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed .0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.


Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).


FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

ANNUAL FUND OPERATING EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.

FEDERAL TAX MATTERS
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The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.


    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.


If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Deferred Compensation--A qualified tax adviser should be consulted concerning the application of section 409A when a Policy is part of a deferred compensation arrangement, such as certain "equity" split-dollar arrangements. Failure to comply with the requirements of section 409A, where those rules apply, can result in adverse tax consequences, including a 20% penalty tax.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.


Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.

The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.


It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

WE HAVE THE RIGHT TO MODIFY THE POLICY IN RESPONSE TO LEGISLATIVE OR REGULATORY CHANGES THAT COULD OTHERWISE DIMINISH THE FAVORABLE TAX TREATMENT OWNERS CURRENTLY RECEIVE. WE MAKE NO GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY AND DO NOT INTEND THE ABOVE DISCUSSION AS TAX ADVICE.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
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We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider
  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

The Owner may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by the Owner at any time at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE POLICIES
================================================================================

DISTRIBUTING THE POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:

               OPTION             FIRST YEAR          RENEWAL YEARS
         --------------------------------------------------------------
                  1                   A+B                  a+b
         --------------------------------------------------------------
                  2                   A+B                  a+c
         --------------------------------------------------------------
                  3                 A+X+Y+Z                 a

A =25% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B =1% of premiums in excess of the cost of insurance assessed during the first
   Policy Year.

a =25% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b =1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c =Up to 0.25% per year of the average Cash Value of a Policy during a Policy
   Year.

X =20% of the first Policy Year premiums received up to an amount that equals:
   the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.

Y =2% of any unscheduled premiums received.

Z =1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.


Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 7% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; and/or (4) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 7% under the current supplemental compensation plan.


The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements).


More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.


GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS


The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.


GRACE PERIOD

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. If the Group Contract provides for automatic continuation of coverage, the insurance provided by the Certificates will continue as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Group Contract does not provide for automatic continuation of coverage, your Certificate will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. (See "Conversion Rights--Group Contracts without Automatic Continuation of Coverage.")

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. Some Group Contracts provide that if the Group Contract terminates, any Certificates in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy that will provide benefits that are identical to those provided under the Certificate. (See "Conversion Rights--Group Contracts with Automatic Continuation of Coverage.") Other Group Contracts may not have such a continuation provision and if the Group Contract terminates, your Certificate will cease. If there is a succeeding plan of insurance, we will pay the succeeding carrier the Cash Surrender Value of your Certificate. If there is no succeeding carrier, or the succeeding carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect to take a paid-up insurance option using your Cash Surrender Value as a single premium. (See "Conversion Rights--Group Contracts without Automatic Continuation of Coverage.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

GENERAL MATTERS RELATING TO THE POLICY
================================================================================

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and or due proof of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
  .   the SEC by order permits postponement for the protection of Owners; or
  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. We may use telephone, fax, internet or other means of communications to verify that payment from the Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Owners may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.

STATE VARIATIONS
================================================================================

This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. An Owner should contact our Administrative Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
================================================================================

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================


The financial statements of the Company, General American Life Insurance Company and subsidiary and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiary should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
================================================================================

ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.

ATTAINED AGE--The Issue Age of the Insured plus the number of completed Policy Years.

ASSOCIATED COMPANIES--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

BENEFICIARY--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

CONTRACTHOLDER--The employer, association, sponsoring organization or trust that is issued a Group Contract.

EFFECTIVE DATE--The actual date coverage shall take effect which will be on or after the Issue Date.

EMPLOYEE--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

FACE AMOUNT--The minimum death benefit under the Policy so long as the Policy remains in force.

GENERAL ACCOUNT--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

GROUP CONTRACT--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

INDEBTEDNESS--The sum of all unpaid Policy Loans and accrued interest charged on loans.

INDIVIDUAL INSURANCE--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

INSURED--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

INVESTMENT DIVISION--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

INVESTMENT START DATE--The date the initial premium is applied to the General Account and for the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.

ISSUE AGE--The Insured's Age as of the date the Policy is issued.

ISSUE DATE--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's General Account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

MATURITY DATE--The Policy Anniversary on which the Insured reaches Attained Age 95.

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and, for Policies with Group A or Group B charge structure, any charge for premium taxes.



OWNER (OR YOU)--The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

POLICY ANNIVERSARY--The same date each year as the Issue Date.

POLICY MONTH--A month beginning on the Monthly Anniversary.

POLICY YEAR--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

SPOUSE--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.



Investment Company Act of 1940 Registration File No. 811-7534

    GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                     (MFS)
                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

     Direct all correspondence and inquiries to the Administrative Office:

                                 METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                (800)-685-0124
This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife" "we," "our", or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement and provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policies are collectively referred to in this Prospectus as "Policy" or "Policies."

Prior to May 1, 2006, the Contracts were issued by Paragon Life Insurance Company. These Contracts are now Contracts of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Contracts originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Contract value or the performance of the investment options available under the Contracts.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.


                                  PROSPECTUS


                                APRIL 30, 2012



You may allocate net premiums to the General Account and/or to the Investment Divisions of Paragon Separate Account B (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below.

A full description of the Funds is contained in the prospectus for each Fund. YOU CAN OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 685-0124.

PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

  .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
  .   ARE NOT FEDERALLY INSURED;
  .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
  .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:

            MFS(R) VARIABLE INSURANCE TRUST (INITIAL CLASS SHARES)
                           MFS(R) Core Equity Series
                          MFS(R) Global Equity Series
                             MFS(R) Growth Series
                           MFS(R) High Income Series
                     MFS(R) Investors Growth Stock Series
                         MFS(R) Investors Trust Series
                         MFS(R) Mid Cap Growth Series
                          MFS(R) New Discovery Series
                          MFS(R) Research Bond Series
                            MFS(R) Research Series
                        MFS(R) Strategic Income Series
                          MFS(R) Total Return Series
                            MFS(R) Utilities Series
                              MFS(R) Value Series
           MFS(R) VARIABLE INSURANCE TRUST II (INITIAL CLASS SHARES)
                         MFS(R) Money Market Portfolio

                               TABLE OF CONTENTS

  Policy Benefits/Risks Summary..........................................  4
     Policy Benefits
     Policy Risks
     Portfolio Risks
  Fee Tables.............................................................  9
     Transaction Charges
     Periodic Charges Other Than Fund Operating Expenses
     Optional Rider Charges
     Fund Charges and Expenses
  Issuing the Policy..................................................... 13
     General Information
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums............................................................... 16
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company and the General Account.................................... 18
     The Company
     Guarantee of Insurance Obligations
     The General Account
  The Separate Account and the Funds..................................... 19
     The Separate Account
     The Funds
  Policy Values.......................................................... 24
     Policy Cash Value
     Cash Surrender Value
     Cash Value in the General Account
     Cash Value in Each Separate Account Investment Division
  Policy Benefits........................................................ 25
     Death Benefit
     Payment of the Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Automatic Investment Strategies
     Loans
     Conversion Right to a Fixed Benefit Policy
     Eligibility Change Conversion
     Payment of Benefits at Maturity
     Facsimile and Internet Requests

                 Policy Lapse and Reinstatement........... 34
                    Lapse
                    Reinstatement
                 Charges and Deductions................... 35
                    Transaction Charges
                    Periodic Charges
                    Federal Taxes
                    Annual Fund Operating Expenses
                 Federal Tax Matters...................... 38
                    Tax Status of the Policy
                    Tax Treatment of Policy Benefits
                 Additional Benefits and Riders........... 43
                 Distribution of the Policies............. 43
                 General Provisions of the Group Contract. 45
                    Issuance
                    Premium Payments
                    Grace Period
                    Termination
                    Right to Examine Group Contract
                    Entire Contract
                    Incontestability
                    Ownership of Group Contract
                 General Matters Relating to the Policy... 47
                    Postponement of Payments
                 State Variations......................... 47
                 Legal Proceedings........................ 47
                 Financial Statements..................... 48
                 Glossary................................. 49

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution. However, other taxes such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS: The Contractholder will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE: The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy or, if later, 45 days after the Policy application is signed. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or the General Account in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if an Owner requests an increase in Face Amount for that increase.

DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders.
The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. We calculate the amount payable under each death benefit option as of the Insured's date of death.

  . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER: Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.

PARTIAL WITHDRAWALS: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE (TERMINATE WITHOUT VALUE).

TRANSFERS: Subject to certain restrictions, an Owner may transfer Cash Value among the Investment Divisions of the Separate Account or the General Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers--Frequent Transfers Among Investment Divisions."


LOANS: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Investment Division of the Separate Account or the General Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. LOANS MAY HAVE TAX CONSEQUENCES.


OTHER POLICY BENEFITS

OWNERSHIP RIGHTS: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE: Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

GENERAL ACCOUNT: You may place money in the General Account where it earns at least 4% annual interest, we may credit higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT: You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE: Cash Value is the sum of your amounts in the General Account, the Loan Account and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, interest we credit to the General Account, charges we deduct, and other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS: There may be other ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

ELIGIBILITY CHANGE CONVERSION: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If allowed by state law, the Certificate issued in connection with the Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.

POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

LOANS

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A POLICY LOAN MAY HAVE TAX CONSEQUENCES. If an Owner surrenders the Policy or allows the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
================================================================================

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the guaranteed charge.

TRANSACTION CHARGES

The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers Cash Value among the Separate Account Investment Divisions and the General Account.

                                                        MAXIMUM GUARANTEED AMOUNT
           CHARGE             WHEN CHARGE IS DEDUCTED           DEDUCTED
----------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE          Upon receipt of each
                                  premium payment
For Policies issued under                                    1.00% Of each
group Contracts                                             premium payment
Only for Policies treated as                                 2.00% Of each
individual contracts under                                  premium payment
Omnibus Budget
Reconciliation Act
----------------------------------------------------------------------------------
PREMIUM TAX CHARGE              Upon receipt of each
                                  premium payment
For all Policies                                             2.00% Of each
                                                            premium payment
----------------------------------------------------------------------------------
PARTIAL WITHDRAWAL CHARGE        Upon each partial        The LESSER of $25 or
                                withdrawal from the         2% of the amount
                                       Policy                  withdrawn
----------------------------------------------------------------------------------
TRANSFER CHARGE                Upon each transfer in        $25 per transfer
                              excess of 12 in a Policy
                                        Year
----------------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT          At the time an                 $100
ADMINISTRATIVE CHARGE            accelerated death
                                  benefit is paid

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).

                                                                MAXIMUM GUARANTEED AMOUNT
             CHARGE                 WHEN CHARGE IS DEDUCTED             DEDUCTED
------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(1)/     On the Investment Start Date
(PER $1000 OF NET AMOUNT AT       and each succeeding Monthly
RISK)                                     Anniversary
MINIMUM                                                                  $0.16
MAXIMUM                                                                  $31.31
CHARGE FOR AN INSURED,                                                   $0.45
  ATTAINED AGE 45, ACTIVELY AT
  WORK
------------------------------------------------------------------------------------------

                                                                        MAXIMUM GUARANTEED AMOUNT
             CHARGE                   WHEN CHARGE IS DEDUCTED                   DEDUCTED
-------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE/(2)/         On the Investment Start Date      $6 per Policy per month during
                                  and on each succeeding Monthly     the first Policy Year and $3.50
                                            Anniversary                per month in renewal years
-------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK                     Daily                   0.90% (annually) of the net
CHARGE/(3)/                                                             assets of each Investment
                                                                        Division of the Separate
                                                                                 Account
-------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD/(4)/           On each Policy Anniversary                    3.0%
-------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:/(5)/
-------------------------------------------------------------------------------------------------------
Waiver of Monthly Deductions      On rider start date and on each
Rider (per $1.00 of waived              Monthly Anniversary
deduction)
MINIMUM                                                                           $0.01
MAXIMUM                                                                           $0.24
CHARGE FOR AN INSURED,                                                            $0.07
  ATTAINED AGE 45, ACTIVELY AT
  WORK
-------------------------------------------------------------------------------------------------------
Children's Life Insurance Rider   On rider start date and on each                 $0.16
(per $1000 of coverage)                 Monthly Anniversary
-------------------------------------------------------------------------------------------------------
Accelerated Death Benefit         See "Accelerated Death Benefit Administrative Charge" in Transaction
Settlement Option Rider                                 Charges table above.
-------------------------------------------------------------------------------------------------------

--------
/(1)/Cost of insurance rates vary based on the Insured's attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

/(2)/The maximum administrative charge we can apply to Policies under any Group
     Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

/(3)/The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

/(4)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

/(5)/Charges for the waiver of monthly deductions rider vary based on the individual characteristics of the insured. Charges based on actual age will likely increase as the insured ages. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

FUND CHARGES AND EXPENSES


The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2011. The Fund expenses used to prepare these tables were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2011. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2011. The second table shows the total annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2011, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.


MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                 MINIMUM MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)   0.57%   1.40%
--------------------------------------------------------------------------------


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                  DISTRIBUTION           ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                     AND/OR              FUND FEES  ANNUAL     FEE WAIVER    ANNUAL
                      MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
FUND                     FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSES
-----------------------------------------------------------------------------------------------------
MFS(R) VARIABLE
  INSURANCE TRUST--
  INITIAL CLASS
-----------------------------------------------------------------------------------------------------
   MFS(R) Core
     Equity Series      0.75%          --        0.25%      --       1.00%       0.10%        0.90%
-----------------------------------------------------------------------------------------------------
   MFS(R) Global
     Equity Series      1.00%          --        0.40%      --       1.40%       0.25%        1.15%
-----------------------------------------------------------------------------------------------------
   MFS(R) Growth
     Series             0.75%          --        0.09%      --       0.84%          --        0.84%
-----------------------------------------------------------------------------------------------------
   MFS(R) High
     Income Series      0.70%          --        0.09%      --       0.79%          --        0.79%
-----------------------------------------------------------------------------------------------------
   MFS(R) Investors
     Growth Stock
     Series             0.75%          --        0.07%      --       0.82%          --        0.82%
-----------------------------------------------------------------------------------------------------
   MFS(R) Investors
     Trust Series       0.75%          --        0.07%      --       0.82%          --        0.82%
-----------------------------------------------------------------------------------------------------
   MFS(R) Mid Cap
     Growth Series      0.75%          --        0.13%      --       0.88%          --        0.88%
-----------------------------------------------------------------------------------------------------
   MFS(R) New
     Discovery
     Series             0.90%          --        0.08%      --       0.98%          --        0.98%
-----------------------------------------------------------------------------------------------------

                                  DISTRIBUTION           ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                     AND/OR              FUND FEES  ANNUAL     FEE WAIVER    ANNUAL
                      MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
FUND                     FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSES
-----------------------------------------------------------------------------------------------------
   MFS(R) Research
     Bond Series        0.50%          --        0.07%      --       0.57%          --        0.57%
-----------------------------------------------------------------------------------------------------
   MFS(R) Research
     Series             0.75%          --        0.13%      --       0.88%          --        0.88%
-----------------------------------------------------------------------------------------------------
   MFS(R) Strategic
     Income Series      0.70%          --        0.42%      --       1.12%       0.32%        0.80%
-----------------------------------------------------------------------------------------------------
   MFS(R) Total
     Return Series      0.75%          --        0.06%      --       0.81%       0.03%        0.78%
-----------------------------------------------------------------------------------------------------
   MFS(R) Utilities
     Series             0.73%          --        0.08%      --       0.81%          --        0.81%
-----------------------------------------------------------------------------------------------------
   MFS(R) Value
     Series             0.74%          --        0.06%      --       0.80%          --        0.80%
-----------------------------------------------------------------------------------------------------
MFS(R) VARIABLE
  INSURANCE
  TRUST II--INITIAL
  CLASS
-----------------------------------------------------------------------------------------------------
   MFS(R) Money
     Market
     Portfolio          0.50%          --        0.08%      --       0.58%       0.01%        0.57%





The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Funds have agreed to waive fees and/or pay expenses of the Funds until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Fund, but the expenses of the Fund are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Funds provided the information on their expenses, and we have not independently verified the information.

ISSUING THE POLICY
================================================================================

GENERAL INFORMATION

The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.

Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract cease or the employee's employment end. (See "Eligibility Change Conversion.")

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose employees meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (I.E., eligible employees) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. We generally will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or other employer-sponsored insurance program.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.


Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")


Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;

  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

Initial Free Look Period. The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy or, if later, 45 days after the Policy application is signed. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within 20 days from the date the Owner received the new Policy specifications pages for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions and the General Account in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed.
The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.

We will apply the initial premium paid by a Contractholder or designated payor to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that a Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement".

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. Generally, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination (see "Eligibility Change Conversion"). Individual Insurance also will continue if the employee's employment with the Contractholder terminates. In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as "Modified Endowment Contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to the Owner. We will apply premium payments over the MEC limits only when an Owner instructs us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When an Owner applies for a Policy, he or she gives us instructions to allocate net premiums to one or more Investment Divisions of the Separate Account and/or the General Account. If an Owner fails to provide allocation instructions, we may allocate net premiums as described in the application. We will allocate an Owner's net premiums according to the following rules:

  . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
  . We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for the Policy, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

  . There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General Account--Restrictions on Allocations and Transfers to the General Account.")

Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. THE OWNER BEARS THE ENTIRE INVESTMENT RISK FOR AMOUNTS HE OR SHE ALLOCATES TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction your Policy.

THE COMPANY AND THE GENERAL ACCOUNT
================================================================================

THE COMPANY


Metropolitan Life Insurance Company is a leading provider of insurance, annuities and employee benefit programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East.


Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.

GUARANTEE OF INSURANCE OBLIGATIONS


General American Life Insurance Company ("General American") is a wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's home office is located at 13045 Tesson Ferry Road,
St. Louis, Missouri 63128.


For Contracts issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Contracts. Insurance obligations under the Contracts include, without limitation, any death benefits payable under the Contracts and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Contract. In the event an Owner of such a Contract presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.

With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

Restrictions on Partial Withdrawals and Transfers from the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account to the Investment Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future. The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

  . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, MULTIPLIED by the withdrawal percentage limit shown on the Policy's specifications page, or
  .   the previous Policy Year's General Account maximum withdrawal amount.


We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Investment Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.


Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers".)

The Loan Account is part of the General Account.

WE HAVE NOT REGISTERED INTERESTS IN THE GENERAL ACCOUNT UNDER THE SECURITIES ACT OF 1933, NOR HAVE WE REGISTERED THE GENERAL ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each

Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.

       FUND            INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
------------------------------------------------------------------------------------------
MFS(R) VARIABLE
INSURANCE TRUST--
INITIAL CLASS
------------------------------------------------------------------------------------------
MFS(R) Core Equity  Seeks capital appreciation.  Massachusetts Financial Services Company
Series
------------------------------------------------------------------------------------------
MFS(R) Global       Seeks capital appreciation.  Massachusetts Financial Services Company
Equity Series
------------------------------------------------------------------------------------------
MFS(R) Growth       Seeks capital appreciation.  Massachusetts Financial Services Company
Series
------------------------------------------------------------------------------------------

        FUND                   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------
MFS(R) High Income    Seeks total return with an emphasis on   Massachusetts Financial Services Company
Series                high current income, but also
                      considering capital appreciation.
--------------------------------------------------------------------------------------------------------
MFS(R) Investors      Seeks capital appreciation.              Massachusetts Financial Services Company
Growth Stock Series
--------------------------------------------------------------------------------------------------------
MFS(R) Investors      Seeks capital appreciation.              Massachusetts Financial Services Company
Trust Series
--------------------------------------------------------------------------------------------------------
MFS(R) Mid Cap        Seeks capital appreciation.              Massachusetts Financial Services Company
Growth Series
--------------------------------------------------------------------------------------------------------
MFS(R) New            Seeks capital appreciation.              Massachusetts Financial Services Company
Discovery Series
--------------------------------------------------------------------------------------------------------
MFS(R) Research       Seeks total return with an emphasis on   Massachusetts Financial Services Company
Bond Series           current income, but also considering
                      capital appreciation.
--------------------------------------------------------------------------------------------------------
MFS(R) Research       Seeks capital appreciation.              Massachusetts Financial Services Company
Series
--------------------------------------------------------------------------------------------------------
MFS(R) Strategic      Seeks total return with an emphasis on   Massachusetts Financial Services Company
Income Series         high current income, but also
                      considering capital appreciation.
--------------------------------------------------------------------------------------------------------
MFS(R) Total Return   Seeks total return.                      Massachusetts Financial Services Company
Series
--------------------------------------------------------------------------------------------------------
MFS(R) Utilities      Seeks total return.                      Massachusetts Financial Services Company
Series
--------------------------------------------------------------------------------------------------------
MFS(R) Value Series   Seeks capital appreciation.              Massachusetts Financial Services Company
--------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE
INSURANCE TRUST II--
INITIAL CLASS
--------------------------------------------------------------------------------------------------------
MFS(R) Money          Seeks a high level of current income     Massachusetts Financial Services Company
Market Portfolio      consistent with preservation of capital
                      and liquidity.
--------------------------------------------------------------------------------------------------------

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED
OBJECTIVE. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.

Certain Payments We Receive with Regard to the Funds. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the Funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)

Selection of Funds. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate

Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

  .   eliminate or combine one or more Investment Divisions;
  .   substitute one Investment Division for another Investment Division; or
  . transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote would be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

POLICY CASH VALUE

The Cash Value of the Policy equals the sum of all values in the General Account, the Loan Account and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

  . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS
  .   interest at the rate of at least 4% per year; PLUS
  . any excess interest which we credit and any amounts transferred into the General Account; LESS
  . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; PLUS
  .   units purchased with additional net premiums; PLUS
  . units purchased via transfers from another Investment Division, the General Account, or the Loan Account; MINUS
  .   units redeemed to pay for monthly deductions; MINUS
  .   units redeemed to pay for partial withdrawals; MINUS
  . units redeemed as part of a transfer to another Investment Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

  . the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
  . any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
  . aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

DEATH BENEFIT

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

  .   the death benefit (described below); PLUS
  .   any additional insurance provided by rider; MINUS
  .   any unpaid monthly deductions; MINUS
  .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Delays in Payments We Make". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our General Account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

DEATH BENEFIT OPTIONS


The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.


Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the

Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to restrict changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract, we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

ACCELERATED DEATH BENEFITS

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. AN OWNER SHOULD CONSULT A TAX ADVISER BEFORE ADDING THESE RIDERS TO HIS OR HER POLICY OR REQUESTING A PAYMENT OF ACCELERATED DEATH BENEFIT.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy--Postponement of Payments.") SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

SURRENDER. The Owner may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that an Owner return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

PARTIAL WITHDRAWALS. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. An Owner may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal at the unit values determined at the end of the Valuation Period which we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount to $500. The minimum amount that can be withdrawn from any one Investment Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Investment Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account-- Restrictions on Partial Withdrawal or Transfers from the General Account.") Subject to the above conditions, the Owner may allocate the amount withdrawn among the Investment Divisions or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the General Account and the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in the General Account and in each Investment Division bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in the General Account or in an Investment Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the General Account and the remaining Investment Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in the General Account or in a particular Investment Division. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in
Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy and between the General Account and the Investment Divisions. An Owner may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy:

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in an Investment Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
  . We may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Frequent requests from Owners to transfer cash value may dilute the value of a Funds shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely effect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (the MFS(R) Global Equity, MFS(R) High Income, MFS(R) New Discovery, and the MFS(R) Strategic Income Series--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any

Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Funds or other identified Funds under that Policy to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Out ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The Funds may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from other insurance companies or intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Owner). You should read the Fund prospectuses for more details.


AUTOMATIC INVESTMENT STRATEGIES

Dollar Cost Averaging. Allows the Owner to automatically transfer a predetermined amount of money from the MFS(R) Money Market Investment Division or equivalent money market Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the MFS(R) Money Market Investment Division or equivalent money market Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

Annual Automatic Portfolio Rebalancing. Allows the Owner to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

LOANS

Loan Privileges. After the first Policy Anniversary, the Owner may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Administrative Office, although payments may be postponed under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless the Owner requests a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account and the General Account on a pro-rata basis in the proportion that the Policy's Cash Value in each Investment Division and in the General Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.


Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions and the General Account on a pro-rata basis in the proportion that the Cash Value in each Investment Division and in the General Account bears to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the General Account and the Investment
Divisions: (i) each Policy Anniversary; (ii) when a new loan is made;
(iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Investment Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the General Account and the Investment Divisions (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. THE OWNER OF A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, an Owner requests in writing that we transfer all of his or her Cash Value into the General Account and the Owner indicates that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

As long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract ends because the Group Contract terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under the Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the amended Certificate will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, and/or providing written confirmation of transactions to the Owner.
  . We reserve the right to suspend facsimile and/or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet is the Owner or is authorized to act on the Owner's behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Administrative Office.

POLICY LAPSE AND REINSTATEMENT
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LAPSE

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to the Owner. The effective date of the new Policy will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
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We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur; and
(iii) risks we assume, and (iv) our profit expectation.

SERVICES AND BENEFITS WE PROVIDE:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

Premium Expense Charge

Before we allocate net premiums among the Investment Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1.00% of the premium. In addition, for certain policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract, but continues coverage on an individual basis.

Premium Tax Charge

Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2% from all Policies. The 2.00% charge may be higher or lower than actual premium taxes, if any, assessed in your location.

Partial Withdrawal Transaction Charge

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge

After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from the General Account and each Investment Division on a pro rata basis in the proportion that a Policy's Cash Value in the General Account and in each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age and rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience.
We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.

  . WAIVER OF MONTHLY DEDUCTIONS RIDER. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

  . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

  . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Loan Interest Charge


We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).


FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

ANNUAL FUND OPERATING EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses in this prospectus.

FEDERAL TAX MATTERS
================================================================================


The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each

Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.


    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59/ 1//2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.


If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender and withdrawals, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.


Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.

The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.


It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

The Owner may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by the Owner at any time at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE POLICIES
================================================================================

DISTRIBUTING THE POLICIES.

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:

                                                         RENEWAL
               OPTION             FIRST YEAR              YEARS
         --------------------------------------------------------------
                  1                   A+B                  a+b
         --------------------------------------------------------------
                  2                   A+B                  a+c
         --------------------------------------------------------------
                  3                 A+X+Y+Z                 a

A =18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B =1% of premiums in excess of the cost of insurance assessed during the first
   Policy Year.

a =18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b =1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c =Up to 0.25% per year of the average Cash Value of a Policy during a Policy
   Year.

X =20% of the first Policy Year premiums received up to an amount that equals:
   the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.

Y =2% of any unscheduled premiums received.

Z =1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.


Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 7% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; and/or (4) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 7% under the current supplemental compensation plan.


The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements).


More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.


Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See "Policy Benefits--Eligibility Change Conversion.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

GENERAL MATTERS RELATING TO THE POLICY
================================================================================

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and or due proof of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
  .   the SEC by order permits postponement for the protection of Owners; or
  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. We may use telephone, fax, internet or other means of communications to verify that payment from the Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Owners may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.

STATE VARIATIONS
================================================================================

This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Administrative Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
================================================================================

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================


The financial statements of the Company, General American Life Insurance Company and subsidiary and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiary should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
================================================================================

ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.

ATTAINED AGE--The Issue Age of the Insured plus the number of completed Policy Years.

ASSOCIATED COMPANIES--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

BENEFICIARY--The person(s) named a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

CONTRACTHOLDER--The employer, association, sponsoring organization or trust that is issued a Group Contract.

EFFECTIVE DATE--The actual date coverage shall take effect which will be on or after the Issue Date.

EMPLOYEE--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

FACE AMOUNT--The minimum death benefit under the Policy so long as the Policy remains in force.

THE GENERAL ACCOUNT--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

GROUP CONTRACT--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

INDEBTEDNESS--The sum of all unpaid Policy Loans and accrued interest charged on loans.

INDIVIDUAL INSURANCE--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee.

INSURED--The person whose life is insured under a Policy.

INVESTMENT DIVISION--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

INVESTMENT START DATE--The date the initial premium is applied to the General Account and to the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.

ISSUE AGE--The Insured's Age as of the date the Policy is issued.

ISSUE DATE--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's General Account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

MATURITY DATE--The Policy Anniversary on which the Insured reaches Attained Age 95.

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.



OWNER (OR YOU)--The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus.

POLICY ANNIVERSARY--The same date each year as the Issue Date.

POLICY MONTH--A month beginning on the Monthly Anniversary.

POLICY YEAR--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.



Investment Company Act of 1940 Registration File No. 811-7534

    GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                              (MULTI MANAGER III)
                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:
                                 METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                (800)-685-0124
This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. In addition, we will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as "Policy" or "Policies."

Prior to May 1, 2006, the Contracts were issued by Paragon Life Insurance Company. These Contracts are now Contracts of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Contracts originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Contract value or the performance of the investment performance of the investment options available under the Contracts.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the General Account or to the Investment Divisions of Paragon Separate


                                  PROSPECTUS


                                APRIL 30, 2012


Account B (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below.

A full description of the Funds is contained in the prospectus for each Fund. YOU CAN OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 685-0124.

PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

  .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
  .   ARE NOT FEDERALLY INSURED;
  .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
  .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:

                    FIDELITY(R) VARIABLE INSURANCE PRODUCTS
                            (INITIAL CLASS SHARES)
                            Contrafund(R) Portfolio
                            Equity-Income Portfolio
                            Freedom 2010 Portfolio
                            Freedom 2020 Portfolio
                            Freedom 2030 Portfolio
                            Freedom 2040 Portfolio
                            Freedom 2050 Portfolio
                               Growth Portfolio
                             High Income Portfolio
                              Index 500 Portfolio
                        Investment Grade Bond Portfolio
                               Mid Cap Portfolio
                            Money Market Portfolio
                              Overseas Portfolio
                             Real Estate Portfolio
                                Value Portfolio

                      METROPOLITAN SERIES FUND (CLASS A)

                        Russell 2000(R) Index Portfolio
                       T. ROWE PRICE EQUITY SERIES, INC.
                     Personal Strategy Balanced Portfolio
                    T. ROWE PRICE FIXED INCOME SERIES, INC.
                          Limited-Term Bond Portfolio

                               TABLE OF CONTENTS

  Policy Benefits/Risks Summary..........................................  4
     Policy Benefits
     Policy Risks
     Fund Risks
  Fee Tables.............................................................  9
     Transaction Charges
     Periodic Charges Other Than Fund Operating Expenses
     Optional Rider Charges
     Fund Charges and Expenses
  Issuing the Policy..................................................... 13
     General Information
     Selection of Charge Structure (Group A, Group B, Group C)
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums............................................................... 17
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance under Certain Group Contracts
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company and the General Account.................................... 19
     The Company
     Guarantee of Insurance Obligations
     The General Account
  The Separate Account and the Funds..................................... 21
     The Separate Account
     The Funds
  Policy Values.......................................................... 26
     Policy Cash Value
     Cash Surrender Value
     Cash Value in the General Account
     Cash Value in Each Separate Account Investment Division
  Policy Benefits........................................................ 27
     Death Benefit
     Payment of the Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Automatic Investment Strategies
     Loans
     Conversion Rights
     Payment of Benefits at Maturity
     Facsimile and Internet Requests

      Policy Lapse and Reinstatement.................................. 37
         Lapse
         Reinstatement
      Charges and Deductions.......................................... 38
         Transaction Charges
         Periodic Charges
         Federal Taxes
         Variations in Charges
         Annual Fund Operating Expenses
      Federal Tax Matters............................................. 42
         Tax Status of the Policy
         Tax Treatment of Policy Benefits
      Additional Benefits and Riders.................................. 47
      Distribution of the Policies.................................... 47
         Compensation Paid to Selling Firm
         Compensation Paid to Selling Firms and Other Intermediaries
      General Provisions of the Group Contract........................ 49
         Issuance
         Premium Payments
         Grace Period
         Termination
         Right to Examine Group Contract
         Entire Contract
         Incontestability
         Ownership of Group Contract
      General Matters Relating to the Policy.......................... 51
         Postponement of Payments
      State Variations................................................ 51
      Legal Proceedings............................................... 52
      Financial Statements............................................ 52
      Glossary........................................................ 53

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE: The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy or, if later, 45 days after the Policy application is signed. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if an Owner requests an increase in Face Amount for that increase.

DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. We calculate the amount payable under each death benefit option as of the Insured's date of death.

  . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER: Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.

PARTIAL WITHDRAWALS: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE (TERMINATE WITHOUT VALUE).

TRANSFERS: Subject to certain restrictions, an Owner may transfer Cash Value among the Investment Divisions of the Separate Account or General Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers--Frequent Transfers Among Investment Divisions."


LOANS: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Investment Division of the Separate Account or the General Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. LOANS MAY HAVE TAX CONSEQUENCES.


OTHER POLICY BENEFITS

OWNERSHIP RIGHTS: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE: Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

GENERAL ACCOUNT: You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT: You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE: Cash Value is the sum of your amounts in the General Account, the Loan Account, and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, interest we credit to the General Account, charges we deduct, and other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS: There may be other ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

CONVERSION RIGHTS: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.

Some group contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is no successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no successor insurance or if the succeeding carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your Cash Surrender Value or to convert the coverage to a personal policy of life insurance.

POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contract holder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

LOANS

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A POLICY LOAN MAY HAVE TAX CONSEQUENCES. If an Owner surrenders the Policy or allows the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
================================================================================

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Contractholder (employer) chooses which charges, Group A, Group B or Group C, will apply to the Policies issued to the employees of the employer (See "Issuing the Policy--Selection of Charge Structure, Group A, Group B and Group C").

TRANSACTION CHARGES

The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers Cash Value among the Separate Account Investment Divisions and the General Account.


                                                     MAXIMUM GUARANTEED AMOUNT DEDUCTED
                                              --------------------------------------------------
                            WHEN CHARGE IS
         CHARGE                DEDUCTED           GROUP A          GROUP B          GROUP C
------------------------------------------------------------------------------------------------
PREMIUM EXPENSE             Upon receipt of
CHARGE/(1)/                  each premium
                                payment
FOR POLICIES ISSUED                            1.00% of each    1.00% of each    1.00% of each
  UNDER GROUP                                 premium payment  premium payment  premium payment
  CONTRACTS
ONLY FOR POLICIES                              2.00% of each    2.00% of each    2.00% of each
  TREATED AS INDIVIDUAL                       premium payment  premium payment  premium payment
  CONTRACTS UNDER
  OMNIBUS BUDGET
  RECONCILIATION ACT OF
  1990
------------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE          Upon receipt of    2.25% of each    2.25% of each      No charge
                             each premium     premium payment  premium payment
                                payment
------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL         Upon each partial   The LESSER of $25 or 2% of the amount withdrawn
CHARGE                      withdrawal from
                              the Policy
------------------------------------------------------------------------------------------------
TRANSFER CHARGE            Upon transfer in                   $25 per transfer
                           excess of 12 in a
                              Policy Year
------------------------------------------------------------------------------------------------
ACCELERATED DEATH           At the time an                          $100
BENEFIT ADMINISTRATIVE     accelerated death
CHARGE                      benefit is paid
------------------------------------------------------------------------------------------------

--------
/(1)/The maximum premium expense charge we can apply to Policies under any Group Contract can vary but will not exceed 1%. The net amount of premium invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule Page.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, that an Owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if an Owner purchases any rider(s).


                                                  MAXIMUM GUARANTEED AMOUNT DEDUCTED
                                                 --------------------------------------------------------
                              WHEN CHARGE IS     GROUP CONTRACTS ISSUED  GROUP CONTRACTS
          CHARGE                 DEDUCTED         BEFORE 1/1/09/(1)/     ISSUED ON OR AFTER 1/1/09/(2)/
---------------------------------------------------------------------------------------------------------
COST OF INSURANCE            On the Investment
CHARGE/(3)/ (PER $1000      Start Date and each
OF NET AMOUNT AT RISK)      succeeding Monthly
                                Anniversary
MINIMUM CHARGE                                           $0.16               $0.30
MAXIMUM CHARGE                                          $31.31               $82.33
CHARGE FOR AN INSURED,                                   $0.45               $1.30
  ATTAINED AGE 45,
  ACTIVELY AT WORK
---------------------------------------------------------------------------------------------------------
                                                        GROUP A          GROUP B          GROUP C
---------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE/(4)/   On the Investment     $6 per Policy per       $0               $0
                             Start Date and on     month during the
                              each succeeding      first Policy Year
                                  Monthly            and $3.50 per
                                Anniversary       Policy per month in
                                                     renewal years
---------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE              Daily         0.90% (annually) of the net assets of each
RISK CHARGE/(5)/                                 Investment Division of the Separate Account
---------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD/(6)/     On each Policy                     3.0%
                                Anniversary
---------------------------------------------------------------------------------------------------------

--------
/(1)/Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/09.

/(2)/Also applies to Individual Policies issued under an employer-sponsored insurance program established on or after 1/1/09.

/(3)/Cost of insurance rates vary based on the Insured's Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Contractholder has chosen for the Policies. The cost of insurance charge is greater for participants in a Group Contract that uses a Group B or Group C charge structure than those in a Group Contract that uses a Group A charge structure. (See "Issuing the Policy--Selection of Charge Structure, Group A, Group B and Group C.") The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

/(4)/The maximum administrative charge we can apply to any Policy can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

/(5)/The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

/(6)/Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


                                                                MAXIMUM GUARANTEED AMOUNT DEDUCTED
                                                  --------------------------------------------------------------------
                                                                              GROUP CONTRACTS       GROUP CONTRACTS
                                  WHEN CHARGE IS      GROUP CONTRACTS              ISSUED          ISSUED ON OR AFTER
             CHARGE                 DEDUCTED      ISSUED BEFORE 1/1/04/(1)/  1/1/04-12/31/08/(2)/     1/1/09/(3)/
----------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:/(4)/
----------------------------------------------------------------------------------------------------------------------
Waiver of Monthly                 On rider start
Deductions Rider                   date and on
                                   each Monthly
                                   Anniversary
MINIMUM CHARGE                                             $0.01                   $0.02                 $0.04
MAXIMUM CHARGE                                             $0.24                   $3.76                 $9.88
CHARGE FOR AN INSURED,                                     $0.07                   $0.06                 $0.11
  ATTAINED AGE 45, ACTIVELY AT
  WORK
----------------------------------------------------------------------------------------------------------------------
Children's Life Insurance         On rider start
Rider (per $1000 of coverage)      date and on
                                   each Monthly
                                   Anniversary             $0.16
----------------------------------------------------------------------------------------------------------------------
Spouse's Life Insurance           On rider start
Rider (per $1000 of coverage)      date and on
                                   each Monthly
                                   Anniversary
MINIMUM CHARGE                                             $0.15
MAXIMUM CHARGE                                             $5.16
CHARGE FOR A SPOUSE,                                       $0.45
  ATTAINED AGE 45
----------------------------------------------------------------------------------------------------------------------
Accelerated Death Benefit                                 See "Accelerated Death Benefit Administrative
Settlement Option Rider                                    Charge" in Transaction Charges table above.
----------------------------------------------------------------------------------------------------------------------

--------
/(1)/Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/04. This charge is calculated based on $1.00 of waived deduction.

/(2)/The charge is calculated by increasing the cost of insurance rates (based on the 1980 CSO Table) by 12%.

/(3)/The charge is calculated by increasing the cost of insurance rates (based on the 2001 CSO Table) by 12%.

/(4)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

FUND CHARGES AND EXPENSES


The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2011. The Fund expenses used to prepare these tables were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2011. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2011. The second table shows the total annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2011, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.


MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                 MINIMUM MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)   0.10%   1.02%
--------------------------------------------------------------------------------


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                           DISTRIBUTION          ACQUIRED   TOTAL    CONTRACTUAL   NET TOTAL
                                              AND/OR               FUND    ANNUAL     FEE WAIVER    ANNUAL
                                MANAGEMENT   SERVICE     OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
FUND                               FEE     (12B-1) FEES EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS--INITIAL CLASS
   Contrafund(R) Portfolio        0.56%         --       0.09%       --     0.65%         --         0.65%
   Equity-Income Portfolio        0.46%         --       0.10%       --     0.56%         --         0.56%
   Freedom 2010 Portfolio            --         --          --    0.56%     0.56%         --         0.56%
   Freedom 2020 Portfolio            --         --          --    0.60%     0.60%         --         0.60%
   Freedom 2030 Portfolio            --         --          --    0.65%     0.65%         --         0.65%
   Freedom 2040 Portfolio            --         --          --    0.68%     0.68%         --         0.68%
   Freedom 2050 Portfolio            --         --          --    0.70%     0.70%         --         0.70%
   Growth Portfolio               0.56%         --       0.10%       --     0.66%         --         0.66%
   High Income Portfolio          0.57%         --       0.12%       --     0.69%         --         0.69%
   Index 500 Portfolio            0.05%         --       0.05%       --     0.10%         --         0.10%
   Investment Grade Bond
     Portfolio                    0.32%         --       0.11%       --     0.43%         --         0.43%
   Mid Cap Portfolio              0.56%         --       0.10%       --     0.66%         --         0.66%
   Money Market Portfolio         0.17%         --       0.09%       --     0.26%         --         0.26%
   Overseas Portfolio             0.71%         --       0.14%       --     0.85%         --         0.85%
   Real Estate Portfolio          0.56%         --       0.15%       --     0.71%         --         0.71%
   Value Portfolio                0.56%         --       0.17%       --     0.73%         --         0.73%
------------------------------------------------------------------------------------------------------------

                                           DISTRIBUTION          ACQUIRED   TOTAL    CONTRACTUAL   NET TOTAL
                                              AND/OR               FUND    ANNUAL     FEE WAIVER    ANNUAL
                                MANAGEMENT   SERVICE     OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
FUND                               FEE     (12B-1) FEES EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND--
  CLASS A
   Russell 2000(R) Index
     Portfolio                    0.25%         --       0.06%    0.01%     0.32%       0.00%        0.32%
------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY
  SERIES, INC.
   Personal Strategy Balanced
     Portfolio                    0.90%         --          --    0.12%     1.02%       0.11%        0.91%
------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME
  SERIES, INC.
   Limited-Term Bond
     Portfolio                    0.70%         --          --    0.05%     0.75%          --        0.75%
------------------------------------------------------------------------------------------------------------



The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Funds have agreed to waive fees and/or pay expenses of the Funds until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Fund, but the expenses of the Fund are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Funds provided the information on their expenses, and we have not independently verified the information.


ISSUING THE POLICY
================================================================================

GENERAL INFORMATION

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

For some Group Contracts or other employer-sponsored insurance program, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract or other program cease or the employee's employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See "Conversion Rights--Conversion upon Termination of the Group Contract or Change in Insured's Eligibility.")

SELECTION OF CHARGE STRUCTURE (GROUP A, GROUP B AND GROUP C)

Three different charge structures are available for the administrative convenience of the Contractholder (employer) who chooses which charge structure will apply to the Policies issued to the Contractholder's employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Policy to see which charge structure applies to your Policy.

The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Policies in Group A, we assess both of these charges as explicit charges. For Policies in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A. For Policies in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A or Group B.

It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for employees in the aggregate under a Group Contract. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per policy administrative charge into an increase in our insurance rates, we must assume an average Policy face amount. If the actual aggregate premiums paid or the actual average Policy face amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group
A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.

The total amount of charges may also be higher or lower for any particular employee depending on which charge structure the employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Policy face amount (for administrative expenses) and the increase is spread across all employees. Therefore, for employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for employees whose face amount is larger than the assumed face amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group

Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates if state law restrictions make issuance of a Group Contract impracticable.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. We generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or other employer-sponsored insurance program.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.


Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a policy can be issued.

(The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

Initial Free Look Period. The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy or, if later, 45 days after the Policy application is signed. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within 20 days from the date the Owner received the new Policy specifications pages for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions and the General Account in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.

We will apply the initial premium paid by a Contractholder or designated payor to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that a Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See "Policy Lapse and Reinstatement".)

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE UNDER CERTAIN GROUP CONTRACTS

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates (See "Conversion Rights--Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.") In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The aggregate premiums allowable will be lower for Individual Policies or Certificates with an effective date of January 1, 2009 or later, due to the changes in the calculation of insurance rates after that date. (See Periodic Charges--Cost of Insurance Rates.) We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as "Modified Endowment Contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to the Owner. We will apply premium payments over the MEC limits only when an Owner instructs us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When an Owner applies for a Policy, he or she gives us instructions to allocate net premiums to one or more Investment Divisions of the Separate Account and/or, if applicable, the General Account. If an Owner fails to provide allocation instructions, we may allocate net premiums as described in the application. We will allocate an Owner's net premiums according to the following rules:

  . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
  . We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for the Policy, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
  . There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General Account--Restrictions on Allocations and Transfers to the General Account.")

Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. THE OWNER BEARS THE ENTIRE INVESTMENT RISK FOR AMOUNTS HE OR SHE ALLOCATES TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

THE COMPANY AND THE GENERAL ACCOUNT
================================================================================

THE COMPANY


Metropolitan Life Insurance Company is a leading provider of insurance, annuities and employee benefit programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia Pacific,

Europe and the Middle East. MetLife, Inc. has operations throughout the United States and the regions of Latin America, Asia Pacific and Europe, Middle East and India.


Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.

GUARANTEE OF INSURANCE OBLIGATIONS


General American Life Insurance Company ("General American") is a wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's home office is located at 13045 Tesson Ferry Road,
St. Louis, Missouri 63128.


For Contracts issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.

With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

Restrictions on Partial Withdrawals and Transfers from the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account to the Investment Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.

The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

  . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, MULTIPLIED BY the withdrawal percentage limit shown on the Policy's specifications page, or
  .   the previous Policy Year's General Account maximum withdrawal amount.

We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Investment Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.


Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.")

The Loan Account is part of the General Account.

WE HAVE NOT REGISTERED INTERESTS IN THE GENERAL ACCOUNT UNDER THE SECURITIES ACT OF 1933, NOR HAVE WE REGISTERED THE GENERAL ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.


             FUND                          INVESTMENT OBJECTIVE              INVESTMENT ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS--INITIAL CLASS
-----------------------------------------------------------------------------------------------------------
Contrafund(R) Portfolio         Seeks long-term capital appreciation.         Fidelity Management &
                                                                              Research Company
                                                                              Subadviser: FMR Co., Inc.
-----------------------------------------------------------------------------------------------------------
Equity-Income Portfolio         Seeks reasonable income. The fund will        Fidelity Management &
                                also consider the potential for capital       Research Company
                                appreciation. The fund's goal is to achieve   Subadviser: FMR Co., Inc.
                                a yield which exceeds the composite yield
                                on the securities comprising the S&P 500(R)
                                Index.
-----------------------------------------------------------------------------------------------------------
Freedom 2010 Portfolio          Seeks high total return with a secondary      Strategic Advisers, Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
-----------------------------------------------------------------------------------------------------------
Freedom 2020 Portfolio          Seeks high total return with a secondary      Strategic Advisers, Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
-----------------------------------------------------------------------------------------------------------
Freedom 2030 Portfolio          Seeks high total return with a secondary      Strategic Advisers, Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
-----------------------------------------------------------------------------------------------------------
Freedom 2040 Portfolio          Seeks high total return with a secondary      Strategic Advisers, Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
-----------------------------------------------------------------------------------------------------------
Freedom 2050 Portfolio          Seeks high total return with a secondary      Strategic Advisers, Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
-----------------------------------------------------------------------------------------------------------
Growth Portfolio                Seeks to achieve capital appreciation.        Fidelity Management &
                                                                              Research Company
                                                                              Subadviser: FMR Co., Inc.
-----------------------------------------------------------------------------------------------------------
High Income Portfolio           Seeks a high level of current income, while   Fidelity Management &
                                also considering growth of capital.           Research Company
                                                                              Subadviser: FMR Co., Inc.
-----------------------------------------------------------------------------------------------------------

             FUND                           INVESTMENT OBJECTIVE              INVESTMENT ADVISER/SUBADVISER
------------------------------------------------------------------------------------------------------------
Index 500 Portfolio              Seeks investment results that correspond to   Fidelity Management &
                                 the total return of common stocks publicly    Research Company
                                 traded in the United States, as represented   Subadviser: FMR Co., Inc.
                                 by the S&P 500(R) Index.                      Geode Capital Management,
                                                                               LLC
------------------------------------------------------------------------------------------------------------
Investment Grade Bond            Seeks as high a level of current income as    Fidelity Management &
Portfolio                        is consistent with the preservation of        Research Company
                                 capital.                                      Subadviser: Fidelity
                                                                               Investments Money
                                                                               Management, Inc.
------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio                Seeks long-term growth of capital.            Fidelity Management &
                                                                               Research Company
                                                                               Subadviser: FMR Co., Inc.
------------------------------------------------------------------------------------------------------------
Money Market Portfolio           Seeks as high a level of current income as    Fidelity Management &
                                 is consistent with preservation of capital    Research Company
                                 and liquidity.                                Subadviser: Fidelity
                                                                               Investments Money
                                                                               Management, Inc.
------------------------------------------------------------------------------------------------------------
Overseas Portfolio               Seeks long-term growth of capital.            Fidelity Management &
                                                                               Research Company
                                                                               Subadviser: FMR Co., Inc.
------------------------------------------------------------------------------------------------------------
Real Estate Portfolio            Seeks above-average income and long-          Fidelity Management &
                                 term capital growth, consistent with          Research Company
                                 reasonable investment risk. The fund seeks    Subadviser: FMR Co., Inc.
                                 to provide a yield that exceeds the
                                 composite yield of the S&P 500(R) Index.
------------------------------------------------------------------------------------------------------------
Value Portfolio                  Seeks capital appreciation.                   Fidelity Management &
                                                                               Research Company
                                                                               Subadviser: FMR Co., Inc.
------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND--
CLASS A
------------------------------------------------------------------------------------------------------------
Russell 2000(R) Index Portfolio  Seeks to track the performance of the         MetLife Advisers, LLC
                                 Russell 2000(R) Index.                        Subadviser: MetLife
                                                                               Investment Advisors
                                                                               Company, LLC
------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY
SERIES, INC.
------------------------------------------------------------------------------------------------------------
Personal Strategy Balanced       Seeks the highest total return over time      T. Rowe Price Associates,
Portfolio                        consistent with an emphasis on both           Inc.
                                 capital appreciation and income.
------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME
SERIES, INC.
------------------------------------------------------------------------------------------------------------
Limited-Term Bond Portfolio      Seeks a high level of income consistent       T. Rowe Price Associates,
                                 with moderate fluctuations in principal       Inc.
                                 value.
------------------------------------------------------------------------------------------------------------

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.

Certain Payments We Receive with Regard to the Funds. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company". Our ownership interest MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the Funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)

Selection of Funds. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from policy owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

  .   eliminate or combine one or more Investment Divisions;
  .   substitute one Investment Division for another Investment Division; or
  . transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

POLICY CASH VALUE

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the General Account, charges we deduct, and any other transactions
(E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

  . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS
  .   interest at the rate of at least 4% per year; PLUS
  . any excess interest which we credit and any amounts transferred into the General Account; LESS
  . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units.   The number of units in any Investment Division of the
Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; PLUS
  .   units purchased with additional net premiums; PLUS
  . units purchased via transfers from another Investment Division, the General Account, or the Loan Account; MINUS
  .   units redeemed to pay for monthly deductions; MINUS
  .   units redeemed to pay for partial withdrawals; MINUS
  . units redeemed as part of a transfer to another Investment Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

  . the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
  . any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
  . aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

DEATH BENEFIT

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

  .   the death benefit (described below); PLUS
  .   any additional insurance provided by rider; MINUS
  .   any unpaid monthly deductions; MINUS
  .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Delays in Payments We Make". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

DEATH BENEFIT OPTIONS


The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.


Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to restrict changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.)

ACCELERATED DEATH BENEFITS

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. AN OWNER SHOULD CONSULT A TAX ADVISOR BEFORE ADDING THESE RIDERS TO HIS OR HER POLICY OR REQUESTING A PAYMENT OF ACCELERATED DEATH BENEFIT.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy--Postponement of Payments.") SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

Surrender. The Owner may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that an Owner return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. An Owner may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal at the unit values determined at the end of the Valuation Period during which we receive an Owner's request. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount to $500. The minimum amount that can be withdrawn from any one Investment Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Investment Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, the Owner may allocate the amount withdrawn among the Investment Divisions or the General Account. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the General Account and the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in the General Account and in each Investment Division bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocations, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Investment Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining General Account and Investment Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Investment Division or General Account. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options"). Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy and, for certain Policies, between the General Account and the Investment Divisions. An Owner may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy:

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time) receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in an Investment Division or the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Frequent requests from Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Funds management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high yield Funds (i.e., the Fidelity(R) VIP High Income Portfolio, Fidelity(R) VIP Overseas Portfolio and Metropolitan Series Fund Russell 2000(R) Index Portfolio--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Funds or other identified investment portfolios under that Policy to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence or harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The Funds may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders my limit the Funds in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Owner). You should read the Fund prospectuses for more details.


AUTOMATIC INVESTMENT STRATEGIES

Dollar Cost Averaging. Allows the Owner to automatically transfer a predetermined amount of money from the Fidelity VIP Money Market Investment Division or equivalent money market Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the Fidelity VIP Money Market Investment Division or equivalent money market Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

Annual Automatic Portfolio Rebalancing. Allows the Owner to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

LOANS

Loan Privileges. After the first Policy Anniversary, the Owner may request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Administrative Office, although payments may be postponed under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.


When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless the Owner requests a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account and the General Account on a pro-rata in the proportion that the Policy's Cash Value in each Investment Division and the General Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.


Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions and the General Account on a pro-rata basis in the proportion that the Cash Value in the General Account and each Investment Division bears to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the General Account and the Investment
Divisions: (i) each Policy Anniversary; (ii) when a new loan is made;
(iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Investment Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Investment Divisions and/or the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. THE OWNER OF A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN.

CONVERSION RIGHTS

Conversion Right to a Fixed Benefit Policy. An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, an Owner requests in writing that we transfer all of his or her Cash Value into the General Account, and the Owner indicates that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.

GROUP CONTRACT WITH AUTOMATIC CONTINUATION OF COVERAGE.

Under some Group Contracts, as long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the amended Certificate will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")

If an Individual Policy was issued under such a Group Contract or other employer-sponsored insurance program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

GROUP CONTRACTS WITHOUT AUTOMATIC CONTINUATION OF COVERAGE.

Under certain group contracts, an Insured's coverage may end upon termination of the Group Contract or if the Group Contract has been amended to end life insurance coverage for an eligible class of employees of which the Insured is a member. The Insured then has the option to convert the Certificate to a personal policy of insurance. (See "Conditions for Conversion" below.)

If the Group Contract terminates or is amended (as indicated above), then your Certificate (including any death benefit thereunder) will cease. If there is another life insurance plan for which the Insured is eligible, we will pay the succeeding carrier the Cash Surrender Value. If there is no successor plan, or if the successor carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect in writing to take a paid-up insurance option using your Cash Surrender Value as a single premium. The Cash Surrender Value must provide a paid-up policy in the minimum amount of $10,000. Paid-up insurance is permanent life insurance with no further premiums due. It has cash value. The amount of the paid-up insurance is payable at the death of the Insured. If we pay the Cash Surrender Value to you, the Federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See "Federal Tax Matters--Tax Treatment of Policy Benefits.")

Under certain group contracts, some states may also require a conversion option
(i) if the Insured's employment terminates, or (ii) if the Insured's membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.

Conditions for Conversion. If you choose to convert the Certificate to a personal policy of life insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life Insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to the Owner.
  . We reserve the right to suspend facsimile and/or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Administrative Office.

POLICY LAPSE AND REINSTATEMENT
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LAPSE

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to the Owner. The effective date of the new Policy will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date. If the Group Contract was issued before January 1, 2009, the guaranteed cost of insurance rates for the new Policy will be based on the 1980 Commissioners Standard Ordinary Mortality Table C. If the Group Contract was issued on or after January 1, 2009, the guaranteed cost of insurance rates will be based on the 2001 Commissioners Standard Ordinary Male Mortality Table.

CHARGES AND DEDUCTIONS
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We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur; and
(iii) risks we assume, and (iv) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

Premium Expense Charge. Before we allocate net premiums among the Investment Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge"). The maximum premium expense charge we can apply to Policies under any Group Contract can vary but will not exceed 1%. The net amount of premium invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule Page. For certain policies deemed to be individual contracts under federal tax laws, we will reduce your premium payments by a premium expense charge that can vary but will not exceed 2% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium tax charge guaranteed not to exceed 2.25% from all Policies. If your employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include it in our insurance rates resulting in a higher cost of insurance charge.

Partial Withdrawal Transaction Charge. An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge. After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from the General Account and each Investment Division on a pro rata basis in the proportions that a Policy's Cash Value in the General Account and each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge (if applicable);
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit, for certain administrative costs and to cover state and local premium taxes. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age and rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. For Policies under Group Contracts issued before January 1, 2009, these guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). For Policies under Group Contracts issued on or after January 1, 2009, the guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table ("2001 CSO Table"). The guaranteed rates are higher than the rates in either the 1980 CSO Table or the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of either the 1980 CSO Table or the 2001 CSO Table.

NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess either an explicit monthly administrative charge from each Policy based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program or increase our rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. If your employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Policy. The maximum administrative charge we can apply to any Policies under any Group Contract can vary but will not exceed $6.00 per Policy per month during the first Policy Year and $3.50 per Policy per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy. If your employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders.

  . WAIVER OF MONTHLY DEDUCTIONS RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction for Certificates under Group Contracts or Individual Policies issued before January 1, 2004 and is assessed by increasing applicable cost of the applicable cost of insurance rates by 12% for Certificates under Group Contracts or Individual Policies issued on or after January 1, 2004.

  . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

  . SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

  . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed .0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.

Loan Interest Charge. We currently charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).


FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

ANNUAL FUND OPERATING EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.

FEDERAL TAX MATTERS
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The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.


    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.


If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Deferred Compensation. A qualified tax adviser should be consulted concerning the application of section 409A when a Policy is part of a deferred compensation arrangement, such as certain "equity" split-dollar arrangements. Failure to comply with the requirements of section 409A, where those rules apply, can result in adverse tax consequences, including a 20% penalty tax.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the

Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.


Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.

The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.


It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
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We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider
  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

The Owner may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by the Owner at any time at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE POLICIES
================================================================================

DISTRIBUTING THE POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:

               OPTION             FIRST YEAR          RENEWAL YEARS
         --------------------------------------------------------------
                  1                   A+B                  a+b
         --------------------------------------------------------------
                  2                   A+B                  a+c
         --------------------------------------------------------------
                  3                 A+X+Y+Z                 a
         --------------------------------------------------------------

A =25% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B =1% of premiums in excess of the cost of insurance assessed during the first
   Policy Year.

a =25% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b =1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c =Up to 0.25% per year of the average Cash Value of a Policy during a Policy
   Year.

X =20% of the first Policy Year premiums received up to an amount that equals:
   the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.

Y =2% of any unscheduled premiums received.

Z =1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 7% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; and/or (4) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 7% under the current supplemental compensation plan.


The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements).


More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.


The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS


The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. If the Group Contract provides for automatic continuation of coverage, the insurance provided by the Certificates will continue as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Group Contract does not provide for automatic continuation of coverage, your Certificate will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. (See "Conversion Rights--Group Contracts without Automatic Continuation of Coverage.")

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. Some Group Contracts provide that if the Group Contract terminates, any Certificates in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy that will provide benefits that are identical to those provided under the Certificate. (See "Conversion Rights--Group Contracts with Automatic Continuation of Coverage.") Other Group Contracts may not have such a continuation provision and if the Group Contract terminates, your Certificate will cease. If there is a succeeding plan of insurance, we will pay the succeeding carrier the Cash Surrender Value of your Certificate. If there is no succeeding carrier, or the succeeding carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect to take a paid-up insurance option using your Cash Surrender Value as a single premium. (See "Conversion Rights--Group Contracts without Automatic Continuation of Coverage.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

GENERAL MATTERS RELATING TO THE POLICY
================================================================================

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and or due proof of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
  .   the SEC by order permits postponement for the protection of Owners; or
  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. We may use telephone, fax, internet or other means of communications to verify that payment from the Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Owners may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.

STATE VARIATIONS
================================================================================

This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. An Owner should contact our Administrative Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
================================================================================

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================


The financial statements of the Company, General American Life Insurance Company and subsidiary and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiary should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
================================================================================

ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.

ATTAINED AGE--The Issue Age of the Insured plus the number of completed Policy Years.

ASSOCIATED COMPANIES--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

BENEFICIARY--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

CONTRACTHOLDER--The employer, association, sponsoring organization or trust that is issued a Group Contract.

EFFECTIVE DATE--The actual date coverage shall take effect which will be on or after the Issue Date.

EMPLOYEE--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

FACE AMOUNT--The minimum death benefit under the Policy so long as the Policy remains in force.

GENERAL ACCOUNT--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

GROUP CONTRACT--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

INDEBTEDNESS--The sum of all unpaid Policy Loans and accrued interest charged on loans.

INDIVIDUAL INSURANCE--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

INSURED--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

INVESTMENT DIVISION--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

INVESTMENT START DATE--The date the initial premium is applied to the General Account and for the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.

ISSUE AGE--The Insured's Age as of the date the Policy is issued.

ISSUE DATE--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's General Account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

MATURITY DATE--The Policy Anniversary on which the Insured reaches Attained Age 95.

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and, for Policies with Group A or Group B charge structure, any charge for premium taxes.



OWNER (OR YOU)--The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

POLICY ANNIVERSARY--The same date each year as the Issue Date.

POLICY MONTH--A month beginning on the Monthly Anniversary.

POLICY YEAR--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

SPOUSE--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.



Investment Company Act of 1940 Registration File No. 811-7534

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                                   (PUTNAM)
                       VARIABLE LIFE INSURANCE POLICIES
                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY
     Direct all correspondence and inquiries to the Administrative Office:

                                 METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                (800)-685-0124
This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company, "MetLife" "we," "our", or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement and provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policies are collectively referred to in this Prospectus as "Policy" or "Policies."

Prior to May 1, 2006, the Contracts were issued by Paragon Life Insurance Company. These Contracts are now Contracts of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Contracts originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Contract value or the performance of the investment options available under the Contracts.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.


                                  PROSPECTUS


                                APRIL 30, 2012



You may allocate net premiums to the Investment Divisions of Paragon Separate Account B (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below.

A full description of the Funds is contained in the prospectus for each Fund. YOU MAY OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 685-0124.

PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

  .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
  .   ARE NOT FEDERALLY INSURED;
  .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
  .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:

                    PUTNAM VARIABLE TRUST (CLASS 1A SHARES)
                       Putnam VT Diversified Income Fund
                         Putnam VT Equity Income Fund
                    Putnam VT Global Asset Allocation Fund
                         Putnam VT Global Equity Fund
                        Putnam VT Global Utilities Fund
                       Putnam VT Growth and Income Fund
                           Putnam VT High Yield Fund
                             Putnam VT Income Fund
                      Putnam VT International Equity Fund
                      Putnam VT International Growth Fund
                      Putnam VT International Value Fund
                           Putnam VT Investors Fund
                          Putnam VT Money Market Fund

                        Putnam VT Multi-Cap Growth Fund

                            Putnam VT Voyager Fund

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
  Policy Benefits/Risks Summary..........................................   4
     Policy Benefits
     Policy Risks
     Fund Risks
  Fee Tables.............................................................   9
     Transaction Charges
     Periodic Charges Other Than Fund Operating Expenses
     Optional Rider Charges
     Fund Charges and Expenses
  Issuing the Policy.....................................................  13
     General Information
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums...............................................................  16
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company............................................................  18
     The Company
     Guarantee of Insurance Obligations
  The Separate Account and the Funds.....................................  19
     The Separate Account
     The Funds
  Policy Values..........................................................  23
     Policy Cash Value
     Cash Surrender Value
     Cash Value in Each Separate Account Investment Division
  Policy Benefits........................................................  24
     Death Benefit
     Payment of the Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Automatic Investment Strategies
     Loans
     Conversion Right to a Fixed Benefit Policy
     Eligibility Change Conversion
     Payment of Benefits at Maturity
     Facsimile and Internet Requests

                                                           PAGE
                                                           ----
                 Policy Lapse and Reinstatement...........  33
                    Lapse
                    Reinstatement
                 Charges And Deductions...................  34
                    Transaction Charges
                    Periodic Charges
                    Federal Taxes
                    Variations in Charges
                    Annual Fund Operating Expenses
                 Federal Tax Matters......................  38
                    Tax Status of the Policy
                    Tax Treatment of Policy Benefits
                 Additional Benefits and Riders...........  42
                 Distribution of the Policies.............  43
                 General Provisions of the Group Contract.  45
                    Issuance
                    Premium Payments
                    Grace Period
                    Termination
                    Right to Examine Group Contract
                    Entire Contract
                    Incontestability
                    Ownership of Group Contract
                 General Matters Relating to the Policy...  46
                    Postponement of Payments
                 State Variations.........................  46
                 Legal Proceedings........................  47
                 Financial Statements.....................  47
                 Glossary.................................  48

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS: The Contractholder will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE: The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy or, if later, 45 days after the Policy application is signed. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if an Owner requests an increase in Face Amount for that increase.

DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. We calculate the amount payable under each death benefit option as of the Insured's date of death.

  . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER: Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.

PARTIAL WITHDRAWALS: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE. (TERMINATE WITHOUT VALUE).

TRANSFERS: Subject to certain restrictions, an Owner may transfer Cash Values among the Investment Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you than can result from disruptive trading activities, see "Transfers--Frequent Transfers Among Investment Divisions."


LOANS: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Investment Division of the Separate Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. LOANS MAY HAVE TAX CONSEQUENCES.


OTHER POLICY BENEFITS

OWNERSHIP RIGHTS: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE: Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

SEPARATE ACCOUNT: You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE: Cash Value is the sum of your amounts in the Loan Account and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS: There may be other ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

ELIGIBILITY CHANGE CONVERSION: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If allowed by state law, the Certificate issued in connection with the Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.

POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

LOANS

A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A POLICY LOAN MAY HAVE TAX CONSEQUENCES. If an Owner surrenders the Policy or allows the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
================================================================================

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the guaranteed charge.

TRANSACTION CHARGES

The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers Cash Value among the Separate Account Investment Divisions.

                                                                       MAXIMUM GUARANTEED
            CHARGE                   WHEN CHARGE IS DEDUCTED            AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE             Upon receipt of each premium
                                             payment
For Policies issued under Group                                      1.00% of each premium
Contracts                                                                   payment
Only for Policies treated as                                         2.00% of each premium
individual contracts under the                                              payment
Omnibus Budget Reconciliation
Act
----------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE                 Upon receipt of each premium
                                             payment
For all Policies                                                     2.00% of each premium
                                                                            payment
----------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL CHARGE               Upon each partial             The LESSER of $25 or
                                    withdrawal from the Policy     2% of the amount withdrawn
----------------------------------------------------------------------------------------------
TRANSFER CHARGE                  Upon each transfer in excess of        $25 per transfer
                                       12 in a Policy Year
----------------------------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT        At the time an accelerated death             $100
ADMINISTRATIVE CHARGE                    benefit is paid
----------------------------------------------------------------------------------------------

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).

                                                                         MAXIMUM GUARANTEED
             CHARGE                   WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(1)/      On the Investment Start Date
(PER $1000 OF NET AMOUNT AT         and each succeeding Monthly
RISK)                                       Anniversary
MINIMUM                                                                         $0.16
MAXIMUM                                                                        $31.31
CHARGE FOR AN INSURED,                                                          $0.45
  ATTAINED AGE 45, ACTIVELY AT
  WORK
---------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE/(2)/         On the Investment Start Date    $6 per Policy per month during
                                    and each succeeding Monthly    the first Policy Year and $3.50
                                            Anniversary              per month in renewal years
---------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK                     Daily                 0.90% (annually) of the net
CHARGE/(3)/                                                           assets of each Investment
                                                                      Division of the Separate
                                                                               Account
---------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD/(4)/           On each Policy Anniversary                  3.0%
---------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:/(5)/
---------------------------------------------------------------------------------------------------
Waiver of Monthly Deductions      On rider start date and on each
Rider (per $1.00 of                     Monthly Anniversary
waived deduction)
MINIMUM                                                                         $0.01
MAXIMUM                                                                         $0.24
CHARGE FOR AN INSURED,                                                          $0.07
  ATTAINED AGE 45, ACTIVELY AT
  WORK
---------------------------------------------------------------------------------------------------
Children's Life Insurance Rider   On rider start date and on each               $0.16
(per $1000 of coverage)                 Monthly Anniversary
---------------------------------------------------------------------------------------------------
Accelerated Death Benefit                    See "Accelerated Death Benefit Charge" in
Settlement Option Rider                           Transaction Charges table above
---------------------------------------------------------------------------------------------------

--------
/(1)/Cost of insurance rates are based on the Insured's attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

/(2)/The maximum administrative charge we can apply to Policies under any Group
     Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

/(3)/The Mortality and Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

/(4)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

/(5)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and (if available) the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

FUND CHARGES AND EXPENSES


The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2011. The Fund expenses used to prepare these tables were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2011. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2011. The second table shows the total annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2011, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.


MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                 MINIMUM MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)   0.46%   1.26%
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)




                                       DISTRIBUTION          ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                          AND/OR             FUND FEES  ANNUAL     FEE WAIVER    ANNUAL
                            MANAGEMENT   SERVICE     OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
FUND                           FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSES
---------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST --
  CLASS IA
   Putnam VT Diversified
     Income Fund              0.55%         --       0.21%        --     0.76%          --        0.76%
   Putnam VT Equity
     Income Fund              0.48%         --       0.16%     0.05%     0.69%          --        0.69%
   Putnam VT Global
     Asset Allocation
     Fund                     0.60%         --       0.28%        --     0.88%          --        0.88%
   Putnam VT Global
     Equity Fund              0.70%         --       0.22%        --     0.92%          --        0.92%
   Putnam VT Global
     Utilities Fund           0.63%         --       0.20%        --     0.83%          --        0.83%
   Putnam VT Growth
     and Income Fund          0.48%         --       0.15%        --     0.63%          --        0.63%
   Putnam VT High Yield
     Fund                     0.57%         --       0.17%        --     0.74%          --        0.74%
   Putnam VT Income
     Fund                     0.40%         --       0.18%        --     0.58%          --        0.58%
   Putnam VT
     International Equity
     Fund                     0.70%         --       0.17%        --     0.87%          --        0.87%
   Putnam VT
     International Growth
     Fund                     0.93%         --       0.33%        --     1.26%       0.02%        1.24%
   Putnam VT
     International Value
     Fund                     0.70%         --       0.23%        --     0.93%          --        0.93%
   Putnam VT Investors
     Fund                     0.56%         --       0.17%        --     0.73%          --        0.73%
   Putnam VT Money
     Market Fund              0.29%         --       0.17%        --     0.46%          --        0.46%
   Putnam VT Multi-Cap
     Growth Fund              0.56%         --       0.16%        --     0.72%          --        0.72%
   Putnam VT Voyager
     Fund                     0.56%         --       0.16%        --     0.72%          --        0.72%



The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Funds have agreed to waive fees and/or pay expenses of the Funds until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Fund, but the expenses of the Fund are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Funds provided the information on their expenses, and we have not independently verified the information.

ISSUING THE POLICY
================================================================================

GENERAL INFORMATION

The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.

Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract cease or the employee's employment end. (See "Eligibility Change Conversion.")

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. We generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or other employer-sponsored insurance program.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.


Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")


Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

Initial Free Look Period. The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy or, if later, 45 days after the Policy application is signed. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within 20 days from the date the Owner received the new Policy specifications pages for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.

We will apply the initial premium paid by a Contractholder or designated payor to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date on which we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time) the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that a Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement".

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. Generally, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination (see "Eligibility Change Conversion"). Individual Insurance also will continue if the employee's employment with the Contractholder terminates. In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as "Modified Endowment Contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to the Owner. We will apply premium payments over the MEC limits only when an Owner instructs us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When an Owner applies for a Policy, he or she gives us instructions to allocate net premiums to one or more Investment Divisions of the Separate Account. If an Owner fails to provide allocation instructions, we may allocate net premiums as described in the application. We will allocate an Owner's net premiums according to the following rules:

  . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
  . We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for the Policy, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. THE OWNER BEARS THE ENTIRE INVESTMENT RISK FOR AMOUNTS HE OR SHE ALLOCATES TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

THE COMPANY
================================================================================

THE COMPANY


Metropolitan Life Insurance Company is a leading provider of insurance, annuities and employee benefit programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East.


Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.

GUARANTEE OF INSURANCE OBLIGATIONS


General American Life Insurance Company ("General American") is a wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's home office is located at 13045 Tesson Ferry Road,
St. Louis, Missouri 63128.


For Contracts issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Contracts. Insurance obligations under the Contracts include, without limitation, any death benefits payable under the Contracts and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Contract. In the event an Owner of such a Contract presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.

With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

THE SEPARATE ACCOUNT

   The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.


        FUND                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
----------------------------------------------------------------------------------------------------
PUTNAM VARIABLE
TRUST--CLASS IA
----------------------------------------------------------------------------------------------------
Putnam VT             Seeks as high a level of current income as  Putnam Investment Management, LLC
Diversified Income    Putnam Management, LLC believes is
Fund                  consistent with preservation of capital.
----------------------------------------------------------------------------------------------------
Putnam VT Equity      Seeks capital growth and current income.    Putnam Investment Management, LLC
Income Fund
----------------------------------------------------------------------------------------------------
Putnam VT Global      Seeks long-term return consistent with      Putnam Investment Management, LLC
Asset Allocation      preservation of capital.                    Subadviser: The Putnam Advisory
Fund                                                              Company, LLC
----------------------------------------------------------------------------------------------------
Putnam VT Global      Seeks capital appreciation.                 Putnam Investment Management, LLC
Equity Fund                                                       Subadviser: The Putnam Advisory
                                                                  Company, LLC
----------------------------------------------------------------------------------------------------
Putnam VT Global      Seeks capital growth and current income.    Putnam Investment Management, LLC
Utilities Fund                                                    Subadviser: The Putnam Advisory
                                                                  Company, LLC
----------------------------------------------------------------------------------------------------
Putnam VT Growth      Seeks capital growth and current income.    Putnam Investment Management, LLC
and Income Fund
----------------------------------------------------------------------------------------------------
Putnam VT High        Seeks high current income. Capital growth   Putnam Investment Management, LLC
Yield Fund            is a secondary goal when consistent with
                      achieving high current income.
----------------------------------------------------------------------------------------------------
Putnam VT Income      Seeks high current income consistent with   Putnam Investment Management, LLC
Fund                  what Putnam Management, LLC believes
                      to be prudent risk.
----------------------------------------------------------------------------------------------------
Putnam VT             Seeks capital appreciation.                 Putnam Investment Management, LLC
International Equity                                              Subadviser: The Putnam Advisory
Fund                                                              Company, LLC
----------------------------------------------------------------------------------------------------
Putnam VT             Seeks long-term capital appreciation.       Putnam Investment Management, LLC
International                                                     Subadviser: The Putnam Advisory
Growth Fund                                                       Company, LLC
----------------------------------------------------------------------------------------------------
Putnam VT             Seeks capital growth. Current income is a   Putnam Investment Management, LLC
International Value   secondary objective.                        Subadviser: The Putnam Advisory
Fund                                                              Company, LLC
----------------------------------------------------------------------------------------------------

      FUND                    INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------
Putnam VT          Seeks long-term growth of capital and any    Putnam Investment Management, LLC
Investors Fund     increased income that results from this
                   growth.
--------------------------------------------------------------------------------------------------
Putnam VT Money    Seeks as high a rate of current income as    Putnam Investment Management, LLC
Market Fund        Putnam Management, LLC believes is
                   consistent with preservation of capital and
                   maintenance of liquidity.
--------------------------------------------------------------------------------------------------
Putnam VT Multi-   Seeks long-term capital appreciation.        Putnam Investment Management, LLC
Cap Growth Fund
--------------------------------------------------------------------------------------------------
Putnam VT Voyager  Seeks capital appreciation.                  Putnam Investment Management, LLC
Fund
--------------------------------------------------------------------------------------------------


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED
OBJECTIVE. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.

Certain Payments We Receive with Regard to the Funds. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the Funds to the advisers and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)

Selection of Funds. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

  .   eliminate or combine one or more Investment Divisions;
  .   substitute one Investment Division for another Investment Division; or
  . transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

POLICY CASH VALUE

The Cash Value of the Policy equals the sum of all values in the Loan Account and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each

Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; PLUS
  .   units purchased with additional net premiums; PLUS
  . units purchased via transfers from another Investment Division or the Loan Account; MINUS
  .   units redeemed to pay for monthly deductions; MINUS
  .   units redeemed to pay for partial withdrawals; MINUS
  . units redeemed as part of a transfer to another Investment Division or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

  . the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
  . any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
  . aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

DEATH BENEFIT

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

  .   the death benefit (described below); PLUS
  .   any additional insurance provided by rider; MINUS
  .   any unpaid monthly deductions; MINUS
  .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Delays in Payments We Make". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

DEATH BENEFIT OPTIONS


The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to restrict changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.)

ACCELERATED DEATH BENEFITS

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. AN OWNER SHOULD CONSULT A TAX ADVISOR BEFORE ADDING THESE RIDERS TO HIS OR HER POLICY OR REQUESTING A PAYMENT OF ACCELERATED DEATH BENEFIT.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy-Postponement of Payments.") SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

Surrender. The Owner may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that an Owner return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. An Owner may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount to $500. The minimum amount that can be withdrawn from any one

Investment Division is the lesser of $50 or the Policy's Cash Value in that Investment Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Investment Divisions. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Investment Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Investment Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Investment Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Investment Division. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy. An Owner may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The following terms apply to transfers under a
Policy:

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in an Investment Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.

Frequent requests from Owners to transfer cash value may dilute the value of a Funds shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Funds share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high yield Funds (the Putnam VT Global Asset Allocation, Putnam VT Global Equity, Putnam VT Global Utilities, Putnam VT High Yield, Putnam VT International Equity, Putnam VT International Growth, and Putnam VT International Value Funds--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Funds in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Funds or other identified Funds under that Policy to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the contracts. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Owner to engage in market timing; we apply our policies and procedures without exception, waivers, or special arrangement.


The Funds may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.


In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Owner). You should read the Fund prospectuses for more details.


AUTOMATIC INVESTMENT STRATEGIES

Dollar Cost Averaging. Allows the Owner to automatically transfer a predetermined amount of money from the Putnam VT Money Market Investment Division or equivalent money market Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the Putnam VT Money Market Investment Division or equivalent money market Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

Annual Automatic Portfolio Rebalancing. Allows the Owner to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

LOANS

Loan Privileges. After the first Policy Anniversary, the Owner may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Administrative Office, although payments may be postponed under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.


When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless the Owner requests a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account on a pro-rata basis in the proportion that the Policy's Cash Value in each Investment Division bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.


Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions on a pro-rata basis in the proportion that the Cash Value in each Investment Division bears to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Investment Divisions: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Investment Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Investment Divisions (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. THE OWNER OF A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, an Owner requests in writing that he or she is exercising the conversion right, the conversion will not be subject to a transaction charge. At the time of the conversion, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

As long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under the Group Contract ends because the Group Contract terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under the Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the amended Certificate will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, and/or providing written confirmation of transactions to the Owner.
  . We reserve the right to suspend facsimile and/or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet is the Owner or is authorized to act on the Owner's behalf.

Facsimile or Internet transactions may not always be possible. Any, facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Administrative Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

LAPSE

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to the Owner. The effective date of the new Policy will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================

We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur; and
(iii) risks we assume and (iv) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

Premium Expense Charge

Before we allocate net premiums among the Investment Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1.00% of the premium. In addition, for certain Policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract but continues coverage on an individual basis.

Premium Tax Charge

Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2% from all Policies. The 2.00% charge may be higher or lower than actual premium taxes, if any, assessed in your location.

Partial Withdrawal Transaction Charge

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge

After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Investment Division on a pro rata basis in the proportion that a Policy's Cash Value in each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age and rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount-- whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy Schedule Page for administrative charge that applies to your Policy.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See Additional Benefits and Riders".) The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.

  . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

  . WAIVER OF MONTHLY DEDUCTIONS RIDER. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

  . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Loan Interest Charge


We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).


FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

ANNUAL FUND OPERATING EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.

FEDERAL TAX MATTERS
================================================================================


The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.


    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender and withdrawals, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under

Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.


Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.

The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.

It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider.

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

The Owner may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by the Owner at any time at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE POLICIES
================================================================================

DISTRIBUTING THE POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:

               OPTION             FIRST YEAR          RENEWAL YEARS
         --------------------------------------------------------------
                  1                   A+B                  a+b
         --------------------------------------------------------------
                  2                   A+B                  a+c
         --------------------------------------------------------------
                  3                 A+X+Y+Z                 a
         --------------------------------------------------------------

A = 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B = 1% of premiums in excess of the cost of insurance assessed during the first Policy Year.

a =18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b =1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c =Up to 0.25% per year of the average Cash Value of a Policy during a Policy
   Year.

X =20% of the first Policy Year premiums received up to an amount that equals:
   the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.

Y =2% of any unscheduled premiums received.

Z =1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.


Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 7% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; and/or (4) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 7% under the current supplemental compensation plan.


The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements).


More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.


Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS


The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.


GRACE PERIOD

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See "Policy Benefits--Eligibility Change Conversion.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

GENERAL MATTERS RELATING TO THE POLICY
================================================================================

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and or due proof of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
  .   the SEC by order permits postponement for the protection of Owners; or
  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the general account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. We may use telephone, fax, internet or other means of communications to verify that payment from the Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Owners may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

STATE VARIATIONS
================================================================================

This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Administrative Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
================================================================================

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================


The financial statements of the Company, General American Life Insurance Company and subsidiary and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiary should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
================================================================================

ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.

ATTAINED AGE--The Issue Age of the Insured plus the number of completed Policy Years.

ASSOCIATED COMPANIES--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

BENEFICIARY--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

CONTRACTHOLDER--The employer, association, sponsoring organization or trust that is issued a Group Contract.

EFFECTIVE DATE--The actual date coverage shall take effect which will be on or after the Issue Date.

EMPLOYEE--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

FACE AMOUNT--The minimum death benefit under the Policy so long as the Policy remains in force.

GROUP CONTRACT--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

INDEBTEDNESS--The sum of all unpaid Policy Loans and accrued interest charged on loans.

INDIVIDUAL INSURANCE--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

INSURED--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

INVESTMENT DIVISION--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

INVESTMENT START DATE--The date the initial premium is applied to the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.

ISSUE AGE--The Insured's Age of the date the Policy is issued.

ISSUE DATE--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

MATURITY DATE--The Policy Anniversary on which the Insured reaches Attained Age 95.

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.



OWNER (OR YOU)--The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

POLICY ANNIVERSARY--The same date each year as the Issue Date.

POLICY MONTH--A month beginning on the Monthly Anniversary.

POLICY YEAR--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

SPOUSE--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.




Investment Company Act of 1940 Registration File No. 811-7534

    GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                    (DWS-C)
                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

     Direct all correspondence and inquiries to the Administrative Office:

                                 METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                (800)-685-0124
This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife" "we," "our", or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement and provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policies are collectively referred to in this Prospectus as "Policy" or "Policies."

Prior to May 1, 2006, the Contracts were issued by Paragon Life Insurance Company. These Contracts are now Contracts of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Contracts originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Contract value or the performance of the investment options available under the Contracts.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase


                                  PROSPECTUS


                                APRIL 30, 2012


this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.
You may allocate net premiums to the Investment Division of Paragon Separate Account B (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below.

A full description of the Funds is contained in the prospectus for each Fund. YOU CAN OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 685-0124.

PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

  .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
  .   ARE NOT FEDERALLY INSURED;
  .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
  .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:

                        DWS VARIABLE SERIES I (CLASS A)
                                 DWS Bond VIP
                            DWS Capital Growth VIP

            DWS Core Equity VIP (formerly DWS Growth & Income VIP)
                        DWS Global Small Cap Growth VIP

                             DWS International VIP
                       DWS VARIABLE SERIES II (CLASS A)

           DWS Global Income Builder VIP (formerly DWS Balanced VIP)

                             DWS Money Market VIP

                         DWS Small Mid Cap Growth VIP

                               TABLE OF CONTENTS

  Policy Benefits/Risks Summary..........................................  4
     Policy Benefits
     Policy Risks
     Fund Risks
  Fee Tables.............................................................  9
     Transaction Charges
     Periodic Charges Other Than Fund Operating Expenses
     Optional Rider Charges
     Fund Charges and Expenses
  Issuing the Policy..................................................... 12
     General Information
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums............................................................... 15
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company............................................................ 17
     The Company
     Guarantee of Insurance Obligations
  The Separate Account and the Funds..................................... 18
     The Separate Account
     The Funds
  Policy Values.......................................................... 22
     Policy Cash Value
     Cash Surrender Value
     Cash Value in Each Separate Account Investment Division
  Policy Benefits........................................................ 23
     Death Benefit
     Payment of the Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Automatic Investment Strategies
     Loans
     Conversion Right to a Fixed Benefit Policy
     Eligibility Change Conversion
     Payment of Benefits at Maturity
     Facsimile and Internet Requests
  Policy Lapse and Reinstatement......................................... 32
     Lapse
     Reinstatement

                 Charges and Deductions................... 33
                    Transaction Charges
                    Periodic Charges
                    Annual Fund Operating Expenses
                 Federal Tax Matters...................... 37
                    Tax Status of the Policy
                    Tax Treatment of Policy Benefits
                 Additional Benefits and Riders........... 42
                 Distribution of the Policies............. 42
                 General Provisions of the Group Contract. 44
                    Issuance
                    Premium Payments
                    Grace Period
                    Termination
                    Right to Examine Group Contract
                    Entire Contract
                    Incontestability
                    Ownership of Group Contract
                 General Matters Relating to the Policy... 45
                    Postponement of Payments
                 State Variations......................... 46
                 Legal Proceedings........................ 46
                 Financial Statements..................... 46
                 Glossary................................. 47

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS: The Contractholder will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE: The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy or, if later, 45 days after the Policy application is signed. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if an Owner requests an increase in Face Amount for that increase.

DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. CHANGING THE DEATH BENEFIT MAY HAVE TAX CONSEQUENCES. We calculate the amount payable under each death benefit option as of the Insured's date of death.

  . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER: Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.

PARTIAL WITHDRAWALS: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE (TERMINATE WITHOUT VALUE).

TRANSFERS: Subject to certain restrictions, an Owner may transfer Cash Values among the Investment Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers--Frequent Transfers Among Investment Divisions."


LOANS: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Investment Division of the Separate Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. LOANS MAY HAVE TAX CONSEQUENCES.


OTHER POLICY BENEFITS

OWNERSHIP RIGHTS: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE: Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

SEPARATE ACCOUNT: You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE: Cash Value is the sum of your amounts in the Loan Account and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, charges we deduct, and other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS: There may be other ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

ELIGIBILITY CHANGE CONVERSION: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If allowed by state law, the Certificate issued in connection with the Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.

POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax and may increase the risk that your policy will lapse.


Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

LOANS

A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A POLICY LOAN MAY HAVE TAX CONSEQUENCES. If an Owner surrenders the Policy or allows the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
================================================================================

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables.

TRANSACTION CHARGES

The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers Cash Value among the Separate Account Investment Divisions.

                                                                         MAXIMUM GUARANTEED
            CHARGE                   WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE/(1)/        Upon receipt of each premium
                                             payment
For Policies issued under Group                                        1.00% of each premium
Contracts                                                                     payment
Only for Policies treated as                                           2.00% of each premium
individual contracts under                                                    payment
Omnibus Budget Reconciliation
Act of 1990
--------------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE                 Upon receipt of each premium        2.25% of each premium
                                             payment                          payment
--------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL CHARGE          Upon each partial withdrawal    The lesser of $25 or 2% of the
                                         from the Policy                  amount withdrawn
--------------------------------------------------------------------------------------------------
TRANSFER CHARGE                  Upon each transfer in excess of          $25 per transfer
                                       12 in a Policy Year
--------------------------------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT        At the time an accelerated death               $100
ADMINISTRATIVE CHARGE                    benefit is paid
--------------------------------------------------------------------------------------------------

--------
/(1)/The maximum premium expense charge we can apply to Policies under any Group Contract can vary but will not exceed 1%. The net amount of premium invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule Page.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).

                                                             MAXIMUM GUARANTEED
           CHARGE              WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(1)/  On the Investment Start
(PER $1000 OF NET AMOUNT          Date and on each
AT RISK)                         succeeding Monthly
                                     Anniversary
MINIMUM                                                             $0.16
MAXIMUM                                                            $31.31
CHARGE FOR AN INSURED,                                              $0.45
  ATTAINED AGE 45, ACTIVELY
  AT WORK
-------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE/(2)/     On the Investment Start      (i) $6 per Policy per
                                  Date and on each         month during the first
                                 succeeding Monthly              Policy Year
                                     Anniversary           (ii) $3.50 per month in
                                                                renewal years
-------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK              Daily              0.90% (annually) of the
CHARGE/(3)/                                                  net assets of each
                                                           Investment Division of
                                                            the Separate Account
-------------------------------------------------------------------------------------
LOAN INTEREST SPREAD/(4)/          On each Policy                   3.0%
                                     Anniversary
-------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:/(5)/
-------------------------------------------------------------------------------------
Waiver of Monthly Deductions   On rider start date and
Rider (per $1.00 of waived         on each Monthly
deduction)                           Anniversary
MINIMUM                                                             $0.01
MAXIMUM                                                             $0.24
CHARGE FOR AN INSURED,                                              $.07
  ATTAINED AGE 45, ACTIVELY
  AT WORK
-------------------------------------------------------------------------------------
Children's Life Insurance      On rider start date and              $0.16
Rider (per $1000 of coverage)      on each Monthly
                                     Anniversary
-------------------------------------------------------------------------------------
Spouse's Life Insurance        On rider start date and
Rider (per $1000 of coverage)      on each Monthly
                                     Anniversary
MINIMUM                                                             $0.15
MAXIMUM                                                             $5.16
CHARGE FOR A SPOUSE,                                                $0.45
  ATTAINED AGE 45
-------------------------------------------------------------------------------------
Accelerated Death Benefit      See "Accelerated Death Benefit Administrative Charge"
Settlement Option Rider               in Transaction Charges table above
-------------------------------------------------------------------------------------

--------
/(1)/Cost of insurance rates vary based on the Insured's Attained Age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

/(2)/The maximum administrative charge we can apply to Policies under any Group
     Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

/(3)/The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

/(4)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5%, for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

/(5)/The optional charges shown in the table may not be typical of the charges you will pay. Your policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office. Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

FUND CHARGES AND EXPENSES


The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2011. The Fund expenses used to prepare these tables were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2011. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2011. The second table shows the total annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund in the fiscal year ended December 31, 2011, as a percentage of the Fund's average daily net asset in the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.


MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                 MINIMUM MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)   0.50%   1.12%
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                   DISTRIBUTION          ACQUIRED   TOTAL    CONTRACTUAL   NET TOTAL
                                      AND/OR               FUND    ANNUAL     FEE WAIVER    ANNUAL
                        MANAGEMENT   SERVICE     OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
FUND                       FEE     (12B-1) FEES EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
----------------------------------------------------------------------------------------------------
DWS VARIABLE
  SERIES I--CLASS A
   DWS Bond VIP           0.39%         --       0.23%       --     0.62%         --         0.62%
   DWS Capital Growth
     VIP                  0.37%         --       0.13%       --     0.50%         --         0.50%
   DWS Core Equity
     VIP                  0.39%         --       0.24%       --     0.63%         --         0.63%
   DWS Global Small
     Cap Growth VIP       0.89%         --       0.23%       --     1.12%         --         1.12%
   DWS International
     VIP                  0.79%         --       0.21%       --     1.00%         --         1.00%
----------------------------------------------------------------------------------------------------
DWS VARIABLE
  SERIES II--CLASS A
   DWS Global Income
     Builder VIP          0.37%         --       0.21%    0.04%     0.62%         --         0.62%
   DWS Money Market
     VIP                  0.29%         --       0.22%       --     0.51%         --         0.51%
   DWS Small Mid Cap
     Growth VIP           0.55%         --       0.18%       --     0.73%         --         0.73%
----------------------------------------------------------------------------------------------------


ISSUING THE POLICY
================================================================================

GENERAL INFORMATION

The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.

Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract cease or the employee's employment end. (See "Eligibility Change Conversion.")

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (I.E., eligible employees and/or their spouses) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. We generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or other employer-sponsored insurance program.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.


Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")


Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in some instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

Initial Free Look Period. The free look period beings when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy or, if later, 45 days after the Policy application is signed. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within 20 days from the date the Owner received the new Policy specifications pages for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.

We will apply the initial premium paid by a Contractholder or designated payor to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that a Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement."

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. Generally, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination (See "Eligibility Change Conversion.") Individual Insurance also will continue if the employee's employment with the Contractholder terminates. In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as "Modified Endowment Contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to the Owner. We will apply premium payments over the MEC limits only when an Owner instructs us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When an Owner applies for a Policy, he or she gives us instructions to allocate net premiums to one or more Investment Divisions of the Separate Account. If an Owner fails to provide allocation instructions, we may allocate net premiums as described in the application. We will allocate an Owner's net premiums according to the following rules:

  . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
  . We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for the Policy, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. THE OWNER BEARS THE ENTIRE INVESTMENT RISK FOR AMOUNTS HE OR SHE ALLOCATES TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payments to you, or there may be a delay in applying the premium payment or transaction to your Policy.

THE COMPANY
================================================================================

THE COMPANY


Metropolitan Life Insurance Company is a leading provider of insurance, annuities and employee benefit programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East.


Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.

GUARANTEE OF INSURANCE OBLIGATIONS


General American Life Insurance Company ("General American") is a wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's home office is located at 13045 Tesson Ferry Road,
St. Louis, Missouri 63128.


For Contracts issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Contracts. Insurance obligations under the Contracts include, without limitation, any death benefits payable under the Contracts and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Contract. In the event an Owner of such a Contract presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.

With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.


         FUND                      INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES I--
CLASS A
--------------------------------------------------------------------------------------------------
DWS Bond VIP            Seeks to maximize total return consistent    Deutsche Investment
                        with preservation of capital and prudent     Management Americas Inc.
                        investment management, by investing for
                        both current income and capital
                        appreciation.
--------------------------------------------------------------------------------------------------
DWS Capital Growth VIP  Seeks to provide long-term growth            Deutsche Investment
                        of capital.                                  Management Americas Inc.
--------------------------------------------------------------------------------------------------
DWS Core Equity VIP     Seeks long-term growth of capital, current   Deutsche Investment
                        income and growth of income.                 Management Americas Inc.
                                                                     Subadviser: QS Investors,
                                                                     LLC
--------------------------------------------------------------------------------------------------
DWS Global Small Cap    Seeks above-average capital appreciation     Deutsche Investment
Growth VIP              over the long-term.                          Management Americas Inc.
--------------------------------------------------------------------------------------------------
DWS International VIP   Seeks long-term growth of capital.           Deutsche Investment
                                                                     Management Americas Inc.
--------------------------------------------------------------------------------------------------

          FUND                          INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES II--
CLASS A
---------------------------------------------------------------------------------------------------------
DWS Global Income Builder  Seeks to maximize income while                    Deutsche Investment
VIP                        maintaining prospects for capital                 Management Americas Inc.
                           appreciation.
---------------------------------------------------------------------------------------------------------
DWS Money Market VIP       Seeks maximum current income to the               Deutsche Investment
                           extent consistent with stability of principal.    Management Americas Inc.
---------------------------------------------------------------------------------------------------------
DWS Small Mid Cap Growth   Seeks long-term capital appreciation              Deutsche Investment
VIP                                                                          Management Americas Inc.
---------------------------------------------------------------------------------------------------------


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUND.

Certain Payments We Receive with Regard to the Funds. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the Funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)

Selection of Funds. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

  .   eliminate or combine one or more Investment Divisions;
  .   substitute one Investment Division for another Investment Division; or
  . transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
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POLICY CASH VALUE

The Cash Value of the Policy equals the sum of all values in the Loan Account and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, charges we deduct, and any other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; PLUS
  .   units purchased with additional net premiums; PLUS
  . units purchased via transfers from another Investment Division or the Loan Account; MINUS
  .   units redeemed to pay for monthly deductions; MINUS
  .   units redeemed to pay for partial withdrawals; MINUS
  . units redeemed as part of a transfer to another Investment Division or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

  . the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
  . any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
  . aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.

POLICY BENEFITS
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DEATH BENEFIT

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

  .   the death benefit (described below); PLUS
  .   any additional insurance provided by rider; MINUS
  .   any unpaid monthly deductions; MINUS
  .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Delays in Payments We Make". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

DEATH BENEFIT OPTIONS


The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.


Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to restrict changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

ACCELERATED DEATH BENEFITS

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. AN OWNER SHOULD CONSULT A TAX ADVISOR BEFORE ADDING THESE RIDERS TO HIS OR HER POLICY OR REQUESTING PAYMENT OF ACCELERATED DEATH BENEFIT.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy-Postponement of Payments.") SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

Surrender. The Owner may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that an Owner return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. An Owner may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount to $500. The minimum amount that can be withdrawn from any one Investment Division is the lesser of $50 or the Policy's Cash Value in that Investment Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Investment Divisions. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Investment Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Investment Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Investment Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Investment Division. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy. An Owner may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The following terms apply to transfers under a
Policy:

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in an Investment Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.

Frequent requests from Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (E.G., Beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (I.E., the DWS Global Small Cap Growth VIP, the DWS International VIP, the DWS Global Income Builder VIP and the DWS Small Mid Cap Growth VIP--the

"Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high-yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Funds or other identified investment portfolios under that Policy to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the contracts. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The Funds may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Fund are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Owner). You should read the Fund prospectuses for more details.


AUTOMATIC INVESTMENT STRATEGIES

Dollar Cost Averaging. Allows the Owner to automatically transfer a predetermined amount of money from the DWS Money Market VIP Investment Division or equivalent money market Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the DWS Money Market VIP Investment Division or equivalent money market Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

Annual Automatic Portfolio Rebalancing. Allows the Owner to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Plan anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

LOANS

Loan Privileges. After the first Policy Anniversary, the Owner may, request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Administrative Office, although payments may be postponed under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.


When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless the Owner requests a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account on a pro-rata basis in the proportion that the Policy's Cash Value in each Investment Division bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.


Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions on a pro-rata basis in the proportion that the Cash Value in each Investment Division bears to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Investment Divisions: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Investment Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Investment Divisions (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. THE OWNER OF A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, an Owner requests in writing that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

As long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under the Group Contract ends because the Group Contract terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under the Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the amended Certificate will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (I.E., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, and/or providing written confirmation of transactions to the Owner.
  . We reserve the right to suspend facsimile and/or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet is the Owner or is authorized to act on the Owner's behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Administrative Office.

POLICY LAPSE AND REINSTATEMENT
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LAPSE

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to the Owner. The effective date of the new Policy will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
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We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur; and
(iii) risks we assume, and (iv) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

Premium Expense Charge

Before we allocate net premiums among the Investment Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge"). The maximum premium expense charge we can apply to Policies under any Group Contract can vary but will not exceed 1%. The net amount of premium invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule Page. For certain Policies, deemed to be individual contracts under federal tax laws, we will reduce your premium payments by a premium expense charge that can vary but will not exceed 2% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract, but continues coverage on an individual basis.

Premium Tax Charge

Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.25% from all Policies. The 2.25% charge may be higher or lower than actual premium taxes, if any, assessed in your location.

Partial Withdrawal Transaction Charge

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge

After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Investment Division on a pro rata basis in the proportion that a Policy's Cash Value in each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age and rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.

  . WAIVER OF MONTHLY DEDUCTIONS RIDER. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

  . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

  . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

  . SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Loan Interest Charge


We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).


FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

ANNUAL FUND OPERATING EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.

FEDERAL TAX MATTERS
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The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.


    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59/ 1//\\2\\ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.


If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender and withdrawals, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.


Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.

The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.


It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider
  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

The Owner may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by the Owner at any time at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE POLICIES
================================================================================

DISTRIBUTING THE POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:

               OPTION             FIRST YEAR          RENEWAL YEARS
         --------------------------------------------------------------
                  1                   A+B                  a+b
         --------------------------------------------------------------
                  2                   A+B                  a+c
         --------------------------------------------------------------
                  3                 A+X+Y+Z                 a

A =18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B =1% of premiums in excess of the cost of insurance assessed during the first
   Policy Year.

a =18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b =1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c =Up to 0.25% per year of the average Cash Value of a Policy during a Policy
   Year.

X =20% of the first Policy Year premiums received up to an amount that equals:
   the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.

Y =2% of any unscheduled premiums received.

Z =1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.


Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 7% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; and/or (4) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 7% under the current supplemental compensation plan.


The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (E.G., consulting or reinsurance arrangements).


More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.


Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS


The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.


GRACE PERIOD

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See "Policy Benefits--Eligibility Change Conversion.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

GENERAL MATTERS RELATING TO THE POLICY
================================================================================

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and or due proof of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
  .   the SEC by order permits postponement for the protection of Owners; or
  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the general account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. We may use telephone, fax, internet or other means of communications to verify that payment from the Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Owners may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

STATE VARIATIONS
================================================================================

This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Administrative Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
================================================================================

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================


The financial statements of the Company, General American Life Insurance Company and subsidiary and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiary should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
================================================================================

ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.

ATTAINED AGE--The Issue Age of the Insured plus the number of completed Policy Years.

ASSOCIATED COMPANIES--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

BENEFICIARY--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

CONTRACTHOLDER--The employer, association, sponsoring organization or trust that is issued a Group Contract.

EFFECTIVE DATE--The actual date coverage shall take effect which will be on or after the Issue Date.

EMPLOYEE--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

FACE AMOUNT--The minimum death benefit under the Policy so long as the Policy remains in force.

GROUP CONTRACT--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

INDEBTEDNESS--The sum of all unpaid Policy Loans and accrued interest charged on loans.

INDIVIDUAL INSURANCE--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

INSURED--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

INVESTMENT DIVISION--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

INVESTMENT START DATE--The date the initial premium is applied to the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.

ISSUE AGE--The Insured's Age as of the date the Policy is issued.

ISSUE DATE--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

MATURITY DATE--The Policy Anniversary on which the Insured reaches Attained Age 95.

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.



OWNER (OR YOU)--The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

POLICY ANNIVERSARY--The same date each year as the Issue Date.

POLICY MONTH--A month beginning on the Monthly Anniversary.

POLICY YEAR--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

SPOUSE--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.



Investment Company Act of 1940 Registration File No. 811-7534

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                               (MORGAN STANLEY)
                       VARIABLE LIFE INSURANCE POLICIES
                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY
     Direct all correspondence and inquiries to the Administrative Office:

                                 METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                (800)-685-0124

This supplement updates certain information contained in the last prospectus you received. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to our Administrative Office.

You may allocate net premiums to the Investment Divisions of Paragon Separate Account B (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below. For certain Policies, you may also allocate net premiums to the General Account.

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
                               (SERIES I SHARES)

                Invesco V.I. Diversified Dividend Fund
                (formerly Invesco V.I. Dividend Growth Fund)
                Invesco V.I. Global Core Equity Fund (formerly Invesco Van Kampen V.I. Global Value Equity Fund)

                Invesco V.I. High Yield Securities Fund
                Invesco Van Kampen V.I. Equity and Income Fund



                   MORGAN STANLEY VARIABLE INVESTMENT SERIES
                               (CLASS X SHARES)
                The European Equity Portfolio
                The Global Infrastructure Portfolio
                The Income Plus Portfolio
                The Money Market Portfolio

                The Multi Cap Growth Portfolio

                The Strategist Portfolio

The prospectuses for the funds describe in greater detail an investment in the Funds. YOU CAN OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 685-0124.



                    SUPPLEMENT DATED APRIL 30, 2012 TO THE


                        PROSPECTUS DATED APRIL 28, 2008

FEE TABLES
================================================================================

The following replaces the section regarding Annual Fund Operating Expenses:


The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2011. The Fund expenses used to prepare this table were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2011. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2011. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

The second table shows the total annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2011, as a percentage of the Fund's average daily net assets for the year.


MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                 MINIMUM MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)   0.56%   1.67%


FUND FEES AND EXPENSES

(as a percentage of average daily net assets)


                                     DISTRIBUTION          ACQUIRED   TOTAL    CONTRACTUAL   NET TOTAL
                                        AND/OR               FUND    ANNUAL     FEE WAIVER    ANNUAL
                          MANAGEMENT   SERVICE     OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
UNDERLYING FUND              FEE     (12B-1) FEES EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
------------------------------------------------------------------------------------------------------
AIM VARIABLE
  INSURANCE FUNDS
  (INVESCO VARIABLE
  INSURANCE FUNDS) --
  SERIES I
------------------------------------------------------------------------------------------------------
Invesco V.I. Diversified
  Dividend Fund             0.52%         --       0.15%       --     0.67%       0.00%        0.67%
------------------------------------------------------------------------------------------------------
Invesco V.I. Global
  Core Equity Fund          0.67%         --       0.33%    0.01%     1.01%          --        1.01%
------------------------------------------------------------------------------------------------------
Invesco V.I. High Yield
  Securities Fund           0.42%         --       1.25%       --     1.67%          --        1.67%
------------------------------------------------------------------------------------------------------
Invesco Van Kampen
  V.I. Equity and
  Income Fund               0.39%         --       0.28%       --     0.67%          --        0.67%
------------------------------------------------------------------------------------------------------

                                     DISTRIBUTION          ACQUIRED   TOTAL    CONTRACTUAL   NET TOTAL
                                        AND/OR               FUND    ANNUAL     FEE WAIVER    ANNUAL
                          MANAGEMENT   SERVICE     OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
UNDERLYING FUND              FEE     (12B-1) FEES EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
------------------------------------------------------------------------------------------------------
MORGAN STANLEY
  VARIABLE INVESTMENT
  SERIES -- CLASS X
------------------------------------------------------------------------------------------------------
The European Equity
  Portfolio                 0.87%         --       0.30%      --      1.17%       0.17%        1.00%
------------------------------------------------------------------------------------------------------
The Global
  Infrastructure
  Portfolio                 0.57%         --       0.29%      --      0.86%          --        0.86%
------------------------------------------------------------------------------------------------------
The Income Plus
  Portfolio                 0.42%         --       0.17%      --      0.59%          --        0.59%
------------------------------------------------------------------------------------------------------
The Money Market
  Portfolio                 0.45%         --       0.15%      --      0.60%       0.38%        0.22%
------------------------------------------------------------------------------------------------------
The Multi Cap Growth
  Portfolio                 0.42%         --       0.14%      --      0.56%          --        0.56%
------------------------------------------------------------------------------------------------------
The Strategist Portfolio    0.42%         --       0.19%      --      0.61%          --        0.61%
------------------------------------------------------------------------------------------------------



The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Funds have agreed to waive fees and/or pay expenses of the Funds until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Fund, but the expenses of the Fund are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Funds provided the information on their expenses, and we have not independently verified the information.


THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The following replaces the first 3 paragraphs and the table in the Section entitled "The Funds".

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.

                                                                                          INVESTMENT ADVISER/
         FUNDS                                INVESTMENT OBJECTIVE                            SUBADVISER
---------------------------------------------------------------------------------------------------------------
AIM VARIABLE
INSURANCE FUNDS
(INVESCO VARIABLE
INSURANCE FUNDS) --
SERIES I
---------------------------------------------------------------------------------------------------------------
Invesco V.I. Diversified  Seeks to provide reasonable current income and long-term      Invesco Advisers, Inc.
Dividend Fund             growth of income and capital.
---------------------------------------------------------------------------------------------------------------
Invesco V.I. Global       Seeks long-term capital appreciation by investing primarily   Invesco Advisers, Inc.
Core Equity Fund          in equity securities of issuers throughout the world,
                          including U.S. issuers.
---------------------------------------------------------------------------------------------------------------
Invesco V.I. High         Seeks, as its primary objective, to provide a high level of   Invesco Advisers, Inc.
Yield Securities Fund     current income by investing in a diversified portfolio
                          consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Fund will seek capital appreciation, but only when consistent with its primary objective.
---------------------------------------------------------------------------------------------------------------
Invesco Van Kampen        Seeks both capital appreciation and current income.           Invesco Advisers, Inc.
V.I. Equity and
Income Fund
---------------------------------------------------------------------------------------------------------------
MORGAN STANLEY
VARIABLE INVESTMENT
SERIES -- CLASS X
---------------------------------------------------------------------------------------------------------------
The European Equity       Seeks to maximize the capital appreciation of its             Morgan Stanley
Portfolio                 investments.                                                  Investment
                                                                                        Management Inc.
                                                                                        Subadviser: Morgan
                                                                                        Stanley Investment
                                                                                        Management Limited
---------------------------------------------------------------------------------------------------------------
The Global                Seeks both capital appreciation and current income.           Morgan Stanley
Infrastructure Portfolio                                                                Investment
                                                                                        Management Inc.
                                                                                        Subadvisers: Morgan
                                                                                        Stanley Investment
                                                                                        Management
                                                                                        Company; Morgan
                                                                                        Stanley Investment
                                                                                        Management Limited
---------------------------------------------------------------------------------------------------------------
The Income Plus           Seeks as a primary objective to provide a high level of       Morgan Stanley
Portfolio                 current income by investing primarily in U.S. government      Investment
                          securities and other fixed income securities. As a secondary  Management Inc.
                          objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective.
---------------------------------------------------------------------------------------------------------------
The Money Market          Seeks high current income, preservation of capital and        Morgan Stanley
Portfolio                 liquidity.                                                    Investment
                                                                                        Management Inc.
---------------------------------------------------------------------------------------------------------------

                                                                                  INVESTMENT ADVISER/
       FUNDS                             INVESTMENT OBJECTIVE                         SUBADVISER
-----------------------------------------------------------------------------------------------------
The Multi Cap Growth  Seeks, as its primary objective, growth of capital through   Morgan Stanley
Portfolio             investments in common stocks of companies believed by the    Investment
                      Adviser to have potential for superior growth and, as a      Management Inc.
                      secondary objective, income, but only when consistent with its primary objective.
-----------------------------------------------------------------------------------------------------
The Strategist        Seeks high total investment return through a fully managed   Morgan Stanley
Portfolio             investment policy utilizing equity, fixed-income and money   Investment
                      market securities and the writing of covered call and put    Management Inc.
                      options.
-----------------------------------------------------------------------------------------------------


POLICY BENEFITS
================================================================================

TRANSFERS

The following updates the list of Monitored Funds and replaces the third paragraph of this section.


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high yield Funds (Invesco V.I. High Yield Securities Fund, Invesco V.I. Global Core Equity Fund, The European Equity Portfolio and The Global Infrastructure Portfolio--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category;
(2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

The final three paragraphs in this section have been modified as follows:

The Funds may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Owner). You should read the Fund prospectuses for more details.


FEDERAL TAX MATTERS
================================================================================


The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate, if certain requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.


    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified
Endowment Contracts.   Distributions other than death benefits, including
distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Deferred Compensation A qualified tax adviser should be consulted concerning the application of section 409A when a Policy is part of a deferred compensation arrangement, such as certain "equity" split-dollar arrangements. Failure to comply with the requirements of section 409A, where those rules apply, can result in adverse tax consequences, including a 20% penalty tax.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.


Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.

The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.


It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

WE HAVE THE RIGHT TO MODIFY THE POLICY IN RESPONSE TO LEGISLATIVE OR REGULATORY CHANGES THAT COULD OTHERWISE DIMINISH THE FAVORABLE TAX TREATMENT OWNERS CURRENTLY RECEIVE. WE MAKE NO GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY AND DO NOT INTEND THE ABOVE DISCUSSION AS TAX ADVICE.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.

FINANCIAL STATEMENTS
================================================================================


The financial statements of the Company, General American Life Insurance Company and subsidiary and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiary should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

[LOGO]


                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
  (MULTI MANAGER C, MULTI MANAGER III, DWS-C, MORGAN STANLEY, PUTNAM AND MFS)
                                   ISSUED BY

                      METROPOLITAN LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

                                200 PARK AVENUE
                              NEW YORK, NY 10166

                          PARAGON SEPARATE ACCOUNT B
                                 (REGISTRANT)

                      STATEMENT OF ADDITIONAL INFORMATION


                                APRIL 30, 2012


   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Metropolitan Life Insurance Company ("MetLife or the "Company") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. The Certificate and Individual Policy are referred to collectively in this SAI as "Policy" or "Policies."

   This SAI is not a prospectus, and should be read together with the most recent prospectus for the Policies and the prospectuses for the Funds offered as investment options in the Policies. Please refer to your prospectus for a list of the Funds offered under your Policy. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown below. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.

     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:

                                 METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                (800) 685-0124

                                                          SA B - SAI COMMISSION

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

Additional Policy Information..............................................  3
   The Policy
   Claims of Creditors
   Incontestability
   Misstatement of Age
   Suicide Exclusion
   Assignment
   Beneficiary
   Changing Owner or Beneficiary
   Changing Death Benefit Options
   Determination of Cash Value in Each Separate Account Division
   Cost of Insurance
Additional Benefits and Riders.............................................  6
   Waiver of Monthly Deductions Rider
   Children's Life Insurance Rider
   Spouse's Life Insurance Rider
   Accelerated Death Benefit Settlement Option Rider
Distribution of the Policies...............................................  7
More Information About the Company.........................................  8
   The Company
Other Information..........................................................  9
   Potential Conflicts of Interest
   Safekeeping of Separate Account Assets
   Records and Reports
   Independent Registered Public Accounting Firm
   Additional Information
   Financial Statements
APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE........................ 11

ADDITIONAL POLICY INFORMATION
================================================================================

                                  THE POLICY

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              CLAIMS OF CREDITORS

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Policy's Cash Value is paid from our General Account and thus is subject to the claims paying ability of the Company.

                               INCONTESTABILITY

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

                              MISSTATEMENT OF AGE

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               SUICIDE EXCLUSION

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  ASSIGNMENT

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Administrative Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  BENEFICIARY

   The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will generally be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         CHANGING OWNER OR BENEFICIARY

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. CHANGING THE OWNER MAY HAVE ADVERSE TAX CONSEQUENCES. THE OWNER SHOULD CONSULT A TAX ADVISOR BEFORE DOING SO.

                        CHANGING DEATH BENEFIT OPTIONS

   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.

   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         DETERMINATION OF CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division MULTIPLIED BY the

  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; PLUS

  . any net premium payments allocated to the Division during the current Valuation Period; PLUS

  . any loan repayments allocated to the Division during the current Valuation Period; PLUS

  . any amounts transferred to the Division from another Division (or from the General Account for those Policies where the General Account is available as an investment option) during the current Valuation Period; PLUS

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; MINUS

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; MINUS

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; MINUS

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The NET INVESTMENT FACTOR for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; PLUS

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; MINUS

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; MINUS

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; MINUS

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); DIVIDED BY

  .   the value of the assets at the end of the preceding Valuation Period.

                               COST OF INSURANCE

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table for Certificates issued before 1/1/09 and 100% of the 2001 CSO Table for Certificates issued on or after 1/1/09.

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      WAIVER OF MONTHLY DEDUCTIONS RIDER

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        CHILDREN'S LIFE INSURANCE RIDER

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         SPOUSE'S LIFE INSURANCE RIDER

   This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

               ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, LESS any Indebtedness and any term insurance added by other riders, PLUS the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

DISTRIBUTION OF THE POLICIES
================================================================================

   Information about the distribution of the Policies is contained in the prospectus. (See "Distribution of the Policies.") Additional information is provided below.

   While the Group Contracts are no longer sold, the policies are offered to new participants under existing Group Contracts on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

   MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with affiliated and unaffiliated broker-dealers who sell the Policies through their registered representatives ("selling firms").

   We pay selling firms commissions. Sales compensation was paid to selling firms with respect to the Policies in the Separate Account in the following amounts during the periods indicated:


                      AGGREGATE AMOUNT OF    AGGREGATE AMOUNT OF
              FISCAL  COMMISSIONS PAID TO  COMMISSIONS RETAINED BY
               YEAR  PRINCIPAL UNDERWRITER  PRINCIPAL UNDERWRITER
              ----------------------------------------------------
               2011       $3,798,773                 $0
              ----------------------------------------------------
               2010       $3,937,237                 $0
              ----------------------------------------------------
               2009       $4,820,184                 $0
              ----------------------------------------------------


   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  THE COMPANY

   MetLife is a provider of insurance and financial services domiciled in New York. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company that, through its subsidiaries and affiliates, provides insurance and financial services to individual and institutional customers in the United States and abroad.


   Before May 1, 2006, all Contracts were issued by Paragon Life Insurance Company ("Paragon"), a former subsidiary of MetLife, Inc. In order to simplify its corporate and operational structure, MetLife, Inc. purchased all of the stock of Paragon, and on May 1, 2006, the operations of MetLife and Paragon were combined through merger.


   Upon consummation of the merger, Paragon's separate corporate existence ceased by operation of law, and MetLife assumed legal ownership of all of the assets of Paragon, including the Separate Account and its assets. As a result of the merger, MetLife also became responsible for all of Paragon's liabilities and obligations, including those created under Contracts initially issued by Paragon and outstanding on the date of the merger. Such Contracts thereby became variable contracts funded by a Separate Account of MetLife, and each owner thereof has become a contractholder of MetLife.

   Paragon was a stock life insurance company incorporated under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. Organized in 1981 as General American Insurance Company, the company name was changed to Paragon on December 31, 1987. Paragon's main business was writing individual and group life insurance policies.


   Paragon was a wholly owned subsidiary of General American Life Insurance Company, a Missouri life insurance company that is wholly owned by Metropolitan Life Insurance Company. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

OTHER INFORMATION
================================================================================

                        POTENTIAL CONFLICTS OF INTEREST

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example:
(i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

   The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              RECORDS AND REPORTS

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

    . the current Cash Value, amounts in each Division of the Separate Account (and in the General Account for those Policies where the General Account is available as an investment option), Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (E.G., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements and financial highlights comprising each of the Divisions of Paragon Separate Account B included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of General American Life Insurance Company and subsidiary, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                            ADDITIONAL INFORMATION

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

                             FINANCIAL STATEMENTS


   The Company's financial statements and the financial statements of General American Life Insurance Company and subsidiary should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             APPLICABLE               APPLICABLE
               ATTAINED AGE  PERCENTAGE ATTAINED AGE  PERCENTAGE
               ------------  ---------- ------------  ----------
                   40.......    250%    61...........    128%
                   41.......    243     62...........    126
                   42.......    236     63...........    124
                   43.......    229     64...........    122
                   44.......    222     65...........    120
                   45.......    215     66...........    119
                   46.......    209     67...........    118
                   47.......    203     68...........    117
                   48.......    197     69...........    116
                   49.......    191     70...........    115
                   50.......    185     71...........    113
                   51.......    178     72...........    111
                   52.......    171     73...........    109
                   53.......    164     74...........    107
                   54.......    157     75-90........    105
                   55.......    150     91...........    104
                   56.......    146     92...........    103
                   57.......    142     93...........    102
                   58.......    138     94...........    101
                   59.......    134     95 or older..    100
                   60.......    130

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Paragon Separate Account B
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Paragon Separate Account B (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2011, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2011, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 29, 2012

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                            AMERICAN FUNDS U.S.
                             AMERICAN FUNDS     GOVERNMENT/AAA-                     DWS I
                                  NEW WORLD    RATED SECURITIES DWS I BOND CAPITAL GROWTH
                                   DIVISION            DIVISION   DIVISION       DIVISION
                             -------------- ------------------- ---------- --------------
ASSETS:
  Investments at fair value     $ 1,219,785           $ 703,981  $ 220,721      $ 913,311
  Accrued dividends                      --                  --         --             --
  Due from Metropolitan Life
     Insurance Company                   --                  --         --             --
                             -------------- ------------------- ---------- --------------
       Total Assets               1,219,785             703,981    220,721        913,311
                             -------------- ------------------- ---------- --------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                    3                   5          9              4
                             -------------- ------------------- ---------- --------------
       Total Liabilities                  3                   5          9              4
                             -------------- ------------------- ---------- --------------
NET ASSETS                      $ 1,219,782           $ 703,976  $ 220,712      $ 913,307
                             ============== =================== ========== ==============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                 DWS I GLOBAL           DWS I
                             SMALL CAP GROWTH GROWTH & INCOME DWS I INTERNATIONAL DWS II BALANCED
                                     DIVISION        DIVISION            DIVISION        DIVISION
                             ---------------- --------------- ------------------- ---------------
ASSETS:
  Investments at fair value         $ 398,912       $ 511,936         $ 7,923,870       $ 495,198
  Accrued dividends                        --              --                  --              --
  Due from Metropolitan Life
     Insurance Company                     --              --                   1              --
                             ---------------- --------------- ------------------- ---------------
       Total Assets                   398,912         511,936           7,923,871         495,198
                             ---------------- --------------- ------------------- ---------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                      4               1                  --               8
                             ---------------- --------------- ------------------- ---------------
       Total Liabilities                    4               1                  --               8
                             ---------------- --------------- ------------------- ---------------
NET ASSETS                          $ 398,908       $ 511,935         $ 7,923,871       $ 495,190
                             ================ =============== =================== ===============

The accompanying notes are an integral part of these financial statements.

      DWS II   DWS II SMALL  FIDELITY VIP FIDELITY VIP ASSET FIDELITY VIP  FIDELITY VIP
MONEY MARKET MID CAP GROWTH ASSET MANAGER    MANAGER: GROWTH   CONTRAFUND EQUITY-INCOME
    DIVISION       DIVISION      DIVISION           DIVISION     DIVISION      DIVISION
------------ -------------- ------------- ------------------ ------------ -------------
$ 19,967,520      $ 197,482      $ 27,972          $ 159,874 $ 34,220,479  $ 19,985,593
          86             --            --                 --           --            --
         185             --            --                 --           --            15
------------ -------------- ------------- ------------------ ------------ -------------
  19,967,791        197,482        27,972            159,874   34,220,479    19,985,608
------------ -------------- ------------- ------------------ ------------ -------------
          --              4             4                  3           --            --
------------ -------------- ------------- ------------------ ------------ -------------
          --              4             4                  3           --            --
------------ -------------- ------------- ------------------ ------------ -------------
$ 19,967,791      $ 197,478      $ 27,968          $ 159,871 $ 34,220,479  $ 19,985,608
============ ============== ============= ================== ============ =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                             FIDELITY VIP FIDELITY VIP FIDELITY VIP FIDELITY VIP
                             FREEDOM 2010 FREEDOM 2020 FREEDOM 2030 FREEDOM 2040
                                 DIVISION     DIVISION     DIVISION     DIVISION
                             ------------ ------------ ------------ ------------
ASSETS:
  Investments at fair value   $ 1,036,225  $ 2,597,080  $ 2,990,963    $ 300,130
  Accrued dividends                    --           --           --           --
  Due from Metropolitan Life
     Insurance Company                 --           --           --           --
                             ------------ ------------ ------------ ------------
       Total Assets             1,036,225    2,597,080    2,990,963      300,130
                             ------------ ------------ ------------ ------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                 22           22           13            6
                             ------------ ------------ ------------ ------------
       Total Liabilities               22           22           13            6
                             ------------ ------------ ------------ ------------
NET ASSETS                    $ 1,036,203  $ 2,597,058  $ 2,990,950    $ 300,124
                             ============ ============ ============ ============

The accompanying notes are an integral part of these financial statements.

                                                                     FIDELITY VIP
FIDELITY VIP                     FIDELITY VIP                          INVESTMENT
FREEDOM 2050 FIDELITY VIP GROWTH  HIGH INCOME FIDELITY VIP INDEX 500   GRADE BOND FIDELITY VIP MID CAP
    DIVISION            DIVISION     DIVISION               DIVISION     DIVISION             DIVISION
------------ ------------------- ------------ ---------------------- ------------ --------------------
   $ 167,479        $ 18,139,358    $ 324,509           $ 37,622,479    $ 883,007          $ 4,153,509
          --                  --           --                     --           --                   --
          --                  --           --                      3           --                   --
------------ ------------------- ------------ ---------------------- ------------ --------------------
     167,479          18,139,358      324,509             37,622,482      883,007            4,153,509
------------ ------------------- ------------ ---------------------- ------------ --------------------
           9                  --            4                     --            5                    3
------------ ------------------- ------------ ---------------------- ------------ --------------------
           9                  --            4                     --            5                    3
------------ ------------------- ------------ ---------------------- ------------ --------------------
   $ 167,470        $ 18,139,358    $ 324,505           $ 37,622,482    $ 883,002          $ 4,153,506
============ =================== ============ ====================== ============ ====================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                             FIDELITY VIP                       FIDELITY VIP
                             MONEY MARKET FIDELITY VIP OVERSEAS  REAL ESTATE FIDELITY VIP VALUE
                                 DIVISION              DIVISION     DIVISION           DIVISION
                             ------------ --------------------- ------------ ------------------
ASSETS:
  Investments at fair value   $ 1,151,457             $ 326,572    $ 668,997          $ 192,968
  Accrued dividends                    --                    --           --                 --
  Due from Metropolitan Life
     Insurance Company                 --                    --           --                 --
                             ------------ --------------------- ------------ ------------------
       Total Assets             1,151,457               326,572      668,997            192,968
                             ------------ --------------------- ------------ ------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                 41                     1            3                  3
                             ------------ --------------------- ------------ ------------------
       Total Liabilities               41                     1            3                  3
                             ------------ --------------------- ------------ ------------------
NET ASSETS                    $ 1,151,416             $ 326,571    $ 668,994          $ 192,965
                             ============ ===================== ============ ==================

The accompanying notes are an integral part of these financial statements.

                                       INVESCO V.I.        INVESCO V.I.
   INVESCO V.I. INVESCO V.I. HIGH        VAN KAMPEN          VAN KAMPEN     MFS VIT       MFS VIT
DIVIDEND GROWTH  YIELD SECURITIES EQUITY AND INCOME GLOBAL VALUE EQUITY CORE EQUITY GLOBAL EQUITY
       DIVISION          DIVISION          DIVISION            DIVISION    DIVISION      DIVISION
--------------- ----------------- ----------------- ------------------- ----------- -------------
    $ 1,057,896         $ 111,220          $ 87,753           $ 540,719    $ 44,562   $ 6,264,934
             --                --                --                  --          --            --
             --                --                --                  --          --            --
--------------- ----------------- ----------------- ------------------- ----------- -------------
      1,057,896           111,220            87,753             540,719      44,562     6,264,934
--------------- ----------------- ----------------- ------------------- ----------- -------------
              3                 4                 1                   1          19             1
--------------- ----------------- ----------------- ------------------- ----------- -------------
              3                 4                 1                   1          19             1
--------------- ----------------- ----------------- ------------------- ----------- -------------
    $ 1,057,893         $ 111,216          $ 87,752           $ 540,718    $ 44,543   $ 6,264,933
=============== ================= ================= =================== =========== =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                MFS VIT MFS VIT INVESTORS         MFS VIT
                             MFS VIT GROWTH HIGH INCOME      GROWTH STOCK INVESTORS TRUST
                                   DIVISION    DIVISION          DIVISION        DIVISION
                             -------------- ----------- ----------------- ---------------
ASSETS:
  Investments at fair value     $ 9,826,021     $ 4,709         $ 140,565        $ 10,968
  Accrued dividends                      --          --                --              --
  Due from Metropolitan Life
     Insurance Company                   --          --                --              --
                             -------------- ----------- ----------------- ---------------
       Total Assets               9,826,021       4,709           140,565          10,968
                             -------------- ----------- ----------------- ---------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                   14           8                 4               9
                             -------------- ----------- ----------------- ---------------
       Total Liabilities                 14           8                 4               9
                             -------------- ----------- ----------------- ---------------
NET ASSETS                      $ 9,826,007     $ 4,701         $ 140,561        $ 10,959
                             ============== =========== ================= ===============

The accompanying notes are an integral part of these financial statements.

       MFS VIT       MFS VIT       MFS VIT                           MFS VIT      MFS VIT
MID CAP GROWTH NEW DISCOVERY RESEARCH BOND MFS VIT RESEARCH STRATEGIC INCOME TOTAL RETURN
      DIVISION      DIVISION      DIVISION         DIVISION         DIVISION     DIVISION
-------------- ------------- ------------- ---------------- ---------------- ------------
      $ 35,199     $ 135,493      $ 32,660         $ 58,318            $ 651    $ 306,058
            --            --            --               --               --           --
            --            --            --               --               --           --
-------------- ------------- ------------- ---------------- ---------------- ------------
        35,199       135,493        32,660           58,318              651      306,058
-------------- ------------- ------------- ---------------- ---------------- ------------
             5            11             7               13               12           13
-------------- ------------- ------------- ---------------- ---------------- ------------
             5            11             7               13               12           13
-------------- ------------- ------------- ---------------- ---------------- ------------
      $ 35,194     $ 135,482      $ 32,653         $ 58,305            $ 639    $ 306,045
============== ============= ============= ================ ================ ============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                               MFS VIT II MIST BLACKROCK
                             MFS VIT UTILITIES MFS VIT VALUE MONEY MARKET LARGE CAP CORE
                                      DIVISION      DIVISION     DIVISION       DIVISION
                             ----------------- ------------- ------------ --------------
ASSETS:
  Investments at fair value          $ 127,545     $ 169,572     $ 59,592      $ 383,677
  Accrued dividends                         --            --           --             --
  Due from Metropolitan Life
     Insurance Company                      --            --           --             --
                             ----------------- ------------- ------------ --------------
       Total Assets                    127,545       169,572       59,592        383,677
                             ----------------- ------------- ------------ --------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                       6            14            1              2
                             ----------------- ------------- ------------ --------------
       Total Liabilities                     6            14            1              2
                             ----------------- ------------- ------------ --------------
NET ASSETS                           $ 127,539     $ 169,558     $ 59,591      $ 383,675
                             ================= ============= ============ ==============

The accompanying notes are an integral part of these financial statements.

                 MIST LORD ABBETT MIST MET/TEMPLETON MIST MFS EMERGING  MORGAN STANLEY        MORGAN STANLEY
MIST JANUS FORTY   BOND DEBENTURE             GROWTH    MARKETS EQUITY EUROPEAN EQUITY GLOBAL INFRASTRUCTURE
        DIVISION         DIVISION           DIVISION          DIVISION        DIVISION              DIVISION
---------------- ---------------- ------------------ ----------------- --------------- ---------------------
       $ 558,278        $ 561,165          $ 493,450       $ 2,535,177       $ 411,382             $ 182,496
              --               --                 --                --              --                    --
              --               --                 --               444              --                    --
---------------- ---------------- ------------------ ----------------- --------------- ---------------------
         558,278          561,165            493,450         2,535,621         411,382               182,496
---------------- ---------------- ------------------ ----------------- --------------- ---------------------
              --                6                  4                --               8                    13
---------------- ---------------- ------------------ ----------------- --------------- ---------------------
              --                6                  4                --               8                    13
---------------- ---------------- ------------------ ----------------- --------------- ---------------------
       $ 558,278        $ 561,159          $ 493,446       $ 2,535,621       $ 411,374             $ 182,483
================ ================ ================== ================= =============== =====================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                             MORGAN STANLEY MORGAN STANLEY   MORGAN STANLEY MORGAN STANLEY
                                INCOME PLUS   MONEY MARKET MULTI CAP GROWTH     STRATEGIST
                                   DIVISION       DIVISION         DIVISION       DIVISION
                             -------------- -------------- ---------------- --------------
ASSETS:
  Investments at fair value       $ 110,576      $ 430,800      $ 1,028,621      $ 253,518
  Accrued dividends                      --             --               --             --
  Due from Metropolitan Life
     Insurance Company                    3             --               18             --
                             -------------- -------------- ---------------- --------------
       Total Assets                 110,579        430,800        1,028,639        253,518
                             -------------- -------------- ---------------- --------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                   --              1               --             38
                             -------------- -------------- ---------------- --------------
       Total Liabilities                 --              1               --             38
                             -------------- -------------- ---------------- --------------
NET ASSETS                        $ 110,579      $ 430,799      $ 1,028,639      $ 253,480
                             ============== ============== ================ ==============

The accompanying notes are an integral part of these financial statements.

     MSF BARCLAYS                 MSF BLACKROCK
CAPITAL AGGREGATE   MSF BLACKROCK  LEGACY LARGE MSF BLACKROCK MSF METLIFE MID MSF METLIFE
       BOND INDEX LARGE CAP VALUE    CAP GROWTH  MONEY MARKET CAP STOCK INDEX STOCK INDEX
         DIVISION        DIVISION      DIVISION      DIVISION        DIVISION    DIVISION
----------------- --------------- ------------- ------------- --------------- -----------
        $ 811,333       $ 535,700     $ 786,649   $ 2,553,269       $ 721,035   $ 452,000
               --              --            --            --              --          --
               --              --            --            --              --          --
----------------- --------------- ------------- ------------- --------------- -----------
          811,333         535,700       786,649     2,553,269         721,035     452,000
----------------- --------------- ------------- ------------- --------------- -----------
                2               2             2            --               2          --
----------------- --------------- ------------- ------------- --------------- -----------
                2               2             2            --               2          --
----------------- --------------- ------------- ------------- --------------- -----------
        $ 811,331       $ 535,698     $ 786,647   $ 2,553,269       $ 721,033   $ 452,000
================= =============== ============= ============= =============== ===========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                  MSF MFS               MSF MORGAN STANLEY  MSF RUSSELL
                             TOTAL RETURN MSF MFS VALUE         EAFE INDEX   2000 INDEX
                                 DIVISION      DIVISION           DIVISION     DIVISION
                             ------------ ------------- ------------------ ------------
ASSETS:
  Investments at fair value     $ 591,930     $ 262,299          $ 381,745 $ 14,535,179
  Accrued dividends                    --            --                 --           --
  Due from Metropolitan Life
     Insurance Company                 --            --                 --           --
                             ------------ ------------- ------------------ ------------
       Total Assets               591,930       262,299            381,745   14,535,179
                             ------------ ------------- ------------------ ------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                  1             1                  5            4
                             ------------ ------------- ------------------ ------------
       Total Liabilities                1             1                  5            4
                             ------------ ------------- ------------------ ------------
NET ASSETS                      $ 591,929     $ 262,298          $ 381,740 $ 14,535,175
                             ============ ============= ================== ============

The accompanying notes are an integral part of these financial statements.

         PUTNAM VT     PUTNAM VT PUTNAM VT GLOBAL     PUTNAM VT        PUTNAM VT         PUTNAM VT
DIVERSIFIED INCOME EQUITY INCOME ASSET ALLOCATION GLOBAL EQUITY GLOBAL UTILITIES GROWTH AND INCOME
          DIVISION      DIVISION         DIVISION      DIVISION         DIVISION          DIVISION
------------------ ------------- ---------------- ------------- ---------------- -----------------
         $ 201,124   $ 4,079,580        $ 293,123     $ 207,544         $ 13,324         $ 301,331
                --            --               --            --               --                --
                --            --               --            --               --                 2
------------------ ------------- ---------------- ------------- ---------------- -----------------
           201,124     4,079,580          293,123       207,544           13,324           301,333
------------------ ------------- ---------------- ------------- ---------------- -----------------
                 4             1                4            --                6                --
------------------ ------------- ---------------- ------------- ---------------- -----------------
                 4             1                4            --                6                --
------------------ ------------- ---------------- ------------- ---------------- -----------------
         $ 201,120   $ 4,079,579        $ 293,119     $ 207,544         $ 13,318         $ 301,333
================== ============= ================ ============= ================ =================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                               PUTNAM VT                             PUTNAM VT            PUTNAM VT
                              HIGH YIELD PUTNAM VT INCOME INTERNATIONAL EQUITY INTERNATIONAL GROWTH
                                DIVISION         DIVISION             DIVISION             DIVISION
                             ----------- ---------------- -------------------- --------------------
ASSETS:
  Investments at fair value  $ 7,466,957      $ 9,533,750            $ 211,637             $ 65,609
  Accrued dividends                   --               --                   --                   --
  Due from Metropolitan Life
     Insurance Company                --               --                   --                   --
                             ----------- ---------------- -------------------- --------------------
       Total Assets            7,466,957        9,533,750              211,637               65,609
                             ----------- ---------------- -------------------- --------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                 6                3                    2                    5
                             ----------- ---------------- -------------------- --------------------
       Total Liabilities               6                3                    2                    5
                             ----------- ---------------- -------------------- --------------------
NET ASSETS                   $ 7,466,951      $ 9,533,747            $ 211,635             $ 65,604
                             =========== ================ ==================== ====================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2011

          PUTNAM VT                        PUTNAM VT        PUTNAM VT                   T. ROWE PRICE ES
INTERNATIONAL VALUE PUTNAM VT INVESTORS MONEY MARKET MULTI-CAP GROWTH PUTNAM VT VOYAGER    EQUITY INCOME
           DIVISION            DIVISION     DIVISION         DIVISION          DIVISION         DIVISION
------------------- ------------------- ------------ ---------------- ----------------- ----------------
           $ 49,302            $ 17,997    $ 599,643      $ 6,072,795       $ 5,685,880         $ 40,167
                 --                  --           --               --                --               --
                 --                  --           --               --                --               --
------------------- ------------------- ------------ ---------------- ----------------- ----------------
             49,302              17,997      599,643        6,072,795         5,685,880           40,167
------------------- ------------------- ------------ ---------------- ----------------- ----------------
                  7                   5            3               19                13                6
------------------- ------------------- ------------ ---------------- ----------------- ----------------
                  7                   5            3               19                13                6
------------------- ------------------- ------------ ---------------- ----------------- ----------------
           $ 49,295            $ 17,992    $ 599,640      $ 6,072,776       $ 5,685,867         $ 40,161
=================== =================== ============ ================ ================= ================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2011

                                                                  T. ROWE PRICE ES
                             T. ROWE PRICE ES   T. ROWE PRICE ES PERSONAL STRATEGY T. ROWE PRICE FIS
                               MID-CAP GROWTH NEW AMERICA GROWTH          BALANCED LIMITED-TERM BOND
                                     DIVISION           DIVISION          DIVISION          DIVISION
                             ---------------- ------------------ ----------------- -----------------
ASSETS:
  Investments at fair value         $ 166,762        $ 7,552,275      $ 19,629,940       $ 8,205,546
  Accrued dividends                        --                 --                --                --
  Due from Metropolitan Life
     Insurance Company                     --                 --                 8                 1
                             ---------------- ------------------ ----------------- -----------------
       Total Assets                   166,762          7,552,275        19,629,948         8,205,547
                             ---------------- ------------------ ----------------- -----------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                      3                 12                --                --
                             ---------------- ------------------ ----------------- -----------------
       Total Liabilities                    3                 12                --                --
                             ---------------- ------------------ ----------------- -----------------
NET ASSETS                          $ 166,759        $ 7,552,263      $ 19,629,948       $ 8,205,547
                             ================ ================== ================= =================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                           AMERICAN FUNDS U.S.
                                            AMERICAN FUNDS     GOVERNMENT/AAA-                           DWS I
                                                 NEW WORLD    RATED SECURITIES    DWS I BOND    CAPITAL GROWTH
                                                  DIVISION            DIVISION      DIVISION          DIVISION
                                         ----------------- ------------------- ------------- -----------------
INVESTMENT INCOME:
     Dividends                                 $ 24,131               $ 13,297    $ 9,527           $ 8,081
                                         ----------------- ------------------- ------------- -----------------
EXPENSES:
     Mortality and expense risk
        charges                                   7,884                  4,036      1,621             7,585
                                         ----------------- ------------------- ------------- -----------------
        Total expenses                            7,884                  4,036      1,621             7,585
                                         ----------------- ------------------- ------------- -----------------
           Net investment income (loss)          16,247                  9,261      7,906               496
                                         ----------------- ------------------- ------------- -----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                     --                 12,402         --                --
     Realized gains (losses) on sale of
        investments                              (9,578)                   796     (5,519)           36,978
                                         ----------------- ------------------- ------------- -----------------
           Net realized gains (losses)           (9,578)                13,198     (5,519)           36,978
                                         ----------------- ------------------- ------------- -----------------
     Change in unrealized gains (losses)
        on investments                         (185,936)                17,055      7,938           (84,108)
                                         ----------------- ------------------- ------------- -----------------
     Net realized and change in
        unrealized gains (losses) on
        investments                            (195,514)                30,253      2,419           (47,130)
                                         ----------------- ------------------- ------------- -----------------
     Net increase (decrease) in net
        assets resulting from operations     $ (179,267)              $ 39,514   $ 10,325         $ (46,634)
                                         ================= =================== ============= =================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

       DWS I GLOBAL              DWS I                                                    DWS II      DWS II SMALL
   SMALL CAP GROWTH    GROWTH & INCOME    DWS I INTERNATIONAL    DWS II BALANCED    MONEY MARKET    MID CAP GROWTH
           DIVISION           DIVISION               DIVISION           DIVISION        DIVISION          DIVISION
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
         $ 6,747            $ 6,254              $ 163,754            $ 8,178         $ 1,929             $ 935
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
           3,100              3,830                 67,969              3,861         145,331             1,384
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
           3,100              3,830                 67,969              3,861         145,331             1,384
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
           3,647              2,424                 95,785              4,317        (143,402)             (449)
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
              --                 --                     --                 --              --                --
           3,935              1,879               (350,067)             6,003              --             6,920
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
           3,935              1,879               (350,067)             6,003              --             6,920
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
         (53,146)           (10,847)            (1,409,650)           (20,169)             --           (22,784)
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
         (49,211)            (8,968)            (1,759,717)           (14,166)             --           (15,864)
------------------- ------------------ ---------------------- ------------------ --------------- -----------------
       $ (45,564)          $ (6,544)          $ (1,663,932)          $ (9,849)     $ (143,402)        $ (16,313)
=================== ================== ====================== ================== =============== =================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                             FIDELITY VIP    FIDELITY VIP ASSET    FIDELITY VIP     FIDELITY VIP
                                            ASSET MANAGER       MANAGER: GROWTH      CONTRAFUND    EQUITY-INCOME
                                                 DIVISION              DIVISION        DIVISION         DIVISION
                                         ---------------- --------------------- --------------- ----------------
INVESTMENT INCOME:
     Dividends                                   $ 574               $ 2,787       $ 364,492        $ 515,106
                                         ---------------- --------------------- --------------- ----------------
EXPENSES:
     Mortality and expense risk
        charges                                    209                 1,274         264,732          150,932
                                         ---------------- --------------------- --------------- ----------------
        Total expenses                             209                 1,274         264,732          150,932
                                         ---------------- --------------------- --------------- ----------------
           Net investment income (loss)            365                 1,513          99,760          364,174
                                         ---------------- --------------------- --------------- ----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                   138                   335              --               --
     Realized gains (losses) on sale of
        investments                                152                 2,192         (34,166)        (193,794)
                                         ---------------- --------------------- --------------- ----------------
           Net realized gains (losses)             290                 2,527         (34,166)        (193,794)
                                         ---------------- --------------------- --------------- ----------------
     Change in unrealized gains (losses)
        on investments                          (1,527)              (15,589)     (1,194,679)         (95,203)
                                         ---------------- --------------------- --------------- ----------------
     Net realized and change in
        unrealized gains (losses) on
        investments                             (1,237)              (13,062)     (1,228,845)        (288,997)
                                         ---------------- --------------------- --------------- ----------------
     Net increase (decrease) in net
        assets resulting from operations        $ (872)            $ (11,549)   $ (1,129,085)        $ 75,177
                                         ================ ===================== =============== ================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

   FIDELITY VIP    FIDELITY VIP    FIDELITY VIP    FIDELITY VIP    FIDELITY VIP
   FREEDOM 2010    FREEDOM 2020    FREEDOM 2030    FREEDOM 2040    FREEDOM 2050    FIDELITY VIP GROWTH
       DIVISION        DIVISION        DIVISION        DIVISION        DIVISION               DIVISION
--------------- --------------- --------------- --------------- --------------- ----------------------
    $ 22,010        $ 57,148        $ 64,912         $ 6,051         $ 3,094               $ 69,988
--------------- --------------- --------------- --------------- --------------- ----------------------
       7,382          17,952          20,083           1,518           1,111                141,475
--------------- --------------- --------------- --------------- --------------- ----------------------
       7,382          17,952          20,083           1,518           1,111                141,475
--------------- --------------- --------------- --------------- --------------- ----------------------
      14,628          39,196          44,829           4,533           1,983                (71,487)
--------------- --------------- --------------- --------------- --------------- ----------------------
       5,323           9,896           9,057             486          15,510                 64,263
       8,882          36,116          31,003            (319)          3,514                490,207
--------------- --------------- --------------- --------------- --------------- ----------------------
      14,205          46,012          40,060             167          19,024                554,470
--------------- --------------- --------------- --------------- --------------- ----------------------
     (41,509)       (141,741)       (190,833)        (17,870)        (33,256)              (573,874)
--------------- --------------- --------------- --------------- --------------- ----------------------
     (27,304)        (95,729)       (150,773)        (17,703)        (14,232)               (19,404)
--------------- --------------- --------------- --------------- --------------- ----------------------
   $ (12,676)      $ (56,533)     $ (105,944)      $ (13,170)      $ (12,249)             $ (90,891)
=============== =============== =============== =============== =============== ======================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                      FIDELITY VIP
                                            FIDELITY VIP                                INVESTMENT
                                             HIGH INCOME    FIDELITY VIP INDEX 500      GRADE BOND    FIDELITY VIP MID CAP
                                                DIVISION                  DIVISION        DIVISION                DIVISION
                                         --------------- ------------------------- --------------- -----------------------
INVESTMENT INCOME:
     Dividends                               $ 22,014                 $ 749,455        $ 27,928                $ 11,888
                                         --------------- ------------------------- --------------- -----------------------
EXPENSES:
     Mortality and expense risk
        charges                                 2,316                   280,865           6,328                  33,657
                                         --------------- ------------------------- --------------- -----------------------
        Total expenses                          2,316                   280,865           6,328                  33,657
                                         --------------- ------------------------- --------------- -----------------------
           Net investment income (loss)        19,698                   468,590          21,600                 (21,769)
                                         --------------- ------------------------- --------------- -----------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                   --                   859,566          21,728                   7,878
     Realized gains (losses) on sale of
        investments                             1,238                   220,966          10,457                 112,613
                                         --------------- ------------------------- --------------- -----------------------
           Net realized gains (losses)          1,238                 1,080,532          32,185                 120,491
                                         --------------- ------------------------- --------------- -----------------------
     Change in unrealized gains (losses)
        on investments                        (11,655)               (1,043,682)         (1,738)               (630,829)
                                         --------------- ------------------------- --------------- -----------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                           (10,417)                   36,850          30,447                (510,338)
                                         --------------- ------------------------- --------------- -----------------------
     Net increase (decrease) in net
        assets resulting from operations      $ 9,281                 $ 505,440        $ 52,047              $ (532,107)
                                         =============== ========================= =============== =======================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

   FIDELITY VIP                          FIDELITY VIP                             INVESCO V.I.    INVESCO V.I. HIGH
   MONEY MARKET    FIDELITY VIP OVERSEAS  REAL ESTATE    FIDELITY VIP VALUE    DIVIDEND GROWTH     YIELD SECURITIES
       DIVISION                 DIVISION     DIVISION              DIVISION           DIVISION             DIVISION
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
     $ 1,102                  $ 5,324         $ 7,404            $ 2,128           $ 17,614             $ 23,371
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
       7,607                    2,889           4,950              1,504              9,624                1,876
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
       7,607                    2,889           4,950              1,504              9,624                1,876
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
      (6,505)                   2,435           2,454                624              7,990               21,495
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
          --                      706              --                 --                 --                   --
          --                   (5,582)          6,408                551             11,892              (12,983)
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
          --                   (4,876)          6,408                551             11,892              (12,983)
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
          --                  (67,340)         34,683             (8,156)           (26,196)             (22,062)
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
          --                  (72,216)         41,091             (7,605)           (14,304)             (35,045)
--------------- ------------------------ ------------ --------------------- ------------------ --------------------
    $ (6,505)               $ (69,781)       $ 43,545           $ (6,981)          $ (6,314)           $ (13,550)
=============== ======================== ============ ===================== ================== ====================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                   INVESCO V.I.           INVESCO V.I.
                                                     VAN KAMPEN             VAN KAMPEN        MFS VIT          MFS VIT
                                              EQUITY AND INCOME    GLOBAL VALUE EQUITY    CORE EQUITY    GLOBAL EQUITY
                                                   DIVISION (a)           DIVISION (a)       DIVISION         DIVISION
                                           -------------------- ---------------------- -------------- ----------------
INVESTMENT INCOME:
     Dividends                                         $ 250                   $ --          $ 443         $ 54,310
                                           -------------------- ---------------------- -------------- ----------------
EXPENSES:
     Mortality and expense risk
        charges                                          589                  3,547            609           49,083
                                           -------------------- ---------------------- -------------- ----------------
        Total expenses                                   589                  3,547            609           49,083
                                           -------------------- ---------------------- -------------- ----------------
           Net investment income (loss) .               (339)                (3,547)          (166)           5,227
                                           -------------------- ---------------------- -------------- ----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                          --                     --             --               --
     Realized gains (losses) on sale of
        investments                                   (4,112)               (18,440)        36,599           56,133
                                           -------------------- ---------------------- -------------- ----------------
           Net realized gains (losses)                (4,112)               (18,440)        36,599           56,133
                                           -------------------- ---------------------- -------------- ----------------
     Change in unrealized gains (losses)
        on investments                                (5,778)              (102,593)       (21,583)        (389,579)
                                           -------------------- ---------------------- -------------- ----------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                   (9,890)              (121,033)        15,016         (333,446)
                                           -------------------- ---------------------- -------------- ----------------
     Net increase (decrease) in net assets
        resulting from operations                  $ (10,229)            $ (124,580)      $ 14,850       $ (328,219)
                                           ==================== ====================== ============== ================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                      MFS VIT    MFS VIT INVESTORS            MFS VIT           MFS VIT          MFS VIT
   MFS VIT GROWTH HIGH INCOME         GROWTH STOCK    INVESTORS TRUST    MID CAP GROWTH    NEW DISCOVERY
         DIVISION    DIVISION             DIVISION           DIVISION          DIVISION         DIVISION
----------------- ----------- -------------------- ------------------ ----------------- ----------------
      $ 19,285          $ 415             $ 794              $ 102              $ --             $ --
----------------- ----------- -------------------- ------------------ ----------------- ----------------
        75,833            197             1,122                 83               295            1,190
----------------- ----------- -------------------- ------------------ ----------------- ----------------
        75,833            197             1,122                 83               295            1,190
----------------- ----------- -------------------- ------------------ ----------------- ----------------
       (56,548)           218              (328)                19              (295)          (1,190)
----------------- ----------- -------------------- ------------------ ----------------- ----------------
            --             --                --                 --                --           18,597
       400,182          4,829             3,668                926               274            7,131
----------------- ----------- -------------------- ------------------ ----------------- ----------------
       400,182          4,829             3,668                926               274           25,728
----------------- ----------- -------------------- ------------------ ----------------- ----------------
      (424,020)           209            (3,248)            (1,099)           (2,534)         (40,815)
----------------- ----------- -------------------- ------------------ ----------------- ----------------
       (23,838)         5,038               420               (173)           (2,260)         (15,087)
----------------- ----------- -------------------- ------------------ ----------------- ----------------
     $ (80,386)       $ 5,256              $ 92             $ (154)         $ (2,555)       $ (16,277)
================= =========== ==================== ================== ================= ================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                               MFS VIT                                 MFS VIT         MFS VIT
                                         RESEARCH BOND    MFS VIT RESEARCH    STRATEGIC INCOME    TOTAL RETURN
                                              DIVISION            DIVISION            DIVISION        DIVISION
                                         ------------- ------------------- ------------------- ---------------
INVESTMENT INCOME:
     Dividends                                   $ 899            $ 545                $ 33         $ 8,363
                                         ------------- ------------------- ------------------- ---------------
EXPENSES:
     Mortality and expense risk
        charges                                    252              793                   4           2,466
                                         ------------- ------------------- ------------------- ---------------
        Total expenses                             252              793                   4           2,466
                                         ------------- ------------------- ------------------- ---------------
           Net investment income (loss)            647             (248)                 29           5,897
                                         ------------- ------------------- ------------------- ---------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                   387               --                  --              --
     Realized gains (losses) on sale of
        investments                                523           22,860                  15            (411)
                                         ------------- ------------------- ------------------- ---------------
           Net realized gains (losses)             910           22,860                  15            (411)
                                         ------------- ------------------- ------------------- ---------------
     Change in unrealized gains (losses)
        on investments                             375          (18,979)                (20)         (2,246)
                                         ------------- ------------------- ------------------- ---------------
     Net realized and change in
        unrealized gains (losses) on
        investments                              1,285            3,881                  (5)         (2,657)
                                         ------------- ------------------- ------------------- ---------------
     Net increase (decrease) in net
        assets resulting from operations       $ 1,932          $ 3,633                $ 24         $ 3,240
                                         ============= =================== =================== ===============

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                           MFS VIT II    MIST BLACKROCK                        MIST LORD ABBETT
   MFS VIT UTILITIES    MFS VIT VALUE    MONEY MARKET    LARGE CAP CORE    MIST JANUS FORTY      BOND DEBENTURE
            DIVISION         DIVISION        DIVISION          DIVISION            DIVISION            DIVISION
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
          $ 4,228          $ 2,602            $ --           $ 2,973             $ 6,644            $ 26,626
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
              990            1,349             446             2,320               3,431               3,615
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
              990            1,349             446             2,320               3,431               3,615
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
            3,238            1,253            (446)              653               3,213              23,011
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
               --              704              --                --                  --                  --
             (539)           2,740              --             3,593              (5,359)              2,041
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
             (539)           3,444              --             3,593              (5,359)              2,041
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
            4,832           (5,874)             --           (10,300)            (56,405)             (8,956)
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
            4,293           (2,430)             --            (6,707)            (61,764)             (6,915)
-------------------- ---------------- --------------- ----------------- ------------------- -------------------
          $ 7,531         $ (1,177)         $ (446)         $ (6,054)          $ (58,551)           $ 16,096
==================== ================ =============== ================= =================== ===================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                              MIST MET/TEMPLETON    MIST MFS EMERGING     MORGAN STANLEY           MORGAN STANLEY
                                                          GROWTH       MARKETS EQUITY    EUROPEAN EQUITY    GLOBAL INFRASTRUCTURE
                                                        DIVISION             DIVISION           DIVISION                 DIVISION
                                           --------------------- -------------------- ------------------ ------------------------
INVESTMENT INCOME:
     Dividends                                        $ 6,049             $ 44,528           $ 10,961                  $ 4,720
                                           --------------------- -------------------- ------------------ ------------------------
EXPENSES:
     Mortality and expense risk
        charges                                         3,271               21,105              4,211                    1,516
                                           --------------------- -------------------- ------------------ ------------------------
        Total expenses                                  3,271               21,105              4,211                    1,516
                                           --------------------- -------------------- ------------------ ------------------------
           Net investment income (loss)                 2,778               23,423              6,750                    3,204
                                           --------------------- -------------------- ------------------ ------------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                           --                   --                 --                    9,658
     Realized gains (losses) on sale of
        investments                                     2,241               60,920            (14,731)                  (4,407)
                                           --------------------- -------------------- ------------------ ------------------------
           Net realized gains (losses)                  2,241               60,920            (14,731)                   5,251
                                           --------------------- -------------------- ------------------ ------------------------
     Change in unrealized gains (losses)
        on investments                                (44,426)            (667,522)           (39,993)                  13,130
                                           --------------------- -------------------- ------------------ ------------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                   (42,185)            (606,602)           (54,724)                  18,381
                                           --------------------- -------------------- ------------------ ------------------------
     Net increase (decrease) in net assets
        resulting from operations                   $ (39,407)          $ (583,179)         $ (47,974)                $ 21,585
                                           ===================== ==================== ================== ========================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                             MSF BARCLAYS
   MORGAN STANLEY    MORGAN STANLEY      MORGAN STANLEY    MORGAN STANLEY         CAPITAL       MSF BLACKROCK
      INCOME PLUS      MONEY MARKET    MULTI CAP GROWTH        STRATEGIST  AGGREGATE BOND     LARGE CAP VALUE
         DIVISION          DIVISION            DIVISION          DIVISION  INDEX DIVISION            DIVISION
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
      $ 16,985              $ 52             $ 1,872           $ 5,816            $ 19,718         $ 4,503
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
         1,954             4,644              11,238             2,647               4,760           3,348
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
         1,954             4,644              11,238             2,647               4,760           3,348
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
        15,031            (4,592)             (9,366)            3,169              14,958           1,155
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
            --                --                  --            30,456                  --              --
         2,533                --             198,364            (8,199)                193           4,775
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
         2,533                --             198,364            22,257                 193           4,775
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
       (14,694)               --            (268,834)          (47,368)             27,081          (7,671)
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
       (12,161)               --             (70,470)          (25,111)             27,274          (2,896)
----------------- ----------------- ------------------- ----------------- ---------------- ------------------
       $ 2,870          $ (4,592)          $ (79,836)        $ (21,942)           $ 42,232        $ (1,741)
================= ================= =================== ================= ================ ==================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                            MSF BLACKROCK
                                             LEGACY LARGE    MSF BLACKROCK    MSF METLIFE MID    MSF METLIFE
                                               CAP GROWTH     MONEY MARKET    CAP STOCK INDEX    STOCK INDEX
                                                 DIVISION         DIVISION           DIVISION       DIVISION
                                         ---------------- ---------------- ------------------ --------------
INVESTMENT INCOME:
     Dividends                                 $ 1,240             $ --            $ 5,405        $ 6,276
                                         ---------------- ---------------- ------------------ --------------
EXPENSES:
     Mortality and expense risk
        charges                                  5,292           17,254              4,826          2,993
                                         ---------------- ---------------- ------------------ --------------
        Total expenses                           5,292           17,254              4,826          2,993
                                         ---------------- ---------------- ------------------ --------------
           Net investment income (loss)         (4,052)         (17,254)               579          3,283
                                         ---------------- ---------------- ------------------ --------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                    --               --             24,813          2,310
     Realized gains (losses) on sale of
        investments                              3,337               --              7,328          3,264
                                         ---------------- ---------------- ------------------ --------------
           Net realized gains (losses)           3,337               --             32,141          5,574
                                         ---------------- ---------------- ------------------ --------------
     Change in unrealized gains (losses)
        on investments                         (82,520)              --            (60,308)        (7,822)
                                         ---------------- ---------------- ------------------ --------------
     Net realized and change in
        unrealized gains (losses) on
        investments                            (79,183)              --            (28,167)        (2,248)
                                         ---------------- ---------------- ------------------ --------------
     Net increase (decrease) in net
        assets resulting from operations     $ (83,235)       $ (17,254)         $ (27,588)       $ 1,035
                                         ================ ================ ================== ==============

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

        MSF MFS                     MSF MORGAN STANLEY    MSF RUSSELL             PUTNAM VT        PUTNAM VT
   TOTAL RETURN    MSF MFS VALUE            EAFE INDEX     2000 INDEX    DIVERSIFIED INCOME    EQUITY INCOME
       DIVISION         DIVISION              DIVISION       DIVISION              DIVISION         DIVISION
--------------- ---------------- --------------------- -------------- --------------------- ----------------
    $ 13,125          $ 2,934               $ 7,702      $ 159,970              $ 24,584         $ 77,870
--------------- ---------------- --------------------- -------------- --------------------- ----------------
       3,983            1,561                 2,664        112,358                 1,778           30,140
--------------- ---------------- --------------------- -------------- --------------------- ----------------
       3,983            1,561                 2,664        112,358                 1,778           30,140
--------------- ---------------- --------------------- -------------- --------------------- ----------------
       9,142            1,373                 5,038         47,612                22,806           47,730
--------------- ---------------- --------------------- -------------- --------------------- ----------------
          --               --                    --             --                    --               --
       1,968            1,060                (9,548)       145,396                (5,638)         125,453
--------------- ---------------- --------------------- -------------- --------------------- ----------------
       1,968            1,060                (9,548)       145,396                (5,638)         125,453
--------------- ---------------- --------------------- -------------- --------------------- ----------------
      (7,138)          (3,382)              (57,564)      (891,276)              (26,643)        (146,290)
--------------- ---------------- --------------------- -------------- --------------------- ----------------
      (5,170)          (2,322)              (67,112)      (745,880)              (32,281)         (20,837)
--------------- ---------------- --------------------- -------------- --------------------- ----------------
     $ 3,972           $ (949)            $ (62,074)    $ (698,268)             $ (9,475)        $ 26,893
=============== ================ ===================== ============== ===================== ================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                              PUTNAM VT GLOBAL        PUTNAM VT           PUTNAM VT            PUTNAM VT
                                              ASSET ALLOCATION    GLOBAL EQUITY    GLOBAL UTILITIES    GROWTH AND INCOME
                                                      DIVISION         DIVISION            DIVISION             DIVISION
                                           ------------------- ---------------- ------------------- --------------------
INVESTMENT INCOME:
     Dividends                                     $ 13,510          $ 4,767               $ 707              $ 4,759
                                           ------------------- ---------------- ------------------- --------------------
EXPENSES:
     Mortality and expense risk
        charges                                       2,225            1,674                 110                2,387
                                           ------------------- ---------------- ------------------- --------------------
        Total expenses                                2,225            1,674                 110                2,387
                                           ------------------- ---------------- ------------------- --------------------
           Net investment income (loss)              11,285            3,093                 597                2,372
                                           ------------------- ---------------- ------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                         --               --                  --                   --
     Realized gains (losses) on sale of
        investments                                     821              183                (703)              (7,042)
                                           ------------------- ---------------- ------------------- --------------------
           Net realized gains (losses)                  821              183                (703)              (7,042)
                                           ------------------- ---------------- ------------------- --------------------
     Change in unrealized gains (losses)
        on investments                              (14,840)         (14,664)               (742)             (11,600)
                                           ------------------- ---------------- ------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                 (14,019)         (14,481)             (1,445)             (18,642)
                                           ------------------- ---------------- ------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                  $ (2,734)       $ (11,388)             $ (848)           $ (16,270)
                                           =================== ================ =================== ====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

    PUTNAM VT                                   PUTNAM VT               PUTNAM VT              PUTNAM VT
   HIGH YIELD    PUTNAM VT INCOME    INTERNATIONAL EQUITY    INTERNATIONAL GROWTH    INTERNATIONAL VALUE    PUTNAM VT INVESTORS
     DIVISION            DIVISION                DIVISION                DIVISION               DIVISION               DIVISION
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
 $ 579,742           $ 784,559                 $ 8,171                 $ 2,080                $ 1,698                  $ 237
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
    55,201              68,431                   1,817                     577                    432                    135
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
    55,201              68,431                   1,817                     577                    432                    135
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
   524,541             716,128                   6,354                   1,503                  1,266                    102
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
        --                  --                      --                      --                     --                     --
    11,675               7,397                  (8,239)                  3,738                 (2,927)                   199
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
    11,675               7,397                  (8,239)                  3,738                 (2,927)                   199
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
  (465,637)           (345,794)                (41,662)                (18,968)                (6,194)                  (395)
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
  (453,962)           (338,397)                (49,901)                (15,230)                (9,121)                  (196)
------------- ------------------- ----------------------- ----------------------- ---------------------- ----------------------
  $ 70,579           $ 377,731               $ (43,547)              $ (13,727)              $ (7,855)                 $ (94)
============= =================== ======================= ======================= ====================== ======================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                               PUTNAM VT           PUTNAM VT                         T. ROWE PRICE ES
                                            MONEY MARKET    MULTI-CAP GROWTH    PUTNAM VT VOYAGER       EQUITY INCOME
                                                DIVISION            DIVISION             DIVISION            DIVISION
                                         --------------- ------------------- -------------------- -------------------
INVESTMENT INCOME:
     Dividends                                   $ 67            $ 24,819             $ 18,220               $ 686
                                         --------------- ------------------- -------------------- -------------------
EXPENSES:
     Mortality and expense risk
        charges                                 4,467              47,797               48,270                 293
                                         --------------- ------------------- -------------------- -------------------
        Total expenses                          4,467              47,797               48,270                 293
                                         --------------- ------------------- -------------------- -------------------
           Net investment income (loss)        (4,400)            (22,978)             (30,050)                393
                                         --------------- ------------------- -------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                   --                  --                   --                  --
     Realized gains (losses) on sale of
        investments                                --             127,151              239,419                 971
                                         --------------- ------------------- -------------------- -------------------
           Net realized gains (losses)             --             127,151              239,419                 971
                                         --------------- ------------------- -------------------- -------------------
     Change in unrealized gains (losses)
        on investments                             --            (459,910)          (1,457,241)             (1,476)
                                         --------------- ------------------- -------------------- -------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                --            (332,759)          (1,217,822)               (505)
                                         --------------- ------------------- -------------------- -------------------
     Net increase (decrease) in net
        assets resulting from operations     $ (4,400)         $ (355,737)        $ (1,247,872)             $ (112)
                                         =============== =================== ==================== ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                              T. ROWE PRICE ES
   T. ROWE PRICE ES      T. ROWE PRICE ES    PERSONAL STRATEGY    T. ROWE PRICE FIS
     MID-CAP GROWTH    NEW AMERICA GROWTH             BALANCED    LIMITED-TERM BOND
           DIVISION              DIVISION             DIVISION             DIVISION
------------------- --------------------- -------------------- --------------------
            $ --              $ 16,976            $ 419,578            $ 191,136
------------------- --------------------- -------------------- --------------------
           1,280                58,766              152,201               60,082
------------------- --------------------- -------------------- --------------------
           1,280                58,766              152,201               60,082
------------------- --------------------- -------------------- --------------------
          (1,280)              (41,790)             267,377              131,054
------------------- --------------------- -------------------- --------------------
          19,454               590,760                   --               64,516
           3,762               218,347              281,309               16,775
------------------- --------------------- -------------------- --------------------
          23,216               809,107              281,309               81,291
------------------- --------------------- -------------------- --------------------
         (24,718)             (904,049)            (763,465)            (145,947)
------------------- --------------------- -------------------- --------------------
          (1,502)              (94,942)            (482,156)             (64,656)
------------------- --------------------- -------------------- --------------------
        $ (2,782)           $ (136,732)          $ (214,779)            $ 66,398
=================== ===================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                               AMERICAN FUNDS U.S. GOVERNMENT/
                                     AMERICAN FUNDS NEW WORLD             AAA-RATED SECURITIES             DWS I BOND
                                                     DIVISION                         DIVISION               DIVISION
                                    -------------------------- ------------------------------- -------------------------
                                           2011          2010         2011              2010        2011         2010
                                    -------------- ----------- ------------ ------------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 16,247       $ 5,979      $ 9,261           $ 3,945      $ 7,906       $ 7,964
  Net realized gains (losses)            (9,578)        8,371       13,198               431       (5,519)       (5,999)
  Change in unrealized gains
     (losses) on investments           (185,936)       47,509       17,055            (5,062)       7,938        11,064
                                    -------------- ----------- ------------ ------------------ ------------ ------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (179,267)       61,859       39,514              (686)      10,325        13,029
                                    -------------- ----------- ------------ ------------------ ------------ ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               1,730,098       932,615      977,016           579,537       49,047        47,581
  Net transfers (including
     fixed account)                     (14,623)         (859)     (10,584)          (15,003)       5,038            --
  Policy charges                       (835,719)     (401,033)    (555,526)         (296,690)     (39,285)      (39,171)
  Transfers for policy benefits
     and terminations                   (98,214)       (4,976)     (29,395)           (6,190)     (28,726)      (17,026)
                                    -------------- ----------- ------------ ------------------ ------------ ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              781,542       525,747      381,511           261,654      (13,926)       (8,616)
                                    -------------- ----------- ------------ ------------------ ------------ ------------
     Net increase (decrease)
       in net assets                    602,275       587,606      421,025           260,968       (3,601)        4,413
NET ASSETS:
  Beginning of year                     617,508        29,902      282,951            21,983      224,313       219,900
                                    -------------- ----------- ------------ ------------------ ------------ ------------
  End of year                       $ 1,219,782     $ 617,508    $ 703,976         $ 282,951    $ 220,712     $ 224,313
                                    ============== =========== ============ ================== ============ ============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

  DWS I CAPITAL GROWTH    DWS I GLOBAL SMALL CAP GROWTH  DWS I GROWTH & INCOME           DWS I INTERNATIONAL
              DIVISION                         DIVISION               DIVISION                      DIVISION
------------------------- ----------------------------- ----------------------- ----------------------------
     2011           2010         2011             2010         2011       2010           2011          2010
------------ ------------ ------------ ---------------- ------------ ---------- -------------- -------------
    $ 496        $ 2,271      $ 3,647         $ (1,115)     $ 2,424    $ 3,954       $ 95,785     $ 135,325
   36,978          3,338        3,935           (1,841)       1,879    (11,427)      (350,067)     (587,599)
  (84,108)       139,762      (53,146)          78,979      (10,847)    66,985     (1,409,650)      508,642
------------ ------------ ------------ ---------------- ------------ ---------- -------------- -------------
  (46,634)       145,371      (45,564)          76,023       (6,544)    59,512     (1,663,932)       56,368
------------ ------------ ------------ ---------------- ------------ ---------- -------------- -------------
  165,135        166,138       65,226           53,913       98,956     90,461      2,841,830     3,182,979
  (12,278)        26,057       35,689            2,764       50,826      4,180       (453,815)     (915,513)
 (149,433)      (151,837)     (26,677)         (24,814)     (89,187)   (83,012)    (1,750,033)   (1,875,651)
 (134,290)      (223,212)          --          (64,868)     (48,765)    (6,285)      (674,867)   (1,241,703)
------------ ------------ ------------ ---------------- ------------ ---------- -------------- -------------
 (130,866)      (182,854)      74,238          (33,005)      11,830      5,344        (36,885)     (849,888)
------------ ------------ ------------ ---------------- ------------ ---------- -------------- -------------
 (177,500)       (37,483)      28,674           43,018        5,286     64,856     (1,700,817)     (793,520)
1,090,807      1,128,290      370,234          327,216      506,649    441,793      9,624,688    10,418,208
------------ ------------ ------------ ---------------- ------------ ---------- -------------- -------------
$ 913,307    $ 1,090,807    $ 398,908        $ 370,234    $ 511,935  $ 506,649    $ 7,923,871   $ 9,624,688
============ ============ ============ ================ ============ ========== ============== =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                           DWS II BALANCED             DWS II MONEY MARKET  DWS II SMALL MID CAP GROWTH
                                                  DIVISION                        DIVISION                     DIVISION
                                    ----------------------- ------------------------------- ---------------------------
                                         2011         2010            2011            2010         2011          2010
                                    ------------ ---------- --------------- --------------- ------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 4,317     $ 11,624      $ (143,402)     $ (149,281)      $ (449)       $ (868)
  Net realized gains (losses)           6,003         (608)             --              --        6,920         3,096
  Change in unrealized gains
     (losses) on investments          (20,169)      37,952              --              --      (22,784)       26,862
                                    ------------ ---------- --------------- --------------- ------------ --------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (9,849)      48,968        (143,402)       (149,281)     (16,313)       29,090
                                    ------------ ---------- --------------- --------------- ------------ --------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               101,866       98,872      52,855,509      53,245,356       22,547        18,075
  Net transfers (including
     fixed account)                        60           --        (678,270)       (963,639)      61,118        19,978
  Policy charges                      (90,447)     (89,382)    (50,061,915)    (49,444,534)     (13,094)       (9,326)
  Transfers for policy benefits
     and terminations                 (30,942)     (10,711)     (1,496,700)     (3,250,213)          --       (21,910)
                                    ------------ ---------- --------------- --------------- ------------ --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            (19,463)      (1,221)        618,624        (413,030)      70,571         6,817
                                    ------------ ---------- --------------- --------------- ------------ --------------
     Net increase (decrease)
       in net assets                  (29,312)      47,747         475,222        (562,311)      54,258        35,907
NET ASSETS:
  Beginning of year                   524,502      476,755      19,492,569      20,054,880      143,220       107,313
                                    ------------ ---------- --------------- --------------- ------------ --------------
  End of year                       $ 495,190    $ 524,502    $ 19,967,791    $ 19,492,569    $ 197,478     $ 143,220
                                    ============ ========== =============== =============== ============ ==============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                     FIDELITY VIP
FIDELITY VIP ASSET MANAGER  ASSET MANAGER: GROWTH         FIDELITY VIP CONTRAFUND    FIDELITY VIP EQUITY-INCOME
                  DIVISION               DIVISION                        DIVISION                      DIVISION
-------------------------- ----------------------- ------------------------------- -----------------------------
    2011          2010           2011        2010            2011            2010            2011          2010
------------ ------------- ------------ ---------- --------------- --------------- --------------- -------------
   $ 365         $ 367        $ 1,513       $ 623        $ 99,760       $ 167,694       $ 364,174     $ 211,368
     290           210          2,527       3,551         (34,166)       (777,638)       (193,794)     (511,825)
  (1,527)           82        (15,589)     15,269      (1,194,679)      5,618,665         (95,203)    2,837,414
------------ ------------- ------------ ---------- --------------- --------------- --------------- -------------
    (872)          659        (11,549)     19,443      (1,129,085)      5,008,721          75,177     2,536,957
------------ ------------- ------------ ---------- --------------- --------------- --------------- -------------
  48,841        56,717         51,725      49,375       8,568,965       8,779,709       5,413,189     5,652,675
     445         3,888         13,134      23,952        (484,291)       (785,413)       (203,708)     (277,994)
 (46,804)      (36,415)       (52,822)    (50,075)     (5,684,896)     (5,655,066)     (3,844,280)   (3,777,975)
      --            --             --          --      (2,451,960)     (3,571,632)     (1,718,100)   (1,426,725)
------------ ------------- ------------ ---------- --------------- --------------- --------------- -------------
   2,482        24,190         12,037      23,252         (52,182)     (1,232,402)       (352,899)      169,981
------------ ------------- ------------ ---------- --------------- --------------- --------------- -------------
   1,610        24,849            488      42,695      (1,181,267)      3,776,319        (277,722)    2,706,938
  26,358         1,509        159,383     116,688      35,401,746      31,625,427      20,263,330    17,556,392
------------ ------------- ------------ ---------- --------------- --------------- --------------- -------------
$ 27,968      $ 26,358      $ 159,871   $ 159,383    $ 34,220,479    $ 35,401,746    $ 19,985,608  $ 20,263,330
============ ============= ============ ========== =============== =============== =============== =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                    FIDELITY VIP FREEDOM 2010   FIDELITY VIP FREEDOM 2020   FIDELITY VIP FREEDOM 2030
                                                     DIVISION                    DIVISION                    DIVISION
                                    -------------------------- --------------------------- -------------- ------------
                                             2011        2010           2011         2010           2011         2010
                                    -------------- ----------- -------------- ------------ -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)           $ 14,628    $ 12,915       $ 39,196     $ 28,739       $ 44,829     $ 27,748
  Net realized gains (losses)              14,205      17,481         46,012       25,638         40,060       23,720
  Change in unrealized gains
     (losses) on investments              (41,509)     55,903       (141,741)     152,710       (190,833)     181,776
                                    -------------- ----------- -------------- ------------ -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                    (12,676)     86,299        (56,533)     207,087       (105,944)     233,244
                                    -------------- ----------- -------------- ------------ -------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                   438,432     425,945      2,252,158    1,558,967      2,314,615    1,543,811
  Net transfers (including
     fixed account)                        48,808      44,315         85,033       38,362        107,800       57,222
  Policy charges                         (261,559)   (220,804)    (1,362,319)    (933,536)    (1,146,888)    (788,029)
  Transfers for policy benefits
     and terminations                     (58,832)    (36,528)      (234,490)    (143,280)      (218,371)     (91,379)
                                    -------------- ----------- -------------- ------------ -------------- ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions                166,849     212,928        740,382      520,513      1,057,156      721,625
                                    -------------- ----------- -------------- ------------ -------------- ------------
     Net increase (decrease)
       in net assets                      154,173     299,227        683,849      727,600        951,212      954,869
NET ASSETS:
  Beginning of year                       882,030     582,803      1,913,209    1,185,609      2,039,738    1,084,869
                                    -------------- ----------- -------------- ------------ -------------- ------------
  End of year                         $ 1,036,203   $ 882,030    $ 2,597,058  $ 1,913,209    $ 2,990,950  $ 2,039,738
                                    ============== =========== ============== ============ ============== ============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

FIDELITY VIP FREEDOM 2040 FIDELITY VIP FREEDOM 2050             FIDELITY VIP GROWTH FIDELITY VIP HIGH INCOME
                 DIVISION                  DIVISION                        DIVISION                 DIVISION
------------------------- ------------------------- ------------------------------- ------------------------
     2011       2010 (a)        2011     2010 (a)            2011            2010         2011        2010
------------ ------------ ------------ ------------ --------------- --------------- ------------ -----------
  $ 4,533       $ 1,275      $ 1,983     $ 1,249        $ (71,487)      $ (73,765)    $ 19,698    $ 12,479
      167         8,795       19,024       1,686          554,470          45,862        1,238         438
  (17,870)       (2,622)     (33,256)      8,620         (573,874)      3,550,449      (11,655)      6,581
------------ ------------ ------------ ------------ --------------- --------------- ------------ -----------
  (13,170)        7,448      (12,249)     11,555          (90,891)      3,522,546        9,281      19,498
------------ ------------ ------------ ------------ --------------- --------------- ------------ -----------
  437,017        75,795      216,666      82,175        6,500,399       6,711,805      120,191     100,709
   41,226        16,871       39,460       3,308         (434,928)       (155,672)     103,895      17,074
 (198,223)      (17,237)    (114,453)    (10,558)      (4,923,812)     (4,920,002)     (86,228)    (82,065)
  (48,888)         (715)     (47,697)       (737)      (1,405,094)     (1,940,135)      (7,258)     (3,585)
------------ ------------ ------------ ------------ --------------- --------------- ------------ -----------
  231,132        74,714       93,976      74,188         (263,435)       (304,004)     130,600      32,133
------------ ------------ ------------ ------------ --------------- --------------- ------------ -----------
  217,962        82,162       81,727      85,743         (354,326)      3,218,542      139,881      51,631
   82,162            --       85,743          --       18,493,684      15,275,142      184,624     132,993
------------ ------------ ------------ ------------ --------------- --------------- ------------ -----------
$ 300,124      $ 82,162    $ 167,470    $ 85,743     $ 18,139,358    $ 18,493,684    $ 324,505    $184,624
============ ============ ============ ============ =============== =============== ============ ===========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                FIDELITY VIP
                                          FIDELITY VIP INDEX 500       INVESTMENT GRADE BOND        FIDELITY VIP MID CAP
                                                        DIVISION                    DIVISION                    DIVISION
                                    ------------------------------- ------------------------- ---------------------------
                                            2011            2010         2011         2010           2011         2010
                                    --------------- --------------- ------------ ------------ -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 468,590       $ 426,717     $ 21,600     $ 23,489      $ (21,769)      $ (9,005)
  Net realized gains (losses)          1,080,532         337,637       32,185       35,336        120,491         38,640
  Change in unrealized gains
     (losses) on investments          (1,043,682)      3,890,694       (1,738)      16,829       (630,829)       760,574
                                    --------------- --------------- ------------ ------------ -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                   505,440       4,655,048       52,047       75,654       (532,107)       790,209
                                    --------------- --------------- ------------ ------------ -------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               10,623,601      10,841,082      479,184      407,190      2,183,663      1,807,364
  Net transfers (including
     fixed account)                     (462,393)       (671,923)     (36,543)      15,822       (214,746)       725,821
  Policy charges                      (7,838,679)     (7,791,161)    (376,386)    (364,806)    (1,159,173)      (963,566)
  Transfers for policy benefits
     and terminations                 (2,555,298)     (2,668,762)    (140,791)    (315,781)      (463,569)      (316,105)
                                    --------------- --------------- ------------ ------------ -------------- ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              (232,769)       (290,764)     (74,536)    (257,575)       346,175      1,253,514
                                    --------------- --------------- ------------ ------------ -------------- ------------
     Net increase (decrease)
       in net assets                     272,671       4,364,284      (22,489)    (181,921)      (185,932)     2,043,723
NET ASSETS:
  Beginning of year                   37,349,811      32,985,527      905,491    1,087,412      4,339,438      2,295,715
                                    --------------- --------------- ------------ ------------ -------------- ------------
  End of year                       $ 37,622,482    $ 37,349,811    $ 883,002    $ 905,491    $ 4,153,506    $ 4,339,438
                                    =============== =============== ============ ============ ============== ============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

 FIDELITY VIP MONEY MARKET      FIDELITY VIP OVERSEAS FIDELITY VIP REAL ESTATE      FIDELITY VIP VALUE
                  DIVISION                   DIVISION                 DIVISION                DIVISION
----------------------------- ----------------------- ------------------------ -----------------------
       2011           2010         2011          2010         2011        2010         2011       2010
-------------- -------------- ------------ ---------- ------------ ----------- ------------ ----------
   $ (6,505)      $ (7,460)     $ 2,435       $ 2,485      $ 2,454     $ 3,419        $ 624    $ 1,244
         --            709       (4,876)       (8,259)       6,408      (9,799)         551     (2,395)
         --             --      (67,340)       48,192       34,683     134,714       (8,156)    28,293
-------------- -------------- ------------ ---------- ------------ ----------- ------------ ----------
     (6,505)        (6,751)     (69,781)       42,418       43,545     128,334       (6,981)    27,142
-------------- -------------- ------------ ---------- ------------ ----------- ------------ ----------
  3,453,767      3,149,278      149,657       120,607      204,501     161,416       78,552     68,732
   (239,799)       (17,459)     (14,502)       (9,405)         (38)     14,387      (11,507)    (7,383)
 (3,270,916)    (3,085,723)     (79,436)      (73,723)    (127,855)   (113,625)     (50,811)   (48,662)
     (6,688)      (491,750)     (38,923)      (10,776)     (31,113)    (43,136)      (7,218)    (6,844)
-------------- -------------- ------------ ---------- ------------ ----------- ------------ ----------
    (63,636)      (445,654)      16,796        26,703       45,495      19,042        9,016      5,843
-------------- -------------- ------------ ---------- ------------ ----------- ------------ ----------
    (70,141)      (452,405)     (52,985)       69,121       89,040     147,376        2,035     32,985
  1,221,557      1,673,962      379,556       310,435      579,954     432,578      190,930    157,945
-------------- -------------- ------------ ---------- ------------ ----------- ------------ ----------
$ 1,151,416    $ 1,221,557    $ 326,571     $ 379,556    $ 668,994   $ 579,954    $ 192,965  $ 190,930
============== ============== ============ ========== ============ =========== ============ ==========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                                     INVESCO V.I.  INVESCO V.I.
                                                                                                       VAN KAMPEN    VAN KAMPEN
                                                                                                       EQUITY AND  GLOBAL VALUE
                                    INVESCO V.I. DIVIDEND GROWTH INVESCO V.I. HIGH YIELD SECURITIES        INCOME        EQUITY
                                                        DIVISION                           DIVISION      DIVISION      DIVISION
                                    ---------------------------- ---------------------------------- ------------- -------------
                                           2011           2010         2011              2010           2011 (b)      2011 (b)
                                    -------------- ------------- --------------- ------------------ ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)          $ 7,990        $ 8,642     $ 21,495           $ 17,551            $ (339)     $ (3,547)
  Net realized gains (losses)            11,892        (19,866)     (12,983)            16,694            (4,112)      (18,440)
  Change in unrealized gains
     (losses) on investments            (26,196)       101,757      (22,062)           (10,991)           (5,778)     (102,593)
                                    -------------- ------------- --------------- ------------------ ------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                   (6,314)        90,533      (13,550)            23,254           (10,229)     (124,580)
                                    -------------- ------------- --------------- ------------------ ------------- -------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 368,788        380,110       48,644             35,504            12,326       175,818
  Net transfers (including
     fixed account)                       9,327        (16,505)      93,663            (49,327)          100,450       668,412
  Policy charges                       (345,746)      (363,818)     (48,547)           (47,048)          (14,795)     (172,015)
  Transfers for policy benefits
     and terminations                   (18,067)       (15,165)    (172,787)           (53,030)               --        (6,917)
                                    -------------- ------------- --------------- ------------------ ------------- -------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions               14,302        (15,378)     (79,027)          (113,901)           97,981       665,298
                                    -------------- ------------- --------------- ------------------ ------------- -------------
     Net increase (decrease)
       in net assets                      7,988         75,155      (92,577)           (90,647)           87,752       540,718
NET ASSETS:
  Beginning of year                   1,049,905        974,750      203,793            294,440                --            --
                                    -------------- ------------- --------------- ------------------ ------------- -------------
  End of year                       $ 1,057,893    $ 1,049,905    $ 111,216          $ 203,793          $ 87,752     $ 540,718
                                    ============== ============= =============== ================== ============= =============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

  MFS VIT CORE EQUITY        MFS VIT GLOBAL EQUITY                 MFS VIT GROWTH     MFS VIT HIGH INCOME
             DIVISION                     DIVISION                       DIVISION                DIVISION
---------------------- ---------------------------- ------------------------------ -----------------------
    2011         2010           2011          2010           2011            2010        2011        2010
----------- ---------- -------------- ------------- -------------- --------------- ----------- -----------
  $ (166)       $ 945        $ 5,227      $ 13,705      $ (56,548)      $ (60,432)      $ 218    $ 10,311
  36,599       (1,211)        56,133       (53,689)       400,182         256,907       4,829      (1,487)
 (21,583)      43,865       (389,579)      728,028       (424,020)      1,155,018         209      12,051
----------- ---------- -------------- ------------- -------------- --------------- ----------- -----------
  14,850       43,599       (328,219)      688,044        (80,386)      1,351,493       5,256      20,875
----------- ---------- -------------- ------------- -------------- --------------- ----------- -----------
  29,100       28,634      2,047,847     2,083,135      2,585,139       2,708,054       5,767       5,903
(279,019)         373         86,461       (41,635)      (339,131)       (278,906)   (169,008)        172
 (30,763)     (33,056)    (1,375,204)   (1,333,213)    (1,860,223)     (1,903,900)     (6,924)     (7,837)
    (527)          --       (601,625)     (880,635)      (840,472)     (1,269,568)        (23)     (8,868)
----------- ---------- -------------- ------------- -------------- --------------- ----------- -----------
(281,209)      (4,049)       157,479      (172,348)      (454,687)       (744,320)   (170,188)    (10,630)
----------- ---------- -------------- ------------- -------------- --------------- ----------- -----------
(266,359)      39,550       (170,740)      515,696       (535,073)        607,173    (164,932)     10,245
 310,902      271,352      6,435,673     5,919,977     10,361,080       9,753,907     169,633     159,388
----------- ---------- -------------- ------------- -------------- --------------- ----------- -----------
$ 44,543    $ 310,902    $ 6,264,933   $ 6,435,673    $ 9,826,007    $ 10,361,080     $ 4,701   $ 169,633
=========== ========== ============== ============= ============== =============== =========== ===========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                    MFS VIT INVESTORS GROWTH STOCK MFS VIT INVESTORS TRUST  MFS VIT MID CAP GROWTH
                                                          DIVISION                DIVISION                DIVISION
                                    ------------------------------ ----------------------- -----------------------
                                         2011             2010          2011        2010        2011        2010
                                    ------------- ---------------- ------------ ---------- ----------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ (328)          $ (418)         $ 19        $ 44      $ (295)     $ (535)
  Net realized gains (losses)           3,668              384           926         554         274     (26,286)
  Change in unrealized gains
     (losses) on investments           (3,248)          15,832        (1,099)        351      (2,534)     54,621
                                    ------------ ---------------- ------------ ---------- ----------- -----------
     Net increase (decrease)
       in net assets resulting
       from operations                     92           15,798          (154)        949      (2,555)     27,800
                                    ------------ ---------------- ------------ ---------- ----------- -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                19,365           16,798        19,651      21,164      23,287      19,838
  Net transfers (including
     fixed account)                    (3,022)            (108)            3        (113)     (2,733)        105
  Policy charges                      (25,234)         (25,338)      (20,308)    (19,050)    (15,548)    (15,754)
  Transfers for policy benefits
     and terminations                  (3,340)              --          (341)         (8)     (4,306)   (153,537)
                                    ------------ ---------------- ------------ ---------- ----------- -----------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            (12,231)          (8,648)         (995)      1,993         700    (149,348)
                                    ------------ ---------------- ------------ ---------- ----------- -----------
     Net increase (decrease)
       in net assets                  (12,139)           7,150        (1,149)      2,942      (1,855)   (121,548)
NET ASSETS:
  Beginning of year                   152,700          145,550        12,108       9,166      37,049     158,597
                                    ------------ ---------------- ------------ ---------- ----------- -----------
  End of year                       $ 140,561        $ 152,700      $ 10,959    $ 12,108    $ 35,194    $ 37,049
                                    ============ ================ ============ ========== =========== ===========

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

  MFS VIT NEW DISCOVERY MFS VIT RESEARCH BOND       MFS VIT RESEARCH  MFS VIT STRATEGIC INCOME
               DIVISION              DIVISION               DIVISION                  DIVISION
------------------------ --------------------- ---------------------- ------------------------
     2011          2010        2011      2010        2011       2010      2011          2010
------------ ----------- ----------- --------- ----------- ---------- --------- --------------
 $ (1,190)     $ (1,052)      $ 647     $ 784      $ (248)     $ 487      $ 29          $ 19
   25,728         1,719         910       370      22,860      1,402        15             7
  (40,815)       43,254         375       997     (18,979)    17,919       (20)           33
------------ ----------- ----------- --------- ----------- ---------- --------- --------------
  (16,277)       43,921       1,932     2,151       3,633     19,808        24            59
------------ ----------- ----------- --------- ----------- ---------- --------- --------------
   30,583        26,628       6,444     5,267      52,044     48,780     3,329         3,126
   (4,630)          (10)        160       115     (38,218)        --       (55)          115
  (37,199)      (35,427)     (7,565)   (6,821)    (54,534)   (51,760)   (3,302)       (3,047)
     (516)      (16,922)     (1,816)       (3)    (69,320)   (52,997)       --           (12)
------------ ----------- ----------- --------- ----------- ---------- --------- --------------
  (11,762)      (25,731)     (2,777)   (1,442)   (110,028)   (55,977)      (28)          182
------------ ----------- ----------- --------- ----------- ---------- --------- --------------
  (28,039)       18,190        (845)      709    (106,395)   (36,169)       (4)          241
  163,521       145,331      33,498    32,789     164,700    200,869       643           402
------------ ----------- ----------- --------- ----------- ---------- --------- --------------
$ 135,482     $ 163,521    $ 32,653  $ 33,498    $ 58,305  $ 164,700     $ 639         $ 643
============ =========== =========== ========= =========== ========== ========= ==============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                       MFS VIT TOTAL RETURN       MFS VIT UTILITIES           MFS VIT VALUE
                                                   DIVISION                DIVISION                DIVISION
                                    ----------------------- ----------------------- -----------------------
                                         2011         2010         2011       2010         2011       2010
                                    ------------ ---------- ------------ ---------- ------------ ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 5,897      $ 6,671      $ 3,238    $ 2,824      $ 1,253    $ 1,263
  Net realized gains (losses)            (411)      (4,910)        (539)    (2,200)       3,444        272
  Change in unrealized gains
     (losses) on investments           (2,246)      26,752        4,832     14,099       (5,874)    16,070
                                    ------------ ---------- ------------ ---------- ------------ ----------
     Net increase (decrease)
       in net assets resulting
       from operations                  3,240       28,513        7,531     14,723       (1,177)    17,605
                                    ------------ ---------- ------------ ---------- ------------ ----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                56,189       50,506        9,751      9,434       21,941     19,746
  Net transfers (including
     fixed account)                    (5,310)     (15,888)         321       (110)         245        (53)
  Policy charges                      (64,432)     (61,688)     (11,358)   (10,606)     (22,615)   (20,174)
  Transfers for policy benefits
     and terminations                 (16,504)      (5,400)      (4,186)    (4,580)     (10,327)    (8,298)
                                    ------------ ---------- ------------ ---------- ------------ ----------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            (30,057)     (32,470)      (5,472)    (5,862)     (10,756)    (8,779)
                                    ------------ ---------- ------------ ---------- ------------ ----------
     Net increase (decrease)
       in net assets                  (26,817)      (3,957)       2,059      8,861      (11,933)     8,826
NET ASSETS:
  Beginning of year                   332,862      336,819      125,480    116,619      181,491    172,665
                                    ------------ ---------- ------------ ---------- ------------ ----------
  End of year                       $ 306,045    $ 332,862    $ 127,539  $ 125,480    $ 169,558  $ 181,491
                                    ============ ========== ============ ========== ============ ==========

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                                      MIST LORD ABBETT
MFS VIT II MONEY MARKET MIST BLACKROCK LARGE CAP CORE         MIST JANUS FORTY          BOND DEBENTURE
               DIVISION                      DIVISION                 DIVISION                DIVISION
----------------------- ----------------------------- ------------------------ -----------------------
    2011          2010         2011            2010         2011        2010         2011        2010
----------- ----------- ------------- --------------- ------------ ----------- ------------ ----------
  $ (446)       $ (446)       $ 653          $ (245)     $ 3,213      $ (305)    $ 23,011       $ 228
      --            --        3,593             533       (5,359)      1,758        2,041       1,211
      --            --      (10,300)         15,735      (56,405)     20,088       (8,956)     11,567
----------- ----------- ------------- --------------- ------------ ----------- ------------ ----------
    (446)         (446)      (6,054)         16,023      (58,551)     21,541       16,096      13,006
----------- ----------- ------------- --------------- ------------ ----------- ------------ ----------
 103,379        99,433      468,543         241,049      832,956     394,540      450,468     350,450
      (3)            5        3,268            (160)     (20,763)      6,916       10,887       5,958
(102,011)      (98,003)    (221,565)        (94,951)    (398,833)   (209,375)    (189,397)    (82,092)
      (1)           (1)     (27,104)         (1,913)     (14,903)    (11,356)     (18,197)     (8,797)
----------- ----------- ------------- --------------- ------------ ----------- ------------ ----------
   1,364         1,434      223,142         144,025      398,457     180,725      253,761     265,519
----------- ----------- ------------- --------------- ------------ ----------- ------------ ----------
     918           988      217,088         160,048      339,906     202,266      269,857     278,525
  58,673        57,685      166,587           6,539      218,372      16,106      291,302      12,777
----------- ----------- ------------- --------------- ------------ ----------- ------------ ----------
$ 59,591      $ 58,673    $ 383,675       $ 166,587    $ 558,278   $ 218,372    $ 561,159   $ 291,302
=========== =========== ============= =============== ============ =========== ============ ==========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                 MIST MFS
                                    MIST MET/TEMPLETON GROWTH     EMERGING MARKETS EQUITY MORGAN STANLEY EUROPEAN EQUITY
                                                     DIVISION                    DIVISION                       DIVISION
                                    ------------------------- --------------------------- ------------------------------
                                         2011          2010           2011           2010        2011             2010
                                    ------------ ------------ -------------- ------------ ------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 2,778        $ (189)      $ 23,423        $ 8,676     $ 6,750          $ 7,150
  Net realized gains (losses)           2,241           514         60,920         45,441     (14,731)         (53,434)
  Change in unrealized gains
     (losses) on investments          (44,426)       14,658       (667,522)       432,107     (39,993)          65,286
                                    ------------ ------------ -------------- ------------ ------------ -----------------
     Net increase (decrease)
       in net assets resulting
       from operations                (39,407)       14,983       (583,179)       486,224     (47,974)          19,002
                                    ------------ ------------ -------------- ------------ ------------ -----------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               648,195       271,040      1,338,674      1,252,497     102,678           97,312
  Net transfers (including
     fixed account)                       423         1,537        (61,988)       164,728        (634)         (55,598)
  Policy charges                     (276,553)     (135,585)      (681,897)      (607,751)    (95,276)         (90,891)
  Transfers for policy benefits
     and terminations                 (13,073)         (961)      (317,577)      (355,666)    (17,308)         (17,521)
                                    ------------ ------------ -------------- ------------ ------------ -----------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            358,992       136,031        277,212        453,808     (10,540)         (66,698)
                                    ------------ ------------ -------------- ------------ ------------ -----------------
     Net increase (decrease)
       in net assets                  319,585       151,014       (305,967)       940,032     (58,514)         (47,696)
NET ASSETS:
  Beginning of year                   173,861        22,847      2,841,588      1,901,556     469,888          517,584
                                    ------------ ------------ -------------- ------------ ------------ -----------------
  End of year                       $ 493,446     $ 173,861    $ 2,535,621    $ 2,841,588   $ 411,374        $ 469,888
                                    ============ ============ ============== ============ ============ =================

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

         MORGAN STANLEY                                                                     MORGAN STANLEY
  GLOBAL INFRASTRUCTURE MORGAN STANLEY INCOME PLUS MORGAN STANLEY MONEY MARKET            MULTI CAP GROWTH
               DIVISION                   DIVISION                    DIVISION                    DIVISION
----------------------- -------------------------- --------------------------- ---------------------------
     2011         2010         2011         2010         2011          2010           2011         2010
------------ ---------- ------------- ------------ ------------- ------------- -------------- ------------
  $ 3,204      $ 2,740     $ 15,031     $ 15,282     $ (4,592)     $ (6,137)        $ (9,366)    $ (8,730)
    5,251       (1,937)       2,533       14,017           --            --          198,364       74,103
   13,130        8,304      (14,694)      (5,420)          --            --         (268,834)     228,931
------------ ---------- ------------- ------------ ------------- ------------- -------------- ------------
   21,585        9,107        2,870       23,879       (4,592)       (6,137)         (79,836)     294,304
------------ ---------- ------------- ------------ ------------- ------------- -------------- ------------
   52,417       57,961       28,419       28,118      580,828       589,607          440,504      450,503
   37,817       13,350       86,210      (46,745)      43,099       (62,921)        (144,568)      86,443
  (62,962)     (55,833)     (32,628)     (35,298)    (567,391)     (565,102)        (446,171)    (455,732)
   (4,109)      (5,213)    (188,807)     (55,980)    (309,185)      (32,103)        (206,897)    (105,029)
------------ ---------- ------------- ------------ ------------- ------------- -------------- ------------
   23,163       10,265     (106,806)    (109,905)    (252,649)      (70,519)        (357,132)     (23,815)
------------ ---------- ------------- ------------ ------------- ------------- -------------- ------------
   44,748       19,372     (103,936)     (86,026)    (257,241)      (76,656)        (436,968)     270,489
  137,735      118,363      214,515      300,541      688,040       764,696        1,465,607    1,195,118
------------ ---------- ------------- ------------ ------------- ------------- -------------- ------------
$ 182,483    $ 137,735    $ 110,579    $ 214,515    $ 430,799     $ 688,040      $ 1,028,639  $ 1,465,607
============ ========== ============= ============ ============= ============= ============== ============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                              MSF BARCLAYS
                                    MORGAN STANLEY STRATEGIST CAPITAL AGGREGATE BOND INDEX MSF BLACKROCK LARGE CAP VALUE
                                                     DIVISION                     DIVISION                      DIVISION
                                    ------------------------- ---------------------------- -----------------------------
                                         2011          2010         2011           2010         2011            2010
                                    ------------ ------------ ------------- -------------- ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 3,169       $ 2,286     $ 14,958          $ (46)     $ 1,155          $ (530)
  Net realized gains (losses)          22,257       (11,227)         193             48        4,775             904
  Change in unrealized gains
     (losses) on investments          (47,368)       29,705       27,081         (2,100)      (7,671)         22,938
                                    ------------ ------------ ------------- -------------- ------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                (21,942)       20,764       42,232         (2,098)      (1,741)         23,312
                                    ------------ ------------ ------------- -------------- ------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               108,758       136,271      817,018        500,644      608,134         348,327
  Net transfers (including
     fixed account)                   (35,651)       14,713        4,458          7,985        4,390         (10,432)
  Policy charges                     (105,679)     (135,247)    (351,054)      (177,575)    (289,653)       (128,546)
  Transfers for policy benefits
     and terminations                 (48,223)      (26,793)     (30,237)       (12,693)     (16,928)         (8,089)
                                    ------------ ------------ ------------- -------------- ------------- ---------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            (80,795)      (11,056)     440,185        318,361      305,943         201,260
                                    ------------ ------------ ------------- -------------- ------------- ---------------
     Net increase (decrease)
       in net assets                 (102,737)        9,708      482,417        316,263      304,202         224,572
NET ASSETS:
  Beginning of year                   356,217       346,509      328,914         12,651      231,496           6,924
                                    ------------ ------------ ------------- -------------- ------------- ---------------
  End of year                       $ 253,480     $ 356,217    $ 811,331      $ 328,914    $ 535,698       $ 231,496
                                    ============ ============ ============= ============== ============= ===============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

           MSF BLACKROCK                                           MSF METLIFE
 LEGACY LARGE CAP GROWTH   MSF BLACKROCK MONEY MARKET      MID CAP STOCK INDEX MSF METLIFE STOCK INDEX
                DIVISION                     DIVISION                 DIVISION                 DIVISION
------------------------ ---------------------------- ------------------------ ------------------------
     2011          2010           2011          2010         2011        2010         2011        2010
------------ ----------- -------------- ------------- ------------ ----------- ------------ -----------
 $ (4,052)       $ (709)     $ (17,254)     $ (6,676)       $ 579      $ (420)     $ 3,283      $ (177)
    3,337         1,130             --            --       32,141       2,819        5,574       1,078
  (82,520)       38,958             --            --      (60,308)     35,393       (7,822)     11,089
------------ ----------- -------------- ------------- ------------ ----------- ------------ -----------
  (83,235)       39,379        (17,254)       (6,676)     (27,588)     37,792        1,035      11,990
------------ ----------- -------------- ------------- ------------ ----------- ------------ -----------
1,075,460       434,094     18,168,285    10,180,284      944,211     377,896      618,852     265,173
  (11,261)       23,537       (372,322)      (95,888)       8,018      21,323        6,228       8,826
 (455,226)     (204,569)   (17,277,385)   (7,980,638)    (430,840)   (196,073)    (289,185)   (143,213)
  (30,550)       (3,794)      (181,270)      (85,345)     (41,054)         --      (26,132)     (5,716)
------------ ----------- -------------- ------------- ------------ ----------- ------------ -----------
  578,423       249,268        337,308     2,018,413      480,335     203,146      309,763     125,070
------------ ----------- -------------- ------------- ------------ ----------- ------------ -----------
  495,188       288,647        320,054     2,011,737      452,747     240,938      310,798     137,060
  291,459         2,812      2,233,215       221,478      268,286      27,348      141,202       4,142
------------ ----------- -------------- ------------- ------------ ----------- ------------ -----------
$ 786,647     $ 291,459    $ 2,553,269   $ 2,233,215    $ 721,033   $ 268,286    $ 452,000   $ 141,202
============ =========== ============== ============= ============ =========== ============ ===========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                       MSF MFS TOTAL RETURN           MSF MFS VALUE MSF MORGAN STANLEY EAFE INDEX
                                                   DIVISION                DIVISION                      DIVISION
                                    ----------------------- ----------------------- -----------------------------
                                         2011         2010         2011       2010         2011            2010
                                    ------------ ---------- ------------ ---------- ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 9,142      $ 1,047      $ 1,373     $ (183)     $ 5,038           $ 384
  Net realized gains (losses)           1,968          409        1,060        660       (9,548)          1,926
  Change in unrealized gains
     (losses) on investments           (7,138)       9,172       (3,382)     8,276      (57,564)         10,304
                                    ------------ ---------- ------------ ---------- ------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                  3,972       10,628         (949)     8,753      (62,074)         12,614
                                    ------------ ---------- ------------ ---------- ------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               609,107      158,373      238,970    116,448      515,322         185,291
  Net transfers (including
     fixed account)                    (2,246)       3,566       20,118     18,737      (13,365)         10,795
  Policy charges                     (149,102)     (67,731)     (94,108)   (42,220)    (176,835)        (89,103)
  Transfers for policy benefits
     and terminations                 (20,416)      (4,713)      (8,071)        --      (26,872)         (4,319)
                                    ------------ ---------- ------------ ---------- ------------- ---------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            437,343       89,495      156,909     92,965      298,250         102,664
                                    ------------ ---------- ------------ ---------- ------------- ---------------
     Net increase (decrease)
       in net assets                  441,315      100,123      155,960    101,718      236,176         115,278
NET ASSETS:
  Beginning of year                   150,614       50,491      106,338      4,620      145,564          30,286
                                    ------------ ---------- ------------ ---------- ------------- ---------------
  End of year                       $ 591,929    $ 150,614    $ 262,298  $ 106,338    $ 381,740       $ 145,564
                                    ============ ========== ============ ========== ============= ===============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

         MSF RUSSELL 2000 INDEX PUTNAM VT DIVERSIFIED INCOME     PUTNAM VT EQUITY INCOME PUTNAM VT GLOBAL ASSET ALLOCATION
                       DIVISION                     DIVISION                    DIVISION                          DIVISION
------------------------------- ---------------------------- --------------------------- ---------------------------------
        2011            2010         2011           2010           2011           2010         2011                2010
--------------- --------------- ------------- -------------- -------------- ------------ ------------- -------------------
    $ 47,612        $ 42,327     $ 22,806       $ 32,483         $ 47,730       $ 43,686     $ 11,285            $ 13,567
     145,396        (123,819)      (5,638)          (644)         125,453        132,558          821              (1,137)
    (891,276)      3,164,863      (26,643)        (4,285)        (146,290)       229,213      (14,840)             23,726
--------------- --------------- ------------- -------------- -------------- ------------ ------------- -------------------
    (698,268)      3,083,371       (9,475)        27,554           26,893        405,457       (2,734)             36,156
--------------- --------------- ------------- -------------- -------------- ------------ ------------- -------------------
   4,946,048       4,733,065       22,860         10,853        1,371,734      1,476,959       35,080              34,807
     (69,122)        190,575           94         (1,508)         201,120        (40,692)      (1,082)              7,658
  (3,253,634)     (3,141,838)     (27,808)       (18,344)        (902,682)      (887,624)     (29,450)            (28,299)
  (1,097,494)     (1,907,016)     (34,491)          (287)        (376,351)      (467,478)      (2,615)             (9,110)
--------------- --------------- ------------- -------------- -------------- ------------ ------------- -------------------
     525,798        (125,214)     (39,345)        (9,286)         293,821         81,165        1,933               5,056
--------------- --------------- ------------- -------------- -------------- ------------ ------------- -------------------
    (172,470)      2,958,157      (48,820)        18,268          320,714        486,622         (801)             41,212
  14,707,645      11,749,488      249,940        231,672        3,758,865      3,272,243      293,920             252,708
--------------- --------------- ------------- -------------- -------------- ------------ ------------- -------------------
$ 14,535,175    $ 14,707,645    $ 201,120      $ 249,940      $ 4,079,579    $ 3,758,865    $ 293,119           $ 293,920
=============== =============== ============= ============== ============== ============ ============= ===================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                     PUTNAM VT GLOBAL EQUITY PUTNAM VT GLOBAL UTILITIES PUTNAM VT GROWTH AND INCOME
                                                    DIVISION                   DIVISION                    DIVISION
                                    ------------------------ -------------------------- ---------------------------
                                         2011         2010        2011          2010         2011          2010
                                    ------------ ----------- ------------ ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 3,093      $ 3,288       $ 597         $ 713      $ 2,372       $ 2,940
  Net realized gains (losses)             183       (4,186)       (703)         (734)      (7,042)      (13,447)
  Change in unrealized gains
     (losses) on investments          (14,664)      19,168        (742)          195      (11,600)       49,067
                                    ------------ ----------- ------------ ------------- ------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                (11,388)      18,270        (848)          174      (16,270)       38,560
                                    ------------ ----------- ------------ ------------- ------------- -------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                35,877       34,857       7,419         8,819       67,802        72,755
  Net transfers (including
     fixed account)                       226         (969)         94           (63)          88           176
  Policy charges                      (32,520)     (30,945)     (5,606)       (6,040)     (56,389)      (61,754)
  Transfers for policy benefits
     and terminations                  (1,385)      (6,598)     (6,486)       (4,615)     (21,278)       (6,784)
                                    ------------ ----------- ------------ ------------- ------------- -------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              2,198       (3,655)     (4,579)       (1,899)      (9,777)        4,393
                                    ------------ ----------- ------------ ------------- ------------- -------------
     Net increase (decrease)
       in net assets                   (9,190)      14,615      (5,427)       (1,725)     (26,047)       42,953
NET ASSETS:
  Beginning of year                   216,734      202,119      18,745        20,470      327,380       284,427
                                    ------------ ----------- ------------ ------------- ------------- -------------
  End of year                       $ 207,544    $ 216,734    $ 13,318      $ 18,745    $ 301,333     $ 327,380
                                    ============ =========== ============ ============= ============= =============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

         PUTNAM VT HIGH YIELD             PUTNAM VT INCOME PUTNAM VT INTERNATIONAL EQUITY PUTNAM VT INTERNATIONAL GROWTH
                     DIVISION                     DIVISION                       DIVISION                       DIVISION
----------------------------- ---------------------------- ------------------------------ ------------------------------
       2011           2010           2011            2010         2011             2010        2011              2010
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ -----------------
  $ 524,541      $ 403,154      $ 716,128       $ 865,843      $ 6,354          $ 7,550     $ 1,503           $ 1,796
     11,675          8,059          7,397          43,912       (8,239)         (22,545)      3,738               894
   (465,637)       411,680       (345,794)       (150,859)     (41,662)          33,499     (18,968)            7,005
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ -----------------
     70,579        822,893        377,731         758,896      (43,547)          18,504     (13,727)            9,695
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ -----------------
  2,304,999      2,156,758      2,264,095       2,081,247       58,468           53,463      16,937            22,891
   (123,707)       475,379         92,898          94,136           94          (23,690)         --            (1,952)
 (1,385,252)    (1,322,007)    (1,481,323)     (1,390,548)     (39,027)         (37,027)    (14,337)          (14,116)
   (475,977)      (705,079)      (596,836)       (881,179)      (8,544)         (20,505)    (14,264)           (2,108)
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ -----------------
    320,063        605,051        278,834         (96,344)      10,991          (27,759)    (11,664)            4,715
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ -----------------
    390,642      1,427,944        656,565         662,552      (32,556)          (9,255)    (25,391)           14,410
  7,076,309      5,648,365      8,877,182       8,214,630      244,191          253,446      90,995            76,585
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ -----------------
$ 7,466,951    $ 7,076,309    $ 9,533,747     $ 8,877,182    $ 211,635        $ 244,191    $ 65,604          $ 90,995
============== ============== ============== ============= ============= ================ ============ =================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                   PUTNAM VT INTERNATIONAL VALUE    PUTNAM VT INVESTORS   PUTNAM VT MONEY MARKET
                                                        DIVISION               DIVISION                 DIVISION
                                    ----------------------------- --------------------- ------------------------
                                          2011             2010        2011      2010         2011        2010
                                    ------------ ---------------- ----------- --------- ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 1,266          $ 1,670       $ 102     $ 106     $ (4,400)   $ (4,378)
  Net realized gains (losses)           (2,927)          (5,571)        199      (289)          --          --
  Change in unrealized gains
     (losses) on investments            (6,194)           7,326        (395)    2,051           --          --
                                    ------------ ---------------- ----------- --------- ------------ -----------
     Net increase (decrease)
       in net assets resulting
       from operations                  (7,855)           3,425         (94)    1,868       (4,400)     (4,378)
                                    ------------ ---------------- ----------- --------- ------------ -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 10,660           12,923       3,760     3,286      233,895     232,387
  Net transfers (including
     fixed account)                         --           (1,857)        147       159        2,182      (2,319)
  Policy charges                        (9,348)          (9,448)     (3,037)   (3,035)    (244,583)   (238,619)
  Transfers for policy benefits
     and terminations                   (7,271)          (5,027)       (116)       (2)      (1,812)         --
                                    ------------ ---------------- ----------- --------- ------------ -----------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              (5,959)          (3,409)        754       408      (10,318)     (8,551)
                                    ------------ ---------------- ----------- --------- ------------ -----------
     Net increase (decrease)
       in net assets                   (13,814)              16         660     2,276      (14,718)    (12,929)
NET ASSETS:
  Beginning of year                     63,109           63,093      17,332    15,056      614,358     627,287
                                    ------------ ---------------- ----------- --------- ------------ -----------
  End of year                         $ 49,295         $ 63,109    $ 17,992  $ 17,332    $ 599,640   $ 614,358
                                    ============ ================ =========== ========= ============ ===========

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

   PUTNAM VT MULTI-CAP GROWTH            PUTNAM VT VOYAGER T. ROWE PRICE ES EQUITY INCOME T. ROWE PRICE ES MID-CAP GROWTH
                     DIVISION                     DIVISION                       DIVISION                        DIVISION
----------------------------- ---------------------------- ------------------------------ -------------------------------
       2011           2010           2011          2010        2011              2010         2011              2010
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ ------------------
  $ (22,978)      $ (9,917)     $ (30,050)       $ 43,939       $ 393             $ 492      $ (1,280)         $ (1,089)
    127,151         10,361        239,419         186,685         971            (1,191)       23,216             8,020
   (459,910)     1,014,785     (1,457,241)        886,898      (1,476)            5,802       (24,718)           28,836
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ ------------------
   (355,737)     1,015,229     (1,247,872)      1,117,522        (112)            5,103        (2,782)           35,767
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ ------------------
  1,664,559      1,668,538      1,812,514       1,647,500      15,505            15,787        29,119            25,907
    (22,295)      (195,744)      (202,207)         46,972          --            (4,119)       (2,531)           (2,385)
 (1,182,370)    (1,142,658)    (1,122,910)     (1,123,522)    (11,302)          (10,707)      (18,827)          (17,603)
   (405,691)      (555,599)      (490,753)       (621,955)     (5,880)           (5,950)       (9,087)           (7,450)
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ ------------------
     54,203       (225,463)        (3,356)        (51,005)     (1,677)           (4,989)       (1,326)           (1,531)
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ ------------------
   (301,534)       789,766     (1,251,228)      1,066,517      (1,789)              114        (4,108)           34,236
  6,374,310      5,584,544      6,937,095       5,870,578      41,950            41,836       170,867           136,631
-------------- -------------- -------------- ------------- ------------- ---------------- ------------ ------------------
$ 6,072,776    $ 6,374,310    $ 5,685,867     $ 6,937,095    $ 40,161          $ 41,950     $ 166,759         $ 170,867
============== ============== ============== ============= ============= ================ ============ ==================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                              T. ROWE PRICE ES                T. ROWE PRICE ES             T. ROWE PRICE FIS
                                            NEW AMERICA GROWTH      PERSONAL STRATEGY BALANCED             LIMITED-TERM BOND
                                                      DIVISION                        DIVISION                      DIVISION
                                    ----------------------------- ------------------------------- -----------------------------
                                           2011           2010            2011            2010           2011           2010
                                    -------------- -------------- --------------- --------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ (41,790)     $ (37,823)      $ 267,377       $ 314,841      $ 131,054      $ 163,795
  Net realized gains (losses)           809,107        244,859         281,309          48,307         81,291         31,640
  Change in unrealized gains
     (losses) on investments           (904,049)     1,047,108        (763,465)      2,050,136       (145,947)       (20,592)
                                    -------------- -------------- --------------- --------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (136,732)     1,254,144        (214,779)      2,413,284         66,398        174,843
                                    -------------- -------------- --------------- --------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               2,438,340      2,370,164       5,396,566       5,530,091      3,077,648      3,044,900
  Net transfers (including
     fixed account)                     (65,346)       (51,211)       (162,559)        (50,125)      (532,543)       (87,176)
  Policy charges                     (1,764,157)    (1,664,977)     (3,726,327)     (3,710,900)    (2,131,787)    (1,932,334)
  Transfers for policy benefits
     and terminations                  (714,109)      (826,912)     (2,364,308)     (2,232,245)      (417,989)      (670,757)
                                    -------------- -------------- --------------- --------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions             (105,272)      (172,936)       (856,628)       (463,179)        (4,671)       354,633
                                    -------------- -------------- --------------- --------------- -------------- --------------
     Net increase (decrease)
       in net assets                   (242,004)     1,081,208      (1,071,407)      1,950,105         61,727        529,476
NET ASSETS:
  Beginning of year                   7,794,267      6,713,059      20,701,355      18,751,251      8,143,820      7,614,344
                                    -------------- -------------- --------------- --------------- -------------- --------------
  End of year                       $ 7,552,263    $ 7,794,267    $ 19,629,948    $ 20,701,355    $ 8,205,547    $ 8,143,820
                                    ============== ============== =============== =============== ============== ==============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Paragon Separate Account B (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on January 4, 1993 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable
 Insurance Funds) ("Invesco V.I.")
American Funds Insurance Series ("American Funds")
DWS Variable Series I ("DWS I")
DWS Variable Series II ("DWS II")
Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*
MFS Variable Insurance Trust ("MFS VIT")
MFS Variable Insurance Trust II ("MFS VIT II")
Morgan Stanley Variable Investment Series ("Morgan
 Stanley")
Putnam Variable Trust ("Putnam VT")
T. Rowe Price Equity Series, Inc. ("T. Rowe Price ES")
T. Rowe Price Fixed Income Series, Inc. ("T. Rowe
 Price FIS")

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF DIVISIONS
Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the policy owner. The following Divisions were available for investment as of December 31, 2011:

American Funds New World Division
American Funds U.S. Government/AAA-Rated
 Securities Division
DWS I Bond Division
DWS I Capital Growth Division
DWS I Global Small Cap Growth Division
DWS I Growth & Income Division
DWS I International Division
DWS II Balanced Division
DWS II Money Market Division
DWS II Small Mid Cap Growth Division
Fidelity VIP Asset Manager Division
Fidelity VIP Asset Manager: Growth Division
Fidelity VIP Contrafund Division
Fidelity VIP Equity-Income Division
Fidelity VIP Freedom 2010 Division
Fidelity VIP Freedom 2020 Division
Fidelity VIP Freedom 2030 Division
Fidelity VIP Freedom 2040 Division
Fidelity VIP Freedom 2050 Division
Fidelity VIP Growth Division
Fidelity VIP High Income Division
Fidelity VIP Index 500 Division
Fidelity VIP Investment Grade Bond Division
Fidelity VIP Mid Cap Division
Fidelity VIP Money Market Division
Fidelity VIP Overseas Division
Fidelity VIP Real Estate Division
Fidelity VIP Value Division
Invesco V.I. Dividend Growth Division
Invesco V.I. High Yield Securities Division
Invesco V.I. Van Kampen Equity and Income Division*
Invesco V.I. Van Kampen Global Value Equity Division*
MFS VIT Core Equity Division
MFS VIT Global Equity Division
MFS VIT Growth Division

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF DIVISIONS -- (CONTINUED)

MFS VIT High Income Division
MFS VIT Investors Growth Stock Division
MFS VIT Investors Trust Division
MFS VIT Mid Cap Growth Division
MFS VIT New Discovery Division
MFS VIT Research Bond Division
MFS VIT Research Division
MFS VIT Strategic Income Division
MFS VIT Total Return Division
MFS VIT Utilities Division
MFS VIT Value Division
MFS VIT II Money Market Division
MIST BlackRock Large Cap Core Division
MIST Janus Forty Division
MIST Lord Abbett Bond Debenture Division
MIST Met/Templeton Growth Division
MIST MFS Emerging Markets Equity Division
Morgan Stanley European Equity Division
Morgan Stanley Global Infrastructure Division
Morgan Stanley Income Plus Division
Morgan Stanley Money Market Division
Morgan Stanley Multi Cap Growth Division
Morgan Stanley Strategist Division
MSF Barclays Capital Aggregate Bond Index Division
MSF BlackRock Large Cap Value Division
MSF BlackRock Legacy Large Cap Growth Division
MSF BlackRock Money Market Division
MSF MetLife Mid Cap Stock Index Division
MSF MetLife Stock Index Division
MSF MFS Total Return Division
MSF MFS Value Division
MSF Morgan Stanley EAFE Index Division
MSF Russell 2000 Index Division
Putnam VT Diversified Income Division
Putnam VT Equity Income Division
Putnam VT Global Asset Allocation Division
Putnam VT Global Equity Division
Putnam VT Global Utilities Division
Putnam VT Growth and Income Division
Putnam VT High Yield Division
Putnam VT Income Division
Putnam VT International Equity Division
Putnam VT International Growth Division
Putnam VT International Value Division
Putnam VT Investors Division
Putnam VT Money Market Division
Putnam VT Multi-Cap Growth Division
Putnam VT Voyager Division
T. Rowe Price ES Equity Income Division
T. Rowe Price ES Mid-Cap Growth Division
T. Rowe Price ES New America Growth Division
T. Rowe Price ES Personal Strategy Balanced Division
T. Rowe Price FIS Limited-Term Bond Division

*These Divisions began operations during the year ended December 31, 2011.

3. PORTFOLIO CHANGES

The following Divisions ceased operations during the year ended December 31, 2011:

Invesco V.I. Global Dividend Growth Division
Invesco V.I. Income Builder Division

The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2011:

NAME CHANGES:

FORMER NAME                                                  NEW NAME
-----------                                                  --------
DWS Global Opportunities VIP                                 DWS Global Small Cap Growth VIP
DWS Small Cap Growth VIP                                     DWS Small Mid Cap Growth VIP
(Morgan Stanley) The Capital Opportunities Portfolio         (Morgan Stanley) The Multi Cap Growth Portfolio

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. PORTFOLIO CHANGES -- (CONTINUED)

MERGERS:

FORMER PORTFOLIO                                            NEW PORTFOLIO
----------------                                            -------------
Invesco V.I. Global Dividend Growth Fund                    Invesco Van Kampen V.I. Global Value Equity Fund
Invesco V.I. Income Builder Fund                            Invesco Van Kampen V.I. Equity and Income Fund

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Divisions' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Divisions and credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Divisions within the Separate Account or, for certain policies, into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In May 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding fair value measurements (Accounting Standards Update ("ASU") 2011-04, FAIR VALUE MEASUREMENT (TOPIC 820): AMENDMENTS TO ACHIEVE COMMON FAIR VALUE MEASUREMENT AND DISCLOSURE REQUIREMENTS IN U.S. GAAP AND IFRSS), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards ("IFRS"). Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Separate Account does not expect the adoption of this new guidance to have a material impact on its financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2011:

Mortality and Expense Risk 0.75% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a policy year. An administrative charge of up to $6.50 is assessed per month per policy. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Divisions.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an affiliate of the Company.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                           FOR THE YEAR ENDED
                                                         AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                         ----------------------- ----------------------------
                                                                                       COST OF       PROCEEDS
                                                             SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                         ---------- ------------ ------------- --------------
American Funds New World Division                            62,075    1,357,701     1,203,836        406,047
American Funds U.S. Government/AAA-Rated Securities
  Division                                                   54,152      692,531       533,352        130,176
DWS I Bond Division                                          38,587      234,710        56,321         62,336
DWS I Capital Growth Division                                49,155      841,292       141,683        272,052
DWS I Global Small Cap Growth Division                       31,484      396,139       112,872         34,986
DWS I Growth & Income Division                               68,623      527,946       141,676        127,423
DWS I International Division                              1,175,648   11,113,437     1,466,654      1,407,759
DWS II Balanced Division                                     23,043      484,457       105,420        120,560
DWS II Money Market Division                             19,967,520   19,967,520    10,865,859     10,390,840
DWS II Small Mid Cap Growth Division                         14,915      186,268       107,001         36,879
Fidelity VIP Asset Manager Division                           2,027       29,356        21,302         18,316
Fidelity VIP Asset Manager: Growth Division                  11,975      157,168        33,323         19,679
Fidelity VIP Contrafund Division                          1,486,554   36,196,262     4,060,077      4,012,514
Fidelity VIP Equity-Income Division                       1,069,321   21,991,101     2,876,379      2,865,110
Fidelity VIP Freedom 2010 Division                          100,506    1,009,564       327,819        141,019
Fidelity VIP Freedom 2020 Division                          254,366    2,549,206     1,270,146        480,663
Fidelity VIP Freedom 2030 Division                          308,347    2,978,790     1,545,491        434,443
Fidelity VIP Freedom 2040 Division                           22,806      320,621       288,457         52,307
Fidelity VIP Freedom 2050 Division                           12,554      192,115       288,011        176,536
Fidelity VIP Growth Division                                491,715   16,247,732     3,085,139      3,355,807
Fidelity VIP High Income Division                            60,205      335,254       193,908         43,875
Fidelity VIP Index 500 Division                             290,903   37,108,937     6,551,645      5,456,267
Fidelity VIP Investment Grade Bond Division                  68,080      866,949       339,307        370,514
Fidelity VIP Mid Cap Division                               142,830    3,986,661     1,192,165        859,879
Fidelity VIP Money Market Division                        1,151,457    1,151,457     1,871,476      1,941,575
Fidelity VIP Overseas Division                               23,960      409,560        97,106         77,169
Fidelity VIP Real Estate Division                            44,540      613,254       145,490         97,540
Fidelity VIP Value Division                                  18,204      193,887        44,870         35,230
Invesco V.I. Dividend Growth Division                        75,348    1,045,687       360,761        338,469
Invesco V.I. High Yield Securities Division                 104,920      113,634       158,688        216,220
Invesco V.I. Van Kampen Equity and Income Division (a)        6,433       93,532       206,992        109,349
Invesco V.I. Van Kampen Global Value Equity Division (a)     79,517      643,311       824,980        163,228
MFS VIT Core Equity Division                                  2,906       42,999        18,181        299,550
MFS VIT Global Equity Division                              492,914    6,279,318     1,127,300        964,596
MFS VIT Growth Division                                     400,082    7,984,203     1,274,093      1,785,331
MFS VIT High Income Division                                    567        4,856         4,614        174,581
MFS VIT Investors Growth Stock Division                      12,767      124,013        13,128         25,686
MFS VIT Investors Trust Division                                565       10,844        13,886         14,861
MFS VIT Mid Cap Growth Division                               6,251       36,593        19,919         19,512
MFS VIT New Discovery Division                                9,481      135,086        40,376         34,727
MFS VIT Research Bond Division                                2,510       29,626         4,271          6,012
MFS VIT Research Division                                     3,105       52,956        34,725        145,000
MFS VIT Strategic Income Division                                64          639         1,144          1,143
MFS VIT Total Return Division                                16,516      311,461        39,280         63,434
MFS VIT Utilities Division                                    4,890      133,516        10,223         12,454
MFS VIT Value Division                                       13,372      159,085        19,649         28,445
MFS VIT II Money Market Division                             59,592       59,592        40,650         39,731
MIST BlackRock Large Cap Core Division                       44,355      378,299       298,053         74,257
MIST Janus Forty Division                                     8,771      594,130       685,447        283,779
MIST Lord Abbett Bond Debenture Division                     43,841      557,993       375,951         99,175
MIST Met/Templeton Growth Division                           57,244      522,766       460,064         98,291
MIST MFS Emerging Markets Equity Division                   270,852    2,605,963       916,112        615,924

(a) For the period May 2, 2011 to December 31, 2011.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                       FOR THE YEAR ENDED
                                                     AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                     ----------------------- ----------------------------
                                                                                   COST OF       PROCEEDS
                                                        SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                     --------- ------------- ------------- --------------
Morgan Stanley European Equity Division                 28,991       521,956        95,835         99,616
Morgan Stanley Global Infrastructure Division           20,928       186,949       102,192         66,158
Morgan Stanley Income Plus Division                      9,935       107,512       129,810        221,590
Morgan Stanley Money Market Division                   430,800       430,800       537,195        794,436
Morgan Stanley Multi Cap Growth Division                27,570       915,969       475,350        841,866
Morgan Stanley Strategist Division                      24,376       309,109       137,191        184,328
MSF Barclays Capital Aggregate Bond Index Division      70,063       786,415       594,906        139,763
MSF BlackRock Large Cap Value Division                  51,708       520,395       401,840         94,741
MSF BlackRock Legacy Large Cap Growth Division          31,529       830,177       726,563        152,193
MSF BlackRock Money Market Division                     25,533     2,553,269     3,597,058      3,277,001
MSF MetLife Mid Cap Stock Index Division                55,592       745,173       695,474        189,746
MSF MetLife Stock Index Division                        15,270       448,739       432,011        116,656
MSF MFS Total Return Division                            4,565       588,878       515,631         69,145
MSF MFS Value Division                                  21,447       257,339       190,255         31,973
MSF Morgan Stanley EAFE Index Division                  37,353       428,777       504,894        201,602
MSF Russell 2000 Index Division                      1,148,118    14,138,830     2,538,360      1,964,964
Putnam VT Diversified Income Division                   29,190       224,762        37,298         53,836
Putnam VT Equity Income Division                       300,854     3,227,420       894,807        553,261
Putnam VT Global Asset Allocation Division              20,759       292,036        42,338         29,119
Putnam VT Global Equity Division                        20,387       227,065        33,655         28,367
Putnam VT Global Utilities Division                      1,110        14,446         6,799         10,779
Putnam VT Growth and Income Division                    19,605       343,870        60,714         68,120
Putnam VT High Yield Division                        1,129,645     7,519,422     2,125,553      1,280,946
Putnam VT Income Division                              819,050     9,620,842     2,428,613      1,433,651
Putnam VT International Equity Division                 22,045       282,567        70,825         53,480
Putnam VT International Growth Division                  4,723        69,327        14,132         24,291
Putnam VT International Value Division                   6,193        66,868         9,825         14,516
Putnam VT Investors Division                             1,790        17,390         4,220          3,363
Putnam VT Money Market Division                        599,643       599,643       185,096        199,811
Putnam VT Multi-Cap Growth Division                    309,994     5,600,743       979,757        948,535
Putnam VT Voyager Division                             177,794     5,419,032     1,177,143      1,210,551
T. Rowe Price ES Equity Income Division                  2,068        39,846        15,898         17,180
T. Rowe Price ES Mid-Cap Growth Division                 7,840       174,767        47,483         30,636
T. Rowe Price ES New America Growth Division           372,767     7,205,306     1,794,933      1,351,240
T. Rowe Price ES Personal Strategy Balanced Division 1,102,806    18,747,205     2,929,959      3,519,214
T. Rowe Price FIS Limited-Term Bond Division         1,651,015     8,236,039     1,927,705      1,736,778

(a) For the period May 2, 2011 to December 31, 2011.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                                                    AMERICAN FUNDS
                                                                  U.S. GOVERNMENT/
                                  AMERICAN FUNDS NEW WORLD    AAA-RATED SECURITIES            DWS I BOND
                                                  DIVISION                DIVISION              DIVISION
                               --------------------------- ----------------------- ---------------------
                                   2011            2010        2011        2010        2011      2010
                               ----------- --------------- ----------- ----------- ----------- ---------
Units beginning of year          37,747           2,144      26,525       2,167      17,732    18,425
Units issued and transferred
  from other funding options    145,914          89,056     110,029      73,480       4,496     4,179
Units redeemed and transferred
  to other funding options      (96,562)        (53,453)    (74,906)    (49,122)     (5,595)   (4,872)
                               ----------- --------------- ----------- ----------- ----------- ---------
Units end of year                87,099          37,747      61,648      26,525      16,633    17,732
                               =========== =============== =========== =========== =========== =========

                                      DWS I INTERNATIONAL     DWS II BALANCED         DWS II MONEY MARKET
                                                 DIVISION            DIVISION                    DIVISION
                                  ----------------------- ------------------- ---------------------------
                                      2011        2010        2011      2010       2011            2010
                                  ----------- ----------- ----------- ------- ----------- ----------------
Units beginning of year            532,855     581,691      20,864    20,936   18,454,238      18,846,594
Units issued and transferred from
  other funding options            222,255     232,633       4,468     4,657   68,187,028      65,998,504
Units redeemed and transferred
  to other funding options        (224,689)   (281,469)     (5,198)   (4,729) (67,597,069)    (66,390,860)
                                  ----------- ----------- ----------- ------- ------------ ---------------
Units end of year                  530,421     532,855      20,134    20,864   19,044,197      18,454,238
                                  =========== =========== =========== ======= ============ ===============

                                     FIDELITY VIP CONTRAFUND    FIDELITY VIP EQUITY-INCOME    FIDELITY VIP FREEDOM 2010
                                                    DIVISION                      DIVISION                     DIVISION
                                  -------------------------- ----------------------------- ----------------------------
                                      2011           2010        2011              2010        2011             2010
                                  ----------- -------------- ----------- ----------------- ----------- ----------------
Units beginning of year            786,656        817,578     560,914           556,125      82,919           61,423
Units issued and transferred from
  other funding options            244,711        267,735     192,555           206,565      63,319           55,503
Units redeemed and transferred
  to other funding options        (245,385)      (298,657)   (200,728)         (201,776)    (47,905)         (34,007)
                                  ----------- -------------- ----------- ----------------- ----------- ----------------
Units end of year                  785,982        786,656     552,741           560,914      98,333           82,919
                                  =========== ============== =========== ================= =========== ================

                                     FIDELITY VIP FREEDOM 2050     FIDELITY VIP GROWTH    FIDELITY VIP HIGH INCOME
                                                      DIVISION                DIVISION                    DIVISION
                                  ---------------------------- ----------------------- ---------------------------
                                     2011           2010 (a)       2011        2010        2011            2010
                                  ---------- ----------------- ----------- ----------- ----------- ---------------
Units beginning of year             7,861                --     338,024     344,104       7,492           6,097
Units issued and transferred from
  other funding options            44,392             9,187     159,695     177,688      11,327           6,863
Units redeemed and transferred
  to other funding options        (35,981)           (1,326)   (164,492)   (183,768)     (6,065)         (5,468)
                                  ---------- ----------------- ----------- ----------- ----------- ---------------
Units end of year                  16,272             7,861     333,227     338,024      12,754           7,492
                                  ========== ================= =========== =========== =========== ===============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

                                 DWS I GLOBAL
   DWS I CAPITAL GROWTH      SMALL CAP GROWTH    DWS I GROWTH & INCOME
               DIVISION              DIVISION                 DIVISION
----------------------- --------------------- ------------------------
    2011        2010        2011      2010        2011         2010
----------- ----------- ----------- --------- ----------- ------------
  31,181      37,360      19,717    21,903      35,833       35,477
   5,422       6,580       6,341     3,963      10,642        7,818
  (9,068)    (12,759)     (2,303)   (6,149)     (9,943)      (7,462)
----------- ----------- ----------- --------- ----------- ------------
  27,535      31,181      23,755    19,717      36,532       35,833
=========== =========== =========== ========= =========== ============

         DWS II SMALL                                           FIDELITY VIP
       MID CAP GROWTH    FIDELITY VIP ASSET MANAGER    ASSET MANAGER: GROWTH
             DIVISION                      DIVISION                 DIVISION
--------------------- ----------------------------- ------------------------
    2011      2010        2011              2010        2011         2010
----------- --------- ----------- ----------------- ----------- ------------
  10,791    10,387       2,182               142      13,465       11,384
   7,606     3,630       4,756             5,911       6,436       25,115
  (2,797)   (3,226)     (4,544)           (3,871)     (5,398)     (23,034)
----------- --------- ----------- ----------------- ----------- ------------
  15,600    10,791       2,394             2,182      14,503       13,465
=========== ========= =========== ================= =========== ============

   FIDELITY VIP FREEDOM 2020    FIDELITY VIP FREEDOM 2030    FIDELITY VIP FREEDOM 2040
                    DIVISION                     DIVISION                    DIVISION
---------------------------- ---------------------------- ----------------------------
    2011             2010        2011             2010       2011           2010 (a)
----------- ---------------- ----------- ---------------- ---------- -----------------
 189,645          133,545     211,715          129,736      7,554                --
 335,176          210,819     353,309          235,333     52,729             9,909
(262,748)        (154,719)   (243,906)        (153,354)   (31,317)           (2,355)
----------- ---------------- ----------- ---------------- ---------- -----------------
 262,073          189,645     321,118          211,715     28,966             7,554
=========== ================ =========== ================ ========== =================

                             FIDELITY VIP INVESTMENT
   FIDELITY VIP INDEX 500                 GRADE BOND    FIDELITY VIP MID CAP
                 DIVISION                   DIVISION                DIVISION
------------------------- -------------------------- -----------------------
    2011          2010        2011           2010        2011        2010
----------- ------------- ----------- -------------- ----------- -----------
 226,033       227,836      32,742         42,072      90,556      61,259
  81,183        85,702      24,134         19,435      70,889      74,764
 (82,373)      (87,505)    (26,905)       (28,765)    (63,748)    (45,467)
----------- ------------- ----------- -------------- ----------- -----------
 224,843       226,033      29,971         32,742      97,697      90,556
=========== ============= =========== ============== =========== ===========

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                     FIDELITY VIP MONEY MARKET    FIDELITY VIP OVERSEAS    FIDELITY VIP REAL ESTATE
                                                      DIVISION                 DIVISION                    DIVISION
                                  ---------------------------- ------------------------ ---------------------------
                                        2011           2010        2011         2010        2011            2010
                                  ------------- -------------- ----------- ------------ ----------- ---------------
Units beginning of year              748,705      1,020,798      11,254       10,334      26,665          26,137
Units issued and transferred from
  other funding options            3,092,226      2,209,653       7,655        4,653      17,480          14,725
Units redeemed and transferred
  to other funding options        (3,130,676)    (2,481,746)     (7,131)      (3,733)    (14,693)        (14,197)
                                  ------------- -------------- ----------- ------------ ----------- ---------------
Units end of year                    710,255        748,705      11,778       11,254      29,452          26,665
                                  ============= ============== =========== ============ =========== ===============

                                     INVESCO V.I.    INVESCO V.I.
                                       VAN KAMPEN      VAN KAMPEN
                                       EQUITY AND    GLOBAL VALUE
                                           INCOME          EQUITY    MFS VIT CORE EQUITY    MFS VIT GLOBAL EQUITY
                                         DIVISION        DIVISION               DIVISION                 DIVISION
                                  --------------- --------------- ---------------------- ------------------------
                                       2011 (b)        2011 (b)       2011       2010        2011         2010
                                  --------------- --------------- ----------- ---------- ----------- ------------
Units beginning of year                     --              --      15,176     15,409     372,500      382,131
Units issued and transferred from
  other funding options                  8,918          40,794       1,628      1,839     171,788      189,984
Units redeemed and transferred
  to other funding options              (5,010)        (13,557)    (14,591)    (2,072)   (162,433)    (199,615)
                                  --------------- --------------- ----------- ---------- ----------- ------------
Units end of year                        3,908          27,237       2,213     15,176     381,855      372,500
                                  =============== =============== =========== ========== =========== ============

                                  MFS VIT INVESTORS TRUST    MFS VIT MID CAP GROWTH    MFS VIT NEW DISCOVERY
                                                 DIVISION                  DIVISION                 DIVISION
                               -------------------------- ------------------------- ------------------------
                                   2011           2010        2011          2010        2011         2010
                               ----------- -------------- ----------- ------------- ----------- ------------
Units beginning of year             537            448       5,438        29,954       6,843        8,230
Units issued and transferred
  from other funding options        979          1,118       3,731         4,158       1,486        2,440
Units redeemed and transferred
  to other funding options       (1,015)        (1,029)     (3,632)      (28,674)     (1,963)      (3,827)
                               ----------- -------------- ----------- ------------- ----------- ------------
Units end of year                   501            537       5,537         5,438       6,366        6,843
                               =========== ============== =========== ============= =========== ============

                                  MFS VIT TOTAL RETURN    MFS VIT UTILITIES         MFS VIT VALUE
                                              DIVISION             DIVISION              DIVISION
                               ----------------------- -------------------- ---------------------
                                   2011        2010        2011     2010        2011      2010
                               ----------- ----------- ----------- -------- ----------- ---------
Units beginning of year          11,046      12,195       2,277    2,390      12,169    12,816
Units issued and transferred
  from other funding options      2,025       2,148         189      204       1,605     1,604
Units redeemed and transferred
  to other funding options       (3,017)     (3,297)       (283)    (317)     (2,285)   (2,251)
                               ----------- ----------- ----------- -------- ----------- ---------
Units end of year                10,054      11,046       2,183    2,277      11,489    12,169
                               =========== =========== =========== ======== =========== =========

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

                                    INVESCO V.I.               INVESCO V.I.
   FIDELITY VIP VALUE            DIVIDEND GROWTH      HIGH YIELD SECURITIES
             DIVISION                   DIVISION                   DIVISION
--------------------- -------------------------- --------------------------
    2011      2010            2011       2010            2011       2010
----------- --------- --------------- ---------- --------------- ----------
  14,953    14,465          36,480     37,084          37,583     59,312
  10,624     6,612          15,178     17,330          25,631     14,839
  (9,960)   (6,124)        (14,644)   (17,934)        (42,922)   (36,568)
----------- --------- --------------- ---------- --------------- ----------
  15,617    14,953          37,014     36,480          20,292     37,583
=========== ========= =============== ========== =============== ==========

                                                    MFS VIT INVESTORS
         MFS VIT GROWTH    MFS VIT HIGH INCOME           GROWTH STOCK
               DIVISION               DIVISION               DIVISION
----------------------- ---------------------- ---------------------
    2011        2010        2011       2010        2011      2010
----------- ----------- ----------- ---------- ----------- ---------
 410,371     442,244       8,007      8,567      13,903    14,794
 130,006     146,580         297        860       1,968     1,945
(146,993)   (178,453)     (8,089)    (1,420)     (3,051)   (2,836)
----------- ----------- ----------- ---------- ----------- ---------
 393,384     410,371         215      8,007      12,820    13,903
=========== =========== =========== ========== =========== =========

   MFS VIT RESEARCH BOND      MFS VIT RESEARCH    MFS VIT STRATEGIC INCOME
                DIVISION              DIVISION                    DIVISION
------------------------ --------------------- ---------------------------
    2011         2010        2011      2010        2011            2010
----------- ------------ ----------- --------- ----------- ---------------
   1,561        1,630       7,126     9,998          34              24
     316          261       2,831     2,996         206             199
    (441)        (330)     (7,404)   (5,868)       (207)           (189)
----------- ------------ ----------- --------- ----------- ---------------
   1,436        1,561       2,553     7,126          33              34
=========== ============ =========== ========= =========== ===============

                                   MIST BLACKROCK
   MFS VIT II MONEY MARKET         LARGE CAP CORE       MIST JANUS FORTY
                  DIVISION               DIVISION               DIVISION
-------------------------- ---------------------- ----------------------
    2011           2010        2011       2010        2011       2010
----------- -------------- ----------- ---------- ----------- ----------
   5,941          5,797      12,083        530      15,789      1,268
  12,880         17,919      42,377     23,873      86,261     41,703
 (12,742)       (17,775)    (26,549)   (12,320)    (58,167)   (27,182)
----------- -------------- ----------- ---------- ----------- ----------
   6,079          5,941      27,911     12,083      43,883     15,789
=========== ============== =========== ========== =========== ==========

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                        MIST LORD ABBETT                                    MIST MFS EMERGING
                                          BOND DEBENTURE    MIST MET/TEMPLETON GROWTH          MARKETS EQUITY
                                                DIVISION                     DIVISION                DIVISION
                                  ---------------------- ---------------------------- -----------------------
                                      2011       2010        2011             2010        2011        2010
                                  ----------- ---------- ----------- ---------------- ----------- -----------
Units beginning of year             20,973      1,033      12,434            1,750     245,012     201,787
Units issued and transferred from
  other funding options             41,042     38,405      57,491           27,494     201,361     199,367
Units redeemed and transferred
  to other funding options         (23,183)   (18,465)    (31,850)         (16,810)   (176,348)   (156,142)
                                  ----------- ---------- ----------- ---------------- ----------- -----------
Units end of year                   38,832     20,973      38,075           12,434     270,025     245,012
                                  =========== ========== =========== ================ =========== ===========

                                           MORGAN STANLEY        MORGAN STANLEY          MORGAN STANLEY
                                             MONEY MARKET      MULTI CAP GROWTH              STRATEGIST
                                                 DIVISION              DIVISION                DIVISION
                                  ----------------------- --------------------- -----------------------
                                      2011        2010        2011      2010          2011      2010
                                  ----------- ----------- ----------- --------- ------------- ---------
Units beginning of year            485,310     534,602      16,725    17,268        11,109    11,440
Units issued and transferred from
  other funding options            614,384     533,634       6,485     8,893         4,001     5,859
Units redeemed and transferred
  to other funding options        (793,112)   (582,926)    (10,509)   (9,436)       (6,443)   (6,190)
                                  ----------- ----------- ----------- --------- ------------- ---------
Units end of year                  306,582     485,310      12,701    16,725         8,667    11,109
                                  =========== =========== =========== ========= ============= =========

                                                MSF BLACKROCK            MSF METLIFE            MSF METLIFE
                                                 MONEY MARKET    MID CAP STOCK INDEX            STOCK INDEX
                                                     DIVISION               DIVISION               DIVISION
                                  --------------------------- ---------------------- ----------------------
                                        2011          2010        2011       2010        2011       2010
                                  ------------- ------------- ----------- ---------- ----------- ----------
Units beginning of year              225,841        22,233      16,395      2,095       9,669        323
Units issued and transferred from
  other funding options            2,468,976     1,392,484      75,717     37,659      55,288     27,949
Units redeemed and transferred
  to other funding options        (2,434,665)   (1,188,876)    (46,861)   (23,359)    (34,335)   (18,603)
                                  ------------- ------------- ----------- ---------- ----------- ----------
Units end of year                    260,152       225,841      45,251     16,395      30,622      9,669
                                  ============= ============= =========== ========== =========== ==========

                                                                        PUTNAM VT               PUTNAM VT
                                     MSF RUSSELL 2000 INDEX    DIVERSIFIED INCOME           EQUITY INCOME
                                                   DIVISION              DIVISION                DIVISION
                                  ------------------------- --------------------- -----------------------
                                      2011          2010        2011      2010        2011        2010
                                  ----------- ------------- ----------- --------- ----------- -----------
Units beginning of year            856,563       862,009      11,410    11,864     249,429     243,161
Units issued and transferred from
  other funding options            424,562       423,644       1,180     1,240     132,275     128,300
Units redeemed and transferred
  to other funding options        (391,804)     (429,090)     (3,051)   (1,694)   (114,494)   (122,032)
                                  ----------- ------------- ----------- --------- ----------- -----------
Units end of year                  889,321       856,563       9,539    11,410     267,210     249,429
                                  =========== ============= =========== ========= =========== ===========

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

       MORGAN STANLEY           MORGAN STANLEY
      EUROPEAN EQUITY    GLOBAL INFRASTRUCTURE    MORGAN STANLEY INCOME PLUS
             DIVISION                 DIVISION                      DIVISION
--------------------- ------------------------ -----------------------------
    2011      2010        2011         2010        2011              2010
----------- --------- ----------- ------------ ----------- -----------------
  11,116    13,011       4,680        4,262       9,065            13,754
   2,715     3,146       3,157        2,969       5,138             2,970
  (2,964)   (5,041)     (2,446)      (2,551)     (9,713)           (7,659)
----------- --------- ----------- ------------ ----------- -----------------
  10,867    11,116       5,391        4,680       4,490             9,065
=========== ========= =========== ============ =========== =================

   MSF BARCLAYS CAPITAL          MSF BLACKROCK              MSF BLACKROCK
   AGGREGATE BOND INDEX        LARGE CAP VALUE    LEGACY LARGE CAP GROWTH
               DIVISION               DIVISION                   DIVISION
----------------------- ---------------------- --------------------------
    2011        2010        2011       2010        2011           2010
----------- ----------- ----------- ---------- ----------- --------------
  29,970       1,213      17,537        569      18,408            211
  91,652      58,318      56,444     39,619      83,268         41,101
 (52,341)    (29,561)    (34,031)   (22,651)    (46,700)       (22,904)
----------- ----------- ----------- ---------- ----------- --------------
  69,281      29,970      39,950     17,537      54,976         18,408
=========== =========== =========== ========== =========== ==============

                                                  MSF MORGAN STANLEY
   MSF MFS TOTAL RETURN         MSF MFS VALUE             EAFE INDEX
               DIVISION              DIVISION               DIVISION
----------------------- --------------------- ----------------------
    2011        2010        2011      2010        2011       2010
----------- ----------- ----------- --------- ----------- ----------
  11,649       4,267       7,687       369      10,115      2,260
  53,097      15,742      23,596    13,942      51,834     20,953
 (19,707)     (8,360)    (12,339)   (6,624)    (31,405)   (13,098)
----------- ----------- ----------- --------- ----------- ----------
  45,039      11,649      18,944     7,687      30,544     10,115
=========== =========== =========== ========= =========== ==========

                 PUTNAM VT             PUTNAM VT           PUTNAM VT
   GLOBAL ASSET ALLOCATION         GLOBAL EQUITY    GLOBAL UTILITIES
                  DIVISION              DIVISION            DIVISION
-------------------------- --------------------- -------------------
    2011           2010        2011      2010        2011    2010
----------- -------------- ----------- --------- ----------- -------
   9,459          9,284       8,908     9,088         719     796
   1,170          1,615       1,560     1,594         305     362
  (1,108)        (1,440)     (1,442)   (1,774)       (481)   (439)
----------- -------------- ----------- --------- ----------- -------
   9,521          9,459       9,026     8,908         543     719
=========== ============== =========== ========= =========== =======

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                              PUTNAM VT               PUTNAM VT
                                      GROWTH AND INCOME              HIGH YIELD        PUTNAM VT INCOME
                                               DIVISION                DIVISION                DIVISION
                                  --------------------- ----------------------- -----------------------
                                      2011      2010        2011        2010        2011        2010
                                  ----------- --------- ----------- ----------- ----------- -----------
Units beginning of year              8,247     8,158     270,507     245,456     340,249     344,444
Units issued and transferred from
  other funding options              1,982     2,244     128,967     134,232     130,516     120,005
Units redeemed and transferred
  to other funding options          (2,225)   (2,155)   (117,089)   (109,181)   (120,657)   (124,200)
                                  ----------- --------- ----------- ----------- ----------- -----------
Units end of year                    8,004     8,247     282,385     270,507     350,108     340,249
                                  =========== ========= =========== =========== =========== ===========

                                     PUTNAM VT INVESTORS    PUTNAM VT MONEY MARKET    PUTNAM VT MULTI-CAP GROWTH
                                                DIVISION                  DIVISION                      DIVISION
                                  ---------------------- ------------------------- -----------------------------
                                      2011       2010        2011          2010        2011              2010
                                  ----------- ---------- ----------- ------------- ----------- -----------------
Units beginning of year              1,689      1,664     426,273       432,153     241,160           251,367
Units issued and transferred from
  other funding options                451        453     179,374       183,574      83,705            85,325
Units redeemed and transferred
  to other funding options            (378)      (428)   (186,501)     (189,454)    (81,520)          (95,532)
                                  ----------- ---------- ----------- ------------- ----------- -----------------
Units end of year                    1,762      1,689     419,146       426,273     243,345           241,160
                                  =========== ========== =========== ============= =========== =================

                                                                 T. ROWE PRICE ES
                                         T. ROWE PRICE ES       PERSONAL STRATEGY       T. ROWE PRICE FIS
                                       NEW AMERICA GROWTH                BALANCED       LIMITED-TERM BOND
                                                 DIVISION                DIVISION                DIVISION
                                  ----------------------- ----------------------- -----------------------
                                      2011        2010        2011        2010        2011        2010
                                  ----------- ----------- ----------- ----------- ----------- -----------
Units beginning of year            253,284     259,067     653,600     668,172     995,044     952,025
Units issued and transferred from
  other funding options            104,206     111,853     227,575     231,802     525,855     508,435
Units redeemed and transferred
  to other funding options        (107,548)   (117,636)   (254,706)   (246,374)   (526,692)   (465,416)
                                  ----------- ----------- ----------- ----------- ----------- -----------
Units end of year                  249,942     253,284     626,469     653,600     994,207     995,044
                                  =========== =========== =========== =========== =========== ===========

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

              PUTNAM VT               PUTNAM VT              PUTNAM VT
   INTERNATIONAL EQUITY    INTERNATIONAL GROWTH    INTERNATIONAL VALUE
               DIVISION                DIVISION               DIVISION
----------------------- ----------------------- ----------------------
    2011        2010        2011        2010        2011       2010
----------- ----------- ----------- ----------- ----------- ----------
  11,438      12,993       4,849       4,556       3,237      3,451
   3,573       4,266         983       1,451         597        862
  (3,020)     (5,821)     (1,555)     (1,158)       (888)    (1,076)
----------- ----------- ----------- ----------- ----------- ----------
  11,991      11,438       4,277       4,849       2,946      3,237
=========== =========== =========== =========== =========== ==========


                               T. ROWE PRICE ES       T. ROWE PRICE ES
      PUTNAM VT VOYAGER           EQUITY INCOME         MID-CAP GROWTH
               DIVISION                DIVISION               DIVISION
----------------------- ----------------------- ----------------------
    2011        2010        2011        2010        2011       2010
----------- ----------- ----------- ----------- ----------- ----------
 101,745     103,471       1,588       1,808       4,790      4,871
  39,077      40,486         618         675         846      1,772
 (38,807)    (42,212)       (663)       (895)       (865)    (1,853)
----------- ----------- ----------- ----------- ----------- ----------
 102,015     101,745       1,543       1,588       4,771      4,790
=========== =========== =========== =========== =========== ==========

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for the respective stated periods in the five years ended December 31, 2011:

                                             AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                     ------------------------------------ --------------------------------------------
                                                                                                           TOTAL(3)
                                                    UNIT VALUE            INVESTMENT(1)                      RETURN
                                                     LOWEST TO        NET        INCOME EXPENSE(2)        LOWEST TO
                                       UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%)      HIGHEST (%)
                                     ------- ----------------- ---------- ------------- ---------- -------------------
American Funds New World        2011  87,099             14.00  1,219,782          2.31       0.75           (14.39)
  Division (Commenced 5/4/2009) 2010  37,747             16.36    617,508          3.57       0.75            17.32
                                2009   2,144             13.94     29,902          1.24       0.75            39.44
American Funds U.S. Government/ 2011  61,648             11.42    703,976          2.47       0.75             7.05
  AAA-Rated Securities          2010  26,525             10.67    282,951          4.40       0.75             5.15
  Division (Commenced 5/4/2009) 2009   2,167             10.15     21,983          2.42       0.75             1.45
DWS I Bond Division             2011  16,633             13.27    220,712          4.40       0.75             4.90
                                2010  17,732             12.65    224,313          4.29       0.75             5.99
                                2009  18,425             11.94    219,900          8.39       0.75             9.24
                                2008  18,833             10.93    205,752          5.09       0.75           (17.42)
                                2007  22,772             13.23    301,163          4.83       0.75             3.44
DWS I Capital Growth            2011  27,535             33.17    913,307          0.81       0.75            (5.19)
  Division                      2010  31,181             34.98  1,090,807          0.96       0.75            15.84
                                2009  37,360             30.20  1,128,290          1.33       0.75            25.92
                                2008  38,108             23.98    913,990          1.06       0.75           (33.49)
                                2007  38,428             36.06  1,385,621          0.63       0.75            11.74
DWS I Global Small Cap          2011  23,755             16.79    398,908          1.65       0.75           (10.57)
  Growth Division               2010  19,717             18.78    370,234          0.42       0.75            25.69
                                2009  21,903             14.94    327,216          1.43       0.75            47.10
                                2008  16,947             10.16    172,112          0.28       0.75           (50.34)
                                2007  18,393             20.45    376,160          1.25       0.75             8.49
DWS I Growth & Income           2011  36,532             14.01    511,935          1.24       0.75            (0.89)
  Division                      2010  35,833             14.14    506,649          1.62       0.75            13.54
                                2009  35,477             12.45    441,793          2.14       0.75            33.15
                                2008  37,117              9.35    347,157          2.04       0.75           (38.79)
                                2007  39,243             15.28    599,479          1.24       0.75             0.66
DWS I International Division    2011 530,421     14.93 - 15.33  7,923,871          1.80       0.75 (17.30) - (17.29)
                                2010 532,855     18.05 - 18.54  9,624,688          2.16       0.75             0.86
                                2009 581,691     17.90 - 18.38 10,418,208          4.26       0.75            32.52
                                2008 529,610     13.50 - 13.87  7,158,087          1.35       0.75 (48.60) - (48.59)
                                2007 496,013     26.27 - 26.98 13,046,008          2.34       0.75    13.70 - 13.72
DWS II Balanced Division        2011  20,134             24.60    495,190          1.60       0.75            (2.16)
                                2010  20,864             25.14    524,502          3.14       0.75            10.39
                                2009  20,936             22.77    476,755          3.88       0.75            22.51
                                2008  21,498             18.59    399,594          3.98       0.75           (27.87)
                                2007  22,008             25.77    567,185          3.23       0.75             4.04

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------------- --------------------------------------------
                                                                                                               TOTAL(3)
                                                        UNIT VALUE            INVESTMENT(1)                      RETURN
                                                         LOWEST TO        NET        INCOME EXPENSE(2)        LOWEST TO
                                           UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%)      HIGHEST (%)
                                      ---------- ----------------- ---------- ------------- ---------- -------------------
DWS II Money Market Division     2011 19,044,197              1.05 19,967,791          0.01       0.75            (0.76)
                                 2010 18,454,238              1.06 19,492,569          0.01       0.75            (0.74)
                                 2009 18,846,594              1.06 20,054,880          0.42       0.75            (0.42)
                                 2008 18,282,575              1.07 19,535,915          2.57       0.75             1.77
                                 2007 14,370,734              1.05 15,074,930          4.63       0.75             3.96
DWS II Small Mid Cap Growth      2011     15,600             12.66    197,478          0.51       0.75            (4.63)
  Division                       2010     10,791             13.27    143,220            --       0.75            28.47
                                 2009     10,387             10.33    107,313            --       0.75            39.56
                                 2008      6,254              7.40     46,300            --       0.75           (49.88)
                                 2007      5,522             14.77     81,566            --       0.75             5.42
Fidelity VIP Asset Manager       2011      2,394             11.68     27,968          2.06       0.75            (3.29)
  Division                       2010      2,182             12.08     26,358          7.63       0.75            13.41
  (Commenced 11/10/2006 and      2009        142             10.65      1,509          2.39       0.75            28.15
  began transactions in 2007)    2008        314              8.31      2,611          3.39       0.75           (29.26)
                                 2007         30             11.75        352         13.12       0.75            14.65
Fidelity VIP Asset Manager:      2011     14,503             11.02    159,871          1.65       0.75            (6.88)
  Growth Division                2010     13,465             11.84    159,383          1.16       0.75            15.48
                                 2009     11,384             10.25    116,688          1.56       0.75            31.92
                                 2008     12,877              7.77    100,060          2.28       0.75           (36.31)
                                 2007     10,365             12.20    126,421          4.44       0.75            18.10
Fidelity VIP Contrafund          2011    785,982             43.54 34,220,479          1.03       0.75            (3.25)
  Division                       2010    786,656             45.00 35,401,746          1.27       0.75            16.34
                                 2009    817,578             38.68 31,625,427          1.46       0.75            34.70
                                 2008    793,387             28.72 22,784,237          1.03       0.75           (42.94)
                                 2007    758,153             50.33 38,160,171          0.99       0.75            16.69
Fidelity VIP Equity-Income       2011    552,741     35.96 - 47.23 19,985,608          2.56       0.75             0.22
  Division                       2010    560,914     35.89 - 47.13 20,263,330          1.92       0.75            14.29
                                 2009    556,125     31.40 - 41.24 17,556,392          2.40       0.75            29.24
                                 2008    537,067     24.30 - 31.91 13,123,886          2.61       0.75 (43.09) - (43.08)
                                 2007    516,780     42.69 - 56.06 22,206,744          1.87       0.75      0.77 - 0.78
Fidelity VIP Freedom 2010        2011     98,333             10.54  1,036,203          2.24       0.75            (0.93)
  Division (Commenced 4/30/2007) 2010     82,919             10.64    882,030          2.60       0.75            12.11
                                 2009     61,423              9.49    582,803          6.18       0.75            23.35
                                 2008     24,055              7.69    185,043          6.66       0.75           (25.61)
                                 2007      1,484             10.34     15,345          3.56       0.75             3.40
Fidelity VIP Freedom 2020        2011    262,073              9.91  2,597,058          2.38       0.75            (1.76)
  Division (Commenced 4/30/2007) 2010    189,645             10.09  1,913,209          2.73       0.75            13.63
                                 2009    133,545              8.88  1,185,609          4.74       0.75            28.01
                                 2008     55,913              6.94    387,777          4.07       0.75           (33.12)
                                 2007     16,082             10.36    166,738          2.60       0.75             3.70
Fidelity VIP Freedom 2030        2011    321,118              9.31  2,990,950          2.42       0.75            (3.32)
  Division (Commenced 4/30/2007) 2010    211,715              9.63  2,039,738          2.74       0.75            15.21
                                 2009    129,736              8.36  1,084,869          3.01       0.75            30.68
                                 2008     61,598              6.40    394,166          3.50       0.75           (38.53)
                                 2007     15,196             10.40    158,128          2.39       0.75             4.10

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                     -------------------------------------- --------------------------------------------
                                                                                                             TOTAL(3)
                                                      UNIT VALUE            INVESTMENT(1)                      RETURN
                                                       LOWEST TO        NET        INCOME EXPENSE(2)        LOWEST TO
                                         UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%)      HIGHEST (%)
                                     --------- ----------------- ---------- ------------- ---------- -------------------
Fidelity VIP Freedom 2040       2011    28,966             10.36    300,124          3.00       0.75            (4.74)
  Division (Commenced 5/3/2010) 2010     7,554             10.88     82,162          4.87       0.75             8.77
Fidelity VIP Freedom 2050       2011    16,272             10.29    167,470          2.09       0.75            (5.65)
  Division (Commenced 5/3/2010) 2010     7,861             10.91     85,743          3.65       0.75             9.08
Fidelity VIP Growth Division    2011   333,227     54.16 - 62.72 18,139,358          0.37       0.75            (0.55)
                                2010   338,024     54.46 - 63.06 18,493,684          0.29       0.75            23.25
                                2009   344,104     44.19 - 51.17 15,275,142          0.46       0.75            27.33
                                2008   336,513     34.70 - 40.19 11,741,812          0.87       0.75 (47.57) - (47.56)
                                2007   311,856     66.18 - 76.64 20,766,796          0.80       0.75    26.01 - 26.03
Fidelity VIP High Income        2011    12,754             25.44    324,505          7.14       0.75             3.25
  Division                      2010     7,492             24.64    184,624          8.63       0.75            12.97
                                2009     6,097             21.81    132,993          8.07       0.75            42.88
                                2008     5,887             15.27     89,869          8.63       0.75           (25.53)
                                2007     6,545             20.50    134,222          5.24       0.75             1.99
Fidelity VIP Index 500          2011   224,843   166.81 - 180.56 37,622,482          2.00       0.75             1.28
  Division                      2010   226,033   164.71 - 178.29 37,349,811          2.01       0.75            14.16
                                2009   227,836   144.28 - 156.17 32,985,527          2.67       0.75            25.66
                                2008   219,450   114.81 - 124.28 25,293,459          2.27       0.75           (37.47)
                                2007   210,697   183.61 - 198.75 38,860,004          3.60       0.75             4.65
Fidelity VIP Investment         2011    29,971             29.46    883,002          3.31       0.75             6.53
  Grade Bond Division           2010    32,742             27.66    905,491          2.81       0.75             7.00
                                2009    42,072             25.85  1,087,412          9.04       0.75            14.86
                                2008    45,944             22.50  1,033,884          4.55       0.75            (3.96)
                                2007    55,226             23.43  1,294,178          3.29       0.75             3.54
Fidelity VIP Mid Cap            2011    97,697             42.51  4,153,506          0.26       0.75           (11.28)
  Division                      2010    90,556             47.92  4,339,438          0.46       0.75            27.87
                                2009    61,259             37.48  2,295,715          0.80       0.75            39.04
                                2008    42,528             26.95  1,146,237          0.60       0.75           (39.89)
                                2007    17,186             44.84    770,705          1.04       0.75            14.77
Fidelity VIP Money Market       2011   710,255              1.62  1,151,416          0.11       0.75            (0.67)
  Division                      2010   748,705              1.63  1,221,557          0.18       0.75            (0.51)
                                2009 1,020,798              1.64  1,673,962          0.73       0.75            (0.03)
                                2008 1,047,754              1.64  1,718,743          2.84       0.75             2.53
                                2007   833,821              1.60  1,337,670          4.90       0.75             3.90
Fidelity VIP Overseas           2011    11,778             27.73    326,571          1.39       0.75           (17.78)
  Division                      2010    11,254             33.73    379,556          1.50       0.75            12.27
                                2009    10,334             30.04    310,435          2.36       0.75            25.59
                                2008     8,603             23.92    205,785          2.74       0.75           (44.23)
                                2007     8,322             42.89    356,891          3.42       0.75            16.45
Fidelity VIP Real Estate        2011    29,452      9.58 - 25.01    668,994          1.15       0.75             7.28
  Division                      2010    26,665      8.93 - 23.32    579,954          1.44       0.75            29.45
                                2009    26,137      6.90 - 18.01    432,578          3.05       0.75            36.67
                                2008    21,618      5.05 - 13.18    268,950          2.86       0.75           (40.31)
                                2007    20,361      8.46 - 22.08    434,063          1.72       0.75           (18.34)

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                            AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                    ------------------------------------ --------------------------------------------
                                                                                                          TOTAL(3)
                                                   UNIT VALUE            INVESTMENT(1)                      RETURN
                                                    LOWEST TO        NET        INCOME EXPENSE(2)        LOWEST TO
                                      UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%)      HIGHEST (%)
                                    ------- ----------------- ---------- ------------- ---------- -------------------
Fidelity VIP Value Division    2011  15,617             12.36    192,965          1.07       0.75            (3.23)
                               2010  14,953             12.77    190,930          1.47       0.75            16.94
                               2009  14,465             10.92    157,945          0.98       0.75            41.60
                               2008  12,464              7.71     96,114          1.09       0.75           (46.93)
                               2007  12,640             14.53    183,701          0.75       0.75             1.32
Invesco V.I. Dividend          2011  37,014             28.58  1,057,893          1.66       0.90            (0.69)
  Growth Division              2010  36,480             28.78  1,049,905          1.78       0.90             9.49
                               2009  37,084             26.29    974,750          1.94       0.90            23.19
                               2008  40,379             21.34    861,559          0.47       0.90           (37.12)
                               2007  40,106             33.93  1,360,749          1.25       0.90             3.60
Invesco V.I. High Yield        2011  20,292              5.48    111,216         11.14       0.90             1.09
  Securities Division          2010  37,583              5.42    203,793          7.24       0.90             9.23
                               2009  59,312              4.96    294,440         10.30       0.90            43.26
                               2008  22,011              3.47     76,269          2.41       0.90           (24.18)
                               2007  24,336              4.57    111,186          6.88       0.90             3.63
Invesco V.I. Van Kampen Equity 2011   3,908             22.45     87,752          0.26       0.90            (2.28)
  and Income Division
  (Commenced 5/2/2011)
Invesco V.I. Van Kampen Global 2011  27,237             19.85    540,718            --       0.90           (11.75)
  Value Equity Division
  (Commenced 5/2/2011)
MFS VIT Core Equity Division   2011   2,213             20.13     44,543          0.55       0.75            (1.76)
                               2010  15,176             20.49    310,902          1.09       0.75            16.34
                               2009  15,409             17.61    271,352          1.69       0.75            31.44
                               2008  15,786             13.40    211,481          0.81       0.75           (39.60)
                               2007  19,005             22.18    421,625          0.35       0.75            10.29
MFS VIT Global Equity          2011 381,855     16.38 - 16.41  6,264,933          0.83       0.75            (5.04)
  Division                     2010 372,500     17.25 - 17.28  6,435,673          0.98       0.75            11.52
                               2009 382,131     15.47 - 15.50  5,919,977          2.13       0.75            31.00
                               2008 339,289     11.81 - 11.83  4,012,383          1.03       0.75 (34.28) - (34.25)
                               2007 314,282     17.97 - 17.99  5,654,076          1.86       0.75      8.37 - 8.38
MFS VIT Growth Division        2011 393,384     24.97 - 24.98  9,826,007          0.19       0.75            (1.07)
                               2010 410,371     25.24 - 25.25 10,361,080          0.12       0.75            14.48
                               2009 442,244     22.05 - 22.06  9,753,907          0.31       0.75            36.65
                               2008 442,912             16.14  7,148,757          0.22       0.75 (37.90) - (37.88)
                               2007 424,322     25.98 - 25.99 11,026,077            --       0.75    20.27 - 20.28
MFS VIT High Income Division   2011     215             21.89      4,701          1.59       0.75             3.33
                               2010   8,007             21.19    169,633          7.21       0.75            13.88
                               2009   8,567             18.61    159,388          8.27       0.75            44.46
                               2008   9,136             12.88    117,661          9.17       0.75           (29.04)
                               2007   9,093             18.15    165,012          6.92       0.75             1.00

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                ----------------------------------- ---------------------------------------
                                                                                                TOTAL(3)
                                              UNIT VALUE            INVESTMENT(1)                 RETURN
                                               LOWEST TO        NET        INCOME EXPENSE(2)   LOWEST TO
                                 UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%) HIGHEST (%)
                                ------ ----------------- ---------- ------------- ---------- --------------
MFS VIT Investors Growth   2011 12,820             10.96    140,561          0.54       0.75       (0.17)
  Stock Division           2010 13,903             10.98    152,700          0.45       0.75       11.63
                           2009 14,794              9.84    145,550          0.72       0.75       38.51
                           2008 15,703              7.10    111,541          0.58       0.75      (37.36)
                           2007 30,779             11.34    348,942          0.32       0.75       10.53
MFS VIT Investors Trust    2011    501             21.88     10,959          0.93       0.75       (2.92)
  Division                 2010    537             22.54     12,108          1.22       0.75       10.27
                           2009    448             20.44      9,166          1.78       0.75       25.95
                           2008    522             16.23      8,464          1.13       0.75      (33.58)
                           2007  2,285             24.43     55,840          0.85       0.75        9.45
MFS VIT Mid Cap Growth     2011  5,537              6.36     35,194            --       0.75       (6.71)
  Division                 2010  5,438              6.81     37,049            --       0.75       28.69
                           2009 29,954              5.29    158,597          0.31       0.75       40.72
                           2008 29,569              3.76    111,252            --       0.75      (51.95)
                           2007 28,859              7.83    225,846          0.17       0.75        9.05
MFS VIT New Discovery      2011  6,366             21.28    135,482            --       0.75      (10.93)
  Division                 2010  6,843             23.90    163,521            --       0.75       35.32
                           2009  8,230             17.66    145,331            --       0.75       61.97
                           2008  9,095             10.90     99,164            --       0.75      (39.80)
                           2007 13,248             18.11    239,885            --       0.75        1.80
MFS VIT Research Bond      2011  1,436             22.73     32,653          2.67       0.75        5.95
  Division                 2010  1,561             21.46     33,498          3.09       0.75        6.66
                           2009  1,630             20.12     32,789          4.68       0.75       15.29
                           2008    905             17.45     15,799          3.04       0.75       (3.11)
                           2007    757             18.01     13,635          3.26       0.75        3.45
MFS VIT Research Division  2011  2,553             22.84     58,305          0.52       0.75       (1.19)
                           2010  7,126             23.11    164,700          1.01       0.75       15.03
                           2009  9,998             20.09    200,869          1.48       0.75       29.57
                           2008 10,468             15.51    162,320          0.52       0.75      (36.55)
                           2007 10,457             24.44    255,634          0.68       0.75       12.32
MFS VIT Strategic Income   2011     33             19.41        639          5.49       0.75        3.95
  Division                 2010     34             18.68        643          4.16       0.75        9.29
                           2009     24             17.09        402         17.29       0.75       23.32
                           2008    314             13.86      4,349          6.23       0.75      (12.68)
                           2007    327             15.87      5,188          4.76       0.75        2.92
MFS VIT Total Return       2011 10,054             30.44    306,045          2.56       0.75        1.01
  Division                 2010 11,046             30.14    332,862          2.81       0.75        9.11
                           2009 12,195             27.62    336,819          3.62       0.75       17.15
                           2008 12,688             23.58    299,131          3.05       0.75      (22.73)
                           2007 13,367             30.51    407,794          2.26       0.75        3.46
MFS VIT Utilities Division 2011  2,183             58.42    127,539          3.24       0.75        5.99
                           2010  2,277             55.12    125,480          3.17       0.75       12.96
                           2009  2,390             48.79    116,619          4.94       0.75       32.22
                           2008  2,474             36.90     91,272          1.46       0.75      (38.13)
                           2007  2,410             59.65    143,758          0.94       0.75       26.94

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                             AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                     ------------------------------------ ---------------------------------------
                                                                                                      TOTAL(3)
                                                    UNIT VALUE            INVESTMENT(1)                 RETURN
                                                     LOWEST TO        NET        INCOME EXPENSE(2)   LOWEST TO
                                       UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%) HIGHEST (%)
                                     ------- ----------------- ---------- ------------- ---------- --------------
MFS VIT Value Division          2011  11,489             14.76    169,558          1.46       0.75       (1.05)
                                2010  12,169             14.91    181,491          1.48       0.75       10.70
                                2009  12,816             13.47    172,665          1.37       0.75       21.80
                                2008  13,588             11.06    150,298          1.28       0.75      (33.08)
                                2007  13,350             16.53    220,705          1.00       0.75        7.13
MFS VIT II Money Market         2011   6,079              9.80     59,591            --       0.75       (0.75)
  Division (Commenced 5/4/2009) 2010   5,941              9.88     58,673            --       0.75       (0.75)
                                2009   5,797              9.95     57,685            --       0.75       (0.49)
MIST BlackRock Large Cap        2011  27,911             13.75    383,675          0.97       0.75       (0.30)
  Core Division                 2010  12,083             13.79    166,587          0.28       0.75       11.80
  (Commenced 5/4/2009)          2009     530             12.33      6,539            --       0.75       23.32
MIST Janus Forty Division       2011  43,883             12.72    558,278          1.46       0.75       (8.02)
  (Commenced 5/4/2009)          2010  15,789             13.83    218,372          0.39       0.75        8.86
                                2009   1,268             12.70     16,106            --       0.75       27.05
MIST Lord Abbett Bond           2011  38,832             14.45    561,159          5.53       0.75        4.04
  Debenture Division            2010  20,973             13.89    291,302          0.99       0.75       12.33
  (Commenced 5/4/2009)          2009   1,033             12.36     12,777            --       0.75       23.65
MIST Met/Templeton Growth       2011  38,075             12.96    493,446          1.40       0.75       (7.31)
  Division (Commenced 5/4/2009) 2010  12,434             13.98    173,861          0.48       0.75        7.07
                                2009   1,750             13.06     22,847            --       0.75       30.59
MIST MFS Emerging Markets       2011 270,025              9.39  2,535,621          1.57       0.75      (19.04)
  Equity Division               2010 245,012             11.60  2,841,588          1.14       0.75       23.07
  (Commenced 4/30/2007)         2009 201,787              9.42  1,901,556          1.46       0.75       67.91
                                2008 106,242              5.61    596,252          1.32       0.75      (55.70)
                                2007  25,806             12.67    327,034            --       0.75       26.70
Morgan Stanley European         2011  10,867             37.85    411,374          2.37       0.90      (10.45)
  Equity Division               2010  11,116             42.27    469,888          2.49       0.90        6.26
                                2009  13,011             39.78    517,584          3.77       0.90       26.58
                                2008  19,114             31.42    600,646          2.63       0.90      (43.21)
                                2007  19,133             55.34  1,058,875          1.62       0.90       14.55
Morgan Stanley Global           2011   5,391             33.85    182,483          2.83       0.90       15.03
  Infrastructure Division       2010   4,680             29.43    137,735          3.06       0.90        5.97
                                2009   4,262             27.77    118,363          5.13       0.90       18.19
                                2008   3,025             23.50     71,072          0.55       0.90      (34.19)
                                2007   2,659             35.70     94,897          1.86       0.90       20.00
Morgan Stanley Income Plus      2011   4,490             24.63    110,579          7.78       0.90        4.07
  Division                      2010   9,065             23.66    214,515          5.87       0.90        8.30
                                2009  13,754             21.85    300,541          5.04       0.90       21.48
                                2008   3,815             17.99     68,621          1.96       0.90      (10.11)
                                2007   4,775             20.01     95,546          5.36       0.90        5.48

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                             AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                     ------------------------------------ ---------------------------------------
                                                                                                      TOTAL(3)
                                                    UNIT VALUE            INVESTMENT(1)                 RETURN
                                                     LOWEST TO        NET        INCOME EXPENSE(2)   LOWEST TO
                                       UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%) HIGHEST (%)
                                     ------- ----------------- ---------- ------------- ---------- --------------
Morgan Stanley Money Market     2011 306,582              1.41    430,799          0.01       0.90       (0.92)
  Division                      2010 485,310              1.42    688,040          0.01       0.90       (0.89)
                                2009 534,602              1.43    764,696          0.02       0.90       (0.87)
                                2008 449,096              1.44    648,033          2.39       0.90        1.62
                                2007 559,559              1.42    795,270          4.76       0.90        3.65
Morgan Stanley Multi Cap        2011  12,701             80.99  1,028,639          0.15       0.90       (7.58)
  Growth Division               2010  16,725             87.63  1,465,607          0.17       0.90       26.61
                                2009  17,268             69.21  1,195,118          0.37       0.90       69.79
                                2008  20,625             40.76    840,743          0.24       0.90      (48.17)
                                2007  20,909             78.65  1,644,473          0.55       0.90       18.65
Morgan Stanley Strategist       2011   8,667             29.25    253,480          1.96       0.90       (8.79)
  Division                      2010  11,109             32.06    356,217          1.56       0.90        5.86
                                2009  11,440             30.29    346,509          2.27       0.90       18.67
                                2008  14,683             25.53    374,800          0.73       0.90      (25.12)
                                2007  15,465             34.09    527,274          2.68       0.90        8.33
MSF Barclays Capital            2011  69,281             11.71    811,331          3.11       0.75        6.71
  Aggregate Bond Index Division 2010  29,970             10.97    328,914          0.70       0.75        5.25
  (Commenced 5/4/2009)          2009   1,213             10.43     12,651            --       0.75        4.27
MSF BlackRock Large Cap         2011  39,950             13.41    535,698          1.02       0.75        1.58
  Value Division                2010  17,537             13.20    231,496          0.13       0.75        8.40
  (Commenced 5/4/2009)          2009     569             12.18      6,924            --       0.75       21.77
MSF BlackRock Legacy Large      2011  54,976             14.31    786,647          0.18       0.75       (9.63)
  Cap Growth Division           2010  18,408             15.83    291,459          0.02       0.75       18.92
  (Commenced 5/4/2009)          2009     211             13.31      2,812            --       0.75       33.14
MSF BlackRock Money Market      2011 260,152              9.81  2,553,269            --       0.75       (0.74)
  Division (Commenced 5/4/2009) 2010 225,841              9.89  2,233,215          0.01       0.75       (0.74)
                                2009  22,233              9.96    221,478            --       0.75       (0.38)
MSF MetLife Mid Cap Stock       2011  45,251             15.93    721,033          0.85       0.75       (2.63)
  Index Division                2010  16,395             16.36    268,286          0.33       0.75       25.34
  (Commenced 5/4/2009)          2009   2,095             13.06     27,348            --       0.75       30.56
MSF MetLife Stock Index         2011  30,622             14.76    452,000          1.59       0.75        1.08
  Division (Commenced 5/4/2009) 2010   9,669             14.60    141,202          0.32       0.75       13.96
                                2009     323             12.81      4,142            --       0.75       28.14
MSF MFS Total Return            2011  45,039             13.14    591,929          2.49       0.75        1.66
  Division (Commenced 5/4/2009) 2010  11,649             12.93    150,614          1.98       0.75        9.25
                                2009   4,267             11.83     50,491            --       0.75       18.34
MSF MFS Value Division          2011  18,944             13.85    262,298          1.42       0.75        0.09
  (Commenced 5/4/2009)          2010   7,687             13.83    106,338          0.22       0.75       10.59
                                2009     369             12.51      4,620            --       0.75       25.08
MSF Morgan Stanley EAFE         2011  30,544             12.50    381,740          2.19       0.75      (13.15)
  Index Division                2010  10,115             14.39    145,564          1.31       0.75        7.38
  (Commenced 5/4/2009)          2009   2,260             13.40     30,286            --       0.75       34.01

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                      ------------------------------------ --------------------------------------------
                                                                                                            TOTAL(3)
                                                     UNIT VALUE            INVESTMENT(1)                      RETURN
                                                      LOWEST TO        NET        INCOME EXPENSE(2)        LOWEST TO
                                        UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%)      HIGHEST (%)
                                      ------- ----------------- ---------- ------------- ---------- -------------------
MSF Russell 2000 Index           2011 889,321             16.34 14,535,175          1.07       0.75            (4.82)
  Division                       2010 856,563             17.17 14,707,645          1.08       0.75            25.97
                                 2009 862,009             13.63 11,749,489          2.00       0.75            25.07
                                 2008 806,622             10.90  8,790,537          1.24       0.75           (34.00)
                                 2007 697,910             16.51 11,523,719          0.89       0.75            (2.24)
Putnam VT Diversified            2011   9,539             21.08    201,120         10.26       0.75            (3.75)
  Income Division                2010  11,410             21.91    249,940         14.27       0.75            12.18
                                 2009  11,864             19.53    231,672          6.21       0.75            53.67
                                 2008   8,698             12.71    110,526          6.19       0.75           (31.50)
                                 2007   8,168             18.56    151,559          6.63       0.75             3.46
Putnam VT Equity Income          2011 267,210             15.27  4,079,579          1.94       0.75             1.31
  Division (Commenced 2/13/2009) 2010 249,429             15.07  3,758,865          2.05       0.75            11.98
                                 2009 243,161             13.46  3,272,243          1.19       0.75            34.57
Putnam VT Global Asset           2011   9,521             30.79    293,119          4.57       0.75            (0.92)
  Allocation Division            2010   9,459             31.07    293,920          5.77       0.75            14.16
                                 2009   9,284             27.22    252,708          6.18       0.75            34.35
                                 2008   9,140             20.26    185,166          3.97       0.75           (33.66)
                                 2007  10,012             30.54    305,748          0.70       0.75             2.38
Putnam VT Global Equity          2011   9,026             22.99    207,544          2.15       0.75            (5.49)
  Division                       2010   8,908             24.33    216,734          2.40       0.75             9.40
                                 2009   9,088             22.24    202,119          0.18       0.75            29.19
                                 2008   9,208             17.21    158,518          2.77       0.75           (45.64)
                                 2007  10,253             31.67    324,779          2.55       0.75             8.53
Putnam VT Global Utilities       2011     543             24.52     13,318          4.86       0.75            (5.90)
  Division                       2010     719             26.06     18,745          4.56       0.75             1.34
                                 2009     796             25.72     20,470          4.13       0.75             6.86
                                 2008     660             24.07     15,888          2.75       0.75           (30.85)
                                 2007   1,699             34.80     59,115          1.82       0.75            19.34
Putnam VT Growth and Income      2011   8,004             37.65    301,333          1.51       0.75            (5.15)
  Division                       2010   8,247             39.70    327,380          1.75       0.75            13.86
                                 2009   8,158             34.86    284,427          3.03       0.75            29.19
                                 2008   7,835             26.99    211,449          2.36       0.75           (39.03)
                                 2007   6,973             44.26    308,603          1.97       0.75            (6.51)
Putnam VT High Yield             2011 282,385     26.43 - 26.81  7,466,951          7.88       0.75             1.09
  Division                       2010 270,507     26.15 - 26.53  7,076,309          7.12       0.75            13.68
                                 2009 245,456     23.00 - 23.33  5,648,365          9.83       0.75            49.19
                                 2008 225,003     15.42 - 15.64  3,470,762          9.13       0.75           (26.58)
                                 2007 223,664     21.00 - 21.30  4,697,920          7.67       0.75      2.54 - 2.55
Putnam VT Income Division        2011 350,108     27.23 - 27.45  9,533,747          8.59       0.75             4.37
                                 2010 340,249     26.09 - 26.30  8,877,182         10.84       0.75             9.40
                                 2009 344,444     23.85 - 24.04  8,214,630          5.81       0.75    46.13 - 46.17
                                 2008 322,128     16.32 - 16.45  5,257,554          7.07       0.75 (24.35) - (24.34)
                                 2007 313,477     21.57 - 21.75  6,764,178          5.29       0.75      4.66 - 4.67

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                            AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                  -------------------------------------- --------------------------------------------
                                                                                                          TOTAL(3)
                                                   UNIT VALUE            INVESTMENT(1)                      RETURN
                                                    LOWEST TO        NET        INCOME EXPENSE(2)        LOWEST TO
                                      UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%)      HIGHEST (%)
                                  --------- ----------------- ---------- ------------- ---------- -------------------
Putnam VT International      2011    11,991             17.65    211,635          3.40       0.75           (17.33)
  Equity Division            2010    11,438             21.35    244,191          3.98       0.75             9.44
                             2009    12,993             19.51    253,446            --       0.75            24.07
                             2008    12,260             15.72    192,763          2.43       0.75           (44.26)
                             2007    13,418             28.21    378,519          3.24       0.75             7.80
Putnam VT International      2011     4,277             15.34     65,604          2.72       0.75           (18.26)
  Growth Division            2010     4,849             18.77     90,995          3.07       0.75            11.64
                             2009     4,556             16.81     76,585          2.18       0.75            37.72
                             2008     6,155             12.20     75,120          1.79       0.75           (42.81)
                             2007     6,660             21.34    142,089          1.03       0.75            12.67
Putnam VT International      2011     2,946             16.73     49,295          2.97       0.75           (14.16)
  Value Division             2010     3,237             19.49     63,109          3.63       0.75             6.61
                             2009     3,451             18.28     63,093            --       0.75            25.44
                             2008     3,858             14.58     56,230          2.21       0.75           (46.26)
                             2007     6,830             27.12    185,211          1.95       0.75             6.48
Putnam VT Investors Division 2011     1,762             10.21     17,992          1.33       0.75            (0.46)
                             2010     1,689             10.26     17,332          1.43       0.75            13.38
                             2009     1,664              9.05     15,056          1.69       0.75            30.20
                             2008     1,935              6.95     13,448          0.52       0.75           (39.88)
                             2007     1,542             11.56     17,824          0.61       0.75            (5.63)
Putnam VT Money Market       2011   419,146              1.43    599,640          0.01       0.75            (0.69)
  Division                   2010   426,273              1.44    614,358          0.04       0.75            (0.71)
                             2009   432,153              1.45    627,287          0.34       0.75            (0.40)
                             2008   398,372              1.46    580,588          2.82       0.75             1.92
                             2007 1,658,095              1.43  2,367,847          4.23       0.75             4.38
Putnam VT Multi-Cap Growth   2011   243,345     24.83 - 24.96  6,072,776          0.39       0.75            (5.59)
  Division                   2010   241,160     26.30 - 26.44  6,374,310          0.57       0.75            18.98
                             2009   251,367     22.10 - 22.22  5,584,544          0.68       0.75            31.49
                             2008   257,986     16.81 - 16.90  4,358,444          0.29       0.75 (39.08) - (39.07)
                             2007   249,887     27.59 - 27.74  6,929,520          0.16       0.75      5.23 - 5.24
Putnam VT Voyager Division   2011   102,015     55.62 - 55.74  5,685,867          0.28       0.75           (18.25)
                             2010   101,745     68.04 - 68.19  6,937,095          1.46       0.75            20.17
                             2009   103,471     56.62 - 56.74  5,870,578          1.09       0.75            63.07
                             2008    99,602     34.72 - 34.80  3,465,223          0.28       0.75           (37.35)
                             2007    95,727     55.42 - 55.54  5,315,403          0.03       0.75      5.00 - 5.01
T. Rowe Price ES Equity      2011     1,543             26.03     40,161          1.77       0.75            (1.45)
  Income Division            2010     1,588             26.42     41,950          1.91       0.75            14.16
                             2009     1,808             23.14     41,837          1.98       0.75            24.66
                             2008     1,692             18.56     31,407          2.32       0.75           (36.59)
                             2007     1,604             29.27     46,942          1.71       0.75             2.49
T. Rowe Price ES Mid-Cap     2011     4,771             34.95    166,759            --       0.75            (2.01)
  Growth Division            2010     4,790             35.67    170,867            --       0.75            27.16
                             2009     4,871             28.05    136,631            --       0.75            44.56
                             2008     4,524             19.40     87,774            --       0.75           (40.21)
                             2007     4,614             32.45    149,745          0.24       0.75            16.64

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                          AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                  ------------------------------------ --------------------------------------------
                                                                                                        TOTAL(3)
                                                 UNIT VALUE            INVESTMENT(1)                      RETURN
                                                  LOWEST TO        NET        INCOME EXPENSE(2)        LOWEST TO
                                    UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)  RATIO (%)      HIGHEST (%)
                                  ------- ----------------- ---------- ------------- ---------- -------------------
T. Rowe Price ES New         2011 249,942             30.22  7,552,263          0.22       0.75            (1.81)
  America Growth Division    2010 253,284             30.77  7,794,267          0.20       0.75            18.76
                             2009 259,067             25.91  6,713,059            --       0.75            48.65
                             2008 247,975             17.43  4,322,731            --       0.75           (38.71)
                             2007 230,344             28.44  6,551,034            --       0.75            12.95
T. Rowe Price ES Personal    2011 626,469     31.01 - 31.33 19,629,948          2.07       0.75            (1.07)
  Strategy Balanced Division 2010 653,600     31.34 - 31.67 20,701,355          2.37       0.75            12.86
                             2009 668,172     27.77 - 28.06 18,751,251          2.19       0.75            31.13
                             2008 654,985     21.18 - 21.40 14,017,116          2.44       0.75 (30.41) - (30.40)
                             2007 641,910     30.43 - 30.75 19,739,388          2.22       0.75             6.81
T. Rowe Price FIS            2011 994,207              8.25  8,205,547          2.38       0.75             0.84
  Limited-Term Bond Division 2010 995,044              8.18  8,143,820          2.85       0.75             2.33
                             2009 952,025              8.00  7,614,344          3.56       0.75             7.50
                             2008 925,891              7.44  6,888,945          4.01       0.75             0.82
                             2007 875,607              7.38  6,463,560          4.31       0.75             4.68

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Division invests.

(2) These amounts represent annualized policy expenses of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum return, based on the minimum and maximum returns within each product grouping of the applicable Division.

This page is intentionally left blank.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of operations, equity, and cash flows for each of the three years in the period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 30, 2012

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                                          2011
                                                                                                                        --------
ASSETS
Investments:
   Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $154,376 and $153,708, respectively)...................................................................................................... $168,178
   Equity securities available-for-sale, at estimated fair value (cost: $1,379 and $1,898, respectively)...............    1,278
   Trading and other securities, at estimated fair value (includes $473 and $463, respectively, of actively traded
    securities; and $117 and $201, respectively, relating to variable interest entities)...............................      697
   Mortgage loans (net of valuation allowances of $393 and $522, respectively).........................................   43,880
   Policy loans........................................................................................................    8,314
   Real estate and real estate joint ventures (includes $15 and $10, respectively, relating to variable interest
    entities)..........................................................................................................    5,891
   Other limited partnership interests (includes $152 and $187, respectively, relating to variable interest entities)..    4,334
   Short-term investments, principally at estimated fair value.........................................................    6,140
   Other invested assets, principally at estimated fair value (includes $98 and $102, respectively, relating to
    variable interest entities)........................................................................................   12,505
                                                                                                                        --------
      Total investments................................................................................................  251,217
Cash and cash equivalents, principally at estimated fair value (includes $70 and $55, respectively, relating to
 variable interest entities)...........................................................................................    2,089
Accrued investment income (includes $1 and $3, respectively, relating to variable interest entities)...................    2,219
Premiums, reinsurance and other receivables (includes $10 and $1, respectively, relating to variable interest
 entities).............................................................................................................   27,981
Deferred policy acquisition costs and value of business acquired.......................................................    7,779
Other assets (includes $4 and $6, respectively, relating to variable interest entities)................................    4,233
Separate account assets................................................................................................  106,678
                                                                                                                        --------
      Total assets..................................................................................................... $402,196
                                                                                                                        ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits................................................................................................. $109,333
Policyholder account balances..........................................................................................   88,856
Other policy-related balances..........................................................................................    5,876
Policyholder dividends payable.........................................................................................      659
Policyholder dividend obligation.......................................................................................    2,919
Payables for collateral under securities loaned and other transactions.................................................   20,280
Short-term debt........................................................................................................      101
Long-term debt (includes $116 and $236, respectively, at estimated fair value, relating to variable interest
 entities).............................................................................................................    2,248
Current income tax payable.............................................................................................      123
Deferred income tax liability..........................................................................................    2,827
Other liabilities (includes $42 and $61, respectively, relating to variable interest entities).........................   36,614
Separate account liabilities...........................................................................................  106,678
                                                                                                                        --------
      Total liabilities................................................................................................  376,514
                                                                                                                        --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and
 outstanding at December 31, 2011 and 2010.............................................................................        5
Additional paid-in capital.............................................................................................   14,506
Retained earnings......................................................................................................    8,077
Accumulated other comprehensive income (loss)..........................................................................    2,912
                                                                                                                        --------
      Total Metropolitan Life Insurance Company stockholder's equity...................................................   25,500
Noncontrolling interests...............................................................................................      182
                                                                                                                        --------
      Total equity.....................................................................................................   25,682
                                                                                                                        --------
      Total liabilities and equity..................................................................................... $402,196
                                                                                                                        ========

                                                                                                                          2010
                                                                                                                        --------
ASSETS
Investments:
   Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $154,376 and $153,708, respectively)...................................................................................................... $159,535
   Equity securities available-for-sale, at estimated fair value (cost: $1,379 and $1,898, respectively)...............    1,821
   Trading and other securities, at estimated fair value (includes $473 and $463, respectively, of actively traded
    securities; and $117 and $201, respectively, relating to variable interest entities)...............................      735
   Mortgage loans (net of valuation allowances of $393 and $522, respectively).........................................   41,667
   Policy loans........................................................................................................    8,270
   Real estate and real estate joint ventures (includes $15 and $10, respectively, relating to variable interest
    entities)..........................................................................................................    5,755
   Other limited partnership interests (includes $152 and $187, respectively, relating to variable interest entities)..    4,517
   Short-term investments, principally at estimated fair value.........................................................    2,369
   Other invested assets, principally at estimated fair value (includes $98 and $102, respectively, relating to
    variable interest entities)........................................................................................    7,822
                                                                                                                        --------
      Total investments................................................................................................  232,491
Cash and cash equivalents, principally at estimated fair value (includes $70 and $55, respectively, relating to
 variable interest entities)...........................................................................................    3,485
Accrued investment income (includes $1 and $3, respectively, relating to variable interest entities)...................    2,183
Premiums, reinsurance and other receivables (includes $10 and $1, respectively, relating to variable interest
 entities).............................................................................................................   26,802
Deferred policy acquisition costs and value of business acquired.......................................................    8,191
Other assets (includes $4 and $6, respectively, relating to variable interest entities)................................    4,426
Separate account assets................................................................................................   97,829
                                                                                                                        --------
      Total assets..................................................................................................... $375,407
                                                                                                                        ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits................................................................................................. $102,950
Policyholder account balances..........................................................................................   88,922
Other policy-related balances..........................................................................................    5,649
Policyholder dividends payable.........................................................................................      722
Policyholder dividend obligation.......................................................................................      876
Payables for collateral under securities loaned and other transactions.................................................   17,014
Short-term debt........................................................................................................      102
Long-term debt (includes $116 and $236, respectively, at estimated fair value, relating to variable interest
 entities).............................................................................................................    3,610
Current income tax payable.............................................................................................      155
Deferred income tax liability..........................................................................................      950
Other liabilities (includes $42 and $61, respectively, relating to variable interest entities).........................   35,113
Separate account liabilities...........................................................................................   97,829
                                                                                                                        --------
      Total liabilities................................................................................................  353,892
                                                                                                                        --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and
 outstanding at December 31, 2011 and 2010.............................................................................        5
Additional paid-in capital.............................................................................................   14,445
Retained earnings......................................................................................................    6,001
Accumulated other comprehensive income (loss)..........................................................................      916
                                                                                                                        --------
      Total Metropolitan Life Insurance Company stockholder's equity...................................................   21,367
Noncontrolling interests...............................................................................................      148
                                                                                                                        --------
      Total equity.....................................................................................................   21,515
                                                                                                                        --------
      Total liabilities and equity..................................................................................... $375,407
                                                                                                                        ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                2011    2010     2009
                                                                               ------- ------- --------
REVENUES
Premiums...................................................................... $18,288 $18,519 $ 18,629
Universal life and investment-type product policy fees........................   2,202   2,075    2,067
Net investment income.........................................................  11,627  11,593   10,175
Other revenues................................................................   1,808   1,725    1,739
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................   (244)   (510)  (1,521)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................      17     150      623
 Other net investment gains (losses)..........................................     359     190    (769)
                                                                               ------- ------- --------
   Total net investment gains (losses)........................................     132   (170)  (1,667)
 Net derivative gains (losses)................................................   1,578   (266)  (4,428)
                                                                               ------- ------- --------
     Total revenues...........................................................  35,635  33,476   26,515
                                                                               ------- ------- --------
EXPENSES
Policyholder benefits and claims..............................................  20,681  20,707   20,662
Interest credited to policyholder account balances............................   2,372   2,523    2,669
Policyholder dividends........................................................   1,355   1,443    1,612
Other expenses................................................................   6,414   6,259    6,009
                                                                               ------- ------- --------
     Total expenses...........................................................  30,822  30,932   30,952
                                                                               ------- ------- --------
Income (loss) from continuing operations before provision for income tax......   4,813   2,544  (4,437)
Provision for income tax expense (benefit)....................................   1,481     778  (1,896)
                                                                               ------- ------- --------
Income (loss) from continuing operations, net of income tax...................   3,332   1,766  (2,541)
Income (loss) from discontinued operations, net of income tax.................      57      26       19
                                                                               ------- ------- --------
 Net income (loss)............................................................   3,389   1,792  (2,522)
Less: Net income (loss) attributable to noncontrolling interests..............     (8)     (3)      (5)
                                                                               ------- ------- --------
Net income (loss) attributable to Metropolitan Life Insurance Company......... $ 3,397 $ 1,795 $(2,517)
                                                                               ======= ======= ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       CONSOLIDATED STATEMENTS OF EQUITY
                     FOR THE YEAR ENDED DECEMBER 31, 2011

                                 (IN MILLIONS)

                                                                                 ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                               -------------------------------------------------
                                                                                    NET                     FOREIGN    DEFINED
                                                           ADDITIONAL            UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT
                                                    COMMON  PAID-IN   RETAINED   INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                    STOCK   CAPITAL   EARNINGS GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                    ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2010.......................     $5    $14,445 $  6,001         $2,564      $(254)         $35  $(1,429)
Capital contributions from MetLife, Inc. (Note
 15)...............................................                50
Excess tax benefits related to stock-based
 compensation......................................                11
Dividends on common stock..........................                    (1,321)
Change in equity of noncontrolling interests.......
Comprehensive income (loss):
   Net income (loss)...............................                      3,397
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax...............                                       782
     Unrealized investment gains (losses), net
      of related offsets and income tax............                                     1,695        (63)
     Foreign currency translation adjustments,
      net of income tax............................                                                                 4
     Defined benefit plans adjustment, net of
      income tax...................................                                                                       (422)

      Other comprehensive income (loss)............

   Comprehensive income (loss).....................
                                                    ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2011.......................     $5    $14,506 $  8,077         $5,041      $(317)         $39  $(1,851)
                                                    ====== ========== ======== ============== =========== =========== ==========


                                                           TOTAL
                                                     METROPOLITAN LIFE
                                                     INSURANCE COMPANY   NONCONTROLLING  TOTAL
                                                    STOCKHOLDER'S EQUITY   INTERESTS     EQUITY
                                                    -------------------- -------------- --------
Balance at December 31, 2010.......................             $ 21,367           $148 $ 21,515
Capital contributions from MetLife, Inc. (Note
 15)...............................................                   50                      50
Excess tax benefits related to stock-based
 compensation......................................                   11                      11
Dividends on common stock..........................              (1,321)                 (1,321)
Change in equity of noncontrolling interests.......                                  42       42
Comprehensive income (loss):
   Net income (loss)...............................                3,397            (8)    3,389
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax...............                  782                     782
     Unrealized investment gains (losses), net
      of related offsets and income tax............                1,632                   1,632
     Foreign currency translation adjustments,
      net of income tax............................                    4                       4
     Defined benefit plans adjustment, net of
      income tax...................................                (422)                   (422)
                                                    -------------------- -------------- --------
      Other comprehensive income (loss)............                1,996             --    1,996
                                                    -------------------- -------------- --------
   Comprehensive income (loss).....................                5,393            (8)    5,385
                                                    -------------------- -------------- --------
Balance at December 31, 2011.......................             $ 25,500           $182 $ 25,682
                                                    ==================== ============== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2010

                                 (IN MILLIONS)




                                                             ADDITIONAL
                                                      COMMON  PAID-IN   RETAINED
                                                      STOCK   CAPITAL   EARNINGS
                                                      ------ ---------- --------
Balance at December 31, 2009.........................     $5    $14,438   $4,817
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                         30
                                                      ------ ---------- --------
Balance at January 1, 2010...........................      5     14,438    4,847
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                       (10)
Capital contributions from MetLife, Inc. (Note
 15).................................................               3
Excess tax benefits related to stock-based
 compensation........................................               4
Dividends on common stock............................                    (631)
Change in equity of noncontrolling interests.........
Comprehensive income (loss):
   Net income (loss).................................                      1,795
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................
     Unrealized investment gains (losses), net
      of related offsets and income tax..............
     Foreign currency translation adjustments,
      net of income tax..............................
     Defined benefit plans adjustment, net of
      income tax.....................................

      Other comprehensive income (loss)..............

   Comprehensive income (loss).......................
                                                      ------ ---------- --------
Balance at December 31, 2010.........................     $5    $14,445   $6,001
                                                      ====== ========== ========

                                                        ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                      -------------------------------------------------
                                                           NET                     FOREIGN    DEFINED          TOTAL
                                                        UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT    METROPOLITAN LIFE
                                                        INVESTMENT    TEMPORARY  TRANSLATION   PLANS     INSURANCE COMPANY
                                                      GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT STOCKHOLDER'S EQUITY
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at December 31, 2009.........................         $(265)      $(341)       $  51  $(1,527)               $17,178
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                                                                     30
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at January 1, 2010...........................          (265)       (341)          51   (1,527)                17,208
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................             10                                                      --
Capital contributions from MetLife, Inc. (Note
 15).................................................                                                                    3
Excess tax benefits related to stock-based
 compensation........................................                                                                    4
Dividends on common stock............................                                                                (631)
Change in equity of noncontrolling interests.........
Comprehensive income (loss):
   Net income (loss).................................                                                                  1,795
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................            118                                                     118
     Unrealized investment gains (losses), net
      of related offsets and income tax..............          2,701          87                                       2,788
     Foreign currency translation adjustments,
      net of income tax..............................                                   (16)                            (16)
     Defined benefit plans adjustment, net of
      income tax.....................................                                               98                    98
                                                                                                        --------------------
      Other comprehensive income (loss)..............                                                                  2,988
                                                                                                        --------------------
   Comprehensive income (loss).......................                                                                  4,783
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at December 31, 2010.........................         $2,564      $(254)       $  35  $(1,429)               $21,367
                                                      ============== =========== =========== ========== ====================




                                                      NONCONTROLLING TOTAL
                                                        INTERESTS    EQUITY
                                                      -------------- -------
Balance at December 31, 2009.........................         $  291 $17,469
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                     30
                                                      -------------- -------
Balance at January 1, 2010...........................            291  17,499
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                     --
Capital contributions from MetLife, Inc. (Note
 15).................................................                      3
Excess tax benefits related to stock-based
 compensation........................................                      4
Dividends on common stock............................                  (631)
Change in equity of noncontrolling interests.........        (146)   (146)
Comprehensive income (loss):
   Net income (loss).................................            (3)   1,792
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................                    118
     Unrealized investment gains (losses), net
      of related offsets and income tax..............              6   2,794
     Foreign currency translation adjustments,
      net of income tax..............................                   (16)
     Defined benefit plans adjustment, net of
      income tax.....................................                     98
                                                      -------------- -------
      Other comprehensive income (loss)..............              6   2,994
                                                      -------------- -------
   Comprehensive income (loss).......................              3   4,786
                                                      -------------- -------
Balance at December 31, 2010.........................         $  148 $21,515
                                                      ============== =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2009

                                 (IN MILLIONS)




                                                                                         ADDITIONAL
                                                                                  COMMON  PAID-IN   RETAINED
                                                                                  STOCK   CAPITAL   EARNINGS
                                                                                  ------ ---------- --------
Balance at December 31, 2008.....................................................     $5    $14,437 $  7,298
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                         36
Capital contributions from MetLife, Inc. (Note 15)...............................                3
Excess tax liabilities related to stock-based compensation.......................              (2)
Change in equity of noncontrolling interests.....................................
Comprehensive income (loss):
   Net income (loss).............................................................                    (2,517)
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income tax........................................................................
     Unrealized investment gains (losses), net of related offsets and income tax........................................................................
     Foreign currency translation adjustments, net of income tax.................
     Defined benefit plans adjustment, net of income tax.........................

      Other comprehensive income (loss)..........................................

   Comprehensive income (loss)...................................................
                                                                                  ------ ---------- --------
Balance at December 31, 2009.....................................................     $5    $14,438 $  4,817
                                                                                  ====== ========== ========

                                                                                    ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                                  -------------------------------------------------
                                                                                       NET                     FOREIGN    DEFINED
                                                                                    UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT
                                                                                    INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                                                  GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                                                  -------------- ----------- ----------- ----------
Balance at December 31, 2008.....................................................       $(7,701)      $   --       $ 143   $(1,437)
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                       (36)
Capital contributions from MetLife, Inc. (Note 15)...............................
Excess tax liabilities related to stock-based compensation.......................
Change in equity of noncontrolling interests.....................................
Comprehensive income (loss):
   Net income (loss).............................................................
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income
      tax........................................................................          (162)
     Unrealized investment gains (losses), net of related offsets and income
      tax........................................................................          7,598       (305)
     Foreign currency translation adjustments, net of income tax.................                                   (92)
     Defined benefit plans adjustment, net of income tax.........................                                              (90)

      Other comprehensive income (loss)..........................................

   Comprehensive income (loss)...................................................
                                                                                  -------------- ----------- ----------- ----------
Balance at December 31, 2009.....................................................       $  (265)      $(341)       $  51   $(1,527)
                                                                                  ============== =========== =========== ==========


                                                                                         TOTAL
                                                                                   METROPOLITAN LIFE
                                                                                   INSURANCE COMPANY   NONCONTROLLING  TOTAL
                                                                                  STOCKHOLDER'S EQUITY   INTERESTS     EQUITY
                                                                                  -------------------- -------------- --------
Balance at December 31, 2008.....................................................             $ 12,745          $  83 $ 12,828
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                   --                      --
Capital contributions from MetLife, Inc. (Note 15)...............................                   3                       3
Excess tax liabilities related to stock-based compensation.......................                 (2)                     (2)
Change in equity of noncontrolling interests.....................................                                218      218
Comprehensive income (loss):
   Net income (loss).............................................................              (2,517)            (5)  (2,522)
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income
      tax........................................................................                (162)                   (162)
     Unrealized investment gains (losses), net of related offsets and income
      tax........................................................................                7,293            (5)    7,288
     Foreign currency translation adjustments, net of income tax.................                 (92)                    (92)
     Defined benefit plans adjustment, net of income tax.........................                 (90)                    (90)
                                                                                  -------------------- -------------- --------
      Other comprehensive income (loss)..........................................                6,949            (5)    6,944
                                                                                  -------------------- -------------- --------
   Comprehensive income (loss)...................................................                4,432           (10)    4,422
                                                                                  -------------------- -------------- --------
Balance at December 31, 2009.....................................................             $ 17,178          $ 291 $ 17,469
                                                                                  ==================== ============== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                2011      2010      2009
                                                                              --------- --------- ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)............................................................ $   3,389 $   1,792 $ (2,522)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
 Depreciation and amortization expenses......................................       407       394       381
 Amortization of premiums and accretion of discounts associated with
   investments, net..........................................................     (683)     (709)     (715)
 (Gains) losses on investments and derivatives and from sales of businesses,
   net.......................................................................   (1,735)       380     6,081
 (Income) loss from equity method investments, net of dividends or
   distributions.............................................................       269       116       845
 Interest credited to policyholder account balances..........................     2,372     2,523     2,669
 Universal life and investment-type product policy fees......................   (2,202)   (2,075)   (2,067)
 Change in trading and other securities......................................        20      (14)     (165)
 Change in accrued investment income.........................................        14     (117)        14
 Change in premiums, reinsurance and other receivables.......................     (208)     (377)     (507)
 Change in deferred policy acquisition costs, net............................        94       147     (441)
 Change in income tax recoverable (payable)..................................       547       735   (2,340)
 Change in other assets......................................................       767       283      (10)
 Change in insurance-related liabilities and policy-related balances.........     2,587     2,469     2,582
 Change in other liabilities.................................................       726       684     3,330
 Other, net..................................................................     (125)     (120)      (44)
                                                                              --------- --------- ---------
Net cash provided by operating activities....................................     6,239     6,111     7,091
                                                                              --------- --------- ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
 Fixed maturity securities...................................................    53,325    49,828    41,437
 Equity securities...........................................................       816       520     1,030
 Mortgage loans..............................................................     8,152     4,853     4,589
 Real estate and real estate joint ventures..................................     1,058       241        30
 Other limited partnership interests.........................................       754       383       751
Purchases of:
 Fixed maturity securities...................................................  (54,038)  (57,961)  (51,066)
 Equity securities...........................................................     (278)     (157)     (544)
 Mortgage loans..............................................................  (10,443)   (5,820)   (3,231)
 Real estate and real estate joint ventures..................................     (980)     (539)     (318)
 Other limited partnership interests.........................................     (658)     (614)     (585)
Cash received in connection with freestanding derivatives....................     1,011       712     1,801
Cash paid in connection with freestanding derivatives........................     (695)     (920)   (1,748)
Issuances of loans to affiliates.............................................     (525)        --        --
Net change in policy loans...................................................      (44)     (171)     (218)
Net change in short-term investments.........................................   (3,816)       841     4,268
Net change in other invested assets..........................................     (570)       142     (740)
Net change in property, equipment and leasehold improvements.................     (104)     (138)     (109)
Other, net...................................................................         7       (7)         1
                                                                              --------- --------- ---------
Net cash used in investing activities........................................ $ (7,028) $ (8,807) $ (4,652)
                                                                              --------- --------- ---------

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                        2011      2010      2009
                                                                                      --------- --------- ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
    Deposits......................................................................... $  55,586 $  44,481 $  51,313
    Withdrawals......................................................................  (57,078)  (43,381)  (57,182)
Net change in payables for collateral under securities loaned and other transactions.     3,266     2,352   (3,987)
Net change in short-term debt........................................................       (1)     (217)      (95)
Long-term debt issued................................................................       110       188     1,205
Long-term debt repaid................................................................   (1,411)     (324)     (737)
Dividends on common stock............................................................   (1,151)     (232)        --
Capital contribution.................................................................        47        --        --
Other, net...........................................................................        25      (33)       112
                                                                                      --------- --------- ---------
Net cash (used in) provided by financing activities..................................     (607)     2,834   (9,371)
                                                                                      --------- --------- ---------
Change in cash and cash equivalents..................................................   (1,396)       138   (6,932)
Cash and cash equivalents, beginning of year.........................................     3,485     3,347    10,279
                                                                                      --------- --------- ---------
CASH AND CASH EQUIVALENTS, END OF YEAR............................................... $   2,089 $   3,485 $   3,347
                                                                                      ========= ========= =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid during the year for:
    Interest......................................................................... $     196 $     217 $     166
                                                                                      ========= ========= =========
    Income tax....................................................................... $     701 $     183 $     285
                                                                                      ========= ========= =========
Non-cash transactions during the year:
Purchase money mortgage loans on sales of real estate joint ventures................. $      -- $       2 $      93
                                                                                      ========= ========= =========
Capital contributions from MetLife, Inc.............................................. $       3 $       3 $       3
                                                                                      ========= ========= =========
Dividends to MetLife, Inc............................................................ $     170 $     399 $      --
                                                                                      ========= ========= =========
Real estate and real estate joint ventures acquired in satisfaction of debt.......... $     151 $      58 $     209
                                                                                      ========= ========= =========
Long-term debt issued to MetLife, Inc. in exchange for fixed maturity securities..... $      -- $      -- $     300
                                                                                      ========= ========= =========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES

  BUSINESS

   Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. See "-- Adoption of New Accounting Pronouncements." Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the 2011 presentation as discussed throughout the Notes to the Consolidated Financial Statements.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

   A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Investments

      The accounting policies for the Company's principal investments are as follows:

      Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

      Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Interest, dividends and prepayment fees are recorded in net investment income.

      Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

      The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 3 "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale."

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
   (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

      For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   loss") is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

      With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

      Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics; while those with more equity-like characteristics are classified as equity securities within non-redeemable preferred stock. Many of such securities, commonly referred to as "perpetual hybrid securities," have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or "Tier 1 capital" and perpetual deferrable securities, or "Upper Tier 2 capital"). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

       (i)The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

      (ii)When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii)Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      (iv)When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          Trading and Other Securities. Trading and other securities are stated at estimated fair value. Trading and other securities include investments that are actively purchased and sold ("Actively Traded Securities"). These Actively Traded Securities are principally fixed maturity securities. Short sale agreement liabilities related to Actively Traded Securities, included in other liabilities, are also stated at estimated fair value. Trading and other securities also includes securities for which the fair value option ("FVO") has been elected ("FVO Securities"). FVO Securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products. FVO Securities also include securities held by consolidated securitization entities ("CSEs") with changes in estimated fair value subsequent to consolidation included in net investment gains (losses). Interest and dividends related to all trading and other securities are included in net investment income.

          Securities Lending. Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below, followed by the policies applicable to both commercial and agricultural loans, which are very similar, as well as policies applicable to residential loans.

             Commercial, Agricultural and Residential Mortgage Loans
          -- Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural and residential -- 90 days, unless, in the case of a residential loan, it is both well-secured and in the process of collection. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans when, after considering the individual consumer's financial status, management believes that uncollectability is other-than-temporary. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

             Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

             For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level. For evaluations of residential mortgage loans, the key inputs of expected frequency

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's experience.

             Commercial and Agricultural Mortgage Loans -- All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

             For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan's unpaid principal balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan's unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

             For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

             Residential Mortgage Loans -- The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans and home equity lines of credit and it does not hold any optional adjustable rate mortgages, sub-prime, or low teaser rate loans.

             In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

             For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status. The determination of

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          performing or non-performing status is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

          Mortgage Loans Modified in a Troubled Debt Restructuring. For a small portion of the portfolio, classified as troubled debt restructurings, concessions are granted related to the borrowers' financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
       Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, loans to affiliates, leveraged leases, tax credit partnerships, investments in insurance enterprise joint ventures, and funds withheld.

          Freestanding derivatives with positive estimated fair values are described in "-- Derivative Financial Instruments" below.

          Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

          Loans to affiliates are stated at unpaid principal balance, adjusted for amortization of any unamortized premium or discount.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for under the equity method.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments and records it in net investment income.

          Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in "-- Fair Value" below and in
       Note 5. Such estimated fair values are based on available market information and management's judgment about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 5.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

          The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS, certain structured investment transactions, trading and other securities) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

          The Company has invested in certain structured transactions that are VIEs. These structured transactions include asset-backed securitizations, hybrid securities, real estate joint ventures, other limited partnership interests, and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary.

          The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

   Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

   Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the consolidated balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

   The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

   If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

   To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

   The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

   Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

   Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

   In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses).

   The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

   When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income
(loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

   In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

   As described below, certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

   The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

   Level 1Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Level 2Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

   Level 3Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Cash and Cash Equivalents

   The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to 10 years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.7 billion and $1.6 billion at December 31, 2011 and 2010, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $999 million and $898 million at December 31, 2011 and 2010, respectively. Related depreciation and amortization expense was $118 million, $111 million and $111 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.6 billion and $1.5 billion at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $1.2 billion and $1.1 billion at December 31, 2011 and 2010, respectively. Related amortization expense was $145 million, $132 million and $125 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions, certain agency expenses and policy issuance expenses. Value of business acquired (" VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

   The Company amortizes DAC and VOBA on life insurance or investment-type contracts in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

   The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

   The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

   The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Value of Distribution Agreements and Customer Relationships Acquired

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

   For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. For reporting units which are particularly sensitive to market assumptions, such as the retirement products and individual life reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

   The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the respective reporting unit.

   The Company applies significant judgment when determining the estimated fair value of the Company's reporting units. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could adversely affect the Company's results of operations or financial position.

   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

   See Note 7 for discussion of goodwill impairment testing during 2011.

  Liability for Future Policy Benefits and Policyholder Account Balances

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

   Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves on short duration contracts are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

   Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

   Participating business represented approximately 6% of the Company's life insurance in-force at both December 31, 2011 and 2010. Participating policies represented approximately 32%, 32% and 33% of gross life insurance premiums for the years ended December 31, 2011, 2010 and 2009, respectively.

   Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 10%.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

   Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

   Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 2% to 9%.

   Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Other policy-related balances include claims that have been reported but not settled and claims incurred but not reported on life and non-medical health insurance. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

   Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's Ratings Services ("S&P") experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

   Future policy benefit liabilities are established for certain variable annuity products with guaranteed minimum benefits as described below under "-- Variable Annuity Guaranteed Minimum Benefits."

   The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

   Policyholder account balances ("PABs") relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and
(iii) fair value adjustments relating to business combinations.

  Variable Annuity Guaranteed Minimum Benefits

   The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. In some cases the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

is paid without requiring (i) the occurrence of specific insurable event, or
(ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is accounted for under a split of the two models.

   These guarantees include:

    . Guaranteed minimum death benefit ("GMDB") that guarantees the contractholder a return of their purchase payment upon death even if the account value is reduced to zero. An enhanced death benefit may be available for an additional fee.

    . Guaranteed minimum income benefit ("GMIB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments, even if the account value is reduced to zero, that can be annuitized to receive a monthly income stream that is not less than a specified amount. Certain of these contracts also provide for a guaranteed lump sum return of purchase premium in lieu of the annuitization benefit.

    . Guaranteed minimum withdrawal benefits ("GMWB") that guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. Certain of these contracts include guaranteed withdrawals that are life contingent.

    . Guaranteed minimum accumulation benefits ("GMAB") that provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero.

   Guarantees accounted for as insurance liabilities in future policy benefits include GMDB, the portion of GMIB that require annuitization, and the life-contingent portion of certain GMWB. These liabilities are established as follows:

      GMDB liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      GMIB liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIB have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in PABs as described below.

   The liability for the life contingent portion of GMWB is determined based on the expected value of the life contingent payments and expected assessments using assumptions consistent with those used for estimating the GMDB liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, GMAB and the portion of certain GMIB that do not require annuitization. These guarantees are recorded at estimated fair value separately from the host variable annuity with changes in estimated fair value reported in net derivative gains (losses). At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins related to non-capital market inputs. The nonperformance adjustment, which is captured as a spread over the risk free rate in determining the discount rate to discount the cash flows of the liability, is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

   These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIB and GMWB described in the preceding paragraphs. With respect to GMIB, a portion of the directly written GMIB guarantees are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance, and other receivables in the consolidated balance sheet with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  Other Policy-Related Balances

   Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

   The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

   The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

   The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

   Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

   Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

   The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

   Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Policyholder Dividends

   Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Income Taxes

   Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Metropolitan Life Insurance Company and its includable subsidiaries participate in a tax sharing agreement with MetLife, Inc.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

    (i)future taxable income exclusive of reversing temporary differences and carryforwards;

   (ii)future reversals of existing taxable temporary differences;

  (iii)taxable income in prior carryback years; and

   (iv)tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 % likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

   The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

   The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

   Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

   The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

   The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

   The expected postretirement plan benefit obligations represent the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represent the actuarial present value of future other postretirement benefits attributed to employee

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

   The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

   Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

   The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

   Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

   As more fully described in Note 15, MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

   Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 13, legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized;
(ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

   Effective July 1, 2011, the Company adopted new guidance regarding accounting for troubled debt restructurings. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Additionally, the guidance prohibits creditors from using the borrower's effective rate test to evaluate whether a concession has been granted to the borrower. The adoption did not have a material impact on the Company's consolidated financial statements. See also expanded disclosures in Note 3.

   Effective January 1, 2011, the Company adopted new guidance regarding accounting for investment funds determined to be VIEs. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economic interest in a VIE, unless the separate account contractholder is a related party. The adoption did not have a material impact on the Company's consolidated financial statements.

   Effective December 31, 2010, the Company adopted guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements.

   Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting.

   As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and other securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to accumulated other comprehensive income (loss) as of July 1, 2010.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

   As a result of the adoption of this guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and other securities and $232 million of long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended
December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

   In addition, the Company also deconsolidated certain partnerships for which the Company does not have the power to direct activities and for which the Company has concluded it is no longer the primary beneficiary. These deconsolidations did not result in a cumulative effect adjustment to retained earnings and did not have a material impact on the Company's consolidated financial statements.

   Also effective January 1, 2010, the Company adopted guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

   Effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

   The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $36 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $59 million, net of policyholder related amounts of $4 million and net of deferred income taxes of $19 million, resulting in the net cumulative effect adjustment of $36 million. The increase in the amortized cost basis of fixed maturity securities of $59 million by sector was as follows: $25 million -- ABS, $25 million -- RMBS and $9 million -- U.S. corporate securities.

   As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $566 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

   Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. The adoption did not have a material impact on the Company's consolidated financial statements.

  Business Combinations and Noncontrolling Interests

   Effective January 1, 2011, the Company adopted new guidance that addresses when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The adoption did not have an impact on the Company's consolidated financial statements.

   Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

    . All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

    . Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

    . The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

    . Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

    . Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

    . Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

    . Net income (loss) includes amounts attributable to noncontrolling interests.

    . When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

    . Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

    . When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements.

   Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

   Effective January 1, 2010, the Company adopted guidance that requires disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

   The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

    . Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

    . Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

    . Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

    .  Effective December 31, 2009, the Company adopted guidance on:
       (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

    . Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

   Effective December 31, 2011, the Company adopted guidance regarding enhanced disclosures for employers' participation in multiemployer pension plans. The revised disclosures require additional qualitative and quantitative information about the employer's involvement in significant multiemployer pension and other postretirement plans. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

   Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

   Effective January 1, 2011, the Company adopted new guidance regarding goodwill impairment testing. This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The adoption did not have an impact on the Company's consolidated financial statements.

   Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

   In December 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding comprehensive income (Accounting Standards Update ("ASU") 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update
No. 2011-05). The amendments in ASU 2011-12 are effective for fiscal years and interim periods within those years beginning after December 15, 2011. Consistent with the effective date of the amendments in ASU 2011-05 discussed below, ASU 2011-12 defers the effective date pertaining to reclassification adjustments out of accumulated other comprehensive income in ASU 2011-05. The amendments are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance should be applied retrospectively for all comparative periods presented. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

   In December 2011, the FASB issued new guidance regarding derecognition of in substance real estate (ASU 2011-10 Property, Plant and Equipment (Topic 360):
Derecognition of in Substance Real Estate -- a Scope Clarification (a consensus of the FASB Emerging Issues Task Force), effective for fiscal years, and interim periods within those fiscal years, beginning on or after June 15, 2012. The amendments should be applied prospectively to deconsolidation events occurring after the effective date. Under the amendments in ASU 2011-10, when a parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate as a result of a default on the subsidiary's nonrecourse debt, the reporting entity should apply the guidance in Subtopic 360-20 to determine whether it should derecognize the in substance real estate. Generally, a reporting entity would not satisfy the requirements to derecognize in substance real estate before the legal transfer of the real estate to the lender and the extinguishment of the related nonrecourse indebtedness. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In September 2011, the FASB issued new guidance on goodwill impairment testing (ASU 2011-08, Intangibles -- Goodwill and Other (Topic 350): Testing Goodwill for Impairment), effective for calendar years beginning after December 15, 2011. Early adoption is permitted. The objective of this standard is to simplify how an entity tests goodwill for impairment. The amendments in this standard will allow an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In June 2011, the FASB issued new guidance regarding comprehensive income (ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income), effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The guidance should be applied

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

retrospectively and early adoption is permitted. The new guidance provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of GAAP and IFRS. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company intends to adopt the two-statement approach in the first quarter of 2012.

   In May 2011, the FASB issued new guidance regarding fair value measurements (ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In April 2011, the FASB issued new guidance regarding effective control in repurchase agreements (ASU 2011-03, Transfers and Servicing (Topic 860):
Reconsideration of Effective Control for Repurchase Agreements), effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The amendments in this ASU remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Financial Services -- Insurance (Topic
944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) ("ASU 2010-26"), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2010-26 specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company will adopt ASU 2010-26 in the first quarter of 2012 and will apply it retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $1.4 billion to $1.6 billion and total equity will be reduced by approximately $900 million to $1.0 billion, net of income tax, as of the date of adoption. Additionally, the Company estimates that net income (loss) will be reduced by approximately
$41 million to $46 million in 2011, $20 million to $22 million in 2010, and $39 million to $44 million in 2009, as of the date of adoption.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2.  ACQUISITIONS AND DISPOSITIONS

  2009 DISPOSITION THROUGH ASSUMPTION REINSURANCE

   On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized gains and losses, estimated fair value of fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses:

                                                             DECEMBER 31, 2011
                                            --------------------------------------------------
                                                          GROSS UNREALIZED
                                             COST OR  ------------------------ ESTIMATED
                                            AMORTIZED         TEMPORARY  OTTI    FAIR    % OF
                                              COST     GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------- --------- ------ --------- -----
                                                               (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $ 56,298 $ 6,113    $  715   $ --  $ 61,696  36.7%
Foreign corporate securities...............    27,298   2,400       551      1    29,146  17.3
U.S. Treasury and agency securities........    21,572   4,272        --     --    25,844  15.4
RMBS.......................................    25,445   1,564       766    524    25,719  15.3
CMBS.......................................     8,750     473       114      4     9,105   5.4
ABS (1)....................................     6,589     156       166    (7)     6,586   3.9
State and political subdivision securities.     5,387     842        47     --     6,182   3.7
Foreign government securities..............     3,037     915        52     --     3,900   2.3
                                            --------- ------- --------- ------ --------- -----
    Total fixed maturity securities........  $154,376 $16,735    $2,411   $522  $168,178 100.0%
                                            ========= ======= ========= ====== ========= =====
EQUITY SECURITIES:
Common stock...............................  $    830 $    32    $    6   $ --  $    856  67.0%
Non-redeemable preferred stock.............       549      11       138     --       422  33.0
                                            --------- ------- --------- ------ --------- -----
    Total equity securities................  $  1,379 $    43    $  144   $ --  $  1,278 100.0%
                                            ========= ======= ========= ====== ========= =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                            DECEMBER 31, 2010
                                            -------------------------------------------------
                                                         GROSS UNREALIZED
                                             COST OR  ----------------------- ESTIMATED
                                            AMORTIZED        TEMPORARY  OTTI    FAIR    % OF
                                              COST    GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------ --------- ------ --------- -----
                                                              (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $ 50,764 $3,322    $  959   $ --  $ 53,127  33.3%
Foreign corporate securities...............    28,841  2,218       492     --    30,567  19.2
U.S. Treasury and agency securities........    20,154  1,190       367     --    20,977  13.1
RMBS.......................................    30,540  1,257       747    371    30,679  19.2
CMBS.......................................     9,401    484       174     10     9,701   6.1
ABS........................................     6,522    146       187     38     6,443   4.0
State and political subdivision securities.     4,693     86       195     --     4,584   2.9
Foreign government securities..............     2,793    682        18     --     3,457   2.2
                                            --------- ------ --------- ------ --------- -----
    Total fixed maturity securities........  $153,708 $9,385    $3,139   $419  $159,535 100.0%
                                            ========= ====== ========= ====== ========= =====
EQUITY SECURITIES:
Common stock...............................  $    937 $   42    $    7   $ --  $    972  53.4%
Non-redeemable preferred stock.............       961     52       164     --       849  46.6
                                            --------- ------ --------- ------ --------- -----
    Total equity securities................  $  1,898 $   94    $  171   $ --  $  1,821 100.0%
                                            ========= ====== ========= ====== ========= =====

----------
(1)OTTI losses as presented above represent the noncredit portion of OTTI losses that is included in accumulated other comprehensive income (loss). OTTI losses include both the initial recognition of noncredit losses, and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that were previously noncredit loss impaired. The noncredit loss component of OTTI losses for ABS was in an unrealized gain (loss) position of $7 million at December 31, 2011 due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

   Within fixed maturity securities, a reclassification from the ABS sector to the RMBS sector has been made to the prior year amounts to conform to the current year presentation for securities backed by sub-prime residential mortgage loans to be consistent with market convention relating to the risks inherent in such securities and the Company's management of its investments within these asset sectors.

   The Company held non-income producing fixed maturity securities with an estimated fair value of $7 million and $55 million with unrealized gains (losses) of ($3) million and ($13) million at December 31, 2011 and 2010, respectively.

   The Company held foreign currency derivatives with notional amounts of $8.5 billion and $8.3 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2011 and 2010, respectively.

   Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's equity, other than the government securities summarized in the table below.

   Concentrations of Credit Risk (Government and Agency Securities). The following section contains a summary of the concentrations of credit risk related to government and agency fixed maturity and fixed-income securities holdings, which were greater than 10% of the Company's equity at:

                                                                 DECEMBER 31,
                                                                ------------------
                                                                 2011      2010
                                                                -------   -------
                                                                CARRYING VALUE (1)
                                                                ------------------
                                                                 (IN MILLIONS)
 U.S. Treasury and agency fixed maturity securities............ $25,844   $20,977
 U.S. Treasury and agency fixed-income securities included in:
    Short-term investments..................................... $ 5,133   $ 1,378
    Cash equivalents........................................... $   910   $ 2,497

----------
(1)Represents estimated fair value for fixed maturity securities, and for short-term investments and cash equivalents, estimated fair value or amortized cost, which approximates estimated fair value.

   Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's equity or 1% of total investments at December 31, 2011 and 2010.

   Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                     DECEMBER 31,
                                        ---------------------------------------
                                               2011                2010
                                        ------------------- -------------------
                                                  ESTIMATED           ESTIMATED
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
                                                     (IN MILLIONS)
Due in one year or less................  $  8,089  $  8,159  $  3,974  $  4,052
Due after one year through five years..    26,375    27,486    25,910    27,017
Due after five years through ten years.    34,660    38,517    31,060    33,543
Due after ten years....................    44,468    52,606    46,301    48,100
                                        --------- --------- --------- ---------
 Subtotal..............................   113,592   126,768   107,245   112,712
RMBS, CMBS and ABS.....................    40,784    41,410    46,463    46,823
                                        --------- --------- --------- ---------
   Total fixed maturity securities.....  $154,376  $168,178  $153,708  $159,535
                                        ========= ========= ========= =========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

   As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

   The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                              2011     2010    2009
                                                                            -------- -------- ------
                                                                                 (IN MILLIONS)
Fixed maturity securities.................................................. $ 14,266 $  6,189 $(216)
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss)..............................................    (522)    (419)  (574)
                                                                            -------- -------- ------
 Total fixed maturity securities...........................................   13,744    5,770  (790)
Equity securities..........................................................     (98)     (66)   (75)
Derivatives................................................................    1,293       90  (156)
Short-term investments.....................................................     (10)     (13)   (23)
Other......................................................................       45       48     52
                                                                            -------- -------- ------
   Subtotal................................................................   14,974    5,829  (992)
                                                                            -------- -------- ------
Amounts allocated from:....................................................
 Insurance liability loss recognition......................................  (3,495)    (426)     --
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss).......................................       33       27     49
 DAC and VOBA..............................................................  (1,323)    (999)      6
 Policyholder dividend obligation..........................................  (2,919)    (876)     --
                                                                            -------- -------- ------
   Subtotal................................................................  (7,704)  (2,274)     55
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss)..............      172      138    184
Deferred income tax benefit (expense)......................................  (2,717)  (1,382)    142
                                                                            -------- -------- ------
Net unrealized investment gains (losses)...................................    4,725    2,311  (611)
Net unrealized investment gains (losses) attributable to noncontrolling
  interests................................................................      (1)      (1)      5
                                                                            -------- -------- ------
Net unrealized investment gains (losses) attributable to Metropolitan Life
  Insurance Company........................................................ $  4,724 $  2,310 $(606)
                                                                            ======== ======== ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The changes in fixed maturity securities with noncredit OTTI losses included in accumulated other comprehensive income (loss) were as follows:

                                                           DECEMBER 31,
                                                           -------------
                                                            2011   2010
                                                           ------ ------
                                                           (IN MILLIONS)
        Balance, beginning of period...................... $(419) $(574)
        Noncredit OTTI losses recognized (1)..............   (17)  (150)
        Securities sold with previous noncredit OTTI loss.     85     87
        Subsequent changes in estimated fair value........  (171)    218
                                                           ------ ------
        Balance, end of period............................ $(522) $(419)
                                                           ====== ======

----------
(1)Noncredit OTTI losses recognized, net of DAC, were ($16) million and ($148) million for the years ended December 31, 2011 and 2010, respectively.

   The changes in net unrealized investment gains (losses) were as follows:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                 --------------------------
                                                                                   2011     2010     2009
                                                                                 -------- -------- --------
                                                                                       (IN MILLIONS)
Balance, beginning of period.................................................... $  2,310 $  (606) $(7,701)
Cumulative effect of change in accounting principles, net of income tax.........       --       10     (36)
Fixed maturity securities on which noncredit OTTI losses have been
  recognized....................................................................    (103)      155    (515)
Unrealized investment gains (losses) during the year............................    9,248    6,650   13,344
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition....................................  (3,069)    (426)        1
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss)............................................        6     (22)       45
 DAC and VOBA...................................................................    (324)  (1,005)  (1,994)
 Policyholder dividend obligation...............................................  (2,043)    (876)       --
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in accumulated other comprehensive income (loss)..................       34     (46)      165
 Deferred income tax benefit (expense)..........................................  (1,335)  (1,518)  (3,920)
                                                                                 -------- -------- --------
Net unrealized investment gains (losses)........................................    4,724    2,316    (611)
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.....................................................................       --      (6)        5
                                                                                 -------- -------- --------
Balance, end of period.......................................................... $  4,724 $  2,310 $  (606)
                                                                                 ======== ======== ========
Change in net unrealized investment gains (losses).............................. $  2,414 $  2,922 $  7,090
Change in net unrealized investment gains (losses) attributable to
  noncontrolling interests......................................................       --      (6)        5
                                                                                 -------- -------- --------
Change in net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company........................................................ $  2,414 $  2,916 $  7,095
                                                                                 ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONTINUOUS GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

   The following tables present the estimated fair value and gross unrealized losses of fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2011
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................   $ 5,669     $  204    $3,170     $  511   $ 8,839     $  715
Foreign corporate securities................     4,560        334     1,258        218     5,818        552
U.S. Treasury and agency securities.........     2,189         --        --         --     2,189         --
RMBS........................................     2,647        407     3,241        883     5,888      1,290
CMBS........................................       709         66       365         52     1,074        118
ABS.........................................     2,557         45       608        114     3,165        159
State and political subdivision securities..        31         --       169         47       200         47
Foreign government securities...............       499         44        88          8       587         52
                                             --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity securities............   $18,861     $1,100    $8,899     $1,833   $27,760     $2,933
                                             ========= ========== ========= ========== ========= ==========
EQUITY SECURITIES:
Common stock................................   $     4     $    6    $   --     $   --   $     4     $    6
Non-redeemable preferred stock..............       126         14       238        124       364        138
                                             --------- ---------- --------- ---------- --------- ----------
 Total equity securities....................   $   130     $   20    $  238     $  124   $   368     $  144
                                             ========= ========== ========= ========== ========= ==========
Total number of securities in an unrealized
  loss position.............................     1,412                  819
                                             =========            =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                   DECEMBER 31, 2010
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................   $ 5,997       $197   $ 5,234     $  762   $11,231     $  959
Foreign corporate securities................     3,692        125     2,662        367     6,354        492
U.S. Treasury and agency securities.........     8,553        367        --         --     8,553        367
RMBS........................................     3,983        122     5,128        996     9,111      1,118
CMBS........................................       236          2       965        182     1,201        184
ABS.........................................       981         16     1,219        209     2,200        225
State and political subdivision securities..     2,412        117       234         78     2,646        195
Foreign government securities...............       231          7        94         11       325         18
                                             --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity securities............   $26,085       $953   $15,536     $2,605   $41,621     $3,558
                                             --------- ---------- --------- ---------- --------- ----------
EQUITY SECURITIES:
Common stock................................   $    29       $  7   $    --     $   --   $    29     $    7
Non-redeemable preferred stock..............        52          3       558        161       610        164
                                             --------- ---------- --------- ---------- --------- ----------
 Total equity securities....................   $    81       $ 10   $   558     $  161   $   639     $  171
                                             ========= ========== ========= ========== ========= ==========
Total number of securities in an unrealized
  loss position.............................     1,405                1,151
                                             =========            =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  AGING OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized losses, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized losses as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                              DECEMBER 31, 2011
                                             ------------------------------------------------------------------
                                             COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                             ---------------------- ---------------------   --------------------
                                             LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                20%        MORE        20%         MORE        20%       MORE
                                             ---------    ------    ---------     ------    ---------   ------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months........................   $15,723    $3,112       $  509     $  881          945      180
Six months or greater but less than nine
  months....................................     2,523       393          178        123          221       28
Nine months or greater but less than twelve
  months....................................       445       196           21         60           52        8
Twelve months or greater....................     6,859     1,442          597        564          498      128
                                             ---------    ------    ---------     ------
 Total......................................   $25,550    $5,143       $1,305     $1,628
                                             =========    ======    =========     ======
Percentage of amortized cost................                                5%        32%
                                                                    =========     ======
EQUITY SECURITIES:
Less than six months........................   $   127    $  133       $   10     $   41           13       18
Six months or greater but less than nine
  months....................................        --        --           --         --            1        1
Nine months or greater but less than twelve
  months....................................        --        --           --         --           --       --
Twelve months or greater....................        46       206            4         89            3       11
                                             ---------    ------    ---------     ------
 Total......................................   $   173    $  339       $   14     $  130
                                             =========    ======    =========     ======
Percentage of cost..........................                                8%        38%
                                                                    =========     ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                  DECEMBER 31, 2010
                                                 ------------------------------------------------------------------
                                                 COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                                 ---------------------- ---------------------   --------------------
                                                 LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                    20%        MORE        20%         MORE        20%       MORE
                                                 ---------    ------    ---------     ------    ---------   ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months............................   $25,867    $  811       $  843     $  216        1,287       65
Six months or greater but less than nine months.       696       275           19         75           51       24
Nine months or greater but less than twelve
  months........................................       271        35           22          8           29        6
Twelve months or greater........................    13,525     3,699        1,158      1,217          823      226
                                                 ---------    ------    ---------     ------
 Total..........................................   $40,359    $4,820       $2,042     $1,516
                                                 =========    ======    =========     ======
Percentage of amortized cost....................                                5%        31%
                                                                        =========     ======
EQUITY SECURITIES:
Less than six months............................   $    52    $   59       $    2     $   13           23       11
Six months or greater but less than nine months.        29        28            5          6            3        2
Nine months or greater but less than twelve
  months........................................        --        40           --         14            2        2
Twelve months or greater........................       309       293           32         99           22       13
                                                 ---------    ------    ---------     ------
 Total..........................................   $   390    $  420       $   39     $  132
                                                 =========    ======    =========     ======
Percentage of cost..............................                               10%        31%
                                                                        =========     ======

   Equity securities with gross unrealized losses of 20% or more for twelve months or greater decreased from $99 million at December 31, 2010 to $89 million at December 31, 2011. As shown in the section "-- Evaluating Temporarily Impaired Available-for-Sale Securities" below, all of the equity securities with gross unrealized losses of 20% or more for twelve months or greater at December 31, 2011 were financial services industry investment grade non-redeemable preferred stock, of which 74% were rated A or better.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONCENTRATION OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The gross unrealized losses related to fixed maturity and equity securities, including the portion of OTTI losses on fixed maturity securities recognized in accumulated other comprehensive income (loss) were $3.1 billion and $3.7 billion at December 31, 2011 and 2010, respectively. The concentration, calculated as a percentage of gross unrealized losses (including OTTI losses), by sector and industry was as follows at:

                                                        DECEMBER 31,
                                                        ----------
                                                        2011   2010
                                                        ----   ----
            SECTOR:
            RMBS.......................................   42%    30%
            U.S. corporate securities..................   23     26
            Foreign corporate securities...............   18     13
            ABS........................................    5      6
            CMBS.......................................    4      5
            Foreign government securities..............    2     --
            State and political subdivision securities.    1      5
            U.S. Treasury and agency securities........   --     10
            Other......................................    5      5
                                                        ----   ----
             Total.....................................  100%   100%
                                                        ====   ====
            INDUSTRY:
            Mortgage-backed............................   46%    35%
            Finance....................................   23     21
            Consumer...................................    7      4
            Asset-backed...............................    5      6
            Utility....................................    5      6
            Communications.............................    4      2
            Industrial.................................    3      2
            Foreign government securities..............    2     --
            State and political subdivision securities.    1      5
            U.S. Treasury and agency securities........   --     10
            Other......................................    4      9
                                                        ----   ----
             Total.....................................  100%   100%
                                                        ====   ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

   The following table presents fixed maturity and equity securities, each with gross unrealized losses of greater than $10 million, the number of securities, total gross unrealized losses and percentage of total gross unrealized losses at:

                                                                  DECEMBER 31,
                                             ------------------------------------------------------
                                                        2011                        2010
                                             --------------------------  --------------------------
                                             FIXED MATURITY    EQUITY    FIXED MATURITY    EQUITY
                                               SECURITIES    SECURITIES    SECURITIES    SECURITIES
                                             --------------  ----------  --------------  ----------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities........................             54           5              67           5
Total gross unrealized losses...............           $938         $69          $1,179         $75
Percentage of total gross unrealized losses.             32%         48%             33%         44%

   Fixed maturity and equity securities, each with gross unrealized losses greater than $10 million, decreased $247 million during the year ended December 31, 2011. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2011, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads. These securities were included in the Company's OTTI review process.

   As of December 31, 2011, $747 million of unrealized losses were from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater. Of the $747 million, $314 million, or 42%, are related to unrealized losses on investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since purchase. Of the $747 million, $433 million, or 58%, are related to unrealized losses on below investment grade securities. Unrealized losses on below investment grade securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans), U.S and foreign corporate securities (primarily utility, industrial and financial services industry securities) and ABS (primarily collateralized debt obligations) and were the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector, unemployment levels and valuations of residential real estate supporting non-agency RMBS. As explained further in Note 1, management evaluates these U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuer; and evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security. See "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale" for a discussion of equity securities with an unrealized loss position of 20% or more of cost for 12 months or greater.

   In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities are given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents certain information about the Company's equity securities available-for-sale with gross unrealized losses of 20% or more at December 31, 2011:

                                                                       NON-REDEEMABLE PREFERRED STOCK
                                             ----------------------------------------------------------------------------------
                                                  ALL TYPES OF                            INVESTMENT GRADE
                                  ALL EQUITY     NON-REDEEMABLE     -----------------------------------------------------------
                                  SECURITIES    PREFERRED STOCK           ALL INDUSTRIES          FINANCIAL SERVICES INDUSTRY
                                  ---------- ---------------------  --------------------------  -------------------------------
                                    GROSS      GROSS     % OF ALL     GROSS       % OF ALL        GROSS                  % A
                                  UNREALIZED UNREALIZED   EQUITY    UNREALIZED NON-REDEEMABLE   UNREALIZED  % OF ALL   RATED OR
                                    LOSSES     LOSSES   SECURITIES    LOSSES   PREFERRED STOCK    LOSSES   INDUSTRIES   BETTER
                                  ---------- ---------- ----------  ---------- ---------------  ---------- ----------  --------
                                                                          (IN MILLIONS)
Less than six months.............       $ 41       $ 35         85%       $ 19              54%       $ 19        100%        5%
Six months or greater but less
 than twelve months..............         --         --         --%         --              --%         --         --%       --%
Twelve months or greater.........         89         89        100%         89             100%         89        100%       74%
                                  ---------- ----------             ----------                  ----------
All equity securities with gross
 unrealized losses of 20% or
 more............................       $130       $124         95%       $108              87%       $108        100%       62%
                                  ========== ==========             ==========                  ==========

   In connection with the equity securities impairment review process, the Company evaluated its holdings in non-redeemable preferred stock, particularly those in the financial services industry. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The Company also considered whether any issuers of non-redeemable preferred stock with an unrealized loss held by the Company, regardless of credit rating, have deferred any dividend payments. No such dividend payments had been deferred.

   With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

   Based on the Company's current evaluation of available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily-impaired.

   Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTIs may be incurred in upcoming quarters.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  TRADING AND OTHER SECURITIES

   The table below presents certain information about the Company's trading and other securities.

                                                                  DECEMBER 31,
                                                                  ------------
                                                                   2011   2010
                                                                  ------  -----
                                                                  (IN MILLIONS)
  Actively Traded Securities..................................... $  473  $ 463
  FVO general account securities.................................    107     71
  FVO securities held by CSEs....................................    117    201
                                                                  ------  -----
   Total trading and other securities -- at estimated fair value. $  697  $ 735
                                                                  ======  =====
  Actively Traded Securities -- at estimated fair value.......... $  473  $ 463
  Short sale agreement liabilities -- at estimated fair value....  (127)   (46)
                                                                  ------  -----
   Net long/short position -- at estimated fair value............ $  346  $ 417
                                                                  ======  =====
  Investments pledged to secure short sale agreement liabilities. $  558  $ 465
                                                                  ======  =====

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above. See "-- Net Investment Income" and "-- Net Investment Gains (Losses)" for the net investment income recognized on trading and other securities and the related changes in estimated fair value subsequent to purchase included in net investment income and net investment gains (losses) for securities still held as of the end of the respective years, as applicable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NET INVESTMENT GAINS (LOSSES)

   The components of net investment gains (losses) were as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ----------------------
                                                                                2011     2010    2009
                                                                               ------   ------ --------
                                                                                   (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized.................................................. $(244)   $(510) $(1,521)
Less: Noncredit portion of OTTI losses transferred to and recognized in other
  comprehensive income (loss).................................................     17   $  150 $    623
                                                                               ------   ------ --------
Net OTTI losses on fixed maturity securities recognized in earnings...........  (227)    (360)    (898)
Fixed maturity securities -- net gains (losses) on sales and disposals........    107      129      (7)
                                                                               ------   ------ --------
 Total gains (losses) on fixed maturity securities............................  (120)    (231)    (905)
                                                                               ------   ------ --------
Other net investment gains (losses):
 Equity securities............................................................      3       70    (255)
 Trading and other securities -- FVO general account securities -- changes in
   estimated fair value.......................................................    (2)       --       --
 Mortgage loans...............................................................    133       59    (373)
 Real estate and real estate joint ventures...................................    133     (33)    (100)
 Other limited partnership interests..........................................     11      (5)    (284)
 Other investment portfolio gains (losses)....................................    (4)       36     (38)
                                                                               ------   ------ --------
   Subtotal -- investment portfolio gains (losses)............................    154    (104)  (1,955)
                                                                               ------   ------ --------
FVO CSEs -- changes in estimated fair value:
 Securities...................................................................     --     (78)       --
 Long-term debt -- related to securities......................................    (8)       48       --
Other gains (losses)..........................................................   (14)     (36)      288
                                                                               ------   ------ --------
   Subtotal FVO CSEs and other gains (losses).................................   (22)     (66)      288
                                                                               ------   ------ --------
       Total net investment gains (losses).................................... $  132   $(170) $(1,667)
                                                                               ======   ====== ========

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $21 million, $18 million and $317 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                      YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31,
                                      -----------------------  ------------------------ ------------------------
                                       2011     2010    2009   2011    2010     2009     2011    2010     2009
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
                                      FIXED MATURITY SECURITIES EQUITY SECURITIES                 TOTAL
                                      -----------------------  ------------------------ ------------------------
                                                                 (IN MILLIONS)
Proceeds............................. $34,015  $30,817 $24,900 $ 771   $ 429   $  658   $34,786 $31,246 $ 25,558
                                      =======  ======= ======= =====   =====   ======   ======= ======= ========
Gross investment gains............... $   445  $   544 $   685 $  86   $  88   $  118   $   531 $   632 $    803
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
Gross investment losses..............   (338)    (415)   (692)  (42)    (11)     (90)     (380)   (426)    (782)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
Total OTTI losses recognized in
 earnings: Credit-related............   (183)    (334)   (632)    --      --       --     (183)   (334)    (632)
  Other (1)..........................    (44)     (26)   (266)  (41)     (7)    (283)      (85)    (33)    (549)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
   Total OTTI losses recognized in
    earnings.........................   (227)    (360)   (898)  (41)     (7)    (283)     (268)   (367)  (1,181)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
    Net investment gains (losses).... $ (120)  $ (231) $ (905) $   3   $  70   $(255)   $ (117) $ (161) $(1,160)
                                      =======  ======= ======= =====   =====   ======   ======= ======= ========

----------
(1)Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

   Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2011     2010    2009
                                                            ----     ----    ----
                                                            (IN MILLIONS)
     Sector:
     U.S. and foreign corporate securities -- by industry:
      Consumer............................................. $ 40     $ 20    $127
      Finance..............................................   37      117     284
      Communications.......................................   26       10     130
      Industrial...........................................    8       --       9
      Utility..............................................   --        1      81
      Other industries.....................................   --       --      27
                                                            ----     ----    ----
        Total U.S. and foreign corporate securities........  111      148     658
      RMBS.................................................   78       87     167
      ABS..................................................   28       66      55
      CMBS.................................................    9       59      18
      Foreign government securities........................    1       --      --
                                                            ----     ----    ----
        Total.............................................. $227     $360    $898
                                                            ====     ====    ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2011     2010    2009
                                                             ----     ----    ----
                                                             (IN MILLIONS)
     Sector:
      Non-redeemable preferred stock........................  $33      $ 3    $228
      Common stock..........................................    8        4      55
                                                             ----     ----    ----
            Total...........................................  $41      $ 7    $283
                                                             ====     ====    ====
     Industry:
      Financial services industry:..........................
        Perpetual hybrid securities.........................  $33      $ 3    $228
        Common and remaining non-redeemable preferred stock.   --       --      25
                                                             ----     ----    ----
          Total financial services industry.................   33        3     253
     Other industries.......................................    8        4      30
                                                             ----     ----    ----
            Total...........................................  $41      $ 7    $283
                                                             ====     ====    ====

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                                          YEARS ENDED DECEMBER 31,
                                                                                          ------------------------
                                                                                          2011         2010
                                                                                          -----       ------
                                                                                          (IN MILLIONS)
Balance, at January 1,................................................................... $ 330       $  303
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously
   impaired..............................................................................    33           91
 Additional impairments -- credit loss OTTI recognized on securities previously
   impaired..............................................................................    68           91
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities previously
   impaired as credit loss OTTI..........................................................  (82)        (149)
 Securities impaired to net present value of expected future cash flows..................  (24)          (1)
 Increases in cash flows -- accretion of previous credit loss OTTI.......................   (9)          (5)
                                                                                          -----       ------
Balance, at December 31,................................................................. $ 316       $  330
                                                                                          =====       ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  NET INVESTMENT INCOME

   The components of net investment income were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            -----------------------
                                                                             2011     2010    2009
                                                                            -------  ------- -------
                                                                                 (IN MILLIONS)
Investment income:
Fixed maturity securities.................................................. $ 8,225  $ 8,147 $ 7,799
Equity securities..........................................................      73       89     126
Trading and other securities -- Actively Traded Securities and FVO general
  account securities (1)...................................................      29       72     116
Mortgage loans.............................................................   2,401    2,258   2,236
Policy loans...............................................................     479      515     504
Real estate and real estate joint ventures.................................     509      348   (185)
Other limited partnership interests........................................     435      684     147
Cash, cash equivalents and short-term investments..........................      12       15      27
International joint ventures...............................................       5       14       7
Other......................................................................     112      111     104
                                                                            -------  ------- -------
   Subtotal................................................................  12,280   12,253  10,881
 Less: Investment expenses.................................................     662      675     706
                                                                            -------  ------- -------
   Subtotal, net...........................................................  11,618   11,578  10,175
                                                                            -------  ------- -------
FVO CSEs:
 Securities................................................................       9       15      --
                                                                            -------  ------- -------
     Net investment income................................................. $11,627  $11,593 $10,175
                                                                            =======  ======= =======

----------
(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were $2 million, $30 million and $31 million for the years ended
   December 31, 2011, 2010, and 2009, respectively.

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SECURITIES LENDING

   As described more fully in Note 1, the Company participates in a securities lending program whereby blocks of securities are loaned to third parties. These transactions are treated as financing arrangements and the associated cash collateral received is recorded as a liability. The Company is obligated to return the cash collateral received to its counterparties.

   Elements of the securities lending program are presented below at:

                                                           DECEMBER 31,
                                                          ---------------
                                                           2011    2010
                                                          ------- -------
                                                           (IN MILLIONS)
      Securities on loan: (1)
       Amortized cost.................................... $13,595 $15,274
       Estimated fair value.............................. $15,726 $15,682
      Cash collateral on deposit from counterparties (2). $15,870 $15,981
      Security collateral on deposit from counterparties. $   188 $    --
      Reinvestment portfolio -- estimated fair value..... $15,803 $15,789

----------
(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

   Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

   Invested assets on deposit and pledged as collateral are presented in the table below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity securities, equity securities, and trading and other securities and at carrying value for mortgage loans.

                                                                DECEMBER 31,
                                                               ---------------
                                                                2011    2010
                                                               ------- -------
                                                                (IN MILLIONS)
  Invested assets on deposit (1).............................. $   976 $ 1,491
  Invested assets pledged as collateral (2)...................  17,280  17,738
                                                               ------- -------
   Total invested assets on deposit and pledged as collateral. $18,256 $19,229
                                                               ======= =======

----------
(1)The Company has invested assets on deposit with regulatory agencies consisting primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.

(2)The Company has pledged fixed maturity securities, mortgage loans and cash and cash equivalents in connection with various agreements and transactions, including funding agreements (see Note 8), derivative transactions (see
   Note 4), and short sale agreements (see "-- Trading and Other Securities").

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  MORTGAGE LOANS

   Mortgage loans are summarized as follows at:

                                                  DECEMBER 31,
                                         ------------------------------
                                              2011            2010
                                         --------------  --------------
                                         CARRYING % OF   CARRYING % OF
                                          VALUE   TOTAL   VALUE   TOTAL
                                         -------- -----  -------- -----
                                          (IN MILLIONS)   (IN MILLIONS)
       Mortgage loans:
        Commercial......................  $32,774  74.7%  $31,080  74.6%
        Agricultural....................   11,498  26.2    11,108  26.7
        Residential.....................        1    --         1    --
                                         -------- -----  -------- -----
          Subtotal......................   44,273 100.9    42,189 101.3
        Valuation allowances............    (393) (0.9)     (522) (1.3)
                                         -------- -----  -------- -----
            Total mortgage loans, net...  $43,880 100.0%  $41,667 100.0%
                                         ======== =====  ======== =====

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $286 million and $283 million at December 31, 2011 and 2010, respectively.

   The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                   COMMERCIAL AGRICULTURAL RESIDENTIAL  TOTAL
                                                   ---------- ------------ ----------- -------
                                                                  (IN MILLIONS)
DECEMBER 31, 2011:
Mortgage loans:
 Evaluated individually for credit losses.........    $    73      $   159         $-- $   232
 Evaluated collectively for credit losses.........     32,701       11,339           1  44,041
                                                   ---------- ------------ ----------- -------
   Total mortgage loans...........................     32,774       11,498           1  44,273
                                                   ---------- ------------ ----------- -------
Valuation allowances:
 Specific credit losses...........................         44           45          --      89
 Non-specifically identified credit losses........        274           30          --     304
                                                   ---------- ------------ ----------- -------
   Total valuation allowances.....................        318           75          --     393
                                                   ---------- ------------ ----------- -------
     Mortgage loans, net of valuation allowance...    $32,456      $11,423         $ 1 $43,880
                                                   ---------- ------------ ----------- -------
DECEMBER 31, 2010:
Mortgage loans:
 Evaluated individually for credit losses.........    $    96      $   147         $-- $   243
 Evaluated collectively for credit losses.........     30,984       10,961           1  41,946
                                                   ---------- ------------ ----------- -------
   Total mortgage loans...........................     31,080       11,108           1  42,189
                                                   ---------- ------------ ----------- -------
Valuation allowances:
 Specific credit losses...........................         13           52          --      65
 Non-specifically identified credit losses........        428           29          --     457
                                                   ---------- ------------ ----------- -------
   Total valuation allowances.....................        441           81          --     522
                                                   ---------- ------------ ----------- -------
     Mortgage loans, net of valuation allowance...    $30,639      $11,027         $ 1 $41,667
                                                   ========== ============ =========== =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables present the changes in the valuation allowance, by portfolio segment:

                                       MORTGAGE LOAN VALUATION ALLOWANCES
                                   ------------------------------------------
                                   COMMERCIAL AGRICULTURAL RESIDENTIAL TOTAL
                                   ---------- ------------ ----------- ------
                                                 (IN MILLIONS)
   Balance at January 1, 2009.....     $  184        $  58        $  2 $  244
   Provision (release)............        325           69          --    394
   Charge-offs, net of recoveries.       (17)         (25)         (2)   (44)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2009...        492          102          --    594
   Provision (release)............       (39)           12          --   (27)
   Charge-offs, net of recoveries.       (12)         (33)          --   (45)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2010...        441           81          --    522
   Provision (release)............      (111)          (2)          --  (113)
   Charge-offs, net of recoveries.       (12)          (4)          --   (16)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2011...     $  318        $  75        $ -- $  393
                                   ========== ============ =========== ======

   Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value. See Note 1 for a discussion of all credit quality indicators presented herein. Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                  COMMERCIAL
                       ----------------------------------------------------------------
                                   RECORDED INVESTMENT
                       -------------------------------------------
                       DEBT SERVICE COVERAGE RATIOS
                       -----------------------------         % OF     ESTIMATED   % OF
                       > 1.20X 1.00X - 1.20X < 1.00X  TOTAL  TOTAL   FAIR VALUE   TOTAL
                       ------- ------------- ------- ------- -----  ------------- -----
                                   (IN MILLIONS)                    (IN MILLIONS)
DECEMBER 31, 2011:
Loan-to-value ratios:
Less than 65%......... $20,510        $  389  $  332 $21,231  64.8%       $22,547  66.1%
65% to 75%............   6,919           237     268   7,424  22.6          7,734  22.6
76% to 80%............     950            98     200   1,248   3.8          1,251   3.7
Greater than 80%......   1,880           674     317   2,871   8.8          2,588   7.6
                       ------- ------------- ------- ------- -----  ------------- -----
 Total................ $30,259        $1,398  $1,117 $32,774 100.0%       $34,120 100.0%
                       ======= ============= ======= ======= =====  ============= =====
DECEMBER 31, 2010:
Loan-to-value ratios:
Less than 65%......... $13,864        $  100  $  425 $14,389  46.3%       $15,203  47.5%
65% to 75%............   7,658           611     343   8,612  27.7          8,955  28.0
76% to 80%............   2,534           166     128   2,828   9.1          2,883   9.0
Greater than 80%......   3,002         1,625     624   5,251  16.9          4,978  15.5
                       ------- ------------- ------- ------- -----  ------------- -----
 Total................ $27,058        $2,502  $1,520 $31,080 100.0%       $32,019 100.0%
                       ======= ============= ======= ======= =====  ============= =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Agricultural Mortgage Loans -- by Credit Quality Indicator. The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, is as shown below. The estimated fair value of agricultural mortgage loans was $11.9 billion and $11.3 billion at December 31, 2011 and 2010, respectively.

                                                AGRICULTURAL
                       --------------------------------------------------------------
                                                DECEMBER 31,
                       --------------------------------------------------------------
                                    2011                            2010
                       ------------------------------  ------------------------------
                       RECORDED INVESTMENT % OF TOTAL  RECORDED INVESTMENT % OF TOTAL
                       ------------------- ----------  ------------------- ----------
                          (IN MILLIONS)                   (IN MILLIONS)
Loan-to-value ratios:
Less than 65%.........             $10,378       90.2%             $ 9,896       89.1%
65% to 75%............                 732        6.4                  829        7.5
76% to 80%............                  12        0.1                   48        0.4
Greater than 80%......                 376        3.3                  335        3.0
                       ------------------- ----------  ------------------- ----------
 Total................             $11,498      100.0%             $11,108      100.0%
                       =================== ==========  =================== ==========

   Residential Mortgage Loans -- by Credit Quality Indicator. All residential mortgage loans were performing at both December 31, 2011 and 2010. The estimated fair value of residential mortgage loans was $1 million at both December 31, 2011 and 2010.

   Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio, with approximately 99% of all mortgage loans classified as performing at both December 31, 2011 and 2010. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, greater than 90 days past due and still accruing interest and in nonaccrual status, by portfolio segment, were as follows at:

                                                  GREATER THAN 90 DAYS PAST DUE STILL
                           PAST DUE                        ACCRUING INTEREST                   NONACCRUAL STATUS
              ----------------------------------- ----------------------------------- -----------------------------------
              DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2011 DECEMBER 31, 2010
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                             (IN MILLIONS)
Commercial...              $ 63              $ 51               $--               $--              $ 63              $  6
Agricultural.               139               145                27                 9               150               166
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
  Total......              $202              $196               $27               $ 9              $213              $172
              ================= ================= ================= ================= ================= =================

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Impaired Mortgage Loans. The unpaid principal balance, recorded investment, valuation allowances and carrying value, net of valuation allowances, for impaired mortgage loans, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at:

                                                IMPAIRED MORTGAGE LOANS
                    --------------------------------------------------------------------------------
                                                                LOANS WITHOUT
                        LOANS WITH A VALUATION ALLOWANCE     A VALUATION ALLOWANCE ALL IMPAIRED LOANS
                    ---------------------------------------- --------------------  ------------------
                     UNPAID                                   UNPAID                UNPAID
                    PRINCIPAL  RECORDED  VALUATION  CARRYING PRINCIPAL   RECORDED  PRINCIPAL CARRYING
                     BALANCE  INVESTMENT ALLOWANCES  VALUE    BALANCE   INVESTMENT  BALANCE   VALUE
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
                                                     (IN MILLIONS)
DECEMBER 31, 2011:
Commercial.........      $ 73       $ 73        $44     $ 29      $225        $209      $298     $238
Agricultural.......       160        159         45      114        62          60       222      174
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
  Total............      $233       $232        $89     $143      $287        $269      $520     $412
                    ========= ========== ========== ======== =========  ========== ========= ========
DECEMBER 31, 2010:
Commercial.........      $ 96       $ 96        $13     $ 83      $ 94        $ 82      $190     $165
Agricultural.......       146        146         52       94       107         104       253      198
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
  Total............      $242       $242        $65     $177      $201        $186      $443     $363
                    ========= ========== ========== ======== =========  ========== ========= ========

   Unpaid principal balance is generally prior to any charge-offs.

   The average investment in impaired mortgage loans, including those modified in a troubled debt restructuring, and the related interest income, by portfolio segment, for the years ended December 31, 2011 and 2010, and for all mortgage loans for the year ended December 31, 2009, was:

                                                 IMPAIRED MORTGAGE LOANS
                                       ---------------------------------------------
                                       AVERAGE INVESTMENT INTEREST INCOME RECOGNIZED
                                       ------------------ --------------------------
                                                          CASH BASIS  ACCRUAL BASIS
                                                          ----------  -------------
                                                      (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Commercial............................               $257         $4            $ 1
Agricultural..........................                239          3             --
                                       ------------------ ----------  -------------
 Total................................               $496         $7            $ 1
                                       ================== ==========  =============
FOR THE YEAR ENDED DECEMBER 31, 2010:
Commercial............................               $126         $3            $ 1
Agricultural..........................                259          6              2
                                       ------------------ ----------  -------------
 Total................................               $385         $9            $ 3
                                       ================== ==========  =============
FOR THE YEAR ENDED DECEMBER 31, 2009..               $288         $5            $ 1
                                       ================== ==========  =============

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Mortgage Loans Modified in a Troubled Debt Restructuring. See Note 1 for a discussion of loan modifications that are classified as troubled debt restructuring and the types of concessions typically granted. At December 31, 2011, the number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

                             MORTGAGE LOANS MODIFIED IN A TROUBLED DEBT
                                        RESTRUCTURING
                             ------------------------------------------
                                      DECEMBER 31, 2011
                             ------------------------------------------
                             NUMBER OF
                             MORTGAGE     CARRYING VALUE AFTER SPECIFIC
                               LOANS         VALUATION ALLOWANCE
                             ---------    -----------------------------
                                              PRE-          POST-
                                          MODIFICATION   MODIFICATION
                                          ------------   ------------
                                                (IN MILLIONS)
               Commercial...         4            $125           $ 87
               Agricultural.         9              40             40
                             ---------    ------------   ------------
                Total.......        13            $165           $127
                             =========    ============   ============

   During the previous 12 months, the Company had three agricultural mortgage loans, with a carrying value after specific valuation allowance of $11 million, modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. During the previous 12 months, there were no commercial mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

   Real estate investments by type consisted of the following:

                                                                   DECEMBER 31,
                                                     ----------------------------------------
                                                             2011                 2010
                                                     -------------------  -------------------
                                                       CARRYING    % OF     CARRYING    % OF
                                                         VALUE     TOTAL      VALUE     TOTAL
                                                     ------------- -----  ------------- -----
                                                     (IN MILLIONS)        (IN MILLIONS)
Traditional.........................................        $3,634  61.7%        $3,211  55.8%
Real estate joint ventures and funds................         2,060  35.0          2,279  39.6
                                                     ------------- -----  ------------- -----
   Real estate and real estate joint ventures.......         5,694  96.7          5,490  95.4
Foreclosed (commercial and agricultural)............           196   3.3             85   1.5
                                                     ------------- -----  ------------- -----
   Real estate held-for-investment..................         5,890 100.0          5,575  96.9
Real estate held-for-sale...........................             1    --            180   3.1
                                                     ------------- -----  ------------- -----
   Total real estate and real estate joint ventures.        $5,891 100.0%        $5,755 100.0%
                                                     ============= =====  ============= =====

   The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised primarily of wholly-owned real estate and, to a much lesser extent, joint ventures with interests in single property income-producing real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties, as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

   Properties acquired through foreclosure were $156 million, $48 million and $121 million for the years ended December 31, 2011, 2010 and 2009, respectively, and include commercial and agricultural properties. After the Company acquires properties through foreclosure, it evaluates whether the properties are appropriate for retention in its traditional real estate portfolio. Foreclosed real estate held at December 31, 2011 and 2010 includes those properties the Company has not selected for retention in its traditional real estate portfolio and which do not meet the criteria to be classified as held-for-sale.

   The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $1.1 billion and $1.3 billion at December 31, 2011 and 2010, respectively. Related depreciation expense on traditional wholly-owned real estate was $125 million, $134 million and $120 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include depreciation expense related to discontinued operations of $7 million, $16 million and $17 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   There were no impairments recognized on real estate held-for-investment for the year ended December 31, 2011. Impairments recognized on real estate held-for-investment were $27 million and $96 million for the years ended December 31, 2010 and 2009, respectively. Impairments recognized on real estate held-for-sale were $1 million for the year ended December 31, 2010. There were no impairments recognized on real estate held-for-sale for the years ended December 31, 2011 and 2009. The Company's carrying value of real estate held-for-sale has been reduced by impairments recorded prior to 2009 of $1 million at both December 31, 2011 and 2010. The carrying value of non-income producing real estate was $110 million and $94 million at December 31, 2011 and 2010, respectively.

  OTHER LIMITED PARTNERSHIP INTERESTS

   The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.3 billion and $4.5 billion at December 31, 2011 and 2010, respectively. Included within other limited partnership interests were $667 million and $604 million at December 31, 2011 and 2010, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally other limited partnership interests accounted for under the cost method, were $3 million, $2 million and $288 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures, tax credit partnerships and other funds. The portion of these investments accounted for under the equity method had a carrying value of $6.8 billion as of December 31, 2011. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $2.2 billion as of December 31, 2011. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

   As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2011, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. The Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

   As of, and for the year ended December 31, 2011, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $229.7 billion and $185.6 billion as of December 31, 2011 and 2010, respectively. Aggregate total liabilities of these entities totaled $22.2 billion and $30.6 billion as of December 31, 2011 and 2010, respectively. Aggregate net income (loss) of these entities totaled $8.4 billion, $16.5 billion and $22.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Aggregate net income (loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

  OTHER INVESTED ASSETS

   The following table presents the carrying value of the Company's other invested assets by type at:

                                                                            DECEMBER 31,
                                                              ----------------------------------------
                                                                      2011                 2010
                                                              -------------------  -------------------
                                                                CARRYING    % OF     CARRYING    % OF
                                                                  VALUE     TOTAL      VALUE     TOTAL
                                                              ------------- -----  ------------- -----
                                                              (IN MILLIONS)        (IN MILLIONS)
Freestanding derivatives with positive estimated fair values.       $ 6,936  55.5%        $3,311  42.3%
Leveraged leases, net of non-recourse debt...................         1,832  14.7          1,799  23.0
Loans to affiliates..........................................         1,600  12.8          1,415  18.1
Tax credit partnerships......................................         1,409  11.3            835  10.7
Joint venture investments....................................            59   0.5             51   0.7
Funds withheld...............................................            25   0.2             31   0.4
Other........................................................           644   5.0            380   4.8
                                                              ------------- -----  ------------- -----
 Total.......................................................       $12,505 100.0%        $7,822 100.0%
                                                              ============= =====  ============= =====

   See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See "-- Leveraged Leases" for the composition of leveraged leases. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. See "-- Related Party Investment Transactions" for information regarding certain loans to affiliates. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method. Joint venture investments are accounted for under the equity method and represent the Company's investment in an insurance underwriting joint venture in China. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Leveraged Leases

   Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                               DECEMBER 31,
                                                             -----------------
                                                               2011     2010
                                                             -------- --------
                                                               (IN MILLIONS)
Rental receivables, net..................................... $  1,761 $  1,783
Estimated residual values...................................    1,110    1,136
                                                             -------- --------
  Subtotal..................................................    2,871    2,919
Unearned income.............................................  (1,039)  (1,120)
                                                             -------- --------
   Investment in leveraged leases........................... $  1,832 $  1,799
                                                             ======== ========

   Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 34 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed monthly. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. As of December 31, 2011 and 2010, all rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.3 billion and $1.2 billion at December 31, 2011 and 2010, respectively.

   The components of income from investment in leveraged leases, excluding realized gains (losses) were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                            2011     2010    2009
                                                                            -----    -----   -----
                                                                              (IN MILLIONS)
Net income from investment in leveraged leases............................. $ 101    $ 102   $  92
Less: Income tax expense on leveraged leases...............................  (35)     (36)    (32)
                                                                            -----    -----   -----
Net investment income after income tax from investment in leveraged leases. $  66    $  66   $  60
                                                                            =====    =====   =====

  CASH EQUIVALENTS

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.2 billion and $3.1 billion at December 31, 2011 and 2010, respectively.

  PURCHASED CREDIT IMPAIRED INVESTMENTS

   Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

   The table below presents the purchased credit impaired fixed maturity securities held at:

                                                         DECEMBER 31,
                                                         -------------
                                                          2011   2010
                                                         ------ ------
                                                         (IN MILLIONS)
         Outstanding principal and interest balance (1). $3,708 $1,163
         Carrying value (2)............................. $2,675 $  913

----------
(1)Represents the contractually required payments which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

   The following table presents information about purchased credit impaired fixed maturity securities acquired during the periods, as of their respective acquisition dates:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2011         2010
                                                            ------       ------
                                                            (IN MILLIONS)
      Contractually required payments (including interest). $4,260       $1,605
      Cash flows expected to be collected (1).............. $3,603       $1,540
      Fair value of investments acquired................... $2,140       $  939

----------
(1)Represents undiscounted principal and interest cash flow expectations at the date of acquisition.

   The following table presents activity for the accretable yield on purchased credit impaired fixed maturity securities for:

                                                            DECEMBER 31,
                                                            -------------
                                                             2011   2010
                                                            ------ ------
                                                            (IN MILLIONS)
       Accretable yield, January 1,........................ $  436 $   --
       Investments purchased...............................  1,463    601
       Accretion recognized in earnings....................   (97)   (62)
       Reclassification (to) from nonaccretable difference.    176  (103)
                                                            ------ ------
       Accretable yield, December 31,...................... $1,978 $  436
                                                            ====== ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  VARIABLE INTEREST ENTITIES

   The Company holds investments in certain entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2011 and 2010. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                    DECEMBER 31,
                                        -------------------------------------
                                               2011               2010
                                        ------------------ ------------------
                                        TOTAL     TOTAL    TOTAL     TOTAL
                                        ASSETS LIABILITIES ASSETS LIABILITIES
                                        ------ ----------- ------ -----------
                                                    (IN MILLIONS)
   Other limited partnership interests.   $203        $  1   $194        $ 53
   CSEs (1)............................    146         138    243         226
   Other invested assets...............    102           1    108           1
   Real estate joint ventures..........     16          18     20          17
                                        ------ ----------- ------ -----------
      Total............................   $467        $158   $565        $297
                                        ====== =========== ====== ===========

----------
(1)The Company consolidates former QSPEs that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at both December 31, 2011 and 2010, respectively. The long-term debt presented below bears interest primarily at variable rates, payable on a bi-annual basis and is expected to be repaid over the next three years. Interest expense related to these obligations, included in other expenses, was $9 million and $15 million for the years ended December 31, 2011 and 2010, respectively. The assets and liabilities of these CSEs, at estimated fair value, were as follows at:

                                                          DECEMBER 31,
                                                          ------------
                                                          2011    2010
                                                          ----    ----
                                                          (IN MILLIONS)
            ASSETS:
             Trading and other securities................ $117    $201
             Cash and cash equivalents...................   21      39
             Accrued investment income...................    1       3
             Premiums, reinsurance and other receivables.    7      --
                                                            ----   ----
               Total assets.............................. $146    $243
                                                            ====   ====
            LIABILITIES:
             Long-term debt.............................. $116    $184
             Other liabilities...........................   22      42
                                                            ----   ----
               Total liabilities......................... $138    $226
                                                            ====   ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                             DECEMBER 31,
                                               -----------------------------------------
                                                       2011                 2010
                                               -------------------- --------------------
                                                          MAXIMUM              MAXIMUM
                                               CARRYING  EXPOSURE   CARRYING  EXPOSURE
                                                AMOUNT  TO LOSS (1)  AMOUNT  TO LOSS (1)
                                               -------- ----------- -------- -----------
                                                             (IN MILLIONS)
Fixed maturity securities available-for-sale:
   RMBS (2)...................................  $25,719     $25,719  $30,679     $30,679
   CMBS (2)...................................    9,105       9,105    9,701       9,701
   ABS (2)....................................    6,586       6,586    6,443       6,443
   U.S. corporate securities..................    1,593       1,593    1,283       1,283
   Foreign corporate securities...............      786         786    1,058       1,058
Other limited partnership interests...........    2,537       3,259    2,583       3,281
Other invested assets.........................      745       1,140      514         694
Real estate joint ventures....................       32          49       24          69
                                               -------- ----------- -------- -----------
     Total....................................  $47,103     $48,237  $52,285     $53,208
                                               ======== =========== ======== ===========

----------
(1)The maximum exposure to loss relating to the fixed maturity securities is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $264 million and $225 million at December 31, 2011 and 2010, respectively.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2011, 2010 and 2009.

  RELATED PARTY INVESTMENT TRANSACTIONS

   In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2011     2010    2009
                                                   ------   ------ --------
                                                       (IN MILLIONS)
Estimated fair value of invested assets
  transferred to affiliates....................... $  170   $  444 $     --
Amortized cost of invested assets transferred to
  affiliates...................................... $  164   $  431 $     --
Net investment gains (losses) recognized on
  transfers....................................... $    6   $   13 $     --
Estimated fair value of invested assets
  transferred from affiliates..................... $  132   $  582 $  1,019

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company has loans outstanding to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate. During 2011, the Company issued loans to Exeter totaling $525 million bringing the total loans outstanding to $1.6 billion and $1.0 billion at December 31, 2011 and 2010, respectively, which are included in other invested assets. The loans issued in 2011 of $150 million and $375 million are due on July 15, 2021 and December 16, 2021, respectively, and bear interest, payable semi-annually, at 5.64% and 5.86%, respectively. The loans issued in 2009 are due as follows: $500 million due on June 30, 2014, $250 million due on September 30, 2012 and $250 million due on September 30, 2016, respectively, and these amounts bear interest, payable semi-annually, at 6.44%, 5.33% and 7.44%, respectively. Both the principal and interest payments have been guaranteed by MetLife, Inc. Net investment income from this investment was $74 million, $64 million and $28 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company provides investment administrative services to certain affiliates. Investment administrative service charges to these affiliates, which reduced investment expenses, were $164 million, $107 million and $87 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also had additional affiliated net investment income of $3 million, $16 million and $16 million for the years ended December 31, 2011, 2010 and 2009, respectively.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

   See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

   See Note 5 for information about the fair value hierarchy for derivatives.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                   DECEMBER 31,
                                              -------------------------------------------------------
                                                         2011                        2010
                                              --------------------------- ---------------------------
                                                         ESTIMATED FAIR              ESTIMATED FAIR
                                                           VALUE (1)                   VALUE (1)
PRIMARY UNDERLYING                            NOTIONAL ------------------ NOTIONAL ------------------
RISK EXPOSURE            INSTRUMENT TYPE       AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
------------------  ------------------------- -------- ------ ----------- -------- ------ -----------
                                                                   (IN MILLIONS)
Interest rate       Interest rate swaps...... $ 36,069 $4,609      $  952 $ 25,614 $1,477      $  870
                    Interest rate floors.....   13,290    789          14   13,290    460           4
                    Interest rate caps.......   38,532     83          --   27,253    145          --
                    Interest rate futures....    2,675      6           2    1,246      7          --
                    Interest rate options....    4,624    326          --    5,680    107          23
                    Interest rate forwards...      845     81          14      445     --          36
                    Synthetic GICs...........    4,454     --          --    4,397     --          --
Foreign currency    Foreign currency swaps...   13,149    867         649   13,558  1,024         901
                    Foreign currency forwards    2,014     81          --    2,050     17          16
Credit              Credit default swaps.....    7,765     90          81    6,792     72          79
                    Credit forwards..........       20      4          --       90      2           3
Equity market       Equity futures...........       --     --          --        7     --          --
                    Equity options...........      135     --          --      176     --          --
                                              -------- ------ ----------- -------- ------ -----------
                     Total..................  $123,572 $6,936      $1,712 $100,598 $3,311      $1,932
                                              ======== ====== =========== ======== ====== ===========

----------
(1)The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2011:

                                                REMAINING LIFE
                           ---------------------------------------------------------
                                                      AFTER FIVE
                                       AFTER ONE YEAR    YEARS
                           ONE YEAR OR  THROUGH FIVE  THROUGH TEN AFTER TEN
                              LESS         YEARS         YEARS      YEARS    TOTAL
                           ----------- -------------- ----------- --------- --------
                                                 (IN MILLIONS)
Interest rate swaps.......     $ 4,799        $18,744     $ 4,622   $ 7,904 $ 36,069
Interest rate floors......          --          8,890       1,400     3,000   13,290
Interest rate caps........       3,250         31,271       4,011        --   38,532
Interest rate futures.....       2,675             --          --        --    2,675
Interest rate options.....          65          4,159         400        --    4,624
Interest rate forwards....         580            265          --        --      845
Synthetic GICs............       4,454             --          --        --    4,454
Foreign currency swaps....         727          5,946       4,738     1,738   13,149
Foreign currency forwards.       1,919             16          20        59    2,014
Credit default swaps......         161          6,970         634        --    7,765
Credit forwards...........          20             --          --        --       20
Equity futures............          --             --          --        --       --
Equity options............         135             --          --        --      135
                           ----------- -------------- ----------- --------- --------
   Total..................     $18,785        $76,261     $15,825   $12,701 $123,572
                           =========== ============== =========== ========= ========

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

   The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

   Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

   Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps in the preceding table. Structured interest rate swaps are not designated as hedging instruments.

   The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

   In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

   Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

   The Company writes covered call options on its portfolio of U.S. Treasury securities as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

   The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

   A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

   Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in net investment in foreign operations and non-qualifying hedging relationships.

   Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

   Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

   The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

   In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

   Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

   Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Inter-Bank Offered Rate ("LIBOR"), calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

  HEDGING

   The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                    DECEMBER 31,
                                               -----------------------------------------------------------
                                                          2011                          2010
                                               ----------------------------- -----------------------------
                                                        ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
                                               NOTIONAL -------------------- NOTIONAL --------------------
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS   AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
---------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                    (IN MILLIONS)
     Fair value hedges:
        Foreign currency swaps................  $ 2,622 $  312         $ 79   $ 3,737 $  572         $126
        Interest rate swaps...................    4,259  1,849           86     4,795    811          154
                                               -------- ------  -----------  -------- ------  -----------
            Subtotal..........................    6,881  2,161          165     8,532  1,383          280
                                               -------- ------  -----------  -------- ------  -----------
     Cash flow hedges:
        Foreign currency swaps................    5,135    314          160     4,487    193          212
        Interest rate swaps...................    2,875    852           --     2,602     95           71
        Interest rate forwards................      345     81           --       445     --           36
        Credit forwards.......................       20      4           --        90      2            3
                                               -------- ------  -----------  -------- ------  -----------
            Subtotal..........................    8,375  1,251          160     7,624    290          322
                                               -------- ------  -----------  -------- ------  -----------
           Total qualifying hedges............  $15,256 $3,412         $325   $16,156 $1,673         $602
                                               ======== ======  ===========  ======== ======  ===========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                 DECEMBER 31,
                                            -----------------------------------------------------------
                                                       2011                          2010
                                            ----------------------------- -----------------------------
                                                     ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL -------------------- NOTIONAL --------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                 (IN MILLIONS)
Interest rate swaps........................ $ 28,935 $1,908       $  866   $18,217 $  571       $  645
Interest rate floors.......................   13,290    789           14    13,290    460            4
Interest rate caps.........................   38,532     83           --    27,253    145           --
Interest rate futures......................    2,675      6            2     1,246      7           --
Interest rate options......................    4,624    326           --     5,680    107           23
Interest rate forwards.....................      500     --           14        --     --           --
Synthetic GICs.............................    4,454     --           --     4,397     --           --
Foreign currency swaps.....................    5,392    241          410     5,334    259          563
Foreign currency forwards..................    2,014     81           --     2,050     17           16
Credit default swaps.......................    7,765     90           81     6,792     72           79
Equity futures.............................       --     --           --         7     --           --
Equity options.............................      135     --           --       176     --           --
                                            -------- ------  -----------  -------- ------  -----------
   Total non-designated or non-qualifying
     derivatives........................... $108,316 $3,524       $1,387   $84,442 $1,638       $1,330
                                            ======== ======  ===========  ======== ======  ===========

  NET DERIVATIVE GAINS (LOSSES)

   The components of net derivative gains (losses) were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2011     2010    2009
                                                   ------   ------ --------
                                                       (IN MILLIONS)
       Derivatives and hedging gains (losses) (1). $2,040   $  353 $(2,842)
       Embedded derivatives.......................  (462)    (619)  (1,586)
                                                   ------   ------ --------
          Total net derivative gains (losses)..... $1,578   $(266) $(4,428)
                                                   ======   ====== ========

----------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents earned income on derivatives for the:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2011     2010    2009
                                                           -----    -----   -----
                                                             (IN MILLIONS)
    Qualifying hedges:
       Net investment income..............................  $ 96     $ 82   $  51
       Interest credited to policyholder account balances.   173      196     180
    Non-qualifying hedges:
       Net investment income..............................   (8)      (4)     (3)
       Net derivative gains (losses)......................   179       53    (51)
                                                           -----    -----   -----
           Total..........................................  $440     $327   $ 177
                                                           =====    =====   =====

  FAIR VALUE HEDGES

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments;
(ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table represents the amount of such net derivative gains (losses):

                                                               NET DERIVATIVE  NET DERIVATIVE INEFFECTIVENESS
                                                               GAINS (LOSSES)  GAINS (LOSSES)  RECOGNIZED IN
DERIVATIVES IN FAIR VALUE      HEDGED ITEMS IN FAIR VALUE        RECOGNIZED    RECOGNIZED FOR NET DERIVATIVE
HEDGING RELATIONSHIPS            HEDGING RELATIONSHIPS         FOR DERIVATIVES  HEDGED ITEMS  GAINS (LOSSES)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps:       Fixed maturity securities..........          $ (18)       $     18           $  --
                           PABs (1)...........................           1,019          (994)              25
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................               1              3               4
                           Foreign-denominated PABs (2).......              28           (55)            (27)
                                                               --------------- -------------- ---------------
   Total...................................................             $1,030       $(1,028)           $   2
                                                               ===============       ========           =====
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps:       Fixed maturity securities..........          $ (13)       $     15           $   2
                           PABs (1)...........................             153          (150)               3
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................              13           (13)              --
                           Foreign-denominated PABs (2).......              47           (34)              13
                                                               --------------- -------------- ---------------
   Total...................................................             $  200       $  (182)           $  18
                                                               ===============       ========           =====
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:       Fixed maturity securities..........          $   42       $   (35)           $   7
                           PABs (1)...........................           (956)            947             (9)
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................            (13)             10             (3)
                           Foreign-denominated PABs (2).......             351          (332)              19
                                                               --------------- -------------- ---------------
   Total...................................................             $(576)       $    590           $  14
                                                               ===============       ========           =====

----------
(1)Fixed rate liabilities.

(2)Fixed rate or floating rate liabilities.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments;
(ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities;
(iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (v) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring. The net amounts reclassified into net derivative gains (losses) for the years ended December 31, 2011,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010 and 2009 related to such discontinued cash flow hedges were gains (losses) of $3 million, $9 million and ($7) million, respectively.

   At December 31, 2011 and 2010, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed nine years and seven years, respectively.

   The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                                                       YEARS ENDED DECEMBER 31,
                                                                                       ------------------------
                                                                                        2011    2010     2009
                                                                                       ------   -----   ------
                                                                                          (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at January 1,.................. $   90   $(92)   $  137
Gains (losses) deferred in other comprehensive income (loss) on the effective portion
  of cash flow hedges.................................................................  1,231     134    (327)
Amounts reclassified to net derivative gains (losses).................................   (30)      46       93
Amounts reclassified to net investment income.........................................      2       3        7
Amounts reclassified to other expenses................................................     --     (1)       --
Amortization of transition adjustment.................................................     --      --      (2)
                                                                                         ------   -----  ------
Accumulated other comprehensive income (loss), balance at December 31,................ $1,293   $  90   $ (92)
                                                                                         ======   =====  ======

   At December 31, 2011, $26 million of deferred net gains (losses) on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                          AMOUNT OF GAINS             AMOUNT AND LOCATION
                                         (LOSSES) DEFERRED             OF GAINS (LOSSES)                AMOUNT AND LOCATION
                                       IN ACCUMULATED OTHER            RECLASSIFIED FROM                 OF GAINS (LOSSES)
DERIVATIVES IN CASH FLOW               COMPREHENSIVE INCOME     ACCUMULATED OTHER COMPREHENSIVE     RECOGNIZED IN INCOME (LOSS)
HEDGING RELATIONSHIPS                  (LOSS) ON DERIVATIVES    INCOME (LOSS) INTO INCOME (LOSS)          ON DERIVATIVES
-------------------------------------- --------------------- -------------------------------------- ---------------------------
                                                                                                     (INEFFECTIVE PORTION AND
                                                                                                       AMOUNT EXCLUDED FROM
                                        (EFFECTIVE PORTION)           (EFFECTIVE PORTION)             EFFECTIVENESS TESTING)
-                                      --------------------- -------------------------------------- ---------------------------
                                                             NET DERIVATIVE NET INVESTMENT  OTHER         NET DERIVATIVE
                                                             GAINS (LOSSES)     INCOME     EXPENSES       GAINS (LOSSES)
                                                             -------------- -------------- -------- ---------------------------
                                                                            (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps...................                $  919         $   --           $  1      $--                        $  1
Foreign currency swaps................                   166              7            (5)       --                           1
Interest rate forwards................                   128             22              2       --                           2
Credit forwards.......................                    18              1             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $1,231         $   30           $(2)      $--                        $  4
                                       ===================== ============== ============== ======== ===========================
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps...................                $   90         $   --           $ --      $ 1                        $  3
Foreign currency swaps................                    74           (56)            (6)       --                          --
Interest rate forwards................                  (35)             10              3       --                         (1)
Credit forwards.......................                     5             --             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $  134         $ (46)           $(3)      $ 1                        $  2
                                       ===================== ============== ============== ======== ===========================
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps...................                $ (47)         $   --           $ --      $--                        $(2)
Foreign currency swaps................                 (409)          (159)            (5)       --                         (1)
Interest rate forwards................                   130             66             --       --                          --
Credit forwards.......................                   (1)             --             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $(327)         $ (93)           $(5)      $--                        $(3)
                                       ===================== ============== ============== ======== ===========================

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

   The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

   When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of equity:

                                                                                             AMOUNT AND LOCATION
                                                                                             OF GAINS (LOSSES)
                                                                                             RECLASSIFIED FROM ACCUMULATED
                                                                                             OTHER COMPREHENSIVE INCOME
                                                                                             (LOSS) INTO INCOME (LOSS)
                                                           AMOUNT OF GAINS (LOSSES)          (EFFECTIVE PORTION)
                                                           DEFERRED IN ACCUMULATED           -----------------------------
                                                           OTHER COMPREHENSIVE INCOME (LOSS)  NET INVESTMENT
                                                           (EFFECTIVE PORTION)                GAINS (LOSSES)
                                                           --------------------------------- -----------------------------
                                                           YEARS ENDED DECEMBER 31,          YEARS ENDED DECEMBER 31,
DERIVATIVES AND NON-DERIVATIVE HEDGING INSTRUMENTS IN NET  --------------------------------- -----------------------------
INVESTMENT HEDGING RELATIONSHIPS (1), (2)                  2011       2010       2009        2011      2010      2009
---------------------------------------------------------  ----       ----       -----       ----      ----     ------
                                                                    (IN MILLIONS)
           Foreign currency forwards......................  $--        $--       $  --        $--       $--     $ (59)
           Foreign currency swaps.........................   --         --        (18)         --        --       (63)
           Non-derivative hedging instruments.............   --         --        (37)         --        --       (11)
                                                           ----       ----       -----       ----      ----     ------
              Total.......................................  $--        $--       $(55)        $--       $--     $(133)
                                                           ====       ====       =====       ====      ====     ======

----------
(1)During the years ended December 31, 2011 and 2010, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive income (loss) into earnings. During the year ended
   December 31, 2009, the Company substantially liquidated, through assumption reinsurance, the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive income (loss) into earnings. See Note 2.

(2)There was no ineffectiveness recognized for the Company's hedges of net investments in foreign operations. All components of each derivative and non-derivative hedging instrument's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2011 and 2010, there was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income
(loss) related to hedges of net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

   The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures to economically hedge liabilities; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates;
(vii) credit default swaps, TRRs and structured interest rate swaps to synthetically create investments; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios; (x) swaptions to hedge interest rate risk;
(xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered call options for income generation; (xiii) synthetic GICs; and (xiv) equity options to economically hedge certain invested assets against adverse changes in equity indices.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                    NET          NET
                                                 DERIVATIVE   INVESTMENT
                                               GAINS (LOSSES) INCOME (1)
                                               -------------- ----------
                                                     (IN MILLIONS)
        FOR THE YEAR ENDED DECEMBER 31, 2011:
        Interest rate swaps...................       $  1,073      $  --
        Interest rate floors..................            319         --
        Interest rate caps....................          (185)         --
        Interest rate futures.................            240         --
        Foreign currency swaps................             72         --
        Foreign currency forwards.............             31         --
        Equity options........................             --       (14)
        Interest rate options.................            246         --
        Interest rate forwards................           (14)         --
        Swap spreadlocks......................             --         --
        Credit default swaps..................             13          5
        Total rate of return swaps............             --         --
                                               -------------- ----------
         Total................................       $  1,795      $ (9)
                                               ============== ==========
        FOR THE YEAR ENDED DECEMBER 31, 2010:
        Interest rate swaps...................       $     74      $  --
        Interest rate floors..................             95         --
        Interest rate caps....................          (165)         --
        Interest rate futures.................            108         --
        Foreign currency swaps................            118         --
        Foreign currency forwards.............           (12)         --
        Equity options........................            (2)       (17)
        Interest rate options.................             30         --
        Interest rate forwards................              7         --
        Swap spreadlocks......................             --         --
        Credit default swaps..................             28        (2)
        Total rate of return swaps............             15         --
                                               -------------- ----------
         Total................................       $    296      $(19)
                                               ============== ==========
        FOR THE YEAR ENDED DECEMBER 31, 2009:
        Interest rate swaps...................       $  (880)      $  --
        Interest rate floors..................          (514)         --
        Interest rate caps....................             27         --
        Interest rate futures.................          (155)         --
        Foreign currency swaps................          (584)         --
        Foreign currency forwards.............          (151)         --
        Equity options........................              2        (2)
        Interest rate options.................          (379)         --
        Interest rate forwards................            (7)         --
        Swap spreadlocks......................           (38)         --
        Credit default swaps..................          (195)       (11)
        Total rate of return swaps............             63         --
                                               -------------- ----------
         Total................................       $(2,811)      $(13)
                                               ============== ==========

----------
(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

                     \METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CREDIT DERIVATIVES

   In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $5.4 billion and $4.2 billion at December 31, 2011 and 2010, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2011, the Company would have paid $29 million to terminate all of these contracts, and at December 31, 2010, the Company would have received
$49 million to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                              DECEMBER 31,
                                              -----------------------------------------------------------------------------
                                                               2011                                   2010
                                              -------------------------------------- --------------------------------------
                                                            MAXIMUM                                MAXIMUM
                                              ESTIMATED      AMOUNT                  ESTIMATED      AMOUNT
                                              FAIR VALUE   OF FUTURE      WEIGHTED   FAIR VALUE   OF FUTURE      WEIGHTED
                                              OF CREDIT  PAYMENTS UNDER   AVERAGE    OF CREDIT  PAYMENTS UNDER   AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED        DEFAULT   CREDIT DEFAULT   YEARS TO    DEFAULT   CREDIT DEFAULT   YEARS TO
CREDIT OBLIGATIONS (1)                          SWAPS      SWAPS (2)    MATURITY (3)   SWAPS      SWAPS (2)    MATURITY (3)
--------------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                    (IN MILLIONS)                          (IN MILLIONS)
Aaa/Aa/A
Single name credit default swaps (corporate).      $   3         $  488          3.1        $ 4         $  423          3.9
Credit default swaps referencing indices.....        (1)          2,150          3.0         34          2,247          3.7
                                              ---------- --------------              ---------- --------------
  Subtotal...................................          2          2,638          3.0         38          2,670          3.7
                                              ---------- --------------              ---------- --------------
Baa
Single name credit default swaps (corporate).       (10)            750          3.6          5            730          4.4
Credit default swaps referencing indices.....       (19)          1,959          4.9          6            728          5.0
                                              ---------- --------------              ---------- --------------
  Subtotal...................................       (29)          2,709          4.5         11          1,458          4.7
                                              ---------- --------------              ---------- --------------
Ba
Single name credit default swaps (corporate).         --             25          3.5         --             25          4.4
Credit default swaps referencing indices.....         --             --           --         --             --           --
                                              ---------- --------------              ---------- --------------
  Subtotal...................................         --             25          3.5         --             25          4.4
                                              ---------- --------------              ---------- --------------
B
Single name credit default swaps (corporate).         --             --           --         --             --           --
Credit default swaps referencing indices.....        (2)             25          4.8         --             --           --
                                              ---------- --------------              ---------- --------------
  Subtotal...................................        (2)             25          4.8         --             --           --
                                              ---------- --------------              ---------- --------------
   Total.....................................      $(29)         $5,397          3.8        $49         $4,153          4.1
                                              ========== ==============              ========== ==============

----------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

   The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $5.4 billion and $4.2 billion from the table above were $80 million and $120 million at December 31, 2011 and 2010, respectively.

  CREDIT RISK ON FREESTANDING DERIVATIVES

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

   The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

   The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivative instruments. At December 31, 2011 and 2010, the Company was obligated to return cash collateral under its control of $4.4 billion and $1.0 billion, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2011 and 2010, the Company had received collateral consisting of various securities with a fair market value of $768 million and $501 million, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2011, none of the collateral had been sold or repledged.

   The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

   The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                   ESTIMATED FAIR VALUE OF FAIR VALUE OF INCREMENTAL COLLATERAL
                                                    COLLATERAL PROVIDED:              PROVIDED UPON:
-                                                  ----------------------- ------------------------------------
                                                                                          DOWNGRADE IN THE
                                                                           ONE NOTCH  COMPANY'S CREDIT RATING
                                                                           DOWNGRADE  TO A LEVEL THAT TRIGGERS
                                    ESTIMATED                               IN THE         FULL OVERNIGHT
                                FAIR VALUE (1) OF                          COMPANY'S    COLLATERALIZATION OR
                                DERIVATIVES IN NET FIXED MATURITY           CREDIT          TERMINATION
                                LIABILITY POSITION SECURITIES (2) CASH (3)  RATING   OF THE DERIVATIVE POSITION
-                               ------------------ -------------- -------- --------- --------------------------
                                                                 (IN MILLIONS)
DECEMBER 31, 2011:
Derivatives subject to credit-
  contingent provisions........               $151           $ 94      $--       $25                       $ 64
Derivatives not subject to
  credit-contingent provisions.                 --             --       --        --                         --
                                ------------------ -------------- -------- --------- --------------------------
 Total.........................               $151           $ 94      $--       $25                       $ 64
                                ================== ============== ======== ========= ==========================
DECEMBER 31, 2010:
Derivatives subject to credit-
  contingent provisions........               $243           $120      $--       $35                       $110
Derivatives not subject to
  credit-contingent provisions.                  1             --        1        --                         --
                                ------------------ -------------- -------- --------- --------------------------
 Total.........................               $244           $120      $ 1       $35                       $110
                                ================== ============== ======== ========= ==========================

----------
(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

(3)Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

   Without considering the effect of netting agreements, the estimated fair value of the Company's OTC derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2011 was $216 million. At December 31, 2011, the Company provided collateral of $94 million in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and (ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2011 would be $122 million. This amount does not consider gross derivative assets of $65 million for which the Company has the contractual right of offset.

   The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2011 and 2010, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2011 and 2010, the Company provided cash collateral for exchange-traded futures of $37 million and $21 million, respectively, which is included in premiums, reinsurance and other receivables.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  EMBEDDED DERIVATIVES

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and options embedded in debt or equity securities.

   The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                DECEMBER 31,
                                                                ------------
                                                                 2011   2010
                                                                ------  -----
                                                                (IN MILLIONS)
   Net embedded derivatives within asset host contracts:
    Ceded guaranteed minimum benefits.......................... $1,163  $ 295
    Options embedded in debt or equity securities..............   (15)   (24)
                                                                ------  -----
      Net embedded derivatives within asset host contracts..... $1,148  $ 271
                                                                ======  =====
   Net embedded derivatives within liability host contracts:
    Direct guaranteed minimum benefits......................... $  307  $(77)
    Funds withheld on ceded reinsurance........................  1,646    754
    Other......................................................     17     11
                                                                ------  -----
      Net embedded derivatives within liability host contracts. $1,970  $ 688
                                                                ======  =====

   The following table presents changes in estimated fair value related to embedded derivatives:

                                                 YEARS ENDED DECEMBER 31,
                                                 ----------------------
                                                  2011     2010    2009
                                                 ------   ------ --------
                                                     (IN MILLIONS)
         Net derivative gains (losses) (1), (2). $(462)   $(619) $(1,586)

----------

(1)The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were $88 million, ($43) million and ($380) million for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($219) million, $82 million and $624 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(2)See Note 9 for discussion of affiliated net derivative gains (losses) included in the table above.

5.  FAIR VALUE

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

   The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                                   DECEMBER 31, 2011
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................            $    --          $ 56,777      $ 4,919  $ 61,696
  Foreign corporate securities...............................                 --            26,888        2,258    29,146
  U.S. Treasury and agency securities........................             11,450            14,369           25    25,844
  RMBS.......................................................                 --            25,028          691    25,719
  CMBS.......................................................                 --             8,886          219     9,105
  ABS........................................................                 --             5,440        1,146     6,586
  State and political subdivision securities.................                 --             6,182           --     6,182
  Foreign government securities..............................                 --             3,609          291     3,900
                                                              ------------------ ----------------- ------------ ---------
   Total fixed maturity securities...........................             11,450           147,179        9,549   168,178
                                                              ------------------ ----------------- ------------ ---------
Equity securities:
  Common stock...............................................                 79               673          104       856
  Non-redeemable preferred stock.............................                 --               129          293       422
                                                              ------------------ ----------------- ------------ ---------
   Total equity securities...................................                 79               802          397     1,278
                                                              ------------------ ----------------- ------------ ---------
Trading and other securities:
  Actively Traded Securities.................................                 --               473           --       473
  FVO general account securities.............................                 --                93           14       107
  FVO securities held by CSEs................................                 --               117           --       117
                                                              ------------------ ----------------- ------------ ---------
   Total trading and other securities........................                 --               683           14       697
                                                              ------------------ ----------------- ------------ ---------
Short-term investments (1)...................................              1,641             4,364          134     6,139
Derivative assets: (2)
  Interest rate contracts....................................                  6             5,807           81     5,894
  Foreign currency contracts.................................                 --               892           56       948
  Credit contracts...........................................                 --                71           23        94
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative assets...................................                  6             6,770          160     6,936
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within asset host contracts (3).....                 --                --        1,163     1,163
Separate account assets (4)..................................             22,445            83,151        1,082   106,678
                                                              ------------------ ----------------- ------------ ---------
    Total assets.............................................            $35,621          $242,949      $12,499  $291,069
                                                              ================== ================= ============ =========
LIABILITIES:
Derivative liabilities: (2)
  Interest rate contracts....................................            $     2          $    966      $    14  $    982
  Foreign currency contracts.................................                 --               649           --       649
  Credit contracts...........................................                 --                59           22        81
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative liabilities..............................                  2             1,674           36     1,712
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within liability host contracts (3).                 --                17        1,953     1,970
Long-term debt of CSEs.......................................                 --                --          116       116
Trading liabilities (5)......................................                124                 3           --       127
                                                              ------------------ ----------------- ------------ ---------
    Total liabilities........................................            $   126          $  1,694      $ 2,105  $  3,925
                                                              ================== ================= ============ =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                   DECEMBER 31, 2010
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................            $    --          $ 48,064      $ 5,063  $ 53,127
  Foreign corporate securities...............................                 --            27,771        2,796    30,567
  U.S. Treasury and agency securities........................              7,728            13,205           44    20,977
  RMBS.......................................................                274            28,420        1,985    30,679
  CMBS.......................................................                 --             9,540          161     9,701
  ABS........................................................                 --             4,929        1,514     6,443
  State and political subdivision securities.................                 --             4,583            1     4,584
  Foreign government securities..............................                 --             3,286          171     3,457
                                                              ------------------ ----------------- ------------ ---------
   Total fixed maturity securities...........................              8,002           139,798       11,735   159,535
                                                              ------------------ ----------------- ------------ ---------
Equity securities:
  Common stock...............................................                176               717           79       972
  Non-redeemable preferred stock.............................                 --               216          633       849
                                                              ------------------ ----------------- ------------ ---------
   Total equity securities...................................                176               933          712     1,821
                                                              ------------------ ----------------- ------------ ---------
Trading and other securities:
  Actively Traded Securities.................................                 --               453           10       463
  FVO general account securities.............................                 --                21           50        71
  FVO securities held by CSEs................................                 --               201           --       201
                                                              ------------------ ----------------- ------------ ---------
   Total trading and other securities........................                 --               675           60       735
                                                              ------------------ ----------------- ------------ ---------
Short-term investments (1)...................................              1,001               845          379     2,225
Derivative assets: (2)
  Interest rate contracts....................................                  7             2,175           14     2,196
  Foreign currency contracts.................................                 --               995           46     1,041
  Credit contracts...........................................                 --                35           39        74
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative assets...................................                  7             3,205           99     3,311
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within asset host contracts (3).....                 --                --          295       295
Separate account assets (4)..................................             19,550            76,770        1,509    97,829
                                                              ------------------ ----------------- ------------ ---------
    Total assets.............................................            $28,736          $222,226      $14,789  $265,751
                                                              ================== ================= ============ =========
LIABILITIES:
Derivative liabilities: (2)
  Interest rate contracts....................................            $    --          $    896      $    37  $    933
  Foreign currency contracts.................................                 --               917           --       917
  Credit contracts...........................................                 --                76            6        82
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative liabilities..............................                 --             1,889           43     1,932
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within liability host contracts (3).                 --                11          677       688
Long-term debt of CSEs.......................................                 --                --          184       184
Trading liabilities (5)......................................                 46                --           --        46
                                                              ------------------ ----------------- ------------ ---------
    Total liabilities........................................            $    46          $  1,900      $   904  $  2,850
                                                              ================== ================= ============ =========

----------
(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented in the consolidated balance sheets within PABs and other liabilities. At December 31, 2011, fixed maturity securities and equity securities also included embedded derivatives of less than $1 million and ($15) million, respectively. At December 31, 2010, fixed maturity securities and equity securities included embedded derivatives of $1 million and ($25) million, respectively.

(4)Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

   See Note 3 for discussion of CSEs included in the tables above and for certain prior year amounts which have been reclassified to conform with the 2011 presentation.

   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   When available, the estimated fair value of the Company's fixed maturity securities, equity securities, trading and other securities and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

   When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

   The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

   When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

market participants would use when pricing such securities and are considered appropriate given the circumstances.

   The estimated fair value of FVO securities held by CSEs is determined on a basis consistent with the methodologies described herein for fixed maturity securities and equity securities. The Company consolidates certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and other securities.

   The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

   Most inputs for OTC derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Embedded Derivatives Within Asset and Liability Host Contracts

   Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees and certain funding agreements with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

   The fair value of these guarantees is estimated using the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates.

   The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs.

   The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for nonperformance risk. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Separate Account Assets

   Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Long-term Debt of CSEs

   The Company has elected the FVO for the long-term debt of CSEs. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Trading Liabilities

   Trading liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. The estimated fair value of trading liabilities is determined on a basis consistent with the methodologies described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments."

   VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

   A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

   The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

   While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect management's own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

   These securities are comprised of U.S. Treasury and agency securities, RMBS principally to-be-announced securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Derivative Assets and Derivative Liabilities

   These assets and liabilities are comprised of exchange-traded derivatives. Valuation of these assets and liabilities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Separate Account Assets

   These assets are comprised of (i) securities that are similar in nature to the fixed maturity securities, equity securities and short-term investments referred to above; and (ii) certain exchange-traded derivatives, including financial futures and owned options. Valuation of these assets is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 2 securities described below.

   U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

   Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

   Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Common and non-redeemable preferred stock. These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

  Derivative Assets and Derivative Liabilities

   This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

  Interest rate contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and repurchase rates.

   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

  Foreign currency contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

  Credit contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

  Equity market contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels and dividend yield curves.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

  Embedded Derivatives Contained in Certain Funding Agreements

   These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the spot equity and bond index level.

  Separate Account Assets

   These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities, short-term investments and derivative assets referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

   In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in Level 2 Measurements. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

   U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

   Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and RMBS supported by sub-prime mortgage loans included in this level are valued based on inputs including

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

   Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

   Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  Derivative Assets and Derivative Liabilities

   These derivatives are principally valued using an income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

  Interest rate contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

    Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and interest rate volatility.

  Foreign currency contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and cross currency basis curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Credit contracts.

    Non-option-based -- Significant unobservable inputs may include credit spreads, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Equity market contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves and equity volatility.

  Direct Guaranteed Minimum Benefits

   These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

  Reinsurance Ceded on Certain Guaranteed Minimum Benefits

   These embedded derivatives are principally valued using an income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those previously described under "Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

  Embedded Derivatives Within Funds Withheld Related to Certain Ceded
  Reinsurance

   These embedded derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

   These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities and derivative assets referred to above. Separate account assets within this level also include mortgage loans and other limited partnership interests. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

  Long-term Debt of CSEs

   The estimated fair value of the long-term debt of the Company's CSEs are priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived from or corroborated by observable market data.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


TRANSFERS BETWEEN LEVELS 1 AND 2:

   During the years ended December 31, 2011 and 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

   Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the years ended December 31, 2011 and 2010 are summarized below.

   Transfers into Level 3 were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade), which have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value.

   During the year ended December 31, 2011, transfers into Level 3 for fixed maturity securities of $299 million and for separate account assets of $18 million, were principally comprised of certain U.S. and foreign corporate securities. During the year ended December 31, 2010, transfers into Level 3 for fixed maturity securities of $1.3 billion and for separate account assets of $46 million, were principally comprised of certain U.S. and foreign corporate securities.

   Transfers out of Level 3 resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

   During the year ended December 31, 2011, transfers out of Level 3 for fixed maturity securities of $3.1 billion and for separate account assets of $252 million, were principally comprised of certain RMBS, U.S. and foreign corporate securities, and ABS. During the year ended December 31, 2010, transfers out of Level 3 for fixed maturity securities of $1.1 billion and for separate account assets of $231 million, were principally comprised of certain U.S. and foreign corporate securities, RMBS, ABS and foreign government securities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective time periods:

                                                  FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                               -----------------------------------------------------------------------------
                                                                        FIXED MATURITY SECURITIES:
                                               -----------------------------------------------------------------------------
                                                                        U.S.                           STATE AND
                                                  U.S.     FOREIGN    TREASURY                         POLITICAL   FOREIGN
                                               CORPORATE  CORPORATE  AND AGENCY                       SUBDIVISION GOVERNMENT
                                               SECURITIES SECURITIES SECURITIES   RMBS   CMBS   ABS   SECURITIES  SECURITIES
                                               ---------- ---------- ---------- -------- ----- ------ ----------- ----------
                                                                               (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,...........................     $5,063   $  2,796      $  44 $  1,985 $ 161 $1,514        $  1      $ 171
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
   Net investment income......................          4          7         --       10    --      2          --          6
   Net investment gains (losses)..............       (15)         16         --     (10)   (1)   (12)          --         --
   Net derivative gains (losses)..............         --         --         --       --    --     --          --         --
 Other comprehensive income (loss)............        258       (24)          2     (52)    28     42          --         17
Purchases (3).................................        789        915         --       78   106    670          --        118
Sales (3).....................................      (653)    (1,129)        (1)    (127)  (86)  (370)          --       (21)
Issuances (3).................................         --         --         --       --    --     --          --         --
Settlements (3)...............................         --         --         --       --    --     --          --         --
Transfers into Level 3 (4)....................        122        155         --       --    11     11          --         --
Transfers out of Level 3 (4)..................      (649)      (478)       (20)  (1,193)    --  (711)         (1)         --
                                               ---------- ---------- ---------- -------- ----- ------ ----------- ----------
Balance, December 31,.........................     $4,919   $  2,258      $  25 $    691 $ 219 $1,146        $ --      $ 291
                                               ========== ========== ========== ======== ===== ====== =========== ==========
Changes in unrealized gains (losses) relating
 to assets and liabilities still held at
 December 31, 2011 included in earnings:
   Net investment income......................     $    4   $      5      $  -- $     11 $  -- $    2        $ --      $   5
   Net investment gains (losses)..............     $ (27)   $   (22)      $  -- $   (10) $  -- $  (9)        $ --      $  --
   Net derivative gains (losses)..............     $   --   $     --      $  -- $     -- $  -- $   --        $ --      $  --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              -------------------------------------------------------------------------
                                              EQUITY SECURITIES:    TRADING AND OTHER SECURITIES:
                                              --------------------- --------------------------
                                                          NON-                         FVO
                                                       REDEEMABLE    ACTIVELY        GENERAL                    SEPARATE
                                              COMMON   PREFERRED      TRADED         ACCOUNT      SHORT-TERM    ACCOUNT
                                              STOCK      STOCK      SECURITIES      SECURITIES    INVESTMENTS  ASSETS (5)
                                              ------   ----------   ----------      ----------    -----------  ----------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..........................  $  79       $  633         $ 10           $  50         $  379      $1,509
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................     --           --           --             (6)              1          --
  Net investment gains (losses)..............     11         (45)           --              --            (1)         101
  Net derivative gains (losses)..............     --           --           --              --             --          --
 Other comprehensive income (loss)...........     11            1           --              --             --          --
Purchases (3)................................     22            2           --              --            134         188
Sales (3)....................................   (20)        (298)          (8)            (30)          (379)       (482)
Issuances (3)................................     --           --           --              --             --          --
Settlements (3)..............................     --           --           --              --             --          --
Transfers into Level 3 (4)...................      1           --           --              --             --          18
Transfers out of Level 3 (4).................     --           --          (2)              --             --       (252)
                                              ------   ----------   ----------      ----------    -----------  ----------
Balance, December 31,........................  $ 104       $  293         $ --           $  14         $  134      $1,082
                                              ======   ==========   ==========      ==========    ===========  ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2011 included in
 earnings:
  Net investment income......................  $  --       $   --         $ --           $ (6)         $    1      $   --
  Net investment gains (losses)..............  $ (6)       $ (16)         $ --           $  --         $  (1)      $   --
  Net derivative gains (losses)..............  $  --       $   --         $ --           $  --         $   --      $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              --------------------------------------------------------------------
                                                       NET DERIVATIVES: (6)
                                              ---------------------------------------
                                              INTEREST      FOREIGN             EQUITY         NET
                                                RATE       CURRENCY   CREDIT    MARKET      EMBEDDED      LONG-TERM
                                              CONTRACTS    CONTRACTS CONTRACTS CONTRACTS DERIVATIVES (7) DEBT OF CSES
                                              ---------    --------- --------- --------- --------------- ------------
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..........................     $(23)          $46     $  33       $--          $(382)       $(184)
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................        --           --        --        --              --           --
  Net investment gains (losses)..............        --           --        --        --              --          (8)
  Net derivative gains (losses)..............       (7)           10      (33)        --           (458)           --
 Other comprehensive income (loss)...........       130           --        14        --              --           --
Purchases (3)................................        --           --        --        --              --           --
Sales (3)....................................        --           --        --        --              --           --
Issuances (3)................................        --           --       (2)        --              --           --
Settlements (3)..............................      (33)           --      (11)        --              50           76
Transfers into Level 3 (4)...................        --           --        --        --              --           --
Transfers out of Level 3 (4).................        --           --        --        --              --           --
                                              ---------    --------- --------- --------- --------------- ------------
Balance, December 31,........................     $  67          $56     $   1       $--          $(790)       $(116)
                                              =========    ========= ========= ========= =============== ============
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2011 included in
 earnings:
  Net investment income......................     $  --          $--     $  --       $--          $   --       $   --
  Net investment gains (losses)..............     $  --          $--     $  --       $--          $   --       $  (8)
  Net derivative gains (losses)..............     $(13)          $10     $(32)       $--          $(454)       $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              ---------------------------------------------------------------------------
                                                                      FIXED MATURITY SECURITIES:
                                              ---------------------------------------------------------------------------
                                                                       U.S.                         STATE AND
                                                 U.S.     FOREIGN    TREASURY                       POLITICAL   FOREIGN
                                              CORPORATE  CORPORATE  AND AGENCY                     SUBDIVISION GOVERNMENT
                                              SECURITIES SECURITIES SECURITIES  RMBS  CMBS   ABS   SECURITIES  SECURITIES
                                              ---------- ---------- ---------- ------ ----- ------ ----------- ----------
                                                                             (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................     $4,674     $3,456        $-- $2,290 $  87 $  958       $  20     $  249
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................         17        (1)         --     63     2      5          --          5
  Net investment gains (losses)..............       (10)       (32)         --   (47)   (2)   (33)          --        (1)
  Net derivative gains (losses)..............         --         --         --     --    --     --          --         --
 Other comprehensive income (loss)...........        184        179         --    234    50    113          --         16
Purchases, sales, issuances and settlements
 (3).........................................      (400)      (709)         22  (420)  (21)    581           2         15
Transfers into Level 3 (4)...................        751        351         22     57    45     29          --         --
Transfers out of Level 3 (4).................      (153)      (448)         --  (192)    --  (139)        (21)      (113)
                                              ---------- ---------- ---------- ------ ----- ------ ----------- ----------
Balance, December 31,........................     $5,063     $2,796        $44 $1,985 $ 161 $1,514       $   1     $  171
                                              ========== ========== ========== ====== ===== ====== =========== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................     $    8     $  (2)        $-- $   62 $   1 $    5       $  --     $    5
  Net investment gains (losses)..............     $ (32)     $ (43)        $-- $ (26) $ (2) $ (23)       $  --     $   --
  Net derivative gains (losses)..............     $   --     $   --        $-- $   -- $  -- $   --       $  --     $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              -------------------------------------------------------------------------
                                              EQUITY SECURITIES:    TRADING AND OTHER SECURITIES:
                                              --------------------- --------------------------
                                                          NON-                         FVO
                                                       REDEEMABLE    ACTIVELY        GENERAL                    SEPARATE
                                              COMMON   PREFERRED      TRADED         ACCOUNT      SHORT-TERM    ACCOUNT
                                              STOCK      STOCK      SECURITIES      SECURITIES    INVESTMENTS  ASSETS (5)
                                              ------   ----------   ----------      ----------    -----------  ----------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................   $ 64       $  793        $  32           $  51           $  8      $1,583
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................     --           --           --              10              1          --
  Net investment gains (losses)..............    (1)           30           --              --             --         142
  Net derivative gains (losses)..............     --           --           --              --             --          --
 Other comprehensive income (loss)...........     --            2           --              --             --          --
Purchases, sales, issuances and settlements
 (3).........................................     16        (192)         (22)            (30)            370        (31)
Transfers into Level 3 (4)...................      1           --           --              37             --          46
Transfers out of Level 3 (4).................    (1)           --           --            (18)             --       (231)
                                              ------   ----------   ----------      ----------    -----------  ----------
Balance, December 31,........................   $ 79       $  633        $  10           $  50           $379      $1,509
                                              ======   ==========   ==========      ==========    ===========  ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................   $ --       $   --        $  --           $  13           $  1      $   --
  Net investment gains (losses)..............   $(2)       $  (3)        $  --           $  --           $ --      $   --
  Net derivative gains (losses)..............   $ --       $   --        $  --           $  --           $ --      $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              ------------------------------------------------------------------------
                                                       NET DERIVATIVES: (6)
                                              ---------------------------------------
                                              INTEREST   FOREIGN             EQUITY         NET
                                                RATE    CURRENCY   CREDIT    MARKET      EMBEDDED        LONG-TERM
                                              CONTRACTS CONTRACTS CONTRACTS CONTRACTS DERIVATIVES (7) DEBT OF CSES (8)
                                              --------- --------- --------- --------- --------------- ----------------
                                                                           (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................     $  --     $  53      $ 37      $  2          $  166           $   --
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................        --        --        --        --              --               --
  Net investment gains (losses)..............        --        --        --        --              --               48
  Net derivative gains (losses)..............        23        28         2       (2)           (588)               --
 Other comprehensive income (loss)...........      (36)        --         1        --              --               --
Purchases, sales, issuances and settlements
 (3).........................................      (10)      (35)       (7)        --              40            (232)
Transfers into Level 3 (4)...................        --        --        --        --              --               --
Transfers out of Level 3 (4).................        --        --        --        --              --               --
                                              --------- --------- --------- --------- --------------- ----------------
Balance, December 31,........................     $(23)     $  46      $ 33      $ --          $(382)           $(184)
                                              ========= ========= ========= ========= =============== ================
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................     $  --     $  --      $ --      $ --          $   --           $   --
  Net investment gains (losses)..............     $  --     $  --      $ --      $ --          $   --           $   48
  Net derivative gains (losses)..............     $  23     $  21      $  3      $(2)          $(584)           $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              --------------------------------------------------------------------------
                                                                      FIXED MATURITY SECURITIES:
                                              --------------------------------------------------------------------------
                                                                       U.S.                        STATE AND
                                                 U.S.     FOREIGN    TREASURY                      POLITICAL   FOREIGN
                                              CORPORATE  CORPORATE  AND AGENCY                    SUBDIVISION GOVERNMENT
                                              SECURITIES SECURITIES SECURITIES  RMBS  CMBS   ABS  SECURITIES  SECURITIES
                                              ---------- ---------- ---------- ------ ----- ----- ----------- ----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..........................   $  5,089     $3,367      $  48 $1,077 $ 138 $ 783       $  76      $ 202
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................         12        (8)         --     36    --     2          --          3
  Net investment gains (losses)..............      (288)      (202)         --   (22)     6  (44)          --        (1)
  Net derivative gains (losses)..............         --         --         --     --    --    --          --         --
 Other comprehensive income (loss)...........        572      1,156         --    148     4   213           1         18
Purchases, sales, issuances and settlements
 (3).........................................    (1,002)      (614)       (27)  1,104  (38)  (31)        (15)         66
Transfers into and/or out of Level 3 (4).....        291      (243)       (21)   (53)  (23)    35        (42)       (39)
                                              ---------- ---------- ---------- ------ ----- ----- ----------- ----------
Balance, December 31,........................   $  4,674     $3,456      $  -- $2,290 $  87 $ 958       $  20      $ 249
                                              ========== ========== ========== ====== ===== ===== =========== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2009 included in
 earnings:
  Net investment income......................   $     11     $  (7)      $  -- $   36 $  -- $   2       $  --      $   3
  Net investment gains (losses)..............   $  (281)     $(106)      $  -- $ (41) $ (5) $(50)       $  --      $  --
  Net derivative gains (losses)..............   $     --     $   --      $  -- $   -- $  -- $  --       $  --      $  --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                         -----------------------------------------------------------------------------------
                                         EQUITY SECURITIES:
                                         -----------------
                                                    NON-                 TRADING
                                                 REDEEMABLE                AND                           NET        SEPARATE
                                         COMMON  PREFERRED  SHORT-TERM    OTHER          NET          EMBEDDED      ACCOUNT
                                         STOCK     STOCK    INVESTMENTS SECURITIES DERIVATIVES (6) DERIVATIVES (7) ASSETS (5)
                                         ------  ---------- ----------- ---------- --------------- --------------- ----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,.....................   $ 59      $  918       $  75      $ 116           $(19)        $  1,702     $1,486
Total realized/unrealized gains
 (losses) included in:
 Earnings: (1), (2)
  Net investment income.................     --          --          --         16              --              --         --
  Net investment gains (losses).........    (2)       (251)         (9)         --              --              --      (221)
  Net derivative gains (losses).........     --          --          --         --              35         (1,570)         --
 Other comprehensive income (loss)......    (2)         355          --         --             (1)              --         --
Purchases, sales, issuances, and
 settlements (3)........................      9       (190)        (53)       (49)              79              34        452
Transfers into and/or out of Level 3 (4)     --        (39)         (5)         --             (2)              --      (134)
                                         ------  ---------- ----------- ---------- --------------- --------------- ----------
Balance, December 31,...................   $ 64      $  793       $   8      $  83           $  92        $    166     $1,583
                                         ======  ========== =========== ========== =============== =============== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities
 still held at December 31, 2009
 included in earnings:
  Net investment income.................   $ --      $   --       $  --      $  15           $  --        $     --     $   --
  Net investment gains (losses).........   $(1)      $(128)       $  --      $  --           $  --        $     --     $   --
  Net derivative gains (losses).........   $ --      $   --       $  --      $  --           $  96        $(1,568)     $   --

----------
(1)Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities are included within net investment gains (losses). Lapses associated with embedded derivatives are included within net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements.

(4)Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(6)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(7)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(8)The long-term debt of the CSEs at January 1, 2010 is reported within the purchases, sales, issuances and settlements caption of the rollforward.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Assets and Liabilities Held by CSEs

   The Company has elected the FVO for the following assets and liabilities held by CSEs: securities and long-term debt. Information on the estimated fair value of the securities classified as trading and other securities is presented in Note 3. The following table presents the long-term debt carried under the FVO related to securities classified as trading and other securities at:

                                                                    DECEMBER 31,
                                                                    -------------
                                                                    2011   2010
                                                                    -----  -----
                                                                    (IN MILLIONS)
 Contractual principal balance..................................... $ 138  $ 214
 Excess of contractual principal balance over estimated fair value.  (22)   (30)
                                                                    -----  -----
  Carrying value at estimated fair value........................... $ 116  $ 184
                                                                    =====  =====

   Interest income on securities classified as trading and other securities held by CSEs is recorded in net investment income. Interest expense on long-term debt of CSEs is recorded in other expenses. Gains and losses from initial measurement, subsequent changes in estimated fair value and gains or losses on sales of long-term debt are recognized in net investment gains (losses). See Note 3.

  NON-RECURRING FAIR VALUE MEASUREMENTS

   Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                                        YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------
                                               2011                               2010                               2009
                                ---------------------------------- ---------------------------------- -----------------------
                                 CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED
                                   VALUE       FAIR     INVESTMENT    VALUE       FAIR     INVESTMENT    VALUE       FAIR
                                 PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER
                                MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT
                                ----------- ----------- ---------- ----------- ----------- ---------- ----------- -----------
                                                                             (IN MILLIONS)
Mortgage loans, net (1)........        $168        $143      $(25)        $176        $160      $(16)        $248        $168
Other limited partnership
 interests (2).................        $ 11        $  8      $ (3)        $  3        $  1      $ (2)        $805        $517
Real estate joint ventures (3).        $ --        $ --      $  --        $  8        $  3      $ (5)        $ 80        $ 43

                                -----------

                                -----------
                                   NET
                                INVESTMENT
                                  GAINS
                                 (LOSSES)
                                ----------

Mortgage loans, net (1)........     $ (80)
Other limited partnership
 interests (2).................     $(288)
Real estate joint ventures (3).     $ (37)

----------
(1)Mortgage loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized and are reported as losses above. Subsequent improvements in estimated fair value on previously impaired loans recorded through a reduction in the previously established valuation allowance are reported as gains above. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value and decreases in previous impairments from subsequent improvements in estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

(2)Other limited partnership interests -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments using certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments were $1 million and $11 million at December 31, 2011 and 2010, respectively.

(3)Real estate joint ventures -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. There were no unfunded commitments for these investments at December 31, 2011. Unfunded commitments for these investments were $3 million at December 31, 2010.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  FAIR VALUE OF FINANCIAL INSTRUMENTS

   Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                          DECEMBER 31,
                                                     -------------------------------------------------------
                                                                2011                        2010
                                                     --------------------------- ---------------------------
                                                                       ESTIMATED                   ESTIMATED
                                                     NOTIONAL CARRYING   FAIR    NOTIONAL CARRYING   FAIR
                                                      AMOUNT   VALUE     VALUE    AMOUNT   VALUE     VALUE
                                                     -------- -------- --------- -------- -------- ---------
                                                                          (IN MILLIONS)
ASSETS:
Mortgage loans, net.................................           $43,880   $46,013           $41,667   $43,278
Policy loans........................................           $ 8,314   $10,279           $ 8,270   $ 9,509
Real estate joint ventures (1)......................           $    59   $    73           $    50   $    58
Other limited partnership interests (1).............           $ 1,207   $ 1,517           $ 1,423   $ 1,491
Short-term investments (2)..........................           $     1   $     1           $   144   $   144
Other invested assets (1)...........................           $ 1,996   $ 2,032           $ 1,494   $ 1,506
Cash and cash equivalents...........................           $ 2,089   $ 2,089           $ 3,485   $ 3,485
Accrued investment income...........................           $ 2,219   $ 2,219           $ 2,183   $ 2,183
Premiums, reinsurance and other receivables (1).....           $18,127   $19,276           $18,268   $18,999
LIABILITIES:
PABs (1)............................................           $65,606   $68,360           $66,249   $68,861
Payables for collateral under securities loaned and
  other transactions................................           $20,280   $20,280           $17,014   $17,014
Short-term debt.....................................           $   101   $   101           $   102   $   102
Long-term debt (1), (3).............................           $ 2,106   $ 2,408           $ 3,399   $ 3,473
Other liabilities (1)...............................           $23,963   $24,637           $24,553   $25,034
Separate account liabilities (1)....................           $45,467   $45,467           $37,791   $37,791
COMMITMENTS: (4)
Mortgage loan commitments...........................   $2,332  $    --   $     3   $2,516  $    --   $  (13)
Commitments to fund bank credit facilities, bridge
  loans and private corporate bond investments......   $  986  $    --   $    38   $1,997  $    --   $    16

----------

(1)Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(2)Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

(3)Long-term debt as presented in the table above does not include long-term debt of CSEs, which is accounted for under the FVO.

(4)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

   The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, trading and other securities, certain short-term investments, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts, separate account assets, long-term debt of CSEs and trading liabilities. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the table above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

   The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

   For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Real Estate Joint Ventures and Other Limited Partnership Interests

   Real estate joint ventures and other limited partnership interests included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate carried at cost less accumulated depreciation, or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

   The estimated fair values for real estate joint ventures and other limited partnership interests accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Short-term Investments

   Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

  Other Invested Assets

   Other invested assets within the preceding table are principally comprised of loans to affiliates and funds withheld.

   The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. The estimated fair value for funds withheld was not materially different from the recognized carrying value.

  Cash and Cash Equivalents

   Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

   Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables in the preceding table are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

   Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table. The estimated fair value is determined as the present value of expected future cash flows, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PABs

   PABs in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the table above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as PABs in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Payables for Collateral Under Securities Loaned and Other Transactions

   The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

  Short-term and Long-term Debt

   The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair value of long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights, contractual interest rates in relation to current market rates, the structuring of the arrangement, and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

   The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

  Other Liabilities

   Other liabilities included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest and dividends payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements and amounts payable under certain ceded and assumed reinsurance agreements are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For these reinsurance payables, the estimated fair value is

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

   Separate account liabilities included in the preceding table represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

   Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

   The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above table represents the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


6. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

   Information regarding DAC and VOBA was as follows:

                                                  DAC    VOBA   TOTAL
                                                -------- ----- --------
                                                     (IN MILLIONS)
         Balance at January 1, 2009............ $ 10,662 $ 209 $ 10,871
          Capitalizations......................      857    --      857
                                                -------- ----- --------
            Subtotal...........................   11,519   209   11,728
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......      254     1      255
            Other expenses.....................    (648)  (22)    (670)
                                                -------- ----- --------
              Total amortization...............    (394)  (21)    (415)
                                                -------- ----- --------
          Unrealized investment gains (losses).  (1,897)  (52)  (1,949)
                                                -------- ----- --------
         Balance at December 31, 2009..........    9,228   136    9,364
          Capitalizations......................      804    --      804
                                                -------- ----- --------
            Subtotal...........................   10,032   136   10,168
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......    (127)    --    (127)
            Other expenses.....................    (809)  (14)    (823)
                                                -------- ----- --------
              Total amortization...............    (936)  (14)    (950)
                                                -------- ----- --------
          Unrealized investment gains (losses).  (1,020)   (7)  (1,027)
                                                -------- ----- --------
         Balance at December 31, 2010..........    8,076   115    8,191
          Capitalizations......................      893    --      893
                                                -------- ----- --------
            Subtotal...........................    8,969   115    9,084
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......     (82)    --     (82)
            Other expenses.....................    (895)  (10)    (905)
                                                -------- ----- --------
              Total amortization...............    (977)  (10)    (987)
                                                -------- ----- --------
          Unrealized investment gains (losses).    (310)   (8)    (318)
                                                -------- ----- --------
         Balance at December 31, 2011.......... $  7,682 $  97 $  7,779
                                                ======== ===== ========

   The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $11 million in 2012, $11 million in 2013, $9 million in 2014, $8 million in 2015 and $4 million in 2016.

   Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding DAC and VOBA by segment was as follows:

                                        DAC        VOBA        TOTAL
                                   ------------- --------- -------------
                                               DECEMBER 31,
                                   -------------------------------------
                                    2011   2010  2011 2010  2011   2010
                                   ------ ------ ---- ---- ------ ------
                                               (IN MILLIONS)
        Insurance Products........ $5,993 $6,143  $80 $ 97 $6,073 $6,240
        Retirement Products.......  1,599  1,866   14   17  1,613  1,883
        Corporate Benefit Funding.     89     66    2   --     91     66
        Corporate & Other.........      1      1    1    1      2      2
                                   ------ ------ ---- ---- ------ ------
         Total.................... $7,682 $8,076  $97 $115 $7,779 $8,191
                                   ====== ====== ==== ==== ====== ======

7. GOODWILL

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding allocated goodwill by segment and reporting unit was as follows:

                                                  DECEMBER 31,
                                                  ------------
                                                  2011    2010
                                                  ----    ----
                                                  (IN MILLIONS)
                     Insurance Products:
                      Group life................. $  3    $  3
                      Individual life............   27      27
                      Non-medical health.........   65      65
                                                  ----    ----
                        Total Insurance Products.   95      95
                     Retirement Products.........   10      10
                     Corporate Benefit Funding...    2       2
                     Corporate & Other...........    4       4
                                                  ----    ----
                          Total.................. $111    $111
                                                  ====    ====

   The Company performed its annual goodwill impairment tests during the third quarter of 2011 based upon data at June 30, 2011 and concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. Such tests are described in more detail in Note 1.

   Management continues to evaluate current market conditions that may affect the estimated fair value of these reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


8. INSURANCE

  INSURANCE LIABILITIES

   Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, were as follows:

                                FUTURE POLICY   POLICYHOLDER ACCOUNT OTHER POLICY-RELATED
                                  BENEFITS         BALANCES            BALANCES
                              ----------------- -------------------- --------------------
                                               DECEMBER 31,
                              -----------------------------------------------------------
                                2011     2010    2011       2010      2011       2010
                              -------- -------- -------    -------   ------     ------
                                               (IN MILLIONS)
   Insurance Products........ $ 70,734 $ 69,529 $19,452    $19,317   $5,565     $5,322
   Retirement Products.......    7,606    6,681  21,691     21,280       48         44
   Corporate Benefit Funding.   30,632   26,391  47,689     48,296      167        179
   Corporate & Other.........      361      349      24         29       96        104
                              -------- -------- -------    -------   ------     ------
    Total.................... $109,333 $102,950 $88,856    $88,922   $5,876     $5,649
                              ======== ======== =======    =======   ======     ======

   See Note 9 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

   Information regarding VODA and VOCRA, which are reported in other assets, was as follows:

                                                   AMOUNT
                                                -------------
                                                (IN MILLIONS)
                  Balance at January 1, 2009...         $ 427
                  Acquisitions.................            --
                  Amortization.................          (15)
                                                -------------
                  Balance at December 31, 2009.         $ 412
                  Acquisitions.................             7
                  Amortization.................          (19)
                                                -------------
                  Balance at December 31, 2010.         $ 400
                  Acquisitions.................            --
                  Amortization.................          (22)
                                                -------------
                  Balance at December 31, 2011.         $ 378
                                                =============

   The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $25 million in 2012, $27 million in 2013, $30 million in 2014, $30 million in 2015 and $30 million in 2016.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SALES INDUCEMENTS

   Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                   AMOUNT
                                                -------------
                                                (IN MILLIONS)
                  Balance at January 1, 2009...         $ 144
                  Capitalization...............            51
                  Amortization.................          (22)
                                                -------------
                  Balance at December 31, 2009.           173
                  Capitalization...............            42
                  Amortization.................          (25)
                                                -------------
                  Balance at December 31, 2010.           190
                  Capitalization...............            29
                  Amortization.................          (35)
                                                -------------
                  Balance at December 31, 2011.         $ 184
                                                =============

  SEPARATE ACCOUNTS

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $62.7 billion and $63.8 billion at December 31, 2011 and 2010, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $44.0 billion and $34.0 billion at December 31, 2011 and 2010, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.12% and 3.30% at December 31, 2011 and 2010, respectively.

   For the years ended December 31, 2011, 2010 and 2009, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

   The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2011, 2010 and 2009, the Company issued $27.4 billion, $15.0 billion and $14.1 billion, respectively, and repaid $28.2 billion, $12.3 billion and $16.8 billion, respectively, of such funding agreements. At December 31, 2011 and 2010, funding agreements outstanding, which are included in PABs, were $20.1 billion and $20.6 billion, respectively.

   Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of the Federal Home Loan Bank ("FHLB"). Holdings of FHLB common stock by branch, included in equity securities, were as follows at:

                                                    DECEMBER 31,
                                                    ------------
                                                    2011    2010
                   -                                ----    ----
                                                    (IN MILLIONS)
                   FHLB of New York ("FHLB of NY"). $658    $890
                   FHLB of Des Moines.............. $ 31    $ 10

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company has also entered into funding agreements. The liability for funding agreements is included in PABs. Information related to the funding agreements was as follows:

                                   LIABILITY          COLLATERAL
                                --------------- -----------------------
                                             DECEMBER 31,
                                ---------------------------------------
                                 2011    2010      2011        2010
                                ------- ------- ----------- -----------
                                             (IN MILLIONS)
        FHLB of NY (1)......... $11,655 $12,555 $13,002 (2) $14,204 (2)
        Farmer Mac (3)......... $ 2,550 $ 2,550 $ 2,927 (4) $ 2,928 (4)
        FHLB of Des Moines (1). $   475 $    -- $   662 (2) $    -- (2)

----------

(1)Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain assets, including RMBS, to collateralize obligations under the funding agreements. The Company maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB's recovery on the collateral is limited to the amount of the Company's liability to the FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac").

(4)Secured by a pledge of certain eligible agricultural real estate mortgage loans. The amount of collateral presented is at carrying value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

   Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            YEARS ENDED DECEMBER 31,
                                           --------------------------
                                             2011     2010     2009
                                           -------- -------- --------
                                                 (IN MILLIONS)
          Balance at January 1,........... $  6,539 $  6,302 $  5,669
           Less: Reinsurance recoverables.      448      354      266
                                           -------- -------- --------
          Net balance at January 1,.......    6,091    5,948    5,403
                                           -------- -------- --------
          Incurred related to:
           Current year...................    3,856    3,733    4,480
           Prior years....................     (79)       13     (14)
                                           -------- -------- --------
             Total incurred...............    3,777    3,746    4,466
                                           -------- -------- --------
          Paid related to:
           Current year...................  (2,282)  (2,244)  (2,664)
           Prior years....................  (1,288)  (1,359)  (1,257)
                                           -------- -------- --------
             Total paid...................  (3,570)  (3,603)  (3,921)
                                           -------- -------- --------
          Net balance at December 31,.....    6,298    6,091    5,948
          Add: Reinsurance recoverables...      324      448      354
                                           -------- -------- --------
          Balance at December 31,......... $  6,622 $  6,539 $  6,302
                                           ======== ======== ========

   During 2011 and 2009, claims and claim adjustment expenses associated with prior years decreased by $79 million and $14 million, respectively, due to improved loss ratios for non-medical health claim liabilities. During 2010, claims and claim adjustment expenses associated with prior years increased by $13 million due to differences between the actual benefits paid and expected benefits owed during those periods.

  GUARANTEES

   The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

   The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows:

                                                               DECEMBER 31,
                                         ---------------------------------------------------------
                                                     2011                         2010
                                         ---------------------------- ----------------------------
                                             IN THE          AT           IN THE          AT
                                         EVENT OF DEATH ANNUITIZATION EVENT OF DEATH ANNUITIZATION
                                         -------------- ------------- -------------- -------------
                                                               (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $    4,311    $      N/A     $    4,610    $      N/A
Net amount at risk (2)..................     $  126 (3)    $      N/A     $   78 (3)    $      N/A
Average attained age of contractholders.       62 years           N/A       61 years           N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $   44,360    $   18,378     $   40,114    $   13,797
Net amount at risk (2)..................     $1,768 (3)    $2,563 (4)     $1,241 (3)    $1,271 (4)
Average attained age of contractholders.       63 years      60 years       63 years      59 years
TWO TIER ANNUITIES
General account value...................            N/A    $      276            N/A    $      280
Net amount at risk (2)..................            N/A    $   49 (5)            N/A    $   49 (5)
Average attained age of contractholders.            N/A      63 years            N/A      62 years

                                                            DECEMBER 31,
                                           ----------------------------------------------
                                                    2011                   2010
                                           ---------------------- -----------------------
                                           SECONDARY    PAID-UP   SECONDARY    PAID-UP
                                           GUARANTEES  GUARANTEES GUARANTEES  GUARANTEES
                                           ----------- ---------- ----------- -----------
                                                           (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account)................................ $     6,535 $    1,206 $     6,194 $     1,250
Net amount at risk (2).................... $88,999 (3) $9,977 (3) $88,425 (3) $10,713 (3)
Average attained age of policyholders.....    51 years   58 years    50 years    57 years

----------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

(3)The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

(4)The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

(5)The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:

                                                       UNIVERSAL AND VARIABLE
                                 ANNUITY CONTRACTS        LIFE CONTRACTS
                              ------------------------ ---------------------
                              GUARANTEED  GUARANTEED
                                DEATH    ANNUITIZATION SECONDARY    PAID-UP
                               BENEFITS    BENEFITS    GUARANTEES  GUARANTEES TOTAL
                              ---------- ------------- ----------  ---------- -----
                                                 (IN MILLIONS)
DIRECT
Balance at January 1, 2009...      $  69          $ 89       $ 27         $13 $ 198
Incurred guaranteed benefits.         21            --         40           8    69
Paid guaranteed benefits.....       (33)            --         --          --  (33)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         57            89         67          21   234
Incurred guaranteed benefits.         10            24        179          28   241
Paid guaranteed benefits.....        (6)            --         --          --   (6)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         61           113        246          49   469
Incurred guaranteed benefits.         30            45         15           9    99
Paid guaranteed benefits.....        (7)            --         --          --   (7)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  84          $158       $261         $58 $ 561
                              ========== ============= ==========  ========== =====
CEDED
Balance at January 1, 2009...      $  40          $ 26       $ --         $-- $  66
Incurred guaranteed benefits.         30             2         44           8    84
Paid guaranteed benefits.....       (33)            --         --          --  (33)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         37            28         44           8   117
Incurred guaranteed benefits.         13             8        165          26   212
Paid guaranteed benefits.....        (6)            --         --          --   (6)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         44            36        209          34   323
Incurred guaranteed benefits.         25            16          3           7    51
Paid guaranteed benefits.....        (7)            --         --          --   (7)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  62          $ 52       $212         $41 $ 367
                              ========== ============= ==========  ========== =====
NET
Balance at January 1, 2009...      $  29          $ 63       $ 27         $13 $ 132
Incurred guaranteed benefits.        (9)           (2)        (4)          --  (15)
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         20            61         23          13   117
Incurred guaranteed benefits.        (3)            16         14           2    29
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         17            77         37          15   146
Incurred guaranteed benefits.          5            29         12           2    48
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  22          $106       $ 49         $17 $ 194
                              ========== ============= ==========  ========== =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          DECEMBER 31,
                                         ---------------
                                          2011    2010
                                         ------- -------
                                          (IN MILLIONS)
                        Fund Groupings:
                        Equity.......... $18,240 $19,167
                        Balanced........  14,368  11,640
                        Bond............   4,221   3,875
                        Specialty.......     787     886
                        Money Market....     211     218
                                         ------- -------
                         Total.......... $37,827 $35,786
                                         ======= =======

9. REINSURANCE

   The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

   For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

   For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

   The Company's Retirement Products segment reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Retirement Products segment also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

   The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

   The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2011 and 2010, were immaterial.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.3 billion of unsecured unaffiliated reinsurance recoverable balances at both December 31, 2011 and 2010.

   At December 31, 2011, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured. At December 31, 2010, the Company had $5.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.6 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured.

   The Company has reinsured with an unaffiliated third-party reinsurer, 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                               --------------------------
                                                                 2011     2010     2009
                                                               -------- -------- --------
                                                                     (IN MILLIONS)
PREMIUMS:
Direct premiums............................................... $ 18,435 $ 18,793 $ 19,285
Reinsurance assumed...........................................    1,240    1,155    1,197
Reinsurance ceded.............................................  (1,387)  (1,429)  (1,853)
                                                               -------- -------- --------
   Net premiums............................................... $ 18,288 $ 18,519 $ 18,629
                                                               ======== ======== ========
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Direct universal life and investment-type product policy fees. $  2,686 $  2,627 $  2,565
Reinsurance assumed...........................................       38       13        9
Reinsurance ceded.............................................    (522)    (565)    (507)
                                                               -------- -------- --------
   Net universal life and investment-type product policy fees. $  2,202 $  2,075 $  2,067
                                                               ======== ======== ========
OTHER REVENUES:
Direct other revenues......................................... $    836 $    750 $    779
Reinsurance assumed...........................................      (6)      (5)      (5)
Reinsurance ceded.............................................      978      980      965
                                                               -------- -------- --------
   Net other revenues......................................... $  1,808 $  1,725 $  1,739
                                                               ======== ======== ========
POLICYHOLDER BENEFITS AND CLAIMS:
Direct policyholder benefits and claims....................... $ 21,100 $ 21,246 $ 21,570
Reinsurance assumed...........................................    1,069    1,235    1,045
Reinsurance ceded.............................................  (1,488)  (1,774)  (1,953)
                                                               -------- -------- --------
   Net policyholder benefits and claims....................... $ 20,681 $ 20,707 $ 20,662
                                                               ======== ======== ========
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Direct interest credited to policyholder account balances..... $  2,434 $  2,581 $  2,734
Reinsurance assumed...........................................       32       28       13
Reinsurance ceded.............................................     (94)     (86)     (78)
                                                               -------- -------- --------
   Net interest credited to policyholder account balances..... $  2,372 $  2,523 $  2,669
                                                               ======== ======== ========
POLICYHOLDER DIVIDENDS:
Direct policyholder dividends................................. $  1,386 $  1,475 $  1,643
Reinsurance ceded.............................................     (31)     (32)     (31)
                                                               -------- -------- --------
   Net policyholder dividends................................. $  1,355 $  1,443 $  1,612
                                                               ======== ======== ========
OTHER EXPENSES:
Direct other expenses......................................... $  5,223 $  5,140 $  4,945
Reinsurance assumed...........................................      458      462      427
Reinsurance ceded.............................................      733      657      637
                                                               -------- -------- --------
   Net other expenses......................................... $  6,414 $  6,259 $  6,009
                                                               ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                          DECEMBER 31, 2011
                                                                  ---------------------------------
                                                                                            TOTAL
                                                                                           BALANCE
                                                                   DIRECT  ASSUMED  CEDED   SHEET
                                                                  -------- ------- ------- --------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $  1,383  $  485 $26,113 $ 27,981
Deferred policy acquisition costs and value of business acquired.    7,793     386   (400)    7,779
                                                                  -------- ------- ------- --------
 Total assets.................................................... $  9,176  $  871 $25,713 $ 35,760
                                                                  ======== ======= ======= ========
LIABILITIES:
Future policy benefits........................................... $107,713  $1,620 $    -- $109,333
Policyholder account balances....................................   88,557     299      --   88,856
Other policy-related balances....................................    5,631     294    (49)    5,876
Other liabilities................................................    8,068   7,574  20,972   36,614
                                                                  -------- ------- ------- --------
 Total liabilities............................................... $209,969  $9,787 $20,923 $240,679
                                                                  ======== ======= ======= ========

                                                                          DECEMBER 31, 2010
                                                                  ---------------------------------
                                                                                            TOTAL
                                                                                           BALANCE
                                                                   DIRECT  ASSUMED  CEDED   SHEET
                                                                  -------- ------- ------- --------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $  1,010  $  476 $25,316 $ 26,802
Deferred policy acquisition costs and value of business acquired.    8,322     342   (473)    8,191
                                                                  -------- ------- ------- --------
 Total assets.................................................... $  9,332  $  818 $24,843 $ 34,993
                                                                  ======== ======= ======= ========
LIABILITIES:
Future policy benefits........................................... $101,227  $1,723 $    -- $102,950
Policyholder account balances....................................   88,602     320      --   88,922
Other policy-related balances....................................    5,448     279    (78)    5,649
Other liabilities................................................    7,515   7,543  20,055   35,113
                                                                  -------- ------- ------- --------
 Total liabilities............................................... $202,792  $9,865 $19,977 $232,634
                                                                  ======== ======= ======= ========

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $17.9 billion and $18.2 billion at December 31, 2011 and 2010, respectively. The deposit liabilities on reinsurance were $7.0 billion and $7.1 billion at December 31, 2011 and 2010, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                                2011     2010    2009
                                                               ------   ------  ------
                                                                  (IN MILLIONS)
PREMIUMS:
Reinsurance assumed........................................... $  169   $   88  $   66
Reinsurance ceded.............................................   (51)     (63)    (43)
                                                               ------   ------  ------
   Net premiums............................................... $  118   $   25  $   23
                                                               ======   ======  ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Reinsurance assumed........................................... $   38   $   13  $    9
Reinsurance ceded.............................................  (170)    (230)   (177)
                                                               ------   ------  ------
   Net universal life and investment-type product policy fees. $(132)   $(217)  $(168)
                                                               ======   ======  ======
OTHER REVENUES:
Reinsurance assumed........................................... $  (7)   $  (5)  $  (4)
Reinsurance ceded (1).........................................    916      908     901
                                                               ------   ------  ------
   Net other revenues......................................... $  909   $  903  $  897
                                                               ======   ======  ======
POLICYHOLDER BENEFITS AND CLAIMS:
Reinsurance assumed........................................... $  175   $  112  $   75
Reinsurance ceded.............................................  (121)    (129)    (91)
                                                               ------   ------  ------
   Net policyholder benefits and claims....................... $   54   $ (17)  $ (16)
                                                               ======   ======  ======
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Reinsurance assumed........................................... $   28   $   26  $   10
Reinsurance ceded.............................................   (94)     (86)    (78)
                                                               ------   ------  ------
   Net interest credited to policyholder account balances..... $ (66)   $ (60)  $ (68)
                                                               ======   ======  ======
POLICYHOLDER DIVIDENDS:
Reinsurance assumed........................................... $   --   $   --  $   --
Reinsurance ceded.............................................   (14)     (16)    (18)
                                                               ------   ------  ------
   Net policyholder dividends................................. $ (14)   $ (16)  $ (18)
                                                               ======   ======  ======
OTHER EXPENSES:
Reinsurance assumed........................................... $  352   $  362  $  331
Reinsurance ceded (1).........................................    914      826     791
                                                               ------   ------  ------
   Net other expenses......................................... $1,266   $1,188  $1,122
                                                               ======   ======  ======

----------

(1)In connection with the cession of a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, the Company recognized interest earned of $916 million and $908 million for the years ended December 31, 2011 and 2010, respectively, on the deposit, which is recorded in premiums, reinsurance and other receivables. The Company also recognized in other expenses $906 million, $898 million and $888 million of interest expense associated with the funds withheld for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                           DECEMBER 31,
                                                                  -------------------------------
                                                                       2011            2010
                                                                  --------------- ---------------
                                                                  ASSUMED  CEDED  ASSUMED  CEDED
                                                                  ------- ------- ------- -------
                                                                           (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......................  $   44 $20,469  $   14 $19,423
Deferred policy acquisition costs and value of business acquired.     359   (292)     310   (323)
                                                                  ------- ------- ------- -------
 Total assets....................................................  $  403 $20,177  $  324 $19,100
                                                                  ======= ======= ======= =======
LIABILITIES:
Future policy benefits...........................................  $  442 $    --  $  401 $    --
Policyholder account balances....................................     266      --     281      --
Other policy-related balances....................................      59    (49)      49    (78)
Other liabilities................................................   7,114  18,707   7,059  17,844
                                                                  ------- ------- ------- -------
 Total liabilities...............................................  $7,881 $18,658  $7,790 $17,766
                                                                  ======= ======= ======= =======

   MLIC cedes two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and increased the funds withheld balance by $20 million at December 31, 2011, and decreased the funds withheld balance by $9 million at December 31, 2010. Net derivative gains (losses) associated with the embedded derivative were ($29) million and $9 million for the years ended December 31, 2011 and 2010, respectively. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement are returned to MLIC from the affiliated reinsurer during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by MLIC from the affiliated reinsurer by $12 million and $27 million at December 31, 2011 and 2010, respectively, and is considered unearned revenue, amortized over the life of the contract using the same assumptions as used for the DAC associated with the underlying policies. Amortization and interest of the unearned revenue associated with the experience refund was $5 million for both the years ended December 31, 2011 and 2010, and is included in premiums and universal life and investment-type product policy fees in the consolidated statements of operations. At December 31, 2011 and 2010, unearned revenue related to the experience refund was $30 million and $22 million, respectively, and is included in other policy-related balances in the consolidated balance sheets.

   The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $1.2 billion and $295 million at December 31, 2011 and 2010, respectively. Net derivative gains (losses) associated with the embedded derivatives were $727 million, ($66) million and ($596) million, for the years ended December 31, 2011, 2010 and 2009, respectively.

   Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $1.5 billion and $697 million at December 31, 2011 and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010, respectively. Net derivative gains (losses) associated with the embedded derivative were ($811) million, ($596) million and ($1.3) billion, for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.5 billion and $1.4 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $15.7 billion and $15.8 billion at December 31, 2011 and 2010, respectively. The deposit liabilities on affiliated reinsurance were $6.9 billion and $7.0 billion at December 31, 2011 and 2010, respectively.

10.CLOSED BLOCK

   On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

   Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                                        DECEMBER 31,
                                                                                      ----------------
                                                                                        2011    2010
                                                                                      -------- -------
                                                                                       (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits............................................................... $ 43,169 $43,456
Other policy-related balances........................................................      358     316
Policyholder dividends payable.......................................................      514     579
Policyholder dividend obligation.....................................................    2,919     876
Current income tax payable...........................................................       --     178
Other liabilities....................................................................      613     627
                                                                                      -------- -------
   Total closed block liabilities....................................................   47,573  46,032
                                                                                      -------- -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value...............   30,407  28,768
 Equity securities available-for-sale, at estimated fair value.......................       35     102
 Mortgage loans......................................................................    6,206   6,253
 Policy loans........................................................................    4,657   4,629
 Real estate and real estate joint ventures held-for-investment......................      364     328
 Short-term investments..............................................................       --       1
 Other invested assets...............................................................      857     729
                                                                                      -------- -------
   Total investments.................................................................   42,526  40,810
Cash and cash equivalents............................................................      249     236
Accrued investment income............................................................      509     518
Premiums, reinsurance and other receivables..........................................      109      95
Current income tax recoverable.......................................................       53      --
Deferred income tax assets...........................................................      362     474
                                                                                      -------- -------
   Total assets designated to the closed block.......................................   43,808  42,133
                                                                                      -------- -------
Excess of closed block liabilities over assets designated to the closed block........    3,765   3,899
                                                                                      -------- -------
Amounts included in accumulated other comprehensive income (loss):
 Unrealized investment gains (losses), net of income tax.............................    2,394   1,101
 Unrealized gains (losses) on derivative instruments, net of income tax..............       11      10
 Allocated to policyholder dividend obligation, net of income tax....................  (1,897)   (569)
                                                                                      -------- -------
Total amounts included in accumulated other comprehensive income (loss)..............      508     542
                                                                                      -------- -------
   Maximum future earnings to be recognized from closed block assets and liabilities. $  4,273 $ 4,441
                                                                                      ======== =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the closed block policyholder dividend obligation was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                                2011     2010    2009
                                                               ------    ----    ----
                                                                (IN MILLIONS)
Balance at January 1,......................................... $  876    $ --     $--
Change in unrealized investment and derivative gains (losses).  2,043     876      --
                                                               ------    ----    ----
Balance at December 31,....................................... $2,919    $876     $--
                                                               ======    ====    ====

   Information regarding the closed block revenues and expenses was as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ------------------------
                                                                                2011     2010    2009
                                                                               ------   ------  ------
                                                                                  (IN MILLIONS)
REVENUES
Premiums...................................................................... $2,306   $2,461  $2,708
Net investment income.........................................................  2,233    2,294   2,197
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................   (14)     (32)   (107)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................      3       --      40
 Other net investment gains (losses)..........................................     43       71     327
                                                                               ------   ------  ------
   Total net investment gains (losses)........................................     32       39     260
 Net derivative gains (losses)................................................      8     (27)   (128)
                                                                               ------   ------  ------
   Total revenues.............................................................  4,579    4,767   5,037
                                                                               ------   ------  ------
EXPENSES
Policyholder benefits and claims..............................................  2,991    3,115   3,329
Policyholder dividends........................................................  1,137    1,235   1,394
Other expenses................................................................    193      199     203
                                                                               ------   ------  ------
   Total expenses.............................................................  4,321    4,549   4,926
                                                                               ------   ------  ------
Revenues, net of expenses before provision for income tax expense (benefit)...    258      218     111
Provision for income tax expense (benefit)....................................     90       72      36
                                                                               ------   ------  ------
Revenues, net of expenses and provision for income tax expense (benefit)...... $  168   $  146  $   75
                                                                               ======   ======  ======

   The change in the maximum future earnings of the closed block was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                                2011     2010    2009
                                               ------   ------  ------
                                                  (IN MILLIONS)
            Balance at December 31,........... $4,273   $4,441  $4,587
            Less: Closed block adjustment (1).     --       --     144
            Balance at January 1,.............  4,441    4,587   4,518
                                               ------   ------  ------
            Change during year................ $(168)   $(146)  $ (75)
                                                 ======  ======  ======

----------

(1)The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company's consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

11.LONG-TERM AND SHORT-TERM DEBT

   Long-term and short-term debt outstanding was as follows:

                                            INTEREST RATES
                                         --------------------
                                                                        DECEMBER 31,
                                                     WEIGHTED           -------------
                                            RANGE    AVERAGE  MATURITY   2011   2010
                                         ----------- -------- --------- ------ ------
                                                                        (IN MILLIONS)
Surplus notes -- affiliated............. 3.00%-7.38%    5.97% 2014-2037 $1,099 $1,874
Surplus notes........................... 7.63%-7.88%    7.85% 2015-2025    700    699
Capital notes -- affiliated.............    7.13%       7.13% 2032-2033     --    500
Mortgage loans -- affiliated............ 2.24%-7.26%    7.18% 2015-2020    307    199
Other notes with varying interest rates. 3.76%-8.56%    4.45% 2016-2017     --    102
Secured demand note -- affiliated.......    0.50%       0.50%   2011        --     25
Capital lease obligations...............                                    26     27
                                                                        ------ ------
Total long-term debt (1)................                                 2,132  3,426
Total short-term debt...................                                   101    102
                                                                        ------ ------
 Total..................................                                $2,233 $3,528
                                                                        ====== ======

----------

(1)Excludes $116 million and $184 million at December 31, 2011 and 2010, respectively, of long-term debt relating to CSEs. See Note 3.

   The aggregate maturities of long-term debt at December 31, 2011 for the next five years and thereafter are $1 million in 2012, $2 million in 2013, $219 million in 2014, $500 million in 2015, $2 million in 2016 and $1.4 billion thereafter.

   Capital lease obligations, mortgage loans and the secured demand note are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes and capital notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile, whereas such payments on capital notes may or may not require this prior approval.

   Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2011.

  SURPLUS NOTES -- AFFILIATED

   On April 25, 2011, Metropolitan Life Insurance Company repaid in cash a $775 million surplus note issued to MetLife, Inc. in December 2009, with an original maturity of December 31, 2011 and an interest rate of six-month LIBOR plus 1.80%. The early redemption was approved by the Superintendent.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In December 2010, Metropolitan Life Insurance Company repaid a $300 million surplus note to MetLife, Inc. in cash. The note was issued in December 2009, with an original maturity of 2011 and an interest rate of six-month LIBOR plus 1.80%. The issuance was settled by the transfer of securities from MetLife, Inc. to the Company.

   In November 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A. ("MetLife Mexico"), an affiliate, maturing in 2015 with an interest rate of 3.0%.

   In September 2009, Metropolitan Life Insurance Company issued a $217 million surplus note to MetLife Mexico, maturing in 2014 with an interest rate of 6.46%.

  CAPITAL NOTES -- AFFILIATED

   On December 15, 2011, Metropolitan Life Insurance Company repaid in cash the $400 million and $100 million capital notes issued to MetLife, Inc. in December 2002, each with an interest rate of 7.129% and with original maturities of December 15, 2032 and January 15, 2033, respectively. Although prior approval was not required, the Superintendent was notified of these early repayments.

  MORTGAGE LOANS -- AFFILIATED

   On December 28, 2011, a wholly-owned real estate subsidiary of the Company issued a note for $110 million to MICC. This affiliated mortgage loan is secured by real estate held by the Company for investment. This note bears interest at a rate of one-month LIBOR plus 1.95%, which is payable quarterly through maturity in 2015.

   In December 2009, two wholly-owned real estate subsidiaries of the Company issued notes aggregating $200 million to MICC and its wholly-owned subsidiary, MetLife Investors USA Insurance Company. These affiliated mortgage loans are secured by real estate held by the Company for investment. Of these loans, $60 million bears interest at a rate of 7.01%, which is payable quarterly through maturity in 2020. Additionally, $140 million bears interest at a rate of 7.26%, with principal and interest payable quarterly through maturity in 2020.

  SECURED DEMAND NOTE -- AFFILIATED

   Effective September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matured in February 2011.

  SHORT-TERM DEBT

   Short-term debt with original maturities of one year or less consisted entirely of commercial paper. During the years ended December 31, 2011, 2010 and 2009, the weighted average interest rate on short-term debt was 0.16%, 0.21% and 0.35%, respectively. During the years ended December 31, 2011, 2010 and 2009, the average daily balance of short-term debt was $102 million, $311 million and $365 million, respectively, and the average days outstanding was 44 days, 29 days and 23 days, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  INTEREST EXPENSE

   Interest expense related to the Company's indebtedness included in other expenses was $185 million, $202 million and $166 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include
$125 million, $143 million and $105 million of interest expense related to affiliated debt for the years ended December 31, 2011, 2010 and 2009, respectively.

  CREDIT AND COMMITTED FACILITIES

   The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2011. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

   Credit Facilities. The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company associated with these credit facilities were $6 million, $8 million and $6 million for the years ended December 31, 2011, 2010 and 2009, respectively. Information on these credit facilities at December 31, 2011 is as follows:

                                                                             LETTER OF
                                                                              CREDIT               UNUSED
BORROWER(S)                                        EXPIRATION       CAPACITY ISSUANCES DRAWDOWNS COMMITMENTS
--------------------------------------------  --------------------- -------- --------- --------- -----------
                                                                      (IN MILLIONS)
MetLife, Inc. and MetLife Funding, Inc....... October 2013 (1), (2)   $1,000    $  104       $--        $896
MetLife, Inc. and MetLife Funding, Inc.......    August 2016 (1)       3,000     2,980        --          20
                                                                    -------- --------- --------- -----------
  Total......................................                         $4,000    $3,084       $--        $916
                                                                    ======== ========= ========= ===========

----------

(1)In August 2011, the 364-day, $1.0 billion senior unsecured credit agreement entered into in October 2010 by MetLife, Inc. and MetLife Funding, Inc., a subsidiary of Metropolitan Life Insurance Company, was amended and restated to provide a five-year, $3.0 billion senior unsecured credit facility. Concurrently, MetLife, Inc. and MetLife Funding, Inc. elected to reduce the outstanding commitments under the three-year, $3.0 billion senior unsecured credit facility entered into in October 2010 to $1.0 billion with no change to the original maturity of October 2013. The Company incurred costs of $5 million related to the five-year credit facility, which have been capitalized and included in other assets. These costs will be amortized over the amended terms of the facilities. Due to the reduction in total capacity of the three-year facility, the Company subsequently expensed $2 million of the remaining deferred financing costs associated with the October 2010 credit agreement, which are included in other expenses.

(2)All borrowings under the credit agreement must be repaid by October 2013, except that letters of credit outstanding upon termination may remain outstanding until October 2014.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Committed Facility. The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $3 million, $4 million and $3 million for the years ended December 31, 2011, 2010 and 2009, respectively. Information on the committed facility at December 31, 2011 is as follows:

                                                            LETTER OF
                                                             CREDIT               UNUSED    MATURITY
ACCOUNT PARTY/BORROWER(S)               EXPIRATION CAPACITY ISSUANCES DRAWDOWNS COMMITMENTS (YEARS)
--------------------------------------- ---------- -------- --------- --------- ----------- --------
                                                               (IN MILLIONS)
Exeter Reassurance Company Ltd.,
  MetLife, Inc. & Missouri Reinsurance
  (Barbados), Inc......................  June 2016     $500  $490 (1)       $--         $10        4

----------
(1)Missouri Reinsurance (Barbados), Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $390 million in letters of credit at December 31, 2011.

12.INCOME TAX

   The provision for income tax from continuing operations was as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                        2011    2010    2009
                                                       ------   ----  --------
                                                          (IN MILLIONS)
    Current:
     Federal.......................................... $  552   $305  $    206
     State and local..................................      2      4         3
     Foreign..........................................    116     46       174
                                                       ------   ----  --------
       Subtotal.......................................    670    355       383
                                                       ------   ----  --------
    Deferred:
     Federal..........................................    789    354   (2,226)
     Foreign..........................................     22     69      (53)
                                                       ------   ----  --------
       Subtotal.......................................    811    423   (2,279)
                                                       ------   ----  --------
         Provision for income tax expense (benefit)... $1,481   $778  $(1,896)
                                                       ======   ====  ========

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    ----------------------
                                                     2011     2010    2009
                                                    ------   ------ --------
                                                        (IN MILLIONS)
     Tax provision at U.S. statutory rate.......... $1,685   $  891 $(1,554)
     Tax effect of:
      Tax-exempt investment income.................  (102)    (100)    (149)
      State and local income tax...................      3        1       --
      Prior year tax...............................     10       48     (11)
      Tax credits..................................  (119)     (72)     (85)
      Foreign tax rate differential................    (2)      (6)     (89)
      Change in valuation allowance................     --       13       12
      Other, net...................................      6        3     (20)
                                                    ------   ------ --------
        Provision for income tax expense (benefit). $1,481   $  778 $(1,896)
                                                    ======   ====== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        DECEMBER 31,
                                                       ---------------
                                                         2011    2010
                                                       -------- ------
                                                        (IN MILLIONS)
         Deferred income tax assets:
          Policyholder liabilities and receivables.... $  2,558 $2,787
          Net operating loss carryforwards............       26     24
          Employee benefits...........................      840    632
          Capital loss carryforwards..................       11     12
          Tax credit carryforwards....................      249    287
          Litigation-related and government mandated..      200    220
          Other.......................................       94     17
                                                       -------- ------
                                                          3,978  3,979
          Less: Valuation allowance...................       38     38
                                                       -------- ------
                                                          3,940  3,941
                                                       -------- ------
         Deferred income tax liabilities:
          Investments, including derivatives..........    1,754  1,219
          DAC.........................................    2,250  2,235
          Net unrealized investment gains.............    2,540  1,239
          Intangibles.................................      207    189
          Other.......................................       16      9
                                                       -------- ------
                                                          6,767  4,891
                                                       -------- ------
            Net deferred income tax asset (liability). $(2,827) $(950)
                                                       ======== ======

   The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2011:

                        NET OPERATING LOSS                    CAPITAL LOSS
                          CARRYFORWARDS                       CARRYFORWARDS
              -------------------------------------- -------------------------------
                 AMOUNT            EXPIRATION           AMOUNT        EXPIRATION
              ------------- ------------------------ ------------- -----------------
              (IN MILLIONS)                          (IN MILLIONS)
Domestic.....           $23 Beginning in 2018                  $-- N/A
State........           $ 4 Beginning in 2012                  $-- N/A
Foreign......           $50 Five years to indefinite           $31 Beginning in 2014

   Tax credit carryforwards of $249 million at December 31, 2011 will expire beginning in 2021.

   The Company has recorded a valuation allowance increase related to tax benefits of $2 million related to certain state and foreign net operating loss carryforwards and a decrease of $2 million related to certain foreign capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards and certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. The IRS exam of the current audit cycle, years 2003 to 2006, began in April 2010.

   The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits associated with the 2000 to 2002 IRS audit. A reasonable estimate of the decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                 YEARS ENDED
                                                                                 DECEMBER 31,
                                                                               ----------------
                                                                               2011 2010  2009
                                                                               ---- ----- -----
                                                                                (IN MILLIONS)
Balance at January 1,......................................................... $499 $ 592 $ 593
Additions for tax positions of prior years....................................   26     2    42
Reductions for tax positions of prior years...................................   --  (54)  (30)
Additions for tax positions of current year...................................    1     2    34
Reductions for tax positions of current year..................................  (1)   (1)   (2)
Settlements with tax authorities..............................................   --  (31)  (45)
Lapses of statutes of limitations.............................................   --  (11)    --
                                                                               ---- ----- -----
Balance at December 31,....................................................... $525 $ 499 $ 592
                                                                               ==== ===== =====
Unrecognized tax benefits that, if recognized would impact the effective rate. $459 $ 432 $ 490
                                                                               ==== ===== =====

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   Interest and penalties were as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                                ------------------------
                                                                                2011     2010    2009
-                                                                               ----     ----    ----
                                                                                (IN MILLIONS)
Interest and penalties recognized in the consolidated statements of operations.  $27      $27     $38

                                                                                         DECEMBER 31,
                                                                                         ------------
                                                                                         2011    2010
                                                                                         ----    ----
                                                                                         (IN MILLIONS)
Interest and penalties included in other liabilities in the consolidated balance sheets. $203    $176

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $69 million and $38 million, respectively, related to the separate account DRD. The 2011 benefit included a benefit of $4 million related to a true-up of the 2010 tax return. The 2010 benefit included an expense of $23 million related to a true-up of the 2009 tax return.

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  Matters as to Which an Estimate Can Be Made

   For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2011, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be approximately $0 to $175 million.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Matters as to Which an Estimate Cannot Be Made

   For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

   Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

   Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
(ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                        DECEMBER 31,
                                                   ------------------------------
                                                    2011       2010      2009
                                                   -------    -------   -------
                                                   (IN MILLIONS, EXCEPT NUMBER OF
                                                           CLAIMS)
      Asbestos personal injury claims at year end.  66,747     68,513    68,804
      Number of new claims during the year........   4,972      5,670     3,910
      Settlement payments during the year (1)..... $  34.2    $  34.9   $  37.6

----------

(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   In 2008, Metropolitan Life Insurance Company received approximately 5,063 new claims, ending the year with a total of approximately 74,027 claims, and paid approximately $99 million for settlements reached in 2008 and prior years. In 2007, Metropolitan Life Insurance Company received approximately 7,161 new claims, ending the year with a total of approximately 79,717 claims, and paid approximately $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

   The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

   The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. To the extent the Company can estimate reasonably possible losses in excess of amounts

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

accrued, it has been included in the aggregate estimate of reasonably possible loss provided above. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

   Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1.2 billion. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2011.

  Regulatory Matters

   The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

   United States of America v. EME Homer City Generation, L.P., et al. (W.D.
Pa., filed January 4, 2011).   On January 4, 2011, the U.S. commenced a civil
action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a noncontrolling interest in the electricity generating facility, which is solely operated by the lessee, EME Homer City. The complaint sought injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On January 7, 2011, two plaintiffs filed a putative class action titled Scott Jackson and Maria Jackson v. EME Homer City Generation L.P., et al. in the United States District Court for the Western District of Pennsylvania on behalf of a putative class of persons who have allegedly incurred damage to their persons and/or property because of the violations alleged in the action brought by the U.S. Homer City OL6 LLC is a defendant in this action. On October 12, 2011, the court issued an order dismissing the U.S.'s lawsuit with prejudice. The Government entities have appealed from the order granting defendants' motion to dismiss. On October 13, 2011, the court also issued an order dismissing the federal claims in the putative class actions with prejudice and dismissing the state law claims in the putative class actions without prejudice to re-file in state court. EME Homer City has acknowledged its obligation to indemnify Homer City OL6 LLC for any claims relating to the NOVs. Due to the acknowledged indemnification obligation, this matter is not included in the aggregate estimate of range of reasonably possible loss. In a February 13, 2012, letter to EME Homer City, Homer City OL6 LLC and others, the Sierra Club indicated its intent to sue for alleged violations of the Clean Air Act and to seek to enjoin the alleged violations, seek unspecified penalties and attorneys' fees, and other relief. Homer City OL6 LLC has served a claim for indemnification on EME Homer City.

   In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County,
Florida.   In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

   Sales Practices Regulatory Matters.   Regulatory authorities in a small
number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, New England Life Insurance Company ("NELICO"), GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

  Unclaimed Property Inquiries and Related Litigation

   More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates, including Metropolitan Life Insurance Company, for compliance with unclaimed property laws. Additionally, Metropolitan Life Insurance Company and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multistate targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration's Death Master File or a similar database to identify instances where death benefits under life

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multistate market conduct exam, or issue directives similar to the New York Insurance Department's letter. In the third quarter of 2011, Metropolitan Life Insurance Company incurred a $110 million after tax charge to increase reserves in connection with the Company's use of the U.S. Social Security Administration's Death Master File and similar databases to identify potential life insurance claims that have not yet been presented to the Company. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and changes to the Company's procedures for the identification and escheatment of abandoned property. The Company believes that payments for life insurance claims not yet presented and interest thereon will not be materially different from the reserve charge noted above. To the extent the Company can estimate the reasonably possible amount of potential additional payments, it has been included in the aggregate estimate of reasonably possible loss provided above. It is possible that there will be additional payments or other expenses incurred with respect to changes in procedures, and the Company is not currently able to estimate these additional possible amounts but such costs may be substantial.

   Total Asset Recovery Services, LLC on behalf of the State of Illinois v. MetLife, Inc., et. al. (Cir. Ct. Cook County, IL, filed January 24, 2011). Alleging that MetLife, Inc. and another company have violated the Illinois Uniform Disposition of Unclaimed Property Act by failing to escheat to Illinois benefits of 4,766 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Illinois False Claims Whistleblower Reward and Protection Act seeking to recover damages on behalf of Illinois. Based on the allegations in the complaint, it appears that plaintiff may have improperly named MetLife, Inc. as a defendant instead of Metropolitan Life Insurance Company. The action was sealed by court order until January 18, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, is $1,572,780,000. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $110,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint, and intends to defend this action vigorously.

   Total Asset Recovery Services, LLC on behalf of the State of Minnesota v. MetLife, Inc., et. al. (District Court, County of Hennepin, MN, filed
January 31, 2011). Alleging that MetLife, Inc. and another company have violated the Minnesota Uniform Disposition of Unclaimed Property Act by failing to escheat to Minnesota benefits of 584 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Minnesota False Claims Act seeking to recover damages on behalf of Minnesota. Based on the allegations in the complaint, it appears that plaintiff may have improperly named MetLife, Inc. as a defendant instead of Metropolitan Life Insurance Company. The action was sealed by court order until March 22, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, is $227,750,000. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $130,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint, and intends to defend this action vigorously.

  Total Control Accounts Litigation

   Metropolitan Life Insurance Company is a defendant in lawsuits related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits. The lawsuits include claims of breach of contract, breach of a common law fiduciary duty or a quasi-fiduciary duty such as a confidential or special relationship, or breach of a fiduciary duty under the Employee Retirement Income Security Act of 1974 ("ERISA").

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Clark, et al. v. Metropolitan Life Insurance Company (D. Nev., filed
March 28, 2008).   This putative class action lawsuit alleges breach of
contract and breach of a common law fiduciary and/or quasi-fiduciary duty arising from use of the TCA to pay life insurance policy death benefits. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In March 2009, the court granted in part and denied in part Metropolitan Life Insurance Company's motion to dismiss, dismissing the fiduciary duty and unjust enrichment claims but allowing a breach of contract claim and a special or confidential relationship claim to go forward. On September 9, 2010, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs appealed this order and on December 7, 2011, the United States Court of Appeals for the Ninth Circuit affirmed the district court's grant of summary judgment to Metropolitan Life Insurance Company, finding no breach of contract because plaintiffs suffered no damages and finding that no special or confidential relationship existed between the parties under Nevada law.

   Faber, et al. v. Metropolitan Life Insurance Company (S.D.N. Y., filed
December 4, 2008).   This putative class action lawsuit alleges that
Metropolitan Life Insurance Company's use of the TCA as the settlement option under group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. On October 23, 2009, the court granted Metropolitan Life Insurance Company's motion to dismiss with prejudice. On August 5, 2011, the United States Court of Appeals for the Second Circuit affirmed the dismissal of the complaint. Plaintiffs' petition for a rehearing or rehearing en banc with the Second Circuit was denied by the Second Circuit on November 1, 2011.

   Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7,
2010). This putative class action lawsuit raises a breach of contract claim arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program ("FEGLI"). As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In September 2010, plaintiffs filed a motion for class certification of the breach of contract claim, which the court has denied. On April 28, 2011, the court denied Metropolitan Life Insurance Company's motion to dismiss.

   Simon v. Metropolitan Life Insurance Company (D. Nev., filed November 3,
2011). Similar to Keife v. Metropolitan Life Insurance Company (pending in the same court), in this putative class action the plaintiff alleges that Metropolitan Life Insurance Company improperly paid interest to FEGLI beneficiaries. Specifically, plaintiff alleges that under the terms of the FEGLI policy, Metropolitan Life Insurance Company is required to make "immediate" payment of death benefits in "one sum." Metropolitan Life Insurance Company, plaintiff alleges, breached this duty by instead retaining the death benefits in its general investment account and sending beneficiaries a "book of drafts" known as the "TCA Money Market Option" as the only means by which funds can be accessed. Plaintiff further alleges that Metropolitan Life Insurance Company manipulates interest rates paid to policy beneficiaries. This matter has been consolidated with Keife.

   The Company is unable to estimate the reasonably possible loss or range of loss arising from the TCA matters.

  Other Litigation

   Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super.
Ct., Ontario, October 2006).   In 2006, Sun Life Assurance Company of Canada
("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. The Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

   Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich.,
removed to federal court on July 22, 2011).   This lawsuit was filed by 45
retired General Motors ("GM") employees against Metropolitan Life Insurance Company and includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, and unfair trade practices, based upon GM's 2009 reduction of the employees' life insurance coverage under GM's ERISA-governed plan. The complaint includes a count seeking class action status. Metropolitan Life Insurance Company is the insurer of GM's group life insurance plan and administers claims under the plan. According to the complaint, Metropolitan Life Insurance Company had previously provided plaintiffs with a "written guarantee" that their life insurance benefits under the GM plan would not be reduced for the rest of their lives. Metropolitan Life Insurance Company has removed the case to federal court based upon complete ERISA preemption of the state law claims. Plaintiffs filed an amended complaint recasting the state law claims and asserting ERISA claims. Metropolitan Life Insurance Company has filed a motion to dismiss.

   Sales Practices Claims.   Over the past several years, the Company has faced
numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

   Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

   Assets and liabilities held for insolvency assessments were as follows:

                                                                   DECEMBER 31,
                                                                   ------------
                                                                   2011    2010
                                                                   ----    ----
                                                                   (IN MILLIONS)
    Other Assets:
     Premium tax offset for future undiscounted assessments....... $ 63     $42
     Premium tax offsets currently available for paid assessments.   13       7
                                                                   ----    ----
                                                                   $ 76     $49
                                                                   ====    ====
    Other Liabilities:
     Insolvency assessments....................................... $113     $63
                                                                   ====    ====

   On September 1, 2011, the New York State Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan will involve the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also contemplates that additional industry support for certain ELNY policyholders will be provided. The Company recorded a net charge of $21 million, after tax, related to ELNY.

COMMITMENTS

  LEASES

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                   GROSS
                                  RENTAL SUBLEASE  RENTAL
                                  INCOME  INCOME  PAYMENTS
                                  ------ -------- --------
                                       (IN MILLIONS)
                      2012.......   $305      $14     $181
                      2013.......   $296      $16     $172
                      2014.......   $270      $12     $132
                      2015.......   $224      $12     $124
                      2016.......   $169      $12     $110
                      Thereafter.   $681      $74     $840

   MetLife, Inc. previously moved certain of its operations in New York from Long Island City, Queens to Manhattan. Market conditions, which precluded MetLife, Inc.'s immediate and complete sublet of all unused space following this movement of operations, resulted in a lease impairment charge of $52 million during 2009, which is included in other expenses within Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. See Note 16 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions change.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.5 billion and $2.4 billion at December 31, 2011 and 2010, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.3 billion and $2.5 billion at December 31, 2011 and 2010, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

   The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $986 million and $2.0 billion at December 31, 2011 and 2010, respectively.

GUARANTEES

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   During the year ended December 31, 2011, the Company recorded $1 million of additional liabilities for indemnities, guarantees and commitments. The Company's recorded liabilities were $4 million and $3 million at December 31, 2011 and 2010, respectively, for indemnities, guarantees and commitments.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

   The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2011, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans. The Company's proportionate share of net pension expense related to its sponsored pension plans was $316 million, $309 million and $355 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement plans was ($22) million, less than $1 million and $70 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                                       OTHER
                                                                       PENSION     POSTRETIREMENT
                                                                    BENEFITS (1)     BENEFITS
                                                                   --------------- -------------
                                                                           DECEMBER 31,
                                                                   -----------------------------
                                                                     2011    2010   2011    2010
                                                                   -------- ------ ------  ------
                                                                           (IN MILLIONS)
Change in benefit obligations:
Benefit obligations at January 1,................................. $  6,690 $6,287 $1,819  $1,829
 Service costs....................................................      165    150     16      17
 Interest costs...................................................      384    375    107     111
 Plan participants' contributions.................................       --     --     28      33
 Net actuarial (gains) losses.....................................      897    277    269      68
 Curtailments.....................................................       --      6     --      --
 Plan amendments, change in benefits, and other (2)...............      128     --     --    (81)
 Net transfer in (out) of controlled group........................     (12)     --     --    (17)
 Prescription drug subsidy........................................       --     --     --      12
 Benefits paid....................................................    (385)  (405)  (133)   (153)
                                                                   -------- ------ ------  ------
Benefit obligations at December 31,...............................    7,867  6,690  2,106   1,819
                                                                   -------- ------ ------  ------
Change in plan assets:
Fair value of plan assets at January 1,...........................    5,976  5,419  1,184   1,118
 Actual return on plan assets.....................................      787    673     81      98
 Plan amendments, change in benefits, and other (2)...............      110     --     --      --
 Plan participants' contributions.................................       --     --     28      33
 Employer contributions...........................................      223    289     80      87
 Net transfer in (out) of controlled group........................     (12)     --     --    (12)
 Benefits paid....................................................    (385)  (405)  (133)   (140)
                                                                   -------- ------ ------  ------
Fair value of plan assets at December 31,.........................    6,699  5,976  1,240   1,184
                                                                   -------- ------ ------  ------
 Over (under) funded status at December 31,....................... $(1,168) $(714) $(866)  $(635)
                                                                   ======== ====== ======  ======
Amounts recognized in the consolidated balance sheets consist of:
 Other assets..................................................... $     -- $  107 $   --  $   --
 Other liabilities................................................  (1,168)  (821)  (866)   (635)
                                                                   -------- ------ ------  ------
   Net amount recognized.......................................... $(1,168) $(714) $(866)  $(635)
                                                                   ======== ====== ======  ======
Accumulated other comprehensive (income) loss:
 Net actuarial losses............................................. $  2,403 $2,058 $  621  $  399
 Prior service costs (credit).....................................       29     16  (179)   (287)
                                                                   -------- ------ ------  ------
   Accumulated other comprehensive (income) loss, before income tax.......................................................... $  2,432 $2,074 $  442  $  112
                                                                   ======== ====== ======  ======

----------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $997 million and $821 million at December 31, 2011 and 2010, respectively.

(2)During 2011, the Company became the sole sponsor of a certain qualified defined pension plan. Accordingly, the Company transitioned its accounting for that plan from a multiemployer to a single employer plan as of December 31, 2011.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The accumulated benefit obligations for all defined benefit pension plans were $7.4 billion and $6.4 billion at December 31, 2011 and 2010, respectively.

   The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                   DECEMBER 31,
                                                   -------------
                                                    2011   2010
                                                   ------  ----
                                                   (IN MILLIONS)
                  Projected benefit obligations... $1,129  $821
                  Accumulated benefit obligations. $1,011  $748
                  Fair value of plan assets....... $  110  $ --

   Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                           OTHER
                                             PENSION   POSTRETIREMENT
                                            BENEFITS     BENEFITS
                                           ----------- -------------
                                                 DECEMBER 31,
                                           -------------------------
                                            2011  2010  2011    2010
                                           ------ ---- ------  ------
                                                 (IN MILLIONS)
            Projected benefit obligations. $7,867 $821 $2,106  $1,819
            Fair value of plan assets..... $6,699 $ -- $1,240  $1,184

   Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

    i) Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

    ii)Interest Costs -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

   iii)Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

    iv)Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

    v) Amortization of Net Actuarial (Gains) Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

    vi)Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

   The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                                        OTHER
                                                                  PENSION          POSTRETIREMENT
                                                                  BENEFITS            BENEFITS
                                                            -------------------- -------------------
                                                                    YEARS ENDED DECEMBER 31,
                                                            ----------------------------------------
                                                             2011   2010   2009   2011  2010   2009
                                                            ------ ------ ------ ------ ----- ------
                                                                         (IN MILLIONS)
Net Periodic Benefit Costs:
 Service costs............................................. $  165 $  150 $  147 $   16 $  17 $   22
 Interest costs............................................    384    375    374    107   111    123
 Settlement and curtailment costs..........................     --      8     18     --    --     --
 Expected return on plan assets............................  (423)  (422)  (414)   (76)  (79)   (74)
 Amortization of net actuarial (gains) losses..............    189    192    223     42    38     43
 Amortization of prior service costs (credit)..............      3      6      8  (108)  (83)   (36)
                                                            ------ ------ ------ ------ ----- ------
     Total net periodic benefit costs (credit).............    318    309    356   (19)     4     78
                                                            ------ ------ ------ ------ ----- ------
Other Changes in Plan Assets and Benefit Obligations
 Recognized in Other Comprehensive Income (Loss):
 Net actuarial (gains) losses..............................    532     24    251    264    49    284
 Prior service costs (credit)..............................     18     --   (12)     --  (81)  (167)
 Amortization of net actuarial gains (losses)..............  (189)  (192)  (223)   (42)  (38)   (43)
 Amortization of prior service (costs) credit..............    (3)    (6)    (8)    108    83     36
                                                            ------ ------ ------ ------ ----- ------
   Total recognized in other comprehensive income
     (loss)................................................    358  (174)      8    330    13    110
                                                            ------ ------ ------ ------ ----- ------
     Total recognized in net periodic benefit costs and
       other comprehensive income (loss)................... $  676 $  135 $  364 $  311 $  17 $  188
                                                            ====== ====== ====== ====== ===== ======

   For the year ended December 31, 2011, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of $358 million and other postretirement benefits of $330 million for an aggregate reduction in other comprehensive income (loss) of $688 million before income tax and $439 million, net of income tax.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $172 million and $6 million, respectively.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $54 million and ($104) million, respectively.

   The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company, no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                    DECEMBER 31,
                                                                    ------------
                                                                     2010   2009
                                                                    ------  -----
                                                                    (IN MILLIONS)
Cumulative reduction in other postretirement benefits obligations:
 Balance at January 1,............................................. $  247  $ 317
 Service costs.....................................................      3      2
 Interest costs....................................................     16     16
 Net actuarial (gains) losses......................................  (255)   (76)
 Expected prescription drug subsidy................................   (11)   (12)
                                                                    ------  -----
 Balance at December 31,........................................... $   --  $ 247
                                                                    ======  =====

                                                                   YEARS ENDED DECEMBER 31,
                                                                   ------------------------
                                                                   2010         2009
                                                                   ----         ----
                                                                   (IN MILLIONS)
    Reduction in net periodic other postretirement benefit costs:
     Service costs................................................  $ 3          $ 2
     Interest costs...............................................   16           16
     Amortization of net actuarial (gains) losses.................   10           11
                                                                   ----         ----
       Total reduction in net periodic benefit costs..............  $29          $29
                                                                   ====         ====

   The Company received subsidies of $3 million, $8 million and $12 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  ASSUMPTIONS

   Assumptions used in determining benefit obligations were as follows:

                                                               OTHER
                                              PENSION       POSTRETIREMENT
                                             BENEFITS        BENEFITS
                                        ------------------- --------------
                                                 DECEMBER 31,
                                        ----------------------------------
                                          2011      2010    2011    2010
                                        --------- --------- -----   -----
        Weighted average discount rate.     4.95%     5.80% 4.95%   5.80%
        Rate of compensation increase.. 3.5%-7.5% 3.5%-7.5%   N/A     N/A

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Assumptions used in determining net periodic benefit costs were as follows:

                                                                                 OTHER
                                                        PENSION             POSTRETIREMENT
                                                       BENEFITS                BENEFITS
                                             ----------------------------- -----------------
                                                              DECEMBER 31,
                                             -----------------------------------------------
                                               2011      2010      2009    2011  2010  2009
                                             --------- --------- --------- ----- ----- -----
Weighted average discount rate..............     5.80%     6.25%     6.60% 5.80% 6.25% 6.60%
Weighted average expected rate of return on
  plan assets...............................     7.25%     8.00%     8.25% 7.25% 7.20% 7.36%
Rate of compensation increase............... 3.5%-7.5% 3.5%-7.5% 3.5%-7.5%   N/A   N/A   N/A

   The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

   The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

   The weighted average expected rate of return on plan assets for use in that plan's valuation in 2012 is currently anticipated to be 7.00% for pension benefits and 6.22% for other postretirement benefits.

   The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                   DECEMBER 31,
                     -------------------------------------------------------------------------
                                    2011                                 2010
                     ------------------------------------ ------------------------------------
Pre-and              7.3% in 2012, gradually decreasing   7.8% in 2011, gradually decreasing
  Post-Medicare      each year until 2083                 each year until 2083
  eligible claims... reaching the ultimate rate of 4.3%.  reaching the ultimate rate of 4.4%.

   Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects:

                                                          ONE PERCENT ONE PERCENT
                                                           INCREASE    DECREASE
                                                          ----------- -----------
                                                               (IN MILLIONS)
Effect on total of service and interest costs components.        $  8      $  (9)
Effect of accumulated postretirement benefit obligations.        $196      $(161)

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PLAN ASSETS

   The pension and other postretirement benefit plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

   Level 1 This category includes investments in fixed maturity securities, equity securities, derivative securities, and short-term investments which have unadjusted quoted market prices in active markets for identical assets and liabilities.

   Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

          Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

          Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

   Level 3 This category includes separate accounts that are invested in fixed maturity securities, equity securities, pass-through securities, derivative securities and other invested assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

   The Company has issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plan assets, which are invested primarily in separate accounts.

   The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The pension and postretirement plan assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                           DECEMBER 31, 2011
                                     -----------------------------------------------------------------------------------
                                                                                                        OTHER
                                                        PENSION                                     POSTRETIREMENT
                                                        BENEFITS                                       BENEFITS
                                     ---------------------------------------------- ------------------------------------
                                          FAIR VALUE MEASUREMENTS AT                     FAIR VALUE MEASUREMENTS AT
                                             REPORTING DATE USING                           REPORTING DATE USING
                                     ------------------------------------           ------------------------------------
                                       QUOTED                                         QUOTED
                                       PRICES                                         PRICES
                                      IN ACTIVE                                      IN ACTIVE
                                       MARKETS                                        MARKETS
                                         FOR     SIGNIFICANT                            FOR     SIGNIFICANT
                                      IDENTICAL     OTHER    SIGNIFICANT    TOTAL    IDENTICAL     OTHER    SIGNIFICANT
                                     ASSETS AND  OBSERVABLE  UNOBSERVABLE ESTIMATED ASSETS AND  OBSERVABLE  UNOBSERVABLE
                                     LIABILITIES   INPUTS       INPUTS      FAIR    LIABILITIES   INPUTS       INPUTS
                                      (LEVEL 1)   (LEVEL 2)   (LEVEL 3)     VALUE    (LEVEL 1)   (LEVEL 2)   (LEVEL 3)
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
                                                                             (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 Corporate..........................      $   --      $1,820         $ 30    $1,850        $ --        $139          $ 4
 Federal agencies...................           1         270           --       271          --          29           --
 Foreign bonds......................          --         200            5       205          --          13           --
 Municipals.........................          --         174           --       174          --          59            1
 Preferred stocks...................          --           1           --         1          --          --           --
 U.S. government bonds..............         949         176           --     1,125         160           1           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total fixed maturity securities..         950       2,641           35     3,626         160         241            5
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
Equity securities:
 Common stock -- domestic...........       1,082          36          194     1,312         240           2           --
 Common stock -- foreign............         271          --           --       271          55          --           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total equity securities..........       1,353          36          194     1,583         295           2           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
Money market securities.............           2          --           --         2          --           1           --
Pass-through securities.............          --         444            2       446          --          84            5
Derivative securities...............          28           9            4        41          --          --            1
Short-term investments..............           4         378           --       382           6         435           --
Other invested assets...............          --          65          501       566          --          --           --
Other receivables...................          --          45           --        45          --           4           --
Securities receivable...............          --           8           --         8          --           1           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total assets....................      $2,337      $3,626         $736    $6,699        $461        $768          $11
                                     =========== =========== ============ ========= =========== =========== ============

                                     ----------



                                     ----------








                                       TOTAL
                                     ESTIMATED
                                       FAIR
                                       VALUE
                                     ---------

ASSETS:
Fixed maturity securities:
 Corporate..........................    $  143
 Federal agencies...................        29
 Foreign bonds......................        13
 Municipals.........................        60
 Preferred stocks...................        --
 U.S. government bonds..............       161
                                     ---------
   Total fixed maturity securities..       406
                                     ---------
Equity securities:
 Common stock -- domestic...........       242
 Common stock -- foreign............        55
                                     ---------
   Total equity securities..........       297
                                     ---------
Money market securities.............         1
Pass-through securities.............        89
Derivative securities...............         1
Short-term investments..............       441
Other invested assets...............        --
Other receivables...................         4
Securities receivable...............         1
                                     ---------
    Total assets....................    $1,240
                                     =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                            DECEMBER 31, 2010
                                      -----------------------------------------------------------------------------------
                                                                                                         OTHER
                                                         PENSION                                     POSTRETIREMENT
                                                         BENEFITS                                       BENEFITS
                                      ---------------------------------------------- ------------------------------------
                                           FAIR VALUE MEASUREMENTS AT                     FAIR VALUE MEASUREMENTS AT
                                              REPORTING DATE USING                           REPORTING DATE USING
                                      ------------------------------------           ------------------------------------
                                        QUOTED                                         QUOTED
                                        PRICES                                         PRICES
                                       IN ACTIVE                                      IN ACTIVE
                                        MARKETS                                        MARKETS
                                          FOR     SIGNIFICANT                            FOR     SIGNIFICANT
                                       IDENTICAL     OTHER    SIGNIFICANT    TOTAL    IDENTICAL     OTHER    SIGNIFICANT
                                      ASSETS AND  OBSERVABLE  UNOBSERVABLE ESTIMATED ASSETS AND  OBSERVABLE  UNOBSERVABLE
                                      LIABILITIES   INPUTS       INPUTS      FAIR    LIABILITIES   INPUTS       INPUTS
                                       (LEVEL 1)   (LEVEL 2)   (LEVEL 3)     VALUE    (LEVEL 1)   (LEVEL 2)   (LEVEL 3)
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
                                                                              (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 Corporate...........................      $   --      $1,444         $ 45    $1,489        $ --        $ 67          $ 4
 Federal agencies....................          --         165           --       165          --          15           --
 Foreign bonds.......................          --         138            4       142          --           3           --
 Municipals..........................          --         129           --       129          --          37            1
 Preferred stocks....................          --           4           --         4          --          --           --
 U.S. government bonds...............         614         129           --       743          82          --           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total fixed maturity securities...         614       2,009           49     2,672          82         122            5
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
Equity securities:
 Common stock -- domestic............       1,329          88          228     1,645         359           3           --
 Common stock -- foreign.............         436          --           --       436          77          --           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total equity securities...........       1,765          88          228     2,081         436           3           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
Money market securities..............         189          95           --       284           1           1           --
Pass-through securities..............          --         303            2       305          --          73            6
Derivative securities................           2         (4)          (1)       (3)          --          --           --
Short-term investments...............        (10)          96           --        86           8         443           --
Other invested assets................          --          59          446       505          --          --           --
Other receivables....................          --          37           --        37          --           3           --
Securities receivable................          --          66           --        66          --           2           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total assets.....................      $2,560      $2,749         $724    $6,033        $527        $647          $11
                                      =========== =========== ============ ========= =========== =========== ============
LIABILITIES:
Securities payable...................      $   --      $   57         $ --    $   57        $ --        $  1          $--
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total liabilities................      $   --      $   57         $ --    $   57        $ --        $  1          $--
                                      =========== =========== ============ ========= =========== =========== ============
     Total assets and liabilities....      $2,560      $2,692         $724    $5,976        $527        $646          $11
                                      =========== =========== ============ ========= =========== =========== ============

                                      ----------



                                      ----------








                                        TOTAL
                                      ESTIMATED
                                        FAIR
                                        VALUE
                                      ---------

ASSETS:
Fixed maturity securities:
 Corporate...........................    $   71
 Federal agencies....................        15
 Foreign bonds.......................         3
 Municipals..........................        38
 Preferred stocks....................        --
 U.S. government bonds...............        82
                                      ---------
   Total fixed maturity securities...       209
                                      ---------
Equity securities:
 Common stock -- domestic............       362
 Common stock -- foreign.............        77
                                      ---------
   Total equity securities...........       439
                                      ---------
Money market securities..............         2
Pass-through securities..............        79
Derivative securities................        --
Short-term investments...............       451
Other invested assets................        --
Other receivables....................         3
Securities receivable................         2
                                      ---------
    Total assets.....................    $1,185
                                      =========
LIABILITIES:
Securities payable...................    $    1
                                      ---------
    Total liabilities................    $    1
                                      =========
     Total assets and liabilities....    $1,184
                                      =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 --------------------------------------------------------------------------------------------
                                                       PENSION BENEFITS                        OTHER POSTRETIREMENT BENEFITS
                                 ------------------------------------------------------------ -------------------------------
                                  FIXED MATURITY     EQUITY                                      FIXED MATURITY
                                    SECURITIES:    SECURITIES:                                    SECURITIES:
                                 ----------------- -----------                                --------------------
                                                     COMMON      PASS-                OTHER                          PASS-
                                           FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED                       THROUGH
                                 CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS  CORPORATE MUNICIPALS SECURITIES
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
                                                                              (IN MILLIONS)
YEAR ENDED DECEMBER 31,
 2011:
Balance, January 1,.............     $  45    $  4       $ 228       $  2       $(1)   $  446       $ 4        $ 1       $  6
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........        --      --          --         --         --       --        --         --         --
   Net investment gains
    (losses)....................        --      --        (57)        (1)          1       80        --         --        (1)
   Net derivative gains
    (losses)....................        --      --          --         --         --       --        --         --         --
  Other comprehensive income
   (loss).......................       (3)     (2)         110          1          6       42        --         --          1
  Purchases.....................        --       3           7          1         --       91        --         --         --
  Sales.........................      (13)      --        (94)        (2)        (2)    (158)        --         --        (1)
  Issuances.....................        --      --          --         --         --       --        --         --         --
  Settlements...................        --      --          --         --         --       --        --         --         --
Transfers into Level 3..........         1      --          --          1         --       --        --         --          1
Transfers out of Level 3........        --      --          --         --         --       --        --         --        (1)
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
Balance, December 31,...........     $  30    $  5       $ 194       $  2       $  4   $  501       $ 4        $ 1       $  5
                                 ========= ======= =========== ========== ========== ======== ========= ========== ==========








                                 DERIVATIVE
                                 SECURITIES
                                 ----------

YEAR ENDED DECEMBER 31,
 2011:
Balance, January 1,.............        $--
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........         --
   Net investment gains
    (losses)....................         --
   Net derivative gains
    (losses)....................         --
  Other comprehensive income
   (loss).......................          1
  Purchases.....................         --
  Sales.........................         --
  Issuances.....................         --
  Settlements...................         --
Transfers into Level 3..........         --
Transfers out of Level 3........         --
                                 ----------
Balance, December 31,...........        $ 1
                                 ==========

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 --------------------------------------------------------------------------------------------
                                                       PENSION BENEFITS                        OTHER POSTRETIREMENT BENEFITS
                                 ------------------------------------------------------------ -------------------------------
                                  FIXED MATURITY     EQUITY                                      FIXED MATURITY
                                    SECURITIES:    SECURITIES:                                    SECURITIES:
                                 ----------------- -----------                                --------------------
                                                     COMMON      PASS-                OTHER                          PASS-
                                           FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED                       THROUGH
                                 CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS  CORPORATE MUNICIPALS SECURITIES
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
                                                                        (IN MILLIONS)
YEAR ENDED DECEMBER 31,
 2010:
Balance, January 1,.............     $  64    $  5        $229      $  66       $ --     $354       $--        $--       $  9
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........        --      --          --       (11)          2       74        --         --        (4)
   Net investment gains
    (losses)....................        --      --          --         --         --       --        --         --         --
   Net derivative gains
    (losses)....................        --      --          --         --         --       --        --         --         --
  Other comprehensive
   income (loss)................         7       1         (2)         13        (2)      (4)         1         --          1
Purchases, sales, issuances and
 settlements....................      (17)     (2)           1       (67)        (1)       22        --         --        (1)
Transfers into Level 3..........         4      --          --          2         --       --         3          1          1
Transfers out of Level 3........      (13)      --          --        (1)         --       --        --         --         --
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
Balance, December 31,...........     $  45    $  4        $228      $   2       $(1)     $446       $ 4        $ 1       $  6
                                 ========= ======= =========== ========== ========== ======== ========= ========== ==========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                      ------------------------------------------------------------------------------------------
                                                            PENSION BENEFITS                       OTHER POSTRETIREMENT BENEFITS
                                      ------------------------------------------------------------ -----------------------------
                                       FIXED MATURITY     EQUITY
                                         SECURITIES:    SECURITIES:
                                      ----------------- -----------
                                                          COMMON      PASS-                OTHER               PASS-
                                                FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED            THROUGH
                                      CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS           SECURITIES
                                      --------- ------- ----------- ---------- ---------- -------- -----------------------------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..................      $ 54    $  4      $  437      $  76      $  38    $ 372                         $  13
Total realized/unrealized gains
 (losses) included in:
  Earnings:..........................
   Net investment income.............       (5)     (1)          --        (2)         34        4                          (17)
   Net investment gains (losses).....        --      --          --         --         --       --                            --
   Net derivative gains (losses).....        --      --          --         --         --       --                            --
  Other comprehensive income
   (loss)............................        20       5       (220)          8       (37)     (56)                            17
Purchases, sales, issuances and
 settlements.........................       (3)     (3)          12       (23)       (35)       34                           (4)
Transfers into and/or out of Level 3.       (2)      --          --          7         --       --                            --
                                      --------- ------- ----------- ---------- ---------- -------- -----------------------------
Balance, December 31,................      $ 64    $  5      $  229      $  66      $  --    $ 354                         $   9
                                      ========= ======= =========== ========== ========== ======== =============================

   See Note 5 for further information about the valuation techniques and inputs by level of major assets of invested assets that affect the amounts reported above.

   The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

   The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target range allocation by major asset class as of December 31, 2011 for the Invested Plans:

                                  DEFINED BENEFIT PLAN        POSTRETIREMENT MEDICAL       POSTRETIREMENT LIFE
                                  ------------------------    -------------------------    ---------------------
                                            ACTUAL ALLOCATION            ACTUAL ALLOCATION        ACTUAL ALLOCATION
                                   TARGET   --------------      TARGET   --------------    TARGET --------------
                                   RANGE    2011     2010       RANGE    2011     2010     RANGE  2011     2010
                                  --------- ----     ----     ---------- ----     ----     ------ ----     ----
ASSET CLASS:
Fixed maturity securities:
  Corporate......................             28%      24%                 17%      10%             --%      --%
  Federal agency.................              4        3                   4        2              --       --
  Foreign bonds..................              3        3                   2       --              --       --
  Municipals.....................              3        2                   8        5              --       --
  U.S. government bonds..........             17       12                  20       11              --       --
                                            ----     ----                ----     ----            ----     ----
   Total fixed maturity
    securities................... 50% - 80%   55%      44%    50% - 100%   51%      28%        0%   --%      --%
                                            ----     ----                ----     ----            ----     ----
Equity securities:
  Common stock -- domestic.......             20%      27%                 30%      49%             --%      --%
  Common stock -- foreign........              4        8                   7       10              --       --
                                            ----     ----                ----     ----            ----     ----
   Total equity securities.......  0% - 40%   24%      35%      0% - 50%   37%      59%        0%   --%      --%
                                            ----     ----                ----     ----            ----     ----
Alternative securities:
  Money market securities........             --%       5%                  1%      --%             --%      --%
  Pass-through securities........              6        5                  11       11              --       --
  Derivatives....................              1       --                  --       --              --       --
  Short-term investments.........              5        1                  --        1             100      100
  Other invested assets..........              8        8                  --       --              --       --
  Other receivables..............              1        1                  --        1              --       --
  Securities receivable..........             --        1                  --       --              --       --
                                            ----     ----                ----     ----            ----     ----
   Total alternative securities.. 10% - 20%   21%      21%      0% - 10%   12%      13%      100%  100%     100%
                                            ----     ----                ----     ----            ----     ----
    Total assets.................            100%     100%                100%     100%            100%     100%
                                            ====     ====                ====     ====            ====     ====

  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for 2012. The Company expects to make discretionary contributions to the qualified pension plan of $176 million in 2012. For information on employer contributions, see "-- Obligations, Funded Status and Net Periodic Benefit Costs."

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $88 million to fund the benefit payments in 2012.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $75 million towards benefit obligations in 2012 to pay postretirement medical claims.

   As noted previously, the Company no longer expects to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                               OTHER
                                  PENSION  POSTRETIREMENT
                                  BENEFITS    BENEFITS
                                  -------- --------------
                                       (IN MILLIONS)
                       2012......   $  435           $110
                       2013......   $  410           $112
                       2014......   $  440           $115
                       2015......   $  439           $117
                       2016......   $  454           $119
                       2017-2021.   $2,543           $609

  ADDITIONAL INFORMATION

   As previously discussed, most of the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $47 million, $46 million and $42 million for the years ended December 31, 2011, 2010 and 2009, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $885 million, $767 million and $689 million for the years ended December 31, 2011, 2010 and 2009, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

   The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $73 million, $72 million and $79 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


15.  EQUITY

  CAPITAL CONTRIBUTIONS

   During the year ended December 31, 2011, United MetLife Insurance Company Limited ("United"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with Sino-US MetLife Insurance Company Limited ("Sino"), another insurance underwriting joint venture of an affiliate of the Company. The Company's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of United compared to the contributed capital and undistributed earnings of all other owners of United and Sino. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, the Company's investment in Sino-United is based on the carrying value of its investment in United. Pursuant to the merger, the Company entered into an agreement whereby the affiliate will pay an amount to the Company based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a capital contribution, was received during the year ended December 31, 2011. The Company's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

   During each of the years ended December 31, 2011, 2010 and 2009, MetLife, Inc. contributed $3 million in the form of payment of line of credit fees on the Company's behalf.

  STOCK-BASED COMPENSATION PLANS

  Overview

   The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock, or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

  Description of Plans for Employees and Agents -- General Terms

   The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc. common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

   Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to MetLife, Inc. common stock).

   The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2011, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 31,803,801. Stock Option exercises and other awards

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. or by the issuance of new shares.

   Of the stock-based compensation for the years ended December 31, 2011, 2010 and 2009, 70%, 79% and 88%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

   Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

  Compensation Expense Related to Stock-Based Compensation

   The components of compensation expense related to stock-based compensation was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                               2011     2010    2009
                                               ----     ----    ----
                                               (IN MILLIONS)
                  Stock Options............... $ 48      $39     $48
                  Performance Shares (1)......   37       19      10
                  Restricted Stock Units......   15        9       3
                                               ----     ----    ----
                  Total compensation expenses. $100      $67     $61
                                               ====     ====    ====
                  Income tax benefits......... $ 35      $23     $21
                                               ====     ====    ====

----------

(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

   At December 31, 2011, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 85%, 54% and 84%, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           DECEMBER 31, 2011
                                     ------------------------------
                                                   WEIGHTED AVERAGE
                                        EXPENSE         PERIOD
                                     ------------- ----------------
                                     (IN MILLIONS)     (YEARS)
             Stock Options..........           $52             1.82
             Performance Shares.....           $44             1.76
             Restricted Stock Units.           $23             1.82

  Stock Options

   Stock Options are the contingent right of award holders to purchase shares of MetLife, Inc. common stock at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of MetLife, Inc. common stock reported on the New York Stock Exchange on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

   A summary of the activity related to Stock Options for the year ended December 31, 2011 was as follows:

                                                                                      WEIGHTED
                                                                                       AVERAGE
                                                                                      REMAINING    AGGREGATE
                                                       SHARES UNDER WEIGHTED AVERAGE CONTRACTUAL   INTRINSIC
                                                          OPTION     EXERCISE PRICE     TERM       VALUE (1)
                                                       ------------ ---------------- ----------- -------------
                                                                                       (YEARS)   (IN MILLIONS)
Outstanding at January 1, 2011........................   32,702,331           $38.47        5.30          $195
Granted (2)...........................................    5,471,447           $45.16
Exercised.............................................  (2,944,529)           $29.83
Expired...............................................    (317,342)           $42.32
Forfeited.............................................    (198,381)           $38.34
                                                        -----------
Outstanding at December 31, 2011......................   34,713,526           $40.22        5.35          $ --
                                                       ============ ================ =========== =============
Aggregate number of stock options expected to vest at
  a future date as of December 31, 2011...............   33,596,536           $40.31        5.25          $ --
                                                       ============ ================ =========== =============
Exercisable at December 31, 2011......................   24,345,356           $41.06        4.02          $ --
                                                       ============ ================ =========== =============

----------

(1)The aggregate intrinsic value was computed using the closing share price on December 30, 2011 of $31.18 and December 31, 2010 of $44.44, as applicable.

(2)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $78 million.

   The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc. common stock; risk-free rate of return; expected dividend yield on MetLife, Inc. common stock; exercise multiple; and the post-vesting termination rate.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Expected volatility is based upon an analysis of historical prices of MetLife, Inc. common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of MetLife, Inc.'s common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

   The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

   Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

   The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

   The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               YEARS ENDED DECEMBER 31,
                                                          -----------------------------------
                                                             2011        2010        2009
                                                          ----------- ----------- -----------
Dividend yield...........................................    1.65%       2.11%       3.15%
Risk-free rate of return................................. 0.29%-5.51% 0.35%-5.88% 0.73%-6.67%
Expected volatility......................................   32.64%      34.41%      44.39%
Exercise multiple........................................    1.69        1.75        1.76
Post-vesting termination rate............................    3.36%       3.64%       3.70%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           7           6
Weighted average exercise price of stock options granted.   $ 45.16     $35.06      $23.61
Weighted average fair value of stock options granted.....   $ 14.27     $11.29       $8.37

   MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principal for the non-employee insurance agent, who exercised the Stock Option.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents a summary of Stock Option exercise activity:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2011     2010    2009
                                                          ----     ----    ----
                                                          (IN MILLIONS)
       Total intrinsic value of stock options exercised..  $41      $22     $ 1
       Cash received from exercise of stock options......  $88      $52     $ 8
       Tax benefit realized from stock options exercised.  $13      $ 8     $--

  Performance Shares

   Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in shares of MetLife, Inc. common stock. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

   Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.'s performance in change in annual net operating earnings and total shareholder return over the applicable three-year performance period compared to the performance of its competitors. The performance factor was 0.90 for the January 1, 2008 -- December 31, 2010 performance period.

   The following table presents a summary of Performance Share activity for the year ended December 31, 2011:

                                                                                          WEIGHTED AVERAGE
                                                                              PERFORMANCE    GRANT DATE
                                                                                SHARES       FAIR VALUE
                                                                              ----------- ----------------
Outstanding at January 1, 2011...............................................   4,155,574           $31.91
Granted (1)..................................................................   1,783,070           $42.84
Forfeited....................................................................    (89,725)           $32.79
Payable (2)..................................................................   (824,825)           $57.95
                                                                                ---------
Outstanding at December 31, 2011.............................................   5,024,094           $31.50
                                                                              =========== ================
Performance Shares expected to vest at a future date as of December 31, 2011.   4,729,890           $32.35
                                                                              =========== ================

----------

(1)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $76 million.

(2)Includes both shares paid and shares deferred for later payment.

   Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2011, the three year performance period for the 2009 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,791,609 outstanding Performance Shares to which the 2009-2011 performance factor will be applied.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Restricted Stock Units

   Restricted Stock Units are units that, if they vest, are payable in shares of MetLife, Inc. common stock. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

   The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

   The following table presents a summary of Restricted Stock Unit activity for the year ended December 31, 2011:

                                                                                              WEIGHTED AVERAGE
                                                                             RESTRICTED STOCK    GRANT DATE
                                                                                  UNITS          FAIR VALUE
                                                                             ---------------- ----------------
Outstanding at January 1, 2011..............................................          937,172           $29.63
Granted (1).................................................................          734,159           $41.94
Forfeited...................................................................         (61,160)           $35.36
Payable (2).................................................................         (47,322)           $44.35
                                                                             ---------------- ----------------
Outstanding at December 31, 2011............................................        1,562,849           $34.74
                                                                             ================ ================
Restricted Stock Units expected to vest at a future date as of December 31,
  2011......................................................................        1,562,849           $34.74
                                                                             ================ ================

----------

(1)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $31 million.

(2)Includes both shares paid and shares deferred for later payment.

  STATUTORY EQUITY AND INCOME

   Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

   The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

   Statutory net income (unaudited) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2.0 billion, $2.1 billion and $1.2 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus (unaudited), as filed with the New York State Department of Insurance, was $13.5 billion and $13.2 billion at December 31, 2011 and 2010, respectively.

  DIVIDEND RESTRICTIONS

   Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, Metropolitan Life Insurance Company paid a dividend of $1.3 billion, of which $170 million was a transfer of securities. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. During the year ended December 31, 2009, Metropolitan Life Insurance Company did not pay a dividend. The maximum amount of dividends which Metropolitan Life Insurance Company may pay in 2012 without prior regulatory approval is $1.3 billion.

   Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. Under Massachusetts State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2011, 2010 and 2009, NELICO paid a dividend of $107 million,
$84 million and $19 million, respectively. The maximum amount of dividends which NELICO may pay to Metropolitan Life Insurance Company in 2012 without prior regulatory approval is $46 million.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a cash dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, GALIC paid an extraordinary cash dividend to GenAmerica Financial, LLC ("GenAmerica"), its former parent, of $183 million and GenAmerica subsequently paid an ordinary dividend to its parent, Metropolitan Life Insurance Company of $183 million. During the years ended December 31, 2010 and 2009, GALIC paid a dividend to GenAmerica, which was subsequently paid by GenAmerica to Metropolitan Life Insurance Company, of $149 million and $107 million, respectively. The maximum amount of dividends which GALIC may pay to Metropolitan Life Insurance Company in 2012 without prior regulatory approval is $70 million.

   For the years ended December 31, 2011, 2010 and 2009, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $518 million, $248 million and $41 million, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  OTHER COMPREHENSIVE INCOME (LOSS)

   The following table sets forth the balance and changes in accumulated other comprehensive income (loss) including reclassification adjustments required for the years ended December 31, 2011, 2010 and 2009 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                 --------------------------
                                                                                   2011     2010     2009
                                                                                 -------- -------- --------
                                                                                       (IN MILLIONS)
Holding gains (losses) on investments arising during the year................... $  9,190 $  7,350 $ 12,267
Income tax effect of holding gains (losses).....................................  (3,219)  (2,568)  (4,233)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income...........................................................     (45)    (545)      562
Income tax effect of reclassification adjustments...............................       16      190    (194)
Allocation of holding (gains) losses on investments relating to other policyholder amounts..........................................................  (5,430)  (2,329)  (1,948)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts.......................................................................    1,902      814      672
                                                                                 -------- -------- --------
Net unrealized investment gains (losses), net of income tax.....................    2,414    2,912    7,126
Foreign currency translation adjustments, net of income tax.....................        4     (16)     (92)
Defined benefit plans adjustment, net of income tax.............................    (422)       98     (90)
                                                                                 -------- -------- --------
Other comprehensive income (loss)...............................................    1,996    2,994    6,944
Other comprehensive income (loss) attributable to noncontrolling interests......       --      (6)        5
                                                                                 -------- -------- --------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
  Company, excluding cumulative effect of change in accounting principle........    1,996    2,988    6,949
Cumulative effect of change in accounting principle, net of income tax expense
  (benefit) of $0, $6 million and ($19) million (see Note 1)....................       --       10     (36)
                                                                                 -------- -------- --------
 Other comprehensive income (loss) attributable to Metropolitan Life
   Insurance Company............................................................ $  1,996 $  2,998 $  6,913
                                                                                 ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


16.  OTHER EXPENSES

   Information on other expenses was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2011     2010    2009
                                                            ------   ------  ------
                                                               (IN MILLIONS)
Compensation............................................... $2,260   $2,230  $2,433
Pension, postretirement & post employment benefit costs....    330      331     411
Commissions................................................    724      651     758
Volume-related costs.......................................    196      173      36
Affiliated interest costs on ceded and assumed reinsurance.  1,393    1,386   1,236
Capitalization of DAC......................................  (893)    (804)   (857)
Amortization of DAC and VOBA...............................    987      950     415
Interest expense on debt and debt issuance costs...........    194      217     166
Premium taxes, licenses & fees.............................    302      288     317
Professional services......................................    832      743     701
Rent, net of sublease income...............................    129      147     262
Other......................................................   (40)     (53)     131
                                                            ------   ------  ------
 Total other expenses...................................... $6,414   $6,259  $6,009
                                                            ======   ======  ======

  CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

   See Note 6 for DAC and VOBA by segment and a rollforward of each including impacts of capitalization and amortization. See also Note 10 for a description of the DAC amortization impact associated with the closed block.

  INTEREST EXPENSE ON DEBT AND DEBT ISSUANCE COSTS

   See Note 11 for attribution of interest expense by debt issuance. Interest expense on debt and debt issuance costs includes interest expense related to CSEs. See Note 3.

  AFFILIATED EXPENSES

   Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

   See Notes 9, 11 and 19 for a discussion of affiliated expenses included in the table above.

  LEASE IMPAIRMENTS

   See Note 13 for description of lease impairments included within other expenses.

  RESTRUCTURING CHARGES

   In September 2008, MetLife, Inc. began an enterprise-wide cost reduction and revenue enhancement initiative which was fully implemented by December 31, 2011. This initiative was focused on reducing complexity, leveraging scale, increasing productivity and improving the effectiveness of MetLife, Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported within Corporate & Other. Restructuring charges associated with this enterprise-wide initiative were as follows:

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
                                                                    2011    2010     2009
                                                                    ----    -----   ------
                                                                      (IN MILLIONS)
Balance at January 1,.............................................. $  3    $  19   $   61
Severance charges..................................................    2       14       70
Change in severance charge estimates...............................    1      (2)      (8)
Cash payments......................................................  (6)     (28)    (104)
                                                                    ----    -----   ------
Balance at December 31,............................................ $ --    $   3   $   19
                                                                    ====    =====   ======
Restructuring charges incurred in current period................... $  3    $  12   $   62
                                                                    ====    =====   ======
Total restructuring charges incurred since inception of initiative. $138    $ 135   $  123
                                                                    ====    =====   ======

   Changes in severance charge estimates were due to changes in estimates for variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

   In addition to the above charges, the Company has recognized lease charges of $28 million associated with the consolidation of office space since the inception of the initiative.

17.  BUSINESS SEGMENT INFORMATION

   The Company is organized into three segments: Insurance Products, Retirement Products and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other. On November 21, 2011, MetLife, Inc. announced that it will be reorganizing its business into three broad geographic regions and creating a global employee benefits business. While MetLife, Inc. has initiated certain changes in response to this announcement, the Company continued to evaluate the performance of its operating segments under the existing segment structure as of December 31, 2011.

   Insurance Products offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into three distinct businesses: Group Life, Individual Life and Non-Medical Health. Group Life insurance products and services include variable life, universal life and term life products. Individual Life insurance products and services include variable life, universal life, term life and whole life products. Non-Medical Health products and services include dental insurance, group short- and long-term disability, individual disability income, LTC, critical illness and accidental death & dismemberment coverages. Retirement Products offers a variety of variable and fixed annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value and investment products and other benefit funding products.

   Corporate & Other contains the excess capital not allocated to the segments, various start-up and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

   Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

   Operating revenues excludes net investment gains (losses) and net derivative gains (losses). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment,
       (ii) includes income from discontinued real estate operations, and
       (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

   The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets,
       (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    .  Other expenses excludes costs related to noncontrolling interests.

   In 2011, management modified its definition of operating earnings to exclude impacts related to certain variable annuity guarantees and Market Value Adjustments to better conform to the way it manages and assesses its business. Accordingly, such results are no longer reported in operating earnings. Consequently, prior years' results for Retirement Products and total consolidated operating earnings have been decreased by $15 million, net of $8 million of income tax, and $18 million, net of $10 million of income tax, for the years ended December 31, 2010 and 2009, respectively.

   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other for the years ended December 31, 2011, 2010 and 2009 and at December 31, 2011 and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010. The accounting policies of the segments are the same as those of the Company, except for operating earnings adjustments as defined above, the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation.

   Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s business.

   Effective January 1, 2011, MetLife, Inc. updated its economic capital model to align segment allocated equity with emerging standards and consistent risk principles. Such changes to MetLife, Inc.'s economic capital model are applied prospectively. Segment net investment income is also credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income (loss) from continuing operations, net of income tax.

                                                      OPERATING EARNINGS
                                       ------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                        TOTAL
YEAR ENDED DECEMBER 31, 2011           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL  ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- ------- ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................   $16,346     $  594    $1,347    $    1 $18,288      $   --      $18,288
Universal life and investment-type
 product policy fees..................     1,406        559       196        --   2,161          41        2,202
Net investment income.................     5,216      2,154     3,987       391  11,748       (121)       11,627
Other revenues........................       491        109       242       966   1,808          --        1,808
Net investment gains (losses).........        --         --        --        --      --         132          132
Net derivative gains (losses).........        --         --        --        --      --       1,578        1,578
                                       --------- ---------- --------- --------- ------- ----------- ------------
  Total revenues......................    23,459      3,416     5,772     1,358  34,005       1,630       35,635
                                       --------- ---------- --------- --------- ------- ----------- ------------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............    17,994      1,005     2,989         4  21,992          44       22,036
Interest credited to policyholder
 account balances.....................       502        678     1,138        --   2,318          54        2,372
Capitalization of DAC.................     (398)      (475)      (20)        --   (893)          --        (893)
Amortization of DAC and VOBA..........       529        366        14         1     910          77          987
Interest expense on debt..............         3          3         7       172     185           9          194
Other expenses........................     3,031      1,396       446     1,247   6,120           6        6,126
                                       --------- ---------- --------- --------- ------- ----------- ------------
  Total expenses......................    21,661      2,973     4,574     1,424  30,632         190       30,822
                                       --------- ---------- --------- --------- ------- ----------- ------------
Provision for income tax expense
 (benefit)............................       631        156       421     (229)     979         502        1,481
                                       --------- ---------- --------- --------- -------             ------------
OPERATING EARNINGS....................   $ 1,167     $  287    $  777    $  163   2,394
                                       ========= ========== ========= ========= =======
Adjustments to:
  Total revenues......................                                            1,630
  Total expenses......................                                            (190)
  Provision for income tax (expense)
   benefit............................                                            (502)
                                                                                -------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $ 3,332                  $ 3,332
                                                                                =======             ============

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                              CORPORATE
                                                         INSURANCE RETIREMENT  BENEFIT   CORPORATE
AT DECEMBER 31, 2011                                     PRODUCTS   PRODUCTS   FUNDING    & OTHER      TOTAL
-----------------------------------                      --------- ---------- --------- ----------- ------------
                                                                              (IN MILLIONS)
TOTAL ASSETS.......................                       $127,169    $80,219  $157,553     $37,255     $402,196
SEPARATE ACCOUNT ASSETS............                       $  7,173    $36,557  $ 62,948     $    --     $106,678
SEPARATE ACCOUNT LIABILITIES.......                       $  7,173    $36,557  $ 62,948     $    --     $106,678

                                                    OPERATING EARNINGS
                                    ---------------------------------------------------
                                                         CORPORATE
                                    INSURANCE RETIREMENT  BENEFIT  CORPORATE                           TOTAL
YEAR ENDED DECEMBER 31, 2010        PRODUCTS   PRODUCTS   FUNDING   & OTHER     TOTAL   ADJUSTMENTS CONSOLIDATED
----------------------------------- --------- ---------- --------- ---------- --------- ----------- ------------
                                                                   (IN MILLIONS)
REVENUES
Premiums...........................   $16,615     $  608  $  1,295    $     1  $ 18,519     $    --     $ 18,519
Universal life and investment-type
 product policy fees...............     1,363        481       196         --     2,040          35        2,075
Net investment income..............     5,344      2,274     3,830        146    11,594         (1)       11,593
Other revenues.....................       444         78       239        964     1,725          --        1,725
Net investment gains (losses)......        --         --        --         --        --       (170)        (170)
Net derivative gains (losses)......        --         --        --         --        --       (266)        (266)
                                    --------- ---------- --------- ---------- --------- ----------- ------------
  Total revenues...................    23,766      3,441     5,560      1,111    33,878       (402)       33,476
                                    --------- ---------- --------- ---------- --------- ----------- ------------
EXPENSES
Policyholder benefits and claims
 and policyholder dividends........    18,299        963     2,875       (18)    22,119          31       22,150
Interest credited to policyholder
 account balances..................       507        712     1,251         --     2,470          53        2,523
Capitalization of DAC..............     (398)      (392)      (14)         --     (804)          --        (804)
Amortization of DAC and VOBA.......       546        266        15          1       828         122          950
Interest expense on debt...........         4          4         5        189       202          15          217
Other expenses.....................     2,968      1,320       425      1,181     5,894           2        5,896
                                    --------- ---------- --------- ---------- --------- ----------- ------------
  Total expenses...................    21,926      2,873     4,557      1,353    30,709         223       30,932
                                    --------- ---------- --------- ---------- --------- ----------- ------------
Provision for income tax expense
 (benefit).........................       645        200       350      (208)       987       (209)          778
                                    --------- ---------- --------- ---------- ---------             ------------
OPERATING EARNINGS.................   $ 1,195     $  368  $    653    $  (34)     2,182
                                    ========= ========== ========= ========== =========
Adjustments to:
  Total revenues...................                                               (402)
  Total expenses...................                                               (223)
  Provision for income tax
   (expense) benefit...............                                                 209
                                                                              ---------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME
 TAX...............................                                            $  1,766                 $  1,766
                                                                              =========             ============

                                                                              CORPORATE
                                                         INSURANCE RETIREMENT  BENEFIT   CORPORATE
AT DECEMBER 31, 2010                                     PRODUCTS   PRODUCTS   FUNDING    & OTHER      TOTAL
-----------------------------------                      --------- ---------- --------- ----------- ------------
                                                                              (IN MILLIONS)
TOTAL ASSETS.......................                       $123,915    $77,622  $143,541     $30,329     $375,407
SEPARATE ACCOUNT ASSETS............                       $  8,343    $34,540  $ 54,946     $    --     $ 97,829
SEPARATE ACCOUNT LIABILITIES.......                       $  8,343    $34,540  $ 54,946     $    --     $ 97,829

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                      OPERATING EARNINGS
-                                      -------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                         TOTAL
YEAR ENDED DECEMBER 31, 2009           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL   ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- -------- ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................   $16,651     $  553    $1,414    $   11 $ 18,629    $     --     $ 18,629
Universal life and investment-type
 product policy fees..................     1,486        416       145        --    2,047          20        2,067
Net investment income.................     4,968      2,006     3,466     (328)   10,112          63       10,175
Other revenues........................       511         73       230       925    1,739          --        1,739
Net investment gains (losses).........        --         --        --        --       --     (1,667)      (1,667)
Net derivative gains (losses).........        --         --        --        --       --     (4,428)      (4,428)
                                       --------- ---------- --------- --------- -------- ----------- ------------
  Total revenues......................    23,616      3,048     5,255       608   32,527     (6,012)       26,515
                                       --------- ---------- --------- --------- -------- ----------- ------------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............    18,447        923     2,879         7   22,256          18       22,274
Interest credited to policyholder
 account balances.....................       513        754     1,366        --    2,633          36        2,669
Capitalization of DAC.................     (396)      (449)      (12)        --    (857)          --        (857)
Amortization of DAC and VOBA..........       410        248        12         2      672       (257)          415
Interest expense on debt..............         2         --         1       163      166          --          166
Other expenses........................     3,145      1,391       422     1,320    6,278           7        6,285
                                       --------- ---------- --------- --------- -------- ----------- ------------
  Total expenses......................    22,121      2,867     4,668     1,492   31,148       (196)       30,952
                                       --------- ---------- --------- --------- -------- ----------- ------------
Provision for income tax expense
 (benefit)............................       498         51       187     (489)      247     (2,143)      (1,896)
                                       --------- ---------- --------- --------- --------             ------------
OPERATING EARNINGS....................   $   997     $  130    $  400    $(395)    1,132
                                       ========= ========== ========= ========= ========
Adjustments to:
  Total revenues......................                                           (6,012)
  Total expenses......................                                               196
  Provision for income tax (expense)
   benefit............................                                             2,143
                                                                                --------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $(2,541)                 $(2,541)
                                                                                ========             ============

   Net investment income is based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Operating revenues derived from any customer did not exceed 10% of consolidated operating revenues for the years ended December 31, 2011, 2010 and 2009. Substantially all of the Company's revenues originated in the U.S.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

   The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

value less expected disposition costs. Income from discontinued real estate operations, net of income tax, was $65 million, $20 million and $19 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The carrying value of real estate related to discontinued operations was $1 million and $180 million at December 31, 2011 and 2010, respectively.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.8 billion, $2.7 billion and $3.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.6 billion, $1.2 billion and $1.1 billion for the years ended December 31, 2011, 2010 and 2009, respectively, and were reimbursed to the Company by these affiliates. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                           2011     2010    2009
  -                                                       ------   ------  ------
                                                             (IN MILLIONS)
  Compensation........................................... $1,823   $1,770  $2,255
  Pension, postretirement & postemployment benefit costs.   (10)       --      --
  Commissions............................................    905      801     638
  Volume-related costs...................................  (328)    (269)   (284)
  Professional services..................................  (122)     (18)      --
  Rent...................................................   (36)     (28)      --
  Other..................................................  (993)    (745)   (718)
                                                          ------   ------  ------
   Total other expenses.................................. $1,239   $1,511  $1,891
                                                          ======   ======  ======

   Revenues received from affiliates related to these agreements were recorded as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2011     2010    2009
     -                                                       ----     ----    ----
                                                             (IN MILLIONS)
     Universal life and investment-type product policy fees.  $94      $84     $55
     Other revenues.........................................  $46      $34     $22

   The Company had net payables to affiliates of $238 million and $243 million at December 31, 2011 and 2010, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
9. See Notes 3, 8 and 11 for additional related party transactions.

GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

Consolidated Financial Statements

As of December 31, 2011 and 2010 and for the Years Ended December 31, 2011, 2010 and 2009
and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of General American Life Insurance Company:

We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiary (an indirect wholly-owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of operations, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiary as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, Florida
April 5, 2012

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                          2011    2010
                                                                                         ------- -------
ASSETS
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $6,676 and $5,913, respectively)..................................................... $ 7,669 $ 6,546
 Equity securities available-for-sale, at estimated fair value (cost: $33 and $159,
   respectively)........................................................................      33     178
 Mortgage loans (net of valuation allowances of $4 and $6, respectively)................     608     562
 Policy loans...........................................................................   1,797   1,807
 Real estate and real estate joint ventures.............................................      53      54
 Other limited partnership interests....................................................     196     156
 Short-term investments, principally at estimated fair value............................     254     175
 Other invested assets, principally at estimated fair value.............................     138      59
                                                                                         ------- -------
   Total investments....................................................................  10,748   9,537
Cash and cash equivalents, principally at estimated fair value..........................      72     265
Accrued investment income...............................................................     102      94
Premiums, reinsurance and other receivables.............................................   2,548   2,443
Deferred policy acquisition costs and value of business acquired........................     196     169
Other assets............................................................................     122     157
Separate account assets.................................................................     974   1,435
                                                                                         ------- -------
   Total assets......................................................................... $14,762 $14,100
                                                                                         ======= =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits.................................................................. $ 5,095 $ 5,091
Policyholder account balances...........................................................   4,985   4,428
Other policy-related balances...........................................................     255     263
Policyholder dividends payable..........................................................      95      99
Payables for collateral under securities loaned and other transactions..................     815     574
Long-term debt..........................................................................     102     102
Current income tax payable..............................................................      36      14
Deferred income tax liability...........................................................     236      55
Other liabilities.......................................................................     653     601
Separate account liabilities............................................................     974   1,435
                                                                                         ------- -------
   Total liabilities....................................................................  13,246  12,662
                                                                                         ------- -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)
STOCKHOLDER'S EQUITY
Common stock, par value $1.00 per share; 5,000,000 shares authorized; 3,000,000 shares
  issued and outstanding................................................................       3       3
Additional paid-in capital..............................................................     865   1,029
Retained earnings.......................................................................      31      --
Accumulated other comprehensive income (loss)...........................................     617     406
                                                                                         ------- -------
   Total stockholder's equity...........................................................   1,516   1,438
                                                                                         ------- -------
   Total liabilities and stockholder's equity........................................... $14,762 $14,100
                                                                                         ======= =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                      2011   2010   2009
                                                                                     ------  ----  -----
REVENUES
Premiums............................................................................ $  302  $249  $ 265
Universal life and investment-type product policy fees..............................    115   146    177
Net investment income...............................................................    491   502    511
Other revenues......................................................................     15     5      9
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities......................     (2)  (16)   (37)
 Other-than-temporary impairments on fixed maturity securities transferred to other
   comprehensive income (loss)......................................................     (1)   10     12
 Other net investment gains (losses)................................................     44   (10)   (36)
                                                                                     ------  ----  -----
   Total net investment gains (losses)..............................................     41   (16)   (61)
Net derivative gains (losses).......................................................     40   (62)  (189)
                                                                                     ------  ----  -----
     Total revenues.................................................................  1,004   824    712
                                                                                     ------  ----  -----
EXPENSES
Policyholder benefits and claims....................................................    499   442    414
Interest credited to policyholder account balances..................................    134   136    140
Policyholder dividends..............................................................    151   154    169
Other expenses......................................................................    129    75    106
                                                                                     ------  ----  -----
   Total expenses...................................................................    913   807    829
                                                                                     ------  ----  -----
Income (loss) before provision for income tax.......................................     91    17   (117)
Provision for income tax expense (benefit)..........................................     41    (5)   (65)
                                                                                     ------  ----  -----
Net income (loss)................................................................... $   50  $ 22  $ (52)
                                                                                     ======  ====  =====


       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                           ACCUMULATED OTHER
                                                                                      COMPREHENSIVE INCOME (LOSS)
                                                                           ------------------------------------------------
                                                                                NET                     FOREIGN    DEFINED
                                                       ADDITIONAL            UNREALIZED   OTHER-THAN   CURRENCY    BENEFIT
                                                COMMON  PAID-IN   RETAINED   INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                STOCK   CAPITAL   EARNINGS GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2008...................   $3     $1,243     $ 71       $(299)        $ --        $(10)       $ 1
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).........                        1                       (1)
Dividends on common stock......................             (87)     (20)
Comprehensive income (loss):
  Net income (loss)............................                      (52)
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........                                  448           (9)
   Defined benefit plans adjustment, net of
    income tax.................................                                                                       (2)

   Other comprehensive income (loss)...........

  Comprehensive income (loss)..................
                                                  --     ------     ----       -----         ----        ----        ---
Balance at December 31, 2009...................    3      1,156       --         149          (10)        (10)        (1)
Dividends on common stock......................            (127)     (22)
Comprehensive income (loss):
  Net income (loss)............................                       22
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........                                  279
   Defined benefit plans adjustment, net of
    income tax.................................                                                                       (1)

    Other comprehensive income (loss)..........

  Comprehensive income (loss)..................
                                                  --     ------     ----       -----         ----        ----        ---
Balance at December 31, 2010...................    3      1,029       --         428          (10)        (10)        (2)
Dividends on common stock......................            (164)     (19)
Comprehensive income (loss):
  Net income (loss)............................                       50
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........                                  215           (1)
   Defined benefit plans adjustment, net of
    income tax.................................                                                                       (3)

    Other comprehensive income (loss)..........

  Comprehensive income (loss)..................
                                                  --     ------     ----       -----         ----        ----        ---
Balance at December 31, 2011...................   $3     $  865     $ 31       $ 643         $(11)       $(10)       $(5)
                                                  ==     ======     ====       =====         ====        ====        ===




                                                    TOTAL
                                                STOCKHOLDER'S
                                                   EQUITY
                                                -------------
Balance at December 31, 2008...................    $1,009
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).........        --
Dividends on common stock......................      (107)
Comprehensive income (loss):
  Net income (loss)............................       (52)
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........       439
   Defined benefit plans adjustment, net of
    income tax.................................        (2)
                                                   ------
   Other comprehensive income (loss)...........       437
                                                   ------
  Comprehensive income (loss)..................       385
                                                   ------
Balance at December 31, 2009...................     1,287
Dividends on common stock......................      (149)
Comprehensive income (loss):
  Net income (loss)............................        22
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........       279
   Defined benefit plans adjustment, net of
    income tax.................................        (1)
                                                   ------
    Other comprehensive income (loss)..........       278
                                                   ------
  Comprehensive income (loss)..................       300
                                                   ------
Balance at December 31, 2010...................     1,438
Dividends on common stock......................      (183)
Comprehensive income (loss):
  Net income (loss)............................        50
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........       214
   Defined benefit plans adjustment, net of
    income tax.................................        (3)
                                                   ------
    Other comprehensive income (loss)..........       211
                                                   ------
  Comprehensive income (loss)..................       261
                                                   ------
Balance at December 31, 2011...................    $1,516
                                                   ======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                        2011     2010    2009
                                                                                      -------  -------  ------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).................................................................... $    50  $    22  $  (52)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
 Depreciation and amortization expenses..............................................       7        7       7
 Amortization of premiums and accretion of discounts associated with
   investments, net..................................................................     (46)     (46)    (43)
 (Gains) losses on investments and derivatives and from sales of businesses,
   net...............................................................................     (68)      77     250
 Interest credited to policyholder account balances..................................     134      136     140
 Interest (income) expense on equity linked notes....................................       9       (3)    (25)
 Universal life and investment-type product policy fees..............................    (115)    (146)   (177)
 Change in premiums, reinsurance and other receivables...............................    (104)    (208)    (58)
 Change in deferred policy acquisition costs and value of business acquired,
   net...............................................................................     (36)      19      25
 Change in income tax recoverable (payable)..........................................      88       54    (138)
 Change in other assets..............................................................      13       10      31
 Change in insurance-related liabilities and policy-related balances.................      (9)      24    (109)
 Change in other liabilities.........................................................      47        4      72
 Other, net..........................................................................      19       (6)      5
                                                                                      -------  -------  ------
Net cash used in operating activities................................................     (11)     (56)    (72)
                                                                                      -------  -------  ------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
 Fixed maturity securities...........................................................   1,375    2,079   1,383
 Equity securities...................................................................     201        1      20
 Mortgage loans......................................................................      48       33       6
 Other limited partnership interests.................................................      19       10      13
Purchases of:
 Fixed maturity securities...........................................................  (2,095)  (1,779)   (934)
 Equity securities...................................................................     (29)     (10)    (18)
 Mortgage loans......................................................................     (93)    (233)   (158)
 Real estate and real estate joint ventures..........................................      (2)      (3)     (2)
 Other limited partnership interests.................................................     (52)     (58)    (25)
Cash received in connection with freestanding derivatives............................      62       24      13
Cash paid in connection with freestanding derivatives................................     (63)     (67)   (102)
Issuances of loans to affiliates.....................................................     (50)      --      --
Net change in short-term investments.................................................     (79)      55     284
Net change in other invested assets..................................................     (12)       8      (3)
Other, net...........................................................................      10      (26)    (91)
                                                                                      -------  -------  ------
Net cash (used in) provided by investing activities.................................. $  (760) $    34  $  386
                                                                                      -------  -------  ------

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                       2011   2010   2009
                                                                                      -----  -----  -----
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
 Deposits............................................................................ $ 993  $ 372  $ 535
 Withdrawals.........................................................................  (473)  (242)  (356)
Net change in payables for collateral under securities loaned and other transactions.   241    148   (380)
Dividends on common stock............................................................  (183)  (149)  (107)
                                                                                      -----  -----  -----
Net cash provided by (used in) financing activities..................................   578    129   (308)
                                                                                      -----  -----  -----
Change in cash and cash equivalents..................................................  (193)   107      6
Cash and cash equivalents, beginning of year.........................................   265    158    152
                                                                                      -----  -----  -----
CASH AND CASH EQUIVALENTS, END OF YEAR............................................... $  72  $ 265  $ 158
                                                                                      =====  =====  =====
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid (received) during the year for:
 Interest............................................................................ $   8  $   8  $   9
                                                                                      =====  =====  =====
 Income tax.......................................................................... $ (42) $ (41) $  73
                                                                                      =====  =====  =====



       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

 BUSINESS

  General American Life Insurance Company ("General American") and its subsidiary (collectively the "Company"), formerly held by GenAmerica Financial, LLC ("GenAmerica'), is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"). General American is a Missouri corporation incorporated in 1933. MLIC is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

  The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals and group insurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in 49 states, Puerto Rico and the District of Columbia.

 BASIS OF PRESENTATION

  The accompanying consolidated financial statements include the accounts of General American and its subsidiaries. Intercompany accounts and transactions have been eliminated.

  Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the 2011 presentation as discussed throughout the Notes to the Consolidated Financial Statements.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

  A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Investments

  The accounting policies for the Company's principal investments are as follows:

    Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

    Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

    Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Interest, dividends and prepayment fees are recorded in net investment income.

    Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 2 "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity Securities Available-for-Sale."

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
  (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

    Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics; while those with more equity-like characteristics are classified as equity securities within non-redeemable preferred stock. Many of such securities, commonly referred to as "perpetual hybrid securities," have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or "Tier 1 capital" and perpetual deferrable securities, or "Upper Tier 2 capital"). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

    (i)The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

   (ii)When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

  (iii)Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

   (iv)When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

    Securities Lending. Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

    Mortgage Loans -- For the purposes of determining valuation allowances, the Company disaggregates its mortgage loan investments into two portfolio segments: (1) commercial and (2) agricultural.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural -- 90 days. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

     Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either
   (i) the present value of expected future cash

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

     For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level.

     All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

     For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan's unpaid principal balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan's unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

     For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

     Mortgage Loans Modified in a Troubled Debt Restructuring. The Company may grant concessions related to the borrowers' financial difficulties which are classified as troubled debt restructuring. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the period when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

    Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

    Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real Estate Joint Ventures and Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period. The Company uses the cost method of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

    Short-term Investments. Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in an affiliated money market pool.

    Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, loans to affiliates and tax credit partnerships.

    Freestanding derivatives with positive estimated fair values are described in "-- Derivative Financial Instruments" below.

    Loans to affiliates are stated at unpaid principal balance, adjusted for amortization of any unamortized premium or discount.

    Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in "-- Fair Value" below and in Note 4. Such estimated fair values are based on available market information and management's judgment about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 4.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS, certain structured investment transactions, etc.) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

  The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

  For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements. The Company did not consolidate any of its VIEs at December 31, 2011 and 2010.

 Derivative Financial Instruments

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads, and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the consolidated balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

  The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

  Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

  Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income
(loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Fair Value

  As described below, certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

  The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

    Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

    Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

    Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

 Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

 Property, Equipment, Leasehold Improvements and Computer Software

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to 10 years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $78 million and $77 million at December 31, 2011 and 2010, respectively. Accumulated

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY depreciation and amortization of property, equipment and leasehold improvements was $71 million and $67 million at December 31, 2011 and 2010, respectively. Related depreciation and amortization expense was $3 million for each of the years ended December 31, 2011, 2010 and 2009.

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $30 million and $29 million at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $26 million and $25 million at December 31, 2011 and 2010, respectively. Related amortization expense was $1 million, $2 million and $2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

 Deferred Policy Acquisition Costs and Value of Business Acquired

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions, certain agency expenses and policy issuance expenses. Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

  The Company amortizes DAC and VOBA on life insurance or investment-type contracts in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

  The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance) over the appropriate premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

  The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

  The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

 Goodwill

  Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

  Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Management has concluded that the Company has one reporting unit. The Company applies significant judgment when determining the estimated fair value of the Company's reporting unit.

  For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

  In performing the Company's goodwill impairment test, the estimated fair value of the reporting unit is determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. The Company may use additional valuation methodologies when appropriate.

  The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting unit include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the reporting unit.

  The Company applies significant judgment when determining the estimated fair value of the Company's reporting unit. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  During the annual impairment test, a comparison of the fair value of the reporting unit to its carrying value indicated a potential for goodwill impairment. A further comparison of the implied fair value of the reporting unit's goodwill with its carrying amount indicated that the entire amount of goodwill associated with the Company was impaired. Consequently, the Company recorded a $35 million goodwill impairment charge, representing its accumulated goodwill impairment loss, reflected in other expenses for the year ended December 31, 2011.

 Liability for Future Policy Benefits and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

  Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves on short duration contracts are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

  Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

  Participating business represented approximately 38% of the Company's life insurance in-force at both December 31, 2011 and 2010. Participating policies represented approximately 99% of gross life insurance premiums for each of the years ended December 31, 2011, 2010 and 2009.

  Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 7%.

  Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 9%.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities is 5%.

  Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 6%.

  Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's Rating Services ("S&P") experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to:
(i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 2% to 6%, less expenses, mortality charges and withdrawals.

 Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

  The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

 Recognition of Insurance Revenue and Related Benefits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Other Revenues

  Other revenues include, in addition to items described elsewhere herein, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

 Policyholder Dividends

  Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

 Income Taxes

  The Company together with its parent, MLIC and its subsidiaries, join the MetLife life/non-life consolidated federal tax return and is a party to the MetLife tax sharing agreement.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  (i) future taxable income exclusive of reversing temporary differences and carryforwards;

  (ii) future reversals of existing taxable temporary differences;

  (iii)taxable income in prior carryback years; and

  (iv) tax planning strategies.

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties and related parties.

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

  The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments, and as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer.

 Employee Benefit Plans

  Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

 Foreign Currency

  Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

 Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

 ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

 Financial Instruments

  Effective July 1, 2011, the Company adopted new guidance regarding accounting for troubled debt restructurings. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Additionally, the guidance prohibits creditors from using the borrower's effective rate test to evaluate whether a concession has been granted to the borrower. The adoption did not have a material impact on the Company's consolidated financial statements. See also expanded disclosures in Note 2.

  Effective January 1, 2011, the Company adopted new guidance regarding accounting for investment funds determined to be VIEs. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economic interest in a VIE, unless the separate account contractholder is a related party. The adoption did not have a material impact on the Company's consolidated financial statements.

  Effective December 31, 2010, the Company adopted guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

  Also effective January 1, 2010, the Company adopted guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

  Effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $1 million to retained earnings with a corresponding decrease to accumulated other comprehensive income (loss) to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $1 million, net of deferred income taxes of less than $1 million, resulting in the net cumulative effect adjustment of $1 million. The entire increase in the amortized cost basis of fixed maturity securities was in the ABS sector.

  As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $12 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

  Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

  Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. The adoption did not have a material impact on the Company's consolidated financial statements.

 Business Combinations and Noncontrolling Interests

  Effective January 1, 2011, the Company adopted new guidance that addresses when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The adoption did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

  . All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

  . Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

  . The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

  . Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  . Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

  . Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

  . Net income (loss) includes amounts attributable to noncontrolling interests.

  . When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

  . Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

  . When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

  The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

 Fair Value

  Effective January 1, 2010, the Company adopted guidance that requires disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

  . Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

  . Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  . Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

  .  Effective December 31, 2009, the Company adopted guidance on:
     (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

  . Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

 Defined Benefit and Other Postretirement Plans

  Effective December 31, 2011, the Company adopted guidance regarding enhanced disclosures for employers' participation in multiemployer pension plans. The revised disclosures require additional qualitative and quantitative information about the employer's involvement in significant multiemployer pension and other postretirement plans. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  Other Pronouncements

  Effective January 1, 2011, the Company adopted new guidance regarding goodwill impairment testing. This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The adoption did not have an impact on the Company's consolidated financial statements.

  Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

 FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  In December 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding comprehensive income (Accounting Standards Update ("ASU") 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update
No. 2011-05). The amendments in ASU 2011-12 are effective for fiscal years and interim periods within those years beginning after December 15, 2011. Consistent with the effective date of the amendments in ASU 2011-05 discussed below, ASU 2011-12 defers the effective date pertaining to reclassification adjustments out of accumulated other comprehensive

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY income in ASU 2011-05. The amendments are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance should be applied retrospectively for all comparative periods presented. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

  In September 2011, the FASB issued new guidance on goodwill impairment testing (ASU 2011-08, Intangibles -- Goodwill and Other (Topic 350): Testing Goodwill for Impairment), effective for calendar years beginning after December 15, 2011. Early adoption is permitted. The objective of this standard is to simplify how an entity tests goodwill for impairment. The amendments in this standard will allow an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

  In June 2011, the FASB issued new guidance regarding comprehensive income (ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income), effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The guidance should be applied retrospectively and early adoption is permitted. The new guidance provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of GAAP and IFRS. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company intends to adopt the two-statement approach in 2012.

  In May 2011, the FASB issued new guidance regarding fair value measurements (ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

  In April 2011, the FASB issued new guidance regarding effective control in repurchase agreements (ASU 2011-03, Transfers and Servicing (Topic 860):
Reconsideration of Effective Control for Repurchase Agreements), effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The amendments in this ASU remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

  In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Financial Services --Insurance (Topic
944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) ("ASU 2010-26"), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2010-26 specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company will adopt ASU 2010-26 in 2012 and will apply it retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $1 million and total equity will be reduced by approximately $1 million, net of income tax, as of the date of adoption. Additionally, the Company estimates that net income will be increased by approximately $2 million in 2011, $4 million to $5 million in 2010, and $5 million to $6 million in 2009, as of the date of adoption.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

2.  INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

  The following tables present the cost or amortized cost, gross unrealized gains and losses, estimated fair value of fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses:

                                                            DECEMBER 31, 2011
                                            -------------------------------------------------
                                                         GROSS UNREALIZED
                                             COST OR  ----------------------- ESTIMATED
                                            AMORTIZED        TEMPORARY  OTTI    FAIR    % OF
                                              COST    GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------ --------- ------ --------- -----
                                                              (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $2,408   $  295   $ 28     $ --   $2,675    34.9%
Foreign government securities..............     770      421     --       --    1,191    15.5
Foreign corporate securities...............     915      199     23       --    1,091    14.2
U.S. Treasury and agency securities........     790       95     --       --      885    11.6
RMBS.......................................     837       47     23       16      845    11.0
CMBS.......................................     609       22     10       --      621     8.1
ABS........................................     280        8      7       --      281     3.7
State and political subdivision securities.      67       13     --       --       80     1.0
                                             ------   ------   ----     ----   ------   -----
 Total fixed maturity securities...........  $6,676   $1,100   $ 91     $ 16   $7,669   100.0%
                                             ======   ======   ====     ====   ======   =====

EQUITY SECURITIES:
Common stock...............................  $   33   $   --   $ --     $ --   $   33   100.0%
Non-redeemable preferred stock.............      --       --     --       --       --     0.0
                                             ------   ------   ----     ----   ------   -----
 Total equity securities...................  $   33   $   --   $ --     $ --   $   33   100.0%
                                             ======   ======   ====     ====   ======   =====

                                                          DECEMBER 31, 2010
                                            ---------------------------------------------
                                                       GROSS UNREALIZED
                                             COST OR  ------------------- ESTIMATED
                                            AMORTIZED      TEMPORARY OTTI   FAIR    % OF
                                              COST    GAIN   LOSS    LOSS   VALUE   TOTAL
                                            --------- ---- --------- ---- --------- -----
                                                            (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $2,196   $176   $ 39    $ --  $2,333    35.6%
Foreign government securities..............     723    311     --      --   1,034    15.8
Foreign corporate securities...............     925    180     19      --   1,086    16.6
U.S. Treasury and agency securities........     500     19      8      --     511     7.8
RMBS.......................................     711     38     23      15     711    10.9
CMBS.......................................     621     29     14      --     636     9.7
ABS........................................     177      7     12      --     172     2.6
State and political subdivision securities.      60      3     --      --      63     1.0
                                             ------   ----   ----    ----  ------   -----
 Total fixed maturity securities...........  $5,913   $763   $115    $ 15  $6,546   100.0%
                                             ======   ====   ====    ====  ======   =====

EQUITY SECURITIES:
Common stock...............................  $  154   $ 19   $ --    $ --  $  173    97.2%
Non-redeemable preferred stock.............       5     --     --      --       5     2.8
                                             ------   ----   ----    ----  ------   -----
 Total equity securities...................  $  159   $ 19   $ --    $ --  $  178   100.0%
                                             ======   ====   ====    ====  ======   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Within fixed maturity securities, a reclassification from the ABS sector to the RMBS sector has been made to the prior year amounts to conform to the current year presentation for securities backed by sub-prime residential mortgage loans to be consistent with market convention relating to the risks inherent in such securities and the Company's management of its investments within these asset sectors.

  The Company held no non-income producing fixed maturity securities at December 31, 2011. At December 31, 2010, the Company held non-income producing fixed maturity securities with an estimated fair value of $3 million with unrealized gains (losses) of $1 million.

  The Company held foreign currency derivatives with notional amounts of $978 million and $860 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2011 and 2010, respectively.

  Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

  The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than the government securities summarized in the table below.

  Concentrations of Credit Risk (Government and Agency Securities). The following section contains a summary of the concentrations of credit risk related to government and agency fixed maturity and fixed-income securities holdings, which were greater than 10% of the Company's stockholder's equity at:

                                                                 DECEMBER 31,
                                                                ------------------
                                                                  2011      2010
                                                                 --------  ------
                                                                CARRYING VALUE (1)
                                                                ------------------
                                                                 (IN MILLIONS)
 Government and agency fixed maturity securities:
  Canada....................................................... $  1,122   $  956
  United States................................................ $    885   $  511

 U.S. Treasury and agency fixed-income securities included in:
  Short-term investments....................................... $    117   $    1
  Cash equivalents............................................. $     25   $  149

--------
(1)Represents estimated fair value for fixed maturity securities, and for short-term investments and cash equivalents, estimated fair value or amortized cost, which approximates estimated fair value.

  Concentrations of Credit Risk (Equity Securities). At December 31, 2011 and 2010, the Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholder's equity or 1% of total investments, other than holdings in Reinsurance Group of America, Incorporated ("RGA") common stock of $161 million, which was 11% of the Company's stockholder's equity and 1.7% of total investments at December 31, 2010. During 2011, the Company sold its 3,000,000 shares of RGA Class A common stock.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                     DECEMBER 31,
                                        ---------------------------------------
                                               2011                2010
                                        ------------------- -------------------
                                                  ESTIMATED           ESTIMATED
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
                                                     (IN MILLIONS)
Due in one year or less................  $  509    $  526    $  115    $  126
Due after one year through five years..     814       896       751       832
Due after five years through ten years.   1,316     1,554     1,184     1,351
Due after ten years....................   2,311     2,946     2,354     2,718
                                         ------    ------    ------    ------
 Subtotal..............................   4,950     5,922     4,404     5,027
RMBS, CMBS and ABS.....................   1,726     1,747     1,509     1,519
                                         ------    ------    ------    ------
 Total fixed maturity securities.......  $6,676    $7,669    $5,913    $6,546
                                         ======    ======    ======    ======

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

  As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 NET UNREALIZED INVESTMENT GAINS (LOSSES)

  The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                      -----------------------
                                                                                       2011      2010   2009
                                                                                       ------   -----   ----
                                                                                         (IN MILLIONS)
Fixed maturity securities............................................................ $1,009    $ 648   $241
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss)........................................................    (16)     (15)   (15)
                                                                                       ------   -----   ----
   Total fixed maturity securities...................................................    993      633    226
Equity securities....................................................................     --       19      1
Derivatives..........................................................................     (1)      (1)    (2)
Short-term investments...............................................................     --       --    (10)
                                                                                       ------   -----   ----
   Subtotal..........................................................................    992      651    215
                                                                                       ------   -----   ----
Amounts allocated from:
 Insurance liability loss recognition................................................     (4)      (3)    --
 DAC and VOBA........................................................................    (16)      (7)    (3)
                                                                                       ------   -----   ----
   Subtotal..........................................................................    (20)     (10)    (3)
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in
  accumulated other comprehensive income (loss)......................................      5        5      5
Deferred income tax benefit (expense)................................................   (345)    (228)   (78)
                                                                                       ------   -----   ----
Net unrealized investment gains (losses)............................................. $  632    $ 418   $139
                                                                                       ======   =====   ====

  The changes in fixed maturity securities with noncredit OTTI losses included in accumulated other comprehensive income (loss) were as follows:

                                                                                               DECEMBER 31,
                                                                                              --------------
                                                                                               2011    2010
                                                                                              ------  ------
                                                                                               (IN MILLIONS)
Balance, beginning of period................................................................. $  (15) $  (15)
Noncredit OTTI losses recognized (1).........................................................      1     (10)
Securities sold with previous noncredit OTTI loss............................................      2       2
Subsequent changes in estimated fair value...................................................     (4)      8
                                                                                              ------  ------
Balance, end of period....................................................................... $  (16) $  (15)
                                                                                              ======  ======

--------
(1)Noncredit OTTI losses recognized, net of DAC, were $1 million and ($10) million for the years ended December 31, 2011 and 2010, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The changes in net unrealized investment gains (losses) were as follows:

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                      -----------------------
                                                                                       2011     2010    2009
                                                                                       -----   -----   -----
                                                                                         (IN MILLIONS)
Balance, beginning of period......................................................... $ 418    $ 139   $(299)
Cumulative effect of change in accounting principles, net of income tax..............    --       --      (1)
Fixed maturity securities on which noncredit OTTI losses have been recognized........    (1)      --     (14)
Unrealized investment gains (losses) during the year.................................   342      436     751
Unrealized investment gains (losses) relating to:
 Insurance liability loss recognition................................................    (1)      (3)     --
 DAC and VOBA........................................................................    (9)      (4)    (63)
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in
  accumulated other comprehensive income (loss)......................................    --       --       5
Deferred income tax benefit (expense)................................................  (117)    (150)   (240)
                                                                                       -----   -----   -----
Balance, end of period............................................................... $ 632    $ 418   $ 139
                                                                                       =====   =====   =====
Change in net unrealized investment gains (losses)................................... $ 214    $ 279   $ 438
                                                                                       =====   =====   =====

 CONTINUOUS GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

  The following tables present the estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                    DECEMBER 31, 2011
                                              --------------------------------------------------------------
                                                                   EQUAL TO OR GREATER
                                              LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                              -------------------- -------------------- --------------------
                                              ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                                FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                                VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                              --------- ---------- --------- ---------- --------- ----------
                                                        (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities....................   $131       $ 7       $137       $21       $268       $ 28
Foreign government securities................     --        --         --        --         --         --
Foreign corporate securities.................    114         5         36        18        150         23
U.S. Treasury and agency securities..........     --        --         --        --         --         --
RMBS.........................................     55        11        123        28        178         39
CMBS.........................................     69         1         63         9        132         10
ABS..........................................     94         2         32         5        126          7
State and political subdivision securities...     --        --         --        --         --         --
                                                ----       ---       ----       ---       ----       ----
 Total fixed maturity securities.............   $463       $26       $391       $81       $854       $107
                                                ====       ===       ====       ===       ====       ====
Total number of fixed maturity securities in
  an unrealized loss position................    131                   82
                                                ====                 ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                                    DECEMBER 31, 2010
                                              --------------------------------------------------------------
                                                                   EQUAL TO OR GREATER
                                              LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                              -------------------- -------------------- --------------------
                                              ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                                FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                                VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                              --------- ---------- --------- ---------- --------- ----------
                                                        (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities....................   $235       $ 8       $188       $ 31     $  423      $ 39
Foreign government securities................      5        --          3         --          8        --
Foreign corporate securities.................     36         2         69         17        105        19
U.S. Treasury and agency securities..........    147         8         --         --        147         8
RMBS.........................................     42        --        201         38        243        38
CMBS.........................................      6        --        103         14        109        14
ABS..........................................      4        --         69         12         73        12
State and political subdivision securities...     10        --          1         --         11        --
                                                ----       ---       ----       ----     ------      ----
 Total fixed maturity securities.............   $485       $18       $634       $112     $1,119      $130
                                                ====       ===       ====       ====     ======      ====
Total number of fixed maturity securities in
  an unrealized loss position................     78                  131
                                                ====                 ====

 AGING OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

  The following tables present the amortized cost, gross unrealized losses, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized losses as a percentage of amortized cost and number of securities for fixed maturity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                    DECEMBER 31, 2011
                                                    --------------------------------------------------
                                                       AMORTIZED     GROSS UNREALIZED    NUMBER OF
                                                          COST            LOSSES         SECURITIES
                                                    ---------------- ---------------  ----------------
                                                    LESS THAN 20% OR LESS THAN 20% OR LESS THAN 20% OR
                                                       20%     MORE     20%     MORE     20%     MORE
                                                    --------- ------ --------- ------ --------- ------
                                                        (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...............................   $349     $133     $12     $34      99       23
Six months or greater but less than nine months....     94       13       2       4      22        5
Nine months or greater but less than twelve months.      5       --      --      --       3       --
Twelve months or greater...........................    304       63      28      27      46       17
                                                      ----     ----     ---     ---
 Total.............................................   $752     $209     $42     $65
                                                      ====     ====     ===     ===
Percentage of amortized cost.......................                       6%     31%
                                                                        ===     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                                    DECEMBER 31, 2010
                                                    --------------------------------------------------
                                                       AMORTIZED     GROSS UNREALIZED    NUMBER OF
                                                          COST            LOSSES         SECURITIES
                                                    ---------------- ---------------  ----------------
                                                    LESS THAN 20% OR LESS THAN 20% OR LESS THAN 20% OR
                                                       20%     MORE     20%     MORE     20%     MORE
                                                    --------- ------ --------- ------ --------- ------
                                                        (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...............................  $  487    $ 47     $17     $11      76        4
Six months or greater but less than nine months....      15      21       1       5       2        4
Nine months or greater but less than twelve months.      --       3      --       1      --        2
Twelve months or greater...........................     516     160      44      51      92       31
                                                     ------    ----     ---     ---
 Total.............................................  $1,018    $231     $62     $68
                                                     ======    ====     ===     ===
Percentage of amortized cost.......................                       6%     29%
                                                                        ===     ===

 CONCENTRATION OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

  The gross unrealized losses related to fixed maturity securities, including the portion of OTTI losses recognized in accumulated other comprehensive income
(loss) were $107 million and $130 million at December 31, 2011 and 2010, respectively. The concentration calculated as a percentage of gross unrealized losses (including OTTI losses), by sector and industry was as follows at:

                                                                                         DECEMBER 31,
                                                                                         -----------
                                                                                         2011   2010
                                                                                         ----   ----
SECTOR:
RMBS....................................................................................  36%    30%
U.S. corporate securities...............................................................  26     30
Foreign corporate securities............................................................  21     14
CMBS....................................................................................  10     11
ABS.....................................................................................   7      9
U.S. Treasury and agency securities.....................................................  --      6
                                                                                         ---    ---
  Total................................................................................. 100%   100%
                                                                                         ===    ===
INDUSTRY:
Mortgage-backed.........................................................................  46%    41%
Finance.................................................................................  37     24
Asset-backed............................................................................   7      9
Utility.................................................................................   2      5
Communications..........................................................................   2     --
Consumer................................................................................   1      1
U.S. Treasury and agency securities.....................................................  --      6
Other...................................................................................   5     14
                                                                                         ---    ---
  Total................................................................................. 100%   100%
                                                                                         ===    ===

 EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

  The Company held no fixed maturity securities with a gross unrealized loss greater than $10 million at both December 31, 2011 and 2010. The fixed maturity securities and equity securities with gross unrealized losses decreased
$23 million during the year ended December 31, 2011. The decline in, or improvement in, gross

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY unrealized losses for the year ended December 31, 2011, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads. These securities were included in the Company's OTTI review process.

  As of December 31, 2011, $31 million of unrealized losses were from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater. Of the $31 million, $18 million, or 58%, are related to unrealized losses on investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since purchase. Of the $31 million, $13 million, or 42%, are related to unrealized losses on below investment grade securities. Unrealized losses on below investment grade securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans) and were the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over unemployment levels and valuations of residential real estate supporting non-agency RMBS. As explained further in Note 1, management evaluates non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Based on the Company's current evaluation of available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

  Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTIs may be incurred in upcoming periods.

 NET INVESTMENT GAINS (LOSSES)

  The components of net investment gains (losses) were as follows:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                               --------------------------
                                                                               2011      2010     2009
                                                                               ----      ----     ----
                                                                                    (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized.................................................. $ (2)     $(16)    $(37)
Less: Noncredit portion of OTTI losses transferred to and recognized in other
  comprehensive income (loss).................................................   (1)       10       12
                                                                                 ----     ----     ----
 Net OTTI losses on fixed maturity securities recognized in earnings..........   (3)       (6)     (25)
 Fixed maturity securities -- net gains (losses) on sales and disposals.......   10         2       (8)
                                                                                 ----     ----     ----
     Total gains (losses) on fixed maturity securities........................    7        (4)     (33)
                                                                                 ----     ----     ----
Other net investment gains (losses):
 Equity securities............................................................   45         1      (15)
 Mortgage loans...............................................................    2        (6)      (2)
 Other gains (losses).........................................................  (13)       (7)     (11)
                                                                                 ----     ----     ----
       Total net investment gains (losses).................................... $ 41      $(16)    $(61)
                                                                                 ====     ====     ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were $8 million, $1 million and $7 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                  YEARS ENDED DECEMBER 31,   YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31,
                                  -----------------------   ------------------------  -----------------------
                                  2011      2010     2009   2011     2010    2009     2011     2010     2009
                                  ----     ------   -----   ----     ----    ----     ----    ------   -----
                                  FIXED MATURITY SECURITIES EQUITY SECURITIES                TOTAL
                                  -----------------------   ------------------------  -----------------------
                                                        (IN MILLIONS)
Proceeds......................... $759     $1,308   $ 840   $197     $ 5     $ 19     $956    $1,313   $ 859
                                   ====    ======   =====     ====   ===      ====     ====   ======   =====
Gross investment gains........... $ 18     $   23   $  28   $ 45     $ 1     $  1     $ 63    $   24   $  29
                                   ----    ------   -----     ----   ---      ----     ----   ------   -----
Gross investment losses..........   (8)       (21)    (36)    --      --       (1)      (8)      (21)    (37)
                                   ----    ------   -----     ----   ---      ----     ----   ------   -----
Total OTTI losses recognized in
  earnings:
 Credit-related..................   (3)        (6)    (21)    --      --       --       (3)       (6)    (21)
 Other (1).......................   --         --      (4)    --      --      (15)      --        --     (19)
                                   ----    ------   -----     ----   ---      ----     ----   ------   -----
   Total OTTI losses recognized
     in earnings.................   (3)        (6)    (25)    --      --      (15)      (3)       (6)    (40)
                                   ----    ------   -----     ----   ---      ----     ----   ------   -----
     Net investment gains
       (losses).................. $  7     $   (4)  $ (33)  $ 45     $ 1     $(15)    $ 52    $   (3)  $ (48)
                                   ====    ======   =====     ====   ===      ====     ====   ======   =====

--------
(1)Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

  Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2011     2010    2009
                                                            ----     ----    ----
                                                                 (IN MILLIONS)
     Sector:
     U.S. and foreign corporate securities -- by industry:
      Finance.............................................. $ --     $ 2     $15
      Communications.......................................   --      --       2
      Industrial...........................................   --      --       1
                                                              ----   ---     ---
        Total U.S. and foreign corporate securities........   --       2      18
     ABS...................................................    2      --       3
     RMBS..................................................    1       3       3
     CMBS..................................................   --       1       1
                                                              ----   ---     ---
        Total.............................................. $  3     $ 6     $25
                                                              ====   ===     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                                                   YEARS ENDED DECEMBER 31,
                                                                                   ------------------------
                                                                                   2011     2010    2009
                                                                                   ----     ----    ----
                                                                                        (IN MILLIONS)
Sector:
  Common stock.................................................................... $ --     $ --    $14
  Non-redeemable preferred stock..................................................   --       --      1
                                                                                     ----    ----   ---
   Total.......................................................................... $ --     $ --    $15
                                                                                     ====    ====   ===
Industry:
  Financial services industry:
   Perpetual hybrid securities.................................................... $ --     $ --    $ 1
  Other industries................................................................   --       --     14
                                                                                     ----    ----   ---
   Total.......................................................................... $ --     $ --    $15
                                                                                     ====    ====   ===

 CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                  -----------------------
                                                                                  2011         2010
                                                                                  ----         ----
                                                                                    (IN MILLIONS)
Balance, at January 1,........................................................... $ 2          $ 4
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously
   impaired......................................................................  --           --
 Additional impairments -- credit loss OTTI recognized on securities previously
   impaired......................................................................   4            1
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities
   previously impaired as credit loss OTTI.......................................  (1)          (2)
 Securities impaired to net present value of expected future cash flows..........  --           (1)
                                                                                  ---          ---
Balance, at December 31,......................................................... $ 5          $ 2
                                                                                  ===          ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 NET INVESTMENT INCOME

  The components of net investment income were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        -----------------------
                                                        2011     2010     2009
                                                         -----   -----   -----
                                                           (IN MILLIONS)
     Investment income:
     Fixed maturity securities......................... $ 341   $ 353    $ 395
     Equity securities.................................     1       2        2
     Mortgage loans....................................    38      31       14
     Policy loans......................................   105     109      110
     Real estate and real estate joint ventures........     9       8        7
     Other limited partnership interests...............    14      17        5
     Cash, cash equivalents and short-term investments.     1      (1)       3
     Other.............................................    --      (1)      (5)
                                                         -----   -----   -----
      Subtotal.........................................   509     518      531
     Less: Investment expenses.........................    18      16       20
                                                         -----   -----   -----
        Net investment income.......................... $ 491   $ 502    $ 511
                                                         =====   =====   =====

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

 SECURITIES LENDING

  As described more fully in Note 1, the Company participates in a securities lending program whereby blocks of securities are loaned to third parties. These transactions are treated as financing arrangements and the associated cash collateral received is recorded as a liability. The Company is obligated to return the cash collateral received to its counterparties.

  Elements of the securities lending program are presented below at:

                                                               DECEMBER 31,
                                                             --------------
                                                             2011    2010
                                                             ----    ----
                                                             (IN MILLIONS)
         Securities on loan: (1)
          Amortized cost.................................... $659    $488
          Estimated fair value.............................. $740    $521
         Cash collateral on deposit from counterparties (2). $751    $541
         Security collateral on deposit from counterparties. $  7    $ --
         Reinvestment portfolio -- estimated fair value..... $726    $515

--------
(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

  Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 INVESTED ASSETS ON DEPOSIT

  The invested assets on deposit with regulatory agencies with an estimated fair value of $888 million and $1.3 billion at December 31, 2011 and 2010, respectively, consisted primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.

 MORTGAGE LOANS

  Mortgage loans are summarized as follows at:

                                                  DECEMBER 31,
                                    ----------------------------------------
                                            2011                 2010
                                    -------------------  -------------------
                                      CARRYING    % OF     CARRYING    % OF
                                        VALUE     TOTAL      VALUE     TOTAL
                                    ------------- -----  ------------- -----
                                    (IN MILLIONS)        (IN MILLIONS)
  Mortgage loans:
   Commercial......................     $579       95.3%     $533       94.8%
   Agricultural....................       33        5.4        35        6.2
                                        ----      -----      ----      -----
     Subtotal......................      612      100.7       568      101.0
   Valuation allowances............       (4)      (0.7)       (6)      (1.0)
                                        ----      -----      ----      -----
       Total mortgage loans, net...     $608      100.0%     $562      100.0%
                                        ====      =====      ====      =====

  See "-- Related Party Investment Transactions" for discussion of affiliated loans included in the table above.

  The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                   COMMERCIAL AGRICULTURAL TOTAL
                                                   ---------- ------------ -----
                                                           (IN MILLIONS)
DECEMBER 31, 2011:
Mortgage loans:
 Evaluated individually for credit losses.........    $ --        $ 5      $  5
 Evaluated collectively for credit losses.........     579         28       607
                                                      ----        ---      ----
   Total mortgage loans...........................     579         33       612
                                                      ----        ---      ----
Valuation allowances:
 Specific credit losses...........................      --         --        --
 Non-specifically identified credit losses........       4         --         4
                                                      ----        ---      ----
   Total valuation allowances.....................       4         --         4
                                                      ----        ---      ----
     Mortgage loans, net of valuation allowance...    $575        $33      $608
                                                      ====        ===      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                   COMMERCIAL AGRICULTURAL TOTAL
                                                   ---------- ------------ -----
                                                           (IN MILLIONS)

DECEMBER 31, 2010:
Mortgage loans:
 Evaluated individually for credit losses.........    $ --        $ --     $ --
 Evaluated collectively for credit losses.........     533          35      568
                                                      ----        ----     ----
   Total mortgage loans...........................     533          35      568
                                                      ----        ----     ----
Valuation allowances:
 Specific credit losses...........................      --          --       --
 Non-specifically identified credit losses........       6          --        6
                                                      ----        ----     ----
   Total valuation allowances.....................       6          --        6
                                                      ----        ----     ----
     Mortgage loans, net of valuation allowance...    $527        $ 35     $562
                                                      ====        ====     ====

  The following tables present the changes in the valuation allowance, by portfolio segment:

                                          MORTGAGE LOAN VALUATION ALLOWANCES
                                        -----------------------------------
                                        COMMERCIAL    AGRICULTURAL   TOTAL
                                        ----------    ------------   -----
                                                (IN MILLIONS)
          Balance at January 1, 2009...    $ --           $ --       $ --
          Provision (release)..........       3             --          3
                                           ----           ----       ----
          Balance at December 31, 2009.       3             --          3
          Provision (release)..........       3             --          3
                                           ----           ----       ----
          Balance at December 31, 2010.       6             --          6
          Provision (release)..........      (2)            --         (2)
                                           ----           ----       ----
          Balance at December 31, 2011.    $  4           $ --       $  4
                                           ====           ====       ====

  Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value. See Note 1 for a discussion of all credit quality indicators presented herein. Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                 COMMERCIAL
                       --------------------------------------------------------------
                                  RECORDED INVESTMENT
                       -----------------------------------------
                       DEBT SERVICE COVERAGE RATIOS
                       -----------------------------       % OF     ESTIMATED   % OF
                       > 1.20X 1.00X - 1.20X < 1.00X TOTAL TOTAL   FAIR VALUE   TOTAL
                       ------- ------------- ------- ----- -----  ------------- -----
                                   (IN MILLIONS)                  (IN MILLIONS)
DECEMBER 31, 2011:
Loan-to-value ratios:
Less than 65%.........  $514       $ --       $ --   $514   88.8%     $572       90.0%
65% to 75%............    48         --         --     48    8.3        51        8.0
76% to 80%............    --         --         --     --     --        --         --
Greater than 80%......    --         --         17     17    2.9        13        2.0
                        ----       ----       ----   ----  -----      ----      -----
 Total................  $562       $ --       $ 17   $579  100.0%     $636      100.0%
                        ====       ====       ====   ====  =====      ====      =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                 COMMERCIAL
                       --------------------------------------------------------------
                                  RECORDED INVESTMENT
                       -----------------------------------------
                       DEBT SERVICE COVERAGE RATIOS
                       -----------------------------       % OF     ESTIMATED   % OF
                       > 1.20X 1.00X - 1.20X < 1.00X TOTAL TOTAL   FAIR VALUE   TOTAL
                       ------- ------------- ------- ----- -----  ------------- -----
                                   (IN MILLIONS)                  (IN MILLIONS)
DECEMBER 31, 2010:
Loan-to-value ratios:
Less than 65%.........  $394       $ --        $ 1   $395   74.1%     $432       75.2%
65% to 75%............    66          9         --     75   14.1        81       14.1
76% to 80%............     9         --         --      9    1.7         9        1.6
Greater than 80%......     1         36         17     54   10.1        52        9.1
                        ----       ----        ---   ----  -----      ----      -----
 Total................  $470       $ 45        $18   $533  100.0%     $574      100.0%
                        ====       ====        ===   ====  =====      ====      =====

  Agricultural Mortgage Loans -- by Credit Quality Indicator. The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, is as shown below.

                                                           AGRICULTURAL
                                             ----------------------------------------
                                                           DECEMBER 31,
                                             ----------------------------------------
                                                     2011                 2010
                                             -------------------  -------------------
                                               RECORDED    % OF     RECORDED    % OF
                                              INVESTMENT   TOTAL   INVESTMENT   TOTAL
                                             ------------- -----  ------------- -----
                                             (IN MILLIONS)        (IN MILLIONS)
Loan-to-value ratios:
Less than 65%...............................      $28       84.8%      $29       82.9%
65% to 75%..................................       --         --         6       17.1
Greater than 80%............................        5       15.2        --         --
                                                  ---      -----       ---      -----
  Total.....................................      $33      100.0%      $35      100.0%
                                                  ===      =====       ===      =====

  Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio, with approximately 99% and 100% of all mortgage loans classified as performing at December 31, 2011 and 2010, respectively. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due, as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more. The Company had no loans past due and one agricultural mortgage loan in non-accrual status with a recorded investment of $5 million at December 31, 2011. The Company had no loans past due and no loans in non-accrual status at December 31, 2010.

  Impaired Mortgage Loans. The Company had one impaired agricultural mortgage loan with an unpaid principal balance, recorded investment and carrying value, including those modified in a troubled debt restructuring, of $5 million at December 31, 2011. For the year ended December 31, 2011, the average investment on impaired agricultural loans was $3 million. The Company had no impaired mortgage loans at December 31, 2010. For the year ended December 31, 2011, interest income on impaired mortgage loans recognized on a cash basis was less than $1 million. The Company did not recognize any interest income on impaired mortgage loans during the years ended December 31, 2010 and 2009.

  Mortgage Loans Modified in a Troubled Debt Restructuring. See Note 1 for a discussion of loan modifications that are classified as troubled debt restructuring and the types of concessions typically granted. At December 31, 2011, the Company had one agricultural mortgage loan modified during the period in a troubled debt restructuring with a pre-modification carrying value of $6 million and a post-modification carrying value of $5 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  During the previous 12 months, the Company had no mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more.

 REAL ESTATE AND REAL ESTATE JOINT VENTURES

  Real estate investments by type consisted of the following:

                                                                 DECEMBER 31,
                                                   ----------------------------------------
                                                           2011                 2010
                                                   -------------------  -------------------
                                                     CARRYING    % OF     CARRYING    % OF
                                                       VALUE     TOTAL      VALUE     TOTAL
                                                   ------------- -----  ------------- -----
                                                   (IN MILLIONS)        (IN MILLIONS)
Traditional.......................................      $51       96.2%      $52       96.3%
Real estate joint ventures and funds..............        2        3.8         2        3.7
                                                        ---      -----       ---      -----
 Total real estate and real estate joint ventures.      $53      100.0%      $54      100.0%
                                                        ===      =====       ===      =====

  The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised of wholly-owned real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties, as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

  The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $21 million at both December 31, 2011 and 2010, respectively. Related depreciation expense on traditional wholly-owned real estate was $2 million for each of the years ended December 31, 2011, 2010 and 2009.

  All of the real estate holdings were held-for-investment and income producing at both December 31, 2011 and 2010. There were no impairments of real estate and real estate joint ventures for each of the years ended December 31, 2011, 2010 and 2009.

 OTHER LIMITED PARTNERSHIP INTERESTS

  The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $196 million and $156 million at December 31, 2011 and 2010, respectively. Included within other limited partnership interests were $50 million and $46 million at December 31, 2011 and 2010, respectively, of investments in hedge funds. There were no impairments of other limited partnership interests for each of the years ended December 31, 2011, 2010 and 2009.

 COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures, tax credit partnerships and other funds. The portion of these investments accounted for under the equity method had a carrying value of $203 million as of December 31, 2011. The Company's maximum exposure to loss related to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $122 million as of December 31, 2011. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2011, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss). Accordingly, the Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  As of, and for the year ended December 31, 2011, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $100.3 billion and $63.0 billion as of December 31, 2011 and 2010, respectively. Aggregate total liabilities of these entities totaled $6.4 billion and $8.7 billion as of December 31, 2011 and 2010, respectively. Aggregate net income (loss) of these entities totaled $3.3 billion, $7.3 billion and $7.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Aggregate net income
(loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

 OTHER INVESTED ASSETS

  The following table presents the carrying value of the Company's other invested assets by type at:

                                                                            DECEMBER 31,
                                                              ----------------------------------------
                                                                      2011                 2010
                                                              -------------------  -------------------
                                                                CARRYING    % OF     CARRYING    % OF
                                                                  VALUE     TOTAL      VALUE     TOTAL
                                                              ------------- -----  ------------- -----
                                                              (IN MILLIONS)        (IN MILLIONS)
Freestanding derivatives with positive estimated fair values.     $ 83       60.1%      $53       89.8%
Loans to affiliates..........................................       50       36.2        --         --
Tax credit partnerships......................................        5        3.7         6       10.2
                                                                  ----      -----       ---      -----
 Total.......................................................     $138      100.0%      $59      100.0%
                                                                  ====      =====       ===      =====

  See Note 3 for information regarding the freestanding derivatives with positive estimated fair values. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. See "-- Related Party Investment Transactions" for information regarding loans to affiliates. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method.

 CASH EQUIVALENTS

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $54 million and $216 million at December 31, 2011 and 2010, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 VARIABLE INTEREST ENTITIES

  The Company holds investments in certain entities that are VIEs. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                             DECEMBER 31,
                                               -----------------------------------------
                                                       2011                 2010
                                               -------------------- --------------------
                                                          MAXIMUM              MAXIMUM
                                               CARRYING  EXPOSURE   CARRYING  EXPOSURE
                                                AMOUNT  TO LOSS (1)  AMOUNT  TO LOSS (1)
                                               -------- ----------- -------- -----------
                                                             (IN MILLIONS)
Fixed maturity securities available-for-sale:
 RMBS (2).....................................  $  845    $  845     $  711    $  711
 CMBS (2).....................................     621       621        636       636
 ABS (2)......................................     281       281        172       172
 Foreign corporate securities.................      26        26         20        20
 U.S. corporate securities....................      25        25         26        26
Other limited partnership interests...........     151       235        127       246
Other invested assets.........................       1        --          4        15
                                                ------    ------     ------    ------
   Total......................................  $1,950    $2,033     $1,696    $1,826
                                                ======    ======     ======    ======

--------

(1)The maximum exposure to loss relating to the fixed maturity securities is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $1 million for both years ended December 31, 2011 and 2010.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

  As described in Note 10, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2011, 2010 and 2009.

 RELATED PARTY INVESTMENT TRANSACTIONS

  In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                                     -------------------------
                                                                     2011     2010     2009
                                                                     ----     ----     ----
                                                                          (IN MILLIONS)
Estimated fair value of invested assets transferred to affiliates... $ --     $ --     $13
Amortized cost of invested assets transferred to affiliates......... $ --     $ --     $16
Net investment gains (losses) recognized on transfers............... $ --     $ --     $(3)
Estimated fair value of invested assets transferred from affiliates. $ --     $ --     $25

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  During 2009, the Company loaned $80 million to a wholly-owned real estate subsidiary of an affiliate, MLIC, which is included in mortgage loans. The carrying value of this loan was $78 million and $79 million at December 31, 2011 and 2010, respectively. The loan bears interest at 7.26% and is due in quarterly principal and interest payments of $1.6 million through January 2020. The loan is secured by an interest in the real estate subsidiary, which owns operating real estate with a fair value in excess of the loan balance. Net investment income from this investment was $6 million for both years ended December 31, 2011 and 2010, and less than $1 million for the year ended December 31, 2009.

  During 2011, The Company issued loans totaling $50 million to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate. These loans were outstanding at December 31, 2011, and are included in other invested assets. The loan of $50 million is due on July 15, 2021 and bears interest, payable semi-annually at 5.64%. Both the principal and interest payments have been guaranteed by MetLife. Net investment income from these loans was $1 million for the year ended December 31, 2011.

  The Company receives investment administrative services from certain affiliates. These investment expenses were $10 million, $9 million and $7 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also had additional affiliated net investment income of less than $1 million, ($1) million and $3 million for the years ended December 31, 2011, 2010 and 2009, respectively.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

 ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

  See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

  See Note 4 for information about the fair value hierarchy for derivatives.

 PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                  DECEMBER 31,
                                           -----------------------------------------------------------
                                                       2011                          2010
                                           ----------------------------- -----------------------------
                                                         ESTIMATED                     ESTIMATED
                                                       FAIR VALUE (1)                FAIR VALUE (1)
PRIMARY UNDERLYING                         NOTIONAL -------------------- NOTIONAL --------------------
RISK EXPOSURE          INSTRUMENT TYPE      AMOUNT   ASSETS  LIABILITIES  AMOUNT   ASSETS  LIABILITIES
------------------  ---------------------- -------- ------- ------------ -------- ------- ------------
                                                                  (IN MILLIONS)
Interest rate       Interest rate swaps...  $  478    $76       $ --      $  219    $51       $ 4
                    Interest rate futures.      15     --         --          --     --        --
Foreign currency    Foreign currency
                    swaps.................      37      1          2          36     --         5
                    Foreign currency
                      forwards............     951      3         --         831     --         8
Credit              Credit default swaps..     386      3          5         283      2         3
Equity market       Equity options........       5     --         --          --     --        --
                                            ------    ---       ----      ------    ---       ---
                    Total.................  $1,872    $83       $  7      $1,369    $53       $20
                                            ======    ===       ====      ======    ===       ===

--------
(1)The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2011:

                                                     REMAINING LIFE
                           ------------------------------------------------------------------
                                       AFTER ONE YEAR AFTER FIVE YEARS
                           ONE YEAR OR  THROUGH FIVE    THROUGH TEN
                              LESS         YEARS           YEARS       AFTER TEN YEARS TOTAL
                           ----------- -------------- ---------------- --------------- ------
                                                     (IN MILLIONS)
Interest rate swaps.......   $   22         $258            $ 65            $133       $  478
Interest rate futures.....       15           --              --              --           15
Foreign currency swaps....       --           16              21              --           37
Foreign currency forwards.      951           --              --              --          951
Credit default swaps......       21          349              16              --          386
Equity options............        5           --              --              --            5
                             ------         ----            ----            ----       ------
 Total....................   $1,014         $623            $102            $133       $1,872
                             ======         ====            ====            ====       ======

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value and non-qualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

  Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

  Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities.

  Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

 HEDGING

  The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                      DECEMBER 31,
                                               -----------------------------------------------------------
                                                           2011                          2010
                                               ----------------------------- -----------------------------
                                                             ESTIMATED                     ESTIMATED
                                                             FAIR VALUE                    FAIR VALUE
                                               NOTIONAL -------------------- NOTIONAL --------------------
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS   AMOUNT   ASSETS  LIABILITIES  AMOUNT   ASSETS  LIABILITIES
---------------------------------------------  -------- ------- ------------ -------- ------- ------------
                                                                      (IN MILLIONS)
         Fair Value Hedges:
          Interest rate swaps.................   $ 8     $ --       $ --       $ --    $ --       $ --
         Cash Flow Hedges:
          Foreign currency swaps..............   $ 4     $ --       $ --       $  4    $ --       $ --
                                                 ---     ----       ----       ----    ----       ----
           Total Qualifying Hedges............   $12     $ --       $ --       $  4    $ --       $ --
                                                 ===     ====       ====       ====    ====       ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                DECEMBER 31,
                                         -----------------------------------------------------------
                                                     2011                          2010
                                         ----------------------------- -----------------------------
                                                       ESTIMATED                     ESTIMATED
                                                       FAIR VALUE                    FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT        NOTIONAL -------------------- NOTIONAL --------------------
QUALIFYING AS HEDGING INSTRUMENTS         AMOUNT   ASSETS  LIABILITIES  AMOUNT   ASSETS  LIABILITIES
---------------------------------------- -------- ------- ------------ -------- ------- ------------
                                                                (IN MILLIONS)
Interest rate swaps.....................  $  470    $76       $ --      $  219    $51       $ 4
Interest rate futures...................      15     --         --          --     --        --
Foreign currency swaps..................      33      1          2          32     --         5
Foreign currency forwards...............     951      3         --         831     --         8
Credit default swaps....................     386      3          5         283      2         3
Equity options..........................       5     --         --          --     --        --
                                          ------    ---       ----      ------    ---       ---
 Total non-designated or non-qualifying
   derivatives..........................  $1,860    $83       $  7      $1,365    $53       $20
                                          ======    ===       ====      ======    ===       ===

 NET DERIVATIVE GAINS (LOSSES)

  The components of net derivative gains (losses) were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            -----------------------
                                                                             2011    2010    2009
                                                                            -----   -----   -----
                                                                                 (IN MILLIONS)
Derivatives and hedging gains (losses) (1)................................. $ 57    $(31)   $(154)
Embedded derivatives.......................................................  (17)    (31)     (35)
                                                                            ----    ----     -----
  Total net derivative gains (losses)...................................... $ 40    $(62)   $(189)
                                                                            ====    ====     =====

--------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2011, 2010 and 2009.

  The Company recognized net derivative gains (losses) from settlement payments related to non-qualifying hedges of $13 million, $11 million, and $11 million for the years ended December 31, 2011, 2010 and 2009, respectively.

 FAIR VALUE HEDGES

  The Company utilizes interest rate swaps to convert fixed rate investments to floating rate investments. The Company designates and accounts for these interest rate swaps as fair value hedges when they have met the requirements of fair value hedging.

  The Company recognized insignificant amounts in net derivative gains (losses) representing the ineffective portion of all fair value hedges for the year ended December 31, 2011. Changes in the fair value of the derivatives and the hedged items were insignificant for the year ended December 31, 2011. The Company did not have any fair value hedges during the years ended December 31, 2010 and 2009.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 CASH FLOW HEDGES

  The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, as cash flow hedges, when they have met the requirements of cash flow hedging.

  For the years ended December 31, 2011, 2010 and 2009, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring. For the years ended December 31, 2011, 2010 and 2009, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2011, 2010 and 2009.

  For the years ended December 31, 2011, 2010, 2009, the beginning and ending balance of the effective portion of the gains (losses) deferred in accumulated other comprehensive income (loss), on foreign currency swaps designated and qualifying as cash flow hedges was ($1) million. For the years ended
December 31, 2011, 2010 and 2009, there were insignificant gains (losses) deferred in accumulated other comprehensive income (loss) related to foreign currency swaps. For the years ended December 31, 2011, 2010 and 2009, there were insignificant amounts reclassified to net derivative gains (losses) and net investment income related to foreign currency swaps.

  At December 31, 2011, insignificant amounts of deferred net gains (losses) on derivatives in accumulated other comprehensive income (loss) were expected to be reclassified to earnings within the next 12 months.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

 NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

  The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps and interest rate futures to economically hedge its exposure to interest rates;
(ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) credit default swaps to synthetically create investments; and (v) equity options to economically hedge certain invested assets against adverse changes in equity indices.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                                       NET
                                                                   DERIVATIVE
                                                                  GAINS (LOSSES)
                                                                 ---------------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps.............................................      $  29
Interest rate futures...........................................         (4)
Foreign currency swaps..........................................          1
Foreign currency forwards.......................................         16
Credit default swaps............................................          1
                                                                      -----
  Total.........................................................      $  43
                                                                      =====
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps.............................................      $   5
Interest rate futures...........................................         (2)
Foreign currency swaps..........................................         (2)
Foreign currency forwards.......................................        (45)
Credit default swaps............................................          2
                                                                      -----
  Total.........................................................      $ (42)
                                                                      =====
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps.............................................      $ (39)
Interest rate futures...........................................        (10)
Foreign currency swaps..........................................         (7)
Foreign currency forwards.......................................       (103)
Credit default swaps............................................         (6)
                                                                      -----
  Total.........................................................      $(165)
                                                                      =====

 CREDIT DERIVATIVES

  In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $292 million and $179 million at December 31, 2011 and 2010, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2011, the Company would have paid $3 million to terminate all of these contracts, and at December 31, 2010, the Company would have received $1 million to terminate all of these contracts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                   DECEMBER 31,
                                   -----------------------------------------------------------------------------
                                                    2011                                   2010
                                   -------------------------------------- --------------------------------------
                                                 MAXIMUM                                MAXIMUM
                                   ESTIMATED      AMOUNT                  ESTIMATED      AMOUNT
                                   FAIR VALUE   OF FUTURE      WEIGHTED   FAIR VALUE   OF FUTURE      WEIGHTED
                                   OF CREDIT  PAYMENTS UNDER   AVERAGE    OF CREDIT  PAYMENTS UNDER   AVERAGE
RATING AGENCY DESIGNATION OF        DEFAULT   CREDIT DEFAULT   YEARS TO    DEFAULT   CREDIT DEFAULT   YEARS TO
REFERENCED CREDIT OBLIGATIONS (1)    SWAPS      SWAPS (2)    MATURITY (3)   SWAPS      SWAPS (2)    MATURITY (3)
---------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                         (IN MILLIONS)                          (IN MILLIONS)
   Aaa/Aa/A
   Single name credit default
     swaps (corporate)............    $ --         $  7          2.0         $ --         $  7          3.0
   Credit default swaps
     referencing indices..........      --           10          1.0           --           17          2.0
                                      ----         ----                      ----         ----
    Subtotal......................      --           17          1.4           --           24          2.3
                                      ----         ----                      ----         ----
   Baa
   Single name credit default
     swaps (corporate)............    $ (1)        $ 45          4.6         $ --         $ --           --
   Credit default swaps
     referencing indices..........      (2)         230          4.6            1          155          5.0
                                      ----         ----                      ----         ----
    Subtotal......................      (3)         275          4.6            1          155          5.0
                                      ----         ----                      ----         ----
      Total.......................    $ (3)        $292          4.4         $  1         $179          4.7
                                      ====         ====                      ====         ====

--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

 CREDIT RISK ON FREESTANDING DERIVATIVES

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 4 for a description of the impact of credit risk on the valuation of derivative instruments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivative instruments. At December 31, 2011 and 2010, the Company was obligated to return cash collateral under its control of $64 million and $33 million, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                      ESTIMATED FAIR VALUE OF      FAIR VALUE OF INCREMENTAL
                                       COLLATERAL PROVIDED:        COLLATERAL PROVIDED UPON:
                                      ----------------------- ------------------------------------
                                                                             DOWNGRADE IN THE
                                                              ONE NOTCH  COMPANY'S CREDIT RATING
                                                              DOWNGRADE  TO A LEVEL THAT TRIGGERS
                       ESTIMATED                               IN THE         FULL OVERNIGHT
                   FAIR VALUE (1) OF                          COMPANY'S    COLLATERALIZATION OR
                   DERIVATIVES IN NET     FIXED MATURITY       CREDIT          TERMINATION
                   LIABILITY POSITION     SECURITIES (2)       RATING   OF THE DERIVATIVE POSITION
                   ------------------ ----------------------- --------- --------------------------
                                                    (IN MILLIONS)
DECEMBER 31, 2011.        $ 2                  $ --             $ --               $ 1
DECEMBER 31, 2010.        $14                  $ --             $ --               $14

--------
(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2011 and 2010, the Company did not provide any cash collateral.

  Without considering the effect of netting agreements, the estimated fair value of the Company's OTC derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2011 was $4 million. At December 31, 2011, the Company did not provide any securities collateral in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and (ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2011 would be $4 million. This amount does not consider gross derivative assets of $2 million for which the Company has the contractual right of offset.

  The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2011 and 2010, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2011, the Company provided insignificant amounts of cash collateral for exchange-traded futures which is included in premiums, reinsurance and other receivables. At December 31, 2010, the Company did not provide any cash collateral for exchange-traded futures.

EMBEDDED DERIVATIVES

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts are funds withheld on ceded reinsurance.

  The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                 DECEMBER 31,
                                                                 ------------
                                                                 2011    2010
                                                                 ----    ----
                                                                 (IN MILLIONS)
      Net embedded derivatives within liability host contracts:
       Funds withheld on ceded reinsurance...................... $83     $66

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                         2011     2010    2009
                                                       ------   ------  ------
                                                            (IN MILLIONS)
    Net derivative gains (losses).....................  $(17)    $(31)   $(35)

4. FAIR VALUE

  Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

 RECURRING FAIR VALUE MEASUREMENTS

  The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                      DECEMBER 31, 2011
                                                -------------------------------------------------------------
                                                 FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                -------------------------------------------------
                                                 QUOTED PRICES IN
                                                ACTIVE MARKETS FOR                   SIGNIFICANT     TOTAL
                                                 IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE   ESTIMATED
                                                 AND LIABILITIES   OBSERVABLE INPUTS    INPUTS       FAIR
                                                    (LEVEL 1)          (LEVEL 2)      (LEVEL 3)      VALUE
                                                ------------------ ----------------- ------------ -----------
                                                                        (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.....................    $         --      $      2,553     $     122   $    2,675
 Foreign government securities.................              --             1,041           150        1,191
 Foreign corporate securities..................              --             1,039            52        1,091
 U.S. Treasury and agency securities...........             580               305            --          885
 RMBS..........................................              --               818            27          845
 CMBS..........................................              --               586            35          621
 ABS...........................................              --               246            35          281
 State and political subdivision securities....              --                80            --           80
                                                   ------------      ------------     ---------   ----------
   Total fixed maturity securities.............             580             6,668           421        7,669
                                                   ------------      ------------     ---------   ----------
Equity securities:
 Common stock..................................               1                --            32           33
 Non-redeemable preferred stock................              --                --            --           --
                                                   ------------      ------------     ---------   ----------
   Total equity securities.....................               1                --            32           33
                                                   ------------      ------------     ---------   ----------
Short-term investments.........................              59               195            --          254
Derivative assets: (1)
 Interest rate contracts.......................              --                76            --           76
 Foreign currency contracts....................              --                 4            --            4
 Credit contracts..............................              --                 3            --            3
                                                   ------------      ------------     ---------   ----------
   Total derivative assets.....................              --                83            --           83
                                                   ------------      ------------     ---------   ----------
Separate account assets (2)....................              48               925             1          974
                                                   ------------      ------------     ---------   ----------
   Total assets................................    $        688      $      7,871     $     454   $    9,013
                                                   ============      ============     =========   ==========
LIABILITIES:
Derivative liabilities: (1)
 Interest rate contracts.......................    $         --      $         --     $      --   $       --
 Foreign currency contracts....................              --                 2            --            2
 Credit contracts..............................              --                 5            --            5
                                                   ------------      ------------     ---------   ----------
   Total derivative liabilities................              --                 7            --            7
                                                   ------------      ------------     ---------   ----------
Net embedded derivatives within liability host
  contracts (3)................................              --                --            83           83
                                                   ------------      ------------     ---------   ----------
   Total liabilities...........................    $         --      $          7     $      83   $       90
                                                   ============      ============     =========   ==========

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                                     DECEMBER 31, 2010
                                                ------------------------------------------------------------
                                                 FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                -------------------------------------------------
                                                 QUOTED PRICES IN
                                                ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                 IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                 AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                    (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                ------------------ ----------------- ------------ ----------
                                                                       (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.....................     $       --        $    2,172       $    161   $    2,333
 Foreign government securities.................             --               914            120        1,034
 Foreign corporate securities..................             --             1,016             70        1,086
 U.S. Treasury and agency securities...........            206               305             --          511
 RMBS..........................................             --               677             34          711
 CMBS..........................................             --               597             39          636
 ABS...........................................             --               145             27          172
 State and political subdivision securities....             --                63             --           63
                                                    ----------        ----------       --------   ----------
   Total fixed maturity securities.............            206             5,889            451        6,546
                                                    ----------        ----------       --------   ----------
Equity securities:
 Common stock..................................            162                --             11          173
 Non-redeemable preferred stock................             --                --              5            5
                                                    ----------        ----------       --------   ----------
   Total equity securities.....................            162                --             16          178
                                                    ----------        ----------       --------   ----------
Short-term investments (4).....................             --               167              6          173
Derivative assets: (1)
 Interest rate contracts.......................             --                51             --           51
 Foreign currency contracts....................             --                --             --           --
 Credit contracts..............................             --                 2             --            2
                                                    ----------        ----------       --------   ----------
   Total derivative assets.....................             --                53             --           53
                                                    ----------        ----------       --------   ----------
Separate account assets (2)....................            207             1,205             23        1,435
                                                    ----------        ----------       --------   ----------
   Total assets................................     $      575        $    7,314       $    496   $    8,385
                                                    ==========        ==========       ========   ==========
LIABILITIES:
Derivative liabilities: (1)
 Interest rate contracts.......................     $       --        $        4       $     --   $        4
 Foreign currency contracts....................             --                13             --           13
 Credit contracts..............................             --                 3             --            3
                                                    ----------        ----------       --------   ----------
   Total derivative liabilities................             --                20             --           20
                                                    ----------        ----------       --------   ----------
Net embedded derivatives within liability host
  contracts (3)................................             --                --             66           66
                                                    ----------        ----------       --------   ----------
   Total liabilities...........................     $       --        $       20       $     66   $       86
                                                    ==========        ==========       ========   ==========

--------

(1)  Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant
     Unobservable Inputs (Level 3) tables which follow.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

(2). Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3). Net embedded derivatives within liability host contracts are presented within other liabilities in the consolidated balance sheets.

(4). Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value
     (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

  The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  See Note 2 for discussion of certain prior year amounts which have been reclassified to conform with the 2011 presentation.

 Fixed Maturity Securities, Equity Securities and Short-term Investments

  When available, the estimated fair value of the Company's fixed maturity securities, equity securities and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

  The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

  When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 Derivatives

  The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

  The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

 Embedded Derivatives Within Liability Host Contracts

  Embedded derivatives are included within funds withheld related to certain ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

  The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Fixed Maturity Securities, Equity Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

 Separate Account Assets

  Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

  A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

  The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

  While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect management's own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

 Fixed Maturity Securities, Equity Securities and Short-term Investments

  These securities are comprised of U.S. Treasury and agency securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

Separate Account Assets

  These assets are comprised of (i) securities that are similar in nature to the fixed maturity securities, equity securities and short-term investments referred to above; and (ii) certain exchange-traded derivatives, including financial futures. Valuation of these assets is based on unadjusted quoted prices in active markets that are readily and regularly available.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

LEVEL 2 MEASUREMENTS:

 Fixed Maturity Securities and Short-term Investments

  This level includes fixed maturity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 securities described below.

    U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

    Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

    Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

    U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

 Derivative Assets and Derivative Liabilities

  This level includes all types of derivative instruments utilized by the Company with the exception of those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

    Interest rate contracts. Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London Inter-Bank Offer Rate ("LIBOR") basis curves.

    Foreign currency contracts. Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates, and cross currency basis curves.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

    Credit contracts. Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves, and recovery rates.

 Separate Account Assets

  These assets are comprised of investments that are similar in nature to the fixed maturity securities referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

  In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in Level 2 Measurements. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

 Fixed Maturity Securities, Equity Securities and Short-term Investments

  This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

    U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

    Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and RMBS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

    Foreign government securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

    Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

 Derivative Assets and Derivative Liabilities

  These derivatives are principally valued using an income approach. Valuations of non-option-based derivatives utilize present value techniques. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

  Credit contracts. Non-option-based -- Significant unobservable inputs may include credit spreads, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

 Embedded Derivatives Within Funds Withheld Related to Certain Ceded Reinsurance

  These embedded derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Separate Account Assets

  These assets are comprised of investments that are similar in nature to the fixed maturity securities referred to above. Separate account assets within this level also include mortgage loans. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

TRANSFERS BETWEEN LEVELS 1 AND 2:

  During the years ended December 31, 2011 and 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

  Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the years ended December 31, 2011 and 2010 are summarized below.

  Transfers into Level 3 were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade), which have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value.

  During the year ended December 31, 2011, transfers into Level 3 for fixed maturity securities of $9 million were comprised of U.S. corporate securities. During the year ended December 31, 2010, transfers into Level 3 for fixed maturity securities of $61 million were principally comprised of certain
U.S. corporate securities and CMBS.

  Transfers out of Level 3 resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

  During the year ended December 31, 2011, transfers out of Level 3 for fixed maturity securities of $60 million were principally comprised of certain
U.S. corporate securities and ABS. During the year ended December 31, 2010, transfers out of Level 3 for fixed maturity securities of $23 million were principally comprised of certain foreign government, foreign and U.S. corporate securities.

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective time periods:

                                                         FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                         -----------------------------------------------------------------------
                                                                           FIXED MATURITY SECURITIES:
                                                         -----------------------------------------------------------------------
                                                                                                                     STATE AND
                                                            U.S.       FOREIGN     FOREIGN                           POLITICAL
                                                         CORPORATE    GOVERNMENT  CORPORATE                         SUBDIVISION
                                                         SECURITIES   SECURITIES  SECURITIES  RMBS    CMBS    ABS   SECURITIES
                                                         ----------   ----------  ----------  ----   -----   ----   -----------
                                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,.....................................   $  161       $  120      $  70     $ 34   $  39   $ 27      $  --
Total realized/unrealized gains (losses) included in:
 Earnings: (1), (2)
   Net investment income................................       (1)           6          1       --      --     --         --
   Net investment gains (losses)........................        1           --         --       --      --     --         --
   Net derivative gains (losses)........................       --           --         --       --      --     --         --
 Other comprehensive income (loss)......................        4           26         (5)      (2)      3     --         --
Purchases (3)...........................................        8           --          5       --       5     32         --
Sales (3)...............................................      (26)          (2)       (16)      --     (12)    (6)        --
Issuances (3)...........................................       --           --         --       --      --     --         --
Settlements (3).........................................       --           --         --       --      --     --         --
Transfers into Level 3 (4)..............................        9           --         --       --      --     --         --
Transfers out of Level 3 (4)............................      (34)          --         (3)      (5)     --    (18)        --
                                                           ------       ------      -----     ----   -----   ----      -----
Balance, December 31,...................................   $  122       $  150      $  52     $ 27   $  35   $ 35      $  --
                                                           ======       ======      =====     ====   =====   ====      =====
Changes in unrealized gains (losses) relating to assets
 and liabilities still held at December 31, 2011
 included in earnings:
   Net investment income................................   $   (1)      $    6      $   1     $ --   $  --   $ --      $  --
   Net investment gains (losses)........................   $   --       $   --      $  --     $ --   $  --   $ --      $  --
   Net derivative gains (losses)........................   $   --       $   --      $  --     $ --   $  --   $ --      $  --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                       -----------------------------------------------------------------------
                                                                                                NET
                                                         EQUITY SECURITIES:               DERIVATIVES: (5)
                                                       ---------------------              ----------------
                                                                                                                       SEPARATE
                                                                                                               NET     ACCOUNT
                                                       COMMON NON-REDEEMABLE  SHORT-TERM       CREDIT       EMBEDDED    ASSETS
                                                       STOCK  PREFERRED STOCK INVESTMENTS    CONTRACTS     DERIVATIVES   (6)
                                                       ------ --------------- ----------- ---------------- ----------- --------
                                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,................................... $  11      $     5       $     6       $    --        $   (66)   $   23
Total realized/unrealized gains (losses) included in:
 Earnings: (1), (2)
   Net investment income..............................    --           --            --            --             --        --
   Net investment gains (losses)......................     4           --            --            --             --        (3)
   Net derivative gains (losses)......................    --           --            --            --            (17)       --
 Other comprehensive income (loss)....................    --            1            --            --             --        --
Purchases (3).........................................    21           --            --            --             --        --
Sales (3).............................................    (4)          (6)           (6)           --             --       (19)
Issuances (3).........................................    --           --            --            --             --        --
Settlements (3).......................................    --           --            --            --             --        --
Transfers into Level 3 (4)............................    --           --            --            --             --        --
Transfers out of Level 3 (4)..........................    --           --            --            --             --        --
                                                       -----      -------       -------       -------        -------    ------
Balance, December 31,................................. $  32      $    --       $    --       $    --        $   (83)   $    1
                                                       =====      =======       =======       =======        =======    ======
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at
 December 31, 2011 included in earnings:
   Net investment income.............................. $  --      $    --       $    --       $    --        $    --    $   --
   Net investment gains (losses)...................... $  --      $    --       $    --       $    --        $    --    $   --
   Net derivative gains (losses)...................... $  --      $    --       $    --       $    --        $   (17)   $   --

                                                  FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                  ----------------------------------------------------------------
                                                                     FIXED MATURITY SECURITIES:
                                                  ----------------------------------------------------------------
                                                                                                               STATE AND
                                                     U.S.           FOREIGN    FOREIGN                         POLITICAL
                                                  CORPORATE        GOVERNMENT CORPORATE                       SUBDIVISION
                                                  SECURITIES       SECURITIES SECURITIES  RMBS   CMBS   ABS   SECURITIES
                                                  ----------       ---------- ---------- -----  -----  -----  -----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..............................   $  194          $     58    $  62    $  25  $  15  $  50    $     3
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
   Net investment income.........................       (1)                6        1       --     --     --         --
   Net investment gains (losses).................        2                --       --       (1)    --     (1)        --
   Net derivative gains (losses).................       --                --       --       --     --     --         --
 Other comprehensive income (loss)...............        6                 9        7        7     11      4         --
Purchases, sales, issuances and settlements (3)..      (74)               57        4       (3)    (2)   (26)        --
Transfers into Level 3 (4).......................       37                --        3        6     15     --         --
Transfers out of Level 3 (4).....................       (3)              (10)      (7)      --     --     --         (3)
                                                    ------          --------    -----    -----  -----  -----    -------
Balance, December 31,............................   $  161          $    120    $  70    $  34  $  39  $  27    $    --
                                                    ======          ========    =====    =====  =====  =====    =======
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at
 December 31, 2010 included in earnings:
   Net investment income.........................   $   (1)         $      6    $   1    $  --  $  --  $  --    $    --
   Net investment gains (losses).................   $   (1)         $     --    $  --    $  --  $  --  $  --    $    --
   Net derivative gains (losses).................   $   --          $     --    $  --    $  --  $  --  $  --    $    --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                       ------------------------------------------------------------------------
                                                                                                 NET
                                                         EQUITY SECURITIES:                DERIVATIVES: (5)
                                                       -----------------------             ----------------
                                                                                                                        SEPARATE
                                                                                                                NET     ACCOUNT
                                                       COMMON  NON-REDEEMABLE  SHORT-TERM       CREDIT       EMBEDDED    ASSETS
                                                       STOCK   PREFERRED STOCK INVESTMENTS    CONTRACTS     DERIVATIVES   (6)
                                                       ------- --------------- ----------- ---------------- ----------- --------
                                                                                     (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,................................... $     1    $      5      $     --      $       1       $   (35)  $    80
Total realized/unrealized gains (losses) included in:
 Earnings: (1), (2)
   Net investment income..............................      --          --            --             --            --        --
   Net investment gains (losses)......................      --          --            --             --            --         8
   Net derivative gains (losses)......................      --          --            --             --           (31)       --
 Other comprehensive income (loss)....................      --          --            --             --            --        --
Purchases, sales, issuances and settlements (3).......      10          --             6             (1)           --       (65)
Transfers into Level 3 (4)............................      --          --            --             --            --        --
Transfers out of Level 3 (4)..........................      --          --            --             --            --        --
                                                       -------    --------      --------      ---------       -------   -------
Balance, December 31,................................. $    11    $      5      $      6      $      --       $   (66)  $    23
                                                       =======    ========      ========      =========       =======   =======
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at
 December 31, 2010 included in earnings:
   Net investment income.............................. $    --    $     --      $     --      $      --       $    --   $    --
   Net investment gains (losses)...................... $    --    $     --      $     --      $      --       $    --   $    --
   Net derivative gains (losses)...................... $    --    $     --      $     --      $      --       $   (31)  $    (1)

                                                         FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                         ------------------------------------------------------------------------
                                                                                FIXED MATURITY SECURITIES:
                                                         ------------------------------------------------------------------------
                                                                                                                       STATE AND
                                                            U.S.      FOREIGN    FOREIGN                               POLITICAL
                                                         CORPORATE   GOVERNMENT CORPORATE                             SUBDIVISION
                                                         SECURITIES  SECURITIES SECURITIES   RMBS     CMBS     ABS    SECURITIES
                                                         ----------  ---------- ---------- -------  -------  -------  -----------
                                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..................................... $      165  $      95   $    50   $    20  $    14  $    46    $   --
Total realized/unrealized gains (losses) included in:
 Earnings: (1), (2)
   Net investment income................................          3          2        --        --       --       --        --
   Net investment gains (losses)........................        (26)        --        (4)       (2)      --       --        --
   Net derivative gains (losses)........................         --         --        --        --       --       --        --
 Other comprehensive income (loss)......................         37          1        20        11        9       16        --
Purchases, sales, issuances and settlements (3).........        (15)         8        (4)       (4)       2       (7)        3
Transfers into and/or out of Level 3 (4)................         30        (48)       --        --      (10)      (5)       --
                                                         ----------  ---------   -------   -------  -------  -------    ------
Balance, December 31,................................... $      194  $      58   $    62   $    25  $    15  $    50    $    3
                                                         ==========  =========   =======   =======  =======  =======    ======
Changes in unrealized gains (losses) relating to assets
 and liabilities still held at December 31, 2009
 included in earnings:
   Net investment income................................ $        3  $       2   $    --   $    --  $    --  $    --    $   --
   Net investment gains (losses)........................ $      (26) $      --   $    (2)  $    (3) $    --  $    --    $   --
   Net derivative gains (losses)........................ $       --  $      --   $    --   $    --  $    --  $    --    $   --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                         FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                         ------------------------------------------------------------------
                                                           EQUITY SECURITIES:
                                                         ---------------------
                                                                                                                        SEPARATE
                                                                                                    NET         NET     ACCOUNT
                                                         COMMON     NON-REDEEMABLE  SHORT-TERM  DERIVATIVES  EMBEDDED    ASSETS
                                                         STOCK      PREFERRED STOCK INVESTMENTS     (5)     DERIVATIVES   (6)
                                                         ------     --------------- ----------- ----------- ----------- --------
                                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..................................... $    1         $    5       $      --    $    (1)    $    --   $    95
Total realized/unrealized gains (losses) included in:
 Earnings: (1), (2)
   Net investment income................................     --             --              --         --          --        --
   Net investment gains (losses)........................     --             (1)             --         --          --       (14)
   Net derivative gains (losses)........................     --             --              --          2         (35)       --
 Other comprehensive income (loss)......................     --              2              --         --          --        --
Purchases, sales, issuances and settlements (3).........     --             (1)             --         --          --         3
Transfers into and/or out of Level 3 (4)................     --             --              --         --          --        (4)
                                                         ------         ------       ---------    -------     -------   -------
Balance, December 31,................................... $    1         $    5       $      --    $     1     $   (35)  $    80
                                                         ======         ======       =========    =======     =======   =======
Changes in unrealized gains (losses) relating to assets
 and liabilities still held at December 31, 2009
 included in earnings:
   Net investment income................................ $   --         $   --       $      --    $    --     $    --   $    --
   Net investment gains (losses)........................ $   --         $   --       $      --    $    --     $    --   $    --
   Net derivative gains (losses)........................ $   --         $   --       $      --    $     2     $   (35)  $    --

--------
(1)Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities are included within net investment gains (losses). Lapses associated with embedded derivatives are included within net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements.

(4)Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

NON-RECURRING FAIR VALUE MEASUREMENTS

  Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                              YEARS ENDED DECEMBER 31,
                         --------------------------------------------------------------------------------------------------
                                       2011                             2010                             2009
                         -------------------------------  -------------------------------- --------------------------------
                          CARRYING    ESTIMATED            CARRYING    ESTIMATED            CARRYING    ESTIMATED
                            VALUE       FAIR                 VALUE       FAIR                 VALUE       FAIR
                          PRIOR TO   VALUE AFTER  GAINS    PRIOR TO   VALUE AFTER  GAINS    PRIOR TO   VALUE AFTER  GAINS
                         MEASUREMENT MEASUREMENT (LOSSES) MEASUREMENT MEASUREMENT (LOSSES) MEASUREMENT MEASUREMENT (LOSSES)
                         ----------- ----------- -------- ----------- ----------- -------- ----------- ----------- --------
                                                                   (IN MILLIONS)
Mortgage loans, net (1).     $ 5        $  5       $ --      $ --        $ --       $ --      $ --        $ --       $ --
Goodwill (2)............     $35        $ --       $(35)     $ --        $ --       $ --      $ --        $ --       $ --

--------
(1)Mortgage loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

(2)Goodwill -- As discussed in Note 1, the Company recorded an impairment of goodwill. This impairment has been categorized as Level 3 due to the significant unobservable inputs used in the determination of the associated estimated fair value.

 FAIR VALUE OF FINANCIAL INSTRUMENTS

  Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                                DECEMBER 31,
                                                           -------------------------------------------------------
                                                                      2011                        2010
                                                           --------------------------- ---------------------------
                                                                             ESTIMATED                   ESTIMATED
                                                           NOTIONAL CARRYING   FAIR    NOTIONAL CARRYING   FAIR
                                                            AMOUNT   VALUE     VALUE    AMOUNT   VALUE     VALUE
                                                           -------- -------- --------- -------- -------- ---------
                                                                                (IN MILLIONS)
ASSETS:
Mortgage loans, net.......................................           $  608   $  671             $  562   $  610
Policy loans..............................................           $1,797   $2,232             $1,807   $2,074
Short-term investments (1)................................           $   --   $   --             $    2   $    2
Other invested assets (2).................................           $   50   $   55             $   --   $   --
Cash and cash equivalents.................................           $   72   $   72             $  265   $  265
Accrued investment income.................................           $  102   $  102             $   94   $   94
Premiums, reinsurance and other receivables (2)...........           $  249   $  266             $  236   $  248
LIABILITIES:
PABs (2)..................................................           $1,547   $1,661             $1,075   $1,148
Payables for collateral under securities loaned and other
 transactions.............................................           $  815   $  815             $  574   $  574
Long-term debt............................................           $  102   $  140             $  102   $  124
Other liabilities (2).....................................           $    4   $    4             $    4   $    4
Separate account liabilities (2)..........................           $   61   $   61             $   86   $   86
COMMITMENTS: (3)
Mortgage loan commitments.................................    $6     $   --   $   --     $ --    $   --   $   --
Commitments to fund private corporate bond
 investments..............................................    $7     $   --   $   --     $  7    $   --   $   --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

--------
(1)Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

(2)Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(3)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

  The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, derivative assets and liabilities, net embedded derivatives within liability host contracts and separate account assets. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the table above. The estimated fair value for these financial instruments approximates carrying value.

 Mortgage Loans

  The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

 Policy Loans

  For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Short-term Investments

  Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 Other Invested Assets

  Other invested assets within the preceding table is comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Cash and Cash Equivalents

  Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

Accrued Investment Income

  Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

 Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding table are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

  Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table. The estimated fair value is determined as the present value of expected future cash flows, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

 PABs

  PABs in the table above include investment contracts. The difference between the amounts reflected as PABs in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

  The investment contracts primarily include certain funding agreements, fixed deferred annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 Payables for Collateral Under Securities Loaned and Other Transactions

  The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

 Long-term Debt

  The estimated fair value of long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights, contractual interest rates in relation to current market rates, the structuring of the arrangement, and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

 Other Liabilities

  Other liabilities included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest payable. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

 Separate Account Liabilities

  Separate account liabilities included in the preceding table represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

  Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

 Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments

  The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund private corporate bonds that will be held for investment reflected in the above table represents the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

  Information regarding DAC and VOBA was as follows:

                                                              DAC   VOBA  TOTAL
                                                             ----  ----- ------
                                                               (IN MILLIONS)
Balance at January 1, 2009.................................. $106  $173   $279
Capitalizations.............................................    6    --      6
                                                             ----  ----   ----
  Subtotal..................................................  112   173    285
                                                             ----  ----   ----
Amortization related to:
  Net investment gains (losses).............................    3     1      4
  Other expenses............................................  (21)  (13)   (34)
                                                             ----  ----   ----
   Total amortization.......................................  (18)  (12)   (30)
                                                             ----  ----   ----
Unrealized investment gains (losses)........................   (1)  (62)   (63)
                                                             ----  ----   ----
Balance at December 31, 2009................................   93    99    192
Capitalizations.............................................    5    --      5
                                                             ----  ----   ----
  Subtotal..................................................   98    99    197
                                                             ----  ----   ----
Amortization related to:
  Net investment gains (losses).............................    1    --      1
  Other expenses............................................  (13)  (12)   (25)
                                                             ----  ----   ----
   Total amortization.......................................  (12)  (12)   (24)
                                                             ----  ----   ----
Unrealized investment gains (losses)........................    3    (7)    (4)
                                                             ----  ----   ----
Balance at December 31, 2010................................   89    80    169
Capitalizations.............................................   58    --     58
                                                             ----  ----   ----
  Subtotal..................................................  147    80    227
                                                             ----  ----   ----
Amortization related to:
  Net investment gains (losses).............................   (1)   --     (1)
  Other expenses............................................  (11)  (10)   (21)
                                                             ----  ----   ----
   Total amortization.......................................  (12)  (10)   (22)
                                                             ----  ----   ----
Unrealized investment gains (losses)........................   (1)   (8)    (9)
                                                             ----  ----   ----
Balance at December 31, 2011................................ $134  $ 62   $196
                                                             ====  ====   ====

  The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $9 million in 2012, $9 million in 2013, $8 million in 2014, $7 million in 2015 and $3 million in 2016.

  Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

6.  INSURANCE

 SEPARATE ACCOUNTS

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $894 million and $1.4 billion at December 31, 2011 and 2010, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $80 million and $79 million at December 31, 2011 and 2010, respectively. The average interest rate credited on these contracts was 2.72% and 2.29% at December 31, 2011 and 2010, respectively.

  Under an assumptive reinsurance agreement, the Company transferred, in a non-cash transaction, $319 million of pass-through separate accounts to an affiliate during 2011.

  For the years ended December 31, 2011, 2010 and 2009, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

 OBLIGATIONS UNDER FUNDING AGREEMENTS

  General American Life Insurance Company is a member of the Federal Home Loan Bank of Des Moines ("FHLB of Des Moines") and held $31 million and $10 million of common stock of the FHLB of Des Moines at December 31, 2011 and 2010, respectively, which is included in equity securities. The Company has also entered into funding agreements with the FHLB of Des Moines in exchange for cash and for which the FHLB of Des Moines has been granted a lien on certain assets, including RMBS, to collateralize obligations under the funding agreements. The Company maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of Des Moines's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of Des Moines. The amount of the liability for funding agreements with the FHLB of Des Moines was $475 million at December 31, 2011, which is included in PABs. The advances on these funding agreements are collateralized by mortgage-backed securities with estimated fair values of $662 million at December 31, 2011. There were no funding agreements with the FHLB of Des Moines at December 31, 2010.

 GUARANTEES

  The Company issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

  The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows:

                                                      DECEMBER 31,
                                                ----------------------
                                                    2011         2010
                                                ---------    ---------
                                                    AT ANNUITIZATION
                                                ----------------------
                                                      (IN MILLIONS)
       ANNUITY CONTRACTS (1)
       TWO TIER ANNUITIES
       General account value................... $     276    $     280
       Net amount at risk (2).................. $     49 (4) $     49 (4)
       Average attained age of contractholders.  63 years     62 years

                                                        DECEMBER 31,
                                                  ----------------------
                                                      2011         2010
                                                  ---------    ---------
                                                          SECONDARY
                                                         GUARANTEES
                                                  ----------------------
                                                        (IN MILLIONS)
    UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
    Account value (general and separate account). $   1,473    $   1,378
    Net amount at risk (2)....................... $ 15,034 (3) $ 15,760 (3)
    Average attained age of policyholders........  61 years     60 years

--------
(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

(3)The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(4)The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:

                                                            UNIVERSAL AND
                                                 ANNUITY    VARIABLE LIFE
                                                CONTRACTS     CONTRACTS
                                              ------------- -------------
                                               GUARANTEED
                                              ANNUITIZATION   SECONDARY
                                                BENEFITS     GUARANTEES   TOTAL
                                              ------------- ------------- -----
                                                        (IN MILLIONS)
 DIRECT
 Balance at January 1, 2009..................     $  7          $  6      $ 13
 Incurred guaranteed benefits................       --             7         7
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2009................        7            13        20
 Incurred guaranteed benefits................       --            80        80
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2010................        7            93       100
 Incurred guaranteed benefits................       --            (9)       (9)
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2011................     $  7          $ 84      $ 91
                                                  ====          ====      ====
 CEDED
 Balance at January 1, 2009..................     $ --          $ --      $ --
 Incurred guaranteed benefits................       --             7         7
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2009................       --             7         7
 Incurred guaranteed benefits................       --            81        81
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2010................       --            88        88
 Incurred guaranteed benefits................       --            (8)       (8)
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2011................     $ --          $ 80      $ 80
                                                  ====          ====      ====
 NET
 Balance at January 1, 2009..................     $  7          $  6      $ 13
 Incurred guaranteed benefits................       --            --        --
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2009................        7             6        13
 Incurred guaranteed benefits................       --            (1)       (1)
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2010................        7             5        12
 Incurred guaranteed benefits................       --            (1)       (1)
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2011................     $  7          $  4      $ 11
                                                  ====          ====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                                                   DECEMBER 31,
                                                                 --------------
                                                                 2011    2010
                                                                 ----    ----
                                                                 (IN MILLIONS)
Fund Groupings:
Equity.......................................................... $14     $15
Money Market....................................................   2       2
Balanced........................................................   2       1
Bond............................................................   1       1
Specialty.......................................................  --       1
                                                                 ---     ---
  Total......................................................... $19     $20
                                                                 ===     ===

7.  REINSURANCE

  The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2011 and 2010, were immaterial.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $435 million and $336 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  At December 31, 2011, the Company had $677 million of net unaffiliated ceded reinsurance recoverables. Of this total, $559 million, or 83%, were with the Company's five largest unaffiliated ceded reinsurers, including $322 million of which were unsecured. At December 31, 2010, the Company had $702 million of net unaffiliated ceded reinsurance recoverables. Of this total, $584 million, or 83%, were with the Company's five largest unaffiliated ceded reinsurers, including $225 million of which were unsecured.

  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               -----------------------
                                                                2011     2010    2009
                                                               -----    -----   -----
                                                                  (IN MILLIONS)
PREMIUMS:
Direct premiums............................................... $ 320    $ 335   $ 357
Reinsurance assumed...........................................   297      211     184
Reinsurance ceded.............................................  (315)    (297)   (276)
                                                                -----   -----   -----
 Net premiums................................................. $ 302    $ 249   $ 265
                                                                =====   =====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Direct universal life and investment-type product policy fees. $ 289    $ 347   $ 374
Reinsurance ceded.............................................  (174)    (201)   (197)
                                                                -----   -----   -----
 Net universal life and investment-type product policy fees... $ 115    $ 146   $ 177
                                                                =====   =====   =====
OTHER REVENUES:
Direct other revenues......................................... $  12    $   3   $   7
Reinsurance ceded.............................................     3        2       2
                                                                -----   -----   -----
 Net other revenues........................................... $  15    $   5   $   9
                                                                =====   =====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
Direct policyholder benefits and claims....................... $ 606    $ 618   $ 567
Reinsurance assumed...........................................   223      221     110
Reinsurance ceded.............................................  (330)    (397)   (263)
                                                                -----   -----   -----
 Net policyholder benefits and claims......................... $ 499    $ 442   $ 414
                                                                =====   =====   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Direct interest credited to policyholder account balances..... $ 210    $ 206   $ 208
Reinsurance ceded.............................................   (76)     (70)    (68)
                                                                -----   -----   -----
 Net interest credited to policyholder account balances....... $ 134    $ 136   $ 140
                                                                =====   =====   =====
OTHER EXPENSES:
Direct other expenses......................................... $ 160    $ 173   $ 209
Reinsurance assumed...........................................    55       32      26
Reinsurance ceded.............................................   (86)    (130)   (129)
                                                                -----   -----   -----
 Net other expenses........................................... $ 129    $  75   $ 106
                                                                =====   =====   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

   The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                        DECEMBER 31, 2011
                                                                  ------------------------------
                                                                                          TOTAL
                                                                                         BALANCE
                                                                  DIRECT ASSUMED  CEDED   SHEET
                                                                  ------ ------- ------  -------
                                                                          (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $   27  $ 28   $2,493  $2,548
Deferred policy acquisition costs and value of business acquired.    294    49     (147)    196
                                                                  ------  ----   ------  ------
 Total assets.................................................... $  321  $ 77   $2,346  $2,744
                                                                  ======  ====   ======  ======
LIABILITIES:
Future policy benefits........................................... $4,945  $150   $   --  $5,095
Other policy-related balances....................................    256    54      (55)    255
Other liabilities................................................    133    31      489     653
                                                                  ------  ----   ------  ------
 Total liabilities............................................... $5,334  $235   $  434  $6,003
                                                                  ======  ====   ======  ======

                                                                        DECEMBER 31, 2010
                                                                  ------------------------------
                                                                                          TOTAL
                                                                                         BALANCE
                                                                  DIRECT ASSUMED  CEDED   SHEET
                                                                  ------ ------- ------  -------
                                                                          (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $   18  $ --   $2,425  $2,443
Deferred policy acquisition costs and value of business acquired.    346    --     (177)    169
                                                                  ------  ----   ------  ------
 Total assets.................................................... $  364  $ --   $2,248  $2,612
                                                                  ======  ====   ======  ======
LIABILITIES:
Future policy benefits........................................... $5,001  $ 90   $   --  $5,091
Other policy-related balances....................................    264    71      (72)    263
Other liabilities................................................    162    --      439     601
                                                                  ------  ----   ------  ------
 Total liabilities............................................... $5,427  $161   $  367  $5,955
                                                                  ======  ====   ======  ======

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $249 million and $236 million at December 31, 2011 and 2010, respectively. There were no deposit liabilities on reinsurance at both December 31, 2011 and 2010.

 RELATED PARTY REINSURANCE TRANSACTIONS

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, MetLife Investors Insurance Company and MetLife Investors USA Insurance Company, all of which are related parties.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             -----------------------
                                                              2011    2010     2009
                                                             -----   -----    -----
                                                                (IN MILLIONS)
PREMIUMS:
Reinsurance assumed......................................... $ 62    $  --    $  --
Reinsurance ceded...........................................   (7)     (14)     (16)
                                                             ----     -----   -----
 Net premiums............................................... $ 55    $ (14)   $ (16)
                                                             ====     =====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Reinsurance assumed......................................... $ --    $  --    $  --
Reinsurance ceded...........................................  (90)    (120)    (116)
                                                             ----     -----   -----
 Net universal life and investment-type product policy fees. $(90)   $(120)   $(116)
                                                             ====     =====   =====
OTHER REVENUES:
Reinsurance assumed......................................... $ --    $  --    $  --
Reinsurance ceded...........................................    3        2        2
                                                             ----     -----   -----
 Net other revenues......................................... $  3    $   2    $   2
                                                             ====     =====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
Reinsurance assumed......................................... $ 54    $  --    $  --
Reinsurance ceded...........................................  (14)     (33)     (20)
                                                             ----     -----   -----
 Net policyholder benefits and claims....................... $ 40    $ (33)   $ (20)
                                                             ====     =====   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Reinsurance assumed......................................... $ --    $  --    $  --
Reinsurance ceded...........................................  (76)     (70)     (68)
                                                             ----     -----   -----
 Net interest credited to policyholder account balances..... $(76)   $ (70)   $ (68)
                                                             ====     =====   =====
OTHER EXPENSES:
Reinsurance assumed......................................... $ 21    $  --    $  --
Reinsurance ceded...........................................  (48)     (90)    (105)
                                                             ----     -----   -----
 Net other expenses......................................... $(27)   $ (90)   $(105)
                                                             ====     =====   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                            DECEMBER 31,
                                                                  --------------------------------
                                                                        2011             2010
                                                                  ---------------  ---------------
                                                                   ASSUMED  CEDED   ASSUMED  CEDED
                                                                  -------- ------  -------- ------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......................   $28    $1,783    $ --   $1,683
Deferred policy acquisition costs and value of business acquired.    49      (140)     --     (164)
                                                                    ---    ------    ----   ------
 Total assets....................................................   $77    $1,643    $ --   $1,519
                                                                    ===    ======    ====   ======
LIABILITIES:
Future policy benefits...........................................   $54    $   --    $ --   $   --
Other policy-related balances....................................     1       (55)     --      (72)
Other liabilities................................................    31        34      --       40
                                                                    ---    ------    ----   ------
 Total liabilities...............................................   $86    $  (21)   $ --   $  (32)
                                                                    ===    ======    ====   ======

  Effective January 1, 2011, the Company entered into two reinsurance agreements to assume 90% of certain participating whole life product policies on a coinsurance basis from two affiliates. For the year ended December 31, 2011, the Company assumed premiums of $62 million and assumed benefits and related expenses of $75 million. Also, the assumed DAC increased $49 million while premiums and other receivables increased $28 million, future policy benefits increased $53 million and affiliated reinsurance payables, included in other liabilities, increased $31 million at December 31, 2011.

  The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.7 billion and $1.6 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $243 million and $230 million at December 31, 2011 and 2010, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2011 and 2010.

8.  LONG-TERM DEBT

  The Company's long-term debt primarily includes a surplus note with a fixed rate of 7.625% due January 2024. The outstanding balance of the surplus note was $102 million and $101 million at December 31, 2011 and 2010, respectively.

  Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations, may be made only with the prior approval of the insurance department of the state of domicile.

 INTEREST EXPENSE

  Interest expense related to the Company's indebtedness included in other expenses was $9 million for each of the years ended December 31, 2011, 2010 and 2009.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

9.  INCOME TAX

   The provision for income tax was as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      -----------------------
                                                       2011     2010    2009
                                                      -----    -----   -----
                                                         (IN MILLIONS)
       Current:
        Federal...................................... $ (27)   $ 40    $  19
        Foreign......................................     2     (39)      30
                                                       -----   ----    -----
          Subtotal...................................   (25)      1       49
                                                       -----   ----    -----
       Deferred:
        Federal......................................    66      (6)    (114)
                                                       -----   ----    -----
          Provision for income tax expense (benefit). $  41    $ (5)   $ (65)
                                                       =====   ====    =====

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                        2011     2010    2009
                                                       -----    -----   -----
                                                         (IN MILLIONS)
        Tax provision at U.S. statutory rate..........  $32     $  6    $(41)
        Tax effect of:
         Tax-exempt investment income.................   (2)      (3)     (6)
         Medicare Part D..............................   --        3      --
         Prior year tax...............................   --      (11)     (4)
         Sale of former subsidiary (1)................   --       --     (15)
         Goodwill impairment..........................   12       --      --
         Other, net...................................   (1)      --       1
                                                        ---     ----    ----
           Provision for income tax expense (benefit).  $41     $ (5)   $(65)
                                                        ===     ====    ====

--------
(1)In December 2002, Cova Corporation, a wholly owned subsidiary of the Company, was sold to MLIC, an affiliate, at which time the Company deferred the loss on the sale. On March 2, 2009, Cova Corporation was sold to a third party and subsequently the Company recognized the deferred loss.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                                  DECEMBER 31,
                                                                  ------------
                                                                    2011   2010
                                                                  ------ ------
                                                                  (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables....................... $  69   $ 90
  DAC............................................................    --      3
  Employee benefits..............................................    26     28
  Tax credit carryforwards.......................................     2     45
  Investments, including derivatives.............................    17      2
  Other..........................................................     5      8
                                                                  -----   ----
                                                                    119    176
                                                                  -----   ----
Deferred income tax liabilities:
  DAC............................................................    15     --
  Net unrealized investment gains................................   340    223
  Other..........................................................    --      8
                                                                  -----   ----
                                                                    355    231
                                                                  -----   ----
   Net deferred income tax asset (liability)..................... $(236)  $(55)
                                                                  =====   ====

  Tax credit carryforwards of $2 million at December 31, 2011 will expire beginning in 2021.

  General American participates in a tax sharing agreement with MetLife. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due to MetLife include $40 million and $19 million for 2011 and 2010, respectively, and the amounts due from MetLife include $40 million for 2009.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2006. The IRS exam of the current audit cycle, year 2006, began in April 2010.

  It is not expected that there will be a material change in the Company's liability for unrecognized tax benefits in the next 12 months.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                                 2011     2010    2009
                                               ------   ------  ------
                                                  (IN MILLIONS)
            Balance at January 1,.............  $ 7      $ 18    $18
            Lapses of statutes of limitations.   --       (11)    --
                                                ---      ----    ---
            Balance at December 31,...........  $ 7      $  7    $18
                                                ===      ====    ===

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

  Interest and penalties were as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                                ------------------------
                                                                                  2011     2010    2009
                                                                                ------   ------  ------
                                                                                   (IN MILLIONS)
Interest and penalties recognized in the consolidated statements of operations.  $ --      $1      $1

                                                                                         DECEMBER 31,
                                                                                         -------------
                                                                                           2011   2010
                                                                                         ------ ------
                                                                                         (IN MILLIONS)
Interest and penalties included in other liabilities in the consolidated balance sheets.   $1     $1

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For both the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $1 million, related to the separate account DRD. The 2011 benefit did not include a true-up of the 2010 tax return.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

  Over the past several years, the Company has faced claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in all pending matters. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimable losses for sales practices matters.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 Unclaimed Property Inquiries

  More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates for compliance with unclaimed property laws. Additionally, Metropolitan Life Insurance Company and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multi-state targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration's Death Master File or a similar database to identify instances where death benefits under life insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multi-state market conduct exam, or issue directives similar to the New York Insurance Department's letter. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and changes to the Company's procedures for the identification and escheatment of abandoned property.

  Various litigation, claims and assessments against the Company, in addition to those discussed previously or those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

INSOLVENCY ASSESSMENTS

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments were as follows:

                                                                 DECEMBER 31,
                                                                 -------------
                                                                   2011   2010
                                                                 ------ ------
                                                                 (IN MILLIONS)
  Other Assets:
   Premium tax offset for future undiscounted assessments.......   $5     $5
   Premium tax offsets currently available for paid assessments.    1      1
                                                                   --     --
                                                                   $6     $6
                                                                   ==     ==
  Other Liabilities:
   Insolvency assessments.......................................   $7     $8
                                                                   ==     ==

COMMITMENTS

 COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $122 million and $162 million at December 31, 2011 and 2010, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 MORTGAGE LOAN COMMITMENTS

  The Company commits to lend funds under mortgage loan commitments. There were $6 million of unfunded mortgage loan commitments at December 31, 2011. There were no unfunded mortgage loan commitments at December 31, 2010.

 COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

  The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $7 million for both years ended December 31, 2011 and 2010, respectively.

GUARANTEES

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $10 million to $45 million, with a cumulative maximum of $55 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2011 and 2010.

11.  EQUITY

 STATUTORY EQUITY AND INCOME

  Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. General American exceeded the minimum RBC requirements for all periods presented herein.

  The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of General American.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (unaudited) of General American, a Missouri domiciled insurer, was $128 million, $64 million and $65 million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus (unaudited), as filed with the Missouri State Department of Insurance, was $825 million and $944 million at December 31, 2011 and 2010, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 DIVIDEND RESTRICTIONS

  Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MLIC as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). General American will be permitted to pay a cash dividend to MLIC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, General American paid an extraordinary cash dividend to GenAmerica, its former parent, of $183 million, of which, $164 million was a return of capital. During the years ended December 31, 2010 and 2009, General American paid a dividend of $149 million and $107 million, respectively, of which, $127 million and $87 million, respectively, was a return of capital. The maximum amount of dividends which General American may pay to MLIC in 2012 without prior regulatory approval is $70 million.

 OTHER COMPREHENSIVE INCOME (LOSS)

  The following table sets forth the balance and changes in accumulated other comprehensive income (loss) including reclassification adjustments required for the years ended December 31, 2011, 2010 and 2009 in other comprehensive income
(loss) that are included as part of net income (loss) for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                    YEARS ENDED DECEMBER 31,
                                                                                    -----------------------
                                                                                      2011     2010    2009
                                                                                    ------   ------  ------
                                                                                       (IN MILLIONS)
Holding gains (losses) on investments arising during the year...................... $ 396    $ 476   $ 729
Income tax effect of holding gains (losses)........................................  (140)    (166)   (254)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income..............................................................   (55)     (41)      8
Income tax effect of reclassification adjustments..................................    19       14      (3)
Allocation of holding (gains) losses on investments relating to other policyholder
  amounts..........................................................................   (10)      (6)    (63)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts..........................................................................     4        2      22
                                                                                    -----    -----   -----
Net unrealized investment gains (losses), net of income tax........................   214      279     439
Defined benefit plans adjustment, net of income tax................................    (3)      (1)     (2)
                                                                                    -----    -----   -----
Other comprehensive income (loss)..................................................   211      278     437
Cumulative effect of change in accounting principle, net of income tax expense
  (benefit) of $0, $0 and less than $1 million (see Note 1)........................    --       --      (1)
                                                                                    -----    -----   -----
 Other comprehensive income (loss)................................................. $ 211    $ 278   $ 436
                                                                                    =====    =====   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

12.  OTHER EXPENSES

  Information on other expenses was as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                          -----------------------
                                                            2011     2010    2009
                                                          ------   ------  ------
                                                             (IN MILLIONS)
  Compensation...........................................  $  2     $  3    $ (6)
  Pension, postretirement & postemployment benefit costs.    17       17      20
  Commissions............................................    50      (20)    (18)
  Capitalization of DAC..................................   (58)      (5)     (6)
  Amortization of DAC and VOBA...........................    22       24      30
  Interest expense on debt and debt issuance costs.......     9        9       9
  Premium taxes, licenses & fees.........................     7        9      14
  Goodwill impairment (see Note 1).......................    35       --      --
  Other..................................................    45       38      63
                                                           ----     ----    ----
   Total other expenses..................................  $129     $ 75    $106
                                                           ====     ====    ====

 CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

  See Note 5 for a rollforward of DAC and VOBA including impacts of capitalization and amortization.

 INTEREST EXPENSE ON DEBT AND DEBT ISSUANCE COSTS

  Includes interest expense on debt (see Note 8).

 AFFILIATED EXPENSES

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

  See Notes 7 and 13 for a discussion of affiliated expenses included in the table above.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

13.  RELATED PARTY TRANSACTIONS

 SERVICE AGREEMENTS

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                          YEARS ENDED DECEMBER 31,
                                                          -----------------------
                                                            2011     2010    2009
                                                          ------   ------  ------
                                                               (IN MILLIONS)
  Compensation...........................................  $ 4      $ 3     $(6)
  Pension, postretirement & postemployment benefit costs.   17       17      20
  Commissions............................................    1        1       4
  Other..................................................   24       21      30
                                                           ---      ---     ---
   Total other expenses..................................  $46      $42     $48
                                                           ===      ===     ===

  Revenues received from affiliates related to these agreements were recorded as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                            2011     2010    2009
                                                          ------   ------  ------
                                                               (IN MILLIONS)
  Universal life and investment-type product policy fees.   $2      $  2    $  1
  Other revenues.........................................   $1      $ --    $ --

  The Company had net receivables from affiliates of $4 million at both December 31, 2011 and 2010 related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 7. See Note 2 for additional related party transactions.

14.  SUBSEQUENT EVENT

  The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 consolidated financial statements.

                                     PART C

                                OTHER INFORMATION

Item 26. Exhibits

a. Board of Directors Resolutions.

     1) Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Paragon Separate Account B (10)

     2) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account B of Paragon Life Insurance Company (4)

b. Custodian Agreements. Not applicable.

c. Underwriting Contracts.

     1)   Principal Underwriting Agreement (13)


     2)   Form of Enterprise Sales Agreements (16)

          a)   Walnut Street Securities Selling Agreement (10/1/93-5/1/02)

          b)   General American Distributors Sales Agreement #2 (5/1/02-
               12/14/04)

          c)   General American Distributors Sales Agreement #3 (5/1/02-
               12/14/04)

          d) MetLife Investors Distribution Company Sales Agreement (12/14/04-6/1/05)

          e)   Metropolitan Life Retail Sales Agreement (6/1/05-5/1/07)

          f) MetLife Investors Distribution Company Sales Agreement (5/1/07 to present)

     3)   Schedule of Differences in Sales Agreements (16)



     4) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010 (19)


d. Contracts.

     1)   Form of Group Contract:

          i.   Scudder - (Group Contract 30020) (5)

          ii.  Morgan Stanley - (Group Contract 30029) (5)

                    Putnam

                    MFS

          iii. Multi-Manager (Group Contract 30037) (5)

     2)   Proposed Form of Individual Policy and Policy Riders:

          i.   Scudder - (Group Contract 30018) (5,2)

          ii.  Morgan Stanley - (Group Contract 30027) (5,2)

                    Putnam

                    MFS

          iii. Multi-Manager (30045) (6)


     3)   Form of Certificate and Certificate Riders:


          i.   Scudder - (Group Contract 30019) (5,2)

          ii.  Morgan Stanley - (Group Contract 30028) (5,2)

                    Putnam

                    MFS

          iii. Multi-Manager (30036) (5,2)

          iv.  Multi-Manager (30044) (6)

          v.   MET (30047) (10)


          vi. Met Flex GVUL Certificate and Certificate Riders (G.24300(2003) and 24300A, GCR02-dp, G.24300-1, G.24300-2, G24300-2A, G.24300-3,
               G.24300-4, G.24300-6, G.24300-6A, CR05-1) (15)


e. Applications.

     1)   Form of Application for Group Contract (10914) (3); (33906) (6)

     2) Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915) (3)

     3) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920) (3); (33910) (6)

     4)   Form of Application for Spouse Insurance (Group Contract 10917) (3)

     5) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100) (3)

     6) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357) (3)

     7)   Form of Application for Spouse Insurance (Individual Policy 10354) (3)

     8) Form of Application Supplement for (Scudder Commissioned Policy, 33105) (5)

     9)   Form of Application Supplement for (Putnam Policy, 33114) (5)

     10)  Form of Application Supplement for (MFS Policy, 33115-20) (5)

     11)  Form of Application Supplement for (Morgan Stanley Policy, 33113) (5)

     l2) Form of Application Supplement for (Multi-Manager Commissioned Policy, 33116) (5); (33135)(6)

     13) Form of Application Supplement--Conditional Interim Coverage Agreement (33909) (6)

f. Depositor's Certificate of Incorporation and By-Laws.

     1)   Restated Charter and By-laws of Metropolitan Life Insurance Company
          (8)

     2) Amended Restated Charter and By-laws of Metropolitan Life Insurance Company (9)

     3)   Amended and Restated By-Laws of Metropolitan Life Insurance Company
          (13)

g. Reinsurance Contracts. (7)

h. Participation Agreements.



     1)   Participation Agreement with Scudder Variable Series I  (1)


     2)   Participation Agreement with Putnam Variable Trust (1)

     3)   Participation Agreement with MFS Variable Insurance Trust (1)


     4) Participation Agreement with T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series (2)


     5)   Participation Agreement with Morgan Stanley Variable
          Investment Series (5)

     6)   Participation Agreement with Metropolitan Series Fund, Inc. (12)

     7)   Participation Agreement with Met Investors Series Trust (9)

     8) Amended and Restated Participation Agreement with Fidelity Variable Insurance Products Funds I, II, III, IV and V and First Amendment (14)

     9)   Participation Agreement with American Funds Insurance Series (2)

     10) First & Second Amendments to the Participation Agreement with Met Investors Series Trust (16)

     11)  Participation Agreement with MFS Variable Insurance Trust II (17)

     12) Amendment No. 2 to the Participation Agreement with American Funds Insurance Series (17)

     13)  Supplements to the Participation Agreement with DWS Variable Series II
          (17)

     14) Amendment to Schedule A of the Participation Agreement with T. Rowe Price Series (17)

     15) Amendments to Participation Agreements for AIM/Invesco, American Funds and Fidelity (20)

     16) Amendments to Participation Agreements for DWS Variable Insurance Series I & II (21)

     17) Amendments to the Participation Agreements with MFS Variable Insurance Trust Met Investors Series Trust and Metropolitan Series Fund, Inc.
          (23)

     18) Assignment and Assumption of Participation Agreement with Morgan Stanley Investment Management (Filed herewith)


i. Administrative Contracts. Not applicable.

j. Other Material Contracts.

     1)   Guarantee Agreement (10)

k. Legal Opinion.

     1)   Opinion of John R. Murphy, Esquire (10)

     2) Opinion and consent of Blackwell Sanders Peper Martin LLC, Counsel to General American Life Insurance Company, (10)

l. Actuarial Opinion.

     Not Applicable

m. Calculations.

     Not Applicable

n. Other Opinions.



          Consent of Independent Registered Public Accounting Firm (Filed herewith)



o. Omitted Financial Statements. No financial statements are omitted from Item
24.

p. Initial Capital Agreements. Not applicable.

q. Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures for the Policies and the procedure for conversion to a fixed benefit policy (2)

r. Powers of Attorney

     1)   Metropolitan Life Insurance Company (Filed herewith)

     2)   General American Life Insurance Company (18)

          (a) Power of Attorney of Anne M. Belden (22)

s. Representations regarding separate account financial statements. (11)

----------

(1) Incorporated by reference to the Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6 (File No.
333-80393/811-08385) filed on September 1, 1999.


(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-36515) filed on February 26, 1998.


(3) Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A's Registration Statement on Form S-6 (File No.
33-18341/811-05382) filed on April 28, 2000.

(4) Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form S-6 (File No. 033-58796 and 811-7534) filed on April 28, 2000.

(5) Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6 (File No.
33-18341/811-08385) filed on April 25, 2001.

(6) Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form S-6 (File No. 33-58796/811-07534) filed on April 30, 2002.

(7) Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-6 (File No. 33-58796/811-075340 filed on April 30, 2003.

(8) Incorporated herein by reference to Post-effective Amendment No. 3 to the Metropolitan Life Separate Account UL's Registration Statement on Form S-6 (File No. 333-40161/811-06025) filed on April 6, 2000.

(9) Incorporated herein by reference to the Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716/811-04001) filed on March 5, 2002.

(10) Incorporated herein by reference to the Registrant's Registration Statement on Form N-6, File No. 333-133671 and 811-7534, filed May 1, 2006.

(11) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-6 (File No. 333-133671) filed April 17, 2007.

(12) Incorporated herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716), filed on September 10, 2007.

(13) Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-6 (File No. 333-133675), filed February 6, 2008.

(14) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-6 (File No. 333-133675) filed April 17, 2008.

(15) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-6 (File No. 333-133671) filed December 23, 2008.

(16) Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account A's Registration Statement on Form N-6 (File No. 333-133674) filed April 21, 2009.

(17) Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-6 (File No. 333-133675) filed April 22, 2009.

(18) Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-6 (File No. 333-133671) filed April 20, 2010.

(19) Incorporated herein by reference to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed April 13, 2010.

(20) Incorporated herein by reference to Post-Effective Amendment No. 24 to Metropolitan Life Separate Account UL's Registration Statement on Form
N-6 (File No. 033-57320) filed April 14, 2011.

(21) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-6 (File No. 333-133675) filed April 20, 2011.

(22) Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrants Registration Statement on Form N-6 (File No. 333-133671) filed on April 20, 2011.

(23) Incorporated herein by reference to Post-Effective Amendment No. 25 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6 (File No. 033-57320) filed April 12, 2012.

Item 27. Directors and Officers of the Depositor


Name and Principal Business Address                    Positions and Offices with Depositor
----------------------------------------------------   ----------------------------------------------------
Steven A. Kandarian
MetLife, Inc, and Metropolitan Life Insurance          Chairman of the Board, President and Chief Executive
Company                                                Officer
200 Park Avenue
New York, NY 10166

Sylvia Mathews Burwell                                 Director
President, WalMart Foundation
Corporate Affairs
702 Southwest 8th Street
Pole D-48
Bentonville, AR  72716-0150

Eduardo Castro-Wright                                  Director
Vice Chairman of Wal-Mart Stores, Inc.
702 Southwest 8th Street
Bentonville, AK 72716

Cheryl W. Grise                                        Director
c/o MetLife, Inc.
200 Park Avenue
New York, NY 10166

R. Glenn Hubbard                                       Director
Dean of Graduate School of Business and
Russell L. Carson Professor of
Finance and Economics
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902

John M. Keane                                          Director
Senior Partner of SCP Partners and
President of GSI, LLC
2020 K St., N.W.
Washington, DC 20006

Alfred F. Kelly, Jr.                                   Director
President and Chief Executive Officer
2014 NY/NJ Super Bowl Host Company
MetLife Stadium
One MetLife Stadium Drive
East Rutherford, NJ  07073

James M. Kilts                                         Director
Partner
Centerview Partners Management, LLC
16 School Street
Rye, NY 10580

Name and Principal Business Address                    Positions and Offices with Depositor
----------------------------------------------------   ----------------------------------------------------
Catherine R. Kinney                                    Director
c/o MetLife, Inc.
200 Park Avenue
New York, NY 10166

Hugh B. Price                                          Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.
Washington, DC 20036

David Satcher                                          Director
Director of Satcher Health Leadership
Institute and Center of Excellence on
Health Disparities
Morehouse School of Medicine
720 Westview Drive, S.W.
Atlanta, GA 30310-1495

Kenton J. Sicchitano                                   Director
c/o MetLife, Inc.
200 Park Avenue
New York, NY 10166

Lulu C. Wang                                           Director
Chief Executive Officer
Tupelo Capital Management LLC
12 E. 49th Street, #17
New York, NY 10017



Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 1095 Avenue of the Americas, New York, NY 10036.



Name                       Positions with Depositor
------------------------   -----------------------------------------------------
Steven A. Kandarian        Chairman of the Board, President and Chief Executive
                           Officer
Michel Abbas Khalaf        President, Europe/Middle East/Africa Division
Eric T. Steigerwalt        Executive Vice President and Chief Financial Officer
William J. Toppeta         Vice Chairman, EMEA/Asia
William J. Wheeler         President, The Americas
Peter M. Carlson           Executive Vice President and Chief Accounting Officer
Richard S. Collins         Deputy General Counsel
Steven J. Goulart          Executive Vice President and Chief Investment Officer
Nicholas D. Latrenta       Executive Vice President and General Counsel
Donnalee A. DeMaio         Executive Vice President
Michael K. Farrell         Executive Vice President
Margaret C. Fechtmann      Executive Vice President
Shailendra Ghorpade        Executive Vice President
Franciscus Hijkoop         Executive Vice President and Chief Human Resources
                           Officer
Beth M. Hirschhorn         Executive Vice President of Global Brand, Marketing
                           and Communications
William R. Hogan           Executive Vice President
Todd B. Katz               Executive Vice President

Name                       Positions with Depositor
------------------------   -----------------------------------------------------
Robin Lenna                Executive Vice President
Eugene R. Marks, Jr.       Executive Vice President
William D. Moore           Executive Vice President
Anthony J. Nugent          Executive Vice President
Oscar Schmidt              Executive Vice President
Marc Sevestre              Executive Vice President
Peter A. Smyth             Executive Vice President
Stanley J. Talbi           Executive Vice President
Andreas E. Vassiliou       Executive Vice President


Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

The registrant is a separate account of MetLife under the New York Insurance law. Under said law, the assets allocated to the separate account are the property of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2011

The  following  is  a list  of  subsidiaries  of MetLife,   Inc.  updated  as of
December 31, 2011.   Those  entities   which are  listed at  the left  margin
(labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and .01% general partnership is held by 1320 GP LLC

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile)- 91.15% is owned by MetLife, Inc., 8.84% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 68.6071% is held by MetLife Chile Inversiones Limitada, 31.3898% is held by Inversiones Interamericana S.A. and .0031% by International Technical & Advisory Services.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

F. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

G.    MetLife Securities, Inc. (DE)

H.    Enterprise General Insurance Agency, Inc. (DE)

I.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

J.    MetLife Investors Insurance Company (MO)

K.    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

M.    Newbury Insurance Company, Limited (Bermuda)

N.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

O.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.999998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and .000002% by Natiloportem Holdings, Inc.

      9.    MetLife Insurance Limited (United Kingdom)

      10.   MetLife Limited (United Kingdom)

      11. MetLife Insurance S.A./NV (Belgium) - 99.99999% of MetLife Insurance S.A./NV is owned by MetLife International Holdings, Inc. and 0.00001% by Natiloportem Holdings, Inc.

      12.   MetLife Services Limited (United Kingdom)

      13.   MetLife Europe R Limited (Ireland)

      14. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      15. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      16. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


            a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      17.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)


      18.   MetLife NC Limited (Ireland)

      19.   MetLife Europe Services Limited (Ireland)

      20.   MetLife International Limited, LLC (DE)

      21. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      22.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1) MetLife Services (Singapore) PTE Limited (Singapore)

                              2)    The Direct Call Centre PTY Limited
                                    (Australia)

                              3)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan Global Management, LLC and 1.29459% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      23. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      24.   MetLife Asia Pacific Limited (Hong Kong)

P.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        a) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland - Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings, LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine, LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC

Q.    MetLife Capital Trust IV (DE)

R. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (Ireland)

               i) MetLife Pension Trustees Limited (United Kingdom)

            b) MetLife Assurance Limited (United Kingdom)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      18.   TLA Holdings II LLC (DE)

      19.   TLA Holdings III LLC (DE)

      20. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Ventures, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

S.    MetLife Reinsurance Company of South Carolina (SC)

T.    MetLife Investment Advisors Company, LLC (DE)

U.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

V.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)


           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


W.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

X.    MetLife Capital Trust X (DE)

Y.    Cova Life Management Company (DE)

Z.    MetLife Reinsurance Company of Charleston (SC)

AA.   MetLife Reinsurance Company of Vermont (VT)

AB.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AC.   American Life Insurance Company (ALICO) (US)

      1.    ALICO Nagasaki Operation Yugen Kaisha (Japan)

      2.    Communication One Kabushiki Kaisha (Japan)

      3.    Financial Learning Kabushiki Kaisha (Japan)

      4. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      5.    A.I.G. Limited (Nigeria)

      6.    ALICO Limited (Nigeria)

      7.    American Life Limited (Nigeria)

      8. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 66.47% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      9.    American Life Hayat Sigorta A.S. (Turkey)

            a) Deniz Emeklilik ve Hayat A.S. (Turkey) - 99.86% of Deniz Emeklilik ve Hayat A.S. is owned by American Life Hayat Sigorta A.S., .0000000004% by ALICO and the remaining interests are owned by third parties

      10.   ALICO (Bulgaria) Zhivotozastrahovatelno Druzestvo EAD (Bulgaria)

      11.   Amcico pojist'ovna a.s. (Czech Republic)

      12.   MetLife S.A. (France)

            a) Hestis S.A.S. (France) - 66.06% of Hestis S.A.S. is owned by ALICO and the remaining interests are owned by third parties.

            b)    MetLife Solutions S.A.S. (France)

      13. ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by ALICO and the remaining interests are owned by third parties.

      14. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt (Hungary)

            a)    First Hungarian-American Insurance Agency Limited (Hungary)

      15.   ALICO Life International Limited (Ireland)

      16.   ALICO Italia S.p.A. (Italy)

            a) Agenvita S.r.L. (Italy) - 95% of Agenvita S.r.L. is owned by ALICO Italia S.p.A., the remaining 5% is owned by ALICO.

      17. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland) - 95.74% of AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. is owned by ALICO and 4.26% by MetLife Worldwide Holdings, Inc.

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      18. ALICO Asigurari Romania S.A. (Romania) - 99.99999726375% of ALICO Asigurari Romania S.A. is owned by American Life Insurance Company and the remaining .000001273625% is owned by International Technical and Advisory Services Limited.

            a) ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and .0252% is owned by AMPLICO Services Sp z.o.o.

            b)    ALICO Training and Consulting S.R.L. (Romania)

      19.   International Investment Holding Company Limited (Russia)

      20.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      21.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)
            - 99.96% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by American Life Insurance Company and the remaining .04% is owned by International Technical and Advisory Services Limited.

      22.   AMSLICO poist'ovna ALICO a.s. (Slovakia)

            a)    ALICO Services Central Europe s.r.o. (Slovakia)

            b)    ALICO Funds Central Europe sprav.spol., a.s. (Slovakia)

      23.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      24.   ALICO Management Services Limited (United Kingdom)

      25.   ZEUS Administration Services Limited (United Kingdom)

      26.   ALICO Trustees (UK) Ltd. (United Kingdom) - 50% of ALICO Trustees
            (UK) Ltd. is owned by ALICO and the remaining interests are owned by International Technical and Advisory Services Limited.

      27. PJSC ALICO Ukraine (Ukraine) - 99.9990% of PJSC ALICO Ukraine is owned by American Life Insurance Company, .0005% is owned by International Technical and Advisory Services Limited and the remaining .0005% is owned by Borderland Investment Limited.

      28.   Borderland Investments Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      29.   International Technical and Advisory Services Limited (USA-Delaware)

      30.   International Services Incorporated (USA-Delaware)

      31.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      32. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      33. ALICO Compania de Seguros, S.A. (Argentina) - 90% of ALICO Compania de Seguros, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      34. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989811% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100030% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      35. Inversiones Interamericana S.A. (Chile) 99.9850% of Inversiones Interamericana S.A. is owned by ALICO and .0150% by International Technical & Advisory Services.

            a) ALICO Costa Rica S.A. (Costa Rica) - 99% of ALICO Costa Rica S.A. is owned by Inversiones Interamericana S.A. and 1% by La Interamericana Compania de Seguros de Vida S.A.

            b) Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by Inversiones Interamericana S.A. and the remaining interests by a third party.

                  i) Legagroup S.A. (Chile) - 99% is owned by Legal Chile and 1% is owned by a third party.

      36. ALICO Mexico Compania de Seguros, S.A. de C.V. (Mexico) - 99.999998% of ALICO Mexico Compania de Seguros de Vida, SA de CV is owned by American Life Insurance Company and .000002% is owned by International Technical and Advisory Services Limited.

      37.   ALICO Services, Inc. (Panama)

      38. American Life and General Insurance Company (Trinidad & Tobago) Ltd. (Trinidad and Tobago) - 80.92373% of American Life and General Insurance Company (Trinidad & Tobago) Ltd. is owned by ALICO and the remaining interests are owned by a third party.

            a) ALGICO Properties, Ltd. (Trinidad & Tobago) - 99.99994% of ALGICO Properties, Ltd. is owned by American Life and General Insurance Company (Trinidad & Tobago), .00003% is owned by American Life Insurance Company and the remaining .00003% is owned by third parties.

            b)    Eleven Dee, LTD. (Trinidad & Tobago)

      39.   MetLife Seguros de Vida, S.A. (Uruguay)

      40. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

      41.   Global Properties, Inc. (USA-Delaware)

      42.   Alpha Properties, Inc. (USA-Delaware)

      43.   Beta Properties, Inc. (USA-Delaware)

      44.   Delta Properties Japan, Inc. (USA-Delaware)

      45.   Epsilon Properties Japan, Inc. (USA)

      46.   Iris Properties, Inc. (USA-Delaware)

      47.   Kappa Properties Japan, Inc. (USA-Delaware)

      48.   MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

            a)    MetLife Global Holding Company II GmbH (Swiss II)
                  (Switzerland)

                  i)    MetLife EU Holding Company Limited (Ireland)

      49.   MetLife ALICO Preparatory Company KK (Japan)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU affiliated members.

Item 29. Indemnification

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million. The Directors and Officers of Metropolitan Life Insurance Company, the depositor and principal underwriter of the Registrant, as well as certain other subsidiaries of MetLife, Inc. are covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability Policy. A provision in Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.

Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

     (a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. On May 1, 2007, MetLife Investors Distribution Company became the principal underwriter and distributor of the Policies. Previously, Metropolitan Life Insurance Company was the principal underwriter and distributor. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:


Met Investors Series Trust,
Metropolitan Life Separate Account E,
Metropolitan Life Separate Account UL,
MetLife Investors USA Separate Account A,
MetLife Investors USA Variable Life Account A
MetLife Investors Variable Annuity Account One,
MetLife Investors Variable Life Account One,
First MetLife Investors Variable Annuity Account One,
General American Separate Account Eleven,
General American Separate Account Twenty-Eight,
General American Separate Account Twenty-Nine,
General American Separate Account Two,
Security Equity Separate Account 26,
Security Equity Separate Account 27,
MetLife of CT Separate Account Eleven for Variable Annuities,
MetLife of CT Separate Account QPN for Variable Annuities,
MetLife of CT Fund UL for Variable Life Insurance,
MetLife of CT Fund UL III for Variable Life Insurance,
Metropolitan Life Variable Annuity Separate Account II,
Paragon Separate Account A,
Paragon Separate Account B,
Paragon Separate Account C,

Paragon Separate Account D,
Metropolitan Tower Separate Account One,
Metropolitan Tower Separate Account Two,
Metropolitan Series Fund.


     (b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.


Name and Principal Business Office    Positions and Offices with Underwriter
----------------------------------    -----------------------------------------
Marlene B. Debel  (2)                 Treasurer
Michael K. Farrell (3)                Director
Elizabeth M. Forget (2)               Executive Vice President
Paul A. LaPiana (1)                   Executive Vice President, National Sales
                                      Manager-Life
Craig W. Markham (4)                  Director and Vice President
John G. Martinez (5)                  Vice President, Chief Financial Officer
Paul A. Sylvester (3)                 President, National Sales
                                      Manager-Annuities & LTC
William J. Toppeta (2)                Director



(1) The principal business address is MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614.
(2) The principal business address is MetLife, 1095 Avenue of the Americas, New York, NY 10036.
(3) The principal business address is MetLife, 10 Park Avenue, Morristown,
    NJ 07962.
(4) The principal business address is MetLife, 13045 Tesson Ferry Road, St.Louis, MO 63128.
(5) The principal business address is MetLife, 18210 Crane Nest Drive, Tampa, FL 33647


(c) Compensation from the Registrant.


                                                  (3)
                            (2)          Compensation on Events
         (1)          Net Underwriting      Occasioning the          (4)           (5)
  Name of Principal    Discounts and    Deduction of a Deferred   Brokerage       Other
     Underwriter        Commissions            Sales Load        Commissions  Compensation
--------------------  ----------------  -----------------------  -----------  ------------
  MetLife Investors
Distribution Company   $3,798,773                   --                 --           --


Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

Item 31. Location of Accounts and Records


All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by MetLife at the Administrative Office, 13045 Tesson Ferry Road, St. Louis, MO 63128.


     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, NY 10166

     (c)  MetLife Investors Distribution Company
          5 Park Plaza, Suite 1900

          Irvine, California 92614

Item 32. Management Services

      All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Metropolitan Life Insurance Company.

Item 34. Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by General American Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

These significant events include: (i) termination of the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; (ii) a default under the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; or (iii) the insolvency of General American Life Insurance Company ("Guarantor").


Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the CURRENT ANNUAL audited financial statements of the Guarantor in the Registration Statement are UPDATED TO BE AS OF A DATE NOT MORE THAN 16 MONTHS PRIOR TO THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of the Guarantor regarding such financial statements.


During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain THE ANNUAL AUDITED financial statements of the Guarantor, free of charge upon a policyholder's request.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, in the City of New York and State of New York, on the 17th day of April, 2012.



                                        Paragon Separate Account B

                                        By: Metropolitan Life Insurance Company


                                        By: /s/ Paul G. Cellupica
                                            ------------------------------------
                                            Paul G. Cellupica
                                            Chief Counsel

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 17th day of April, 2012.




                                        Metropolitan Life Insurance Company


                                        BY: /s/ Paul G. Cellupica
                                            ------------------------------------
                                            Paul G. Cellupica
                                            Chief Counsel



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 17, 2012.



          SIGNATURE                                  TITLE
          ---------                                  -----
               *                   Chairman of the Board, President and Chief
--------------------------------                Executive Officer
Steven A. Kandarian

               *                           Executive Vice President and
--------------------------------             Chief Accounting Officer
Peter M. Carlson

               *                                     Director
--------------------------------
Sylvia Mathews Burwell

               *                                     Director
--------------------------------
Eduardo Castro-Wright

               *                                     Director
--------------------------------
Cheryl W. Grise

               *                                     Director
--------------------------------
R. Glenn Hubbard

               *                                     Director
--------------------------------
John M. Keane

               *                                     Director
--------------------------------
Alfred F. Kelly, Jr.

               *                                     Director
--------------------------------
James M. Kilts

               *                                     Director
--------------------------------
Catherine R. Kinney

               *                                     Director
--------------------------------
Hugh B. Price

                                                     Director
--------------------------------
David Satcher

               *                                     Director
--------------------------------
Kenton J. Sicchitano

               *                                     Director
--------------------------------
Lulu C. Wang

               *                           Executive Vice President and
--------------------------------              Chief Financial Officer
Eric T. Steigerwalt


By: /s/ Marie C. Swift
    ------------------------------------
    Marie C. Swift, Esq.
    Attorney- in - fact


* Executed by Marie C. Swift on behalf of those indicated pursuant to powers of attorney filed herewith.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 17th day of April, 2012.


                                         General American Life Insurance Company
                                             (Guarantor)



                                         BY: /s/ Karen A. Johnson
                                             -----------------------------------
                                             Karen A. Johnson
                                             Vice President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities indicated, on April 17, 2012.




          SIGNATURE                                  TITLE
          ---------                                  -----
               *                   Chairman of the Board, President and Chief
--------------------------------         Executive Officer and Director
Michael K. Farrell

             *                       Director, Executive Vice President and
--------------------------------                Chief Accounting Officer
Peter M. Carlson

                                                    Director
--------------------------------
Paul G. Cellupica

               *                                     Director
--------------------------------
Todd B. Katz

                                                     Director
--------------------------------
Paul A. LaPiana

               *                                     Director
--------------------------------
Maria R. Morris


               *                                     Director
--------------------------------
Eric T. Steigerwalt

               *                                     Director
--------------------------------
Stanley J. Talbi


               *                                Vice President
--------------------------------         (principal financial officer)
Anne M. Belden



By: /s/ Marie C. Swift
    -----------------------------------
    Marie C. Swift, Esq.
    Attorney-in-Fact


* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 12 filed April 20, 2011 and Post-Effective Amendment No. 11 filed April 21, 2010 to the Registrant's Registration Statement on Form N-6 (File No. 333-133671).

                                 EXHIBIT INDEX


(h)(18) Assignment and Assumption of Participation Agreement with Morgan Stanley Investment Management


(n)      Consent of Independent Registered Public Accounting Firm

(r)(1)   Powers of Attorney- Metropolitan Life Insurance Company